U.S. ECONOMIC REVIEW AND OUTLOOK

                              AN IMPORTANT MESSAGE
                                FROM THE CHIEF
                               INVESTMENT OFFICER

The recent market volatility should remind all of us of the importance of maintaining a long-term perspective when investing and to carefully review our portfolios to ensure that there is appropriate diversification.

Day to day movement in the markets should not be as important to you as ensuring that the portfolios that you have selected for your investments are consistent with your long-term objectives.

With the high level of market volatility that we have seen recently, we have been carefully reviewing the market prices of the securities in our portfolios, particularly the prices of investments in foreign markets, to ensure that the share prices of our portfolios properly reflect the value of their investments.

In this regard, we remind you that, in appropriate cases, we use fair valuation methodologies to reflect the most recent market information available to us when we value the shares of our portfolios.

Peter D. Noris
Chief Investment Officer
AXA Financial, Inc.

The U.S. economy officially slipped into a recession in March of 2001. The economy had been weak for much of the second half of 2000, eking out gains of less than 2% in real gross domestic product (GDP). However, the economy was never able to develop much forward momentum given the ongoing cuts in business spending, inventory positions and weakness in corporate profits. By the spring of 2001, the weakness in the economy finally caught up to the labor market, evident with sizeable job loss rates and a rise in the civilian unemployment rate. The economy, more or less, muddled through the summer months, showing some signs of recovery by the end of the summer. However, the events of September 11 clearly eliminated any chance of recovery in 2001.

The massive terrorist attacks on the U.S. delivered a crushing blow to consumer and business confidence. Not surprising, the economy nose-dived soon after the attacks and more than one million jobs were lost by year-end.

The magnitude of the problems that followed was not lost on policymakers. In fact, their prompt responses were most encouraging. On the fiscal front, Congress quickly passed an emergency-spending package, authorizing $40 billion to fund recovery and relief efforts in New York and Washington D.C. and to help fund the military efforts. Later, Congress passed legislation to help the commercial airline industry and to nationalize security efforts at all airports. The U.S. Federal Reserve, meanwhile, quickly lowered the target on the federal funds rate by 50 basis points and then lowered it by another 125 basis points in the fourth quarter of 2001.

The fast policy response helped the economy perform much better than many expected. Final demand in the fourth quarter rose an estimated 1% annualized, not a strong showing, but many analysts including ourselves, expected final demand to be off 2% or more in the fourth quarter. Companies were also surprised by how well consumer demand held up in the quarter, evident by the record $100 billion annualized decline in inventory positions in the period. We suspect a lot of the inventory liquidation was unintentional, compelling companies to raise production in early 2002.

NEAR-TERM OUTLOOK

The U.S. has some solid momentum going into 2002. Companies in both the old and new economy have reported better than expected sales figures for the fourth quarter of 2001 and many of them expect demand to improve further in 2002. Overall liquidity flows remain strong, and indicate a relatively strong gain in Real GDP of about 3.5% in 2002. On the policy front, we expect the U.S. Federal Reserve to maintain its low interest rate stance until the second half of 2002, and we are still hopeful that Congress will pass another small stimulus package relatively soon.

The preceding commentary was prepared by Joseph G. Carson, Vice President and U.S. Economist for Alliance Capital Management L.P. Alliance is one of the investment advisers to EQ Advisors Trust. The views expressed do not necessarily express the opinions of all the investment advisers of EQ Advisors Trust.

PORTFOLIO COMMENTARY AND PERFORMANCE

MULTIPLE ADVISER PORTFOLIOS
   EQ/Aggressive Stock ........................................................4
      (Alliance Capital Management L.P., Marsico
      Capital Management, LLC, MFS Investment
      Management, and Provident Investment
      Counsel, Inc. serve as advisers to the
      portfolio)
   EQ/Balanced ................................................................6
      (Alliance Capital Management L.P., Capital
      Guardian Trust Company, Jennison Associates
      LLC, Prudential Investments Fund Management
      LLC, and Mercury Advisors serve as advisers to the portfolio)

ALLIANCE CAPITAL MANAGEMENT L.P.
   EQ/Alliance Common Stock ...................................................8
   EQ/Alliance Global .........................................................9
   EQ/Alliance Growth and Income .............................................10
   EQ/Alliance Growth Investors* .............................................11
   EQ/Alliance High Yield ....................................................12
   EQ/Alliance Intermediate Government Securities ............................13
   EQ/Alliance International* ................................................14
   EQ/Alliance Money Market ..................................................15
   EQ/Alliance Premier Growth ................................................16
   EQ/Alliance Quality Bond ..................................................17
   EQ/Alliance Small Cap Growth ..............................................18
   EQ/Alliance Technology ....................................................19
   EQ/Equity 500 Index .......................................................20
*also advised by Bernstein Investment Research and
Management, a unit of Alliance Capital
Management L.P.

AMERICAN EXPRESS FINANCIAL CORPORATION
   EQ/AXP New Dimensions .....................................................21
   EQ/AXP Strategy Aggressive ................................................22

BERNSTEIN INVESTMENT RESEARCH AND
MANAGEMENT (A UNIT OF ALLIANCE CAPITAL
MANAGEMENT, L.P.)
   EQ/Bernstein Diversified Value ............................................23

DEUTSCHE ASSET MANAGEMENT INC.
   EQ/International Equity Index .............................................24
   EQ/Small Company Index ....................................................25

CALVERT ASSET MANAGEMENT COMPANY, INC. AND
BROWN CAPITAL MANAGEMENT, INC.
   EQ/Calvert Socially Responsible ...........................................26

CAPITAL GUARDIAN TRUST COMPANY
   EQ/Capital Guardian International .........................................27
   EQ/Capital Guardian Research ..............................................28
   EQ/Capital Guardian U.S. Equity ...........................................29

EVERGREEN INVESTMENT MANAGEMENT COMPANY LLC
   EQ/Evergreen Omega ........................................................30

FIDELITY RESEARCH & MANAGEMENT COMPANY
   EQ/FI Mid Cap .............................................................31
   EQ/FI Small/Mid Cap Value .................................................32

JANUS CAPITAL CORPORATION
   EQ/Janus Large Cap Growth .................................................33

J.P. MORGAN INVESTMENT MANAGEMENT INC.
   EQ/J.P. Morgan Core Bond ..................................................34

LAZARD ASSET MANAGEMENT
   EQ/Lazard Small Cap Value .................................................35

MARSICO CAPITAL MANAGEMENT, LLC
   EQ/Marsico Focus ..........................................................36

MERCURY ADVISORS
   EQ/Mercury Basic Value Equity .............................................37

MORGAN STANLEY ASSET MANAGEMENT, INC.
   EQ/Emerging Markets Equity ................................................38

MFS INVESTMENT MANAGEMENT
   EQ/MFS Emerging Growth Companies ..........................................39
   EQ/MFS Investors Trust ....................................................40
   EQ/MFS Research ...........................................................41

PUTNAM INVESTMENT MANAGEMENT, LLC
   EQ/Putnam Growth & Income Value ...........................................42
   EQ/Putnam International Equity ............................................43
   EQ/Putnam Investors Growth ................................................44

T. ROWE PRICE INTERNATIONAL, INC.
   EQ/T. Rowe Price International Stock ......................................45

NOTES ON PERFORMANCE


Performance of each of the EQ Advisors Trust portfolios as shown on the following pages, compares each portfolio's performance to that of a broad-based securities index. Each of the portfolio's annualized rates of return is net of investment management fees and expenses of the portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contractholder can invest directly in the EQ Advisors Trust portfolios. Changes in policy values depend not only on the investment performance of the EQ Advisors Trust portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.


Each of the EQ Advisors Trust portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.


GROWTH OF $10,000 INVESTMENT

The charts shown on the following pages illustrate the total value of an assumed investment in both Class IA and Class IB shares (if applicable) of each portfolio of EQ Advisors Trust. The periods illustrated are from the inception dates shown through December 31, 2001. These results assume reinvestment of dividends and capital gains. The total value shown for each portfolio reflects management fees and operating expenses of the portfolios. They have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

EQ/AGGRESSIVE STOCK PORTFOLIO

Portfolio Manager Discussion and Analysis

Equitable employs different investment advisers for this portfolio, each of whom is responsible for managing an allocated portion or "sleeve" of the portfolio's assets. Each of the advisers works independently of the other advisers, managing their respective sleeves of the portfolio with a specific objective and strategy. The following commentaries discuss the investment activities and performance of each sleeve of the portfolio that are managed by each of the respective investment advisers.


ALLIANCE CAPITAL MANAGEMENT LP

LARGE CAP GROWTH SLEEVE

The year 2001 was divided into two parts: pre-September 11, and post-
September 11. The Russell 1000 Growth Index ended the month of December down -0.2%, and fell -20.4% for the quarter ended December 31, 2001, while declining -22.1% for the entire year. The year marked Wall Street's worst performance in more than 25 years, representing the second straight down year in a row for the first time since 1973 through 1974.

The stocks that contributed to our performance over the year were mostly consumer and financial companies. Although banks remain exposed to the increased company and individual loan defaults generated by the recession, they were able to generate larger lending profits assisted by the eleven rate cuts year-to-date by the U.S. Federal Reserve. Stocks that detracted from our performance contributors during the year were mostly technology and health care related stocks. The technology sector, which has led the market's year-end rally, leveled off during December as the NASDAQ fell 1.2%. Yet, despite its decline of approximately 20% for the year 2001, it surged over 40% since its bottom in late September. Companies' reports and forecasts continue to be mixed, however, and analysts differ on when the turn will occur.

Many health care stocks suffered as investors took their profits from this sector or used these funds to chase the technology rally. Health insurance companies suffered amid unresolved political differences surrounding the economic stimulus package as large numbers of Americans lost both their jobs and their insurance coverage between March and November of 2001.

As we look ahead into 2002, we are encouraged by the recent positive economic data released in 2001 that indicate the economy has bottomed and is now poised for growth. We share investors' fundamental optimism that the Fed's eleven interest rate cuts will start to take hold and that an economic recovery in the latter half of 2002 is likely.


MID CAP GROWTH SLEEVE

In 2001, performance for our sleeve of the portfolio was driven by stock selection with most of the impact concentrated in a few sectors. Our technology holdings added 4.3% to relative performance. The strategy was to balance exposure to high conviction/lower risk shares with higher risk software and semi-conductor shares. The strategy worked well, particularly related to our semi-conductor shares, which rebounded sharply in the fourth quarter. Although semi-conductor shares were down approximately 15% for the year, their performance outpaced the overall 36% decline in technology. The gains from our technology holdings were offset by returns from its health care shares. In health care, our underweight position in biotechnology did not help performance because of poor stock selection within the industry. The shares of Millennium Pharmaceuticals and Human Genome Sciences declined, as both companies reduced 2002 guidance. Performance was also impacted by our holdings in Watson Pharmaceuticals, which declined almost 40% on a reduced earnings forecast. On the positive side, we benefited from our large holdings in hospital management shares, which were up sharply. These companies (Tenet Healtcare Corp., HMA) are beneficiaries of improved macro spending patterns, as well as improved margins from operational efficiencies. We continue to focus our holdings in hospital management companies and selected biotechnology issues.


MARSICO CAPITAL MANAGEMENT LLC

While our performance in health care-related investments was mixed, investments in companies such as Tenet Health Care and UnitedHealth Group added value. Quest Diagnostics, which is in the medical devices field, also posted strong gains last year. Aided by a strong fourth quarter rally, our consumer-related holdings added a good amount of value in 2001. We benefited from an underweighting throughout much of the year in technology companies, particularly the hardware and equipment industries. Our overweight position in the industial sector was also a positive contributor to performance.

In early 2001, our positions in companies such as EMC Corporation, Seibel Systems, and Corning traded down sharply and exerted a negative effect on investment results for the full year. Our brokerage positions, particularly Merrill Lynch, Goldman Sachs Group, and Lehman Bros. Holdings, detracted from performance as did our underweighting in bank stocks. Energy-related holdings such as Smith International, Calpine, and Schlumberger detracted from performance as did our positions in the Pharmaceuticals/Biotechnology sector.


MFS INVESTMENT MANAGEMENT

We believe our underperformance over the period was primarily a result of our holdings in technology, which was the worst performing sector in a difficult market environment. Even outside technology, the market was particularly brutal for aggressive growth investors across all sectors. We remained true to our mandate -- which is to be an aggressive growth fund -- at a time when our style was out of favor. And although that hurt performance over the period, our experience has been that the best long-term returns come from staying true to one's style across market cycles.

One view of what happened in the market is that technology was a massive bubble in 1999 and 2000 that burst. We think, however, the reality is that technology companies have been growing their earnings at a much faster rate than the overall market for years, so this was not a two-year phenomenon.

More importantly, we think that outperformance by technology companies is likely to resume after this downturn. Our analysts and portfolio managers talk to CEOs in almost every conceivable industry daily, and a common theme we hear is that companies that are successful within their given industry, whether it's retail or health care or financial services or whatever, are those that are leveraging technology better than their competitors.

EQ/AGGRESSIVE STOCK PORTFOLIO

PROVIDENT INVESTMENT COUNSEL

We believe that the strong rise in equity prices during the quarter begins a sustained period of rising equity values, and ends a year that most investors found very painful. For the fourth quarter, the portfolio recorded a solid absolute advance and relative performance versus the benchmark was strong. Stock selection across the major sectors was positive, and our sector allocation also added value. Stock selection was particularly strong in the biotechnology, retail, and semiconductor areas. Improved performance in the fourth quarter resulted from our patience in sticking to the themes and strategy established earlier this year. While our performance had been weak in the 1st and 3rd quarter, any review of 2001 must include our miscalculation about the speed with which the economy and stock market would recover after the unwinding of the "tech bubble" in 2000. The resulting economic weakness caused many of the high quality growth companies in our portfolio to miss earlier forecast earnings per share growth projections. Fortunately, as we witnessed in the late 2001, when market sentiment began to look to a brighter economic and stock market future, our growth approach produced strong results.

We believe that the fourth quarter advance will carry through 2002, accompanied by the characteristic market volatility we have seen of late. We believe that the lows of September 21st will likely hold and that that date marked the end of the bear market for large capitalization growth stocks. Looking ahead the broad market should experience positive returns in 2002 and we believe growth stocks will continue to outperform.


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital.


PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .....................................................$2,399.5 MILLION
Number of Issues ............................................................289

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
Tyco International Ltd. ................................Industrial Conglomerates
Home Depot, Inc. ........................................Home Improvement Retail
Pfizer, Inc. ....................................................Pharmaceuticals
Citigroup, Inc. ..........................................Diversified Financials
Microsoft Corp. ................................................Systems Software
Tenet Healthcare Corp. ..................................Health Care Equipment &
                                                                        Services
IDEC Pharmaceuticals Corp. ......................................Pharmaceuticals
Forest Laboratories, Inc. .......................................Pharmaceuticals
Harley-Davidson, Inc. ...............................................Automobiles
Taiwan Semiconductor
  Manufacturing Co. ..............................................Semiconductors

ASSET MIX DISTRIBUTION, AS OF 12/31/01
Domestic Stock ............................................................91.2%
Foreign Stock & ADR's ......................................................6.7%
U.S. Government Securities .................................................0.3%
Cash & Other ...............................................................1.8%
  Total ..................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01


                                   1               3               5             10           SINCE
                                 YEAR            YEARS           YEARS          YEARS        INCEPT.
 Portfolio -- IA Shares        (24.99)%         (8.17)%         (2.96)%          4.17%       12.40%*
 Portfolio -- IB Shares        (25.18)          (8.40)          (3.20)           3.95        12.16* *
 Russell 3000 Growth           (19.63)          (5.85)           7.72           10.41        12.67

*   Since inception as of January 27, 1986

** Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested ten years ago on December 31, 1991)

[GRAPHIC OMITTED]
(LINE GRAPH)

                         EQ/AGGRESSIVE STOCK PORTFOLIO

        Portfolio Class IA     Portfolio Class IB           Russell 3000
         Shares ($15,070)       Shares ($14,834)       Growth Index ($26,922)
         ----------------       ----------------       ----------------------
1991      $10,000.00               $10,000.00              $10,000.00
1992        9,682.77                 9,659.58               10,522.10
1993       11,306.30                11,250.40               10,910.70
1994       10,874.70                10,795.10               11,151.00
1995       14,315.10                14,177.40               15,228.70
1996       17,493.40                17,304.00               18,561.20
1997       19,407.10                19,149.40               23,895.80
1998       19,462.80                19,159.10               32,263.30
1999       23,129.40                22,718.40               43,176.60
2000       20,091.60                19,827.20               33,497.80
2001       15,070.70                14,834.70               26,922.20

EQ/BALANCED PORTFOLIO

Portfolio Manager Discussion and Analysis

Equitable employs different investment advisers for this portfolio, each of whom is responsible for managing an allocated portion or "sleeve" of the portfolio's assets. Each of the advisers works independently of the other advisers, managing their respective sleeves of the portfolio with a specific objective and strategy. The following commentaries discuss the investment activities and performance of each sleeve of the portfolio that is managed by each of the respective investment advisers.

ALLIANCE CAPITAL MANAGEMENT LP

Credit spreads narrowed dramatically during the year and the portfolio's overweighted allocation on the corporate sector along with security selection within the sector was the primary driver of performance for the period. The yield curve steepened dramatically in response to the aggressive easing of monetary policy by the U.S. Federal Reserve. The portfolio's structure along the yield curve also contributed positively to performance. The portfolio's neutral position to underweighted mortgage allocation along with security selection within the mortgage arena, also enhanced performance.

Accelerating liquidity, improving consumer confidence, a deceleration in the unemployment rate and signs of a turnaround in manufacturing activity point to a recovery in the U.S. economy in early 2002. We expect economic growth to advance throughout the year, with Gross Domestic Product reaching a 3.50% annualized pace by the fourth quarter. U.S. Federal Reserve monetary policy will remain largely unchanged for the first half of the year, while tighter policy is expected in the latter half of 2002. In this environment, interest rates will trend gradually higher, and the yield curve will somewhat flatten.

Portfolio duration structure will continue to be barbelled. Current valuations, along with moderate economic growth and low inflation will be positives for the credit sensitive sectors. We expect to remain overweighted in corporates and asset-backed securities at the expense of governments. The portfolio's corporate allocation remains focused on the telecommunications and bank subsectors. While mortgage valuations are attractive, high volatility and a flatter yield curve do not bode well for the sector. The portfolio's allocation to mortgage pass-throughs will remain modestly underweighted.

Our equity strategy for most of the year emphasized financial service sector stocks and sought to avoid excess exposure to the technology and telecommunications sectors that were in a severe decline after being greatly over-exploited in the boom of the late 1990s. This was reasonably successful, however, we were hurt by significant losses in several companies that, although growing strongly, were caught with excessive debt in an adverse financial climate. On balance, performance was satisfactory in a difficult environment.

The outlook for 2002 is for a better economy and a better stock market. However, we believe that the magnitude of improvement may be somewhat muted. Technology stocks have come back strongly from the September lows and seem to be already discounting earnings beyond the year 2002. We are not greatly exposed to the technology sector and continue to prefer a more conservative strategy. Financials continue to lead our sleeve of the portfolio. It may be a volatile year with an initial snap back followed by questions about the sustainability of growth. We are however, fairly confident that returns will be positive after two years of negative results. The relative strength of the U.
S. economy looks as good as ever and long-term equity returns should return to normal levels.

CAPITAL GUARDIAN TRUST COMPANY

A multitude of bottom-up decisions in the portfolio throughout the year were reflected in returns as strong stock selection within all economic sectors added the majority of the value to the portfolio. Within the information technology sector, names such as KLA Tencor and Brocade Communication posted strong 2001 returns as investors were drawn to low valuations and evidence that a recovery was just around the corner. The financial sector as a whole lagged the market during the year, but our major holdings in companies like Bank of America and USA Education were significantly above the benchmark. Other sectors that fared reasonably well were the health care, consumer discretionary and consumer staples.

The weakest sectors were telecommunications, hurt by poor results and balance sheet concerns, and utilities, dragged down by the Enron debacle. Returns for energy stocks were anemic as oil fell below $20 per barrel. As expected, the defensive consumer staples and healthcare areas also lagged.

That said, stocks may have run ahead of themselves at year end, and the unwinding of the boom in valuations for technology and mega-cap stocks may not be over. There is a strong chance that the average stock will post better returns than the indices, and that would be a favorable environment for active management.

JENNISON ASSOCIATES, LLC

The Jennison sleeve of the portfolio was relatively conservatively positioned for most of 2001. During the fourth quarter of the year, the sleeve's information technology weighting moved from about 17% to 21.4%, through strong performance of a broad base of tech stocks including Microsoft, Dell and IBM. Also during the fourth quarter, the consumer discretionary weighting of our sleeve increased as a result of positive performance of retail stocks such as Kohl's Corp and media companies, including Omnicom. Citigroup, Goldman Sachs Group and Bank One, financial services holdings, also registered strong performances.

EQ/BALANCED PORTFOLIO

Among individual holdings, strong performers during the year included Microsoft, IBM, Johnson & Johnson and Abbott. Both Johnson & Johnson and Abbott had met earnings expectations for the second and third quarters, and reaffirmed their fourth-quarter guidance. On the downside, we were hurt by some of our technology holdings, among them, Nokia and EMC. Nokia was down year-to-date with sales bottoming out and expected to be flat in the fourth quarter as well.


MERCURY ADVISORS

Mercury Advisors was appointed as a new adviser to the portfolio on December 6, 2001. The adviser's commentary has been omitted due to the short timeframe in which the adviser has been managing its respective sleeve of the portfolio.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve a high return through both appreciation of capital and current income.


PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .....................................................$2,471.6 MILLION
Number of Issues ............................................................315

LARGEST HOLDINGS, AS OF 12/31/01
FNMA Securities ........................................U.S. Government Agencies
FHLMC Securities .......................................U.S. Government Agencies
U.S. Treasury Securities ........................................U.S. Government
GNMA Securities ........................................U.S. Government Agencies
Citibank Credit Card Issuance
   Trust ................................................Asset-Backed Financials
Discover Card Master Trust ..............................Asset-Backed Financials
Bank One Corp. ............................................................Banks
MBNA Master Credit Card Trust ...........................Asset-Backed Financials
American International Group, Inc. ....................................Insurance
Pfizer, Inc. ....................................................Pharmaceuticals

ASSET MIX DISTRIBUTION, AS OF 12/31/01
Domestic Stock ............................................................49.1%
Foreign Stocks & ADR's .....................................................3.0%
U.S. Government Securities ................................................29.6%
Foreign Government Bonds ...................................................0.6%
Corporate Bonds ...........................................................19.9%
Cash & Other .............................................................(2.2%)
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                  1              3            5           10           SINCE
                                 YEAR          YEARS        YEARS        YEARS        INCEPT.
 Portfolio -- IA Shares         (1.85)%        4.49%        9.16%        7.60%        11.13%*
 Portfolio -- IB Shares         (2.08)         4.22         8.66         7.23         10.80* *
 50% S&P 500/50%
   Lehman Agg. Bond             (1.67)         2.95         9.50        10.31        11.62
 50% S&P 500/50%
   Lehman Gov't/Corp.+          (1.69)         2.44         9.04        10.10        11.29

*   Since inception as of January 27, 1986

** Investment operations commenced with respect to Class IB shares on July 8, 1998. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

+ In 2001, the Investment Manager revised the Portfolios' market index to be the 50% S&P 500/50% Lehman Gov't/Corp. Index, which more closely reflects the market sectors in which the Portfolio invests.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested ten years ago on December 31, 1991)

[GRAPHIC OMITTED]
(LINE GRAPH)

                             EQ/BALANCED PORTFOLIO

                                                              50% S&P 500/50%           50% S&P 500/50%
          Portfolio Class IA      Portfolio Class IB            Lehman Agg.            Lehman Gov't/Corp
           Shares ($20,810)        Shares ($20,066)            Bond ($26,684)            Index ($26,174)
           ----------------        ----------------            --------------            ---------------
1991         $10,000.00               $10,000.00                $10,000.00                $10,000.00
1992           9,718.74                 9,695.41                 10,757.10                 10,760.00
1993          10,912.00                10,861.00                 11,828.20                 11,894.00
1994          10,036.00                 9,966.71                 11,739.40                 11,763.00
1995          12,019.00                11,908.00                 14,996.30                 15,102.00
1996          13,422.00                13,265.70                 16,950.30                 17,054.00
1997          15,444.00                15,228.50                 20,549.30                 20,730.00
1998          18,241.00                17,720.80                 24,453.10                 24,676.00
1999          21,487.00                20,823.80                 26,850.00                 27,006.00
2000          21,202.00                20,492.50                 27,138.10                 27,377.00
2001          20,810.00                20,066.30                 26,685.00                 26,174.00

EQ/ALLIANCE COMMON STOCK PORTFOLIO

Portfolio Manager Discussion and Analysis

The portfolio strategy for most of the year emphasized financial service sector stocks and sought to avoid excess exposure to the technology and telecommunications sectors that were in a severe decline after being greatly over-exploited in the boom of the late 1990s. This was reasonably successful, however, the portfolio was hurt by significant losses in several companies that, although growing strongly, were caught with excessive debt in an adverse financial climate. On balance, performance was satisfactory in a difficult environment. For the year as a whole, the account performance was slightly less than its benchmark, the Standard and Poor's 500 Index.


The outlook for 2002 is for a better economy and a better stock market. However, we believe that the magnitude of improvement may be somewhat muted. Technology stocks have come back strongly from the September lows and seem to be already discounting earnings beyond the year 2002. We are not greatly exposed to the technology sector and continue to prefer a more conservative strategy. Financials continue to lead the portfolio. It may be a volatile year with an initial snap back followed by questions about the sustainability of growth. We are however, fairly confident that returns will be positive after two years of negative results. The relative strength of the U. S. economy looks as good as ever and long-term equity returns should return to normal levels.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of its capital and increased income.

PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets ....................................................$11,409.0 MILLION
Number of Issues .............................................................90

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
Citigroup, Inc. ..........................................Diversified Financials
Vodafone Group .......................................Wireless Telecommunication
                                                                        Services
American International Group, Inc. ....................................Insurance
Bank of America Corp. .....................................................Banks
Liberty Media Corp. .......................................................Media
General Electric Co. ...................................Industrial Conglomerates
MBNA Corp. ...............................................Diversified Financials
AT&T Wireless Services, Inc. .........................Wireless Telecommunication
                                                                        Services
Sanmina--SCI Corp. .......................................Electronic Equipment &
                                                                     Instruments
Comcast Corp. .............................................................Media

ASSET MIX DISTRIBUTION, AS OF 12/31/01
Domestic Stock ............................................................81.9%
Foreign Stock & ADR's .....................................................11.6%
Corporate Bonds ............................................................0.6%
Cash & Other ...............................................................5.9%
 Total ...................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                1             3            5           10          20         SINCE
                              YEAR          YEARS        YEARS       YEARS       YEARS       INCEPT.
Portfolio -- IA Shares      (10.50)%       (1.22)%       10.01%      12.83%      14.85%      14.20%*
Portfolio -- IB Shares      (10.73)        (1.50)         9.72       12.55       14.57       13.90**
S&P 500                     (11.88)        (1.03)        10.70       12.93       15.23       14.15

*   Since inception as of January 13, 1976

** Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested ten years ago on December 31, 1991)

[GRAPHIC OMITTED]
(LINE GRAPH)

                       EQ/ALLIANCE COMMON STOCK PORTFOLIO

          Portfolio Class IA        Portfolio Class IB       S&P 500 Index
           Shares ($33,470)          Shares ($32,597)          ($33,757)
           ----------------          ----------------          ---------
1991         $10,000.00                $10,000.00            $10,000.00
1992          10,321.20                 10,296.10             10,761.90
1993          12,884.40                 12,822.50             11,846.50
1994          12,608.60                 12,519.00             12,003.00
1995          16,700.10                 16,543.80             16,513.40
1996          20,754.40                 20,468.70             20,305.10
1997          26,856.20                 26,424.20             27,079.50
1998          34,747.80                 34,102.50             34,818.60
1999          43,501.30                 42,582.30             42,146.00
2000          37,397.20                 36,515.80             38,308.50
2001          33,470.50                 32,597.70             33,757.40

EQ/ALLIANCE GLOBAL PORTFOLIO

Portfolio Manager Discussion and Analysis

The year 2001 was as challenging as 2000. During the first three quarters of the year, the market did not favor growth stocks. We are heartened by the very good performance during the fourth quarter of 2001, however, as the portfolio gained back some of the losses relative to the index during that quarter. Contributing to performance during the year were defensive stocks such as pharmaceutical and consumer stocks. U.S. and European bank stocks aided the portfolio's performance. On the negative side, global technology, media and telecommunications stocks hurt performance. In addition, European insurance stocks detracted from performance.

With the combination of monetary and fiscal stimulus and inventory liquidation, the U.S. economy should begin to recover in 2002, followed by Europe. Japan may lag due to the lack of necessary structural reform in that country. An improving global economy in 2002 bodes well for global markets. Valuations are far from their lows in September, but with an expected economic growth, we expect cyclical earnings to "catch up" with valuation. We continue to be invested in those stocks with the most visible earnings growth over the next 12-18 months. As always, a sensible and measured evaluation of price in relation to fundamentals continues to be our guiding light as we move forward in the challenging year ahead.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term growth of capital.

PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .....................................................$1,299.9 MILLION
Number of Issues .............................................................67

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
Citigroup, Inc. ..........................................Diversified Financials
Tyco International Ltd. ................................Industrial Conglomerates
Pfizer, Inc. ....................................................Pharmaceuticals
Takeda Chemical Industries Ltd. .................................Pharmaceuticals
General Electric Co. ...................................Industrial Conglomerates
Vodafone Group, plc. .................................Wireless Telecommunication
                                                                        Services
Liberty Media Corp. .......................................................Media
American International Group, Inc. ....................................Insurance
Microsoft Corp. .................................................System Software
Bank One Corp. .............................................................Bank

DISTRIBUTION OF EQUITY ASSETS BY REGION,
AS OF 12/31/01
United States .............................................................54.5%
Europe ....................................................................32.0%
Japan .....................................................................11.7%
Southeast Asia  ............................................................1.8%
 Total ...................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                   1               3              5           10           SINCE
                                 YEAR            YEARS          YEARS        YEARS        INCEPT.
 Portfolio -- IA Shares        (20.08)%         (3.43)%         4.12%        8.71%         9.01%*
 Portfolio -- IB Shares        (20.28)          (3.68)          3.85         8.45          8.75**
 MSCI World                    (16.82)          (3.37)          5.37         8.06          6.72

*   Since inception as of August 27, 1987

** Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested ten years ago on December 31, 1991)

[GRAPHIC OMITTED]
(LINE GRAPH)

                          EQ/ALLIANCE GLOBAL PORTFOLIO

          Portfolio Class IA      Portfolio Class IB          MSCI World
           Shares ($23,071)        Shares ($22,489)         Index ($21,704)
           ---------------         ----------------         ---------------
1991         $10,000.00               $10,000.00             $10,000.00
1992           9,951.64                 9,926.97               9,477.47
1993          13,145.80                13,080.20              11,610.10
1994          13,833.40                13,731.40              12,199.50
1995          16,436.20                16,279.40              14,727.50
1996          18,838.90                18,588.50              16,712.50
1997          21,035.80                20,707.00              19,346.90
1998          25,621.40                25,158.80              24,055.30
1999          35,492.30                34,765.60              30,053.60
2000          28,868.80                28,210.60              26,092.80
2001          23,071.90                22,489.50              21,704.00

EQ/ALLIANCE GROWTH & INCOME PORTFOLIO

Portfolio Manager Discussion and Analysis

Virtually all of the portfolio's outperformance for the year versus the Russell 1000 Value Index was due to stock selection, as sector selection was slightly negative. Our stock selection within the financial services arena had the most positive impact on the portfolio's performance. Fortunately, our overweight in credit sensitive stocks served us well as continued rate cuts by the Federal Reserve Board benefited major banks including Bank of America Corp, which returned nearly 43% for the year and consumer finance companies such as Household International. In addition, our underweight position of broker/dealers enhanced performance, as capital market activity remained weak.

Our position in AT&T appreciated 37% during 2001, as management's decision to spin off AT&T Wireless to shareholders and Comcast's bid for AT&T Broadband allowed the marketplace to better appreciate the value of AT&T's various businesses. Health Care, which at year-end represented our largest sector overweight vs. the Russell 1000 Value benchmark, was the strongest sector selection contributor. Within Healthcare, Tenet Health care was up 32%, as the company continued to post strong admission growth and pricing strength, which in turn led to strong 35% EPS growth. Pharmaceuticals, however, including Pharmacia Corp, which declined 29%, & Schering Plough Corporation detracted from performance.

As we enter 2002 we remain optimistic for US equity markets. After two consecutive down years, we are hopeful in the prospects of recent fiscal & monetary stimulus leading to an economic recovery in 2002. However, we are also cautious as expectations and valuations for many segments of the broader market appear rich. We therefore believe we can find the greatest relative value in traditionally defensive sectors, such as health care and consumer staples. Among our largest active positions at year-end are American Home Products, Anheuser Busch, & Avon Products.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to provide a high total return through investments primarily in dividend paying stocks of good quality, although the Portfolio may invest in fixed income and convertible securities.

PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .....................................................$2,241.8 MILLION
Number of Issues .............................................................78

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
Citigroup, Inc. ..........................................Diversified Financials
Tyco International Ltd. ................................Industrial Conglomerates
Bank of America Corp. .....................................................Banks
Household International, Inc. ............................Diversified Financials
AT&T Wireless Services, Inc. .........................Wireless Telecommunication
                                                                        Services
Bank One Corp. ............................................................Banks
Philip Morris Cos., Inc. ..........................................Food Products
JP Morgan Chase & Co. ....................................Diversified Financials
BP plc .....................................................Integrated Oil & Gas
Anheuser Busch Cos., Inc. .............................................Beverages

ASSET MIX DISTRIBUTION, AS OF 12/31/01
Domestic Stock ............................................................89.9%
Foreign Stock & ADR's ......................................................5.6%
U.S. Government Securities .................................................4.5%
 Total ...................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                    1              3            5            SINCE
                                   YEAR          YEARS        YEARS         INCEPT.
Portfolio - IA Shares             (1.30)%        8.45%        14.34%        13.72%*
Portfolio - IB Shares             (1.52)         8.20         14.12         13.48**
Russell 1000 Value                (5.59)         2.74         11.13         13.23
75% S&P 500/25% Value Line
  Convertibles+                   (8.37)         0.15          9.19         12.14

*   Since inception as of October 1, 1993

** Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

+ In 2001, the Investment Manager revised the Portfolios' market index to be the 75% S&P 500/25% Value Line Convertible Index, which more closely reflects the market sectors in which the Portfolio invests.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

                     EQ/ALLIANCE GROWTH & INCOME PORTFOLIO

                                                                                          75% S&P 500/25%
            Portfolio Class IA       Portfolio Class IB          Russell 1000               Value Line
             Shares ($28,920)         Shares ($28,220)          Value ($27,885)       Convertibles ($25,735)
             ----------------         ----------------          ---------------       ----------------------
10/1/93        $10,000.00               $10,000.00                $10,000.00               $10,000.00
   1993         10,000.00                10,000.00                  9,971.00                10,230.00
   1994          9,917.00                 9,839.00                  9,774.00                10,234.00
   1995         12,305.00                12,178.00                 13,523.00                13,806.00
   1996         14,777.00                14,591.00                 16,449.00                16,748.00
   1997         18,751.00                18,476.00                 22,236.00                21,692.00
   1998         22,663.00                22,273.00                 25,711.00                25,881.00
   1999         26,892.00                26,367.00                 27,601.00                31,251.00
   2000         29,301.00                28,656.00                 29,536.00                28,381.00
   2001         28,920.00                28,220.00                 27,885.00                25,735.00

EQ/ALLIANCE GROWTH INVESTORS PORTFOLIO

Portfolio Manager Discussion and Analysis

Equitable employs teams from Alliance Capital Management LP and its Bernstein Investment Research and Management Unit, each of whom is responsible for managing an allocated portion or "sleeve" of the portfolio's assets. Each of the advisers works independently of the other advisers, managing their respective sleeves of the portfolio with a specific objective and strategy. The following commentaries discuss the investment activities and performance of each sleeve of the portfolio that are managed by each of the respective investment advisers


ALLIANCE CAPITAL MANAGEMENT LP

With respect to the fixed income portion of the portfolio, credit spreads narrowed dramatically during the fourth quarter of 2001, and our allocation to the high yield sector was the greatest source of the portfolio's outperformance, followed by our overweighted position and security selection within the investment grade corporate sector. A spike in prepayment activity caused the mortgage sector to underperform. Our underweighted allocation in this sector, as well as security selection within the sector, also enhanced performance.

Our equity portion of the portfolio remains balanced between consistent unit growth and cyclical growth companies. As a reflection of this, 75% of the portfolio is in companies projected to increase earnings in 2001, in contrast to the 20% plus decline for corporate profits overall. Among the top 15 holdings, eight companies posted third quarter earnings growth of between 16% and 52%.

This portion of the portfolio reflects our large cap growth strategy, with a medium market cap of over $100 billion and excellent relative earnings growth potential. Industry emphasis includes technology, health care, finance and consumer services. During the period of September 1, 2001 through December 31, 2001, we have added to the portfolio's health care holdings, including American Home Products, Tenet Healthcare and Wellpoint Health Networks. We also added to Intel and Nokia, both market leading cyclical growth companies, in which we expect a solid rebound in demand as the economy improves in 2002. Slower growing companies such as Kroger, BP PLC, and American Standard were sold.

In the technology sector, our holdings in Cisco Systems, Juniper Networks, Amdocs, Flextronics and Micron were negative contributors to relative performance. We believe that all of these companies are well positioned competitively to rebound strongly in 2002. Within health care, Schering-Plough and AES also detracted from performance.


BERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT UNIT

The portfolio's value equity sleeve got the biggest boost from stock selection in the utilities sector; its emphasis on electric utilities over telecom-related shares was particularly beneficial. Our underweight of the utilities sector overall, which fell during the year, also helped. A number of drilling stocks also declined in 2001, dragging the "Other Energy" down significantly. Our underweight of this sector therefore added to relative returns. Stock selection within the sector also helped, as our refiners held up much better than their sector peers. Financial services stocks failed to keep pace with the market in 2001, yet our holdings performed well. In particular, the consumer-oriented banks and thrifts that we emphasize outperformed.

Consumer discretionary stocks were the strongest performers this year. And the retail and department store companies that we overweight performed even better, many of them posting double-digit returns. In the auto & transportation sector, our railroads and auto parts suppliers also rallied in 2001, contributing significantly to our premium. The US equity market remains more fairly valued than it has been in several years. Over the next few years, we expect the market to return about 9% a year--far less than it did during the 1990's boom, but far more than it has in the last two years.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to provide the highest total return consistent with the Adviser's determination of reasonable risk.


PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .....................................................$2,161.4 MILLION
Number of Issues ............................................................316

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
Citigroup, Inc. ..........................................Diversified Financials
General Electric Co. ....................................Industrial Conglomerate
Pfizer, Inc. ....................................................Pharmaceuticals
American International Group, Inc. ....................................Insurance
Home Depot, Inc. ........................................Home Improvement Retail
Exxon Mobil Corp. ..........................................Integrated Oil & Gas
Microsoft Corp. ................................................Systems Software
Tyco International Ltd. ................................Industrial Conglomerates
MBNA Corp. ...............................................Diversified Financials
AT&T Wireless Services, Inc. ........................Wireless Telecommunications

ASSET MIX DISTRIBUTION, AS OF 12/31/01
Domestic Stock ............................................................66.1%
Foreign Stock & ADR's ......................................................2.4%
U.S. Government Securities ................................................19.9%
Foreign Government Bonds ...................................................0.4%
Corporate Bonds ...........................................................13.3%
Cash & Other .............................................................(2.1%)
 Total ...................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                               1               3            5           10           SINCE
                              YEAR           YEARS        YEARS        YEARS        INCEPT.
 Portfolio -- IA Shares     (12.43)%         1.13%         7.55%        9.14%       12.23%*
 Portfolio -- IB Shares     (12.59)          0.89          7.28         9.00        12.11**
 70% S&P 500/30%
   Lehman GC                 (5.73)          1.33         10.08        11.44        11.77

*     Since inception as of October 2, 1989

** Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested ten years ago on December 31, 1991)

[GRAPHIC OMITTED]
(LINE GRAPH)

                     EQ/ALLIANCE GROWTH INVESTORS PORTFOLIO

                                                             70% S&P 500/30%
          Portfolio Class IA       Portfolio Class IB             Lehman
           Shares ($24,001)         Shares ($23,410)       Gov't/Corp. ($29,529)
           ----------------         ----------------       ---------------------
1991         $10,000.00                 $10,000.00               $10,000.00
1992          10,493.80                  10,469.00                10,766.00
1993          12,094.90                  12,038.60                11,886.00
1994          11,714.80                  11,633.10                11,875.00
1995          14,804.10                  14,668.00                15,658.90
1996          16,670.90                  16,453.00                18,272.80
1997          19,482.80                  19,178.70                23,033.40
1998          23,209.80                  22,788.80                28,383.00
1999          29,379.30                  28,778.10                32,290.10
2000          27,408.80                  26,782.00                31,324.60
2001          24,001.80                  23,410.10                29,529.70

EQ/ALLIANCE HIGH YIELD PORTFOLIO

Portfolio Manager Discussion and Analysis

The portfolio's above market exposure to certain Wireline Telecommunications issuers in the first half of the year was the main detractor from performance. In addition, BB-rated securities outperformed B-rated securities by roughly 370 basis points for the year ended December 31, 2001. Despite a significant upward shift in the credit quality of the portfolio's holdings during the year, its underweight of double-B rated securities versus the market detracted from relative performance.

The decline in demand and pricing for certain telecommunications services issuers, coupled with the erosion of equity market values and capital availability for most wireline services providers put significant pressure on the sector's bond prices. Specific holdings in this sector that negatively impacted the portfolio included Global Crossing Holdings, Level 3 Communications, McLeod USA Incorporated, Metromedia Fiber Network, XO Communications and Williams Communication Group. The portfolio's ability to exit these securities was hampered by the weak market environment. The portfolio's exposure to the Service, Paper and Packaging, Wireless Telecommunications, Chemicals, Lodging and Gaming industries enhanced performance, with the positions in Fox Family Worldwide, Telecorp, and Intertek bonds, in particular, contributing positively to performance.

The tragic events of September 11 have had a dramatic effect on the U.S. and world economies and subsequently, the high yield market. Given the already fragile state of the U.S. economy, September 11 was the final catalyst for what now is a full-fledged recession. In response to what the U.S. Federal Reserve has described as a "pronounced disengagement from commitments", the policymakers reduced the Federal Funds Rate to its lowest level in four decades in order to boost business and consumer spending. The government is also attempting to boost the economy through a package of fiscal stimulus and support for certain industries. Demand for high yield securities has improved dramatically since September 11, given a more optimistic view on an early economic recovery. Defaults will most likely decrease as many of the marginal credits and telecommunications credits have already run out of time and money. The portfolio is well positioned for a gradual economic recovery; many of the top industry sectors representing over 40% of the portfolio are defensive, such as Domestic Cable, Wireless Communications, Services, Public Utilities and Gaming.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve a high return through a combination of current income and capital appreciation by investing in high yield securities.


PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .......................................................$540.4 MILLION
Number of Issues ............................................................197
Average Maturity ......................................................4.6 YEARS

ASSET MIX DISTRIBUTION (BY QUALITY),
AS OF 12/31/01
AAA-A RATINGS ..............................................................0.4%
BBB-B RATINGS .............................................................86.5%
CCC-C RATINGS ..............................................................2.8%
NOT RATED SECURITIES .......................................................4.7%
U.S. GOVERNMENT & AGENCIES OBLIGATIONS .....................................5.6%

ASSET MIX DISTRIBUTION (BY ISSUER),
AS OF 12/31/01
Domestic Stock .............................................................2.3%
Foreign Stocks & ADR's .....................................................1.9%
U.S. Government Securities .................................................5.2%
Foreign Government Bonds ...................................................1.5%
Corporate Bonds ...........................................................86.9%
Cash & Other ...............................................................2.2%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                 1             3              5           10           SINCE
                               YEAR          YEARS          YEARS        YEARS        INCEPT.
 Portfolio -- IA Shares       0.89%         (3.80)%          0.02%       7.09%        7.47%*
 Portfolio -- IB Shares       0.66          (4.04)          (0.24)       6.84         7.23* *
 CS First Boston
   Global High Yield
   Index                      5.80%          1.18%           3.25%       7.84%        8.42%

*     Since inception as of January 2, 1987

** Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested ten years ago on December 31, 1991)

[GRAPHIC OMITTED]
(LINE GRAPH)


                        EQ/ALLIANCE HIGH YIELD PORTFOLIO

          Portfolio Class IA       Portfolio Class IB        ML Master High
          Shares ($19,837.62)       Shares ($19,348)         Yield ($21,269)
          -------------------       ----------------         ---------------
1991          $10,000.00              $10,000.00               $10,000.00
1992           11,231.30               11,203.50                11,666.00
1993           13,831.60               13,765.40                13,872.20
1994           13,447.40               13,350.80                13,737.00
1995           16,125.70               15,970.50                16,125.10
1996           19,816.30               19,566.60                18,127.90
1997           23,479.30               23,129.70                20,416.50
1998           22,270.70               21,883.80                20,535.50
1999           21,524.00               21,097.60                21,208.90
2000           19,662.60               19,221.30                20,103.50
2001           19,837.60               19,348.20                21,269.50

EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

Portfolio Manager Discussion and Analysis

For the quarter and the year, favorable security selection and our allocation among the liquid markets--U.S. Treasuries, Agencies, and Mortgage Backed Securities (MBS)--added to our relative returns. Our maturity structure also had a very positive impact for the year. The portfolio's performance was enhanced through active management amongst these sectors. In response to monetary and fiscal stimulus, the US economy is expected to rebound early in 2002. We have positioned the portfolio to benefit from improved economic growth by overweighting non-Treasury securities at the expense of Treasuries.

We are currently targeting an overweight position in mortgage-backed securities, given fair valuations but high levels of volatility, which we expect to decline. Within the mortgage sector, we favor low-coupon securities and 15-year pass-throughs. In our view, the yield curve should flatten in 2002, with short and intermediate rates rising more than long-term rates. Accordingly, we have begun to shift the intermediate government fund into a modestly barbelled maturity structure.

We have positioned the portfolio to benefit from the expected improvement in U.S. economic growth. Credit-sensitive securities and Mortgage Backed Securities stand to gain the most, amongst the liquid markets, from a pick-up in economic activity and a renewal of investor confidence. Accordingly, we have significantly overweighted our portfolios in spread sensitive securities at the expense of Treasuries and agencies.

In addition, all non-Treasury sectors should benefit from the prospect of increased Treasury supply as we enter a period of deficit spending. We expect the federal budget to shrink from a $127 billion surplus in fiscal-year 2001 to an $85 billion deficit in fiscal-year 2002. As the government funds its increased fiscal spending through the sale of Treasury securities, Treasury prices should fall relative to other sectors, and yield spreads should compress.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve high current income consistent with relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities.


PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .......................................................$445.9 MILLION
Number of Issues .............................................................45
Average Maturity .....................................................17.1 YEARS

ASSET MIX DISTRIBUTION (BY ISSUER), AS OF 12/31/01
U.S. Government Securities ................................................65.5%
Corporate Bonds ...........................................................10.5%
Cash & Other ..............................................................24.0%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                 1            3            5           10           SINCE
                               YEAR         YEARS        YEARS        YEARS        INCEPT.
 Portfolio -- IA Shares     8.23%        5.77%        6.46%        6.03%           6.72%*
 Portfolio -- IB Shares     7.98         5.48         6.18         5.77            6.46**
 Lehman Brothers Int.
   Govt. Bond               8.42         6.37         7.06         6.65           7.22

*     Since inception as of April 1, 1991

** Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested ten years ago on December 31, 1991)

[GRAPHIC OMITTED]
(LINE GRAPH)

            EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

                                                               Lehman Brothers
          Portfolio Class IA         Portfolio Class IB           Int. Govt.
           Shares ($17,961)           Shares ($17,530)          Bond ($19,031)
           ----------------           ----------------          --------------
1991          $10,000.00                $10,000.00               $10,000.00
1992           10,559.80                 10,534.80                10,692.90
1993           11,677.00                 11,619.80                11,566.40
1994           11,166.30                 11,084.00                11,364.30
1995           12,654.50                 12,534.80                13,002.30
1996           13,132.50                 12,977.50                13,530.50
1997           14,089.90                 13,876.20                14,575.30
1998           15,181.20                 14,911.60                15,812.30
1999           15,188.10                 14,894.40                15,889.30
2000           16,595.80                 16,235.20                17,533.50
2001           17,961.60                 17,530.80                19,031.50

EQ/ALLIANCE INTERNATIONAL PORTFOLIO

Portfolio Manager Discussion and Analysis

Equitable employs teams from Alliance Capital Management LP and its Bernstein Investment Research and Management Unit, each of whom is responsible for managing an allocated portion or "sleeve" of the portfolio's assets. Each of the advisers works independently of the other adviser, managing their respective sleeves of the portfolio with a specific objective and strategy. The following commentaries discuss the investment activities and performance of each sleeve of the portfolio that are managed by each of the respective investment advisers.


ALLIANCE CAPITAL MANAGEMENT LP

The year 2001 was as challenging as 2000. During most of the year, the market did not favor growth stocks. We are heartened by the very good performance during the fourth quarter, however, as the growth sleeve of the portfolio gained back all its losses relative to the Index during this period.

Contributing to performance during the year were defensive stocks, such as pharmaceutical and consumer stocks. European bank stocks also aided performance. Despite the volatility in the technology sector in 2001, a few stocks, particularly in the Asia emerging markets, boosted results. On the negative side, European media hurt performance. In addition, European insurance stocks detracted from performance.

With the combination of monetary and fiscal stimulus and inventory liquidation, the U.S. economy should begin to recover in 2002, followed by Europe. Japan may lag due to the lack of necessary structural reform in that country. An improving global economy in 2002 bodes well for global markets. Valuations are far from their lows in September, but with an expected economic growth, we expect cyclical earnings to "catch up" with valuation. We continue to invest in those stocks with the most visible earnings growth over the next 12 to 18 months. As always, a sensible and measured evaluation of price in relation to fundamentals continues to be our guiding light as we move forward into the challenging year ahead.


BERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT

For the year, value stocks dramatically outperformed the weak markets. Our performance during 2001 came primarily from stock selection. Most of this strong stock selection resulted from picking better-than-average performers across virtually all sectors -- and all geographies. In addition, we benefited from our decision to emphasize certain sectors while underweighting others. In particular, our underweight of technology and telecommunications stocks -- which underperformed massively for the year, despite a fourth quarter rally -- contributed to our premium.

We gained a meaningful portion of our stock-selection premium for the year in particularly challenging environments -- the Japanese market and within economically sensitive industries. Many cyclical stocks enjoyed strong performance despite the weak global economy. In some cases, the strong performers are companies whose conservative investment patterns during recent cyclical peaks have positioned them to weather a continued downturn and recover quickly in the event of an economic turnaround. Among these stocks, our capital equipment and industrial commodities holdings were especially strong in 2001. Not surprisingly, the defensive finance and utilities stocks that we emphasize also held up well.

Our sleeve of the portfolio appears well positioned for various economic scenarios. As the pricing disparities that characterized markets just a few years ago have largely dissipated, we will continue to rely on research to identify quality companies at low prices -- the type that can both weather a downturn and ride a recovery. In short, we currently see considerable investment opportunities outside the U.S., and have positioned the portfolio to exploit the strongest opportunities.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies with prospects for growth.

PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .......................................................$203.7 MILLION
Number of Issues ............................................................171

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
Royal Bank of Scotland Group plc ..........................................Banks
Vodafone Group plc ...................................Wireless Telecommunication
                                                                        Services
Takeda Chemical Industries Ltd. .................................Pharmaceuticals
AstraZeneca plc (ADR) ...........................................Pharmaceuticals
Canon, Inc. ..................................................Office Electronics
BNP Paribas S.A. .........................................Diversified Financials
British Sky Broadcasting plc ..............................................Media
Banco Bilbao Vizcaya, Argentaria, S.A. ....................................Banks
Shin-Etsu Chemical Co., Ltd. ..........................................Chemicals
CRH plc ..................................................Construction Materials

DISTRIBUTION OF EQUITY ASSETS BY REGION,
AS OF 12/31/01
Europe ....................................................................69.6%
Japan .....................................................................22.9%
Southeast Asia .............................................................6.1%
Canada .....................................................................0.6%
Australia & New Zealand ....................................................0.8%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                    1               3               5             SINCE
                                  YEAR            YEARS           YEARS          INCEPT.
  Portfolio -- IA Shares        (22.88)%         (6.48)%         (2.60)%         1.03%*
  Portfolio -- IB Shares        (23.23)          (6.75)          (2.89)          0.74**
  MSCI EAFE Index               (21.44)          (5.05)           0.89           2.87

*     Since inception as of April 3, 1995

** Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

                       EQ/ALLIANCE INTERNATIONAL PORTFOLIO

            Portfolio Class IA      Portfolio Class IB             MSCI EAFE
             Shares ($10,723)        Shares ($10,425)           Index ($12,106)
             ----------------        ----------------           ---------------
4/30/95        $10,000.00              $10,000.00                 $10,000.00
   1995         11,129.00               11,001.00                  10,917.00
   1996         12,221.00               12,053.00                  11,578.00
   1997         11,857.00               11,610.00                  11,784.00
   1998         13,110.00               12,805.00                  14,140.00
   1999         18,002.00               17,603.00                  17,953.00
   2000         13,904.00               13,579.00                  15,410.00
   2001         10,723.00               10,425.00                  12,106.00

EQ/ALLIANCE MONEY MARKET PORTFOLIO

Portfolio Manager Discussion and Analysis

We entered calendar year 2001 expecting the U.S. Federal Reserve to lower the Fed Funds target to some degree, but never a total of 11 times throughout the year. With the Fed cutting interest rates at an unprecedented rate during 2001, there were times where the portfolio's average maturity was much shorter than it should have been.

Anticipating a "V-shaped recovery in the second half of 2001, we positioned maturities towards September and October in order to capitalize on any backup in interest rates. The events of September 11, however, deepened the economic slump. We then underwent an intensive effort to further upgrade credit quality as further corporate earnings risk was anticipated post-September 11. Sectors such as asset-backs and insurance were scaled back dramatically, sacrificing yield for stronger credit while we increased our U.S. government holdings. Various government agencies increased issuance to such a scale that agency discount notes in some instances were competing with bank obligations and commercial paper as far as yield.

We ended the year re-positioning the portfolio toward a possible steepening of the short-term curve by the second quarter of 2002. At the same time, we have also started to acquire variable rate instruments to guard against any potential aggressive efforts by the Fed to bring interest rates back up during the course of the year.

--------------------------------------------------------------------------------
   NOTE: This year's reduction in interest rates by the Federal Reserve has resulted in the lowest short-term interest rates in several decades. Given this low interest rate environment, yields for the EQ/Alliance Money Market Portfolio have been lower than they have in the past. Contractholders should be aware that the net return, after insurance-related charges, may result in a negative yield for a given time period which would cause your account value to decrease.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.


PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .....................................................$2,015.9 MILLION
Number of Issues .............................................................51

ASSET MIX DISTRIBUTION, AS OF 12/31/01
Time Deposits ..............................................................4.6%
U.S. Government Agency ....................................................24.2%
Bank Notes .................................................................2.5%
Corporate Bond .............................................................0.2%
Certificates of Deposit ...................................................10.6%
Commercial Paper ..........................................................54.2%
Cash & Other ...............................................................3.7%
   Total .................................................................100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                              1          3          5         10         20         SINCE
                            YEAR       YEARS      YEARS      YEARS      YEARS      INCEPT.
Portfolio -- IA Shares      3.82%      5.03%      5.16%      4.74%      6.60%       6.76%*
Portfolio -- IB Shares      3.63       4.74       4.90       4.50       6.35        6.50**
3-Months T-Bill             4.09       4.92       5.02       4.70       6.30        6.46

*     Since inception as of July 13, 1981

** Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested ten years ago on December 31, 1991)

[GRAPHIC OMITTED]
(LINE GRAPH)

                       EQ/ALLIANCE MONEY MARKET PORTFOLIO

          Portfolio Class IA       Portfolio Class IB        3-Month T-Bill
           Shares ($16,861)         Shares ($16,440)            ($16,743)
           ----------------         ----------------            ---------
1990          $10,000.00              $10,000.00               $10,000.00
1991           10,618.00               10,594.00                10,575.00
1992           10,993.00               10,945.00                10,958.00
1993           11,320.00               11,249.00                11,294.00
1994           11,774.00               11,673.00                11,776.00
1995           12,451.00               12,312.00                12,454.00
1996           13,115.00               12,933.00                13,108.00
1997           13,825.00               13,601.00                13,796.00
1998           14,563.00               14,293.00                14,494.00
1999           15,286.00               14,966.00                15,181.00
2000           16,240.00               15,864.00                16,085.00
2001           16,861.00               16,440.00                16,743.00

EQ/ALLIANCE PREMIER GROWTH PORTFOLIO

Portfolio Manager Discussion and Analysis

The technology sector led the market's year-end rally during most of the quarter. Signs of improving fundamentals and investors fearful of missing a swing back for this sector, pushed valuations for many technology companies such as Microsoft at 30%, Dell at 47%, IBM at 32% and EDS at 19% higher. Telecommunications stock returned some gains from the third quarter, as fears of slowing subscriber growth rates arose, AT&T Wireless at --4.00% and Sprint PCS at --7.00%.

The aftermath of the September 11 tragedies appeared to be waning for financial services stocks, resulting in a lift in performance for many bank and brokerage stocks such as MBNA at 16% and Citigroup at 25%. Insurance companies completed a difficult year with the heavy-hitters such as AIG at 2% faring mildly better, as many view these companies as better positioned to implement rate increases.

Investors rotated out of health care stock after Merck, Schering-Plough and Bristol-Myers Squibb all warned of limited earnings growth for 2002 and for fears of missing the technology rally. UnitedHealth Group at 6% bucked the trend after stating third-quarter profits rose 27%. Better than expected holiday spending benefited discount retailers such as Kohl's at 45% and Target at 29%. Media and entertainment stocks lagged through much of the quarter until December when they finally experienced some positive results. Companies with direct leverage to the advertising industry were boosted in the final month of the year in anticipation of an economic recovery, and as a result Liberty Media increased 10% and Viacom appreciated 28% in value. Our major casualty of the quarter, however, was Enron which went into bankruptcy at the end of November, and where the Company's misleading financials have been widely reported.

Over the year, unfavorable stock selection in the utilities sector and overweight in communication services sectors contributed negatively to the portfolio's performance. Positive performance can be attributed to favorable stock selection in the consumer cyclicals and financials sectors.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital by primarily investing in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged, by the Adviser, likely to achieve superior earnings growth.

PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .......................................................$963.4 MILLION
Number of Issues .............................................................45

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
Kohl's Corp. ..................................................Department Stores
MBNA Corp. ...............................................Diversified Financials
UnitedHealth Group, Inc. ................................Health Care Equipment &
                                                                        Services
FMLMC ....................................................Diversified Financials
Citigroup, Inc. ..........................................Diversified Financials
AT&T Wireless Services, Inc. ...........................................Wireless
                                                     Telecommunications Services
Pfizer, Inc. ....................................................Pharmaceuticals
Johnson & Johnson ...............................................Pharmaceuticals
Tyco International, Ltd. ...............................Industrial Conglomerates
General Electric Co. ...................................Industrial Conglomerates

ASSET MIX DISTRIBUTION, AS OF 12/31/01
Domestic Stock ............................................................92.2%
Foreign Stock & ADR's ......................................................8.1%
Cash & Other .............................................................(0.3)%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                    1              SINCE
                                  YEAR           INCEPT.*
  Portfolio -- IA Shares        (23.83)%         (10.53)%
  Portfolio -- IB Shares        (24.01)          (10.74)
  Russell 1000 Growth           (20.42)          ( 9.24)
  S&P 500+                      (11.88)          ( 4.31)

*  Since inception as of May 1, 1999

+ In 2001, the Investment Manager revised the Portfolios' market index to be the S&P 500 Index, which more closely reflects the market sectors in which the Portfolio invests.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

                      EQ/ALLIANCE PREMIER GROWTH PORTFOLIO

          Portfolio Class IA    Portfolio Class IB     Russell 1000     S&P 500
           Shares ($7,428)       Shares ($7,382)      Growth ($7,720)   ($8,807)
           ---------------       ---------------      ---------------   --------
5/1/99       $10,000.00              $10,000.00        $10,000.00     $10,000.00
  1999        11,914.00               11,897.00         12,504.00      11,099.00
  2000         9,751.00                9,715.00          9,701.00      10,088.00
  2001         7,428.00                7,382.00          7,720.00       8,807.00

EQ/ALLIANCE QUALITY BOND PORTFOLIO

Portfolio Manager Discussion and Analysis

Credit spreads narrowed dramatically during the year and our overweighted allocation to the corporate sector along with security selection within the sector was the primary driver of performance for the period. The yield curve steepened dramatically in response to the aggressive easing of monetary policy by the U.S. Federal Reserve; our structure along the yield curve also contributed positively to performance. Our neutral to underweighted mortgage allocation along with security selection within the mortgage arena also enhanced performance.

Accelerating liquidity, improving consumer confidence, a deceleration in the job-loss rate and signs of a turnaround in manufacturing activity point to a recovery in the U.S. economy in early 2002. We expect economic growth to advance throughout the year, with GDP reaching a 3.5% annualized pace by the fourth quarter. U.S. Federal Reserve monetary policy will remain largely unchanged for the first half of the year; tighter policy is expected in the latter half of 2002. In this environment, interest rates will trend gradually higher, and the yield curve will flatten somewhat.

Portfolio duration structure will continue to be barbelled. Current valuations, along with moderate economic growth and low inflation will be positives for the credit sensitive sectors. We expect to remain overweighted in corporates and asset-backed securities at the expense of governments. Our corporate allocation remains focused on the telecommunications and bank subsectors. While mortgage valuations are attractive, high volatility and a flatter yield curve do not bode well for the sector. Our allocation to mortgage pass-throughs will remain modestly underweighted.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve high current income consistent with preservation of capital by investing primarily in investment grade fixed income securities.

PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .......................................................$355.9 MILLION
Number of Issues .............................................................45
Average Maturity .....................................................15.6 YEARS

ASSET MIX DISTRIBUTION, AS OF 12/31/01
U.S. Government Securities ................................................67.9%
Foreign Government Bonds ...................................................0.8%
Corporate Bonds ...........................................................40.3%
Cash & Other .............................................................(9.0%)
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                 1            3            5           SINCE
                               YEAR         YEARS        YEARS        INCEPT.
 Portfolio -- IA Shares        8.28%        5.76%        7.02%         6.13%*
 Portfolio -- IB Shares        8.04         5.52         6.74          5.87**
 Lehman Aggregate Bond         8.44         6.28         7.43          6.71

*  Since inception as of October 1, 1993

** Investment operations commenced with respect to Class IB shares on July 8, 1998. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

                       EQ/ALLIANCE QUALITY BOND PORTFOLIO

            Portfolio Class IA     Portfolio Class IB       Lehman Aggregate
             Shares ($16,337)       Shares ($15,941)         Bond ($17,064)
             ----------------       ----------------         --------------
10/1/93        $10,000.00             $10,000.00               $10,000.00
   1993          9,949.00               9,918.00                10,006.00
   1994          9,442.00               9,389.00                 9,714.00
   1995         11,050.00              10,962.00                11,509.00
   1996         11,642.00              11,523.00                11,926.00
   1997         12,706.00              12,548.00                13,078.00
   1998         13,810.00              13,565.00                14,213.00
   1999         13,534.00              13,259.00                14,094.00
   2000         15,088.00              14,755.00                15,736.00
   2001         16,337.00              15,941.00                17,064.00

EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO

Portfolio Manager Discussion and Analysis

The portfolio's absolute and relative returns during 2001 were negatively impacted by the portfolio management team's growth bias. The team's decision to modestly overweight health care and modestly underweight the very poorly-performing technology sector favorably impacted the portfolio's relative returns. The positive impact of these favorable sector allocations, however, were more than offset by disappointing stock selection in the health care and telecommunications sectors of the portfolio. Stock selection was strongest in financial services, energy and transportation.

Underscoring the challenges facing small-cap growth stock investors over the past year, all broadly defined sectors, excluding consumer and financial services, posted negative returns for the 12-month period. Technology was by far the worst performing sector during the period, declining nearly 30%. This disappointing return reflects both the fundamental weakness experienced across most areas of the technology sector as well as a significant compression in valuations that investors were willing to pay despite this weakness. Financial services benefited from the declining interest rate environment, while consumer stocks performed well in anticipation of improved consumer spending in 2002.

Although business conditions remain challenging, recent company inputs would suggest that a year's worth of aggressive Fed easing has led to initial signs of stabilizing fundamentals. This, combined with significantly lowered earnings expectations, should lead to fewer negative earnings revisions in 2002 and may very well drive earnings estimates higher should a strong recovery materialize in the second half. We believe that this environment will prove particularly favorable for small-cap growth stocks, which have historically been disproportionate beneficiaries of low interest rates and accelerating economic activity.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital.

PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .......................................................$849.1 MILLION
Number of Issues ............................................................126

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
CDW Computer Centers, Inc. ...............................Computer & Electronics
                                                                          Retail
Iron Mountain, Inc. ..............................Commercial Services & Supplies
Aeroflex, Inc. ..............................................Aerospace & Defense
Tektronix, Inc. ..............................Electronic Equipment & Instruments
Electronic Arts, Inc. ......................................Application Software
ICN Pharmaceuticals, Inc. .......................................Pharmaceuticals
Alliant Techsystems, Inc. ...................................Aerospace & Defense
Priority Healthcare Corp. ...............................Health Care Equipment &
                                                                        Services
Microchip Technology, Inc. .......................................Semiconductors
Performance Food Group Co. ....................................Food Distributors

ASSET MIX DISTRIBUTION, AS OF 12/31/01
Domestic Stock ............................................................94.1%
Foreign Stock & ADR's ......................................................1.4%
Cash & Other ...............................................................4.5%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01
                                    1              3         SINCE
                                  YEAR           YEARS      INCEPT.*
  Portfolio -- IA Shares        (13.03)%         8.24%        9.65%
  Portfolio -- IB Shares        (13.28)          7.96         9.40
  Russell 2500 Growth           (10.83)          5.17         8.90
  Russell 2000 Growth+          ( 9.23)          0.25         5.81

*  Since inception as of May 1, 1997

+ In 2001, the Investment Manager revised the Portfolios' market index to be the Russell 2000 Growth Index, which more closely reflects the market sectors in which the Portfolio invests.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)
                     EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO

          Portfolio Class IA         Portfolio Class IB        Russell 2500 Growth       Russell 2000 Growth
           Shares ($15,384)           Shares ($15,210)           Index ($15,067)           Index ($13,020)
           ----------------           ----------------           ---------------           ---------------
5/1/97       $10,000.00                 $10,000.00                 $10,000.00                 $10,000.00
  1997        12,674.00                  12,652.00                  12,418.00                  12,766.00
  1998        12,132.00                  12,088.00                  12,581.00                  12,923.00
  1999        15,500.00                  15,410.00                  19,840.00                  18,491.00
  2000        17,688.00                  17,539.00                  16,897.00                  14,344.00
  2001        15,384.00                  15,210.00                  15,067.00                  13,020.00

EQ/ALLIANCE TECHNOLOGY PORTFOLIO

Portfolio Manager Discussion and Analysis

The portfolio's results were driven by strong stock selection and risk management. Large positions in high visibility companies and the computer services companies, along with positions in share gainers, helped to offset weakness in software and communications-related companies for the year 2001 as a whole. As fundamentals and the economy appeared to weaken as 2001 went on, we chose to maintain a relatively high cash position as well. In the late Summer / early Fall, the portfolio took advantage of this to increase exposure to semiconductor stocks and was positioned to benefit as investors began to anticipate an improving economy in 2002.

Fourth quarter results saw similar dynamics to those of the full year, as relative outperformance was driven by: 1) companies with high visibility; 2) companies who gained market share during the quarter; and 3) a larger semiconductor weight (the portfolio finished with a weight of 23% in this sector at year end). Companies with exposure to communications equipment saw continued pressure and detracted from performance.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital. Current income is incidental to the Portfolio's objective.

PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .......................................................$345.1 MILLION
Number of Issues .............................................................52

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
First Data Corp. .................................Commercial Services & Supplies
eBay, Inc. ......................................................Internet Retail
DST Systems, Inc. ............................................Office Electronics
ABN Amro Bank Nv ..........................................................Banks
Dell Computer Corp. ...........................................Computer Hardware
Microsoft Corp. .................................................System Software
Electronic Data Systems Corp. ............................IT Consulting Services
Cisco Systems, Inc. ........................................Networking Equipment
Sanmina-SCI Corp. ............................Electronic Equipment & Instruments
Amdocs Ltd. .............................Diversified Telecommunications Services

ASSET MIX DISTRIBUTION, AS OF 12/31/01
Domestic Stock ............................................................76.3%
Foreign Stock & ADR's .....................................................15.7%
Cash & Other ...............................................................8.0%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                     1              SINCE
                                   YEAR           INCEPT.*
   Portfolio -- IA Shares        (24.24)%         (33.52)%
   Portfolio -- IB Shares        (24.43)          (33.67)
   NASDAQ Composite              (21.05)          (33.61)

*  Since inception as of May 1, 2000

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

                        EQ/ALLIANCE TECHNOLOGY PORTFOLIO

          Portfolio Class IA      Portfolio Class IB          NASDAQ
            Shares ($5,061)        Shares ($5,041)      Composite ($5,052)
            ---------------        ---------------      ------------------
5/1/00        $10,000.00             $10,000.00              $10,000.00
  2000          6,680.00               6,670.00                6,399.00
  2001          5,061.00               5,041.00                5,052.00

EQ/EQUITY 500 INDEX PORTFOLIO

Portfolio Manager Discussion and Analysis

The portfolio is maintained by utilizing a replication construction technique. In other words, the portfolio holds all the securities in the Standard & Poor's (S&P) 500 Index at the exact same weight. All constituent changes (additions and deletions) made to the underlying benchmark (S&P 500) reflecting corporate reorganization activity such as mergers, acquisitions, takeovers etc. are reflected in the portfolio on effective date.

For the year 2001, 50% of the S&P 500's return of -11.9% was attributable to 29 stocks. The top five issues that contributed positively to the return of the index were Microsoft at 52.7%, IBM at 43.0%, Bank America Corp. at 42.7%, Dell Computer Corp. at 55.8% and Lowes Cos. Inc. at 109.0%. Conversely, the five worst issues that negatively impacted the Index were Cisco Systems Inc., at -52.7%, General Electric Co. at -15.7%, Merck 7 Co., Inc. at -35.9%, Oracle Systems Corp at -52.4% and American Int'l Group at -19.2%. However, market breadth was very broad for the year as 65% of the stocks in the S&P 500 outperformed the index.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks a total return before expenses, that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .....................................................$2,701.1 MILLION
Number of Issues ............................................................503

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
General Electric Co. ...................................Industrial Conglomerates
Microsoft Corp. ................................................Systems Software
Exxon Mobil Corp. ..........................................Integrated Oil & Gas
Wal-Mart Stores, Inc. ................................General Merchandise Stores
Citigroup, Inc. ..........................................Diversified Financials
Pfizer, Inc. ....................................................Pharmaceuticals
Intel Corp. ......................................................Semiconductors
International Business Machines Corp. ..................................Computer
                                                                        Hardware
American International Group, Inc. ....................................Insurance
Johnson & Johnson Co. ...........................................Pharmaceuticals

ASSET MIX DISTRIBUTION, AS OF 12/31/01
Domestic Stock ............................................................97.1%
Foreign Stock & ADR's ......................................................1.8%
U.S. Government Securities .................................................1.3%
Cash & Other .............................................................(0.2%)
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                  1               3              5            SINCE
                                YEAR            YEARS          YEARS         INCEPT.
Portfolio -- IA Shares        (11.95)%         (1.41)%         10.23%         13.77%*
Portfolio -- IB Shares        (12.15)          (1.65)          10.05          13.55**
S&P 500                       (11.88)          (1.03)          10.70          14.21

*   Since inception as of March 1, 1994

** Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

                         EQ/EQUITY 500 INDEX PORTFOLIO

          Portfolio Class IA      Portfolio Class IB           S&P 500
           Shares ($27,476)        Shares ($27,046)        Index ($28,328)
           ----------------        ----------------        ---------------
3/1/94        $10,000.00              $10,000.00             $10,000.00
  1994         10,108.00               10,087.00              10,072.00
  1995         13,796.00               13,734.00              13,857.00
  1996         16,884.00               16,766.00              17,039.00
  1997         22,385.00               22,245.00              22,724.00
  1998         28,669.00               28,424.00              29,218.00
  1999         34,513.00               34,138.00              35,367.00
  2000         31,205.00               30,787.00              32,147.00
  2001         27,476.00               27,046.00              28,328.00

EQ/AXP NEW DIMENSIONS PORTFOLIO

Portfolio Manager Discussion and Analysis

Equity markets bounced back significantly in the fourth quarter, led by a surge in technology stocks. Retail, restaurant and hotel stocks also performed extremely well. Since we have positioned the portfolio on the more conservative end of the growth stock spectrum over the past year, we did not fully benefit from the rally that emphasized more aggressive stocks. Still, our performance was solid for the quarter and the portfolio managed to hold up better throughout the year as a whole, which proved to be a difficult environment for growth investors.

In recent months, we boosted some of the portfolio's existing technology holdings a bit, adding to the portfolio's position in semiconductor giant Intel. While technology represents the largest sector weighting in the portfolio, Intel is not a dominant position. Few other changes of note were made to the portfolio during the fourth quarter. It remains broadly diversified among a wide range of quality, large-cap growth stocks.

We are cautiously optimistic about the direction of the stock market in 2002. It is possible that the fourth quarter rebound in the market demonstrated perhaps a little too much optimism too soon. While the economy may be improving, we expect that difficulties in achieving desired profit levels will continue to be an issue for many companies until later in the year. We anticipate a modest economic recovery and moderate profit growth, which should lead to moderate returns. Critical to success in the challenging environment that lies ahead is excellent stock selection, which remains our primary focus.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term growth of capital.

PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets ........................................................$18.8 MILLION
Number of Issues .............................................................75

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
Citigroup, Inc. ..........................................Diversified Financials
General Electric Co. ...................................Industrial Conglomerates
Microsoft Corp. .................................................System Software
Exxon Mobil Corp. .........................................Intergrated Oil & Gas
International Business Machines Corp. ..................................Computer
                                                                        Hardware
Wal-Mart Stores, Inc. ................................General Merchandise Stores
American International Group, Inc. ....................................Insurance
Pfizer, Inc. ....................................................Pharmaceuticals
Viacom, Inc. ..............................................................Media
Morgan Stanley Dean Witter & Co. .........................Diversified Financials

ASSET MIX DISTRIBUTION, AS OF 12/31/01
Domestic Stock ............................................................95.5%
Foreign Stock & ADR's ......................................................0.3%
Cash & Other ...............................................................4.2%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                     1              SINCE
                                   YEAR           INCEPT.*
   Portfolio -- IB Shares        (15.51)%         (23.24)%
   S&P 500                       (11.88)          (17.84)

*  Since inception as of September 1, 2000

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

                        EQ/AXP NEW DIMENSIONS PORTFOLIO

            Portfolio Class IB
             Shares ($7,031)            S&P 500 ($7,695)
             ---------------            ----------------
9/1/00        $10,000.00                  $10,000.00
  2000          8,322.00                    8,732.00
  2001          7,031.00                    7,695.00

EQ/AXP STRATEGY AGGRESSIVE PORTFOLIO

Portfolio Manager Discussion and Analysis

With signs that the U.S. is coming out of the 2001 recession, the climate began to improve for technology stocks in the fourth quarter. Technology stocks are cyclical in nature, and do well in the early stages of an economic recovery. That boosted the portfolio's performance in the fourth quarter. Going into the quarter, the portfolio was somewhat conservatively positioned with less technology exposure than in the past but we began to change that positioning toward the end of the year. We believe technology companies are not completely out of the woods yet in terms of earnings challenges, but that there are early signs of of improvement. While some of these companies look expensive from a valuation perspective, we think that is attributable to their weak current earnings. A better environment should improve the earnings outlook.

During the fourth quarter, we added several technology stocks. We increased our position in Xilinx, a leading semiconductor company, and added to holdings in storage networking and software stocks. These moves reflect our more aggressive posture in the fourth quarter, where we shifted money out of some of the slower growing areas of the market (such as health care services).

We believe there are reasons to be bullish about 2002. As long as expectations of an improved economy are realized, we believe the portfolio can enjoy a solid year. The portfolio's cash position has been kept to a minimum level in order to take advantage of what we believe to be attractive opportunities among mid-cap growth stocks.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term growth of capital.

PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets ........................................................$20.1 MILLION
Number of Issues ............................................................110

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
MedImmune, Inc. .................................................Pharmaceuticals
Invitrogen Corp. ..................................................Biotechnology
Stryker Corp. ..................................Health Care Equipment & Services
VeriSign, Inc. .....................................Internet Software & Services
Fiserv, Inc. .....................................Commercial Services & Supplies
Biomet, Inc. ...................................Health Care Equipment & Services
Guidant Corp. ..................................Health Care Equipment & Services
Healthsouth Corp. ..............................Health Care Equipment & Services
Xilinx, Inc. .....................................................Semiconductors
IDEC Pharmaceuticals Corp. ......................................Pharmaceuticals

ASSET MIX DISTRIBUTION, AS OF 12/31/01
Domestic Stock ............................................................90.8%
Foreign Stock & ADR's ......................................................1.0%
Cash & Other ...............................................................8.2%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                     1              SINCE
                                   YEAR           INCEPT.*
   Portfolio -- IB Shares        (33.39)%         (48.29)%
   Russell Mid Cap Growth        (20.15)          (33.27)

*  Since inception as of September 1, 2000

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

                      EQ/AXP STRATEGY AGGRESSIVE PORTFOLIO

           Portfolio Class IB         Russell Mid Cap
            Shares ($4,156)           Growth ($5,829)
            ---------------           ---------------
9/1/00        $10,000.00                $10,000.00
  2000          6,239.00                  7,300.00
  2001          4,156.00                  5,829.00

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO

Portfolio Manager Discussion and Analysis

Effective March 1, 2001, Bernstein Investment Management & Research, a unit of Alliance Capital Management LP, was appointed as a new adviser to this portfolio (formerly called the Lazard Large Cap Value Portfolio). The following commentary covers the period since Bernstein assumed management of the portfolio.

Marked by economic recession and terrorist attacks, 2001 was the second difficult year in a row for U.S. equities -- and the second year in which value stocks provided strong capital protection. The portfolio got the biggest boost from stock selection in the utilities sector; its emphasis on electric utilities over telecommunications-related shares was particularly beneficial. The portfolio's underweight position in the utilities sector overall also helped. A number of drilling stocks also declined, dragging the "Other Energy" down significantly. Our underweight position in this sector, therefore, added to the portfolio's relative returns.

The materials and processing sector, on the other hand, rallied; our overweight thus contributed to our premium. Consumer discretionary stocks also fared well this year. The retail and department store companies that we emphasize within the portfolio performed even better -- many of them posting double-digit returns. On the downside, the portfolio's relatively small position in health care stocks -- one of the strongest sectors for the year -- detracted from performance.

The U.S. equity market remains more fairly valued than it has been in several years. Over the next few years, we expect the market to return about 9.0% a year -- far less than it did during the 1990's boom, but far more than it has in the last two years. Although the opportunity to deliver premium returns through value-oriented stock selection is smaller than it was two years ago, it remains significant.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks capital appreciation by investing primarily in equity securities of companies with relatively large market capitalizations that appear to the Adviser to be inexpensively priced relative to the return on total capital or equity.


PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .......................................................$626.7 MILLION
Number of Issues ............................................................164

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
Exxon Mobil Corp. ..........................................Integrated Oil & Gas
Citigroup, Inc. ..........................................Diversified Financials
Verizon Communications, Inc. ........................................Diversified
                                                      Telecommunication Services
Bank of America Corp. .....................................................Banks
ChevronTexaco Corp. ........................................Integrated Oil & Gas
Fannie Mae ...............................................Diversified Financials
SBC Communications, Inc. ............................................Diversified
                                                      Telecommunication Services
Philip Morris Cos., Inc. ..........................................Food Products
BellSouth Corp. ..........................Diversified Telecommunication Services
AT&T Corp. ...............................Diversified Telecommunication Services

ASSET MIX DISTRIBUTION, AS OF 12/31/01
Domestic Stock ............................................................96.0%
Foreign Stock & ADR's ......................................................0.3%
Cash & Other ...............................................................3.7%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01
                                 1            3             SINCE
                                YEAR        YEARS          INCEPT.
 Portfolio -- IA Shares         --           --            (1.21)%**
 Portfolio -- IB Shares        3.09         1.54            5.87*
 Russell 1000 Value           (5.59)        2.74            5.82
 S&P 500+                    (11.88)       (1.03)           5.67

*  Since inception as of January 1, 1998

** Since inception as of May 18, 2001.

+ In 2001, the Investment Manager revised the Portfolios' market index to be the S&P 500 Index, which more closely reflects the market sectors in which the Portfolio invests.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

                    EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO

          Portfolio Class IB         Russell 1000
           Shares ($12,571)        Value ($12,541)        S&P 500 ($12,465)
           ----------------        ---------------        -----------------
1/1/98        $10,000.00              $10,000.00            $10,000.00
  1998         12,010.00               11,563.00             12,858.00
  1999         12,436.00               12,413.00             15,562.00
  2000         12,194.00               13,283.00             14,145.00
  2001         12,571.00               12,541.00             12,465.00

     EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO


Portfolio Manager Discussion and Analysis

During the year ended December 31, 2001, global equity markets continued to suffer from downward pressure, as concerns over the outlook for corporate profitability dominated. The Morgan Stanley Capital International (`MSCI') Europe, Australasia and the Far East (`EAFE') Index reflected this pressure, posting a loss of 21.44% for the year.

The U.S. Federal Reserve Board began to lower interest rates in early 2001, as data pointed to a slowing US economy. The U.S. Federal Reserve Board's actions were followed in kind by fifteen other central banks, including the European Central Bank, which made its first interest rate cut in May 2001. Still, international equity market losses continued to mount, as the sharp inventory correction in Information Technology and Telecommunications companies in the US led to a significant decline in Technology, Media and Telecommunications (`TMT') stocks internationally and fueled fears of a global recession.

In the summer, bearish sentiment prevailed, as global markets were not immune to the fears that the US slowdown would lead to a global recession. The terrorist attacks on the US on September 11, and their anticipated negative economic impact, only heightened these fears. In the US, the U.S. Federal Reserve Board continued its policy of monetary easing as it attempted to offset the economic slowdown that started in the Information Technology and Telecommunication sectors at the end of 2000 and spread to most other sectors of the economy. World equities started to rally toward the end of September and continued to do so for much of the fourth quarter, following the lead of U.S. markets, even as the first global economic decline in thirty years seemed to be taking shape.

Sector performance in the MSCI EAFE Index was generally negative for the year, though some sectors staged impressive rallies in the fourth quarter. The Information Technology sector, which had been pounded for much of the year, was especially strong in the fourth quarter. Consumer Discretionary and Materials stocks also staged double-digit rallies late in the year, perhaps reflecting a degree of optimism regarding the potential for economic recovery. On the other hand, more defensive sectors such as Utilities and Health Care were weaker late in the year. A more bearish sign could also be seen in the performance of the Financials sector, the Index's largest weighting at 24.9%.

As an index fund, the portfolio is designed to replicate as closely as possible, before expenses, the broad diversification and total return of the MSCI EAFE Index with net dividends. We do not evaluate short-term fluctuations in the portfolio's performance, nor do we manage the portfolio according to a given outlook for the equity markets or the economies in general. Still, we will continue monitoring economic conditions and how they affect the financial markets.

In our view, clear signs of an economic slowdown remain evident around the globe. In our view, the key issue to monitor is when the inevitable recovery will occur. We believe that leading indicators may begin to signal a recovery for 2002. Not only do the dynamics of the leading indicators themselves support this view but so, too, do the forces that led to the downturn in the first place -- namely, higher interest rates and energy prices, both of which have gone into reverse.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the MSCI EAFE Index.


PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets ........................................................$80.1 MILLION
Number of Issues ............................................................742

TOP TEN PORTFOLIO HOLDINGS:
Vodafone Group plc ...................................Wireless Telecommunication
BP Amoco plc ...............................................Integrated Oil & Gas
GlaxoSmithKline plc .............................................Pharmaceuticals
Nokia OYJ ..........................................Telecommunications Equipment
HSBC Holdings plc .........................................................Banks
Royal Dutch Petroleum Co. ..................................Integrated Oil & Gas
Novartis AG .....................................................Pharmaceuticals
TotalFinaElf SA ............................................Integrated Oil & Gas
Nestle SA .........................................................Food Products
AstraZeneca plc .................................................Pharmaceuticals

DISTRIBUTION OF EQUITY ASSETS BY REGION, AS OF 12/31/01
Europe ....................................................................73.2%
Japan .....................................................................20.3%
Australia & New Zealand ....................................................3.7%
Southeast Asia .............................................................2.8%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                  1               3             SINCE
                                YEAR            YEARS          INCEPT.*
Portfolio -- IB Shares        (25.47)%         (7.84)%         (1.54)%
MSCI EAFE                     (21.44)          (5.05)           0.68

*  Since inception as of January 1, 1998

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

                    EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

          Portfolio Class IB
           Shares ($9,398)          MSCI EAFE ($10,273)
           ---------------          -------------------
1997         $10,000.00                 $10,000.00
1998          12,007.00                  12,000.00
1999          15,309.00                  15,235.00
2000          12,610.00                  13,076.00
2001           9,398.00                  10,273.00

EQ/SMALL COMPANY INDEX PORTFOLIO

Portfolio Manager Discussion and Analysis

Continuing the trend from 1999 and 2000, the small-cap equity market outperformed its large-cap brethren for the year ended December 31, 2001. With a one-year return of 2.49%, the Russell 2000 Index dramatically outpaced the S&P 500 Index return of -11.9%. Investors continued to seek the lower valuations of small-cap stocks.

Despite eleven interest rate cuts from the Federal Reserve Board during the year -- the most concentrated effort to rejuvenate the US economy in the central bank's history -- the sharp inventory correction in the Information Technology and Telecommunications sectors broadened to affect most industries and many companies' earnings estimates. September saw the terrorist attacks on the US, including the destruction of the World Trade Center, symbol of US and global free trade. The U.S. Federal Reserve Board and other central banks, given the scope of the global economic disruption, quickly reduced interest rates to inject liquidity into the financial markets. The equity markets severely retrenched for the remainder of the month driven by the adverse effects of uncertainty on investor sentiment. Within the small-cap sector, value-oriented stocks significantly outperformed growth-oriented stocks for the year, as measured by the Russell 2000 Growth Index vs. the Russell 2000 Value Index.

Most small-cap sectors produced negative performance during the year. The annual reconstitution of the Russell 2000 Index came at the end of June 2001, with this year's changes almost the mirror opposite of the 2000 reconstitution. The Information Technology sector increased its Index weighting, as many of the 'New Economy' stocks migrated back down to the Russell 2000 Index from the Russell 1000 Index. In contrast, many Health Care, Financial Services and Consumer Discretionary stocks previously in the Russell 2000 Index were moved up to the Russell 1000 Index, as their capitalizations grew on a relative basis.

As an index fund, the portfolio seeks to replicate as closely as possible (before deduction of expenses) the broad diversification and returns of the Russell 2000 Index. We do not evaluate short-term fluctuations in the portfolio's performance nor do we manage the portfolio according to a given outlook for the equity markets or the economy in general. Still, we will continue monitoring economic conditions and how they affect the financial markets, as we seek to closely track the performance of the small-cap stock market.

We anticipate an economic recovery in 2002 that would suggest an improved picture for small-cap equities as well as the broader US equity markets. We believe small-cap equities' relative outperformance may well continue into 2002, as there are a number of positive factors supporting smaller stocks. For example, in the 12-month periods following each of the past 10 recessions, small-cap equities have outperformed larger stocks by an average of 7.5%. While past performance is no guarantee of future results, history may serve as a useful guide. Also, despite their recent outperformance as a group, many small-cap stocks remain undervalued relative to large-cap stocks.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index.

PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets ........................................................$82.2 MILLION
Number of Issues ...........................................................1833

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
Dean Food Co. .....................................................Food Products
Michael's Stores, Inc. .......................................Textiles & Apparel
New York Community Bancorp, Inc. ..........................................Banks
Ball Corp. ...............................................Containers & Packaging
Lee Enterprises, Inc. .....................................................Media
Andrew Corp. ............................Diversified Telecommunications Services
Colonial Bancgroup, Inc. ..................................................Banks
Fisher Scientific International, Inc. .......................Commercial Services
                                                                      & Supplies
Citizens, Inc. ............................................................Banks
Renal Care Group, Inc. ..........................Healthcare Equipment & Services

ASSET MIX DISTRIBUTION, AS OF 12/31/01
Domestic Stock ............................................................97.2%
Foreign Stock & ADR's ......................................................0.1%
U.S. Government Securities .................................................0.3%
Cash & Other ...............................................................2.4%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                1            3         SINCE
                              YEAR         YEARS      INCEPT.*
Portfolio -- IB Shares        2.12%        5.97%        3.85%
Russell 2000                  2.49         6.42         4.10

*  Since inception as of January 1, 1998

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

                        EQ/SMALL COMPANY INDEX PORTFOLIO

          Portfolio Class IB
           Shares ($11,630)          Russell 2000 ($11,746)
           ----------------          ----------------------
1997          $10,000.00                  $10,000.00
1998            9,773.00                    9,746.00
1999           11,794.00                   11,818.00
2000           11,389.00                   11,461.00
2001           11,630.00                   11,746.00

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

Portfolio Manager Discussion and Analysis

We believe that our portfolio continues to be a successful investment model over the long-term. Our strategy of integrating financial returns with corporate practices that respect the environment, deliver safe products, incorporate fair hiring practices and enhance the quality of life allows shareholders to invest in financially sound companies who are good corporate citizens. Investments are first selected for financial soundness and then evaluated for their social practices.

Based on attribution analysis of this past year, stock selection, specifically in the utilities sector contributed negatively to performance. Outside of the utilities sector, stock selection contributed positively to performance. The drag on overall performance was attributable to our decision to overweight the technology sector. The technology sector of the Russell 3000 Index returned approximately -29.35% for the year, significantly underperforming the overall index.

As we entered 2001, a key characteristic of the portfolio was its overweight allocation to the technology sector. Sector allocation is a residual of the stock selection process only constrained so that the portfolio sector weights are no more than twice the benchmark allocations in each sector. We decided to maintain the technology holdings in the portfolio for the first half of the year in 2001. During that period, technology stocks underperformed which hurt our performance. By mid-year, we had concluded that certain segments in technology industry, specifically those companies most sensitive to the downturn in capital spending budgets, were going to languish much longer than we had originally expected. As a result, we decided to eliminate selected technology stocks from the portfolio. We reinvested the proceeds across the existing portfolio, including our remaining technology holdings. Our expectation was that stocks representing the most cyclical sectors of the economy, including technology would begin to discount economic improvement that begin in the next six months. In response to the tragic events on September 11, 2001, we assessed the impact of the events on certain industries, but in the end elected to make no subsequent changes to the portfolio. In retrospect, "standing pat" was the best decision.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term capital appreciation.

PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .........................................................$5.9 MILLION
Number of Issues .............................................................44

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
Illinois Tool Works, Inc. .............................................Machinery
Fiserv, Inc. .....................................Commercial Services & Supplies
Nokia OYJ ..........................................Telecommunications Equipment
USA Education, Inc. ......................................Diversified Financials
Guidant Corp. ..................................Health Care Equipment & Services
Home Depot, Inc. ........................................Home Improvement Retail
State Street Corp. .......................................Diversified Financials
Microsoft Corp. .................................................System Software
Health Management Associates, Inc. ..................................Health Care
                                                            Equipment & Services
Cardinal Health, Inc. ..........................Health Care Equipment & Services

ASSET MIX DISTRIBUTION, AS OF 12/31/01
Domestic Stock ............................................................89.0%
Foreign Stock & ADR's ......................................................6.8%
Cash & Other ...............................................................4.2%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                  1             SINCE
                                YEAR           INCEPT.*
Portfolio -- IB Shares        (14.74)%         (4.64)%
Russell 3000                  (11.46)          (3.15)
S&P 500+                      (11.88)          (4.65)

*  Since inception as of September 1, 1999

+ In 2001, the Investment Manager revised the Portfolios' market index to be the S&P 500 Index, which more closely reflects the market sectors in which the Portfolio invests.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

                   EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

          Portfolio Class IB
           Shares ($8,950)        Russell 3000 ($9,279)     S&P 500 ($8,923)
           ---------------        ---------------------     ----------------
9/1/99        $10,000.00             $10,000.00               $10,000.00
  1999         10,809.00              11,325.00                11,172.00
  2000         10,498.00              10,480.20                10,155.00
  2001          8,950.00               9,279.13                 8,923.00

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO


Portfolio Manager Discussion and Analysis

While only time will tell if the final months of 2001 will be regarded as the beginning of a secular upturn in the world equity markets or just a short-lived "relief rally," there's no doubt the year will be remembered for the drubbing it took following September 11. Investors for the most part were anticipating a bottom in the global economic downturn and were caught off guard when the attacks came.

Strength within the portfolio came from what many would consider the unlikeliest of sources: emerging markets equity. As an asset class, it beat both U.S. and non-U.S. markets during 2001 and rose to be the main contributor to performance during the year. Companies such as Korean-based Samsung Electronics, Taiwan-based Taiwan Semiconductor and Mexico-based Telefonos de Mexico were all major holdings of the portfolio throughout the year.

Japan's severe economic problems made it a notable laggard throughout the year (down 29% in US$ terms), despite the significant presence of technology-related companies in that market. Our overweight in Japan and many of our domestically oriented Japanese stocks proved to be detractors. With nearly half of our Japanese holdings in domestic names that don't benefit from yen weakness, negative returns were partially offset by hedging yen into euros where possible.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital by investing primarily in non-U.S. equity securities.


PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .......................................................$101.7 MILLION
Number of Issues ............................................................198

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
Vodafone Group plc ...................................Wireless Telecommunication
                                                                        Services
AstraZeneca Group plc (ADR) .....................................Pharmaceuticals
Nokia OYJ ...........................................Telecommunication Equipment
Samsung Electronics Co. ..........................................Semiconductors
Sanofi-Synthelabo S.A. ..........................................Pharmaceuticals
Aegon N.V. ............................................................Insurance
Heineken ..............................................................Beverages
Swiss Reinsurance Company .............................................Insurance
Cheung Kong (Holdings), Ltd. ........................................Real Estate
Royal Bank of Scotland Group plc ..........................................Banks

DISTRIBUTION OF EQUITY ASSETS BY REGION, AS OF 12/31/01
Europe ....................................................................57.1%
Japan .....................................................................22.2%
Southeast Asia ............................................................11.7%
Australia & New Zealand ....................................................4.0%
Canada .....................................................................3.4%
Latin America ..............................................................1.6%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                  1             SINCE
                                YEAR           INCEPT.*
Portfolio -- IB Shares        (20.89)%         (3.81)%
MSCI EAFE                     (21.44)          (7.54)

*  Since inception as of May 1, 1999

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

             EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

             Portfolio Class IB
              Shares ($9,014)           MSCI EAFE ($8,114)
              ----------------           ----------------
4/30/99         $10,000.00                 $10,000.00
   1999          14,100.00                  12,035.00
   2000          11,394.00                  10,329.00
   2001           9,014.00                   8,114.00

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

Portfolio Manager Discussion and Analysis

The year was filled with speculation surrounding when an economic rebound might begin, a rebound that was pushed off into the future following the terrorist attack. Of course the entire year will be forever identified with September 11th, but from a portfolio management standpoint, there were many high (and low) points that contributed to an overall excellent year relative to the market.

A multitude of bottom-up decisions in the portfolio throughout the year were reflected in returns as strong stock selection within all economic sectors added the majority of the value to the portfolio. Our near benchmark weighting in the financials sector was highlighted by returns 1,900 basis point above the benchmark. Companies such as USA Education, Bank of America and Bank One all posted positive returns and were major holdings in the portfolio for much of the year. Other sectors that fared well during the year were consumer discretionary (Lowes, USA Networks and Time Warner.)

The weakest sectors were materials, hurt by poor results, and utilities, dragged down by the Enron debacle. Returns for energy stocks were anemic as oil fell below $20 per barrel.

That said, stocks may have run ahead of themselves at year-end, and the unwinding of the boom in valuations for technology and mega-cap stocks may not be over. There is a strong chance that the average stock will post better returns than the indices, and that would be a favorable environment for active management.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital.

PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .......................................................$111.9 MILLION
Number of Issues ............................................................112

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
USA Education, Inc. ......................................Diversified Financials
Pfizer, Inc. ....................................................Pharmaceuticals
Medtronic, Inc. .................................Healthcare Equipment & Services
General Electric Company ...............................Industrial Conglomerates
Baker Hughes, Inc. ...............................Oil & Gas Equipment & Services
AstraZeneca Group plc (ADR) .....................................Pharmaceuticals
Cablevision Systems Corp. .................................................Media
Forest Laboratories, Inc. .......................................Pharmaceuticals
Guidant Corp. ...................................Healthcare Equipment & Services
Microsoft Corporation ...........................................System Software

ASSET MIX DISTRIBUTION, AS OF 12/31/01
Domestic Stock ............................................................87.5%
Foreign Stock & ADR's ......................................................7.8%
Cash & Other ...............................................................4.7%
   Total net assets ......................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                 1           SINCE
                                YEAR        INCEPT.*
Portfolio -- IB Shares         (2.04)%       4.03%
S&P 500                       (11.88)       (4.31)

*  Since inception as of May 1, 1999

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

                     EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

             Portfolio Class IB
              Shares ($11,113)           S&P 500 ($8,890)
              ----------------           ----------------
4/30/99         $10,000.00                 $10,000.00
   1999          10,710.00                  11,099.00
   2000          11,344.00                  10,088.00
   2001          11,113.00                   8,890.00

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

Portfolio Manager Discussion and Analysis

The year was filled with speculation surrounding when an economic rebound might begin, a rebound that was pushed off into the future following the terrorist attack. Of course the entire year will be forever identified with September 11th, but from a portfolio management standpoint, there were many high (and low) points that contributed to an overall excellent year relative to the market.

A multitude of bottom-up decisions in the portfolio throughout the year were reflected in returns as strong stock selection within all economic sectors added the majority of the value to the portfolio. Within the information technology sectors, names such as KLA Tencor and Brocade Communication posted strong 2001 returns as investors were drawn to low valuations and evidence that a recovery was just around the corner. The financial sector as a whole lagged the market during the year, but our major holdings in companies like Bank of America and USA Education were significantly above the benchmark. Other sectors that fared reasonably well were the health care, consumer discretionary and consumer staples.

The weakest sectors were telecommunications, hurt by poor results and balance sheet concerns, and utilities, dragged down by the Enron debacle. Returns for energy stocks were anemic as oil fell below $20 per barrel. As expected, the defensive consumer staples and health care areas also lagged.

That said, stocks may have run ahead of themselves at year end, and the unwinding of the boom in valuations for technology and mega-cap stocks may not be over. There is a strong chance that the average stock will post better returns than the indices, and that would be a favorable environment for active management.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital.


PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .......................................................$198.4 MILLION
Number of Issues ............................................................139

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
USA Education, Inc. ......................................Diversified Financials
Pfizer, Inc. ....................................................Pharmaceuticals
AstraZeneca Group plc (ADR) .....................................Pharmaceuticals
Lowes Co., Inc. .........................................Home Improvement Retail
Applied Materials, Inc. .................................Semiconductor Equipment
Bank One Corp. ............................................................Banks
Nokia OYJ ...........................................Telecommunication Equipment
Washington Mutual, Inc. ...................................................Banks
Guidant Corp ...................................Health Care Equipment & Services
Berkshire Hathaway, Inc. ..............................................Insurance

ASSET MIX DISTRIBUTION, AS OF 12/31/01
Domestic Stock ............................................................85.3%
Foreign Stock & ADR's ......................................................8.7%
Corporate Bonds ............................................................1.1%
Cash & Other ...............................................................4.9%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                 1           SINCE
                                YEAR        INCEPT.*
Portfolio -- IB Shares         (2.01)%        1.95%
S&P 500                       (11.88)        (4.31)

*  Since inception as of May 1, 1999

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

                   EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

             Portfolio Class IB
              Shares ($10,529)           S&P 500 ($8,890)
              ----------------           ----------------
4/30/99         $10,000.00                 $10,000.00
   1999          10,376.00                  11,099.00
   2000          10,745.00                  10,088.00
   2001          10,529.00                   8,890.00

EQ/EVERGREEN OMEGA PORTFOLIO

Portfolio Manager Discussion and Analysis

Technology, the largest sector of the portfolio, was the primary contributor to performance during the fourth quarter and over the 2001 period. Despite a gain of more than 31% in the final quarter, the technology sector had negative returns for the year. Good stock selection and our underweighting in this sector relative to the index, contributed to the portfolio's relative performance. Companies with significant recurring revenues, such as Affiliated Computer Services, or companies with significant new product introductions, such as Nvidia, continued to advance during the final quarter, and were among the primary contributors to performance during the year. Health Care, the portfolio's second largest sector, performed well in the fourth quarter and for the year. A market weight and superior stock selection were the primary factors. Mylan Laboratories (generic drugs) and IDEC Pharmaceuticals (biotechnology) were particularly strong contributors to performance. Capital Goods, a minor sector for the portfolio, was also one of the better performing sectors in the final quarter and year.


Consumer cyclical stocks underperformed in both the fourth quarter and the year. The solid performance of the retail and restaurant stocks was offset by the steep declines in the media and education stocks. Energy (only 5% of assets) also detracted from performance as a result of a greater than index weight and inferior stock selection. Despite an advance of more than 18% in the final quarter, the energy sector declined more than 30% for the year.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term capital growth.

PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets ........................................................$13.5 MILLION
Number of Issues .............................................................67

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
Tyco International, Ltd. ................................Industrial Conglomerate
Affiliated Computer Services, Inc. ..........................Internet Software &
                                                                        Services
AOl Time Warner, Inc. .....................................................Media
Microsoft Corp. ................................................Systems Software
Pfizer, Inc. ....................................................Pharmaceuticals
IVAX Corp. ......................................................Pharmaceuticals
Harley Davidson, Inc. ...............................................Automobiles
Citigroup, Inc. ..........................................Diversified Financials
International Business Machines Corp. ..................................Computer
                                                                        Hardware
Applebee's International, Inc. ......................................Restaurants

ASSET MIX DISTRIBUTION, AS OF 12/31/01
Domestic Stock ............................................................81.9%
Foreign Stock & ADR's ......................................................4.6%
Cash & Other ..............................................................13.5%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                  1               3             SINCE
                                YEAR            YEARS          INCEPT.*
Portfolio -- IB Shares        (17.02)%         (7.01)%         (7.01)%
Russell 1000 Growth           (20.42)          (6.32)          (6.32)
S&P 500+                      (11.88)          (1.03)          (1.03)

*  Since inception as of January 1, 1999

+ In 2001, the Investment Manager revised the Portfolios' market index to be the S&P 500 Index, which more closely reflects the market sectors in which the Portfolio invests.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

                          EQ/EVERGREEN OMEGA PORTFOLIO

             Portfolio Class IB      Russell 1000
              Shares ($8,041)       Growth ($8,221)       S&P 500 ($9,695)
             ------------------     ---------------       ----------------
1/1/99          $10,000.00             $10,000.00           $10,000.00
    99           10,970.00              13,316.00            12,103.00
     0            9,690.00              10,331.00            11,002.00
     1            8,041.00               8,221.00             9,695.00

EQ/FI MID CAP PORTFOLIO

Portfolio Manager Discussion and Analysis

NOTE: The portfolio changed managers during the year, with Peter Saperstone assuming management responsibilities for the portfolio effective June 13th.

Despite a strong fourth quarter, 2001 showed the worst one-year performance for the U.S. equity markets since 1974. Throughout most of the year, investors were pessimistic as companies missed earnings and lowered earnings estimates. Economic news was mixed, but generally indicated slower growth, especially after the terrorist attacks. Technology and other companies deemed to have high-growth potential were hit the hardest as investors fled to quality, stable companies.

For the fourth quarter 2001, the portfolio outperformed its benchmark, the S&P Midcap 400 Index. Security selection in telecommunications services was a large contributor as the portfolio avoided some telecommunications and wireless companies whose stocks declined on weakening prospects for strong future earnings growth. The portfolio further benefited from an overweighting in consumer discretionary stocks as select retailers performed well in the quarter. Finally, the portfolio was underweight in financials, a sector that lagged the market. Specifically, banks and thrifts struggled this quarter amid high stock valuations, credit concerns, and limited upside from further U.S. Federal Reserve easing.

The portfolio underperformed the index for the year. Security selection in technology was the biggest detractor for the period. Notable laggards included an online real estate internet site that experienced weak advertising revenues in an uncertain housing market. Additionally, the portfolio was overweight in a telecommunications equipment manufacturer whose stock plummeted after it cut its earnings estimates in July. Further detracting from results was security selection in consumer staples as some of the portfolio's food and beverage holdings lagged. On the positive side, the portfolio benefited from an average underweighting in technology. Additionally, both an underweighting and astute security selection in energy helped. After performing well early in the year, energy stocks declined as a result of a demand-supply imbalance.

The portfolio will continue to focus on those companies with good earnings growth and decent valuations. Management remains committed to trying to purchase good companies on either side whose prospects are not fully appreciated by the market. Recently, the portfolio has found some of these attributes in health care, consumer cyclicals, homebuilders, and selectively in telecommunications.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term growth of capital.


PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .......................................................$177.4 MILLION
Number of Issues ............................................................128

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
Healthsouth Corp. ..............................Health Care Equipment & Services
Adelphia Communications Corp. .............................................Media
Citizens Communications Co. ............................................Wireless
                                                      Telecommunication Services
Mckesson HBOC, Inc. ............................Health Care Equipment & Services
Harrah's Entertainment Inc. ....................................Casinos & Gaming
Massey Energy Co. ...............................................Metals & Mining
Philip Morris Cos., Inc. ..........................................Food Products
Nike, Inc. ...................................................Textiles & Apparel
Foot Locker, Inc. ..............................................Specialty Stores
J.C. Penney, Inc. .............................................Department Stores

ASSET MIX DISTRIBUTION, AS OF 12/31/01
Domestic Stock ............................................................95.0%
Foreign Stock & ADR's ......................................................1.9%
U.S. Government Securities .................................................0.2%
Corporate Bonds ............................................................0.5%
Cash & Other ...............................................................2.4%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                  1             SINCE
                                YEAR           INCEPT.*
Portfolio -- IB Shares        (13.42)%         (9.95)%
S&P 400                        (0.62)          (3.85)

*  Since inception as of September 1, 2000

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

                            EQ/FI MID CAP PORTFOLIO

          Portfolio Class IB              S&P 400
           Shares ($8,698)               ($9,490)
           ---------------               --------
9/1/00       $10,000.00                 $10,000
  2000        10,046.00                   9,549
  2001         8,698.00                   9,490

EQ/FI SMALL/MID CAP VALUE PORTFOLIO

Portfolio Manager Discussion and Analysis

The fourth quarter of 2001 saw a strong recovery in the broad markets. Better-than-expected unemployment numbers coupled with positive market sentiment and continued U.S. Federal Reserve easing sparked the fourth quarter rally. In this environment, the portfolio posted strong absolute returns but underperformed its benchmark, the Russell 2500 Value Index. A negative contributor was the portfolio's large underweight in technology, a sector that rallied behind improving fundamentals from computer hardware and networking companies. Stock selection within the underperforming utilities and financials sectors also detracted from performance. Contributing to positive returns was security selection within the industrials and consumer discretionary sectors. Specifically, top-ten holding Snap-On Inc., an automotive hand and power tool company, rebounded strongly on increased sales due to the positive effect of lower oil prices on automobile miles driven. A sector underweight in health care also contributed as investors looked for better growth opportunities in this market recovery.

Over the one-year period ending December 31, 2001, the U.S. Federal Reserve aggressively cut interest rates 11 times to increase liquidity and combat falling GDP. Investors fled large-cap growth stocks in favor of small-cap value stocks and fixed-income investments. Companies vigorously cut costs, primarily through lay-offs and decreased capital expenditures, to inflate falling margins. During this period, the portfolio underperformed its benchmark but finished in positive territory for the year. Contributing to performance was the portfolio's underweight in the industrials and energy sectors. Stock selection in the financials sector was the largest detractor to performance during the period.

While encouraged by early indications of an economic turnaround, the portfolio is positioned to potentially perform well despite the direction of the economy over the coming months. The portfolio continues to emphasize companies with strong fundamentals, attractive valuations, and good visibility into their businesses. The portfolio is also looking for situations with a fair degree of economic leverage, which generally perform well coming out of a recession. As always, the portfolio is managed to be style-and-sector neutral to the benchmark and expects a vast majority of the value added to come from stock selection.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term capital appreciation.

PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .......................................................$447.6 MILLION
Number of Issues ............................................................274

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
iShares Russell 2000 Value Index .........................Diversified Financials
Mercantile Bankshares Corp. ...............................................Banks
Snap-On, Inc. ...................................................Auto-Components
Pennzoil-Quaker State Corp. ................................Oil & Gas Refining &
                                                                       Marketing
Commerce Bancorp. .........................................................Banks
Home Properties of New York, Inc. ...................................Real Estate
Lyondell Chemical Co. .................................................Chemicals
Apartment Investment & Management Co. ...............................Real Estate
Sun Communities, Inc. ...............................................Real Estate
DENTSPLY International, Inc. ............................Health Care Equipment &
                                                                        Services

ASSET MIX DISTRIBUTION, AS OF 12/31/01
Domestic Stock ............................................................96.7%
Foreign Stock & ADR's ......................................................1.6%
U.S. Government Securities .................................................0.8%
Cash & Other ...............................................................0.9%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                1            3            SINCE
                              YEAR         YEARS         INCEPT.
Portfolio -- IA Shares       4.29%         3.94%          4.66%**
Portfolio -- IB Shares       4.04          3.65           3.87*
Russell 2500 Value           9.74         10.39          12.16

*     Since inception as of May 1, 1997

** Investment operations commenced with respect to Class IA Shares on November 24, 1998.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

                      EQ/FI SMALL/MID CAP VALUE PORTFOLIO

          Portfolio Class IB           Russell 2500
           Shares ($11,937)           Value ($17,090)
           ----------------           ---------------
5/1/97       $10,000.00                 $10,000.00
  1997        11,915.00                  12,952.00
  1998        10,721.00                  12,703.00
  1999        10,914.00                  12,893.00
  2000        11,473.00                  15,573.00
  2001        11,937.00                  17,090.00

EQ/JANUS LARGE CAP GROWTH PORTFOLIO

Portfolio Manager Discussion and Analysis

Volatility was prevalent throughout much of the economic landscape in 2001. With unemployment rising to a six-year high and earnings by U.S. companies increasingly dismal, the U.S. Federal Reserve lowered interest rates 11 times to 1.75%. This influx of liquidity helped consumer spending hold up surprisingly well despite the terrorist attacks of September 11.

Among the portfolio's top performers during the year was Microsoft. While it may be surprising that a technology name gained ground during the year, the software giant is often considered a safe haven in the industry with its dominant market share and solid cash flow. Investor perception aside, the company reported a number of positive developments, including its antitrust settlement with the U.S. Justice Department. Though there are still pending lawsuits with nine states, the issue seems to be finally nearing a close. In addition, Microsoft launched Windows XP and gaming console Xbox.

With valuation in mind, we sold our position in Home Depot when it began trading at 35 times earnings while the company only expects to grow earnings in the mid-teens. Yet because of the home-improvement retailer's inventory and cost-saving measures, as headed up by CEO Robert Nardelli, we'll keep a close eye on this company, especially if home sales continue to rise.

Elsewhere, one of our more defensive holdings, General Electric, ended the period in negative territory. Nonetheless, CEO Jeffrey Immelt said the company expects to grow earnings at double digit rates even in tough economic periods. Furthermore, GE plans to launch an aggressive acquisition campaign as a result of its strong balance sheet and weak economic conditions, which should enable it to take advantage of some excellent buying opportunities.

Going forward, the economic outlook continues to be uncertain. With that in mind, we will maintain our balanced investment approach. That is, weighing a company's risk against its reward while being valuation sensitive.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term growth of capital in a manner consistent with the preservation of capital.


PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .......................................................$163.1 MILLION
Number of Issues .............................................................39

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
Microsoft Corp. .................................................System Software
Citigroup, Inc. ..........................................Diversified Financials
Viacom, Inc. ..............................................................Media
General Electric Co. ...................................Industrial Conglomerates
Pfizer, Inc. ....................................................Pharmaceuticals
Genentech, Inc. ...................................................Biotechnology
Liberty Media Corp. .......................................................Media
Fannie Mae ...............................................Diversified Financials
Comcast Corp. .............................................................Media
Nokia OYJ ..........................................Telecommunications Equipment

ASSET MIX DISTRIBUTION, AS OF 12/31/01
Domestic Stock ............................................................86.0%
Foreign Stock & ADR's ......................................................7.7%
Cash & Other ...............................................................6.3%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                  1              SINCE
                                YEAR           INCEPT.*
Portfolio -- IB Shares        (22.91)%         (27.65)%
Russell 1000 Growth           (20.42)          (34.67)

*  Since inception as of September 1, 2000

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

                      EQ/JANUS LARGE CAP GROWTH PORTFOLIO

          Portfolio Class IB            Russell 1000
            Shares ($6,499)           Growth ($5,667)
            ---------------           ---------------
9/1/00        $10,000.00               $10,000.00
  2000          8,430.00                 7,121.00
  2001          6,499.00                 5,667.00

EQ/J.P. MORGAN CORE BOND PORTFOLIO

Portfolio Manager Discussion and Analysis

Interest rate and corporate credit volatility buffeted the U.S. fixed income markets in 2001. The U.S. economy faced the headwinds of the aftermath of the events of September 11 and the continued corporate retrenchment of capital spending, inventories and employment. The Fed maintained an easy monetary stance, moving the fed funds rate to 1.75% by the end of the year.

The portfolio maintained a long duration position throughout 2001. In the third quarter, we further extended duration immediately after the events of September 11th in the short and intermediate maturities. In the fourth quarter, most of the duration exposure was concentrated in the very short end of the yield curve, primarily expressed using June '02 Eurodollar futures contracts.

After being underweight in the corporate sector for almost all of last year, we added to our holdings in late December when corporates had declined to the point of offering strong relative value. By the end of the first quarter, we were overweight in corporates favoring the more liquid auto, finance, and telecom names. In the second quarter, we took profits in some of our positions given the strong outperformance of the sector and moved to a less aggressive overweight. In the fourth quarter, we took advantage of the wider yield spreads and increased our overweight position.

In the residential mortgage sector, we began the year with an underweight position, anticipating that lower rates would lead to large increases in refinancing and new issue supply. As prepayment concerns tapered, we added significantly to our residential mortgage position during the fourth quarter. These new positions, concentrated in 30-year current coupon conventional agency mortgages, had a positive impact on performance at the end of the year. In other sectors, we were overweight in commercial mortgage-backed securities, asset-backed securities, and private placement mortgages, given their strong relative value and yield advantage. Our offsetting underweights were in U.S. Treasuries and Agencies.

In 2002, we expect to see improved corporate balance sheets and profit margins as the economy moves through the current cyclical adjustment, supported not only by the Fed, but also by expansive government spending, lower energy prices and the benefits of the recent wave of mortgage refinancings. With corporate recovery will come significantly improved credit sector performance. We will remain overweight in the credit sectors to capture the performance from this trend.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity.


PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .......................................................$429.1 MILLION
Number of Issues ............................................................235

ASSET MIX DISTRIBUTION (BY QUALITY),
AS OF 12/31/01
AAA-A RATINGS .............................................................27.2%
BBB-B RATINGS ..............................................................7.7%
CCC-C RATINGS ..............................................................0.0%
U.S. GOVERNMENT & AGENCIES OBLIGATIONS ....................................65.1%

ASSET MIX DISTRIBUTION (BY ISSUER),
AS OF 12/31/01
U.S. Government Securities ................................................73.2%
Foreign Government Securities ..............................................0.4%
Corporate Bonds ...........................................................41.6%
Cash & Other ............................................................(15.2%)
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                    1            3         SINCE
                                  YEAR         YEARS      INCEPT.*
Portfolio -- IB Shares            7.95%        5.80%        6.60%
Salomon Brothers Broad BIG        8.52         6.29         6.89

*  Since inception as of January 1, 1998

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

                       EQ/J.P. MORGAN CORE BOND PORTFOLIO

          Portfolio Class IB         Salomon Brothers
           Shares ($12,913)            BIG ($13,056)
           ----------------            -------------
1997         $10,000.00                $10,000.00
1998          10,902.00                 10,872.00
1999          10,723.00                 10,782.00
2000          11,962.00                 12,031.00
2001          12,913.00                 13,056.00

EQ/LAZARD SMALL CAP VALUE PORTFOLIO

Portfolio Manager Discussion and Analysis

U.S. small cap stocks were one of the few bright spots in an otherwise gloomy year for investors, managing gains amid the weakness in larger U.S. stocks. This is the second consecutive calendar year small-caps have outperformed larger stocks, a fact that highlights the benefits of portfolio diversification. Stocks staged a strong rally in the final months of 2001, and this upswing was based on renewed confidence that the combination of aggressive monetary and fiscal stimulus will trigger an economic rebound during 2002.

The portfolio's consumer discretionary holdings performed well, both during the fourth quarter and the overall year, as consumer spending has been remarkably resilient in light of the economic weakness. Blockbuster was helped, both by strong rentals of DVDs, and by the expectation that consumers will stay closer to home following the terrorist attacks. Ross Stores' off-price format proved very resistant to the economic slowdown, as cautious consumers looked for ways to make their dollars go farther. Our technology holdings also performed very well due to their solid valuation support and proven business models. For instance, hard drive manufacturer Maxtor was helped by an improving competitive position in the industry and managed gains even as PC sales slowed. In contrast, our relatively high weight in the energy sector hurt returns due to the decline in oil and natural gas prices and the expectation that this will lead to lower-than-expected drilling activity going forward.

Lazard's outlook for small-cap U.S. stocks is positive, as valuations relative to larger stocks remain attractive even after their outperformance in recent years. We continue to focus on valuation in the context of financial productivity, implementing our relative value style, which is currently being rewarded in the marketplace. Lazard remains confident that the portfolio's companies can continue to generate strong returns on capital over the long-term, and that long-term financial productivity remains the key to successful investing.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks capital appreciation by investing in equity securities of U.S. companies with small market capitalizations (i.e., companies in the range represented in the Russell 2000 Index) that the Adviser considers inexpensively priced relative to the return on total capital or equity.

PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .......................................................$175.2 MILLION
Number of Issues ............................................................107

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
Annaly Mortgage Management, Inc. ....................................Real Estate
Greater Bay Bancorp .......................................................Banks
Health Care Property Investors, Inc. ................................Real Estate
Brunswick Corp. ................................................Leisure Products
Radian Group, Inc. ....................................................Insurance
Kinder Morgan, Inc. ...............................................Gas Utilities
Sierra Pacific Resources, Inc. ..................................Multi-Utilities
LTX Corp. ...............................................Semiconductor Equipment
East-West Bancorp, Inc. ...................................................Banks
R.H. Donnelley Corp. ......................................................Media

ASSET MIX DISTRIBUTION, AS OF 12/31/01
Domestic Stock ............................................................93.8%
U.S. Government Securities .................................................5.6%
Cash & Other ...............................................................0.6%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                1             3          SINCE
                               YEAR         YEARS       INCEPT.*
Portfolio -- IB Shares        17.74%        12.37%        7.17%
Russell 2000 Value            14.02         11.32         6.59
Russell 2000+                  2.49          6.42         4.10

*  Since inception as of January 1, 1998

+ In 2001, the Investment Manager revised the Portfolios' market index to be the Russell 2000 Index, which more closely reflects the market sectors in which the Portfolio invests.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

                      EQ/LAZARD SMALL CAP VALUE PORTFOLIO

          Portfolio Class IB            Russell 2000         Russell 2000
           Shares ($13,193)           Value ($12,907)       Value ($11,746)
           ----------------           ---------------       ---------------
1997         $10,000.00                  $10,000.00           $10,000.00
1998           9,297.00                    9,355.00             9,746.00
1999           9,451.00                    9,216.00            11,818.00
2000          11,205.00                   11,320.00            11,461.00
2001          13,193.00                   12,907.00            11,746.00

EQ/MARSICO FOCUS PORTFOLIO

Portfolio Manager Discussion and Analysis

Note: The EQ/Marsico Focus Portfolio commenced operations on August 31, 2001.

Investments in health care companies such as Tenet Health Care and Johnson & Johnson added value to the portfolio over the year. Quest Diagnostics, which is in the medical devices field, also posted strong gains for the portfolio. An underweighting in pharmaceutical and biotechnology companies added value. Aided by a strong fourth quarter rally, the portfolio's overweight position in consumer-related holdings added a good amount of value in 2001. This was particularly true for retailing positions, including Home Depot, Tiffany & Co., and Four Seasons Hotel. The portfolio also benefited from its underweighting in technology companies. In terms of specific investments that were owned in this area, IBM, Microsoft, and Qualcomm were strong performers.

Some of the portfolio's technology-related positions (as noted above) performed very well. That was not the case across-the-board in this sector. Cisco Systems was among the worst-performing stocks in the portfolio. In the financial services sector, companies such as Lehman Brothers Holdings, American International Group, and Washington Mutual had an adverse effect on investment results. In the aerospace/defense sector, Alliant Techsystems was a weak performer, dragging down the total industry return. (General Dynamics and Lockheed-Martin, however, contributed positively to performance.)

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital.

PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .........................................................$9.3 MILLION
Number of Issues .............................................................35

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
Tenet Healthcare Corp. ..................................Health Care Equipment &
                                                                        Services
Costco Wholesale Corp. ...............................General Merchandise Stores
UnitedHealth Group, Inc. ................................Health Care Equipment &
                                                                        Services
Tiffany & Co. ..................................................Specialty Stores
International Business Machines Corp. ..................................Computer
                                                                        Hardware
Microsoft Corp. .................................................System Software
Lehman Brothers Holdings, Inc. ...........................Diversified Financials
Home Depot, Inc. ........................................Home Improvement Retail
Citigroup, Inc. ..........................................Diversified Financials
Cisco Systems, Inc. ...........................................Network Equipment

ASSET MIX DISTRIBUTION, AS OF 12/31/01
Domestic Stock ............................................................94.4%
Foreign Stock & ADR's ......................................................5.4%
U.S. Government Securities ................................................24.8%
Cash & Other ............................................................(24.6%)
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                              SINCE
                             INCEPT.*
Portfolio -- IB Shares       13.90%
Russell 1000 Growth           3.64

*  Since inception as of August 31, 2001

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

                           EQ/MARSICO FOCUS PORTFOLIO

          Portfolio Class IB            Russell 1000
           Shares ($11,390)           Growth ($10,364)
           ----------------           ----------------
8/1/01       $10,000.00                  $10,000.00
  2001        11,390.00                   10,364.00

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO

Portfolio Manager Discussion and Analysis

Emerging from the tragic events of September 11, 2001, the portfolio's investments in the most economically sensitive stocks did very well as investors surmised that there would more likely be an economic recovery rather than a prolonged recession in the near future. The portfolio was well positioned for this type of environment as advertising-related Media stocks posted material gains along with our Energy and Retail-oriented equities. Our purchases of Property & Casualty Insurance companies during the aftermath of the attacks proved timely as the group responded to the removal of capital from the industry. This event will ultimately improve pricing and earnings over the course of the next few years. Finally, the Technology sector had an extraordinary move upward from the previous quarter, as several stocks appreciated over 50%.

For the full year, the portfolio's outperformance can be attributed to its investment discipline of investing in numerous under appreciated sectors and avoiding over-valued areas. As previously noted, our stock selection in the Media, Insurance and especially Technology sectors drove the portfolio's performance. In addition, the portfolio maintained minimal investments in Pharmaceutical, Utilities and high-multiple Technology stocks, as these sectors did not match our valuation criteria and did not perform well over the course of the year.

We continue to underweight Financials due to our concerns of higher interest rates and an accelerating rate of bad loans to both consumer and corporate customers. The portfolio remains committed to those industries that have the most to gain from an economic recovery such as Media, Basic Materials (papers, chemicals), Diversified Industrials and Technology. These industries should all have improving business trends over the course of the year and, coupled with their restructuring actions, should report earnings well above what the current stock prices reflect. If the recovery is more muted, performance could be a challenge given the strong share price gains that have been realized off the September 2001 lows.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks capital appreciation and secondarily, income by investing in securities, primarily equities, that the Adviser believes are undervalued and therefore represent basic investment value.

PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .......................................................$613.2 MILLION
Number of Issues .............................................................74

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
Ace Ltd. ..............................................................Insurance
Unocal Corp. .................................Oil & Gas Exploration & Production
Liberty Media Corp. .......................................................Media
Boise Cascade Corp. .....................................Paper & Forest Products
Compaq Computer Corp. .........................................Computer Hardware
3Com Corp. .................................................Networking Equipment
American International Group, Inc. ....................................Insurance
Wachovia Corp. ............................................................Banks
Du Pont (E.I.) de Nemours & Co. .......................................Chemicals
Gillette Co. ..................................................Personal Products

ASSET MIX DISTRIBUTION, AS OF 12/31/01
Domestic Stock ............................................................91.5%
Foreign Stock & ADR's ......................................................2.4%
U.S. Government Securities ................................................10.7%
Cash & Other .............................................................(4.6%)
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                1            3           SINCE
                              YEAR         YEARS        INCEPT.*
Portfolio -- IB Shares        5.49%       11.96%        13.85%
Russell 1000 Value           (5.59)        2.74         10.38
S&P 500+                    (11.88)       (1.03)         9.51

*  Since inception as of May 1, 1997

+ In 2001, the Investment Manager revised the Portfolios' market index to be the S&P 500 Index, which more closely reflects the market sectors in which the Portfolio invests.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)












                    EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO

            Portfolio Class IB       Russell 1000
             Shares ($18,323)       Value ($15,862)       S&P 500 ($15,276)
             ----------------       ---------------       -----------------
5/1/97         $10,000.00             $10,000.00            $10,000.00
  1997          11,699.00              12,649.00             12,255.00
  1998          13,055.00              14,626.00             15,757.00
  1999          15,535.00              15,701.00             19,071.00
  2000          17,369.00              16,802.00             17,335.00
  2001          18,323.00              15,862.00             15,276.00

EQ/EMERGING MARKETS EQUITY PORTFOLIO

Portfolio Manager Discussion & Analysis

Over 2001, stock selection in Brazil, South Korea and Israel detracted from the portfolio's performance, while we benefited from positive stock selection in Taiwan, Mexico, South Africa, Russia and India. On a country allocation basis our underweight stance in Malaysia and Taiwan, coupled with our overweight position in Israel and Brazil, reduced positive country allocations in South Korea, Greece, Argentina and Russia.

The key portfolio overweights are currently in South Korea, Russia, Hungary, Turkey and Mexico. Malaysia, Taiwan and Israel are the largest underweight positions. In South Korea, strong domestic consumption and monetary policy easing is supporting economic growth following the drop in export revenues. Within South Korea, we are overweight several sectors: telecom services, consumer discretionary (namely household durables, automobiles and media), and banks. In Russia, growth is supported by the domestic consumer, and robust net exports on the back of stronger than expected oil prices. In Turkey, where we are overweight, the economy is expected to benefit from lower inflation and interest rates and an improved domestic debt profile. Within Mexico we are focused on telecom, industrials and consumer non-cyclicals (such as select beverage and consumer staples). We expect the combination of low real interest rates, a relatively stable currency, and fiscal discipline to help support the Mexican economic recovery once conditions in the U.S. start to improve. Weak economic data, wavering government policy, relatively expensive valuations and low liquidity lead us to continue to underweight Malaysia. In Taiwan, we are following a stock selection strategy based on earnings visibility while underweight the market. We remain neutral to underweight the rest of the Emerging Markets while maintaining select sector tilts, such as export-oriented commodity stocks in South Africa, pharmaceutical stocks in Israel, telecom and beverage in Brazil, financials within India and various industries such as autos, metals & mining and energy within China.

While we remain positive in the intermediate and long-term, we think a trading range environment is likely near-term given our expectations that the pace of the recent rally will slow and potentially reverse in order to be in line with fundamentals. Nevertheless, this near-term trading environment does not change our positive long-term posture given the strong liquidity, cheap valuations and corporate restructuring which should continue to support earnings growth and select markets within the Emerging Market universe. We believe that a cyclical bottom is forming in the U.S. and as a result maintain our global view that the turnaround in growth (and thus Emerging Markets) has begun to point to a recovery. Although, the recovery is likely to be anemic we believe there will be pockets of opportunity.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term capital appreciation by investing primarily in equity securities of issuers in emerging market countries.


PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .......................................................$183.9 MILLION
Number of Issues ............................................................250

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
Samsung Electronics Co. ..........................................Semiconductors
Taiwan Semiconductor
    Manufacturing Co., Inc. ......................................Semiconductors
Anglo American plc ..............................................Metals & Mining
Telefonos de Mexico S.A. ..........................Diversified Telecommunication
                                                                        Services
China Mobile (Hong Kong) Ltd. ..........................................Wireless
                                                      Telecommunication Services
SK Telecom Co. Ltd. ..................................Wireless Telecommunication
                                                                        Services
Unified Energy System ........................................Electric Utilities
Petroleo Brasileiro Petrobyes S.A. .........................Integrated Oil & Gas
United Microelectronics Corp. ............................Electronic Equipment &
                                                                     Instruments
American Movil S.A. de C.V. ..........................Wireless Telecommunication
                                                                        Services

DISTRIBUTION OF EQUITY ASSETS BY REGION,
AS OF 12/31/01
Southeast Asia ............................................................55.1%
Latin America .............................................................22.4%
Africa & Middle East ......................................................13.9%
Europe .....................................................................8.6%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                     1              3           SINCE
                                    YEAR          YEARS        INCEPT.*
Portfolio -- IB Shares             (5.09)%        3.63%        (9.44)%
MSCI Emerging Markets Free         (2.62)         3.99         (9.03)

*  Since inception as of August 20, 1997

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

                      EQ/EMERGING MARKETS EQUITY PORTFOLIO

               Portfolio Class IB       MSCI Emerging Markets
                 Shares ($6,493)            Free ($6,596)
                 --------------             ------------
  8/20/97         $1,0000.00                 $1,0000.00
     1997           7,984.00                   7,857.00
     1998           5,820.00                   5,866.00
     1999          1,1426.00                   9,762.00
     2000           6,841.00                   6,773.00
     2001           6,493.00                   6,596.00

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

Portfolio Manager Discussion and Analysis

We believe our underperformance over the period was primarily a result of our holdings in technology, which was the worst performing sector in a difficult market environment. Even outside technology, the market was particularly brutal for aggressive growth investors across all sectors. We remained true to our mandate -- which is to be an aggressive growth fund -- at a time when our style was out of favor. And although that hurt performance over the period, our experience has been that the best long-term returns come from staying true to one's style across market cycles.

One view of what happened in the market is that technology was a massive bubble in 1999 and 2000 that burst. We think, however, the reality is that technology companies have been growing their earnings at a much faster rate than the overall market for years, so this was not a two-year phenomenon. More importantly, we think that outperformance by technology companies is likely to resume after this downturn. And whereas, four or five years ago, major corporations looked at technology investing as a way to save costs and improve productivity, it's altogether different now. CEOs today tell us they view technology as an absolute necessity for growing their businesses and staying competitive -- as a driver of earnings, not just as a nice way to save money. Technology has remained the largest weighting in the portfolio because we're long-term investors, and we think the corporate appetite for technology has not been diminished, only temporarily put on hold. We would suggest that the market rally we witnessed at the end of the period seemed to support our view, as the technology sector enjoyed some of the strongest gains.

Our view is that the events of September 11 pushed out, by perhaps a quarter or two, the economic rebound we had hoped to see in late 2001 or the first half of 2002. In the aftermath of the terrorist attacks, a lot of corporate budgets were frozen and a lot of planned spending was canceled or postponed. But from a market perspective, we think investors have generally looked at the events as only delaying a recovery in the economy and in corporate spending. After an initial dip, both the market and the portfolio experienced strong performance in the final quarter of 2001.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to provide long-term capital growth.


PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .....................................................$1,407.2 MILLION
Number of Issues ............................................................231

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
Tyco International Ltd. ................................Industrial Conglomerates
Viacom, Inc. ..............................................................Media
American International Group, Inc. ....................................Insurance
Clear Channel Communications, Inc. ........................................Media
Citigroup, Inc. ..........................................Diversified Financials
Concord EFS, Inc. ................................Commercial Services & Supplies
VERITAS Software Corp. .........................................Systems Software
EchoStar Communications Corp. .......................................Diversified
                                                      Telecommunication Services
American Home Products Corp. ....................................Pharmaceuticals
Microsoft Corp. ................................................Systems Software

ASSET MIX DISTRIBUTION, AS OF 12/31/01
Domestic Stock ............................................................89.5%
Foreign Stock & ADR's ......................................................6.2%
Cash & Other ...............................................................4.3%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                  1               3              SINCE
                                YEAR            YEARS           INCEPT.
Portfolio -- IA Shares        (33.89)%         (2.15)%          1.89%**
Portfolio -- IB Shares        (34.06)          (2.42)           9.55*
Russell 3000 Growth           (19.63)          (5.85)           7.08
Russell 2000+                   2.49            6.42            9.24

*     Since inception as of May 1, 1997

** Investment operations commenced with respect to Class IA Shares on November 24, 1998.

+ In 2001, the Investment Manager revised the Portfolio's market index to be the Russell 2000 Index, which more closely reflects the market sectors in which the Portfolio invests.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)










                   EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

            Portfolio Class IB        Russell 2000         Russell 3000
             Shares ($15,308)       Growth ($15,113)     Growth ($13,762)
             ----------------       ----------------     ----------------
5/1/97         $10,000.00              $10,000.00          $10,000.00
  1997          12,242.00               12,868.00           12,215.00
  1998          16,474.00               12,544.00           16,492.70
  1999          28,602.00               15,207.00           22,072.00
  2000          23,216.00               13,747.00           17,123.00
  2001          15,308.00               15,113.00           13,762.00

EQ/MFS INVESTORS TRUST PORTFOLIO

Portfolio Manager Discussion and Analysis

Our primary objective is to look for high-quality companies with superior growth characteristics whose stocks are selling at reasonable prices based on our in-house research. We remain committed to this approach, which is designed to try to outperform the broad U.S. equity market over time but with less volatility. While we are always looking for stocks that we believe are trading at attractive valuations, first and foremost, we would describe ourselves as growth investors. Many of the traditional growth stocks that we believed were trading at reasonable valuations in early 2001, performed poorly during the year. In particular, Safeway, which was one of the larger positions in the portfolio, lost a lot of value despite posting healthy earnings growth and possessing what we believed were strong business fundamentals.

The other area that hurt us early in the year was health care. Based on our fundamental research, health care offered some of the best growth at the right price opportunities in the market in our view. In particular, the pharmaceutical companies looked most attractive to us. However, two things happened. First, the market didn't agree with us, so many investors weren't focused on this industry. Second, the industry was hurt by a slowdown in approvals for new drugs by the Food and Drug Administration. We saw this as an opportunity, so we maintained our large weighting in health care, and we added to them throughout the year. In recent months, our health care holdings were some of the better contributors to the performance and remained a core component of our investment strategy.

The second largest sector allocation is our well-diversified mix of financial services companies with a focus on government-sponsored mortgage enterprises such as the Federal Home Loan Mortgage Corporation. In our view, these companies are attractively valued with strong balance sheets and they offer a diversified way to take part in a future rebound in the capital markets.

Our outlook remains cautious looking into 2002. We're somewhat concerned about the quick rebound after September 11 because typically the market recovers roughly six months before the end of a recession, and we think the market may be in for a longer period of weak earnings before we see a recovery. However, we believe the portfolio is well-positioned in this environment.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term growth of capital with a secondary objective to seek reasonable current income.

PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .......................................................$244.0 MILLION
Number of Issues ............................................................187

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
Pfizer, Inc. ....................................................Pharmaceuticals
Microsoft Corp. .................................................System Software
International Business Machines Corp. ..................................Computer
                                                                        Hardware
Citigroup, Inc. ..........................................Diversified Financials
Freddie Mac ..............................................Diversified Financials
American International Group, Inc. ....................................Insurance
General Electric Co. ...................................Industrial Conglomerates
Exxon Mobil Corp. ..........................................Integrated Oil & Gas
American Home Products Corp. ....................................Pharmaceuticals
Wal-Mart Stores, Inc. ................................General Merchandise Stores

ASSET MIX DISTRIBUTION, AS OF 12/31/01
Domestic Stock ............................................................88.7%
Foreign Stock & ADR's ......................................................5.8%
Cash & Other ...............................................................5.5%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                  1               3             SINCE
                                YEAR            YEARS          INCEPT.*
Portfolio -- IB Shares        (15.97)%         (3.20)%         (3.20)%
S&P 500                       (11.88)          (1.03)          (1.03)

*  Since inception as of January 1, 1999

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

                        EQ/MFS INVESTORS TRUST PORTFOLIO

          Portfolio Class IB
           Shares ($9,069)           S&P 500 ($9,694)
           ---------------           ----------------
1998         $10,000.00                  $10,000.00
1999          10,876.00                   12,103.00
2000          10,792.00                   11,001.00
2001           9,069.00                    9,694.00

EQ/MFS RESEARCH PORTFOLIO

Portfolio Manager Discussion and Analysis

Throughout 2001, U.S. equity markets continued to be plagued by weakness and volatility. The slowing economy, accompanied by a flood of disappointing company earnings announcements and climaxing with the terrorist attacks kept all of the major stock indexes highly volatile. Despite the Federal Reserve Board's effort to provide emergency liquidity to the markets by cutting interest rates an unprecedented 11 times in 2001, the market remained volatile.

Amid this difficult environment, the largest detractors to performance included several underperforming holdings in technology, utilities and communications. After years of expansion, a combination of rising interest rates, high valuations, and rising energy prices stalled business and consumer demand. Recent conditions affected technology and telecommunications companies more than the rest of the market because many of them had been priced in expectation of uninterrupted business expansion.

In the utilities sector, most gas and electric stocks have fared poorly, as natural gas prices have dropped and demand for electricity has declined due to the soft economy. In particular, AES Corp. and Dynegy fared poorly. We're optimistic that an economic recovery in 2002 will bode well for electric and natural gas stocks. Other individual securities that detracted from performance included CVS and Safeway.

As far as our positioning is concerned we have been relatively defensive and cautious about the economy. As a result, some of our biggest positions were in health care, particularly pharmaceutical stocks. We also still have big positions in oil companies and in the financial services area. While we have been very conservative in our positioning, we will be looking to gradually transition the portfolio to be more aggressive in anticipation of a recovery in 2002. We will be looking at more cyclical names that are trading at low valuations and that we think have a good opportunity to outperform next year. If we begin to see an improvement in business fundamentals and the earnings outlook for some of the beaten down technology and telecommunications stocks, we may gradually move into these sectors in an effort to capitalize on their aggressive growth potential.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks to provide long-term growth of capital and future income.


PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .......................................................$683.4 MILLION
Number of Issues ............................................................114

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
Exxon Mobil Corp. ..........................................Integrated Oil & Gas
American Home Products Corp. ....................................Pharmaceuticals
Pfizer, Inc. ....................................................Pharmaceuticals
Viacom, Inc. ..............................................................Media
Citigroup, Inc. ..........................................Diversified Financials
Johnson & Johnson ...............................................Pharmaceuticals
Freddie Mac ..............................................Diversified Financials
Fannie Mae ...............................................Diversified Financials
Eli Lilly & Co. .................................................Pharmaceuticals
Bank of America Corp. .....................................................Banks

ASSET MIX DISTRIBUTION, AS OF 12/31/01
Domestic Stock ............................................................90.4%
Foreign Stock & ADR's ......................................................6.2%
Cash & Other ...............................................................3.4%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                  1               3           SINCE
                                YEAR            YEARS        INCEPT.*
Portfolio -- IB Shares        (21.82)%         (3.04)%         6.01%
Russell 3000                  (11.46)          (0.31)          9.55
S&P 500+                      (11.88)          (1.03)          9.51

*  Since inception as of May 1, 1997

+ In 2001, the Investment Manager revised the Portfolios' market index to be the S&P 500 Index, which more closely reflects the market sectors in which the Portfolio invests.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)













                           EQ/MFS RESEARCH PORTFOLIO

          Portfolio Class IB
           Shares ($13,130)     Russell 3000 ($15,313)    S&P 500 ($15,276)
           ----------------     ----------------------    -----------------
5/1/97        $10,000.00            $10,000.00               $10,000.00
  1997         11,607.00             12,452.00                12,255.00
  1998         14,405.00             15,458.00                15,757.00
  1999         17,725.00             18,689.00                19,071.00
  2000         16,794.00             17,294.00                17,335.00
  2001         13,130.00             15,313.00                15,276.00

EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO

Portfolio Manager Discussion & Analysis

In the first quarter of 2001, the portfolio performed in line with value-oriented market indices, helped by its modest overall value orientation. Strongly positive stock selection drove performance in the quarter while sector allocation also contributed to overall results. In the second quarter, overall results were positive but the portfolio slightly trailed the Russell 1000 Value Index in an environment buoyed by a surprise Fed rate cut that drove up growth-oriented and cyclically depressed stocks. Third quarter returns were negative across the board as the nation and the financial markets reacted to the terrorist attacks on America. The portfolio slightly led the benchmark Russell 1000 Value Index as equities corrected sharply in late September. In terms of sector allocations, our most favorable decision was to underweight communications services.

We believe that the rebound in global equity markets since mid- September heralds a healthier investment climate for stocks in 2002. Overall equity valuations, though less compelling than those of mid- September, remain attractive. Prospects for a U.S.-led upturn in economic growth appear to be improving, which should lead to a recovery in corporate profits.

We continue to believe that the best-performing stocks will be those that offer a combination of earnings growth and financial stability. Two key factors are pricing power and financial leverage. Where pricing power exists -- in the insurance industry, for example -- companies should benefit substantially from economic recovery. Furthermore, companies with low levels of debt will be less vulnerable to economic disruptions.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks capital growth. Current income is a secondary objective.


PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .......................................................$589.4 MILLION
Number of Issues ............................................................279

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
Citigroup, Inc. ..........................................Diversified Financials
Exxon Mobil Corp. ..........................................Integrated Oil & Gas
International Business Machine Corp. ...................................Computer
                                                                        Hardware
Merck & Co., Inc. ...............................................Pharmaceuticals
Johnson & Johnson ...............................................Pharmaceuticals
SBC Communications, Inc ...........................Diversified Telecommunication
                                                                        Services
Philip Morris Cos., Inc. ..........................................Food Products
Bristol-Meyers Squibb Co. .......................................Pharmaceuticals
General Electric Co. ...................................Industrial Conglomerates
Bank of America Corp. .....................................................Banks


ASSET MIX DISTRIBUTION, AS OF 12/31/01
Domestic Stock ............................................................94.8%
Foreign Stock & ADR's ......................................................2.2%
Coporate Bonds .............................................................0.2%
Cash & Other ...............................................................2.8%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                 1               3           SINCE
                                YEAR           YEARS        INCEPT.*
Portfolio -- IB Shares         (6.73)%        (0.59)%         5.56%
Russell 1000 Value             (5.59)          2.74          10.38
S&P 500+                      (11.88)         (1.03)          9.51

*  Since inception as of May 1, 1997

+ In 2001, the Investment Manager revised the Portfolios' market index to be the S&P 500 Index, which more closely reflects the market sectors in which the Portfolio invests.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

                   EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO

          Portfolio Class IB        Russell 1000
           Shares ($12,875)        Value ($15,862)        S&P 500 ($15,276)
           ----------------        ---------------        -----------------
5/1/97      $10,000.00               $10,000.00             $10,000.00
  1997       11,623.00                12,649.00              12,255.00
  1998       13,105.00                14,626.00              15,757.00
  1999       12,939.00                15,701.00              19,071.00
  2000       13,804.00                16,802.00              17,335.00
  2001       12,875.00                15,862.00              15,276.00

EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO

Portfolio Manager Discussion and Analysis

Over the year, our stock selection and sector allocations contributed positively to the portfolio's performance, while our country allocations had a negative impact on performance. Stock selection was particularly strong in the technology and health care sectors. Overweighting Samsung Electronics (Korea) was a big contributor to performance; avoiding communications equipment makers Alcatel (France) and Marconi (United Kingdom) and underweighting Ericsson (Sweden) also enhanced results. Overweighting European pharmaceutical stocks in the health care sector also proved positive. These gains helped offset the negative impact of underperforming financial and consumer staples stocks.

From a sector perspective, underweighting technology and overweighting energy proved most beneficial. Technology finished the year as the worst-performing sector, losing over 33.0%, while energy held its ground, slipping just 0.4%, making it the second best-performing sector. Among country allocations, the portfolio benefited from overweighting Ireland, one of only three countries with positive local-currency gains for the year, and underweighting Italy and Germany, which returned --18.2% and --22.6%, respectively, during the year. These contributions were offset by the negative impact of underweighting Australia, Japan, and Spain. Japan managed to modestly beat the index, although its economic conditions continued to deteriorate.

We are positioning the portfolio in anticipation of an equity rally sparked by an economic recovery during the second half of 2002. Although we are quite negative on Japan's longer-term economic growth prospects, we believe the country's equity market will fare better than most in a global economic recovery, as is often the case with more marginal world economies. Given the weak yen, we are focusing on multinational exporters, especially car-makers Toyota and Honda and game-maker Nintendo.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks capital appreciation.

PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .......................................................$299.1 MILLION
Number of Issues ............................................................162

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
TotalFinaElf S.A. ..........................................Integrated Oil & Gas
Vodafone Group plc ...........................Wireless Telecommunication Service
AstraZeneca plc .................................................Pharmaceuticals
Samsung Electronics Co., Ltd. ....................................Semiconductors
Shell Transport & Trading Co. plc ..........................Integrated Oil & Gas
Sanofi-Synthelabo S.A. ..........................................Pharmaceuticals
ING Groep N.V. ...........................................Diversified Financials
NTT DoCoMo, Inc. ....................................Wireless Telecommunications
                                                                        Services
Allianz AG ............................................................Insurance
GlaxoSmithKline plc .............................................Pharmaceuticals

DISTRIBUTION OF EQUITY ASSETS BY REGION,
AS OF 12/31/01
Europe ....................................................................69.0%
Japan .....................................................................13.8%
Southeast Asia ............................................................10.0%
Canada .....................................................................2.4%
Latin America ..............................................................2.5%
Australia & New Zealand ....................................................2.3%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                  1              3         SINCE
                                YEAR           YEARS      INCEPT.*
Portfolio -- IB Shares        (21.55)%         3.29%        8.18%
MSCI EAFE                     (21.44)         (5.05)        1.19

*  Since inception as of May 1, 1997

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

                    EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO

          Portfolio Class IB
           Shares ($14,432)         MSCI EAFE ($10,565)
           ----------------         -------------------
5/1/97        $10,000.00                $10,000.00
  1997         10,958.00                 10,285.00
  1998         13,096.00                 12,342.00
  1999         20,985.00                 15,669.00
  2000         18,397.00                 13,448.00
  2001         14,432.00                 10,565.00

EQ/PUTNAM INVESTORS GROWTH PORTFOLIO

Portfolio Manager Discussion and Analysis

In what was a very difficult year for growth investing, the majority of the portfolio's underperformance can be attributed to stock selection in the technology sector. Holdings in software (Siebel, Amdocs, Veritas), while an underweight industry in the portfolio, detracted from relative performance as they were hard hit by slowing demand resulting from the lagging economy. In addition, an underweight to the largest company in the software industry (Microsoft), a relatively strong performer for the period, detracted significantly. Communications services hindered relative performance as well, as an overweight telecommunications holding (Qwest Communications) experienced weakness due to poor earnings throughout the year.

The greatest portion of the portfolio's return was from its financial holdings in diversified finance companies (Citigroup, Fannie Mae), which fared well in the low interest-rate environment. Conglomerate holdings were beneficial to relative performance as the portfolio's largest holding in that area outperformed relative to the broad market -- even given the soft economy.

We believe that the rebound in global equity markets since mid-September heralds the onset of a healthier investment climate for stocks in 2002. Prospects for a U.S.-led upturn in economic growth appear to be improving, which should lead to a recovery in corporate profits. On an individual company level, we still believe that the best-performing stocks will be those that offer a combination of earnings growth and financial stability.

We continue to determine sector allocation through our bottom-up stock selection process, where we seek to invest in strong growing companies with excellent prospects. The portfolio is currently overweight in the financial and health care sectors and underweight in communications services and conglomerates.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term growth of capital and any increased income that results from this growth.


PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .......................................................$299.4 MILLION
Number of Issues ............................................................99

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
Citigroup, Inc. ..........................................Diversified Financials
Pfizer, Inc. ....................................................Pharmaceuticals
Tyco International Ltd. ................................Industrial Conglomerates
Microsoft Corp. ................................................Systems Software
Cisco Systems, Inc. ........................................Networking Equipment
Intel Corp. ......................................................Semiconductors
American International Group, Inc. ....................................Insurance
Viacom, Inc. ..............................................................Media
Fannie Mae ...............................................Diversified Financials
General Electric Co. ...................................Industrial Conglomerates

ASSET MIX DISTRIBUTION, AS OF 12/31/01

Domestic Stock ............................................................98.3%
Foreign Stock & ADR's ......................................................0.3%
Cash & Other ...............................................................1.4%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                  1               3           SINCE
                                YEAR            YEARS        INCEPT.*
Portfolio -- IB Shares        (24.42)%         (6.81)%         7.06%
Russell 1000 Growth           (20.42)          (6.32)          7.27
S&P 500+                      (11.88)          (1.03)          9.51

*  Since inception as of May 1, 1997

+ In 2001, the Investment Manager revised the Portfolios' market index to be the S&P 500 Index, which more closely reflects the market sectors in which the Portfolio invests.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

                      EQ/PUTNAM INVESTORS GROWTH PORTFOLIO

          Portfolio Class IB         Russell 1000
           Shares ($13,751)        Growth ($13,879)       S&P 500 ($15,276)
           ----------------        ----------------       -----------------
5/1/97       $10,000.00              $10,000.00             $10,000.00
  1997        12,470.00               12,171.00              12,255.00
  1998        16,993.00               16,882.40              15,757.00
  1999        22,132.00               22,481.00              19,071.00
  2000        18,194.00               17,440.00              17,335.00
  2001        13,751.00               13,879.00              15,276.00

EQ/T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

Portfolio Manager Discussion & Analysis

The portfolio ended 2001 on a high note, posting a solid gain in the final quarter. Fourth-quarter results, however, could not overcome earlier weakness, and the portfolio ended the year with a loss of more than 20%, which was roughly in line with the MSCI EAFE benchmark.

In the final months of trading, the portfolio was able to make up some lost ground against the benchmark by underweighting Japan, which did poorly, and overweighting the stronger markets of South Korea, Taiwan, Sweden, and Brazil. Successful stock selection in the Netherlands and Switzerland benefited the portfolio in November, while our holdings in France, the U.K., and Italy overcame disappointing stock returns in Japan in December.

A combination of monetary easing and tax-reductions in the U.S. should help stimulate economic growth worldwide, leading to positive stock market results in 2002. We expect these results to be moderate, however, until the corporate earnings picture comes more clearly into focus later this year. Outside the U.S., Europe is probably in the best shape in that the consumer has been less extended than in the U.S. and is less exposed to equity markets. The arrival of the euro as the official currency throughout most of Europe could help bolster it against the powerful U.S. greenback.

Much of what happens in Japan depends on the ability of the government to, finally, implement much-needed economic reforms. In Latin America, the Argentine crisis has not led to any immediate fallout as Argentina's slow-motion disintegration gave Latin American and emerging market countries plenty of time to prepare.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term growth of capital through investment primarily in common stocks of established non-U.S. companies.

PORTFOLIO SUMMARY, AS OF 12/31/01
Net Assets .......................................................$197.0 MILLION
Number of Issues ............................................................188

LARGEST EQUITY HOLDINGS, AS OF 12/31/01
GlaxoSmithKline plc .............................................Pharmaceuticals
TotalFinaElf S.A. .........................................Intergrated Oil & Gas
Vodafone Group plc ...........................Wireless Telecommuciation Services
Royal Bank of Scotland Group plc ..........................................Banks
Reed International plc ....................................................Media
Nestle S.A. .......................................................Food Products
ING Groep N.V. ...........................................Diversified Financials
Shell Transport & Trading Co. plc .........................Intergrated Oil & Gas
Nokia, OYJ .........................................Telecommunications Equipment
Compass Group plc ...................................................Restaurants

DISTRIBUTION OF EQUITY ASSETS BY REGION,
AS OF 12/31/01
Europe ....................................................................77.9%
Japan .....................................................................11.3%
Other Asia .................................................................6.9%
Latin America ..............................................................1.9%
Australia & New Zealand ....................................................1.1%
Canada .....................................................................0.9%
   Total .................................................................100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/01

                                  1               3             SINCE
                                YEAR            YEARS          INCEPT.*
Portfolio -- IB Shares        (21.79)%         (5.69)%         (1.33)%
MSCI EAFE                     (21.44)          (5.05)           1.19

*  Since inception as of May 1, 1997

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2001
(Invested at inception)

[GRAPHIC OMITTED]
(LINE GRAPH)

                 EQ/T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

          Portfolio Class IB
            Shares ($9,394)            MSCI EAFE ($10,565)
            ---------------            -------------------
5/1/97       $10,000.00                   $10,000.00
  1997         9,851.00                    10,285.00
  1998        11,199.00                    12,342.00
  1999        14,774.00                    15,669.00
  2000        12,011.00                    13,448.00
  2001         9,394.00                    10,565.00

EQ ADVISORS TRUST
EQ/AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001

--------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER                 VALUE
                                                                                OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (18.5%)
AUTOMOBILES (2.9%)
Bayerische Motoren Werke
  (BMW) AG .............................................................       485,818          $   17,089,014
Harley-Davidson, Inc. ..................................................       918,700              49,894,597
Porsche AG .............................................................         7,360               2,808,226
                                                                                                --------------
                                                                                                    69,791,837
                                                                                                --------------
CASINOS & GAMING (0.1%)
Park Place Entertainment Corp.*.........................................       367,800               3,372,726
                                                                                                --------------
DEPARTMENT STORES (0.8%)
Kohl's Corp.* ..........................................................       267,200              18,821,568
Sears, Roebuck & Co. ...................................................        13,200                 628,848
                                                                                                --------------
                                                                                                    19,450,416
                                                                                                --------------
DISTRIBUTORS (0.0%)
ARAMARK Corp., Class B* ................................................         9,870                 265,503
                                                                                                --------------
GENERAL MERCHANDISE STORES (1.8%)
BJ's Wholesale Club, Inc.* .............................................        16,200                 714,420
Costco Wholesale Corp.* ................................................       502,436              22,298,110
Dollar Tree Stores, Inc.* ..............................................         7,400                 228,734
Target Corp. ...........................................................        61,800               2,536,890
Wal-Mart Stores, Inc. ..................................................       318,978              18,357,184
                                                                                                --------------
                                                                                                    44,135,338
                                                                                                --------------
HOME IMPROVEMENT RETAIL (5.3%)
Home Depot, Inc. .......................................................     1,593,063              81,262,156
Lowe's Cos., Inc. ......................................................       975,048              45,251,978
                                                                                                --------------
                                                                                                   126,514,134
                                                                                                --------------
HOTELS (0.6%)
Four Seasons Hotels, Inc*# .............................................       245,200              11,465,552
Starwood Hotels & Resorts
  Worldwide, Inc. ......................................................        58,600               1,749,210
                                                                                                --------------
                                                                                                    13,214,762
                                                                                                --------------
INTERNET RETAIL (0.1%)
eBay, Inc.* ............................................................        49,500               3,311,550
                                                                                                --------------
LEISURE PRODUCTS (0.1%)
Mattel, Inc*# ..........................................................       167,600               2,882,720
                                                                                                --------------
MEDIA (4.9%)
AOL Time Warner, Inc.* .................................................       601,250              19,300,125
Charter Communications, Inc.,
  Class A*# ............................................................       753,675              12,382,880
Clear Channel Communications,
  Inc.* ................................................................       193,810               9,866,867
Comcast Corp., Class A* ................................................       941,400              33,890,400
E.W. Scripps Co. .......................................................         4,000                 264,000
Emmis Communications Corp.,
  Class A* .............................................................         7,000                 165,480
Entercom Communications
  Corp.* ...............................................................        32,600               1,630,000
Fox Entertainment Group, Inc.,
  Class A* .............................................................       144,020               3,820,851
General Motors Corp., Class H*..........................................        13,300                 205,485
Hearst-Argyle Television, Inc.* ........................................        12,400                 267,344
Hispanic Broadcasting Corp.* ...........................................        29,400                 749,700
Lee Enterprises, Inc. ..................................................         3,200                 116,384


--------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER                 VALUE
                                                                                OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
Macrovision Corp. * ....................................................        27,000          $      950,940
McClatchy Co., Class A .................................................         6,500                 305,500
McGraw-Hill Cos., Inc. .................................................        24,300               1,481,814
Meredith Corp. .........................................................        14,200                 506,230
New York Times Co., Class A ............................................        12,800                 553,600
Omnicom Group, Inc. ....................................................        21,200               1,894,220
Reed International plc .................................................        61,700                 510,830
Time Warner Telecom, Inc.,
  Class A* .............................................................       110,800               1,960,052
Tribune Co. ............................................................        30,600               1,145,358
Univision Communications, Inc.,
  Class A* .............................................................        11,600                 469,336
USA Networks, Inc.* ....................................................           600                  16,386
Viacom, Inc., Class B* .................................................       535,800              23,655,570
Westwood One, Inc.* ....................................................        16,700                 501,835
                                                                                                --------------
                                                                                                   116,611,187
                                                                                                --------------
RESTAURANTS (0.2%)
Applebee's International, Inc. .........................................         8,050                 275,310
Brinker International, Inc.* ...........................................        45,700               1,360,032
CEC Entertainment, Inc.* ...............................................        25,180               1,092,560
Darden Restaurants, Inc. ...............................................        17,000                 601,800
Jack in the Box, Inc.* .................................................         6,300                 173,502
P.F. Chang's China Bistro, Inc.*#.......................................         2,800                 132,440
Panera Bread Co., Class A * ............................................         3,600                 187,344
Sonic Corp.* ...........................................................         5,600                 201,600
Starbucks Corp.* .......................................................        37,400                 712,470
                                                                                                --------------
                                                                                                     4,737,058
                                                                                                --------------
SPECIALTY STORES (1.6%)
Barnes & Noble, Inc.* ..................................................        61,198               1,811,461
Bed Bath & Beyond, Inc.* ...............................................        87,500               2,966,250
Tiffany & Co. ..........................................................     1,055,478              33,215,893
                                                                                                --------------
                                                                                                    37,993,604
                                                                                                --------------
TEXTILES & APPAREL (0.1%)
Nike, Inc., Class B ....................................................        41,600               2,339,584
                                                                                                --------------
  TOTAL CONSUMER DISCRETIONARY..........................................                           444,620,419
                                                                                                --------------
CONSUMER STAPLES (2.3%)
BEVERAGES (0.9%)
Anheuser-Busch Cos., Inc. ..............................................        66,000               2,983,860
PepsiCo, Inc. ..........................................................       391,724              19,073,042
                                                                                                --------------
                                                                                                    22,056,902
                                                                                                --------------
DRUG RETAIL (0.1%)
Walgreen Co. ...........................................................        50,900               1,713,294
                                                                                                --------------
FOOD RETAIL (0.2%)
Kroger Co.* ............................................................       187,238               3,907,657
                                                                                                --------------
HOUSEHOLD PRODUCTS (0.7%)
Colgate-Palmolive Co. ..................................................       306,100              17,677,275
                                                                                                --------------
PERSONAL PRODUCTS (0.4%)
Avon Products, Inc. ....................................................        68,100               3,166,650
Estee Lauder Cos., Inc.,
  Class A# .............................................................        89,000               2,853,340
Gillette Co. ...........................................................        65,650               2,192,710
                                                                                                --------------
                                                                                                     8,212,700
                                                                                                --------------
  TOTAL CONSUMER STAPLES ...............................................                            53,567,828
                                                                                                --------------

EQ ADVISORS TRUST
EQ/AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER                  VALUE
                                                                                OF SHARES              (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
ENERGY (0.9%)
INTEGRATED OIL & GAS (0.1%)
TotalFinaElf S.A.* .....................................................         9,300          $    1,326,735
                                                                                                --------------
OIL & GAS DRILLING (0.2%)
GlobalSantaFe Corp. ....................................................       158,819               4,529,518
Transocean Sedco Forex, Inc. ...........................................        43,400               1,467,788
                                                                                                --------------
                                                                                                     5,997,306
                                                                                                --------------
OIL & GAS EQUIPMENT &
  SERVICES (0.4%)
Baker Hughes, Inc. .....................................................       142,100               5,182,387
BJ Services Co.* .......................................................        13,000                 421,850
Cooper Cameron Corp.* ..................................................         9,900                 399,564
Kerr-McGee Corp. .......................................................        29,200               1,600,160
Noble Drilling Corp.* ..................................................        39,437               1,342,436
                                                                                                --------------
                                                                                                     8,946,397
                                                                                                --------------
OIL & GAS EXPLORATION &
  PRODUCTION (0.2%)
Anadarko Petroleum Corp. ...............................................        38,600               2,194,410
Apache Corp. ...........................................................        56,650               2,825,702
EOG Resources, Inc. ....................................................        24,700                 966,017
                                                                                                --------------
                                                                                                     5,986,129
                                                                                                --------------
  TOTAL ENERGY .........................................................                            22,256,567
                                                                                                --------------
FINANCIALS (13.6%)
BANKS (0.5%)
Bank One Corp. .........................................................       179,100               6,993,855
First Tennessee National Corp. .........................................         5,911                 214,333
KeyCorp. ...............................................................        76,000               1,849,840
Mellon Financial Corp. .................................................        49,200               1,850,904
SouthTrust Corp. .......................................................        20,000                 493,400
                                                                                                --------------
                                                                                                    11,402,332
                                                                                                --------------
DIVERSIFIED FINANCIALS (10.2%)
American Express Co. ...................................................        34,000               1,213,460
Capital One Financial Corp. ............................................        36,400               1,963,780
Citigroup, Inc. ........................................................     1,299,708              65,609,260
Fannie Mae .............................................................       272,138              21,634,971
Freddie Mac ............................................................       689,800              45,112,920
Goldman Sachs Group, Inc. ..............................................        72,468               6,721,407
Household International, Inc. ..........................................        22,800               1,321,032
Lehman Brothers Holdings, Inc...........................................       456,166              30,471,889
MBNA Corp. .............................................................       433,100              15,245,120
Merrill Lynch & Co., Inc. ..............................................       243,546              12,693,617
Morgan Stanley Dean Witter &
  Co. ..................................................................        21,200               1,185,928
USA Education, Inc. ....................................................       502,058              42,182,913
                                                                                                --------------
                                                                                                   245,356,297
                                                                                                --------------
INSURANCE (2.9%)
Ace Ltd. ...............................................................       203,500               8,170,525
AFLAC, Inc. ............................................................       100,388               2,465,529
American International Group,
  Inc. .................................................................       359,732              28,562,721
Gallagher (Arthur J.) & Co. ............................................         4,900                 169,001
Hartford Financial Services
  Group, Inc. ..........................................................        36,400               2,287,012
Metlife, Inc. ..........................................................        73,535               2,329,589
PMI Group, Inc. ........................................................        32,400               2,171,124
Principal Financial Group *# ...........................................         4,430                 106,320
Radian Group, Inc.* ....................................................       259,070              11,127,057
Safeco Corp. ...........................................................         5,800                 180,670


----------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER                  VALUE
                                                                                OF SHARES              (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
St. Paul Cos., Inc. ....................................................       104,898          $    4,612,365
UnumProvident Corp. ....................................................        40,240               1,066,762
XL Capital Ltd. ........................................................        65,600               5,993,216
                                                                                                --------------
                                                                                                    69,241,891
                                                                                                --------------
INVESTMENT COMPANIES (0.0%)
Instinet Group, Inc.* ..................................................        50,000                 502,500
                                                                                                --------------
  TOTAL FINANCIALS .....................................................                           326,503,020
                                                                                                --------------
HEALTH CARE (23.5%)
BIOTECHNOLOGY (1.5%)
Affymetrix, Inc.* ......................................................        91,700               3,461,675
Amgen, Inc.* ...........................................................       300,000              16,932,000
Enzon, Inc.*# ..........................................................         2,300                 129,444
Genentech, Inc.* .......................................................        64,306               3,488,601
Genzyme Corp. -- General
  Division* ............................................................       115,790               6,931,189
Human Genome Sciences, Inc.* ...........................................       158,700               5,351,364
                                                                                                --------------
                                                                                                    36,294,273
                                                                                                --------------
HEALTH CARE EQUIPMENT &
  SERVICES (9.6%)
Abgenix, Inc.* .........................................................       419,700              14,118,708
Applied Biosystems Group --
  Applera Corp. ........................................................       380,710              14,950,482
Cardinal Health, Inc. ..................................................       277,400              17,936,684
Caremark Rx, Inc.*# ....................................................        59,200                 965,552
Guidant Corp.* .........................................................       124,830               6,216,534
Health Management Associates,
  Inc., Class A* .......................................................       841,100              15,476,240
Healthsouth Corp.* .....................................................       127,500               1,889,550
Laboratory Corp. of America
  Holdings*# ...........................................................        48,930               3,955,990
Lincare Holdings, Inc.* ................................................        68,200               1,953,930
Medtronic, Inc. ........................................................       134,600               6,892,866
Quest Diagnostics, Inc.* ...............................................       577,940              41,444,077
St. Jude Medical, Inc.* ................................................         2,200                 170,830
Stryker Corp. ..........................................................         5,800                 338,546
Tenet Healthcare Corp.* ................................................       987,557              57,989,347
UnitedHealth Group, Inc. ...............................................       494,784              35,015,864
Wellpoint Health Networks,
  Inc.* ................................................................        91,500              10,691,775
                                                                                                --------------
                                                                                                   230,006,975
                                                                                                --------------
PHARMACEUTICALS (12.4%)
Abbott Laboratories ....................................................       115,010               6,411,808
Allergan, Inc. .........................................................       353,381              26,521,244
Alpharma, Inc. .........................................................         4,400                 116,380
American Home Products Corp.............................................       147,570               9,054,895
Andrx Group*# ..........................................................        29,962               2,109,624
Barr Laboratories, Inc.* ...............................................        10,900                 865,024
Biovail Corp.*# ........................................................        90,020               5,063,625
Elan Corp. plc (ADR)*# .................................................        12,900                 581,274
Eli Lilly & Co. ........................................................        76,060               5,973,752
Express Scripts, Inc.* .................................................        95,400               4,460,904
Forest Laboratories, Inc.* .............................................       655,200              53,693,640
ICN Pharmaceuticals, Inc. ..............................................         5,600                 187,600
IDEC Pharmaceuticals Corp.*# ...........................................       800,000              55,144,000
IVAX Corp.*# ...........................................................        75,600               1,522,584
Johnson & Johnson ......................................................       717,682              42,415,006
Mylan Laboratories .....................................................        23,200                 870,000
Pfizer, Inc. ...........................................................     1,749,900              69,733,515
Sanofi-Synthelabo S.A. .................................................       104,900               7,818,374

EQ ADVISORS TRUST
EQ/AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001

--------------------------------------------------------------------------------
                                              NUMBER                  VALUE
                                             OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Schering-Plough Corp. ...............         60,060         $    2,150,749
Sepracor, Inc.*# ....................         10,400                593,424
Shire Pharmaceuticals Group
  plc*# .............................         10,500                384,300
Teva Pharmaceutical Industries
  Ltd. (ADR) ........................         31,390              1,934,566
Watson Pharmaceuticals, Inc.* .......          6,700                210,313
                                                             --------------
                                                                297,816,601
                                                             --------------
  TOTAL HEALTH CARE .................                           564,117,849
                                                             --------------
INDUSTRIALS (12.6%)
AEROSPACE & DEFENSE (2.1%)
General Dynamics Corp. ..............        316,884             25,236,642
Lockheed Martin Corp. ...............        530,594             24,762,822
Northrop Grumman Corp. ..............          3,700                372,997
Teledyne Technologies, Inc.* ........          9,700                158,013
                                                             --------------
                                                                 50,530,474
                                                             --------------
AIR FREIGHT & COURIERS (0.3%)
FedEx Corp.* ........................        120,764              6,265,236
United Parcel Service, Inc.,
  Class B ...........................         12,800                697,600
                                                             --------------
                                                                  6,962,836
                                                             --------------
AIRLINES (0.7%)
Southwest Airlines Co. ..............        926,598             17,123,531
                                                             --------------
BUILDING PRODUCTS (0.1%)
American Standard Cos., Inc.* .......         33,700              2,299,351
                                                             --------------
COMMERCIAL SERVICES &
  SUPPLIES (3.2%)
Automatic Data Processing, Inc.......        137,000              8,069,300
Cendant Corp.* ......................        402,100              7,885,181
CheckFree Corp.* ....................          2,300                 41,400
Concord EFS, Inc.* ..................        901,980             29,566,904
Edison Schools, Inc.*# ..............        110,000              2,161,500
First Data Corp. ....................         92,750              7,276,238
Fiserv, Inc.* .......................        186,750              7,903,260
IMS Health, Inc. ....................        257,900              5,031,629
Iron Mountain, Inc.*# ...............         27,900              1,222,020
Paychex, Inc. .......................         50,000              1,742,500
Robert Half International, Inc.*.....         65,400              1,746,180
Sabre Holdings Corp.* ...............         13,500                571,725
Viad Corp. ..........................        124,000              2,936,320
Weight Watchers International,
  Inc.* .............................            290                  9,808
                                                             --------------
                                                                 76,163,965
                                                             --------------
ELECTRICAL EQUIPMENT (0.0%)
Micrel, Inc.* .......................          5,100                133,773
                                                             --------------
INDUSTRIAL CONGLOMERATES (5.7%)
General Electric Co. ................        847,610             33,972,209
Minnesota Mining &
  Manufacturing Co. .................         22,700              2,683,367
Tyco International Ltd. .............     1 ,696,900             99,947,410
                                                             --------------
                                                                136,602,986
                                                             --------------

--------------------------------------------------------------------------------
                                              NUMBER                  VALUE
                                             OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
MACHINERY (0.5%)
Danaher Corp*# ......................       180,260          $   10,871,480
SPX Corp.* ..........................         9,200               1,259,480
                                                             --------------
                                                                 12,130,960
                                                             --------------
  TOTAL INDUSTRIALS .................                           301,947,876
                                                             --------------
INFORMATION TECHNOLOGY (23.2%)
APPLICATION SOFTWARE (1.7%)
BEA Systems, Inc.* ..................       261,500               4,027,100
Business Objects S.A. (ADR)* ........         1,200                  40,560
Cadence Design Systems, Inc.*#.......       191,450               4,196,584
Citrix Systems, Inc.*# ..............        57,900               1,312,014
Electronic Arts, Inc.* ..............       100,000               5,995,000
Mercury Interactive Corp.* ..........        12,100                 411,158
Netegrity, Inc.*# ...................        11,700                 226,512
PeopleSoft, Inc.* ...................       262,885              10,567,977
Peregrine Systems, Inc.* ............       139,000               2,061,370
Quest Software, Inc.*# ..............        54,600               1,207,206
Rational Software Corp.*# ...........       242,600               4,730,700
Siebel Systems, Inc.* ...............       115,800               3,240,084
Synopsys, Inc.*# ....................        43,880               2,591,992
Tibco Software, Inc.* ...............         5,400                  80,622
                                                             --------------
                                                                 40,688,879
                                                             --------------
COMPUTER HARDWARE (1.8%)
Dell Computer Corp.* ................       299,000               8,126,820
International Business Machines
  Corp. .............................       246,818              29,855,105
Palm, Inc.* .........................        14,800                  57,424
Sun Microsystems, Inc.* .............       430,310               5,292,813
                                                             --------------
                                                                 43,332,162
                                                             --------------
COMPUTER STORAGE &
  PERIPHERALS (0.5%)
EMC Corp.* ..........................       180,082               2,420,302
Legato Systems, Inc.* ...............        82,400               1,068,728
Lexmark International, Inc.* ........       110,010               6,490,590
Network Appliance, Inc.* ............        26,300                 575,181
StorageNetworks, Inc.* ..............        56,620                 349,912
                                                             --------------
                                                                 10,904,713
                                                             --------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (1.3%)
Celestica, Inc.* ....................        17,500                 706,825
Flextronics International Ltd.* .....       804,488              19,299,667
Intersil Corp., Class A*# ...........        66,410               2,141,723
PerkinElmer, Inc. ...................         5,600                 196,112
Sanmina-SCI Corp.* ..................       239,900               4,774,010
Symbol Technologies, Inc. ...........        11,200                 177,856
Tandberg ASA* .......................        10,300                 229,391
Tektronix, Inc. .....................       121,300               3,127,114
Waters Corp.* .......................        10,800                 418,500
                                                             --------------
                                                                 31,071,198
                                                             --------------
INTERNET SOFTWARE & SERVICES (1.0%)
Affiliated Computer Services,
  Inc., Class A*# ...................        66,710               7,079,932
Akamai Technologies, Inc.* ..........        68,900                 409,266

EQ ADVISORS TRUST
EQ/AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001

--------------------------------------------------------------------------------
                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Check Point Software
  Technologies Ltd.*# ...............       190,500          $   7,599,045
Openwave Systems, Inc.* .............        46,500                455,235
Riverstone Networks, Inc.* ..........        91,557              1,519,846
SonicWall, Inc.* ....................         9,800                190,512
VeriSign, Inc.*# ....................       163,883              6,234,109
webMethods, Inc.*# ..................        28,390                475,817
                                                             -------------
                                                                23,963,762
                                                             -------------
IT CONSULTING & SERVICES (0.8%)
Accenture Ltd.* .....................        38,000              1,022,960
BISYS Group, Inc. (The)* ............        96,900              6,200,631
Electronic Data Systems Corp. .......       106,100              7,273,155
Netscreen Technologies, Inc.* .......           190                  4,205
Sungard Data Systems, Inc.* .........       186,940              5,408,174
                                                             -------------
                                                                19,909,125
                                                             -------------
NETWORKING EQUIPMENT (1.9%)
Cisco Systems, Inc.* ................     2,038,738             36,921,545
Enterasys Networks, Inc.* ...........       216,400              1,915,140
Juniper Networks, Inc.*# ............       391,800              7,424,610
                                                             -------------
                                                                46,261,295
                                                             -------------
OFFICE ELECTRONICS (0.2%)
DST Systems, Inc.* ..................        96,100              4,790,585
                                                             -------------
SEMICONDUCTOR EQUIPMENT (2.2%)
Alpha Industries, Inc.* .............        21,500                468,700
Applied Materials, Inc.* ............     1,147,892             46,030,469
GlobespanVirata, Inc. * .............        29,100                376,845
Novellus Systems, Inc.* .............        41,766              1,647,669
QLogic Corp.* .......................        72,010              3,205,165
                                                             -------------
                                                                51,728,848
                                                             -------------
SEMICONDUCTORS (5.4%)
Altera Corp.* .......................       658,540             13,974,219
Analog Devices, Inc.* ...............       190,730              8,466,504
Intel Corp. .........................       330,500             10,394,225
Maxim Integrated Products* ..........        64,200              3,371,142
Microchip Technology, Inc.* .........         7,200                278,928
Micron Technology, Inc.* ............       260,620              8,079,220
STMicroelectronics N.V. (New
  York Shares)# .....................       151,160              4,787,237
Taiwan Semiconductor
  Manufacturing Co., Ltd.
  (ADR)*# ...........................     2,700,000             46,359,000
Texas Instruments, Inc. .............     1,118,730             31,324,440
Xilinx, Inc.* .......................        74,156              2,895,792
Zarlink Semiconductor, Inc*# ........        47,800                537,750
                                                             -------------
                                                               130,468,457
                                                             -------------
SYSTEMS SOFTWARE (4.2%)
Adobe Systems, Inc. .................        66,858              2,075,941
BMC Software, Inc.* .................         4,600                 75,302
Computer Associates
  International, Inc. ...............        83,600              2,883,364
CSG System International, Inc.*......         5,600                226,520
McData Corp.* .......................        40,900              1,002,050
Microsoft Corp.* ....................       955,728             63,316,980
Oracle Corp.* .......................       618,049              8,535,257
VERITAS Software Corp.* .............       501,770             22,494,349
                                                             -------------
                                                               100,609,763
                                                             -------------


--------------------------------------------------------------------------------
                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS
  EQUIPMENT (2.2%)
CIENA Corp.* ........................       150,768          $   2,157,490
Global TeleSystems Group, Inc.*......     1,063,000                     --
JDS Uniphase Corp.* .................       549,200              4,767,056
Lucent Technologies, Inc. ...........       956,000              6,013,240
Nokia OYJ (ADR) .....................       657,865             16,137,428
Powerwave Technologies, Inc.* .......         8,000                138,240
QUALCOMM, Inc.* .....................       446,748             22,560,774
Tekelec*# ...........................        69,900              1,265,889
                                                             -------------
                                                                53,040,117
                                                             -------------
  TOTAL INFORMATION TECHNOLOGY.......                          556,768,904
                                                             -------------
MATERIALS (0.2%)
CONTAINERS & PACKAGING (0.1%)
Smurfit-Stone Container Corp.* ......        50,000                798,500
                                                             -------------
PAPER & FOREST PRODUCTS (0.1%)
International Paper Co. .............        70,400              2,840,640
                                                             -------------
  TOTAL MATERIALS ...................                            3,639,140
                                                             -------------
TELECOMMUNICATION SERVICES (2.5%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (1.1%)
Advanced Fibre
  Communications, Inc.* .............        21,020                371,424
Amdocs Ltd.*# .......................       170,600              5,795,282
American Tower Corp.,
  Class A*# .........................       212,600              2,013,322
Comverse Technology, Inc.* ..........       229,274              5,128,859
Crown Castle International
  Corp.*# ...........................        50,400                538,272
EchoStar Communications Corp.,
  Class A*# .........................       336,000              9,229,920
Extreme Networks*# ..................        40,900                527,610
L-3 Communications Holdings,
  Inc.* .............................         4,400                396,000
Qwest Communications
  International, Inc. ...............       118,100              1,668,753
                                                             -------------
                                                                25,669,442
                                                             -------------
TELECOMMUNICATIONS
  EQUIPMENT (0.0%)
Motorola, Inc. ......................        35,980                540,419
                                                             -------------
WIRELESS TELECOMMUNICATION
  SERVICES (1.4%)
AT&T Wireless Services, Inc.* .......       609,550              8,759,234
Nextel Partners, Inc., Class A*#.....        53,500                642,000
Sprint Corp. (PCS Group)*# ..........       933,692             22,791,422
Vodafone Group plc (ADR)# ...........        90,636              2,327,532
                                                             -------------
                                                                34,520,188
                                                             -------------
  TOTAL TELECOMMUNICATION
     SERVICES .......................                           60,730,049
                                                             -------------
UTILITIES (0.6%)
ELECTRIC UTILITIES (0.1%)
AES Corp.* ..........................        90,275              1,475,996
Pinnacle West Capital Corp. .........        32,800              1,372,680
                                                             -------------
                                                                 2,848,676
                                                             -------------
GAS UTILITIES (0.2%)
EL Paso Corp. .......................       122,268              5,454,376
                                                             -------------

EQ ADVISORS TRUST
EQ/AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001

-------------------------------------------------------------------------------
                                                  NUMBER           VALUE
                                                OF SHARES        (NOTE 1)
-------------------------------------------------------------------------------
MULTI -- UTILITIES (0.3%)
Calpine Corp.*# ............................      44,124      $      740,842
Dynegy, Inc., Class A ......................     195,905           4,995,577
                                                              --------------
                                                                   5,736,419
                                                              --------------
  TOTAL UTILITIES ..........................                      14,039,471
                                                              --------------
TOTAL COMMON STOCKS (97.9%)
  (Cost $2,339,022,731).....................                   2,348,191,123
                                                              --------------
PREFERRED STOCKS:
HEALTH CARE (0.0%)
HEALTH CARE EQUIPMENT &
  SERVICES (0.0%)
Fresenius Medical Care AG
  (Cost $432,756)...........................       9,500             438,011
                                                              --------------

                                                PRINCIPAL
                                                  AMOUNT
                                                  ------

SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCY (0.3%)
Federal Home Loan Mortgage
  Corp. (Discount Note) 1/2/02 .............   $7,900,000          7,899,686
                                                                   ---------

---------------------------------------------------------------------
                                       Principal          Value
                                        Amount          (Note 1)
---------------------------------------------------------------------
TIME DEPOSIT (3.0%)
JPMorgan Chase Nassau,
  1.02%, 1/2/02 ................... $72,552,512      $   72,552,512
                                                     --------------
TOTAL SHORT-TERM DEBT
  SECURITIES (3.3%)
  (Amortized Cost $80,452,198).....                      80,452,198
                                                     --------------
TOTAL INVESTMENTS (101.2%)
  (Cost/Amortized Cost $2,419,907,685)                2,429,081,332

OTHER ASSETS
  LESS LIABILITIES (-1.2%) ........                     (29,574,360)
                                                     --------------
NET ASSETS (100%) .................                  $2,399,506,972
                                                     ==============

----------
*  Non-income producing.
#  All, or a portion of security out on loan (Note 1).
   Glossary:
   ADR--American Depositary Receipt.



--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2001, were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $ 5,103,282,413

NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      4,693,544,707


As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........     $  190,384,508
Aggregate gross unrealized depreciation .........       (323,647,075)
                                                      --------------
Net unrealized depreciation .....................     $ (133,262,567)
                                                      ==============
Federal income tax cost of investments ..........     $2,562,343,899
                                                      ==============

At December 31, 2001, the Portfolio had loaned securities with a total value of $221,895,220 which was secured by collateral of $229,825,900.

For the year ended December 31, 2001, the Portfolio incurred approximately $279,411 and $158,244 as brokerage commissions with Montgomery Securities and Bernstein (Sanford C.) & Co., Inc, respectively, both affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $767,346,762 which expires in the year 2009.


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001

--------------------------------------------------------------------------------
                                            NUMBER                 VALUE
                                           OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (15.3%)
APPAREL RETAIL (0.0%)
Limited, Inc. ........................        9,650           $       142,048
                                                              ---------------
HOME IMPROVEMENT RETAIL (1.4%)
Home Depot, Inc.(a) ..................    3,091,000               157,671,910
                                                              ---------------
MEDIA (13.9%)
Adelphia Communications Corp.,
  Class A*#(a) .......................    7,538,900               235,062,902
AOL Time Warner, Inc.*(a) ............    3,620,000               116,202,000
Liberty Media Corp., Class A* ........   37,457,904               524,410,656
Cablevision Systems Corp.,
  Class A*(a) ........................    3,275,000               155,398,750
Comcast Corp., Class A*(a) ...........    7,373,600               265,449,600
News Corp. Ltd. (ADR) (Berlin
  Exchange)#(a) ......................      719,478                19,037,388
News Corp., Ltd. (ADR) (New
  York Exchange)#(a) .................    2,935,500                93,378,255
UnitedGlobalCom, Inc.,
  Class A*# ..........................    2,730,032                13,650,160
Viacom, Inc., Class B*(a) ............    3,612,600               159,496,290
                                                              ---------------
                                                                1,582,086,001
                                                              ---------------
  TOTAL CONSUMER DISCRETIONARY........                          1,739,899,959
                                                              ---------------
CONSUMER STAPLES (1.8%)
FOOD PRODUCTS (0.9%)
Philip Morris Cos., Inc. .............    2,340,200               107,298,170
                                                              ---------------
FOOD RETAIL (0.9%)
Kroger Co.* ..........................    4,515,000                94,228,050
Safeway, Inc.* .......................      140,000                 5,845,000
                                                              ---------------
                                                                  100,073,050
                                                              ---------------
  TOTAL CONSUMER STAPLES .............                            207,371,220
                                                              ---------------
ENERGY (4.8%)
INTEGRATED OIL & GAS (2.0%)
BP plc ...............................   27,607,616               214,134,332
TotalFinaElf S.A. (ADR)# .............      158,850                11,157,624
                                                              ---------------
                                                                  225,291,956
                                                              ---------------
OIL & GAS DRILLING (1.3%)
GlobalSantaFe Corp. (Berlin
  Exchange) ..........................    1,834,000                52,305,680
Transocean Sedco Forex, Inc. .........    3,065,800               103,685,356
                                                              ---------------
                                                                  155,991,036
                                                              ---------------
OIL & GAS EQUIPMENT &
  SERVICES (0.5%)
Baker Hughes, Inc. ...................    1,650,000                60,175,500
                                                              ---------------
OIL & GAS EXPLORATION &
  PRODUCTION (1.0%)
Apache Corp. .........................    2,223,100               110,888,228
                                                              ---------------
TOTAL ENERGY .........................                            552,346,720
                                                              ---------------
FINANCIALS (27.5%)
BANKS (5.2%)
Bank of America Corp. ................    8,495,700               534,804,315
Bank One Corp. .......................    1,500,000                58,575,000
                                                              ---------------
                                                                  593,379,315
                                                              ---------------
DIVERSIFIED FINANCIALS (13.4%)
Citigroup, Inc. ......................   14,652,870               739,676,878
Household International Corp. ........      248,400                14,392,296

--------------------------------------------------------------------------------
                                           NUMBER                 VALUE
                                          OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
JP Morgan Chase & Co. ................    8,897,254           $   323,415,183
MBNA Corp. ...........................   12,896,187               453,945,782
                                                              ---------------
                                                                1,531,430,139
                                                              ---------------
INSURANCE (8.7%)
AFLAC, Inc.(a) .......................    4,149,400               101,909,264
American International Group,
  Inc. ...............................    7,643,210               606,870,874
Loews Corp. ..........................    1,907,000               105,609,660
PMI Group, Inc.## ....................    2,399,000               160,756,990
Principal Financial Group*# ..........      640,400                15,369,600
                                                              ---------------
                                                                  990,516,388
                                                              ---------------
REAL ESTATE (0.2%)
Simon Property Group, Inc. ...........       68,000                 1,994,470
Macerich Co. .........................      672,500                17,888,500
                                                              ---------------
                                                                   19,882,970
                                                              ---------------
  TOTAL FINANCIALS ...................                          3,135,208,812
                                                              ---------------
HEALTH CARE (7.7%)
BIOTECHNOLOGY (0.2%)
Human Genome Sciences,
  Inc.*(a) ...........................      850,000                28,662,000
                                                              ---------------
HEALTH CARE EQUIPMENT &
  SERVICES (3.0%)
Anthem, Inc.* ........................      357,700                17,706,150
Cardinal Health, Inc. ................    3,063,100               198,060,046
Guidant Corp.*#(a) ...................      735,000                36,603,000
Medtronic, Inc.# .....................      455,600                23,331,276
Wellpoint Health Networks,
  Inc.* ..............................      544,000                63,566,400
                                                              ---------------
                                                                  339,266,872
                                                              ---------------
PHARMACEUTICALS (4.5%)
Bristol-Myers Squibb Co. .............    1,953,000                99,603,000
Merck & Co., Inc. ....................    1,274,400                74,934,720
Pfizer, Inc. .........................    2,450,000                97,632,500
Pharmacia Corp. ......................    3,318,900               141,551,085
Schering-Plough Corp.(a) .............    2,846,000               101,915,260
                                                              ---------------
                                                                  515,636,565
                                                              ---------------
  TOTAL HEALTH CARE ..................                            883,565,437
                                                              ---------------
INDUSTRIALS (11.9%)
AEROSPACE & DEFENSE (0.8%)
Honeywell International, Inc. (a).....    2,593,750                87,720,625
                                                              ---------------
AIRLINES (0.4%) ......................
Continental Airlines, Inc.,
  Class B* ...........................    1,637,300                42,913,633
                                                              ---------------
COMMERCIAL SERVICES & SUPPLIES
  (5.0%)
Arbitron, Inc.* ......................    1,675,080                57,203,982
Cendant Corp.*#(a) ...................    8,890,383               174,340,411
Ceridian Corp.*##(a) .................    5,795,400               108,663,750
IMS Health, Inc.(a) ..................   12,128,000               236,617,280
                                                              ---------------
                                                                  576,825,423
                                                              ---------------
INDUSTRIAL CONGLOMERATES (5.7%)
General Electric Co.(a) ..............   11,950,000               478,956,000
Tyco International Ltd.(a) ...........    2,973,617               175,146,041
                                                              ---------------
                                                                  654,102,041
                                                              ---------------
  TOTAL INDUSTRIALS ..................                          1,361,561,722
                                                              ---------------

EQ ADVISORS TRUST
EQ/ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001

--------------------------------------------------------------------------------
                                          NUMBER                 VALUE
                                         OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (11.0%)
COMPUTER HARDWARE (2.2%)
International Business Machines
  Corp.(a) ..........................     2,040,100           $   246,770,496
                                                              ---------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (4.6%)
Flextronics International Ltd.* .....     9,750,200               233,907,298
Sanmina-SCI Corp.#*##(a) ............    13,712,724               272,883,208
Solectron Corp.*(a) .................     1,461,400                16,484,592
                                                              ---------------
                                                                  523,275,098
                                                              ---------------
IT CONSULTING & SERVICES (0.8%)
Electronic Data Systems Corp. .......     1,360,000                93,228,000
                                                              ---------------
SEMICONDUCTORS (0.0%)
Micron Technology, Inc.* ............        13,000                   403,000
Texas Instruments, Inc. .............       120,000                 3,360,000
                                                              ---------------
                                                                    3,763,000
                                                              ---------------
SYSTEMS SOFTWARE (1.8%)
Microsoft Corp.*(a) .................     3,065,000               203,056,250
                                                              ---------------
TELECOMMUNICATIONS
  EQUIPMENT (1.6%)
General Motors Corp., Class
  H*(a) .............................     6,862,100               106,019,445
JDS Uniphase Corp.*(a) ..............     2,149,900                18,661,132
Loral Space &
  Communications*## # ...............    19,061,000                56,992,390
Lucent Technologies, Inc. ...........       450,000                 2,830,500
                                                              ---------------
                                                                  184,503,467
                                                              ---------------
TOTAL INFORMATION TECHNOLOGY ........                           1,254,596,311
                                                              ---------------
TELECOMMUNICATION SERVICES (13.2%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (0.9%)
Comverse Technology, Inc.*(a) .......       900,000                20,133,000
NTL, Inc.*# .........................    15,312,175                14,393,444
Qwest Communications
  International, Inc.(a) ............     3,687,497                52,104,333
Sprint Corp. (FON Group)(a) .........       300,000                 6,024,000
WorldCom, Inc. -- WorldCom
  Group*(a) .........................       335,222                 4,719,926
                                                              ---------------
                                                                   97,374,703
                                                              ---------------
WIRELESS TELECOMMUNICATION
  SERVICES (12.3%)
AT&T Wireless Services,
  Inc. *#(a) ........................    26,407,728               379,479,051
Millicom International Cellular
  S.A.* .............................     2,035,600                24,732,540
Nextel Communications, Inc.,
  Class A*#(a) ......................    11,564,400               126,745,824
Sprint Corp. (PCS Group)*#(a) .......     8,850,000               216,028,500
Vodafone Group plc ..................   251,709,181               657,179,634
                                                              ---------------
                                                                1,404,165,549
                                                              ---------------
TOTAL TELECOMMUNICATION
  SERVICES ..........................                           1,501,540,252
                                                              ---------------
TOTAL COMMON STOCKS (93.2%)
  (Cost $11,554,362,122).............                          10,636,090,433
                                                              ---------------

--------------------------------------------------------------------------------
                                           NUMBER                 VALUE
                                          OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
PREFERRED STOCKS:
CONSUMER DISCRETIONARY (0.0%)
MEDIA (0.0%)
Adelphia Communications Corp.........        14,900           $     1,523,525
UnitedGlobalCom, Inc.,
  Series C* .........................       419,900                 3,201,738
                                                              ---------------
TOTAL PREFERRED STOCKS (0.0%)
  (Cost $11,650,573).................                               4,725,263
                                                              ---------------
CONVERTIBLE PREFERRED
  STOCKS:
CONSUMER DISCRETIONARY (0.2%)
MEDIA (0.2%)
MediaOne Group, Inc. ................       650,000                17,647,500
United Pan Europe
  Communication N.V.**++ ............     1,351,000                 6,755,000
                                                              ---------------
TOTAL CONSUMER DISCRETIONARY ........                              24,402,500
                                                              ---------------
INFORMATION TECHNOLOGY (0.1%)
TELECOMMUNICATIONS
  EQUIPMENT (0.1%)
Loral Space & Communications,
  Series D (S) # ....................       500,000                 7,062,500
                                                              ---------------
TOTAL CONVERTIBLE PREFERRED
  STOCKS (0.3%)
  (Cost $187,551,380)................                              31,465,000
                                                              ---------------
                                         PRINCIPAL
                                          AMOUNT
                                        ----------
CONVERTIBLE BONDS:
FINANCIALS (0.3%)
DIVERSIFIED FINANCIALS (0.3%)
Verizon Global Funding Corp. (S)
  4.25%, 9/15/05 ....................   $40,000,000                39,800,000
                                                              ---------------
HEALTH CARE (0.2%)
HEALTH CARE EQUIPMENT &
  SERVICES (0.2%)
Wellpoint Health Network, Inc.
  (Zero Coupon) 7/2/19 ..............    20,825,000                17,571,094
                                                              ---------------
TELECOMMUNICATION SERVICES (0.1%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (0.0%)
NTL, Inc. 7.00%, 12/15/08 ...........    18,980,000                 1,779,375
WIRELESS TELECOMMUNICATION
  SERVICES (0.1%)
Nextel Communications, Inc. (S)
  4.75%, 7/1/07 .....................     6,500,000                 4,940,000
                                                              ---------------
  TOTAL TELECOMMUNICATION
     SERVICES .......................                               6,719,375
                                                              ---------------
TOTAL CONVERTIBLE BONDS (0.6%)
  (Cost/Amortized Cost
     $85,988,227)....................                              64,090,469
                                                              ---------------

EQ ADVISORS TRUST
EQ/ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001

----------------------------------------------------------------------
                                          PRINCIPAL           VALUE
                                           AMOUNT            (NOTE 1)
----------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.0%)
AWB Finance Ltd. 2.00%,
  1/10/02 ..........................   $50,000,000      $   49,975,000
Montauk Funding Corp. 8.00%,
  1/4/02 ...........................    60,000,000          59,990,000
                                                        --------------
  TOTAL COMMERCIAL PAPER ...........                       109,965,000
                                                        --------------
TIME DEPOSIT (3.9%) ................
Societe General 1.00%, 1/2/02 ......   445,000,000         445,000,000
                                                        --------------
U.S. GOVERNMENT AGENCIES (2.5%)
Federal Home Loan Mortgage
  Corp.
  (Discount Note) 1/2/02 ...........   255,375,000         255,364,570
  (Discount Note) 2/20/02 ..........    33,705,000          33,602,958
                                                        --------------
  TOTAL U.S. GOVERNMENT
     AGENCIES ......................                       288,967,528
                                                        --------------
TOTAL SHORT-TERM DEBT
  SECURITIES (7.4%)
  (Amortized Cost $843,932,528).....                       843,932,528
                                                        --------------
TOTAL INVESTMENTS BEFORE CALL
  OPTIONS WRITTEN (101.5%)
  (Cost/Amortized Cost
     $12,683,484,830)...............                    11,580,303,693
                                                        --------------

                                         NUMBER OF
                                       CONTRACTS (B)
                                       --------------
CALL OPTIONS WRITTEN*(c):
AFLAC, Inc.
  January @ $26.00..................      1,500         $       (9,000)
                                                        --------------
AOL Time Warner, Inc.
  January @ $36.90..................      5,000                (30,000)
  January @ $37.65..................      5,000                (11,750)
  January @ $38.25..................      5,000                (24,750)
  February @ $32.25.................      3,000               (620,040)
  February @ $32.75.................      5,000               (925,000)
  February @ $32.93.................      5,000               (996,800)
                                                        --------------
                                                            (2,608,340)
                                                        --------------
Liberty Media Group, Class A
  January @ $14.80..................      5,000               (150,900)
  January @ $14.95..................     10,000               (584,300)
                                                        --------------
                                                              (735,200)
                                                        --------------
AT&T Wireless Services, Inc.
  January @ $14.20..................      5,000               (277,750)
  January @ $14.45..................     10,000               (180,000)
  January @ $14.70..................     10,000               (187,100)
  January @ $14.85..................     10,000               (185,000)
  January @ $14.90..................      5,000               (252,800)
  January @ $15.28..................      5,000               (124,350)
  January @ $15.61..................      5,000               (176,050)
  January @ $15.75..................      5,000                (32,900)
  January @ $16.00..................     10,000                (48,800)
  February @ $13.00.................      5,000               (856,100)
  February @ $13.30.................      5,000               (782,250)
  February @ $13.42.................      5,000               (721,300)

                                        NUMBER OF           VALUE
                                      CONTRACTS (B)        (NOTE 1)
                                     ---------------   ----------------
  February @ $13.52.................      4,000        $       (528,640)
  February @ $13.96.................      5,000                (604,600)
  February @ $14.24.................      1,000                 (77,570)
  February @ $14.60.................      5,000                (356,800)
                                                       ----------------
                                                             (5,392,010)
                                                       ----------------
Adelphia Communications Corp.
  February @ $29.49.................      3,500              (1,165,535)
  February @ $30.00.................        500                (138,620)
  February @ $30.13.................      3,500              (1,013,040)
  February @ $30.40.................      2,000                (554,472)
                                                       ----------------
                                                             (2,871,667)
                                                       ----------------
Cablevision Systems Corp.,
  Class A
  January @ $41.00..................      3,000              (2,061,000)
  February @ $42.95.................      3,000              (1,575,360)
  February @ $43.40.................      3,000              (1,468,200)
                                                       ----------------
                                                             (5,104,560)
                                                       ----------------
Cendant Corp.
  January @ $13.58..................      5,000              (3,015,200)
  January @ $14.06..................      5,000              (2,776,850)
  January @ $14.35..................      5,000              (2,634,150)
  January @ $15.75..................      5,000              (1,968,900)
  January @ $15.80..................      5,000              (1,912,000)
  January @ $16.00..................      5,000              (1,845,000)
  January @ $18.70..................      5,000                (695,450)
  January @ $19.50..................      5,000                (494,550)
  February @ $19.05.................      5,000                (655,750)
                                                       ----------------
                                                            (15,997,850)
                                                       ----------------
Ceridian Corp.
  February @ $19.00.................      3,300                (351,948)
                                                       ----------------
Comcast Corp., Class A
  January @ $36.95..................      3,000                 (26,700)
  January @ $38.77..................      3,000                    (840)
  February @ $35.70.................      6,000              (1,227,360)
  March @ $36.44....................      3,000                (493,920)
                                                       ----------------
                                                             (1,748,820)
                                                       ----------------
Comverse Technology, Inc.
  January @ $22.69..................      3,000                (302,100)
  February @ $19.50.................      3,000              (1,203,600)
  February @ $20.80.................      3,000              (1,026,510)
                                                       ----------------
                                                             (2,532,210)
                                                       ----------------
General Electric Co.
  February @ $39.95.................      2,500                (566,350)
  February @ $40.68.................      5,000                (872,550)
  February @ $40.80.................      2,500                (468,775)
  February @ $41.05.................      2,500                (460,450)
                                                       ----------------
                                                             (2,368,125)
                                                       ----------------
General Motors Corp., Class H
  January @ $13.33..................      5,000              (1,060,600)
  January @ $13.82..................      5,000                (885,000)
  January @ $13.91..................      5,000                (782,200)
  January @ $14.00..................      5,000                (730,650)
  January @ $14.01..................      5,000                (907,850)

EQ ADVISORS TRUST
EQ/ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001


--------------------------------------------------------------------------------
                                 NUMBER OF              VALUE
                               CONTRACTS (B)           (NOTE 1)
--------------------------------------------------------------------------------
  January @ $14.10.............     5,000           $     (783,350)
  January @ $14.35.............     5,000                 (599,100)
  January @ $14.36.............     5,000                 (650,750)
  January @ $14.52.............     5,000                 (603,300)
  January @ $14.65.............     5,000                 (526,850)
  February @ $14.13............     5,000                 (829,450)
  February @ $15.30............     5,000                 (501,900)
                                                    --------------
                                                        (8,861,000)
                                                    --------------
Guidant Corp.
  January @ $49.13.............     2,000                 (585,160)
  January @ $50.35.............     2,000                 (353,400)
                                                    --------------
                                                          (938,560)
                                                    --------------
Home Depot, Inc.
  January @ $45.99.............     3,000               (1,593,000)
  February @ $50.34............     5,000               (1,496,700)
                                                    --------------
                                                        (3,089,700)
                                                    --------------
Honeywell International, Inc.
  January @ $30.24.............     5,000               (1,813,500)
  January @ $30.95.............     5,000               (1,493,900)
  January @ $31.15.............     5,000               (1,390,850)
  January @ $31.60.............     5,000               (1,305,950)
  January @ $33.75.............     5,000                 (967,400)
                                                    --------------
                                                        (6,971,600)
                                                    --------------
Human Genome Sciences, Inc.
  January @ $41.30.............     1,000                  (20,590)
  January @ $46.10.............     1,000                   (5,000)
  February @ $35.99............     2,500               (1,050,000)
                                                    --------------
                                                        (1,075,590)
                                                    --------------
IMS Health, Inc.
  January @ $20.03.............     5,000                 (235,950)
  January @ $20.06.............     5,000                 (300,500)
                                                    --------------
                                                          (536,450)
                                                    --------------
International Business Machines
  Corp.
  January @ $108.19............     1,000               (1,278,770)
  February @ $123.10...........     2,000               (1,056,000)
                                                    --------------
                                                        (2,334,770)
                                                    --------------
JDS Uniphase Corp.
  January @ $8.85..............    15,000                 (364,500)
  January @ $8.96..............     6,000                  (76,140)
                                                    --------------
                                                          (440,640)
                                                    --------------
Microsoft Corp.
  February @ $68.40............     2,500                 (554,325)
                                                    --------------
News Corp., Ltd. (ADR)
  (New York Exchange)
  January @ $29.72.............     4,000                 (878,480)
  January @ $31.00.............     4,000                 (429,880)
  January @ $31.59.............     4,000                 (569,200)
  January @ $31.80.............     4,000                 (325,320)
  January @ $30.95.............     4,000                 (482,120)
  January @ $32.02.............     4,000                 (259,640)
                                                    --------------
                                                        (2,944,640)
                                                    --------------
Nextel Communications, Inc.,
  Class A
  January @ $9.90..............    20,000               (2,680,400)

--------------------------------------------------------------------------------
                                 NUMBER OF              VALUE
                               CONTRACTS (B)           (NOTE 1)
--------------------------------------------------------------------------------
  January @ $10.80.............   20,000            $   (1,796,600)
  January @ $11.00.............   20,000                (1,545,000)
  January @ $11.50.............   20,000                (1,283,400)
  January @ $11.93.............   20,000                  (914,800)
  February @ $10.70............   15,000                (1,765,350)
                                                    --------------
                                                        (9,985,550)
                                                    --------------
Qwest Communications
  International, Inc.
  January @ $12.01.............    5,000                (1,080,800)
  January @ $12.80.............    5,000                  (715,000)
  January @ $16.30.............    4,500                    (1,125)
  February @ $11.78............    5,000                (1,291,100)
  February @ $13.40............    5,000                  (758,000)
  February @ $14.01............    3,500                  (452,095)
                                                    --------------
                                                        (4,298,120)
                                                    --------------
Sanmina-SCI Corp.
  January @ $18.64.............    2,720                  (465,120)
  January @ $19.85.............    2,720                  (358,523)
  January @ $21.02.............    2,720                  (236,504)
  January @ $21.82.............    3,000                  (269,760)
  January @ $23.57.............    4,080                  (143,657)
  January @ $23.77.............    4,080                  (102,000)
  February @ $20.21............    3,000                  (493,320)
  February @ $20.38............    3,400                  (558,076)
                                                    --------------
                                                        (2,626,960)
                                                    --------------
Solectron Corp.
  January @ $13.80.............    3,000                   (19,500)
  February @ $10.25............    3,000                  (503,190)
  February @ $10.90............    2,500                  (316,475)
  February @ $14.50............    3,000                   (58,440)
                                                    --------------
                                                          (897,605)
                                                    --------------
Sprint Corp. (PCS Group)
  January @ $25.02.............    3,500                  (222,215)
  January @ $27.02.............    5,000                   (30,300)
  February @ $19.25............    3,000                  (391,590)
                                                    --------------
                                                          (644,105)
                                                    --------------
Tyco International Ltd.
  January @ $53.20.............    3,500                (2,185,470)
  January @ $54.01.............    3,500                (1,731,905)
  January @ $56.30.............    3,500                (1,011,185)
  February @ $58.95............    3,500                  (801,500)
  February @ $59.20............    3,500                (1,011,500)
                                                    --------------
                                                        (6,741,560)
                                                    --------------
Viacom, Inc., Class B
  January @ $37.40.............    3,000                (2,026,170)
  January @ $39.60.............    3,000                (1,381,110)
  January @ $44.15.............    1,500                  (166,500)
  January @ $44.54.............    1,500                  (204,690)
  February @ $45.10............    6,000                (1,290,000)
                                                    --------------
                                                        (5,068,470)
                                                    --------------
WorldCom, Inc. -- WorldCom
  Group
  February @ $15.72............    3,000                   (72,690)
                                                    --------------
Vodafone Group plc
  January @ $1.70..............   50,000                  (696,474)
  January @ $1.73..............   50,000                  (636,921)
  January @ $1.77..............   50,000                  (374,019)

EQ ADVISORS TRUST
EQ/ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001

--------------------------------------------------------------------------------
                                        NUMBER OF           VALUE
                                      CONTRACTS (B)        (NOTE 1)
--------------------------------------------------------------------------------
  January @ $1.78...................    50,000         $     (598,430)
  January @ $1.80...................    50,000               (543,235)
  January @ $1.83...................    50,000               (477,146)
  January @ $1.85...................   100,000               (267,986)
  January @ $1.86...................   100,000               (348,600)
  January @ $1.90...................    50,000               (286,869)
  January @ $1.92...................    50,000                     --
  January @ $1.93...................    50,000                     --
  February @ $1.76..................    50,000               (508,375)
  February @ $1.77..................    50,000               (435,750)
  February @ $1.81..................   150,000               (626,028)
  February @ $1.82..................    50,000                 (5,083)
                                                       ---------------
                                                           (5,804,916)
                                                       ---------------
Flextronics International Ltd.

--------------------------------------------------------------------------------
                                        NUMBER OF           VALUE
                                      CONTRACTS (B)        (NOTE 1)
--------------------------------------------------------------------------------
  January @ $23.81..................     5,000        $      (581,500)
  February @ $24.51.................     2,500               (574,600)
  February @ $25.20.................     2,500               (432,625)
                                                      ----------------
                                                           (1,588,725)
                                                      ----------------
TOTAL CALL OPTIONS WRITTEN (-0.9%)
  (Cost --$116,408,161) (Note 1)                         (105,195,706)
                                                      ----------------
TOTAL INVESTMENTS AFTER CALL
  OPTIONS WRITTEN (100.6%) .........                   11,475,107,987
  (Cost/Amortized Cost
$12,567,076,669)
OTHER ASSETS
  LESS LIABILITIES (-0.6%) .........                      (66,087,448)
                                                      ----------------
NET ASSETS (100%) ..................                  $11,409,020,539
                                                      ================

----------
*     Non-income producing.

** At December 31, 2001, the Portfolio held a restricted security amounting to 0.06% of net assets. The Portfolio will not bear any cost, including those involved in registration under the Securities Act of 1933, in connection with the disposition of the security.

                                      DATE OF        UNIT      VALUATION AS OF
            DESCRIPTION             ACQUISITION      COST     DECEMBER 31, 2001
---------------------------------- ------------- ----------- ------------------
   United Pan Europe Communication
     N.V. (Conv. Pref.) ..........   11/29/00    $ 98.33     $ 5.00

##   Affiliated company as defined under the Investment Company Act of 1940 (See
     Note 6)

++ Securities (totaling $6,755,000 or 0.06% of net assets) valued at fair value.

#    All, or a portion of security out on loan (Note 1).

(S) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may only be resold to qualified institutional buyers. At December 31, 2001, these securities amounted to $51,802,500 or 0.45% of net assets.

(a) Fully or partially pledged as collateral on outstanding written call options.

(b)  One contract relates to 100 shares.

(c)  Covered call option contracts written in connection with securities held.

     Glossary:

     ADR--American Depositary Receipt

EQ ADVISORS TRUST
EQ/ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001

--------------------------------------------------------------------------------
Investments in companies which were affiliates for the year ended December 31, 2001, were as follows:


                                      MARKET VALUE       PURCHASES         SALES         MARKET VALUE     DIVIDEND      REALIZED
SECURITIES                         DECEMBER 31, 2000      AT COST         AT COST     DECEMBER 31, 2001    INCOME      GAIN (LOSS)
--------------------------------- ------------------- --------------- -------------- ------------------- ---------- ----------------
Ceridian Corp. ..................     $192,903,288     $152,250,900    $ 50,761,965      $108,663,750           --    $ (2,482,607)
Loral Space & Communications.....       61,713,188               --       9,094,823        56,992,390           --      (8,594,098)
PMI Group, Inc. .................      164,352,019               --         943,139       160,756,990     $287,880         506,877
Sanmina-SCI Corp. ...............      283,093,425        3,834,000     281,391,815       272,883,208           --              --
                                      ------------                                       ------------     --------    ------------
                                      $702,061,920                                       $599,296,338     $287,880   ($ 10,569,828)
                                      ============                                       ============     ========    ============



Options written for the year ended December 31, 2001, were as follows:

                                                                     TOTAL              TOTAL
                                                                   NUMBER OF           PREMIUMS
                                                                   CONTRACTS           RECEIVED
                                                                ---------------   -----------------
Options Outstanding--January 1, 2001 ........................         278,100      $   84,035,361
Options Written .............................................       4,957,080         914,645,525
Options Terminated in closing purchase transactions .........        (359,580)       (105,681,875)
Options Expired .............................................      (2,811,520)       (667,277,089)
Options Exercised ...........................................        (472,060)       (109,313,761)
                                                                   ----------      --------------
Options Outstanding--December 31, 2001 ......................       1,592,020      $  116,408,161
                                                                   ==========      ==============

Investment security transactions for the year ended December 31, 2001, were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $ 4,892,492,659
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      5,192,307,861

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation ..........    $  1,711,673,519
Aggregate gross unrealized depreciation ..........      (2,938,506,508)
                                                      ----------------
Net unrealized depreciation ......................    $ (1,226,832,989)
                                                      ================
Federal income tax cost of investments ...........    $ 12,807,136,682
                                                      ================

At December 31, 2001, the Portfolio had loaned securities with a total value of $738,308,936 which was secured by collateral of $809,034,490.

For the period from January 1, 2001 to December 31, 2001, the Portfolio incurred approximately $250,518 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $288,331,305 which expires in the year 2009.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001

--------------------------------------------------------------------------------
                                                 NUMBER                VALUE
                                               OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (15.7%)
AUTOMOBILES (0.6%)
Bayerische Motoren Werke
  (BMW) AG++ ..........................           600           $       20,985
Honda Motor Co., Ltd.++ ...............       207,000                8,215,528
                                                                --------------
                                                                     8,236,513
                                                                --------------
DEPARTMENT STORES (2.5%)
Kohl's Corp.* .........................       455,800               32,106,552
                                                                --------------
HOME IMPROVEMENT RETAIL (2.5%)
Home Depot, Inc. ......................       635,550               32,419,406
                                                                --------------
MEDIA (10.1%)
AOL Time Warner, Inc.* ................       990,650               31,799,865
Liberty Media Corp., Class A* .........     2,784,876               38,988,264
British Sky Broadcasting plc*++ .......     2,576,496               28,125,029
Comcast Corp., Class A* ...............       460,500               16,578,000
Viacom, Inc., Class B* ................       354,608               15,655,943
                                                                --------------
                                                                   131,147,101
                                                                --------------
  TOTAL CONSUMER DISCRETIONARY.........                            203,909,572
                                                                --------------
CONSUMER STAPLES (4.5%)
FOOD RETAIL (1.3%)
Carrefour S.A.++ ......................       328,700               16,975,566
                                                                --------------
HOUSEHOLD PRODUCTS (0.7%)
Kao Corp.++ ...........................       425,000                8,788,584
                                                                --------------
PERSONAL PRODUCTS (2.5%)
L'Oreal S.A.++ ........................       453,900               32,472,851
                                                                --------------
  TOTAL CONSUMER STAPLES ..............                             58,237,001
                                                                --------------
ENERGY (3.0%)
INTEGRATED OIL & GAS (3.0%)
BP plc++ ..............................     1,968,000               15,174,321
ENI S.p.A.++ ..........................       749,100                9,327,262
TotalFinaElf S.A.++ ...................       105,350               14,943,441
                                                                --------------
  TOTAL ENERGY ........................                             39,445,024
                                                                --------------
FINANCIALS (26.6%)
BANKS (12.4%)
Banco Bilbao Vizcaya
  Argentaria, S.A.#++ .................     2,489,664               30,603,229
Bank of America Corp. .................        66,300                4,173,585
Bank One Corp. ........................       878,500               34,305,425
BNP Paribas S.A.#++ ...................       321,400               28,564,304
Credit Suisse Group++ .................       185,890                7,880,229
Grupo Financiero Banorte S.A.
  de C.V.*++ Class O ..................        12,579                   25,691
Royal Bank of Scotland Group
  plc++ ...............................       852,900               20,590,994
Standard Chartered Bank plc++ .........     1,800,708               21,320,632
Sumitomo Trust & Banking Co.,
  Ltd.++ ..............................     3,536,000               14,275,369
                                                                --------------
                                                                   161,739,458
                                                                --------------
DIVERSIFIED FINANCIALS (8.0%)
Citigroup, Inc. .......................     1,202,030               60,678,552
CMIC Finance & Securities
  Public Co. Ltd.*++ ..................       724,700                       --
Goldman Sachs Group, Inc. .............       126,100               11,695,775
MBNA Corp. ............................       895,650               31,526,880
                                                                --------------
                                                                   103,901,207
                                                                --------------

--------------------------------------------------------------------------------
                                                 NUMBER                VALUE
                                               OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
INSURANCE (5.4%)
Alleanza Assicurazioni S.p.A.#++.......     1,751,000           $   19,123,387
American International Group,
  Inc. ................................       478,537               37,995,838
Swiss Reinsurance Co.++ ...............       128,020               12,800,999
                                                                --------------
                                                                    69,920,224
                                                                --------------
REAL ESTATE (0.8%)
Cheung Kong (Holdings) Ltd.++ .........       955,000                9,863,560
Mandamus AB++ .........................           485                    3,179
                                                                --------------
                                                                     9,866,739
                                                                --------------
  TOTAL FINANCIALS ....................                            345,427,628
                                                                --------------
HEALTH CARE (12.6%)
HEALTH CARE EQUIPMENT &
  SERVICES (1.3%)
Cardinal Health, Inc. .................       197,400               12,763,884
Wellpoint Health Networks,
  Inc.* ...............................        35,400                4,136,490
                                                                --------------
                                                                    16,900,374
                                                                --------------
PHARMACEUTICALS (11.3%)
American Home Products Corp............       132,000                8,099,520
AstraZeneca plc++ .....................       345,500               15,455,120
Pfizer, Inc. ..........................     1,412,300               56,280,155
Sanofi-Synthelabo S.A.++ ..............       246,300               18,252,407
Schering-Plough Corp. .................       171,400                6,137,834
Takeda Chemical Industries Ltd.++ .....       947,000               42,615,554
                                                                --------------
                                                                   146,840,590
                                                                --------------
  TOTAL HEALTH CARE ...................                            163,740,964
                                                                --------------
INDUSTRIALS (10.8%)
AEROSPACE & DEFENSE (0.3%)
United Technologies Corp. .............        51,400                3,321,982
                                                                --------------
BUILDING PRODUCTS (0.5%)
American Standard Cos., Inc.* .........        99,000                6,754,770
                                                                --------------
INDUSTRIAL CONGLOMERATES (8.1%)
Citic Pacific Ltd.#++ .................     3,248,000                7,185,563
General Electric Co. ..................     1,022,300               40,973,784
Tyco International Ltd. ...............       979,868               57,714,225
                                                                --------------
                                                                   105,873,572
                                                                --------------
MACHINERY (1.9%)
Danaher Corp.# ........................       344,800               20,794,888
SMC Corp.++ ...........................        35,900                3,634,241
                                                                --------------
                                                                    24,429,129
                                                                --------------
  TOTAL INDUSTRIALS ...................                            140,379,453
                                                                --------------
INFORMATION TECHNOLOGY (17.0%)
APPLICATION SOFTWARE (1.0%)
SAP AG (ADR)++ ........................       103,300               13,447,741
                                                                --------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (1.2%)
Sanmina-SCI Corp.*# ...................       764,700               15,217,530
                                                                --------------
IT CONSULTING & SERVICES (1.2%)
Electronic Data Systems Corp. .........       221,900               15,211,245
                                                                --------------
NETWORKING EQUIPMENT (1.9%)
Cisco Systems, Inc.* ..................     1,224,000               22,166,640
Juniper Networks, Inc.* ...............       122,500                2,321,375
                                                                --------------
                                                                    24,488,015
                                                                --------------

EQ ADVISORS TRUST
EQ/ALLIANCE GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001


--------------------------------------------------------------------------------
                                           NUMBER            VALUE
                                         OF SHARES          (NOTE 1)
--------------------------------------------------------------------------------
OFFICE ELECTRONICS (2.6%)
Canon, Inc.++ ......................      992,000      $   33,950,931
                                                       --------------
SEMICONDUCTORS (4.2%)
Altera Corp.* ......................      758,400          16,093,248
Micron Technology, Inc.*# ..........      468,500          14,523,500
Samsung Electronics (GDR)*# ........       51,400           5,946,980
STMicroelectronics N.V.#++ .........      574,880          18,327,118
                                                       --------------
                                                           54,890,846
                                                       --------------
SYSTEMS SOFTWARE (2.9%)
Microsoft Corp.* ...................      566,500          37,530,625
                                                       --------------
TELECOMMUNICATIONS
  EQUIPMENT (2.0%)
Nokia OYJ++ ........................    1,021,800          26,168,340
                                                       --------------
  TOTAL INFORMATION TECHNOLOGY......                      220,905,273
                                                       --------------
MATERIALS (3.7%)
CHEMICALS (2.2%)
Shin-Etsu Chemical Co., Ltd.++ .....      813,000          29,058,616
                                                       --------------
CONSTRUCTION MATERIALS (1.5%)
CRH plc*++ .........................    1,081,500          18,888,842
                                                       --------------
  TOTAL MATERIALS ..................                       47,947,458
                                                       --------------
TELECOMMUNICATION SERVICES (4.0%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (0.0%)
Hellenic Telecommunications
  S.A.++ ...........................        5,838              94,477
                                                       --------------
WIRELESS TELECOMMUNICATION
  SERVICES (4.0%)
NTT DoCoMo, Inc.++ .................        1,034          12,083,833
Vodafone Group plc .................   15,473,143          40,159,691
                                                       --------------
                                                           52,243,524
                                                       --------------
  TOTAL TELECOMMUNICATION
     SERVICES ......................                       52,338,001
                                                       --------------
UTILITIES (1.7%)
MULTI -- UTILITIES (1.7%)
Dynegy, Inc., Class A ..............      853,600          21,766,800
                                                       --------------
TOTAL COMMON STOCKS (99.6%)
  (Cost $1,304,301,072).............                    1,294,097,174
                                                       --------------

--------------------------------------------------------------------------------
                                            NUMBER            VALUE
                                         OF WARRANTS         (NOTE 1)
--------------------------------------------------------------------------------
WARRANTS:
FINANCIALS (0.7%)
BANKS (0.7%)
ABN Amro Bank N.V.*
  (Cost $8,800,750)..................   3,500,000       $    8,729,245
                                                        --------------

                                         PRINCIPAL
                                           AMOUNT
                                        -----------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (0.3%)
JPMorgan Chase Nassau, 1.02%, 1/2/02.
(Amortized Cost $4,437,789).......... $ 4,437,789           4,437,789
                                                            ---------
TOTAL INVESTMENTS(100.6%)
  (Cost/Amortized Cost
  $1,317,539,611)....................                   1,307,264,208
OTHER ASSETS LESS
  LIABILITIES (--0.6%)                                    (7,339,685)
                                                        -------------
NET ASSETS (100%) ...................                 $ 1,299,924,523
                                                      ===============

---------------------

*    Non-income producing.

#    All, or a portion of security out on loan (Note 1).

++ Securities (totaling $593,603,168 or 45.66% of net assets) valued at fair value

     Glossary:

     ADR--American Depositary Receipt

     GDR--Global Depositary Receipt


--------------------------------------------------------------------------------
DISTRIBUTION OF INVESTMENTS BY GLOBAL REGION (Unaudited)


As a Percentage of Total Investments

France ...........................     9.9%
Germany ..........................     1.0
Japan ............................    11.7
Netherlands ......................     0.7
Scandinavia ......................     2.0
Southeast Asia ...................     1.8
Spain ............................     2.3
Switzerland ......................     1.6
United Kingdom ...................    10.8
United States ....................    54.5
Other European Countries .........     3.7
                                     -----
                                     100.0%
                                     =====

EQ ADVISORS TRUST
EQ/ALLIANCE GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2001 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $ 653,877,336

NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      729,848,423


As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation .........     $  134,873,143
Aggregate gross unrealized depreciation .........       (146,737,928)
                                                      --------------
Net unrealized depreciation .....................     $  (11,864,839)
                                                      ==============
Federal income tax cost of investments ..........     $1,319,129,047
                                                      ==============


At December 31, 2001, the Portfolio had loaned securities with a total value $87,512,750 which was secured by collateral of $90,873,350.


The Portfolio has a net capital loss carryforward of $123,523,367 which expires in the year 2009.











                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001


--------------------------------------------------------------------------------
                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (3.6%)
CASINOS & GAMING (0.2%)
Park Place Entertainment
  Corp.*# ...........................       622,000          $    5,703,740
                                                             --------------
DEPARTMENT STORES (0.6%)
Sears, Roebuck & Co. ................       275,000              13,101,000
                                                             --------------
LEISURE FACILITIES (1.0%)
Carnival Corp.# .....................       793,800              22,289,904
                                                             --------------
MEDIA (1.8%)
Comcast Corp., Class A* .............     1,102,000              39,672,000
                                                             --------------
  TOTAL CONSUMER DISCRETIONARY.......                            80,766,644
                                                             --------------
CONSUMER STAPLES (10.5%)
BEVERAGES (2.5%)
Anheuser-Busch Cos., Inc. ...........     1,251,000              56,557,710
                                                             --------------
FOOD PRODUCTS (2.9%)
Philip Morris Cos., Inc. ............     1,405,600              64,446,760
                                                             --------------
FOOD RETAIL (1.7%)
Kroger Co.* .........................     1,871,000              39,047,770
                                                             --------------
HOUSEHOLD PRODUCTS (1.5%)
Procter & Gamble Co. ................       413,000              32,680,690
                                                             --------------
PERSONAL PRODUCTS (1.9%)
Avon Products, Inc.# ................       926,000              43,059,000
                                                             --------------
  TOTAL CONSUMER STAPLES ............                           235,791,930
                                                             --------------
ENERGY (10.5%)
INTEGRATED OIL & GAS (5.3%)
BP plc (ADR) ........................     1,255,100              58,374,701
ENI-Ente Nazionale Idrocarburi
  S.p.A. (ADR)# .....................       652,000              40,397,920
Occidental Petroleum Corp. ..........       355,000               9,418,150
Phillips Petroleum Co. ..............       180,000              10,846,800
                                                             --------------
                                                                119,037,571
                                                             --------------
OIL & GAS DRILLING (1.5%)
Transocean Sedco Forex, Inc. ........     1,025,000              34,665,500
                                                             --------------
OIL & GAS EQUIPMENT &
  SERVICES (2.3%)
Kerr-McGee Corp. ....................       246,200              13,491,760
Noble Drilling Corp.* ...............     1,089,400              37,083,176
                                                             --------------
                                                                 50,574,936
                                                             --------------
OIL & GAS EXPLORATION &
  PRODUCTION (1.4%)
Apache Corp. ........................       610,500              30,451,740
                                                             --------------
  TOTAL ENERGY ......................                           234,729,747
                                                             --------------
FINANCIALS (26.0%)
BANKS (11.2%)
Bank of America Corp. ...............     1,323,000              83,282,850
Bank One Corp. ......................     1,782,000              69,587,100
KeyCorp. ............................     2,045,200              49,780,168
National City Corp. .................       743,600              21,742,864
Washington Mutual, Inc. .............       834,000              27,271,800
                                                             --------------
                                                                251,664,782
                                                             --------------
DIVERSIFIED FINANCIALS (13.0%)
Capital One Financial Corp. .........       537,300              28,987,335
Citigroup, Inc. .....................     2,285,798             115,387,083


--------------------------------------------------------------------------------
                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Household International, Corp. ......     1,397,000          $   80,942,180
JP Morgan Chase & Co. ...............     1,667,600              60,617,260
MBNA Corp. ..........................       186,750               6,573,600
                                                             --------------
                                                                292,507,458
                                                             --------------
INSURANCE (1.8%)
American International Group,
  Inc. ..............................       262,000              20,802,800
MGIC Investment Corp. ...............       140,000               8,640,800
PMI Group, Inc. .....................       149,400              10,011,294
                                                             --------------
                                                                 39,454,894
                                                             --------------
  TOTAL FINANCIALS ..................                           583,627,134
                                                             --------------
HEALTH CARE (10.7%)
HEALTH CARE EQUIPMENT &
  SERVICES (3.9%)
Cardinal Health, Inc. ...............       330,000              21,337,800
Tenet Healthcare Corp.* .............       537,000              31,532,640
Wellpoint Health Networks,
  Inc.* .............................       287,000              33,535,950
                                                             --------------
                                                                 86,406,390
                                                             --------------
PHARMACEUTICALS (6.8%)
Abbott Laboratories .................       615,200              34,297,400
American Home Products Corp..........       919,000              56,389,840
Johnson & Johnson ...................           200                  11,820
Pharmacia Corp. .....................       516,000              22,007,400
Schering-Plough Corp. ...............     1,130,000              40,465,300
                                                             --------------
                                                                153,171,760
                                                             --------------
  TOTAL HEALTH CARE .................                           239,578,150
                                                             --------------
INDUSTRIALS (11.8%)
AEROSPACE & DEFENSE (2.6%)
Honeywell International, Inc. .......       660,000              22,321,200
United Technologies Corp. ...........       547,400              35,378,462
                                                             --------------
                                                                 57,699,662
                                                             --------------
AIRLINES (0.5%)
Continental Airlines, Inc.,
  Class B* ..........................       443,000              11,611,030
                                                             --------------
BUILDING PRODUCTS (0.1%)
American Standard Cos., Inc.* .......        48,100               3,281,863
                                                             --------------
COMMERCIAL SERVICES &
  SUPPLIES (0.6%)
IMS Health, Inc. ....................       650,000              12,681,500
                                                             --------------
INDUSTRIAL CONGLOMERATES (6.0%)
General Electric Co. ................     1,086,000              43,526,880
Tyco International Ltd. .............     1,556,664              91,687,510
                                                             --------------
                                                                135,214,390
                                                             --------------
RAILROADS (2.0%)
Burlington Northern Santa Fe
  Corp. .............................       360,000              10,270,800
Union Pacific Corp. .................       605,000              34,485,000
                                                             --------------
                                                                 44,755,800
                                                             --------------
  TOTAL INDUSTRIALS .................                           265,244,245
                                                             --------------
INFORMATION TECHNOLOGY (6.5%)
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (2.7%)
Flextronics International Ltd.* .....       935,000              22,430,650

EQ ADVISORS TRUST
EQ/ALLIANCE GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001


--------------------------------------------------------------------------------
                                            NUMBER               VALUE
                                           OF SHARES           (NOTE 1)
--------------------------------------------------------------------------------
Sanmina-SCI Corp.* ................       1,404,300        $   27,945,570
Solectron Corp.*# .................         836,800             9,439,104
                                                           --------------
                                                               59,815,324
                                                           --------------
INTERNET SOFTWARE & SERVICES (0.2%)
Check Point Software
  Technologies Ltd.*# .............          96,300             3,841,407
                                                           --------------
IT CONSULTING & SERVICES (0.8%)
Computer Sciences Corp.* ..........         153,300             7,508,634
Electronic Data Systems Corp. .....         156,200            10,707,510
                                                           --------------
                                                               18,216,144
                                                           --------------
SEMICONDUCTORS (2.0%)
Agere Systems, Inc., Class A* .....         988,400             5,623,996
Micron Technology, Inc.*# .........       1,286,170            39,871,270
                                                           --------------
                                                               45,495,266
                                                           --------------
TELECOMMUNICATIONS
  EQUIPMENT (0.8%)
Corning, Inc.# ....................       1,000,800             8,927,136
Lucent Technologies, Inc.# ........       1,460,000             9,183,400
                                                           --------------
                                                               18,110,536
                                                           --------------
  TOTAL INFORMATION TECHNOLOGY.....                           145,478,677
                                                           --------------
MATERIALS (2.5%)
CHEMICALS (2.5%)
Du Pont (E.I.) de Nemours &
  Co. .............................         471,000            20,022,210
Eastman Chemical Co. ..............         100,000             3,902,000
Lyondell Chemical Co. .............       1,670,000            23,931,100
Solutia, Inc. .....................         500,000             7,010,000
                                                           --------------
  TOTAL MATERIALS .................                            54,865,310
                                                           --------------
TELECOMMUNICATION SERVICES (6.4%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (5.5%)
AT&T Corp. ........................       3,342,132            60,626,274
BellSouth Corp. ...................         375,000            14,306,250
SBC Communications, Inc. ..........       1,010,700            39,589,119
WorldCom, Inc. -- MCI Group .......          23,680               300,736
WorldCom, Inc. -- WorldCom
  Group* ..........................         592,023             8,335,684
                                                           --------------
                                                              123,158,063
                                                           --------------
WIRELESS TELECOMMUNICATION
  SERVICES (0.9%)
AT&T Wireless Services, Inc.* .....         859,892            12,356,648
Sprint Corp. (PCS Group)*# ........         337,200             8,231,052
                                                           --------------
                                                               20,587,700
                                                           --------------
  TOTAL TELECOMMUNICATION
     SERVICES .....................                           143,745,763
                                                           --------------
UTILITIES (6.6%)
ELECTRIC UTILITIES (4.1%)
AES Corp.* ........................       1,340,200            21,912,270
Consolidated Edison, Inc.*# .......         250,000            10,090,000
Duke Energy Corp. .................         755,600            29,664,856
FirstEnergy Corp.* ................         350,000            12,243,000
FPL Group, Inc. ...................         200,000            11,280,000
Pinnacle West Capital Corp. .......         128,400             5,373,540
                                                           --------------
                                                               90,563,666
                                                           --------------


--------------------------------------------------------------------------------
                                            NUMBER                 VALUE
                                           OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
MULTI -- UTILITIES (2.5%)
Dynegy, Inc., Class A .............       2,215,300        $   56,490,150
                                                           --------------
  TOTAL UTILITIES .................                           147,053,816
                                                           --------------
TOTAL COMMON STOCKS (95.1%)
  (Cost $2,067,683,464)............                         2,130,881,416
                                                           --------------
CONVERTIBLE PREFERRED STOCK:
INDUSTRIALS (0.4%)
RAILROADS (0.4%)
Union Pacific Capital Trust
  6.25% (S)
  (Cost $10,300,000)...............         206,000             9,785,000
                                                           --------------
                                         PRINCIPAL
                                           AMOUNT
                                           ------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (0.0%)
JPMorgan Chase Nassau
  1.02%, 1/2/02 ....................       $  598,918     $       598,918
                                                          ---------------
U.S. GOVERNMENT AGENCY (4.5%)
Federal Home Loan Mortgage
  Corp.
  (Discount Note) 1/2/02 ...........       99,800,000          99,795,814
                                                          ---------------
TOTAL SHORT-TERM DEBT
  SECURITIES (4.5%)
  (Amortized Cost $100,394,732).....                          100,394,732
                                                          ---------------
TOTAL INVESTMENTS (100%)
  (Cost/Amortized Cost
  $2,178,378,196)...................                        2,241,061,148
OTHER ASSETS
  LESS LIABILITIES (0.0%) ..........                              750,119
                                                          ---------------
NET ASSETS (100%) ..................                      $ 2,241,811,267
                                                          ===============

---------------------

*    Non-income producing.

#    All, or a portion of security out on loan (Note 1).

(S) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may only be resold to qualified institutional buyers. At December 31, 2001, these securities amounted to $9,785,000 or 0.44% of net assets.

     Glossary:

     ADR--American Depositary Receipt

EQ ADVISORS TRUST
EQ/ALLIANCE GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2001 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities .........   $ 2,030,819,914
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     1,636,601,687

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation ................   $   194,364,696
Aggregate gross unrealized depreciation ................      (134,469,553)
                                                           ---------------
Net unrealized appreciation ............................   $    59,895,143
                                                           ===============
Federal income tax cost of investments .................   $ 2,181,166,005
                                                           ===============

At December 31, 2001, the Portfolio had loaned securities with a total value of $55,137,746 which was secured by collateral of $58,092,300.

























                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001

--------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER                 VALUE
                                                                                OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (10.8%)
APPAREL RETAIL (0.2%)
TJX Cos., Inc. .........................................................       110,300          $    4,396,558
                                                                                                --------------
AUTO COMPONENTS (1.0%)
Autoliv, Inc. ..........................................................       182,200               3,700,482
Delphi Automotive Systems
  Corp. ................................................................       349,200               4,770,072
Goodyear Tire & Rubber Co. .............................................       175,500               4,178,655
Lear Corp.* ............................................................       113,900               4,344,146
Snap-On, Inc. ..........................................................       108,000               3,635,280
                                                                                                --------------
                                                                                                    20,628,635
                                                                                                --------------
AUTOMOBILES (0.0%)
Ford Motor Co. .........................................................        66,200               1,040,664
                                                                                                --------------
DEPARTMENT STORES (1.7%)
Federated Department Stores,
  Inc.* ................................................................       135,500               5,541,950
Kohl's Corp.* ..........................................................       265,212              18,681,533
May Department Stores Co. ..............................................       156,000               5,768,880
Sears, Roebuck & Co. ...................................................       131,800               6,278,952
                                                                                                --------------
                                                                                                    36,271,315
                                                                                                --------------
HOME IMPROVEMENT RETAIL (1.8%)
Home Depot, Inc. .......................................................       690,233              35,208,785
Sherwin-Williams Co. ...................................................       156,300               4,298,250
                                                                                                --------------
                                                                                                    39,507,035
                                                                                                --------------
HOUSEHOLD DURABLES (1.5%)
Black & Decker Corp. ...................................................       106,300               4,010,699
Fortune Brands, Inc. ...................................................       121,600               4,814,144
KB Home ................................................................        82,500               3,308,250
Leggett & Platt, Inc. ..................................................       190,400               4,379,200
Newell Rubbermaid, Inc. ................................................       204,100               5,627,037
Pulte Homes, Inc. ......................................................       106,000               4,735,020
Whirlpool Corp. ........................................................        66,100               4,847,113
                                                                                                --------------
                                                                                                    31,721,463
                                                                                                --------------
MEDIA (3.7%)
AOL Time Warner, Inc.* .................................................       824,000              26,450,400
Liberty Media Corp., Class A * .........................................     1,844,900              25,828,600
Comcast Corp., Class A* ................................................       412,500              14,850,000
Gannett Co., Inc. ......................................................        50,000               3,361,500
Viacom, Inc., Class B* .................................................       163,050               7,198,658
Walt Disney Co. ........................................................       103,600               2,146,592
                                                                                                --------------
                                                                                                    79,835,750
                                                                                                --------------
RESTAURANTS (0.5%)
McDonald's Corp. .......................................................        58,200               1,540,554
Tricon Global Restaurants, Inc.*........................................       112,000               5,510,400
Wendy's International, Inc. ............................................       134,800               3,932,116
                                                                                                --------------
                                                                                                    10,983,070
                                                                                                --------------
TEXTILES & APPAREL (0.4%)
Jones Apparel Group, Inc. * ............................................       124,400               4,126,348
Liz Claiborne, Inc. ....................................................        80,400               3,999,900
                                                                                                --------------
                                                                                                     8,126,248
                                                                                                --------------
  TOTAL CONSUMER DISCRETIONARY .........................................                           232,510,738
                                                                                                --------------
CONSUMER STAPLES (2.2%)
BEVERAGES (0.1%)
Coca-Cola Enterprises, Inc. ............................................        84,400               1,598,536
                                                                                                --------------


--------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER                 VALUE
                                                                                OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
DRUG RETAIL (0.2%)
Walgreen Co. ...........................................................       164,600          $    5,540,436
                                                                                                --------------
FOOD PRODUCTS (1.5%)
Archer-Daniels-Midland Co. .............................................       371,400               5,329,590
ConAgra Foods, Inc. ....................................................       244,100               5,802,257
Philip Morris Cos., Inc. ...............................................       266,100              12,200,685
Sara Lee Corp. .........................................................       241,900               5,377,437
Tyson Foods, Inc. ......................................................       364,276               4,207,388
                                                                                                --------------
                                                                                                    32,917,357
                                                                                                --------------
HOUSEHOLD PRODUCTS (0.4%)
Procter & Gamble Co. ...................................................        99,200               7,849,696
                                                                                                --------------
  TOTAL CONSUMER STAPLES ...............................................                            47,906,025
                                                                                                --------------
ENERGY (4.2%)
INTEGRATED OIL & GAS (3.4%)
Amerada Hess Corp. .....................................................        59,200               3,700,000
Ashland, Inc. ..........................................................       100,300               4,621,824
ChevronTexaco Corp. ....................................................       152,341              13,651,277
Conoco, Inc. ...........................................................       118,200               3,345,060
Exxon Mobil Corp. ......................................................       895,800              35,204,940
Occidental Petroleum Corp. .............................................       192,700               5,112,331
Phillips Petroleum Co. .................................................       116,540               7,022,700
                                                                                                --------------
                                                                                                    72,658,132
                                                                                                --------------
OIL & GAS DRILLING (0.2%)
Transocean Sedco Forex, Inc. ...........................................       140,600               4,755,092
                                                                                                --------------
OIL & GAS EQUIPMENT & SERVICES (0.4%)
Baker Hughes, Inc. .....................................................       249,450               9,097,442
                                                                                                --------------
OIL & GAS REFINING & MARKETING (0.2%)
Ultramar Diamond Shamrock
  Corp. ................................................................        46,000               2,276,080
Valero Energy Corp. ....................................................        51,800               1,974,616
                                                                                                --------------
                                                                                                     4,250,696
                                                                                                --------------
  TOTAL ENERGY .........................................................                            90,761,362
                                                                                                --------------
FINANCIALS (16.9%)
BANKS (5.5%)
Amsouth Bancorp. .......................................................       254,200               4,804,380
Bank of America Corp. ..................................................       287,700              18,110,715
Bank One Corp. .........................................................       278,400              10,871,520
FleetBoston Financial Corp. ............................................       258,100               9,420,650
Golden West Financial Corp. ............................................        84,400               4,966,940
Huntington Bancshares, Inc. ............................................       183,100               3,147,489
KeyCorp. ...............................................................       213,400               5,194,156
National City Corp. ....................................................       209,700               6,131,628
Regions Financial Corp. ................................................       163,000               4,880,220
SouthTrust Corp. .......................................................       211,500               5,217,705
Union Planters Corp. ...................................................        87,700               3,957,901
UnionBanCal Corp. ......................................................       105,400               4,005,200
US Bancorp .............................................................       489,800              10,251,514
Wachovia Corp. .........................................................       310,800               9,746,688
Washington Mutual, Inc. ................................................       227,300               7,432,710
Wells Fargo & Co. ......................................................       240,000              10,428,000
                                                                                                --------------
                                                                                                   118,567,416
                                                                                                --------------
DIVERSIFIED FINANCIALS (7.6%)
American Express Co. ...................................................        68,000               2,426,920
Citigroup, Inc.# .......................................................     1,355,700              68,435,736
Countrywide Credit Industries,
  Inc. .................................................................       112,700               4,617,319
Fannie Mae .............................................................       177,300              14,095,350

EQ ADVISORS TRUST
EQ/ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001


--------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER                 VALUE
                                                                                OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
Freddie Mac ............................................................        84,300          $    5,513,220
JP Morgan Chase & Co. ..................................................       456,480              16,593,048
Lehman Brothers Holdings, Inc. .........................................        92,000               6,145,600
MBNA Corp. .............................................................       843,850              29,703,520
Merrill Lynch & Co., Inc. ..............................................        43,300               2,256,796
Morgan Stanley Dean Witter
  & Co. ................................................................       276,500              15,467,410
                                                                                                --------------
                                                                                                   165,254,919
                                                                                                --------------
INSURANCE (3.8%)
Allstate Corp. .........................................................       217,900               7,343,230
American International Group,
  Inc. .................................................................       446,575              35,458,055
Aon Corp. ..............................................................       136,200               4,837,824
Chubb Corp. ............................................................        81,000               5,589,000
CIGNA Corp. ............................................................        47,900               4,437,935
Metlife, Inc. ..........................................................       169,400               5,366,592
MGIC Investment Corp. ..................................................        76,400               4,715,408
St. Paul Cos., Inc. ....................................................       122,000               5,364,340
Torchmark Corp. ........................................................       110,400               4,342,032
XL Capital Ltd., Class A ...............................................        46,100               4,211,696
                                                                                                --------------
                                                                                                    81,666,112
                                                                                                --------------
  TOTAL FINANCIALS .....................................................                           365,488,447
                                                                                                --------------
HEALTH CARE (6.9%)
HEALTH CARE EQUIPMENT &
  SERVICES (2.8%)
Cardinal Health, Inc. ..................................................       346,250              22,388,525
Health Management Associates,
  Inc., Class A* .......................................................     1,000,000              18,400,000
Health Net, Inc. * .....................................................       210,600               4,586,868
Humana, Inc.* ..........................................................       314,800               3,711,492
Tenet Healthcare Corp.* ................................................       193,400              11,356,448
Wellpoint Health Networks, Inc.*  ......................................         5,000                 584,250
                                                                                                --------------
                                                                                                    61,027,583
                                                                                                --------------
PHARMACEUTICALS (4.1%)
American Home Products Corp. ...........................................       290,000              17,794,400
Bristol-Myers Squibb Co. ...............................................        15,700                 800,700
Johnson & Johnson ......................................................       157,300               9,296,430
Merck & Co., Inc. ......................................................        68,800               4,045,440
Pfizer, Inc. ...........................................................     1,125,000              44,831,250
Schering-Plough Corp. ..................................................       303,000              10,850,430
                                                                                                --------------
                                                                                                    87,618,650
                                                                                                --------------
  TOTAL HEALTH CARE ....................................................                           148,646,233
                                                                                                --------------
INDUSTRIALS (6.9%)
AEROSPACE & DEFENSE (0.2%)
Goodrich Corp. .........................................................       175,700               4,677,134
                                                                                                --------------
BUILDING PRODUCTS (0.2%)
Masco Corp. ............................................................       179,200               4,390,400
                                                                                                --------------
COMMERCIAL SERVICES & SUPPLIES (0.2%)
R.R. Donnelley & Sons Co. ..............................................       143,900               4,272,391
                                                                                                --------------
ELECTRICAL EQUIPMENT (0.4%)
Acuity Brands, Inc. ....................................................        76,700                 928,070
Cooper Industries, Inc. ................................................       116,500               4,068,180
Hubbell, Inc., Class B .................................................        91,100               2,676,518
                                                                                                --------------
                                                                                                     7,672,768
                                                                                                --------------
INDUSTRIAL CONGLOMERATES (4.0%)
General Electric Co. ...................................................     1,369,700              54,897,576
Tyco International Ltd. ................................................       540,000              31,806,000
                                                                                                --------------
                                                                                                    86,703,576
                                                                                                --------------

--------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER                 VALUE
                                                                                OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
MACHINERY (0.9%)
Danaher Corp. ..........................................................       109,375          $    6,596,406
Eaton Corp. ............................................................        43,300               3,221,953
PACCAR, Inc. ...........................................................        78,100               5,124,922
Parker-Hannifin Corp. ..................................................       103,500               4,751,685
                                                                                                --------------
                                                                                                    19,694,966
                                                                                                --------------
RAILROADS (0.8%)
Burlington Northern Santa Fe
  Corp. ................................................................       196,100               5,594,733
Norfolk Southern Corp. .................................................       260,200               4,769,466
Union Pacific Corp. ....................................................       107,100               6,104,700
                                                                                                --------------
                                                                                                    16,468,899
                                                                                                --------------
TRADING COMPANIES &
  DISTRIBUTORS (0.2%)
Genuine Parts Co. ......................................................       149,200               5,475,640
                                                                                                --------------
  TOTAL INDUSTRIALS ....................................................                           149,355,774
                                                                                                --------------
INFORMATION TECHNOLOGY (11.0%)
APPLICATION SOFTWARE (0.1%)
BEA Systems, Inc.* .....................................................       120,900               1,861,860
                                                                                                --------------
COMPUTER HARDWARE (1.2%)
Dell Computer Corp.* ...................................................       551,000              14,976,180
Hewlett-Packard Co. ....................................................       237,200               4,872,088
International Business Machines
  Corp. ................................................................        39,600               4,790,016
                                                                                                --------------
                                                                                                    24,638,284
                                                                                                --------------
COMPUTER STORAGE &
  PERIPHERALS (0.1%)
Quantum Corp. -- DLT &
  Storage Systems* .....................................................       301,700               2,971,745
                                                                                                --------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (2.0%)
Flextronics International Ltd.* ........................................       735,150              17,636,248
Ingram Micro, Inc.* ....................................................       237,500               4,113,500
Sanmina-SCI Corp.* .....................................................       393,102               7,822,730
Solectron Corp.* .......................................................       921,050              10,389,444
Tech Data Corp.* .......................................................        93,600               4,051,008
                                                                                                --------------
                                                                                                    44,012,930
                                                                                                --------------
INTERNET SOFTWARE & SERVICES (0.2%)
Check Point Software
  Technologies Ltd.* ...................................................       100,000               3,989,000
                                                                                                --------------
IT CONSULTING & SERVICES (0.6%)
Electronic Data Systems Corp. ..........................................       201,200              13,792,260
                                                                                                --------------
NETWORKING EQUIPMENT (1.3%)
Cisco Systems, Inc.* ...................................................     1,150,000              20,826,500
Juniper Networks, Inc.* ................................................       340,300               6,448,685
                                                                                                --------------
                                                                                                    27,275,185
                                                                                                --------------
SEMICONDUCTOR EQUIPMENT (0.3%)
Applied Micro Circuits Corp.* ..........................................       550,200               6,228,264
                                                                                                --------------
SEMICONDUCTORS (2.1%)
Altera Corp.* ..........................................................       589,500              12,509,190
Intel Corp. ............................................................       400,000              12,580,000
Maxim Integrated Products* .............................................       126,900               6,663,519
Micron Technology, Inc.* ...............................................       440,000              13,640,000
                                                                                                --------------
                                                                                                    45,392,709
                                                                                                --------------

EQ ADVISORS TRUST
EQ/ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001

--------------------------------------------------------------------------------
                                                 NUMBER                 VALUE
                                               OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
SYSTEMS SOFTWARE (2.2%)
Microsoft Corp.* ......................          522,550        $   34,618,938
VERITAS Software Corp.* ...............          303,000            13,583,490
                                                                --------------
                                                                    48,202,428
                                                                --------------
TELECOMMUNICATIONS EQUIPMENT (0.9%)
Motorola, Inc. ........................           72,500             1,088,950
Nokia OYJ (ADR) .......................          500,000            12,265,000
Nortel Networks Corp. .................          291,700             2,187,750
Tellabs, Inc.* ........................          287,300             4,298,008
                                                                --------------
                                                                    19,839,708
                                                                --------------
  TOTAL INFORMATION TECHNOLOGY ........                            238,204,373
                                                                --------------
MATERIALS (2.7%)
CHEMICALS (1.5%)
Cabot Corp. ...........................          104,000             3,712,800
Dow Chemical Co. ......................          237,300             8,015,994
Du Pont (E.I.) de Nemours & Co.                  148,200             6,299,982
Eastman Chemical Co. ..................          109,500             4,272,690
FMC Corp.* ............................           58,000             3,451,000
Hercules, Inc. * ......................           20,900               209,000
Lubrizol Corp. ........................           94,900             3,330,041
PPG Industries, Inc. ..................           93,400             4,830,648
                                                                --------------
                                                                    34,122,155
                                                                --------------
CONTAINERS & PACKAGING (0.2%)
Smurfit-Stone Container Corp.* ........          246,300             3,933,411
                                                                --------------
METALS & MINING (0.1%)
Massey Energy Co. .....................           95,600             1,981,788
                                                                --------------
PAPER & FOREST PRODUCTS (0.9%)
Boise Cascade Corp. ...................          107,700             3,662,877
Georgia-Pacific Corp. .................          136,900             3,779,809
International Paper Co. ...............          164,700             6,645,645
Louisiana-Pacific Corp. ...............          194,600             1,642,424
Westvaco Corp. ........................          133,500             3,798,075
                                                                --------------
                                                                    19,528,830
                                                                --------------
  TOTAL MATERIALS .....................                             59,566,184
                                                                --------------
TELECOMMUNICATION SERVICES (5.0%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (3.4%)
Amdocs Ltd.* ..........................          100,000             3,397,000
AT&T Corp. ............................          298,400             5,412,976
BellSouth Corp. .......................          377,400            14,397,810
SBC Communications, Inc. ..............          470,600            18,433,402
Verizon Communications, Inc. ..........          466,900            22,159,074
WorldCom, Inc. -- WorldCom
  Group* ..............................          643,800             9,064,704
                                                                --------------
                                                                    72,864,966
                                                                --------------
WIRELESS TELECOMMUNICATION
  SERVICES (1.6%)
AT&T Wireless Services, Inc. * ........       1,900,000             27,303,000
Vodafone Group plc (ADR) ..............         300,000              7,704,000
                                                                --------------
                                                                    35,007,000
                                                                --------------
  TOTAL TELECOMMUNICATION
     SERVICES .........................                            107,871,966
                                                                --------------
UTILITIES (1.9%)
ELECTRIC UTILITIES (1.6%)
AES Corp.* ............................         610,000              9,973,500
Ameren Corp. ..........................         111,000              4,695,300


--------------------------------------------------------------------------------
                                                 NUMBER                 VALUE
                                               OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
American Electric Power Co. ...........         130,000         $    5,658,900
CINergy Corp. .........................         141,800              4,740,374
Consolidated Edison, Inc. .............         122,500              4,944,100
Wisconsin Energy Corp. ................         174,700              3,941,232
                                                                --------------
                                                                    33,953,406
                                                                --------------
MULTI -- UTILITIES (0.3%)
Western Resources, Inc. ...............         131,300              2,258,360
XCEL Energy, Inc. .....................         187,000              5,187,380
                                                                --------------
                                                                     7,445,740
                                                                --------------
  TOTAL UTILITIES .....................                             41,399,146
                                                                --------------
TOTAL COMMON STOCKS (68.5%)
  (Cost $1,468,014,943) ...............                          1,481,710,248
                                                                --------------
                                            PRINCIPAL
                                             AMOUNT
                                           ----------
LONG-TERM DEBT SECURITIES:
CONSUMER DISCRETIONARY (2.0%)
AUTO COMPONENTS (0.0%)
Collins & Aikman Products Co. (S)
  10.75%, 12/31/11 ....................     $   680,000                681,700
                                                                --------------
AUTOMOBILES (0.3%)
Daimler Chrysler NA Holdings
  6.40%, 5/15/06 ......................       5,750,000              5,742,295
Ford Motor Co.
  7.45%, 7/16/31 ......................       1,375,000              1,259,758
                                                                --------------
                                                                     7,002,053
                                                                --------------
CASINOS & GAMING (0.1%)
Harrah's Operating Co., Inc.
  7.875%, 12/15/05 ....................         840,000                871,500
Mandalay Resorts Group,
  Series B
  10.25%, 8/1/07 ......................         125,000                129,688
Park Place Entertainment Corp.
  8.875%, 9/15/08 .....................         260,000                264,875
                                                                --------------
                                                                     1,266,063
                                                                --------------
GENERAL MERCHANDISE STORES (0.3%)
Wal-Mart Stores, Inc.
  6.875%, 8/10/09 .....................       5,200,000              5,619,541
                                                                --------------
HOTELS (0.0%)
Meristar Hospitality Operation (S)
  10.50%, 6/15/09 .....................         165,000                165,206
Sun International Hotels
  8.875%, 8/15/11 .....................         530,000                499,525
                                                                --------------
                                                                       664,731
                                                                --------------
HOUSEHOLD DURABLES (0.1%)
D.R. Horton, Inc.
  8.00%, 2/1/09 .......................         295,000                292,788
Sealy Mattress Co.
  9.875%, 12/15/07 (S)  ...............       1,125,000              1,125,000
  9.875%, 12/15/07 Series B ...........         125,000                125,000
                                                                --------------
                                                                     1,542,788
                                                                --------------
LEISURE FACILITIES (0.0%)
Premier Parks, Inc.#
  9.75%, 6/15/07 ......................         360,000                365,400
                                                                --------------

EQ ADVISORS TRUST
EQ/ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001


--------------------------------------------------------------------------------
                                            PRINCIPAL                VALUE
                                             AMOUNT                 (NOTE 1)
--------------------------------------------------------------------------------
MEDIA (1.2%)
Adelphia Communications
  10.875%, 10/1/10 ....................   $   625,000             $      638,281
  10.25%, 6/15/11 .....................       210,000                    209,475
Liberty Media Group#
  8.25%, 2/1/30 .......................       875,000                    827,655
Charter Communications
  Holdings
  10.75%, 10/1/09 .....................       375,000                    395,625
  10.00%, 5/15/11 .....................       660,000                    671,550
Fox Family Worldwide, Inc.
  9.25%, 11/1/07 ......................       635,000                    679,450
Paxson Communications Corp.#
  10.75%, 7/15/08 .....................       720,000                    755,100
Sinclair Broadcast Group, Inc. (S)
  8.75%, 12/15/11 .....................       215,000                    215,000
Time Warner Entertainment
  Co. LP
  8.375%, 3/15/23 .....................     4,550,000                  5,072,108
  8.375%, 7/15/33 .....................     5,005,000                  5,673,833
Time Warner Telecom, Inc.
  10.125%, 2/1/11 .....................       220,000                    176,550
Walt Disney Co., Series MTN
  4.875%, 7/2/04 ......................     9,825,000                  9,878,448
                                                                  --------------
                                                                      25,193,075
                                                                  --------------
SPECIALTY STORES (0.0%)
Advance Stores Co., Inc.
  10.25%, 4/15/08 (S)  ................       220,000                    223,300
                                                                  --------------
  TOTAL CONSUMER DISCRETIONARY.........                               42,558,651
                                                                  --------------
CONSUMER STAPLES (0.4%)
FOOD DISTRIBUTORS (0.0%)
Fleming Cos., Inc., Series B#
  10.50%, 12/1/04 .....................       445,000                    439,438
                                                                  --------------
FOOD PRODUCTS (0.4%)
Del Monte Corp., Series B
  9.25%, 5/15/11 ......................       175,000                    182,875
Kraft Foods, Inc.
  4.625%, 11/1/06 .....................     1,775,000                  1,736,569
  5.625%, 11/1/11 .....................     3,950,000                  3,830,749
Tyson Foods, Inc. (S)
  8.25%, 10/1/11 ......................     1,500,000                  1,588,535
                                                                  --------------
                                                                       7,338,728
                                                                  --------------
FOOD RETAIL (0.0%)
Ingles Markets, Inc.  (S)
  8.875%, 12/1/11 .....................       255,000                    250,538
                                                                  --------------
  TOTAL CONSUMER STAPLES ..............                                8,028,704
                                                                  --------------
ENERGY (0.5%)
INTEGRATED OIL & GAS (0.3%)
Amerada Hess Corp.
  7.875%, 10/1/29 .....................     2,270,000                  2,440,997
Conoco Funding Co.
  5.45%, 10/15/06 .....................     1,550,000                  1,550,600
Conoco, Inc.
  6.95%, 4/15/29 ......................     2,000,000                  2,033,736
                                                                  --------------
                                                                       6,025,333
                                                                  --------------

--------------------------------------------------------------------------------
                                            PRINCIPAL                 VALUE
                                              AMOUNT                 (NOTE 1)
--------------------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES (0.0%)
Lone Star Technologies, Inc.,
  Series B
  9.00%, 6/1/11 .......................   $   230,000             $      193,200
                                                                  --------------
OIL & GAS EXPLORATION &
  PRODUCTION (0.2%)
Devon Financing Corp. (S)
  7.875%, 9/30/31 .....................     3,460,000                  3,501,959
Western Gas Resources, Inc.
  10.00%, 6/15/09 .....................        85,000                     90,100
                                                                  --------------
                                                                       3,592,059
                                                                  --------------
OIL & GAS REFINING & MARKETING (0.0%)
Tesoro Petroleum Corp. (S)
  9.625%, 11/1/08 .....................       670,000                    695,125
                                                                  --------------
  TOTAL ENERGY ........................                               10,505,717
                                                                  --------------
FINANCIALS (18.5%)
ASSET BACKED (2.3%)
Citibank Credit Card Issuance
  Trust, Series 00-A3
  6.875%, 11/16/09 ....................    15,825,000                 16,967,359
Citibank Credit Card Master
  Trust I, Series 1997-6 A
  (Zero Coupon), 8/15/06 ..............     9,100,000                  8,161,118
Daimler Chrysler Auto Trust,
  Series 01-C A4
  4.63%, 12/6/06 ......................     4,370,000                  4,403,341
Discover Card Master Trust I,
  Series 00-9 A
  6.35%, 7/15/06 ......................     5,825,000                  6,111,050
  Series 99-6 A
     6.85%, 7/17/07 ...................     7,575,000                  8,064,186
MBNA Credit Card Master Note
  Trust, Series 01-A1 A1
  5.75%, 10/15/08 .....................     5,590,000                  5,752,638
                                                                  --------------
                                                                      49,459,692
                                                                  --------------
BANKS (1.3%)
Bank One Corp.
  7.625%, 10/15/26 ....................     1,680,000                  1,786,828
  7.875%, 8/1/10 ......................     4,350,000                  4,789,841
Barclays Bank plc
  8.55%, 9/29/49 (S) ..................     3,835,000                  4,273,689
FleetBoston Financial Corp.
  4.875%, 12/1/06 .....................     2,675,000                  2,614,770
Royal Bank of Scotland Group plc
  7.648%, 8/31/49 .....................     2,575,000                  2,597,699
Standard Chartered Bank (S)
  8.00%, 5/30/31 ......................     2,050,000                  2,085,073
Unicredito Italiano
  Capital Trust II (S)
  9.20%, 10/29/49 .....................     5,700,000                  6,338,862
Washington Mutual Finance Corp.
  6.25%, 5/15/06 ......................     3,725,000                  3,843,563
                                                                  --------------
                                                                      28,330,325
                                                                  --------------
DIVERSIFIED FINANCIALS (2.2%)
Chase Manhattan Corp.
  6.375%, 4/1/08 ......................     3,340,000                  3,411,653

EQ ADVISORS TRUST
EQ/ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001


-----------------------------------------------------------------------------------------
                                               PRINCIPAL                   VALUE
                                                 AMOUNT                   (NOTE 1)
-----------------------------------------------------------------------------------------
Citigroup, Inc.#
  6.75%, 12/1/05 ..........................   $3,125,000              $    3,322,475
Ford Motor Credit Co.
  5.75%, 2/23/04 ..........................    2,440,000                   2,479,882
General Motors Acceptance
  Corp.
  6.875%, 9/15/11 .........................    3,275,000                   3,203,114
  8.00%, 11/1/31 ..........................    2,970,000                   3,022,821
Household Finance Corp.
  6.50%, 11/15/08 .........................    2,450,000                   2,446,278
  5.875%, 2/1/09 ..........................    2,000,000                   1,902,390
JP Morgan Chase & Co.
  6.75%, 2/1/11 ...........................   10,945,000                  11,204,134
Merrill Lynch & Co., Series
  MNTB
  5.35%, 6/15/04 ..........................   10,500,000                  10,780,329
Morgan Stanley Dean Witter & Co.
  6.10%, 4/15/06 ..........................    6,550,000                   6,749,880
                                                                      --------------
                                                                          48,522,956
                                                                      --------------
FOREIGN GOVERNMENT (0.4%)
Quebec Province,
  7.50%, 9/15/29 ..........................    1,500,000                   1,672,117
United Mexican States
  8.375%, 1/14/11# ........................    4,020,000                   4,170,750
  8.125%, 12/30/19 ........................    1,825,000                   1,777,550
                                                                      --------------
                                                                           7,620,417
                                                                      --------------
REAL ESTATE (0.2%)
Felcor Lodging LP
  8.50%, 6/1/11 ...........................      580,000                     556,800
Host Marriott LP,
  9.25%, 10/1/07 Series G .................       20,000                      19,925
  9.50%, 1/15/07 Series H (S) .............      935,000                     936,169
Istar Financial, Inc.
  8.75%, 8/15/08 ..........................    1,030,000                   1,030,717
LNR Property Corp.
  10.50%, 1/15/09 .........................      770,000                     779,625
                                                                      --------------
                                                                           3,323,236
                                                                      --------------
U.S. GOVERNMENT (3.2%)
U.S. Treasury Bonds#
  10.375%, 11/15/12 .......................   10,430,000                  13,363,438
  8.125%, 8/15/19 .........................   18,230,000                  23,018,292
  5.375%, 2/15/31 .........................   13,560,000                  13,369,319
U.S. Treasury Notes#
  6.50%, 5/31/02 ..........................    3,865,000                   3,941,848
  5.75%, 8/15/03 ..........................    7,525,000                   7,883,318
  6.50%, 10/15/06 .........................    1,230,000                   1,339,595
  5.00%, 8/15/11 ..........................    6,230,000                   6,210,500
                                                                      --------------
                                                                          69,126,310
                                                                      --------------
U.S. GOVERNMENT AGENCIES (8.9%)
Federal National Mortgage
  Association
  5.00%, 1/15/07# .........................   12,935,000                  12,987,516
  5.375%, 11/15/11# .......................    7,315,000                   7,092,741
  7.00%, 9/1/14 ...........................    5,472,491                   5,666,551
  7.00%, 2/1/15 ...........................   17,346,598                  17,961,726
  6.50%, 3/1/16 ...........................   26,584,905                  27,101,795
  6.00%, 3/1/29 ...........................   15,113,739                  14,811,030
  6.00%, 7/1/29 ...........................    5,046,203                   4,939,350
  7.00%, 1/25/16 TBA ......................    3,900,000                   4,034,082



-----------------------------------------------------------------------------------------
                                               PRINCIPAL                   VALUE
                                                 AMOUNT                   (NOTE 1)
-----------------------------------------------------------------------------------------
  6.50%, 1/17/17 TBA ......................   $5,000,000              $    5,096,900
  6.00%, 1/25/31 TBA ......................    3,400,000                   3,324,554
  6.50%, 1/25/31 TBA ......................   68,345,000                  68,345,000
Government National Mortgage
  Association .............................
  6.50%, 5/15/29 ..........................   17,876,366                  17,957,936
  6.50%, 12/15/30 .........................      741,600                     744,144
  6.50%, 10/15/31 .........................    2,600,000                   2,608,918
                                                                      --------------
                                                                         192,672,243
                                                                      --------------
  TOTAL FINANCIALS ........................                              399,055,179
                                                                      --------------
HEALTH CARE (0.3%)
HEALTH CARE EQUIPMENT &
  SERVICES (0.1%)
Amerisourcebergen Corp. 8.125%,
  9/1/08 (S) ..............................      210,000                     215,250
HCA Healthcare Co.
  7.875%, 2/1/11 ..........................      385,000                     392,700
Healthsouth Corp. (S)
  8.375%, 10/1/11 .........................    1,005,000                   1,035,150
Triad Hospitals, Inc., Series B
  8.75%, 5/1/09 ...........................      190,000                     198,075
                                                                      --------------
                                                                           1,841,175
                                                                      --------------
PHARMACEUTICALS (0.2%)
Bristol-Myers Squibb Co.
  4.75%, 10/1/06 ..........................    3,925,000                   3,893,274
                                                                      --------------
  TOTAL HEALTH CARE .......................                                5,734,449
                                                                      --------------
INDUSTRIALS (0.6%)
BUILDING PRODUCTS (0.0%)
Meritage Corp.
  9.75%, 6/1/11 ...........................      175,000                     180,469
                                                                      --------------
COMMERCIAL SERVICES & SUPPLIES (0.1%)
Allied Waste North America
  8.50%, 12/1/08 (S)  .....................    1,080,000                   1,090,800
  10.00%, 8/1/09 ..........................      875,000                     901,250
  7.875%, 1/1/09 Series B .................      235,000                     230,300
Iron Mountain, Inc.
  8.625%, 4/1/13 ..........................      940,000                     977,600
                                                                      --------------
                                                                           3,199,950
                                                                      --------------
INDUSTRIAL CONGLOMERATES (0.5%)
Applied Extrusion Technology,
  Series B
  10.75%, 7/1/11 ..........................    1,365,000                   1,443,487
Tyco International Group S.A.
  6.375%, 2/15/06 .........................    8,100,000                   8,272,822
                                                                      --------------
                                                                           9,716,309
                                                                      --------------
MACHINERY (0.0%)
Sequa Corp.#
  9.00%, 8/1/09 ...........................      960,000                     907,200
                                                                      --------------
  TOTAL INDUSTRIALS .......................                               14,003,928
                                                                      --------------
MATERIALS (0.2%)
CHEMICALS (0.1%)
Airgas, Inc.
  9.125%, 10/1/11 .........................      250,000                     263,750
Avecia Group plc
  11.00%, 7/1/09 ..........................      100,000                      95,500
Ferro Corp.#
  9.125%, 1/1/09 ..........................      185,000                     190,218

EQ ADVISORS TRUST
EQ/ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001


----------------------------------------------------------------------------------------------------------------------
                                                                            PRINCIPAL                   VALUE
                                                                              AMOUNT                   (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
Huntsman ICI Chemicals
  10.125%, 7/1/09 ......................................................   $   375,000              $      360,000
Lyondell Chemical Co.
  9.625%, 5/1/07 .......................................................       235,000                     237,350
Lyondell Chemical Co.,
  Series B
  9.875%, 5/1/07 .......................................................       640,000                     643,200
OM Group, Inc. (S)
  9.25%, 12/15/11 ......................................................       170,000                     173,400
                                                                                                    --------------
                                                                                                         1,963,418
                                                                                                    --------------
CONTAINERS & PACKAGING (0.0%)
Riverwood International Corp.
  10.625%, 8/1/07 ......................................................       185,000                     193,325
                                                                                                    --------------
METALS & MINING (0.0%)
Compass Minerals Group (S)
  10.00%, 8/15/11 ......................................................       175,000                     181,562
United States Steel LLC (S)
  10.75%, 8/1/08 .......................................................       740,000                     706,700
                                                                                                    --------------
                                                                                                           888,262
                                                                                                    --------------
PAPER & FOREST PRODUCTS (0.1%)
International Paper Co.
  6.75%, 9/1/11 ........................................................     1,235,000                   1,243,633
                                                                                                    --------------
  TOTAL MATERIALS ......................................................                                 4,288,638
                                                                                                    --------------
TELECOMMUNICATION SERVICES (2.4%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (2.1%)
AT&T Corp.
  7.30%, 11/15/11 (S) ..................................................     3,900,000                   4,007,523
  6.50%, 3/15/29 .......................................................     4,950,000                   4,265,346
British Telecom plc
  8.875%, 12/15/30 (Step Bond) .........................................     4,600,000                   5,299,140
Echostar Dbs Corp.#
  9.375%, 2/1/09 .......................................................       760,000                     782,800
Qwest Capital Funding
  7.90%, 8/15/10 .......................................................     6,700,000                   6,816,158
Sprint Capital Corp.
  7.625%, 1/30/11 ......................................................     3,425,000                   3,597,438
Verizon Global Funding Corp.
  7.75%, 12/1/30 .......................................................     3,500,000                   3,881,990
Verizon Wireless, Inc. (S)
  2.27%, 12/17/03 ......................................................    10,300,000                  10,294,871
Worldcom, Inc.
  8.25%, 5/15/31 .......................................................     5,800,000                   6,130,919
                                                                                                    --------------
                                                                                                        45,076,185
                                                                                                    --------------
WIRELESS TELECOMMUNICATION
  SERVICES (0.3%)
American Cellular Corp.
  9.50%, 10/15/09 ......................................................       995,000                     965,150
AT&T Wireless Group
  8.75%, 3/1/31 ........................................................     4,350,000                   4,930,238
Nextel Communications, Inc.
  9.375%, 11/15/09# ....................................................     1,000,000                     790,000
  9.50%, 2/1/11 ........................................................       260,000                     202,800
                                                                                                    --------------
                                                                                                         6,888,188
                                                                                                    --------------
  TOTAL TELECOMMUNICATION
     SERVICES ..........................................................                                51,964,373
                                                                                                    --------------


----------------------------------------------------------------------------------------------------------------------
                                                                                 PRINCIPAL                VALUE
                                                                                   AMOUNT                (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
UTILITIES (0.9%)
ELECTRIC UTILITIES (0.6%)
AES Corp.
  9.375%, 9/15/10 ......................................................   $   875,000              $      787,500
Calpine Corp.#
  8.50%, 2/15/11 .......................................................     1,080,000                     982,765
Cilcorp, Inc.
  9.375%, 10/15/29 .....................................................     2,550,000                   2,525,367
FirstEnergy Corp., Series B
  6.45%, 11/15/11 ......................................................     3,100,000                   3,024,549
Powergen US Funding LLC
  4.50%, 10/15/04 ......................................................     3,550,000                   3,512,558
TXU Corp., Series J
  6.375%, 6/15/06 ......................................................     3,275,000                   3,298,682
                                                                                                    --------------
                                                                                                        14,131,421
                                                                                                    --------------
GAS UTILITIES (0.1%)
Keyspan Corp.
  7.25%, 11/15/05 ......................................................     2,975,000                   3,171,499
                                                                                                    --------------
MULTI -- UTILITIES (0.2%)
Calpine Canada Energy Finance
  8.50%, 5/1/08 ........................................................     1,125,000                   1,028,952
Progress Energy, Inc.
  7.75%, 3/1/31 ........................................................     1,425,000                   1,524,146
Williams Cos., Inc., Series A
  7.50%, 1/15/31 .......................................................       875,000                     852,435
                                                                                                    --------------
                                                                                                         3,405,533
                                                                                                    --------------
  TOTAL UTILITIES ......................................................                                20,708,453
                                                                                                    --------------
TOTAL LONG-TERM DEBT SECURITIES (25.8%)
  (Cost $548,262,110) ..................................................                               556,848,092
                                                                                                    --------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (1.4%)
JPMorgan Chase Nassau
  1.02%, 1/2/02 ........................................................    29,362,280                  29,362,280
                                                                                                    --------------
U.S. GOVERNMENT (0.7%)
U.S. Treasury Bill#
  6/20/02 ..............................................................    16,135,000                  16,000,817
                                                                                                    --------------
U.S. GOVERNMENT AGENCY (7.1%)
Federal Home Loan Bank
  (Discount Note) 1/11/02 ..............................................     9,115,000                   9,110,696
Federal Home Loan Mortgage
  Corp.
  (Discount Note) 1/2/02 ...............................................    73,300,000                  73,296,925
  (Discount Note) 1/3/02 ...............................................    71,250,000                  71,240,142
                                                                                                    --------------
                                                                                                       153,647,763
                                                                                                    --------------
TOTAL SHORT-TERM DEBT SECURITIES (9.2%)
  (Amortized Cost $199,010,860).........................................                               199,010,860
                                                                                                    --------------
TOTAL INVESTMENTS (103.5%)
  (Cost/Amortized Cost
  $2,215,287,913) ......................................................                             2,237,569,200
OTHER ASSETS LESS LIABILITIES
  (-3.5%) ..............................................................                               (76,217,656)
                                                                                                    --------------
NET ASSETS (100%) ......................................................                            $2,161,351,544
                                                                                                    ==============

EQ ADVISORS TRUST
EQ/ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001


--------------------------------------------------------------------------------
DISTRIBUTION OF INVESTMENTS BY GLOBAL REGION (Unaudited)

As a Percentage of Total Investments

Canada ..............................................................   0.2%
Latin America .......................................................   0.3
Scandinavia .........................................................   0.5
United Kingdom ......................................................   1.9
United States** .....................................................  96.9
Other European Countries ............................................   0.2
                                                                      -----
                                                                      100.0%
                                                                      =====

----------

#    All, or a portion of security out on loan (Note 1).

*    Non-income producing.

**   Includes Short-Term Debt Securities of 9.2%.

(S) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2001, these securities amounted to $39,785,412 or 1.84% of net assets.

     Glossary:

     ADR--American Depositary Receipt

     TBA--Security is subject to delayed delivery

     Step Bond--coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2001. Maturity date disclosed is the ultimate maturity date.

Investment security transactions for the year ended December 31, 2001 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities..........  $3,255,746,495
U.S. Government securities .............................     496,566,012
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities..........   3,158,193,882
U.S. Government securities .............................     626,002,609

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:



Aggregate gross unrealized appreciation .........   $   141,107,576
Aggregate gross unrealized depreciation .........      (120,625,104)
                                                    ---------------
Net unrealized appreciation .....................   $    20,482,472
                                                    ===============
Federal income tax cost of investments ..........   $ 2,217,086,728
                                                    ===============

At December 31, 2001, the Portfolio had loaned securities with a total value of $135,682,910 which was secured by collateral of $138,339,598 of which $42,928,428 was received in the form of securities.

For the period from January 1, 2001 to December 31, 2001, the Portfolio incurred approximately $874,237 in brokerage commissions with Bernstein (Sanford C.) & Co., Inc. an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $191,035,835 which expires in the year 2009.










                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001


-------------------------------------------------------------------
                                         NUMBER          VALUE
                                       OF SHARES        (NOTE 1)
-------------------------------------------------------------------
COMMON STOCKS:
TELECOMMUNICATION
  SERVICES (0.0%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (0.0%)
McLeodUSA, Inc.* ..................   91,439        $     33,833
RCN Corp.* ........................    1,867               5,470
VersaTel Telecom International
  N.V. ............................   92,251              85,330
                                                    ------------
TOTAL COMMON STOCKS (0.0%)
  (Cost $10,000)...................                      124,633
                                                    ------------
PREFERRED STOCKS:
CONSUMER DISCRETIONARY (2.1%)
MEDIA (2.1%)
Broadwing Communication, Inc.,
  Series B
  12.50% ..........................        2                 130
CSC Holdings, Inc.
  11.75% Series H .................   11,850           1,262,025
  11.125% Series M ................   95,878          10,115,181
                                                    ------------
  TOTAL CONSUMER DISCRETIONARY.....                   11,377,336
                                                    ------------
FINANCIALS (0.6%)
DIVERSIFIED FINANCIALS (0.1%)
Sinclair Capital
  11.625% .........................    4,100             414,100
                                                    ------------
REAL ESTATE (0.5%)
Sovereign REIT (S)
  12.00% ..........................    2,840           2,811,599
                                                    ------------
  TOTAL FINANCIALS ................                    3,225,699
                                                    ------------
INFORMATION TECHNOLOGY (0.0%)
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (0.0%)
Interact Electronic Marketing,
  Series B* (S)
  14.00% ..........................    1,500                  15
                                                    ------------
TELECOMMUNICATION SERVICES (1.5%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (0.6%)
Global Crossing Holdings Ltd.
  10.50% ..........................   47,362              47,362
Intermedia Communication, Inc.
  13.50% ..........................    3,096           3,313,234
XO Communications, Inc.
  14.00% ..........................    1,217                  12
                                                    ------------
                                                       3,360,608
                                                    ------------
WIRELESS TELECOMMUNICATION
  SERVICES (0.9%)
Nextel Communications, Inc.,
  Series E*
  11.125% .........................    9,365           4,776,201
                                                    ------------
  TOTAL TELECOMMUNICATION
     SERVICES .....................                    8,136,809
                                                    ------------
TOTAL PREFERRED STOCKS (4.2%)
  (Cost $29,103,153)...............                   22,739,859
                                                    ------------

----------------------------------------------------------------------------------------
                                                         NUMBER               VALUE
                                                      OF WARRANTS            (NOTE 1)
----------------------------------------------------------------------------------------
WARRANTS:
CONSUMER DISCRETIONARY (0.0%)
DISTRIBUTORS (0.0%)
Jostens, Inc., expiring 5/1/01* ..............         4,000             $     80,000
                                                                         ------------
INDUSTRIALS (0.0%)
CONSTRUCTION & ENGINEERING
  (0.0%)
Capital Pacific Holdings, Inc.,
  expiring 5/1/02 * (S) ......................        11,850                    2,963
                                                                         ------------
INFORMATION TECHNOLOGY (0.0%)
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (0.0%)
Interact Electronic Marketing,
  expiring 12/15/09* .........................         1,500                       15
Interact Systems, Inc.,
  expiring 8/1/03* ...........................         1,500                       15
                                                                         ------------
  TOTAL INFORMATION TECHNOLOGY................                                     30
                                                                         ------------
MATERIALS (0.0%)
CONTAINERS & PACKAGING (0.0%)
Pliant Corp., expiring 06/01/10* (S) .........           200                      300
                                                                         ------------
TOTAL WARRANTS (0.0%)
  (Cost $34,675)..............................                                 83,293
                                                                         ------------
                                                    PRINCIPAL
                                                     AMOUNT
                                                     ------
LONG-TERM DEBT SECURITIES:
CONSUMER DISCRETIONARY (26.0%)
AUTO COMPONENTS (1.3%)
Collins & Aikman Products Co.
  11.50%, 04/15/06 ...........................   $ 1,950,000                1,901,250
  10.75%, 12/31/11 (S) .......................     1,875,000                1,879,688
Dura Operating Corp., Series D
  9.00%, 05/01/09 ............................     3,225,000                3,031,500
                                                                         ------------
                                                                            6,812,438
                                                                         ------------
AUTOMOBILES (1.3%)
Avis Group Holdings, Inc.
  11.00%, 05/01/09 ...........................     6,500,000                6,890,000
                                                                         ------------
CASINOS & GAMING (3.4%)
Argosy Gaming Co.
  9.00%, 09/01/11 ............................     1,550,000                1,619,750
Boyd Gaming Corp. (S)
  9.25%, 08/01/09 ............................     2,775,000                2,830,500
Mandalay Resorts Group,
  Series B
  10.25%, 08/01/07 ...........................     2,405,000                2,495,187
MGM Grand, Inc.
  8.375%, 02/01/11 ...........................     1,875,000                1,851,563
  9.75%, 06/01/07 ............................     1,900,000                1,990,250
Mohegan Tribal Gaming
  8.375%, 07/01/11 ...........................     2,895,000                2,981,850
Park Place Entertainment
  9.375%, 02/15/07 ...........................     4,500,000                4,702,500
                                                                         ------------
                                                                           18,471,600
                                                                         ------------
DISTRIBUTORS (1.4%)
Jostens, Inc. ................................
  12.75%, 05/01/10 ...........................     4,000,000                4,400,000

EQ ADVISORS TRUST
EQ/ALLIANCE HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001

---------------------------------------------------------------------------------------------
                                                         PRINCIPAL                VALUE
                                                          AMOUNT                (NOTE 1)
---------------------------------------------------------------------------------------------
Transdigm, Inc.
10.375%, 12/01/08 .............................   $ 3,500,000              $  3,395,000
                                                                           ------------
                                                                              7,795,000
                                                                           ------------
HOTELS (2.4%)
Extended Stay America, Inc.
  9.875%, 06/15/11 ............................     4,235,000                 4,298,525
Intrawest Corp.
  9.75%, 08/15/08 .............................     3,500,000                 3,412,500
  10.50%, 02/01/10 ............................     1,120,000                 1,121,400
Meristar Hospitality Operation (S)
  10.50%, 06/15/09 ............................     1,315,000                 1,316,644
Sun International Hotels
  8.875%, 08/15/11 ............................     3,175,000                 2,992,437
                                                                           ------------
                                                                             13,141,506
                                                                           ------------
HOUSEHOLD DURABLES (1.9%)
D.R. Horton, Inc.
  10.50%, 04/01/05 ............................     4,000,000                 4,290,000
  8.00%, 02/01/09 .............................        40,000                    39,600
Schuler Homes, Inc. (S)
  10.50%, 07/15/11 ............................     3,960,000                 4,128,300
Sealy Mattress Co. (S)
  9.875%, 12/15/07 ............................     1,725,000                 1,725,000
                                                                           ------------
                                                                             10,182,900
                                                                           ------------
LEISURE FACILITIES (1.4%)
Premier Parks, Inc.
  9.75%, 06/15/07 .............................     3,725,000                 3,780,875
  9.75%, 04/01/08 .............................       785,000                   669,213
Six Flags, Inc.
  9.50%, 02/01/09 .............................     1,250,000                 1,257,812
Vail Resorts, Inc. (S)
  8.75%, 05/15/09 .............................     1,640,000                 1,590,800
                                                                           ------------
                                                                              7,298,700
                                                                           ------------
MEDIA (10.3%)
Adelphia Communications
  10.25%, 06/15/11 ............................     4,000,000                 3,990,000
  10.875%, 10/01/10 ...........................     4,630,000                 4,728,387
  9.25%, 10/01/02 Series B ....................       500,000                   503,125
Albritton Communications Co.,
  Series B
  9.75%, 11/30/07 .............................     1,315,000                 1,374,175
Charter Communications
  Holdings
  9.625%, 11/15/09 ............................     1,095,000                 1,108,688
  0.00%, 05/15/11
     (Step Bond) (b) ..........................    10,575,000                 6,503,625
  10.00%, 05/15/11 ............................     2,095,000                 2,131,662
  10.75%, 10/01/09 ............................    13,930,000                14,696,150
Fox Family Worldwide, Inc.
  9.25%, 11/01/07 .............................     4,000,000                 4,280,000
  0.00%, 11/01/07
     (Step Bond) (b) ..........................     2,723,000                 2,719,596
Goss Holdings, Inc.+(a)
  12.25%, 11/19/05 ............................     3,585,703                        --
Lin Holdings Corp.
  0.00%, 03/01/08
  (Step Bond) (b) .............................     5,200,000                 3,276,000
Mediacom Broadband LLC (S)
  11.00%, 07/15/13 ............................     2,735,000                 3,001,662
Paxson Communications Corp.
  10.75%, 07/15/08 ............................     4,125,000                 4,326,094
Sinclair Broadcast Group, Inc. (S)
  8.75%, 12/15/11 .............................     1,295,000                 1,295,000



---------------------------------------------------------------------------------------------
                                                         PRINCIPAL                VALUE
                                                          AMOUNT                (NOTE 1)
---------------------------------------------------------------------------------------------
Supercanal Holdings
  (Zero Coupon)(c) (S) + 07/15/05 .............   $ 1,738,812              $    869,406
Time Warner Telecom, Inc.
  10.125%, 02/01/11 ...........................     1,175,000                   942,938
                                                                           ------------
                                                                             55,746,508
                                                                           ------------
SPECIALTY STORES (1.0%)
Advance Stores Co., Inc. (S)
  10.25%, 04/15/08 ............................     2,620,000                 2,659,300
The Loewin Group, Inc.
  11.00%, 01/30/09 ............................     1,425,000                 1,446,375
  12.25%, 01/30/12 ............................     1,410,000                 1,533,375
                                                                           ------------
                                                                              5,639,050
                                                                           ------------
TEXTILES & APPAREL (1.6%)
Plastipak Holdings Inc. (S)
  10.75%, 09/01/11 ............................     3,925,000                 4,121,250
Remington Products Co. LLC
  11.00%, 05/15/06 ............................     3,910,000                 2,991,150
St. John Knits International, Inc.
  12.50%, 07/01/09 ............................     1,250,000                 1,237,500
                                                                           ------------
                                                                              8,349,900
                                                                           ------------
TOTAL CONSUMER DISCRETIONARY ..................                             140,327,602
                                                                           ------------
CONSUMER STAPLES (3.8%)
DRUG RETAIL (0.6%)
Rite Aid Corp. (S)
  11.25%, 07/01/08 ............................     3,040,000                 2,979,200
                                                                           ------------
FOOD DISTRIBUTORS (0.4%)
Fleming Cos., Inc., Series B
  10.50%, 12/01/04 ............................     2,295,000                 2,266,313
                                                                           ------------
FOOD PRODUCTS (0.8%)
Aurora Foods, Inc., Term B
  5.628%, 12/31/49 ............................     2,969,620                 2,913,197
Del Monte Corp., Series B
  9.25%, 05/15/11 .............................       875,000                   914,375
Dimon, Inc. (S)
  9.625%, 10/15/11 ............................       645,000                   667,575
SFC Sub, Inc.
  0.00%, 12/15/09
  (Step Bond) (b) .............................       383,149                     3,832
                                                                           ------------
                                                                              4,498,979
                                                                           ------------
FOOD RETAIL (1.2%)
Di Giorgio Corp., Series B
  10.00%, 06/15/07 ............................     1,500,000                 1,440,000
Ingles Markets, Inc. (S)
  8.875%, 12/01/11 ............................     1,425,000                 1,400,062
Stater Brothers Holdings
  10.75%, 08/15/06 ............................     3,750,000                 3,881,250
                                                                           ------------
                                                                              6,721,312
                                                                           ------------
HOUSEHOLD PRODUCTS (0.5%)
Resolution Performance (S)
  13.50%, 11/15/10 ............................     2,440,000                 2,659,600
                                                                           ------------
PERSONAL PRODUCTS (0.3%)
Playtex Products, Inc.
  9.375%, 06/01/11 ............................     1,460,000                 1,540,300
                                                                           ------------
  TOTAL CONSUMER STAPLES ......................                              20,665,704
                                                                           ------------
ENERGY (2.7%)
INTEGRATED OIL & GAS (0.1%)
Northern Offshore ASA
  10.00%, 05/15/05 ............................     1,175,000                   681,500
                                                                           ------------

EQ ADVISORS TRUST
EQ/ALLIANCE HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001


------------------------------------------------------------------------------------------
                                                  PRINCIPAL                VALUE
                                                   AMOUNT                (NOTE 1)
------------------------------------------------------------------------------------------
OIL & GAS DRILLING (0.5%)
DI Industries, Inc.
  8.875%, 07/01/07 .........................   $ 1,270,000              $  1,238,250
Pride Petroleum Services, Inc.
  9.375%, 05/01/07 .........................     1,340,000                 1,410,350
                                                                        ------------
                                                                           2,648,600
                                                                        ------------
OIL & GAS EQUIPMENT & SERVICES (0.7%)
Eott Energy Partners LP
  11.00%, 10/01/09 .........................     2,270,000                 2,247,300
Lone Star Technologies, Inc.,
  Series B
  9.00%, 06/01/11 ..........................     1,925,000                 1,617,000
                                                                        ------------
                                                                           3,864,300
                                                                        ------------
OIL & GAS EXPLORATION &
  PRODUCTION (1.2%)
Chesapeake Energy Corp.
  8.125%, 04/01/11 .........................     2,730,000                 2,648,100
Lomak Petroleum, Inc.
  8.75%, 01/15/07 ..........................     1,600,000                 1,520,000
Pennzoil-Quaker State Co. (S)
  10.00%, 11/01/08 .........................     2,000,000                 2,090,000
                                                                        ------------
                                                                           6,258,100
                                                                        ------------
OIL & GAS REFINING & MARKETING (0.2%)
Tesoro Petroleum Corp. (S)
  9.625%, 11/01/08 .........................     1,130,000                 1,172,375
                                                                        ------------
  TOTAL ENERGY .............................                              14,624,875
                                                                        ------------
FINANCIALS (9.8%)
ASSET BACKED (1.5%)
Finova Group, Inc.
  7.50%, 11/15/09 ..........................    12,028,000                 5,051,760
Markel Capital Trust I, Series B
  8.71%, 01/01/46 ..........................     1,250,000                   805,949
Nationwide CSN Trust (S)
  9.875%, 02/15/25 .........................     2,000,000                 2,074,668
                                                                        ------------
                                                                           7,932,377
                                                                        ------------
BANKS (0.7%)
Chohung Bank Co., Ltd.
  (Step Bond) (b) (S)
  11.875%, 04/01/10 ........................     3,500,000                 3,815,235
                                                                        ------------
DIVERSIFIED FINANCIALS (2.3%)
Intertek Finance plc, Series B
  10.25%, 11/01/06 .........................     3,660,000                 3,660,000
Mission Energy Holding Co
  13.50%, 07/15/08 .........................     3,260,000                 3,553,400
PTC International Finance II S.A.
  11.25%, 12/01/09 .........................     5,435,000                 5,435,000
                                                                        ------------
                                                                          12,648,400
                                                                        ------------
FOREIGN GOVERNMENT (1.5%)
Russian Federation (S)
  5.00%, 03/31/30 ..........................     4,900,000                 2,842,000
United Mexican States
  11.375%, 09/15/16 ........................     4,170,000                 5,130,142
                                                                        ------------
                                                                           7,972,142
                                                                        ------------
INSURANCE (0.3%)
Conseco, Inc.
  8.75%, 02/09/04 ..........................     3,140,000                 1,444,400
                                                                        ------------
REAL ESTATE (3.5%)
Felcor Lodging LP
  9.50%, 09/15/08 ..........................     1,920,000                 1,924,800
  8.50%, 06/01/11 ..........................     1,135,000                 1,089,600


------------------------------------------------------------------------------------------
                                                      PRINCIPAL                VALUE
                                                       AMOUNT                (NOTE 1)
------------------------------------------------------------------------------------------
Host Marriott LP,
  9.25%, 10/01/07 Series G .................   $ 4,430,000              $  4,413,388
  9.50%, 01/15/07 Series H (S) .............     3,085,000                 3,088,856
Istar Financial, Inc.
  8.75%, 08/15/08 ..........................     2,650,000                 2,651,844
LNR Property Corp.
  9.375%, 03/15/08 .........................     1,500,000                 1,481,250
  10.50%, 01/15/09 .........................     4,350,000                 4,404,375
                                                                        ------------
                                                                          19,054,113
                                                                        ------------
  TOTAL FINANCIALS .........................                              52,866,667
                                                                        ------------
HEALTH CARE (6.3%)
HEALTH CARE EQUIPMENT &
  SERVICES (6.3%)
Concentra Operating Corp.
  13.00%, 08/15/09 .........................     6,375,000                 6,821,250
HCA Healthcare Co.
  7.875%, 02/01/11 .........................     4,075,000                 4,156,500
IASIS Healthcare Corp.
  13.00%, 10/15/09 .........................     6,050,000                 6,534,000
Service Corp. International
  6.00%, 12/15/05 ..........................     4,265,000                 3,710,550
  6.50%, 03/15/08 ..........................     2,910,000                 2,473,500
  7.70%, 04/15/09 ..........................     1,940,000                 1,707,200
  6.30%, 03/15/20 ..........................       610,000                   585,600
Stewart Enterprises, Inc.
  10.75%, 07/01/08 .........................     2,185,000                 2,381,650
Triad Hospitals Holdings, Inc.
  11.00%, 05/15/09 .........................     1,620,000                 1,773,900
  8.75%, 05/01/09 Series B .................     1,485,000                 1,551,825
Unilab Finance Corp.
  12.75%, 10/01/09 .........................       816,000                   946,560
Vanguard Health Systems, Inc. (S)
  9.75%, 08/01/11 ..........................     1,350,000                 1,417,500
                                                                        ------------
  TOTAL HEALTHCARE .........................                              34,060,035
                                                                        ------------
INDUSTRIALS (6.9%)
BUILDING PRODUCTS (0.5%)
Meritage Corp.
  9.75%, 06/01/11 ..........................     2,625,000                 2,707,031
                                                                        ------------
COMMERCIAL SERVICES & SUPPLIES (3.7%)
Allied Waste North America
  8.875%, 04/01/08 .........................     3,775,000                 3,888,250
  8.50%, 12/01/08  (S) .....................     2,555,000                 2,580,550
  10.00%, 08/01/09 .........................    12,565,000                12,941,950
Iron Mountain, Inc.
  8.625%, 04/01/13 .........................       740,000                   769,600
                                                                        ------------
                                                                          20,180,350
                                                                        ------------
INDUSTRIAL CONGLOMERATES (0.6%)
Applied Extrusion Technology,
  Series B
  10.75%, 07/01/11 .........................     3,130,000                 3,309,975
                                                                        ------------
MACHINERY (1.7%)
Dresser, Inc.
  9.375%, 04/15/11 .........................     1,350,000                 1,377,000
Flowserve Corp.
  12.25%, 08/15/10 .........................     2,348,000                 2,618,020
Penhall International
  12.00%, 08/01/06 .........................     1,550,000                 1,581,000
Sequa Corp.
  9.00%, 08/01/09 ..........................     3,935,000                 3,718,575
                                                                        ------------
                                                                           9,294,595
                                                                        ------------

EQ ADVISORS TRUST
EQ/ALLIANCE HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001


-------------------------------------------------------------------------------
                                            PRINCIPAL                  VALUE
                                             AMOUNT                  (NOTE 1)
-------------------------------------------------------------------------------
MARINE (0.4%)
Statia Terminals Group
  11.75%, 11/15/03 ....................   $ 2,000,000              $  2,060,000
                                                                   ------------
  TOTAL INDUSTRIALS ...................                              37,551,951
                                                                   ------------
INFORMATION TECHNOLOGY (1.9%)
APPLICATION SOFTWARE (0.0%)
Interact Operating Co.
  14.00%, 08/01/03 ....................       983,097                        99
                                                                   ------------
SEMICONDUCTORS (1.0%)
Fairchild Semiconductor
  10.125%, 03/15/07 ...................     2,500,000                 2,562,500
  10.375%, 10/01/07 ...................     1,000,000                 1,037,500
  10.50%, 02/01/09 ....................     1,350,000                 1,434,375
                                                                   ------------
                                                                      5,034,375
                                                                   ------------
TELECOMMUNICATIONS EQUIPMENT (0.9%)
Filtronic plc
  10.00%, 12/01/05 ....................     5,565,000                 5,008,500
                                                                   ------------
  TOTAL INFORMATION TECHNOLOGY ........                              10,042,974
                                                                   ------------
MATERIALS (12.1%)
CHEMICALS (6.3%)
Airgas, Inc.
  9.125%, 10/01/11 ....................     1,345,000                 1,418,975
Aqua Chemicals, Inc.
  11.25%, 07/01/08 ....................     4,750,000                 3,040,000
Avecia Group plc
  11.00%, 07/01/09 ....................     7,480,000                 7,143,400
Ferro Corp.
  9.125%, 01/01/09 ....................     1,490,000                 1,532,022
Georgia Gulf Corp.
  10.375%, 11/01/07 ...................     3,830,000                 4,002,350
Huntsman ICI Chemicals
  10.125%, 07/01/09 ...................     5,050,000                 4,848,000
Lyondell Chemical Co.
  9.625%, 05/01/07 ....................     3,515,000                 3,550,150
  10.875%, 05/01/09 ...................     3,570,000                 3,302,250
  9.875%, 05/01/07 Series B ...........     3,000,000                 3,015,000
OM Group, Inc. (S)
  9.25%, 12/15/11 .....................     2,270,000                 2,315,400
                                                                   ------------
                                                                     34,167,547
                                                                   ------------
CONTAINERS & PACKAGING (3.0%)
Amtrol Acquisition, Inc.
  10.625%, 12/31/06 ...................     3,445,000                 2,790,450
Packaging Corporation of
  America
  9.625%, 04/01/09 ....................     2,350,000                 2,573,250
Riverwood International Corp.
  10.625%, 08/01/07 ...................     1,845,000                 1,937,250
  10.875%, 04/01/08 ...................       400,000                   406,000
Russell-Stanley Holdings, Inc. (S)
  9.00%, 11/30/08 .....................     1,333,300                   799,980
Stone Container Corp.
  9.25%, 02/01/08 .....................     2,280,000                 2,405,400
  9.75%, 02/01/11 .....................     4,625,000                 4,914,063
                                                                   ------------
                                                                     15,826,393
                                                                   ------------
METALS & MINING (2.5%)
Commonwealth Aluminum Corp.
  10.75%, 10/01/06 ....................       390,000                   388,050
Compass Minerals Group (S)
  10.00%, 08/15/11 ....................       650,000                   674,375
Golden Northwest Aluminium
  12.00%, 12/15/06 ....................     1,500,000                   900,000



-------------------------------------------------------------------------------
                                             PRINCIPAL                 VALUE
                                              AMOUNT                  (NOTE 1)
-------------------------------------------------------------------------------
Hanvit Bank (S)
  12.75%, 03/01/10 ....................   $   975,000              $  1,086,009
ORMET, Corp. (S)
  11.00%, 08/15/08 ....................     2,500,000                 1,575,000
P & L Coal Holdings Corp.
  8.875%, 05/15/08 ....................       738,000                   785,970
  9.625%, 05/15/08 ....................     4,675,000                 5,013,937
Republic Technologies/RTI
  Capital
  13.75%, 07/15/09 ....................     7,000,000                   455,000
U.S. Steel LLC (S)
  10.75%, 08/01/08 ....................     2,905,000                 2,774,275
                                                                   ------------
                                                                     13,652,616
                                                                   ------------
PAPER & FOREST PRODUCTS (0.3%)
Crown Paper Co. (c)
  11.00%, 09/01/05 ....................     5,735,000                   114,700
Doman Industries, Ltd.
  12.00%, 07/01/04 ....................     1,615,000                 1,437,350
                                                                   ------------
                                                                      1,552,050
                                                                   ------------
  TOTAL MATERIALS .....................                              65,198,606
                                                                   ------------
TELECOMMUNICATION SERVICES (13.6%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (4.9%)
Allegiance Telecom, Inc.
  12.875%, 05/15/08 ...................     3,000,000                 2,235,000
Echostar Dbs Corp.
  9.375%, 02/01/09 ....................    10,250,000                10,557,500
Econophone, Inc.
  13.50%, 07/15/07 ....................     5,900,000                    14,750
GCI, Inc.
  9.75%, 08/01/07 .....................     1,785,000                 1,740,375
Innova S de R. L.
  12.875%, 04/01/07 ...................     6,880,000                 6,536,000
Iridium LLC/Capital Corp. (c)
  10.875%, 07/15/05 ...................     5,000,000                   225,000
  14.00%, 07/15/05, Series B ..........    12,000,000                   540,000
McLeodUSA, Inc.
  11.375%, 01/01/09 ...................     1,075,000                   241,875
Microcell Telecommunications,
  Inc.,
  14.00%, Series B (Step Bond) ........       620,000                   528,550
  14.00%, 06/01/06 ....................     3,980,000                 3,392,950
Price Communications Wire,
  Series B
  9.125%, 12/15/06 ....................       375,000                   397,500
                                                                   ------------
                                                                     26,409,500
                                                                   ------------
WIRELESS TELECOMMUNICATION
  SERVICES (8.7%)
American Cellular Corp.
  9.50%, 10/15/09 .....................     4,060,000                 3,938,200
Dobson / Sygnet Communication
  12.25%, 12/15/08 ....................     4,195,000                 4,488,650
Nextel Communications, Inc.
  (Zero Coupon), 09/15/07 .............     2,980,000                 2,279,700
  (Zero Coupon) 02/15/08 ..............     1,470,000                 1,010,625
  9.375%, 11/15/09 ....................     7,100,000                 5,609,000
  5.25%, 01/15/10 .....................     4,390,000                 2,650,463
Nextel International, Inc.
  12.75%, 08/01/10 ....................     1,550,000                   108,500
Nextel Partners, Inc.
  11.00%, 03/15/10 ....................     4,350,000                 3,523,500
  12.50%, 11/15/09 (S) ................     1,440,000                 1,260,000

EQ ADVISORS TRUST
EQ/ALLIANCE HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001

------------------------------------------------------------------
                                       PRINCIPAL        VALUE
                                         AMOUNT        (NOTE 1)
------------------------------------------------------------------
Telecorp PCS, Inc.
  (Zero Coupon) 04/15/09 ...........  $ 6,050,000      $5,263,500
  10.625%, 07/15/10 ................    4,025,000       4,669,000
Tritel PCS, Inc.
  0.00%, 05/15/09
   (Step Bond) (b), ................    2,095,000       1,801,700
  10.375%, 01/15/11 ................    2,975,000       3,369,187
Triton PCS, Inc.
  8.75%, 11/15/11 (S) ..............    2,140,000       2,140,000
  0.00%, 05/01/08
     (Step Bond) (b) ...............    4,860,000       4,398,300
Voicestream Wireless Corp.
  10.375%, 11/15/09 ................      325,000         371,140
                                                     ------------
  TOTAL TELECOMMUNICATION
     SERVICES ......................                   46,881,465
                                                     ------------
                                                       73,290,965
                                                     ------------
UTILITIES (5.3%)
ELECTRIC UTILITIES (3.2%)
AES Corp.
  8.875%, 02/15/11 .................    3,720,000       3,050,400
  9.375%, 09/15/10 .................      650,000         585,000
  9.50%, 06/01/09 ..................    2,100,000       1,911,000
PG&E National Energy
  Group, Inc.
  10.375%, 05/16/11 ................    3,300,000       3,479,517
PSEG Energy Holdings
  9.125%, 02/10/04 .................    3,000,000       3,153,495
  10.00%, 10/01/09 .................    3,000,000       3,209,508
South Point Energy (S)
  9.825%, 05/30/19 .................    2,165,000       1,883,550
                                                     ------------
                                                       17,272,470
                                                     ------------
MULTI -- UTILITIES (2.1%)
Calpine Canada
  8.50%, 05/01/08 ..................   12,670,000      11,588,286
                                                     ------------
  TOTAL UTILITIES ..................                   28,860,756
                                                     ------------
TOTAL LONG-TERM DEBT
  SECURITIES (88.4%)
  (Cost $519,865,781)...............                 477,490,135
                                                     ------------


------------------------------------------------------------------
                                       PRINCIPAL        VALUE
                                         AMOUNT        (NOTE 1)
------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (0.1%)
JPMorgan Chase Nassau,
  1.02%,1/2/02 .....................  $   601,927    $   601,927
                                                    -------------
U.S. GOVERNMENT AGENCIES (5.2%)
Federal Home Loan Mortgage
  Corp. (Discount Note) 1/2/02 .....   28,100,000     28,098,821
                                                    -------------
TOTAL SHORT-TERM DEBT
  SECURITIES (5.3%)
  (Amortized Cost $28,700,748)......                  28,700,748
                                                    -------------
TOTAL INVESTMENTS (97.9%)
  (Cost/Amoritzed Cost
  $577,714,357).....................                 529,138,668
OTHER ASSETS
  LESS LIABILITIES (2.1%) ..........                  11,255,741
                                                    -------------
NET ASSETS (100%) ..................               $540,394,409
                                                   ==============

----------

*    Non-income producing.

(S) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may only be resold to qualified institutional buyers. At December 31, 2001, these securities amounted to $68,469,628 or 12.67% of net assets.

+    Illiquid security.

(a)  Paid-in-kind preferred, quarterly stock payments.

(b) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2001.

(c)  Security in default, non-income producing.

     Glossary:

     ADR--American Depositary Receipt

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2001 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $ 558,069,304
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      423,086,480

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........     $   19,286,184
Aggregate gross unrealized depreciation .........        (69,165,615)
                                                      --------------
Net unrealized depreciation .....................     $  (49,879,431)
                                                      ==============
Federal income tax cost of investments ..........     $  579,018,099
                                                      ==============

The Portfolio has a net capital loss carryforward of $285,710,751 of which $102,906,403 expires in the year 2007, $66,279,453 expires in the year 2008, and $114,524,895 expires in the year 2009.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001


-------------------------------------------------------------------------------
                                            PRINCIPAL                  VALUE
                                             AMOUNT                  (NOTE 1)
-------------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES:
FINANCIALS (74.5%)
ASSET BACKED (0.3%)
Ace Securities Corp.,
  Series 01-AQ1N N,
  9.25%, 3/25/31 ......................   $ 1,251,420              $  1,242,034
                                                                   ------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS (6.2%)
Asset Securitization Corp.,
  Series 97-MD7 A1B,
  7.41%, 1/13/30 ......................     3,750,000                 3,921,000
CS First Boston Mortgage
  Securities Corp.,
  Series 98-FL2A C,
  2.97%, 8/15/13 (S) ..................     6,000,000                 6,000,000
  Series 00-C1 AX IO,
  0.79%, 9/15/24 (S) ..................    19,773,694                   698,219
First Union National Bank
  Commercial Mortgage,
  Series 00-C2 IO,
  1.20%, 10/15/32 .....................    28,879,767                 2,030,248
Four Times Square Trust,
  Series 00-4TS A2,
  7.80%, 4/15/15 (S) ..................     2,500,000                 2,693,120
GS Mortgage Securities Corp. II,
  Series 01-ROCK A2,
  6.62%, 5/3/18 (S) ...................     6,800,000                 6,873,877
IMPAC Secured Assets 2001-2
  A2,
  6.38%, 4/25/32 ......................     4,000,000                 4,076,240
Structured Asset Securities Corp.,
  Series 01-2 A,
  7.50%, 7/25/30 (S) ..................     1,522,526                 1,516,816
                                                                   ------------
                                                                     27,809,520
                                                                   ------------
MORTGAGE RELATED (2.6%)
Bank of America Commercial
  Mortgage, Inc.,
  Series 00-2 X IO,
  1.09%, 8/15/10 ......................    60,691,300                 2,973,874
SMA Finance Co., Inc.,
  Series 98-C1 A1,
  6.27%, 11/16/05 (S) .................     5,415,604                 5,604,200
World Financial Properities,
  Series 96-WFP-D,
  6.95%, 9/1/13 (S) ...................     3,096,104                 3,151,958
                                                                   ------------
                                                                     11,730,032
                                                                   ------------
U.S. GOVERNMENT (21.2%)
U.S. Treasury Bonds
  10.38%, 11/15/09# ...................    35,000,000                41,146,875
  12.00%, 8/15/13# ....................    10,000,000                13,970,700
  3.38%, 4/15/32 ......................     5,000,000                 4,934,375
U.S. Treasury Notes
  6.75%, 5/15/05# .....................    15,600,000                16,961,350
  3.50%, 1/15/11
     (Inflation Indexed)# .............    10,214,400                10,179,283
  5.00%, 2/15/11# .....................     4,950,000                 4,934,917
  5.00%, 8/15/11# .....................     2,250,000                 2,242,957
                                                                   ------------
                                                                     94,370,457
                                                                   ------------
U.S. GOVERNMENT AGENCIES (44.2%)
Federal Home Loan Bank#
  4.75%, 6/28/04 ......................    19,500,000                19,960,005


-------------------------------------------------------------------------------
                                            PRINCIPAL                  VALUE
                                             AMOUNT                  (NOTE 1)
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
  5.25%, 2/15/04 ......................   $11,975,000              $ 12,412,806
  6.875%, 9/15/10# ....................    16,000,000                17,267,520
  5.654%, 11/1/31 .....................     7,147,514                 7,176,104
Federal National Mortgage
  Association
  5.50%, 7/18/06 ......................    15,000,000                15,161,700
  6.25%, 7/19/11# .....................    68,750,000                70,539,906
  7.50%, 12/25/31 .....................     4,873,488                 5,073,009
  6.00%, 1/25/16, TBA .................    18,000,000                18,045,000
  6.00%, 1/25/31, TBA .................    10,000,000                 9,778,100
  6.50%, 1/25/31, TBA .................    14,000,000                14,000,000
Government National Mortgage
  Association
  9.00%, 12/15/09 .....................     7,269,784                 7,867,288
                                                                   ------------
                                                                    197,281,438
                                                                   ------------
  TOTAL FINANCIALS ....................                             332,433,481
                                                                   ------------
TELECOMMUNICATION SERVICES (1.3%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (1.3%)
Verizon Wireless, Inc.
  2.27%, 12/17/03 (S) (i) .............     6,000,000                 5,997,011
                                                                   ------------
TOTAL LONG-TERM DEBT
  SECURITIES (75.8%)
  (Cost $336,323,770)..................                             338,430,492
                                                                   ------------
SHORT-TERM DEBT SECURITIES:
REPURCHASE AGREEMENTS (33.0%)
Goldman Sachs Group Inc.,
  1.70%, dated 12/31/01,
  due 1/2/02 (h) .....................     74,000,000                74,000,000
UBS Securities LLC, 1.70%,
  dated 12/31/01, due 1/2/02 (h) .....     73,343,000                73,343,000
                                                                     ----------
                                                                    147,343,000
                                                                    -----------
TIME DEPOSIT (0.1%)
JPMorgan Chase Nassau,
  1.02%, 1/2/02 ......................        236,568                   236,568
                                                                    -----------
U.S. GOVERNMENT AGENCIES (0.1%)
Federal National Mortgage
  Association
  (Discount Note), 1/4/02 ............        280,000                   279,952
                                                                    -----------
TOTAL SHORT-TERM DEBT
  SECURITIES (33.2%)
  (Amortized Cost $147,859,520).......                              147,859,520
                                                                    -----------
TOTAL INVESTMENTS (109.0%)
  (Cost/Amortized Cost
     $484,183,290)....................                              486,290,012
OTHER ASSETS
  LESS LIABILITIES (-9.0%) ...........                              (40,348,984)
                                                                    -----------
NET ASSETS (100%) ....................                             $445,941,028
                                                                   ============

---------------------

#    All, or a portion of security out on loan (Note 1).

(S) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2001, these securities amounted to $32,535,202 or 7.3% of net assets.

(h) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of this statement of net assets.

(i)  Illiquid Securities

Glossary:
IO--Interest Only
TBA--Securities subject to delayed delivery

EQ ADVISORS TRUST
EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2001 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $1,199,641,465
US Government securities ...............................       228,919,359
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     1,082,719,942
US Government securities ...............................       220,226,369

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation .........     $  3,323,727
Aggregate gross unrealized depreciation .........       (1,276,381)
                                                      ------------
Net unrealized appreciation .....................     $  2,047,346
                                                      ============
Federal income tax cost of investments ..........     $484,242,666
                                                      ============

At December 31, 2001, the Portfolio had loaned securities with a total value of $139,468,449 which was secured by collateral of $142,471,598 of which $92,819,820 was received in the form of securities.

The Portfolio has a net capital loss carryforward of $3,545,733, which expires in the year 2007.

The Portfolio utilized net capital loss carryforwards of $7,689,987 during 2001.







                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001


--------------------------------------------------------------------------------
                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
AUSTRALIA (0.8%)
Australia & New Zealand
  Banking Group Ltd.++ ...............         94,900         $       859,411
BHP Billiton Ltd.++ ..................         41,200                 219,979
Coles Meyer Ltd.++ ...................         34,300                 146,511
CSR Ltd.++ ...........................         86,300                 297,972
                                                              --------------
                                                                    1,523,873
                                                              --------------
BELGIUM (0.2%)
Interbrew++ ..........................         14,146                 384,351
                                                              --------------
FINLAND (2.3%)
Fortum OYJ++ .........................         24,300                 101,988
Nokia OYJ++ ..........................        135,904               3,477,606
Stora Enso OYJ++ .....................         78,800               1,001,232
                                                               --------------
                                                                    4,580,826
                                                               --------------
FRANCE (15.7%)
Accor S.A.++ .........................         23,800                 858,492
Alcatel S.A.++ .......................         38,912                 660,032
Assurances Generales de
  France++ ...........................         19,100                 909,499
Aventis S.A.++ .......................         14,900               1,049,777
BNP Paribas S.A.++ ...................         56,995               5,060,377
Carrefour S.A.#++ ....................         69,256               3,573,142
Compagnie de Saint Gobain++ ..........          5,680                 850,547
L'Oreal S.A.#++ ......................         58,241               4,162,530
LVMH Moet Hennessy Louis
  Vuitton#++ .........................         21,426                 865,042
Orange S.A.++ ........................          3,900                  35,075
Peugeot S.A.++ .......................         31,900               1,345,687
Sanofi-Synthelabo S.A.++ .............         57,789               4,278,281
Schneider Electric S.A.++ ............         29,263               1,396,023
Societe Generale, Class A++ ..........         17,800                 988,338
STMicroelectronics N.V.#++ ...........         66,223               2,109,423
Suez Lyonnaise des Eaux++ ............         13,100                 393,487
TotalFinaElf S.A.++ ..................         21,814               3,091,148
Usinor Sacilor++ .....................         36,100                 448,088
                                                               --------------
                                                                   32,074,988
                                                               --------------
GERMANY (3.5%)
AMB Aachener & Muenchener
  Beteiligungs-AG++ ..................          6,300                 656,247
BASF AG++ ............................          6,300                 232,962
Bayerische Hypo-und
  Vereinsbank AG++ ...................          8,300                 250,448
Bayerische Motoren Werke
  (BMW) AG++ .........................         41,754               1,459,130
DePfa Deutsche Pfandbriefbank
  AG++ ...............................          3,300                 185,156
E.On AG++ ............................          9,900                 510,855
Heidelberger Zement AG++ .............          2,300                 105,677
SAP AG++ .............................         15,672               2,038,503
Siemens AG++ .........................         11,300                 747,343
Volkswagen AG++ ......................         19,100                 882,642
                                                               --------------
                                                                    7,068,963
                                                               --------------
HONG KONG (2.4%)
Cheung Kong (Holdings) Ltd.++ ........        124,000               1,279,646
Citic Pacific Ltd.++ .................        559,000               1,235,647
CLP Holdings Ltd.++ ..................         13,000                  49,274
Johnson Electric Holdings Ltd.++......        277,000                 289,385
Li & Fung Ltd.++ .....................      1,018,000               1,134,851

--------------------------------------------------------------------------------
                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Wharf Holdings Ltd.++ ................        313,000          $      759,666
Wing Lung Bank Ltd.++ ................         14,000                  51,904
                                                               --------------
                                                                    4,800,373
                                                               --------------
IRELAND (2.5%)
Bank Of Ireland++ ....................         86,900                 816,211
CRH plc*++ ...........................        246,831               4,307,412
                                                               --------------
                                                                    5,123,623
                                                               --------------
ITALY (4.6%)
Alleanza Assicurazioni S.p.A.#++......        370,747               4,045,705
Banca Nazionale Del Lavoro
  S.p.A++ ............................         93,800                 188,553
Benetton Group S.p.A.++ ..............          7,500                  84,294
ENI S.p.A.++ .........................        275,462               3,426,998
Parmalat Finanziaria S.p.A.++ ........         30,200                  80,854
Riunione Adriatica di Sicurta
  S.p.A. (RNC)++ .....................         20,400                 238,473
San Paolo IMI S.p.A.++ ...............         43,000                 457,831
Telecom Italia Mobile S.p.A.++ .......         27,700                 153,461
Telecom Italia S.p.A.++ ..............         32,900                 279,072
Telecom Italia S.p.A. (RNC)++ ........          5,200                  27,568
UniCredito Italiano S.p.A.++ .........        109,300                 435,558
                                                               --------------
                                                                    9,418,367
                                                               --------------
JAPAN (22.1%)
Acom Co., Ltd.++ .....................          8,100                 586,433
Bank of Fukuoka Ltd.#++ ..............        277,000                 932,380
Banyu Pharmaceutical Co., Ltd.++......         85,000               1,256,562
Canon, Inc.++ ........................        159,000               5,436,306
Daiichi Pharmaceutical Co.,
  Ltd.++ .............................         20,000                 386,634
Daiwa House Industry Co., Ltd.++......        195,000               1,105,774
Daiwa Securities Group Ltd.++ ........         13,000                  67,904
Fast Retailing Co., Ltd.++ ...........          2,400                 212,148
Fuji Heavy Industry++ ................        161,000                 685,950
Hitachi Ltd.++ .......................        104,000                 756,894
Honda Motor Co., Ltd.++ ..............         72,300               2,866,621
Hoya Corp.++ .........................         37,000               2,196,311
Kao Corp.++ ..........................         73,000               1,508,063
Keyence Corp.++ ......................          4,000                 660,766
Matsushita Electric Industrial
  Co., Ltd.++ ........................         14,000                 178,625
Mitsubishi Corp.++ ...................         50,000                 322,574
Mitsui Chemicals, Inc.++ .............         74,000                 235,619
Mitsui O.S.K. Lines, Ltd.*++ .........        292,000                 584,409
Nippon Meat Packers, Inc.++ ..........         64,000                 674,412
Nomura Securities Co., Ltd.++ ........        123,000               1,566,551
NTT DoCoMo, Inc.++ ...................            202               2,358,318
Oji Paper Co., Ltd.++ ................        137,000                 541,114
Promise Co., Ltd.++ ..................          4,700                 252,624
Ricoh Co., Ltd.++ ....................         27,000                 499,441
Sankyo Co.++ .........................         24,000                 408,468
Sharp Corp.++ ........................         45,000                 522,980
Shin-Etsu Chemical Co., Ltd.++ .......        124,000               4,427,646
SMC Corp.++ ..........................         16,100               1,628,216
Sumitomo Trust & Banking Co.,
  Ltd.++ .............................        578,000               2,331,147
Takeda Chemical Industries
  Ltd.++ .............................        137,000               6,158,934
Takefuji Corp.++ .....................         10,600                 761,806
TANABE SEIYAKU CO., Ltd. *++                   36,000                 318,769
Tohoku Electric Power Co., Inc.++.....         55,600                 757,870

EQ ADVISORS TRUST
EQ/ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001

--------------------------------------------------------------------------------
                                                    NUMBER             VALUE
                                                   OF SHARES          (NOTE 1)
--------------------------------------------------------------------------------
Tokyo Style Co.++ .........................         26,000         $    221,549
Toppan Printing++ .........................         48,000              439,944
UFJ Holdings, Inc.++ ......................             35               76,682
Uny Co., Ltd.++ ...........................         58,000              585,683
Yamaha Corp.++ ............................         72,000              529,462
                                                                   ------------
                                                                     45,041,589
                                                                   ------------
SOUTH KOREA (2.5%)
Samsung Electronics Co., Ltd.
  (Foreign)++ .............................         15,580            3,300,277
SK Telecom Co., Ltd. (ADR)# ...............         81,860            1,769,813
                                                                   ------------
                                                                      5,070,090
                                                                   ------------
NETHERLANDS (2.8%)
ASML Holding N.V.*++ ......................         85,921            1,481,933
DSM NV*++ .................................         31,600            1,145,055
ING Groep N.V.++ ..........................         48,600            1,229,869
Koninklijke Royal Philips
  Electronics N.V.++ ......................         14,490              427,370
Koninklijke Vopak NV++ ....................          1,600               25,730
Royal Dutch Petroleum Co.++ ...............         19,900            1,000,495
Wolters Kluwer N.V.++ .....................         20,300              459,183
                                                                   ------------
                                                                      5,769,635
                                                                   ------------
PORTUGAL (0.1%)
Banco Espirito Santo++ ....................          8,800              112,512
Electricidade de Portugal S.A.++ ..........         67,800              146,174
Portucel-Empresa Produtora de
  Pasta e Papel, S.A.++ ...................         29,600               30,862
                                                                   ------------
                                                                        289,548
                                                                   ------------
SINGAPORE (0.1%)
United Overseas Bank Ltd.++ ...............         40,000              273,317
                                                                   ------------
SPAIN (4.3%)
Banco Bilbao Vizcaya
  Argentaria, S.A.++ ......................       365,426             4,488,113
Banco Santander Central
  Hispano S.A.++ ..........................       117,700               978,624
Grupo Dragados S.A.++ .....................        23,500               312,088
Iberdrola S.A.++ ..........................        58,900               760,873
Inditex S.A.++ ............................        32,537               615,522
Repsol YPF, S.A.++ ........................        24,000               347,356
Telefonica S.A.*++ ........................        92,863             1,233,250
                                                                   ------------
                                                                      8,735,826
                                                                   ------------
SWEDEN (2.2%)
Atlas Copco AB, Class A#++ ................       138,415             3,081,308
Electrolux AB, Class B++ ..................        19,500               289,706
Holmen AB++ ...............................        11,100               251,316
Nordea AB++ ...............................       153,500               808,743
                                                                   ------------
                                                                      4,431,073
                                                                   ------------
SWITZERLAND (3.8%)
Compagnie Financiere
  Reichemont, AG, Class A++ ...............        12,730               234,948
Credit Suisse Group++ .....................        45,985             1,947,766
Givaudan*++ ...............................         2,810               850,637
Holcim Ltd., Class B++ ....................         1,071               229,460
Novartis AG (Registered)++ ................        50,710             1,820,255
Swiss Reinsurance++ .......................        26,032             2,600,827
                                                                   ------------
                                                                      7,683,893
                                                                   ------------

--------------------------------------------------------------------------------
                                                 NUMBER                VALUE
                                                OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
TAIWAN (0.3%)
Taiwan Semiconductor
  Manufacturing Co., Ltd.*++ ..............       229,944          $    571,920
                                                                   ------------
UNITED KINGDOM (23.8%)
AstraZeneca plc++ .........................       134,821             6,025,409
AWG plc*++ ................................        67,200               523,493
Six Continents plc++ ......................        75,700               742,595
BHP Billiton plc++ ........................       304,000             1,530,546
BP plc++ ..................................       304,275             2,343,986
British American Tobacco plc++ ............       116,100               975,609
British Sky Broadcasting plc*++ ...........       433,782             4,730,868
BT Group plc++ ............................        78,600               286,874
CGNU plc++ ................................        98,900             1,205,592
Flextronics International Ltd.*++ .........        38,400               921,216
Lattice Group plc++ .......................       358,600               807,016
Lloyds TSB Group plc++ ....................       146,200             1,573,380
MM02 plc*++ ...............................        78,600                98,081
Pearson plc++ .............................       166,040             1,894,684
Reuters Group plc++ .......................        82,586               810,145
Royal & Sun Alliance Insurance
  Group plc++ .............................       325,300             1,852,481
Royal Bank of Scotland Group
  plc++ ...................................       266,494             6,427,931
Safeway plc++ .............................       418,000             1,929,629
Shell Transport & Trading Co.
  plc++ ...................................       344,000             2,342,329
Standard Chartered plc++ ..................       218,582             2,585,686
Tesco plc++ ...............................       368,555             1,323,882
Vodafone Group plc++ ......................     2,385,833             6,186,063
Wolseley plc++ ............................       169,400             1,405,170
                                                                   ------------
                                                                     48,522,665
                                                                   ------------
TOTAL COMMON STOCKS (94.0%)
  (Cost $215,841,110)......................                         191,364,920
                                                                   ------------
PREFERRED STOCK:
GERMANY (0.1%)
Volkswagen AG
  (Cost $277,046)..........................          9,700              296,978
                                                                   ------------
                                                    NUMBER OF
                                                    WARRANTS
                                                   ----------
WARRANT:
NETHERLANDS(0.8%)
ABN Amro Bank N.V., 1/10/02*
  (Cost $1,599,725)........................        636,200            1,586,727
                                                                   ------------
                                                   PRINCIPAL
                                                     AMOUNT
                                                 -------------

SHORT-TERM DEBT SECURITY:
TIME DEPOSIT (4.6%)
JPMorgan Chase Nassau,
  1.02%, 1/2/02
  (Amortized Cost $9,373,851).................  $9,373,851            9,373,851
                                                                      ---------
TOTAL INVESTMENTS (99.5%)
  (Cost/Amortized Cost
  $227,091,732)...............................                      202,622,476
OTHER ASSETS
  LESS LIABILITIES (0.5%) ....................                        1,041,571
                                                                    -----------
NET ASSETS (100%) ............................                     $203,664,047
                                                                   ============

EQ ADVISORS TRUST
EQ/ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001

----------

*    Non-income producing.

#    All, or a portion of security out on loan (Note 1).

++ Securities (totaling $190,636,678 or 93.6% of net assets) valued at fair value.

     Glossary:

     ADR--American Depositary Receipt

     RNC--Risparmio Non-Convertible Savings Shares


--------------------------------------------------------------------------------

MARKET SECTOR DIVERSIFICATION
As A Percentage of Total Equity Investments (Unaudited)

Consumer Discretionary ................................            12.4%
Consumer Staples ......................................             7.6
Energy ................................................             5.4
Financials ............................................
    Banks ............................................. 17.2
    Diversified Financials ............................  2.8
    Insurance .........................................  5.6
    Real Estate .......................................  1.0
                                                        ----
Total Financials ......................................            26.6
Health Care ...........................................            11.8
Industrials ...........................................             7.7
Information Technology ................................            11.1
Materials .............................................             8.1
Telecommunications Services ...........................             7.2
Utilities .............................................             2.1
                                                                  -----
                                                                  100.0%
                                                                  =====

--------------------------------------------------------------------------------
At December 31, 2001 the Portfolio had the following futures contracts open:
(Note 1)


                                                                                         UNREALIZED
                            NUMBER OF     EXPIRATION      ORIGINAL       VALUE AT      APPRECIATION/
PURCHASE                    CONTRACTS        DATE           VALUE        12/31/01      (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
CAC 40 10 Euro .........        20        January-02     $  803,424     $  819,439       $ 16,015
OML OMX ................        90        January-02        723,580        728,787          5,207
DAX Index ..............         9         March-02       1,030,830      1,031,511            681
FTSE 100 Index .........        41         March-02       3,082,276      3,082,140           (136)
MIB 30 Index ...........         5         March-02         720,401        716,170         (4,231)
SPI 200 ................        15         March-02         638,184        651,585         13,401
TOPIX Index ............        51         March-02       3,926,162      3,951,403         25,241
                                                                                         --------
                                                                                         $ 56,178
                                                                                         ========

EQ ADVISORS TRUST
EQ/ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001

--------------------------------------------------------------------------------

Investment security transactions for the year ended December 31, 2001 were as follows:

COST OF PURCHASES:
Stock and long-term corporate debt securities ............................................   $ 171,357,959

NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities ...........................................     187,414,618


As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation ..................................................   $   5,982,372
Aggregate gross unrealized depreciation ..................................................     (33,973,470)
                                                                                             -------------
Net unrealized depreciation ..............................................................   $ (27,991,098)
                                                                                             =============
Federal income tax cost of investments ...................................................   $ 230,613,574
                                                                                             =============

At December 31, 2001, the Portfolio had loaned securities with a total value of $16,378,274 which was secured by collateral of $17,155,743.

The Portfolio has a net capital loss carryforward of $26,964,316, which expires in the year 2009.



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001


--------------------------------------------------------------------------------
                                              PRINCIPAL                VALUE
                                               AMOUNT                (NOTE 1)
--------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
BANK NOTES (2.5%)
Dorada Finance, Inc. (S)
  2.04%, 11/1/02 ........................   $45,000,000         $   45,000,000
Norwest Financial Inc.
  7.88%, 2/15/02 ........................     5,000,000              5,034,454
                                                                --------------
  TOTAL BANK NOTES ......................                           50,034,454
                                                                --------------
CERTIFICATES OF DEPOSIT (10.6%)
Abbey National Treasury
  1.90%, 2/7/02 .........................    35,000,000             35,005,362
Allfirst Bank
  2.35%, 4/5/02 .........................    29,000,000             29,000,748
Bank of Nova Scotia
  1.75%, 2/11/02 ........................    30,000,000             30,001,698
Bank of Scotland NY
  1.78%, 3/25/02 ........................    30,000,000             30,000,689
Lloyds Bank plc
  1.80%, 2/19/02 ........................    35,000,000             35,000,000
Royal Bank of Canada
  1.86%, 3/13/02 ........................    26,000,000             26,000,000
SouthTrust Bank NA
  1.83%, 3/28/02 ........................    28,000,000             28,000,000
                                                                --------------
  TOTAL CERTIFICATES OF DEPOSIT .........                          213,008,497
                                                                --------------
COMMERCIAL PAPER (54.2%)
AWB Finance Ltd. (S)
  1.83%, 3/20/02 ........................    29,000,000             28,885,643
Banque Et Caisse D' Epargne
  Del Etat
  1.83%, 3/19/02 ........................    35,000,000             34,863,753
Barclays U.S. Funding Corp.
  1.84%, 2/28/02 ........................    40,000,000             39,882,066
 (Discount Note), 3/1/02 ................    40,000,000             39,884,000
Barton Capital Corp. (S)
  1.80%, 1/2/02 .........................    28,000,000             27,998,600
Canadian Imperial Holdings, Inc.
  1.79%, 3/25/02 ........................    28,500,000             28,383,039
CDC Commercial Paper Corp. (S)
  1.73%, 1/2/02 .........................    50,000,000             49,997,597
Clipper Receivables Corp.
  1.83%, 1/2/02 .........................    90,000,000             89,995,424
Coca Cola Co.
  1.79%, 3/8/02 .........................    20,690,000             20,622,482
Colgate-Palmolive Corp. (S)
  1.83%, 1/31/02 ........................     6,200,000              6,190,545
 2.20%, 4/30/02 .........................    20,000,000             19,855,878
Dresdner USA Financial, Inc.
  1.91%, 2/28/02 ........................     1,000,000                996,939
Equilon Enterprises LLC
  1.85%, 1/24/02 ........................     5,000,000              4,994,090
Exxon Project Invt. Corp.
  1.75%, 1/2/02 .........................    90,000,000             89,995,624
Fortis Funding LLC  (S)
  3.50%, 2/11/02 ........................    25,000,000             24,900,746
General Electric Cap Corp.
  1.86%, 5/16/02 ........................    80,000,000             79,445,000
Gillette Corp. (Restricted) (S)
  1.85%, 5/13/02 ........................    27,000,000             26,817,840

--------------------------------------------------------------------------------
                                              PRINCIPAL                VALUE
                                               AMOUNT                (NOTE 1)
--------------------------------------------------------------------------------
HSBC Americas, Inc.
  1.90%, 2/7/02 .........................   $25,000,000         $   24,951,181
KFW International Finance, Inc.
  2.71%, 3/7/02 .........................    27,500,000             27,365,938
LaSalle Bank NA
  3.40%, 3/6/02 .........................    33,000,000             33,000,000
Pfizer, Inc. (S)
  1.81%, 1/25/02 ........................    87,500,000             87,394,416
Private Export Funding Corp. (S)
 3.48%, 3/29/02 .........................    20,000,000             19,833,250
 1.83%, 5/28/02 .........................    35,000,000             34,739,892
Procter & Gamble Corp.
  1.78%, 3/27/02 ........................    30,000,000             29,874,625
SBC Communications, Inc. (S)
  1.83%, 1/31/02 ........................    27,000,000             26,958,825
Sigma Finance Corp.
  (Restricted) (S)
  3.53%, 4/3/02 .........................    40,000,000             39,642,222
Toyota Motor Credit Corp. (S)
  1.83%, 1/28/02 ........................    50,000,000             49,931,375
UBS Finance Corp.
  1.80%, 1/2/02 .........................    75,000,000             74,996,250
Verizon Network Funding Corp.
 1.90%, 1/28/02 .........................    15,000,000             14,978,625
 1.80%, 3/28/02 .........................    15,000,000             14,935,858
                                                                --------------
  TOTAL COMMERCIAL PAPER ................                        1,092,311,723
                                                                --------------
FINANCIALS (0.2%)
First Union Corp.
  8.13%, 6/24/02 ........................     5,000,000              5,143,291
                                                                --------------
TIME DEPOSITS (4.6%)
Chase Nassau,
  1.02%, 1/2/02 .........................       976,376                976,376
Deutsche Bank AG
  2.45%, 1/2/02 .........................    92,000,000             92,000,001
                                                                --------------
  TOTAL TIME DEPOSITS ...................                           92,976,377
                                                                --------------
U.S. GOVERNMENT AGENCIES (24.2%)
Federal Farm Credit Corp.
  5.25%, 5/1/02 .........................    21,900,000             22,026,505
 6.88%, 5/1/02 ..........................    10,201,000             10,313,942
Federal Home Loan Bank
  2.56%, 11/5/02 ........................    50,250,000             50,247,872
Federal Home Loan Mortgage
  Corp.
  1.81%, 11/29/02 .......................    50,000,000             49,987,457
 5.50%, 5/15/02 .........................    86,000,000             86,590,680
Federal National Mortgage
  Association
  1.75%, 3/15/02 ........................    23,387,000             23,304,483
 2.06%, 9/27/02 .........................    75,000,000             74,961,458
 5.38%, 3/15/02 .........................    44,630,000             44,849,983
Freddie Mac
  1.75%, 3/21/02 ........................    50,000,000             49,809,083
SallieMae, Inc.
  1.98%, 3/21/03 ........................    75,000,000             75,256,885
                                                                --------------
  TOTAL U.S. GOVERNMENT
     AGENCIES ...........................                          487,348,348
                                                                --------------

EQ ADVISORS TRUST
EQ/ALLIANCE MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001


----------------------------------------------------------------
                                                       VALUE
                                                      (NOTE 1)
----------------------------------------------------------------
TOTAL INVESTMENTS (96.3%)
(Amortized Cost $1,940,822,690)...............    $1,940,822,690
OTHER ASSETS LESS
  LIABILITIES (3.7%) .........................        75,055,068
                                                  --------------
NET ASSETS (100%) ............................    $2,015,877,758
                                                  ==============


Federal income tax cost of investments .........  $1,940,822,690
                                                  ==============

----------
(S) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2001, these securities amounted to $461,328,990 or 22.88% of net assets.


The Portfolio has a net capital loss carryforward of $114,993 which expires in the year 2009.











                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001


-------------------------------------------------------------------------------------------------------------
                                                                               NUMBER                VALUE
                                                                             OF SHARES              (NOTE 1)
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (20.3%)
COMPUTER & ELECTRONICS RETAIL (1.9%)
Best Buy Co., Inc.*# ...................................................       242,000           $ 18,024,160
                                                                                                 ------------
DEPARTMENT STORES (7.0%)
Kohl's Corp.* ..........................................................       956,800             67,396,992
                                                                                                 ------------
GENERAL MERCHANDISE STORES (1.3%)
Target Corp. ...........................................................       299,300             12,286,265
                                                                                                 ------------
HOME IMPROVEMENT RETAIL (2.8%)
Home Depot, Inc. .......................................................       329,000             16,782,290
Lowe's Cos., Inc. ......................................................       209,200              9,708,972
                                                                                                 ------------
                                                                                                   26,491,262
                                                                                                 ------------
INTERNET RETAIL (1.9%)
eBay, Inc.*# ...........................................................       276,900             18,524,610
                                                                                                 ------------
MEDIA (5.4%)
AOL Time Warner, Inc. * ................................................       674,000             21,635,400
Comcast Corp., Class A*# ...............................................       214,100              7,707,600
Liberty Media Corp., Class A * .........................................       909,800             12,737,200
Viacom, Inc., Class B*# ................................................       234,054             10,333,484
                                                                                                 ------------
                                                                                                   52,413,684
                                                                                                 ------------
  TOTAL CONSUMER DISCRETIONARY .........................................                          195,136,973
                                                                                                 ------------
CONSUMER STAPLES (3.4%)
DRUG RETAIL (2.7%)
Walgreen Co. ...........................................................       758,700             25,537,842
                                                                                                 ------------
FOOD RETAIL (0.7%)
Safeway, Inc.* .........................................................       163,400              6,821,950
                                                                                                 ------------
  TOTAL CONSUMER STAPLES ...............................................                           32,359,792
                                                                                                 ------------
FINANCIALS (18.7%)
DIVERSIFIED FINANCIALS (17.1%)
Citigroup, Inc. ........................................................       892,762             45,066,626
Fannie Mae .............................................................       119,100              9,468,450
Freddie Mac ............................................................       709,500             46,401,300
Goldman Sachs Group, Inc. ..............................................        56,800              5,268,200
Household International, Inc. ..........................................         8,800                509,872
MBNA Corp. .............................................................     1,634,650             57,539,680
                                                                                                 ------------
                                                                                                  164,254,128
                                                                                                 ------------
INSURANCE (1.6%)
American International Group,
  Inc. .................................................................       199,600             15,848,240
                                                                                                 ------------
  TOTAL FINANCIALS .....................................................                          180,102,368
                                                                                                 ------------
HEALTH CARE (20.5%)
HEALTH CARE EQUIPMENT &
  SERVICES (11.8%)
Baxter International, Inc. .............................................        82,900              4,445,927
Cardinal Health, Inc. ..................................................       442,700             28,624,982
Tenet Healthcare Corp.* ................................................       426,600             25,049,952
UnitedHealth Group, Inc. ...............................................       786,400             55,653,528
                                                                                                 ------------
                                                                                                  113,774,389
                                                                                                 ------------

-------------------------------------------------------------------------------------------------------------
                                                                             NUMBER                 VALUE
                                                                           OF SHARES               (NOTE 1)
-------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS (8.7%)
Johnson & Johnson ......................................................     677,700             $ 40,052,070
Pfizer, Inc. ...........................................................   1,086,525               43,298,021
                                                                                                 ------------
                                                                                                   83,350,091
                                                                                                 ------------
  TOTAL HEALTH CARE ....................................................                          197,124,480
                                                                                                 ------------
INDUSTRIALS (12.2%)
AEROSPACE & DEFENSE (0.4%)
United Technologies Corp. ..............................................      64,000                4,136,320
                                                                                                 ------------
AIRLINES (3.9%)
Continental Airlines, Inc.,
  Class B*# ............................................................     374,600                9,818,266
Delta Air Lines, Inc. ..................................................      83,700                2,449,062
KLM Royal Dutch Airlines N.V.
  New York Shares* .....................................................     575,480                6,376,318
Northwest Airlines Corp.,
  Class A*# ............................................................     673,700               10,577,090
UAL Corp.# .............................................................     595,100                8,033,850
                                                                                                 ------------
                                                                                                   37,254,586
                                                                                                 ------------
INDUSTRIAL CONGLOMERATES (7.9%)
General Electric Co. ...................................................     940,900               37,711,272
Tyco International Ltd.# ...............................................     660,635               38,911,402
                                                                                                 ------------
                                                                                                   76,622,674
                                                                                                 ------------
  TOTAL INDUSTRIALS ....................................................                          118,013,580
                                                                                                 ------------
INFORMATION TECHNOLOGY (14.1%)
COMPUTER HARDWARE (2.4%)
Dell Computer Corp.* ...................................................     408,500               11,103,030
International Business Machines
  Corp. ................................................................     103,300               12,495,168
                                                                                                 ------------
                                                                                                   23,598,198
                                                                                                 ------------
IT CONSULTING & SERVICES (2.5%)
Electronic Data Systems Corp. ..........................................     352,400               24,157,020
                                                                                                 ------------
NETWORKING EQUIPMENT (0.2%)
Cisco Systems, Inc.* ...................................................      82,800                1,499,508
                                                                                                 ------------
SEMICONDUCTORS (1.7%)
Intel Corp. ............................................................     513,000               16,133,850
                                                                                                 ------------
SYSTEMS SOFTWARE (3.2%)
Microsoft Corp.* .......................................................     468,400               31,031,500
                                                                                                 ------------
TELECOMMUNICATIONS EQUIPMENT (4.1%)
Nokia OYJ (ADR)# .......................................................   1,416,700               34,751,651
QUALCOMM, Inc.* ........................................................      96,800                4,888,400
                                                                                                 ------------
                                                                                                   39,640,051
                                                                                                 ------------
 TOTAL INFORMATION TECHNOLOGY ..........................................                          136,060,127
                                                                                                 ------------
TELECOMMUNICATION SERVICES (11.1%)
WIRELESS TELECOMMUNICATION
  SERVICES (11.1%)
AT&T Wireless Services, Inc. * .........................................   3,022,195               43,428,942
Sprint Corp. (PCS Group)*# .............................................   1,089,400               26,592,254
Vodafone Group plc (ADR)# ..............................................   1,441,400               37,015,152
                                                                                                 ------------
                                                                                                  107,036,348
                                                                                                 ------------
TOTAL COMMON STOCKS (100.3%)
  (Cost $974,525,183)...................................................                          965,833,668
                                                                                                 ------------

EQ ADVISORS TRUST
EQ/ALLIANCE PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001

------------------------------------------------------------------------
                                           PRINCIPAL          VALUE
                                             AMOUNT          (NOTE 1)
------------------------------------------------------------------------
SHORT-TERM DEBT
  SECURITIES:
TIME DEPOSIT (0.3%)
JPMorgan Chase Nassau,
  1.02%, 1/2/02
  (Amortized Cost $3,334,187).........   $3,334,187       $  3,334,187
TOTAL INVESTMENTS (100.6%)
  (Cost/Amortized Cost
  $977,859,370) ......................                     969,167,855
OTHER ASSETS LESS
  LIABILITIES (-0.6%) ................                      (5,761,254)
                                                          ------------
NET ASSETS (100%) ....................                    $963,406,601
                                                          ============

----------

*    Non-income producing

#    All, or a portion of security out on loan (Note 1).

     Glossary:

     ADR--American Depositary Receipt


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2001 were as follows:

COST OF PURCHASES:
 Stocks and long-term corporate debt securities ......... $1,494,952,951

NET PROCEEDS OF SALES AND REDEMPTIONS:
 Stocks and long-term corporate debt securities .........  1,577,602,740

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation..........   $  63,316,302
Aggregate gross unrealized depreciation..........     (83,109,537)
                                                    -------------
Net unrealized depreciation .....................   $ (19,793,235)
                                                    -------------
Federal income tax cost of investments ..........   $ 988,961,090
                                                    =============

At December 31, 2001, the Portfolio had loaned securities with a total value of $131,298,143 which was secured by collateral of $136,084,070.

The Portfolio has a net capital loss carryforward of $374,280,081 which expires in the year 2009.

During the year, the Portfolio processed in-kind capital redemptions. For accounting purposes, the securities included in the redemption were determined on a pro-rata basis and were recorded as investment sales for which the Portfolio recorded net realized gains of $55,398,076. The total value of the in-kind redemptions is reflected in the capital section of the Portfolio's Statement of Changes in Net Assets.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE QUALITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001


--------------------------------------------------------------------------------
                                      PRINCIPAL                  VALUE
                                       AMOUNT                  (NOTE 1)
--------------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES:
CONSUMER DISCRETIONARY (4.8%)
AUTOMOBILES (1.2%)
DaimlerChrysler NA Holdings
  6.40%, 5/15/06# ................   $ 3,550,000              $  3,545,243
Ford Motor Co.
  7.45%, 7/16/31 .................       685,000                   627,589
                                                              ------------
                                                                 4,172,832
                                                              ------------
GENERAL MERCHANDISE STORES (0.6%)
Wal-Mart Stores, Inc.
  6.875%, 8/10/09 ................     1,970,000                 2,128,941
                                                              ------------
MEDIA (3.0%)
Liberty Media Corp.#
  8.25%, 2/1/30 ..................       560,000                   529,699
Time Warner Entertainment LP
  8.375%, 3/15/23 ................     1,950,000                 2,173,761
  8.375%, 7/15/33 ................     3,010,000                 3,412,235
Walt Disney Co., Series MTN
  4.875%, 7/2/04 .................     4,585,000                 4,609,942
                                                              ------------
                                                                10,725,637
                                                              ------------
  TOTAL CONSUMER DISCRETIONARY                                  17,027,410
                                                              ------------
CONSUMER STAPLES (1.0%)
FOOD PRODUCTS (1.0%)
Kraft Foods, Inc.
  4.625%, 11/1/06 ................       900,000                   880,514
  5.625%, 11/1/11# ...............     2,025,000                 1,963,866
Tyson Foods, Inc. (S) #
  8.25%, 10/1/11 .................       750,000                   794,267
                                                              ------------
  TOTAL CONSUMER STAPLES .........                               3,638,647
                                                              ------------
ENERGY (1.6%)
INTEGRATED OIL & GAS (1.2%)
Amerada Hess Corp.
  7.875%, 10/1/29 ................     1,020,000                 1,096,836
Conco Funding Co.
  5.45%, 10/15/06 ................       750,000                   750,290
Conoco, Inc.#
  6.95%, 4/15/29 .................     2,500,000                 2,542,170
                                                              ------------
                                                                 4,389,296
                                                              ------------
OIL & GAS EXPLORATION &
  PRODUCTION (0.4%)
Devon Financing Corp. (S)
  7.875%, 9/30/31 ................     1,195,000                 1,209,492
                                                              ------------
  TOTAL ENERGY ...................                               5,598,788
                                                              ------------
FINANCIALS (61.3%)
ASSET BACKED (6.9%)
Citibank Credit Card Master
  Trust I, Series 1997-6 A
  (Zero Coupon) 8/15/06 ..........     3,275,000                 2,937,106
Citibank Credit Card Issuance
  Trust, Series 00-A3
  6.875%, 11/16/09 ...............     5,280,000                 5,661,147
Daimler Chrysler Auto Trust,
  Series 01-C A4#
  4.63%, 12/6/06 .................     2,015,000                 2,030,373
Discover Card Master Trust I,
  Series 00-9 A
  6.35%, 7/15/08 .................     1,795,000                 1,883,148


--------------------------------------------------------------------------------
                                       PRINCIPAL                  VALUE
                                        AMOUNT                  (NOTE 1)
--------------------------------------------------------------------------------
  Series 99-6 A
     6.85%, 7/17/07 ..............   $ 2,555,000              $  2,719,999
Great Western Financial Trust II,
  Series A
  8.206%, 2/1/27 .................     1,650,000                 1,622,986
MBNA Credit Card Master Note
  Trust, Series 01-A1 A1#
  5.75%, 10/15/08 ................     7,625,000                 7,846,845
                                                              ------------
                                                                24,701,604
                                                              ------------
BANKS (6.7%)
Banc One Corp.
  7.625%, 10/15/26 ...............       740,000                   787,055
Bank One Corp.#
  7.625%, 8/1/05 .................     5,845,000                 6,344,689
  7.875%, 8/1/10 .................     1,460,000                 1,607,625
Barclays Bank plc (S)
  7.375%, 6/29/49 ................     2,495,000                 2,582,405
 8.55%, 12/31/49 .................     2,500,000                 2,785,977
FleetBoston Financial Corp.
  4.875%, 12/1/06 ................     1,400,000                 1,368,478
Royal Bank of Scotland
  Group plc
  7.648%, 12/31/49 ...............     1,275,000                 1,286,239
Standard Chartered Bank (S) #
  8.00%, 5/30/31 .................       950,000                   966,254
Unicredito Italiano Capital
  Trust II (S)
  9.20%, 10/29/49 ................     4,400,000                 4,893,156
Washington Mutual Finance
  Corp.#
  6.875%, 5/15/11 ................     1,300,000                 1,335,857
                                                              ------------
                                                                23,957,735
                                                              ------------
DIVERSIFIED FINANCIALS (6.7%)
Citicorp
  7.00%, 7/1/07 ..................     2,275,000                 2,416,733
Citigroup, Inc.#
  6.75%, 12/1/05 .................     1,625,000                 1,727,687
Ford Motor Credit Co.
  6.70%, 7/16/04 .................     3,275,000                 3,320,994
General Motors Acceptance
  Corp.
  6.875%, 9/15/11 ................     1,500,000                 1,467,075
 8.00%, 11/1/31 ..................     1,470,000                 1,496,144
Household Finance Corp.
  6.50%, 11/15/08 ................     2,035,000                 2,031,909
JP Morgan Chase & Co.#
  6.75%, 2/1/11 ..................     3,885,000                 3,976,981
Merrill Lynch & Co., Series
  MNTB#
  5.35%, 6/15/04 .................     4,775,000                 4,902,483
Morgan Stanley Dean Witter & Co.#
 6.10%, 4/15/06 ..................     2,500,000                 2,576,290
                                                              ------------
                                                                23,916,296
                                                              ------------
FOREIGN GOVERNMENT (0.8%)
Quebec Province
  7.50%, 9/15/29 .................       865,000                   964,254
United Mexican States#
  8.375%, 1/14/11 ................     1,630,000                 1,691,125
                                                              ------------
                                                                 2,655,379
                                                              ------------

EQ ADVISORS TRUST
EQ/ALLIANCE QUALITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001

--------------------------------------------------------------------------------
                                               PRINCIPAL                VALUE
                                                AMOUNT                (NOTE 1)
--------------------------------------------------------------------------------
U.S. GOVERNMENT (11.0%)
U.S. Treasury Bonds
10.375%, 11/15/12 ...................   $ 5,930,000              $  7,597,813
 8.125%, 8/15/19# ...................    13,190,000                16,654,486
 5.375%, 2/15/31# ...................     6,900,000                 6,802,972
U.S. Treasury Notes
 6.50%, 10/15/06# ...................     5,680,000                 6,186,099
 5.00%, 8/15/11# ....................     1,730,000                 1,724,585
                                                                 ------------
                                                                   38,965,955
                                                                 ------------
U.S. GOVERNMENT AGENCIES (29.2%)
Federal National Mortgage
  Association
 5.00%, 1/15/07# ....................     7,000,000                 7,028,420
 5.375%, 11/15/11# ..................     3,915,000                 3,796,047
 7.00%, 5/1/12 ......................       798,649                   826,970
 7.00%, 9/1/14 ......................     1,996,898                 2,067,710
 6.50%, 11/1/14 .....................       379,342                   386,718
 7.00%, 2/1/15 ......................     5,298,881                 5,486,784
 7.00%, 10/1/15 .....................        94,089                    97,323
 7.00%, 12/1/15 .....................     2,490,000                 2,575,581
 7.00%, 2/1/16 ......................     2,090,927                 2,165,073
 6.50%, 3/1/16 ......................    10,992,054                11,205,772
 6.50%, 5/1/16 ......................     1,087,734                 1,108,883
 6.50%, 6/1/16 ......................     3,015,000                 3,073,401
 7.00%, 7/1/16 ......................     2,127,572                 2,200,697
 6.00%, 3/1/29 ......................     4,478,052                 4,388,891
 6.00%, 7/1/29 ......................     2,940,915                 2,878,641
 6.00%, 5/1/31 ......................     1,920,940                 1,878,314
 6.00%, 11/1/31 .....................     1,420,000                 1,388,490
 6.50%, 11/1/31 .....................     3,074,971                 3,074,971
 6.50%, 1/17/17 TBA .................     2,000,000                 2,038,760
 6.00%, 1/25/31 TBA .................     2,000,000                 1,955,620
 6.50%, 1/25/31 TBA .................    32,575,000                32,575,000
Government National Mortgage
  Association
 6.50%, 5/15/29 .....................     6,469,192                 6,498,711
 6.50%, 12/15/29 ....................        81,411                    81,690
 6.50%, 12/15/30 ....................     1,121,788                 1,125,636
 6.50%, 5/15/31 .....................     1,495,566                 1,502,390
 6.50%, 10/15/31 ....................     2,544,999                 2,553,728
                                                                 ------------
                                                                  103,960,221
                                                                 ------------
  TOTAL FINANCIALS ..................                             218,157,190
                                                                 ------------
HEALTH CARE (0.5%)
PHARMACEUTICALS (0.5%)
Bristol-Myers Squibb Co.#
  4.75%, 10/1/06 ....................     1,875,000                 1,859,844
                                                                 ------------
INDUSTRIALS (0.7%)
INDUSTRIAL CONGLOMERATES (0.7%)
Tyco International Group S.A.#
  6.375%, 2/15/06 ...................     2,260,000                 2,308,219
                                                                 ------------
MATERIALS (0.2%)
PAPER & FOREST PRODUCTS (0.2%)
International Paper Co.
  6.75%, 9/1/11# ....................       615,000                   619,299
                                                                 ------------


-----------------------------------------------------------------------------
                                          PRINCIPAL                  VALUE
                                           AMOUNT                   (NOTE 1)
-----------------------------------------------------------------------------
TELECOMMUNICATION SERVICES (6.8%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (5.8%)
AT&T Corp. (S)
  7.30%, 11/15/11 ...................   $ 2,050,000              $  2,106,519
British Telecom plc
  (Step Bond) (b)
  8.875%, 12/15/30 ..................     3,365,000                 3,876,436
Qwest Capital Funding#
  7.90%, 8/15/10 ....................     1,620,000                 1,648,086
Sprint Capital Corp.#
  7.625%, 1/30/11 ...................     2,870,000                 3,014,496
Verizon Global Funding Corp.
  7.75%, 12/1/30 ....................     2,500,000                 2,772,850
Verizon Wireless, Inc. (S)
  2.27%, 12/17/03 ...................     5,500,000                 5,497,261
Worldcom, Inc.
  8.25%, 5/15/31 ....................     1,660,000                 1,754,711
                                                                 ------------
                                                                   20,670,359
                                                                 ------------
WIRELESS TELECOMMUNICATION
  SERVICES (1.0%)
AT&T Wireless Group
  8.75%, 3/1/31 .....................     3,250,000                 3,683,511
                                                                 ------------
  TOTAL TELECOMMUNICATION
     SERVICES .......................                              24,353,870
                                                                 ------------
UTILITIES (4.4%)
ELECTRIC UTILITIES (3.9%)
Aep Resources, Inc. (S)
  6.50%, 12/1/03 ....................     2,865,000                 2,952,260
Cilcorp, Inc.
  9.375%, 10/15/29 ..................       700,000                   693,238
FirstEnergy Corp.,
  5.50%, 11/15/06# Series A .........     3,500,000                 3,443,692
  6.45%, 11/15/11 Series B ..........     1,625,000                 1,590,956
Powergen US Funding LLC
  4.50%, 10/15/04 ...................     1,750,000                 1,731,543
PSE&G Energy Holdings
  8.50%, 6/15/11 ....................     2,575,000                 2,519,125
TXU Corp.,
  6.375%, 1/1/08 Series C ...........       355,000                   351,343
  6.375%, 6/15/06 Series J# .........       750,000                   755,423
                                                                 ------------
                                                                   14,037,580
                                                                 ------------
GAS UTILITIES (0.3%)
Keyspan Corp.
  7.25%, 11/15/05 ...................       990,000                 1,055,389
                                                                 ------------
MULTI -- UTILITIES (0.2%)
Progress Energy, Inc.
  7.75%, 3/1/31 .....................       495,000                   529,440
Williams Cos., Inc., Series A
  7.50%, 1/15/31 ....................       210,000                   204,585
                                                                 ------------
                                                                      734,025
                                                                 ------------
  TOTAL UTILITIES ...................                              15,826,994
                                                                 ------------
TOTAL LONG-TERM DEBT
  SECURITIES (81.3%)
  (Cost $285,272,764)................                             289,390,261
                                                                 ------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (0.1%)
JPMorgan Chase Nassau
  1.02%, 1/2/02 .....................       512,182                   512,182
                                                                 ------------

EQ ADVISORS TRUST
EQ/ALLIANCE QUALITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001

---------------------------------------------------------------
                                      PRINCIPAL        VALUE
                                       AMOUNT         (NOTE 1)
---------------------------------------------------------------
U.S. GOVERNMENT (2.8%)
U.S. Treasury Bill
  6/6/2002 .......................  $ 9,925,000    $  9,850,215
                                                   ------------
U.S. GOVERNMENT AGENCIES (24.9%)
Federal Home Loan Bank
  (Discount Note) 1/11/02 ........    2,035,000       2,034,040
Federal Home Loan Mortgage
  Corp.
  (Discount Note) 1/2/02 .........   52,300,000      52,297,806
  (Discount Note) 1/3/02 .........   34,330,000      34,325,250
                                                   ------------
TOTAL U.S. GOVERNMENT AGENCIES....                   88,657,096
                                                   ------------
TOTAL SHORT-TERM DEBT
  SECURITIES (27.8%)
  (Amortized Cost $99,019,493)....                   99,019,493
                                                   ------------

----------------------------------------------------------------
                                            VALUE
                                           (NOTE 1)
----------------------------------------------------------------
TOTAL INVESTMENTS (109.1%)
  (Cost/Amortized Cost
  $384,292,257).....................    $ 388,409,754
OTHER ASSETS
  LESS LIABILITIES (-9.1%) .........      (32,469,377)
                                        -------------
NET ASSETS (100%) ..................    $ 355,940,377
                                        =============

------------

TBA--Security is subject to delayed delivery.

(S) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2001 these securities amounted to $23,787,591 or 6.68% of net assets.

#    All, or a portion of security out on loan (Note 1)

(b) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2001.

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2001 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $ 675,442,470
U.S. Government securities .............................      349,037,564

NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      806,125,281
U.S. Government securities .............................      476,237,190

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:



Aggregate gross unrealized appreciation .........     $   5,270,764
Aggregate gross unrealized depreciation .........        (1,348,255)
                                                      -------------
Net unrealized appreciation .....................     $   3,922,509
                                                      =============
Federal income tax cost of investments ..........     $ 384,487,245
                                                      =============

At December 31, 2001, the Portfolio had loaned securities with a total value of $79,158,961 which was secured by collateral of $80,230,718 of which $23,702,058 was in the form of securities.

The Portfolio has a net capital loss carryforward of $3,591,195 which expires in the year 2008.

The Portfolio utilized net capital loss carryforward of $12,266,651 during 2001.

During the year, the Portfolio processed in-kind capital redemptions. For accounting purposes, the securities included in the redemption were determined on a pro-rata basis and were recorded as investment sales for which the Portfolio recorded net realized losses of $12,170,486. The total value of the in-kind redemptions is reflected in the capital section of the Portfolio's Statement of Changes in Net Assets.






                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001


--------------------------------------------------------------------------------
                                          NUMBER                 VALUE
                                         OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (9.7%)
AUTOMOBILES (1.0%)
Copart, Inc.* ........................   225,300               $  8,194,161
                                                               ------------
CATALOG RETAIL (1.2%)
MSC Industrial Direct Co.* ...........   523,300                 10,335,175
                                                               ------------
COMPUTER & ELECTRONICS RETAIL (2.5%)
CDW Computer Centers, Inc.* ..........   290,500                 15,602,755
Ultimate Electronics, Inc.* ..........   188,000                  5,640,000
                                                               ------------
                                                                 21,242,755
                                                               ------------
HOUSEHOLD DURABLES (0.5%)
Clayton Homes, Inc. ..................   260,200                  4,449,420
                                                               ------------
MEDIA (3.3%)
Getty Images, Inc.* ..................   232,000                  5,331,360
Hispanic Broadcasting Corp.* .........   186,500                  4,755,750
Mediacom Communications
  Corp.* .............................   532,400                  9,721,624
Valuevision International, Inc.,
  Class A* ...........................   395,400                  7,745,886
                                                               ------------
                                                                 27,554,620
                                                               ------------
SPECIALTY STORES (1.2%)
Barnes & Noble, Inc.* ................   341,100                 10,096,560
                                                               ------------
  TOTAL CONSUMER DISCRETIONARY........                           81,872,691
                                                               ------------
CONSUMER STAPLES (2.2%)
DISTRIBUTORS (0.9%)
Scansource, Inc.* ....................   165,800                  7,892,080
                                                               ------------
DRUG RETAIL (0.0%)
Duane Reade, Inc.* ...................     6,200                    188,170
                                                               ------------
FOOD DISTRIBUTORS (1.3%)
Performance Food Group Co.* ..........   308,500                 10,849,945
                                                               ------------
  TOTAL CONSUMER STAPLES .............                           18,930,195
                                                               ------------
ENERGY (5.3%)
INTEGRATED OIL & GAS (1.6%)
Pogo Producing Co. ...................   202,200                  5,311,794
Spinnaker Exploration Co.* ...........   205,500                  8,458,380
                                                               ------------
                                                                 13,770,174
                                                               ------------
OIL & GAS DRILLING (1.0%)
Newfield Exploration Co.* ............   245,000                  8,699,950
                                                               ------------
OIL & GAS EQUIPMENT & SERVICES (2.7%)
Cooper Cameron Corp.* ................   183,800                  7,418,168
Kerr-McGee Corp. .....................   134,100                  7,348,680
W-H Energy Services, Inc.* ...........   423,400                  8,065,770
                                                               ------------
                                                                 22,832,618
                                                               ------------
  TOTAL ENERGY .......................                           45,302,742
                                                               ------------
FINANCIALS (9.4%)
BANKS (3.3%)
Commerce Bancorp, Inc. ...............   233,000                  9,166,220
Investors Financial Services
  Corp. ..............................   136,100                  9,011,181
Southwest Bancorporation of
  Texas, Inc.* .......................   338,600                 10,249,422
                                                               ------------
                                                                 28,426,823
                                                               ------------


--------------------------------------------------------------------------------
                                          NUMBER                  VALUE
                                        OF SHARES                (NOTE 1)
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS (3.2%)
A.G. Edwards, Inc. ...................   137,800               $  6,086,626
Affiliated Managers Group, Inc.*......    71,200                  5,018,176
AmeriCredit Corp.* ...................   222,400                  7,016,720
Blackrock, Inc.* .....................   120,200                  5,012,340
Renaissance Reinsurance
  Holdings Ltd.* .....................    43,000                  4,102,200
                                                               ------------
                                                                 27,236,062
                                                               ------------
INSURANCE (2.9%)
Gallagher (Arthur J.) & Co. ..........   159,100                  5,487,359
HealthExtras, Inc.* ..................   609,900                  3,482,529
Radian Group, Inc.* ..................   216,900                  9,315,855
Reinsurance Group of America,
  Inc.* ..............................   183,956                  6,122,055
                                                               ------------
                                                                 24,407,798
                                                               ------------
  TOTAL FINANCIALS ...................                           80,070,683
                                                               ------------
HEALTH CARE (20.8%)
BIOTECHNOLOGY (5.0%)
Affymetrix, Inc.* ....................    55,600                  2,098,900
Charles River Laboratories
  International, Inc.* ...............   214,200                  7,171,416
Cryolife, Inc.* ......................   286,200                  8,586,000
CV Therapeutics, Inc.* ...............   154,400                  8,031,888
Gilead Sciences, Inc.* ...............    20,800                  1,366,976
Integra LifeSciences Holdings
  Corp.* .............................   249,100                  6,561,294
Protein Design Labs, Inc.* ...........    91,500                  3,001,200
The Medicines Co.* ...................   494,000                  5,725,460
                                                               ------------
                                                                 42,543,134
                                                               ------------
HEALTH CARE EQUIPMENT &
  SERVICES (8.7%)
Aksys Ltd.* ..........................   337,700                  1,570,305
AmerisourceBergen Corp. ..............    66,974                  4,256,198
AMN Healthcare Services, Inc. *.......   154,100                  4,222,340
Bruker AXS, Inc. .....................   354,000                  2,315,160
Community Health Systems, Inc.........   136,700                  3,485,850
Cross Country, Inc.* .................    43,800                  1,160,700
Cytyc Corp.* .........................   323,900                  8,453,790
Inamed Corp.* ........................   286,300                  8,609,041
Medcath Corp.* .......................   108,100                  1,813,918
OraSure Technologies, Inc.* ..........   292,000                  3,547,800
Priority Healthcare Corp.,
  Class B* ...........................   316,200                 11,127,078
Sybron Dental Specialties, Inc.* .....         1                         21
Therasense, Inc.* ....................   153,900                  3,816,720
Transkaryotic Therapies, Inc.* .......   157,300                  6,732,440
United Therapeutics Corp.* ...........   416,500                  4,335,765
Universal Health Services, Inc.,
  Class B* ...........................   192,000                  8,213,760
US Onconlogy, Inc.* ..................       800                      6,032
                                                               ------------
                                                                 73,666,918
                                                               ------------
PHARMACEUTICALS (7.1%)
American Pharmaceutical
  Partners, Inc.* ....................    66,100                  1,374,880
BioMarin Pharmaceuticals, Inc.*.......   139,000                  1,868,160

EQ ADVISORS TRUST
EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001

--------------------------------------------------------------------------------
                                           NUMBER                  VALUE
                                          OF SHARES               (NOTE 1)
--------------------------------------------------------------------------------
Dusa Pharmaceuticals, Inc.* ............   185,700               $ 1,494,885
ICN Pharmaceuticals, Inc. ..............   336,100                11,259,350
InterMune, Inc.* .......................   171,000                 8,423,460
Medicis Pharmaceutical Corp.,
  Class A* .............................    81,950                 5,293,151
OSI Pharmaceuticals, Inc.* .............   163,100                 7,460,194
SICOR, Inc.* ...........................   653,700                10,250,016
Taro Pharmaceuticals Industries.........   195,000                 7,790,250
Trimeris, Inc.* ........................   108,800                 4,892,736
                                                                 -----------
                                                                  60,107,082
                                                                 -----------
  TOTAL HEALTH CARE ....................                         176,317,134
                                                                 -----------
INDUSTRIALS (15.0%)
AEROSPACE & DEFENSE (3.2%)
Aeroflex, Inc.* ........................   621,350                11,762,156
Alliant Techsystems, Inc.* .............   145,400                11,224,880
United Defense Industries, Inc. ........   204,800                 4,311,040
                                                                 -----------
                                                                  27,298,076
                                                                 -----------
COMMERCIAL SERVICES & SUPPLIES (6.4%)
Career Education Corp.* ................   259,900                 8,909,372
Edison Schools, Inc.* ..................   485,200                 9,534,180
Fisher Scientific International,
  Inc.* ................................   348,100                10,164,520
Iron Mountain, Inc.* ...................   289,180                12,666,084
Stericycle, Inc.* ......................   129,800                 7,902,224
Tetra Tech, Inc.* ......................   285,250                 5,679,327
                                                                 -----------
                                                                  54,855,707
                                                                 -----------
ELECTRICAL EQUIPMENT (3.9%)
Exar Corp.* ............................   425,500                 8,871,675
Micrel, Inc.* ..........................   248,200                 6,510,286
Plexus Corp.* ..........................   195,300                 5,187,168
Power-One, Inc.* .......................   396,200                 4,124,442
Semtech Corp.* .........................   145,800                 5,203,602
Stratos Lightwave, Inc.* ...............   487,200                 2,996,280
                                                                 -----------
                                                                  32,893,453
                                                                 -----------
TRADING COMPANIES &
  DISTRIBUTORS (0.8%)
C.H. Robinson Worldwide, Inc.*..........   231,600                 6,696,714
                                                                 -----------
TRUCKING (0.7%)
Expeditors International of
  Washington, Inc.* ....................   101,600                 5,786,120
                                                                 -----------
  TOTAL INDUSTRIALS ....................                         127,530,070
                                                                 -----------
INFORMATION TECHNOLOGY (21.8%)
APPLICATION SOFTWARE (7.1%)
Actuate Corp.* .........................   879,600                 4,635,492
Electronic Arts, Inc.* .................   192,500                11,540,375
Informatica Corp.* .....................   576,300                 8,362,113
Mercury Interactive Corp.* .............   171,500                 5,827,570
NetIQ Corp.* ...........................   262,900                 9,269,854
Quest Software, Inc.* ..................   384,800                 8,507,928
SmartForce plc, Ltd. (ADR)* ............   180,200                 4,459,950
THQ, Inc.* .............................   147,400                 7,144,478
                                                                 -----------
                                                                  59,747,760
                                                                 -----------
COMPUTER HARDWARE (0.7%)
DDI Corp. * ............................   607,600                 5,978,784
                                                                 -----------

--------------------------------------------------------------------------------
                                           NUMBER                   VALUE
                                          OF SHARES               (NOTE 1)
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (6.2%)
Amphenol Corp., Class A* ...............   211,500               $10,162,575
Anadigics, Inc.* .......................   388,600                 5,926,150
Conexant Systems, Inc.* ................   462,500                 6,641,500
Intercept Group, Inc.* .................   179,800                 7,353,820
Tektronix, Inc. ........................   449,900                11,598,422
Varian Semiconductor
  Equipment Associates, Inc.* ..........   192,200                 6,648,198
Waters Corp.* ..........................   118,600                 4,595,750
                                                                 -----------
                                                                  52,926,415
                                                                 -----------
INTERNET SOFTWARE & SERVICES (2.4%)
Affiliated Computer Services,
  Inc., Class A* .......................    59,400                 6,304,122
EarthLink, Inc.* .......................   410,000                 4,989,700
Matrixone, Inc.* .......................   383,700                 4,984,263
Vignette Corp. .........................   758,400                 4,072,608
                                                                 -----------
                                                                  20,350,693
                                                                 -----------
SEMICONDUCTOR EQUIPMENT (2.5%)
Brooks Automation, Inc.* ...............   178,500                 7,259,595
GlobespanVirata, Inc.* .................   454,716                 5,888,572
IXYS Corp.* ............................   213,100                 1,723,979
Lam Research Corp.* ....................   265,700                 6,169,554
                                                                 -----------
                                                                  21,041,700
                                                                 -----------
SEMICONDUCTORS (2.9%)
Elantec Semiconductor, Inc.* ...........   156,400                 6,005,760
Integrated Circuit Systems, Inc. * .....   334,800                 7,563,132
Microchip Technology, Inc.* ............   285,700                11,068,018
                                                                 -----------
                                                                  24,636,910
                                                                 -----------
  TOTAL INFORMATION TECHNOLOGY .........                         184,682,262
                                                                 -----------
MATERIALS (3.9%)
CHEMICALS (2.0%)
Cabot Microelectronics Corp.* ..........    88,500                 7,013,625
Georgia Gulf Corp. .....................   231,000                 4,273,500
OM Group, Inc. .........................    91,000                 6,023,290
                                                                 -----------
                                                                  17,310,415
                                                                 -----------
CONTAINERS & PACKAGING (1.2%)
Pactiv Corp.* ..........................   560,100                 9,941,775
                                                                 -----------
PAPER & FOREST PRODUCTS (0.7%)
Boise Cascade Corp. ....................   126,600                 4,305,666
Bowater, Inc. ..........................    36,600                 1,745,820
                                                                 -----------
                                                                   6,051,486
                                                                 -----------
  TOTAL MATERIALS ......................                          33,303,676
                                                                 -----------
TELECOMMUNICATION SERVICES (5.2%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (3.5%)
L-3 Communications Holdings,
  Inc.* ................................   115,800                10,422,000
Plantronics, Inc.* .....................   146,500                 3,756,260
West Corp.* ............................   427,900                10,671,826
XM Satellite Radio Holdings, Inc.,
  Class A* .............................   238,700                 4,382,532
                                                                 -----------
                                                                  29,232,618
                                                                 -----------

EQ ADVISORS TRUST
EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001


---------------------------------------------------------------------
                                             NUMBER          VALUE
                                           OF SHARES       (NOTE 1)
---------------------------------------------------------------------
WIRELESS TELECOMMUNICATION
  SERVICES (1.7%)
AirGate PCS, Inc.* ....................    $203,900      $  9,287,645
Price Communications Corp.* ...........     161,000         3,073,490
Rural Cellular Corp., Class A* ........     107,900         2,400,775
                                                         ------------
                                                           14,761,910
                                                         ------------
  TOTAL TELECOMMUNICATION
     SERVICES .........................                    43,994,528
                                                         ------------
UTILITIES (2.2%)
ELECTRIC UTILITIES (1.3%)
Orion Power Holdings, Inc.* ...........     412,900        10,776,690
                                                         ------------
MULTI -- UTILITIES (0.9%)
NRG Energy, Inc.* .....................     520,600         8,069,300
                                                         ------------
  TOTAL UTILITIES .....................                    18,845,990
                                                         ------------
TOTAL COMMON STOCKS (95.5%)
  (Cost $800,926,603)..................                   810,849,971
                                                         ------------

--------------------------------------------------------------------
                                        PRINCIPAL          VALUE
                                          AMOUNT          (NOTE 1)
--------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (4.9%)
JPMorgan Chase Nassau
  1.02%, 1/2/02
  (Amortized Cost $41,373,543) ..... $ 41,373,543      $  41,373,543
                                                       -------------
TOTAL INVESTMENTS (100.4%)
  (Cost/Amortized Cost
     $842,300,146)..................                     852,223,514
OTHER ASSETS
  LESS LIABILITIES (-0.4) ..........                      (3,078,873)
                                                       -------------
NET ASSETS (100%) ..................                   $ 849,144,641
                                                       =============

----------
*    Non-income producing.

     Glossary:

     ADR--American Depositary Receipt

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2001 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities .........  $ 979,922,909

NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........    859,985,915

As of December 31, 2001 the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:



Aggregate gross unrealized appreciation .........   $  93,169,233
Aggregate gross unrealized depreciation .........     (91,500,080)
                                                    -------------
Net unrealized appreciation .....................   $   1,669,153
                                                    =============
Federal income tax cost of investments ..........   $ 850,554,361
                                                    =============

The Portfolio has a net capital loss carryforward of $70,796,531 which expires in the year 2009.








                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001

------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER            VALUE
                                                                                OF SHARES         (NOTE 1)
------------------------------------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (8.8%)
INTERNET RETAIL (5.0%)
eBay, Inc.*# ...........................................................          258,800       $ 17,313,720
                                                                                                ------------
MEDIA (3.8%)
AOL Time Warner, Inc.* .................................................          300,850          9,657,285
Macrovision Corp.*# ....................................................           94,300          3,321,246
                                                                                                ------------
                                                                                                  12,978,531
                                                                                                ------------
  TOTAL CONSUMER DISCRETIONARY .........................................                          30,292,251
                                                                                                ------------
INDUSTRIALS (10.3%)
COMMERCIAL SERVICES & SUPPLIES (10.3%)
Concord EFS, Inc.*# ....................................................          223,450          7,324,691
First Data Corp. .......................................................          233,250         18,298,463
Fiserv, Inc.* ..........................................................          236,800         10,021,376
                                                                                                ------------
  TOTAL INDUSTRIALS ....................................................                          35,644,530
                                                                                                ------------
INFORMATION TECHNOLOGY (65.0%)
APPLICATION SOFTWARE (7.6%)
BEA Systems, Inc.*# ....................................................          183,650          2,828,210
Electronic Arts, Inc.* .................................................          123,700          7,415,815
i2 Technologies, Inc.*# ................................................          239,050          1,888,495
Informatica Corp.*# ....................................................          120,100          1,742,651
PeopleSoft, Inc.* ......................................................          168,400          6,769,680
Rational Software Corp.*# ..............................................          226,200          4,410,900
THQ, Inc.*# ............................................................           22,550          1,092,999
                                                                                                ------------
                                                                                                  26,148,750
                                                                                                ------------
COMPUTER HARDWARE (3.9%)
DDI Corp.*# ............................................................           65,700            646,488
Dell Computer Corp.* ...................................................          474,700         12,902,346
                                                                                                ------------
                                                                                                  13,548,834
                                                                                                ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (8.3%)
Celestica, Inc.*# ......................................................           43,100          1,740,809
Flextronics International Ltd.* ........................................          435,650         10,451,243
Sanmina-SCI Corp.* .....................................................          549,600         10,937,040
Solectron Corp.*# ......................................................          491,575          5,544,966
                                                                                                ------------
                                                                                                  28,674,058
                                                                                                ------------
INTERNET SOFTWARE & SERVICES (3.3%)
Affiliated Computer Services, Inc.,
  Class A*# ............................................................           56,650          6,012,264
Avocent Corp.* .........................................................          135,238          3,279,522
Exult, Inc.* ...........................................................           58,100            932,505
Vitria Technology, Inc.*# ..............................................          170,775          1,091,252
                                                                                                ------------
                                                                                                  11,315,543
                                                                                                ------------
IT CONSULTING & SERVICES (4.7%)
Computer Sciences Corp.* ...............................................           53,450          2,617,981
Electronic Data Systems Corp. ..........................................          177,300         12,153,915
Netscreen Technologies, Inc.* ..........................................           14,700            325,311
Sapient Corp.*# ........................................................          168,050          1,297,346
                                                                                                ------------
                                                                                                  16,394,553
                                                                                                ------------
NETWORKING EQUIPMENT (4.8%)
Cisco Systems, Inc.* ...................................................          640,600         11,601,266
Juniper Networks, Inc.*# ...............................................          259,400          4,915,630
                                                                                                ------------
                                                                                                  16,516,896
                                                                                                ------------
OFFICE ELECTRONICS (4.4%)
DST Systems, Inc.* .....................................................          305,300         15,219,205
                                                                                                ------------


------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER             VALUE
                                                                                OF SHARES          (NOTE 1)
------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT (5.8%)
Applied Materials, Inc.* ...............................................          186,900       $  7,494,690
KLA-Tencor Corp.* ......................................................          110,250          5,463,990
Teradyne, Inc.*# .......................................................          232,800          7,016,592
                                                                                                ------------
                                                                                                  19,975,272
                                                                                                ------------
SEMICONDUCTORS (13.8%)
Altera Corp.* ..........................................................          361,200          7,664,664
Intel Corp. ............................................................          287,900          9,054,455
Intersil Corp., Class A*# ..............................................           70,600          2,276,850
Maxim Integrated Products, Inc.* .......................................           96,750          5,080,343
Microchip Technology, Inc.* ............................................          151,660          5,875,308
Micron Technology, Inc.* ...............................................          124,200          3,850,200
Texas Instruments, Inc. ................................................          108,350          3,033,800
Xilinx, Inc.* ..........................................................          272,950         10,658,697
                                                                                                ------------
                                                                                                  47,494,317
                                                                                                ------------
SYSTEMS SOFTWARE (5.7%)
Lawson Software, Inc. ..................................................           27,500            433,400
Microsoft Corp.* .......................................................          189,950         12,584,187
Oracle Corp.* ..........................................................          115,575          1,596,091
VERITAS Software Corp.* ................................................          112,550          5,045,617
                                                                                                ------------
                                                                                                  19,659,295
                                                                                                ------------
TELECOMMUNICATIONS EQUIPMENT (2.7%)
Nokia OYJ (ADR) ........................................................          379,200          9,301,776
                                                                                                ------------
  TOTAL INFORMATION TECHNOLOGY .........................................                         224,248,499
                                                                                                ------------
TELECOMMUNICATION SERVICES (7.9%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (3.1%)
Amdocs Ltd.*# ..........................................................          315,700         10,724,329
                                                                                                ------------
WIRELESS TELECOMMUNICATION
  SERVICES (4.8%)
AT&T Wireless Services, Inc.* ..........................................          212,100          3,047,877
Sprint Corp. (PCS Group)*# .............................................          204,950          5,002,829
Vodafone Group plc (ADR)# ..............................................          335,341          8,611,557
                                                                                                ------------
                                                                                                  16,662,263
                                                                                                ------------
  TOTAL TELECOMMUNICATION SERVICES......................................                          27,386,592
                                                                                                ------------
TOTAL COMMON STOCKS (92.0%)
  (Cost $396,088,026)...................................................                         317,571,872
                                                                                                ------------
WARRANTS:
FINANCIALS (3.9%)
BANKS (3.9%)
ABN Amro Bank NV*
  (Cost $13,499,514)....................................................       5,380,000          13,418,097
                                                                                                ------------
                                                                              PRINCIPAL
                                                                                AMOUNT
                                                                              ----------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (7.0%)
JPMorgan Chase Nassau
  1.02%, 1/2/02
  (Amortized Cost $24,235,876)..........................................     $24,235,876          24,235,876
                                                                                                ------------
TOTAL INVESTMENTS (102.9%)
  (Cost/Amortized Cost
  $433,823,416).........................................................                        $355,225,845
OTHER ASSETS
  LESS LIABILITIES (-2.9%) .............................................                         (10,143,375)
                                   .                                                             ------------
NET ASSETS (100%) ......................................................                        $345,082,470
                                                                                                ============

EQ ADVISORS TRUST
EQ/ALLIANCE TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001

----------

*    Non-income producing.

#    All, or a portion of security out on loan (note 1).

     Glossary:

     ADR--American Depositary Receipt


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2001 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $ 290,069,014

NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      116,364,375

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $   16,834,830
Aggregate gross unrealized depreciation .........      (115,879,337)
                                                     --------------
Net unrealized depreciation .....................    $  (99,044,507)
                                                     ==============
Federal income tax cost of investments ..........    $  454,270,352
                                                     ==============

At December 31, 2001, the Portfolio had loaned securities with a total value $48,237,993 which was secured by collateral valued at $50,345,600.

The Portfolio has a net capital loss carryforward of $72,374,599 of which $5,952,642 expires in the year 2008 and $66,421,957 expires in the year 2009.















                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/AXP NEW DIMENSIONS PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001

--------------------------------------------------------------------------------
                                          NUMBER                  VALUE
                                        OF SHARES                (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (15.0%)
COMPUTER & ELECTRONICS RETAIL (0.5%)
Best Buy Co., Inc.* ..................     1,261                $    93,919
                                                                -----------
DEPARTMENT STORES (0.2%)
Kohl's Corp.* ........................       421                     29,655
                                                                -----------
GENERAL MERCHANDISE STORES (6.1%)
Costco Wholesale Corp.* ..............     5,917                    262,596
Target Corp. .........................     8,411                    345,272
Wal-Mart Stores, Inc. ................     9,263                    533,086
                                                                -----------
                                                                  1,140,954
                                                                -----------
HOME IMPROVEMENT RETAIL (1.1%)
Home Depot, Inc. .....................     4,204                    214,446
                                                                -----------
HOTELS (0.9%)
Marriot International, Inc.,
  Class A# ...........................     4,205                    170,933
                                                                -----------
INTERNET RETAIL (0.6%)
eBay, Inc.*# .........................     1,682                    112,526
                                                                -----------
LEISURE PRODUCTS (0.2%)
Mattel, Inc.# ........................     2,538                     43,654
                                                                -----------
MEDIA (5.4%)
AOL Time Warner, Inc.* ...............    10,600                    340,260
Gannett Co., Inc. ....................     1,680                    112,946
USA Networks, Inc.* ..................     4,034                    110,169
Viacom, Inc., Class B*# ..............    10,131                    447,284
                                                                -----------
                                                                  1,010,659
                                                                -----------
  TOTAL CONSUMER DISCRETIONARY .......                            2,816,746
                                                                -----------
CONSUMER STAPLES (5.4%)
BEVERAGES (0.8%)
Anheuser-Busch Cos., Inc. ............     1,684                     76,134
Coca-Cola Co. ........................     1,514                     71,385
                                                                -----------
                                                                    147,519
                                                                -----------
DRUG RETAIL (0.4%)
Walgreen Co. .........................     2,015                     67,825
                                                                -----------
FOOD PRODUCTS (2.2%)
General Mills, Inc. ..................     1,683                     87,533
Philip Morris Cos., Inc. .............     7,324                    335,805
                                                                -----------
                                                                    423,338
                                                                -----------
FOOD RETAIL (1.3%)
Safeway, Inc.* .......................     5,820                    242,985
                                                                -----------
HOUSEHOLD PRODUCTS (0.5%)
Procter & Gamble Co. .................     1,287                    101,840
                                                                -----------
PERSONAL PRODUCTS (0.2%)
Gillette Co. .........................       850                     28,390
                                                                -----------
  TOTAL CONSUMER STAPLES .............                            1,011,897
                                                                -----------
ENERGY (6.9%)
INTEGRATED OIL & GAS (5.8%)
ChevronTexaco Corp. ..................     4,660                    417,582
Exxon Mobil Corp. ....................    16,840                    661,812
                                                                -----------
                                                                  1,079,394
                                                                -----------
OIL & GAS EQUIPMENT &
  SERVICES (0.7%)
Schlumberger Ltd.# ...................     2,521                    138,529
                                                                -----------


--------------------------------------------------------------------------------
                                          NUMBER                  VALUE
                                        OF SHARES                (NOTE 1)
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION &
  PRODUCTION (0.4%)
Murphy Oil Corp. .....................       842                $    70,762
                                                                -----------
  TOTAL ENERGY .......................                            1,288,685
                                                                -----------
FINANCIALS (21.2%)
BANKS (3.1%)
Bank of America Corp. ................     5,921                    372,727
Wells Fargo & Co.# ...................     5,067                    220,161
                                                                -----------
                                                                    592,888
                                                                -----------
DIVERSIFIED FINANCIALS (12.6%)
Citigroup, Inc. ......................    18,556                    936,707
Fannie Mae ...........................     3,362                    267,279
MBNA Corp. ...........................     6,306                    221,971
Morgan Stanley Dean Witter &
  Co.# ...............................     7,599                    425,088
State Street Corp. ...................     5,067                    264,751
USA Education, Inc. ..................     2,961                    248,783
                                                                -----------
                                                                  2,364,579
                                                                -----------
INSURANCE (4.1%)
American International Group,
  Inc. ...............................     6,403                    508,398
Marsh & McLennan Cos., Inc. ..........     2,533                    272,171
                                                                -----------
                                                                    780,569
                                                                -----------
INVESTMENT COMPANIES (1.4%)
Nasdaq 100 -- Index Tracking
  Stock* .............................     6,583                    256,145
                                                                -----------
  TOTAL FINANCIALS ...................                            3,994,181
                                                                -----------
HEALTH CARE (13.0%)
BIOTECHNOLOGY (1.2%)
Amgen, Inc.* .........................     2,322                    131,054
Genentech, Inc.* .....................     1,682                     91,248
                                                                -----------
                                                                    222,302
                                                                -----------
HEALTH CARE EQUIPMENT &
  SERVICES (6.2%)
Cardinal Health, Inc.# ...............     5,844                    377,873
HCA, Inc.# ...........................     6,961                    268,277
Medtronic, Inc. ......................     5,922                    303,266
UnitedHealth Group, Inc.# ............     2,963                    209,691
                                                                -----------
                                                                  1,159,107
                                                                -----------
PHARMACEUTICALS (5.6%)
Bristol-Myers Squibb Co. .............     4,662                    237,762
Johnson & Johnson ....................     5,467                    323,100
Pfizer, Inc. .........................    12,612                    502,588
                                                                -----------
                                                                  1,063,450
                                                                -----------
  TOTAL HEALTH CARE ..................                            2,444,859
                                                                -----------
INDUSTRIALS (14.3%)
AEROSPACE & DEFENSE (0.3%)
United Technologies Corp. ............       840                     54,289
                                                                -----------
AIRLINES (1.5%)
Southwest Airlines Co. ...............    15,511                    286,643
                                                                -----------
COMMERCIAL SERVICES &
  SUPPLIES (2.8%)
Automatic Data Processing, Inc. ......     6,325                    372,543
Robert Half International, Inc.* .....     2,839                     75,801

EQ ADVISORS TRUST
EQ/AXP NEW DIMENSIONS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001


--------------------------------------------------------------------------------------------------------------
                                                                              NUMBER                  VALUE
                                                                            OF SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------
Waste Management, Inc. .................................................       2,542               $    81,115
                                                                                                   -----------
                                                                                                       529,459
                                                                                                   -----------
INDUSTRIAL CONGLOMERATES (7.6%)
General Electric Co. ...................................................      16,782                   672,623
Minnesota Mining &
  Manufacturing Co. ....................................................       3,381                   399,668
Tyco International Ltd.# ...............................................       5,879                   346,273
                                                                                                   -----------
                                                                                                     1,418,564
                                                                                                   -----------
MACHINERY (2.1%)
Caterpillar, Inc. ......................................................       4,255                   222,324
Illinois Tool Works, Inc. ..............................................       2,532                   171,467
                                                                                                   -----------
                                                                                                       393,791
                                                                                                   -----------
  TOTAL INDUSTRIALS ....................................................                             2,682,746
                                                                                                   -----------
INFORMATION TECHNOLOGY (14.3%)
COMPUTER HARDWARE (3.3%)
International Business Machines
  Corp. ................................................................       5,067                   612,904
                                                                                                   -----------
COMPUTER STORAGE &
  PERIPHERALS (0.1%)
EMC Corp.* .............................................................       2,018                    27,122
                                                                                                   -----------
NETWORKING EQUIPMENT (1.4%)
Cisco Systems, Inc.* ...................................................      14,301                   258,991
                                                                                                   -----------
SEMICONDUCTOR EQUIPMENT (0.8%)
Applied Materials, Inc.* ...............................................       3,530                   141,553
                                                                                                   -----------
SEMICONDUCTORS (4.9%)
Intel Corp. ............................................................      12,574                   395,452
Maxim Integrated Products* .............................................       4,256                   223,483
Texas Instruments, Inc. ................................................      10,976                   307,328
                                                                                                   -----------
                                                                                                       926,263
                                                                                                   -----------
SYSTEMS SOFTWARE (3.5%)
Microsoft Corp.* .......................................................      10,060                   666,475
                                                                                                   -----------
TELECOMMUNICATIONS EQUIPMENT (0.3%)
Nokia OYJ (ADR) ........................................................       2,531                    62,086
                                                                                                   -----------
  TOTAL INFORMATION TECHNOLOGY .........................................                             2,695,394
                                                                                                   -----------
MATERIALS (1.2%)
CHEMICALS (0.5%)
Air Products & Chemicals, Inc. .........................................       2,102                    98,605
                                                                                                   -----------
METALS & MINING (0.7%)
Alcoa, Inc. ............................................................       3,779                   134,343
                                                                                                   -----------
  TOTAL MATERIALS ......................................................                               232,948
                                                                                                   -----------
TELECOMMUNICATION SERVICES (1.5%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (1.5%)
Verizon Communications, Inc. ...........................................       6,085                   288,794
                                                                                                   -----------
UTILITIES (2.1%)
ELECTRIC UTILITIES (2.1%)
Dominion Resources, Inc. ...............................................       3,362                   202,056
Duke Energy Corp. ......................................................       4,643                   182,284
                                                                                                   -----------
  TOTAL UTILITIES ......................................................                               384,340
                                                                                                   -----------
TOTAL COMMON STOCKS (94.9%)
  (Cost $18,417,634) ...................................................                            17,840,590
                                                                                                   -----------

--------------------------------------------------------------------------------------------------------------------
                                                                             NUMBER                   VALUE
                                                                            OF SHARES                (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS:
TELECOMMUNICATION SERVICES (0.4%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (0.4%)
Sprint Corp., 8.75% ....................................................       2,800               $    71,148
                                                                                                   -----------
UTILITIES (0.2%)
ELECTRIC UTILITIES (0.2%)
TXU Corp., 8.75% .......................................................         800                    41,392
                                                                                                   -----------
TOTAL PREFERRED STOCKS (0.6%)
  (Cost $115,358) ......................................................                               112,540
                                                                                                   -----------
CONVERTIBLE PREFERRED STOCKS:
INFORMATION TECHNOLOGY (0.1%)
TELECOMMUNICATIONS EQUIPMENT (0.1%)
Motorola, Inc., 7.0% ...................................................         450                    21,033
                                                                                                   -----------
UTILITIES (0.2%)
ELECTRIC UTILITIES (0.2%)
Duke Energy Corp., 8.25% ...............................................       1,200                    31,620
                                                                                                   -----------
TOTAL CONVERTIBLE PREFERRED
  STOCKS (0.3%)
  (Cost $53,236) .......................................................                                52,653
                                                                                                   -----------
                                                                             PRINCIPAL
                                                                              AMOUNT
                                                                              ------
SHORT-TERM DEBT
  SECURITIES:
COMMERCIAL PAPER (4.5%)
Salomon Smith Barney,
  1.60%, 1/2/02 ........................................................    $850,000                   849,962
                                                                                                   -----------
TIME DEPOSIT (0.0%)
JPMorgan Chase Nassau,
  1.02%, 1/2/02 ........................................................       1,248                     1,248
                                                                                                   -----------
TOTAL SHORT-TERM DEBT
  SECURITIES (4.5%)
  (Amortized Cost $851,210) ............................................                               851,210
                                                                                                   -----------
TOTAL INVESTMENTS (100.3%)
  (Cost/Amortized Cost
  $19,437,438) .........................................................                            18,856,993
OTHER ASSETS
  LESS LIABILITIES (-0.3%) .............................................                               (48,012)
                                                                                                   -----------
NET ASSETS (100%) ......................................................                           $18,808,981
                                                                                                   ===========

---------------------
*    Non-income producing.

#    All, or a portion, of security out on loan (Note 1).

     Glossary:

     ADR--American Depositary Receipt

EQ ADVISORS TRUST
EQ/AXP NEW DIMENSIONS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2001 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........  $ 15,881,119

NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     2,524,611


As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $    682,007
Aggregate gross unrealized depreciation .........      (1,280,757)
                                                     ------------
Net unrealized depreciation .....................    $   (598,750)
                                                     ============
Federal income tax cost of investments ..........    $ 19,455,743
                                                     ============


At December 31, 2001, the Portfolio had loaned securities with a total value of $2,547,891, which was secured by collateral of $2,610,100.

The Portfolio has a net capital loss carryforward of $1,369,944 of which $22,903 expires in the year 2008 and $1,347,041 expires in the year 2009.














                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/AXP STRATEGY AGGRESSIVE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001

--------------------------------------------------------------------------------
                                            NUMBER                 VALUE
                                           OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (8.9%)
COMPUTER & ELECTRONICS RETAIL (1.8%)
Alliance Data Systems Corp.*# ...........    6,800               $   130,220
Best Buy Co., Inc.*# ....................    3,100                   230,888
                                                                 -----------
                                                                     361,108
                                                                 -----------
DEPARTMENT STORES (1.3%)
Kohl's Corp.* ...........................    3,800                   267,672
                                                                 -----------
GENERAL MERCHANDISE STORES (1.2%)
Family Dollar Stores, Inc. ..............    8,100                   242,838
                                                                 -----------
MEDIA (2.3%)
Scholastic Corp.* .......................    1,800                    90,594
Univision Communications, Inc.,
  Class A*# .............................    1,900                    76,874
USA Networks, Inc.*# ....................    6,600                   180,246
Westwood One, Inc.* .....................    3,600                   108,180
                                                                 -----------
                                                                     455,894
                                                                 -----------
RESTAURANTS (1.2%)
Starbucks Corp.* ........................   12,800                   243,840
                                                                 -----------
SPECIALTY STORES (1.1%)
Bed Bath & Beyond, Inc.* ................    3,400                   115,260
Dollar Tree Stores, Inc.* ...............    3,400                   105,094
                                                                 -----------
                                                                     220,354
                                                                 -----------
  TOTAL CONSUMER DISCRETIONARY ..........                          1,791,706
                                                                 -----------
FINANCIALS (10.4%)
BANKS (1.6%)
Banknorth Group, Inc. ...................    2,600                    58,582
TCF Financial Corp. .....................    5,500                   263,890
                                                                 -----------
                                                                     322,472
                                                                 -----------
DIVERSIFIED FINANCIALS (1.0%)
USA Education, Inc. .....................    2,400                   201,648
                                                                 -----------
INSURANCE (3.4%)
Ace Ltd.# ...............................    3,200                   128,480
AFLAC, Inc. .............................    3,000                    73,680
Everest Reinsurance Group Ltd. ..........    2,100                   148,470
Marsh & McLennan Cos., Inc. .............      800                    85,960
PartnerRe Ltd ...........................    1,600                    86,400
XL Capital Ltd., Class A ................    1,700                   155,312
                                                                 -----------
                                                                     678,302
                                                                 -----------
INVESTMENT COMPANIES (4.4%)
Federated Investors, Inc. ...............    5,300                   168,963
Midcap SPDR Trust# ......................    2,300                   213,440
Oil Service Holders Trust ...............    1,800                   109,800
Pharmaceutical HOLDRs Trust .............    2,000                   197,000
Semiconductors HOLDRs Trust .............    4,800                   200,880
                                                                 -----------
                                                                     890,083
                                                                 -----------
  TOTAL FINANCIALS ......................                          2,092,505
                                                                 -----------
HEALTH CARE (30.6%)
BIOTECHNOLOGY (5.3%)
Biogen, Inc.* ...........................    4,500                   258,075
Enzon, Inc.*# ...........................    2,400                   135,072
Genzyme Corp. -- General
  Division* .............................    2,700                   161,622
Immunex Corp.* ..........................    5,500                   152,405
Invitrogen Corp.*# ......................    5,800                   359,194
                                                                 -----------
                                                                   1,066,368
                                                                 -----------


--------------------------------------------------------------------------------
                                             NUMBER                  VALUE
                                           OF SHARES                (NOTE 1)
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SERVICES (18.2%)
AdvancePCS*# ............................    4,900               $   143,815
Andrx Group*# ...........................    2,300                   161,943
Apogent Technologies, Inc. ..............    2,400                    61,920
Applied Biosystems Group --
  Applera Corp. .........................    5,800                   227,766
Biomet, Inc. ............................   10,400                   321,360
Boston Scientific Corp.*# ...............    4,100                    98,892
Caremark Rx, Inc.*# .....................   13,800                   225,078
Covance, Inc.*# .........................    5,300                   120,310
First Health Group Corp.* ...............    3,800                    94,012
Guidant Corp.* ..........................    6,400                   318,720
Healthsouth Corp.* ......................   21,500                   318,630
J.D. Edwards & Co.* .....................    4,700                    77,315
Laboratory Corp. of America
  Holdings* .............................    2,100                   169,785
Lincare Holdings, Inc.* .................    6,200                   177,630
Omnicare, Inc. ..........................    4,600                   114,448
Quest Diagnostics, Inc.*# ...............    4,000                   286,840
St. Jude Medical, Inc.* .................    2,600                   201,890
Stryker Corp.# ..........................    5,800                   338,546
Universal Health Services, Inc.,
  Class B*# .............................    4,600                   196,788
                                                                 -----------
                                                                   3,655,688
                                                                 -----------
PHARMACEUTICALS (7.1%)
Allergan, Inc. ..........................    1,700                   127,585
American Pharmaceutical Partners,
  Inc. *# ...............................    3,000                    62,400
Express Scripts, Inc.*# .................    4,900                   229,124
Forest Laboratories, Inc.*# .............    1,600                   131,120
ICOS Corp. ..............................    3,500                   201,040
IDEC Pharmaceuticals Corp.* .............    4,400                   303,292
MedImmune, Inc.* ........................    8,300                   384,698
                                                                 -----------
                                                                   1,439,259
                                                                 -----------
  TOTAL HEALTH CARE .....................                          6,161,315
                                                                 -----------
INDUSTRIALS (5.0%)
AEROSPACE & DEFENSE (0.4%)
United Defense Industries, Inc. .........    4,100                    86,305
                                                                 -----------
BUILDING PRODUCTS (0.8%)
Martin Marietta Materials, Inc. .........    3,300                   153,780
                                                                 -----------
COMMERCIAL SERVICES & SUPPLIES (3.4%)
Convergys Corp.* ........................    5,600                   209,944
Ecolab, Inc. ............................    3,700                   148,925
Fiserv, Inc.* ...........................    7,700                   325,864
                                                                 -----------
                                                                     684,733
                                                                 -----------
TRADING COMPANIES & DISTRIBUTORS (0.4%)
C.H. Robinson Worldwide, Inc.* ..........    3,100                    89,637
                                                                 -----------
  TOTAL INDUSTRIALS .....................                          1,014,455
                                                                 -----------
INFORMATION TECHNOLOGY (35.0%)
APPLICATION SOFTWARE (9.6%)
BEA Systems, Inc.*# .....................    4,400                    67,760
Cadence Design Systems, Inc.*# ..........    3,600                    78,912
Citrix Systems, Inc.*# ..................    7,000                   158,620
Electronic Arts, Inc.* ..................    4,600                   275,770
Intuit, Inc.* ...........................    2,000                    85,560
Manugistics Group, Inc.* ................    6,600                   139,062
Mercury Interactive Corp.*# .............    3,400                   115,532
NVIDIA Corp.*# ..........................    4,500                   301,050
PeopleSoft, Inc.* .......................    5,500                   221,100

EQ ADVISORS TRUST
EQ/AXP STRATEGY AGGRESSIVE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001

--------------------------------------------------------------------------------
                                                 NUMBER               VALUE
                                                OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------
Peregrine Systems, Inc.*# ..............          7,200          $   106,776
Rational Software Corp.*# ..............          7,300              142,350
Symantec Corp.*# .......................          2,500              165,825
Synopsys, Inc.* ........................          1,200               70,884
                                                                 -----------
                                                                   1,929,201
                                                                 -----------
COMPUTER STORAGE & PERIPHERALS (1.3%)
Network Appliance, Inc.* ...............         12,100              264,627
                                                                 -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (5.6%)
Conexant Systems, Inc.* ................          9,200              132,112
Emulex Corp.*# .........................          4,800              189,648
Integrated Device Technology, Inc.*.....          5,900              156,881
RF Micro Devices, Inc.*# ...............          5,400              103,842
Sanmina-SCI Corp.* .....................         13,568              270,003
Solectron Corp.* .......................          9,000              101,520
Waters Corp.* ..........................          4,500              174,375
                                                                 -----------
                                                                   1,128,381
                                                                 -----------
INTERNET SOFTWARE & SERVICES (3.2%)
Affiliated Computer Services, Inc.,
  Class A* .............................          1,100              116,743
Check Point Software Technologies
  Ltd.* ................................          5,300              211,417
VeriSign, Inc.*# .......................          8,600              327,144
                                                                 -----------
                                                                     655,304
                                                                 -----------
IT CONSULTING & SERVICES (2.2%)
Sungard Data Systems, Inc.* ............          9,000              260,370
The BISYS Group, Inc.*# ................          2,800              179,172
                                                                 -----------
                                                                     439,542
                                                                 -----------
NETWORKING EQUIPMENT (0.5%)
Juniper Networks, Inc.*# ...............          5,400              102,330
                                                                 -----------
OFFICE ELECTRONICS (0.8%)
DST Systems, Inc.* .....................          3,100              154,535
                                                                 -----------
SEMICONDUCTOR EQUIPMENT (3.2%)
Fairchild Semiconductor
  International, Inc., Class A* ........          5,900              166,380
Lam Research Corp.*# ...................          6,800              157,896
Novellus Systems, Inc.*# ...............          5,000              197,250
Teradyne, Inc.*# .......................          4,000              120,560
                                                                 -----------
                                                                     642,086
                                                                 -----------
SEMICONDUCTORS (4.9%)
Altera Corp.* ..........................         12,600              267,372
Intersil Corp., Class A*# ..............          2,700               87,075
Microchip Technology, Inc.*# ...........          6,900              267,306
Pericom Semiconductor Corp.* ...........          4,100               59,450
Xilinx, Inc.* ..........................          8,100              316,305
                                                                 -----------
                                                                     997,508
                                                                 -----------
SYSTEMS SOFTWARE (3.2%)
Adobe Systems, Inc. ....................          8,500              263,925
Brocade Communications System*#.........          7,500              248,400
McData Corp.*# .........................          4,900              123,578
                                                                 -----------
                                                                     635,903
                                                                 -----------
TELECOMMUNICATIONS EQUIPMENT (0.5%)
CIENA Corp.* ...........................          6,900               98,739
                                                                 -----------
  TOTAL INFORMATION TECHNOLOGY .........                           7,048,156
                                                                 -----------
MATERIALS (0.6%)
CHEMICALS (0.6%)
Eastman Chemical Co. ...................          2,900              113,158
                                                                 -----------


--------------------------------------------------------------------------------
                                                 NUMBER               VALUE
                                                OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES (0.7%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
Comverse Technology, Inc.* .............          2,800          $    62,636
Finistar Corp.* ........................          6,800               69,156
                                                                 -----------
  TOTAL TELECOMMUNICATION SERVICES......                             131,792
                                                                 -----------
UTILITIES (0.6%)
ELECTRIC UTILITIES (0.6%)
Mirant Corp.* ..........................          8,000              128,159
                                                                 -----------
TOTAL COMMON STOCKS (91.8%)
  (Cost $17,212,085)....................                          18,481,246
                                                                 -----------
                                               PRINCIPAL
                                                AMOUNT
                                               -------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (8.0%)
Salomon Smith Barney,
  1.60%, 1/2/02 ........................     $1,600,000            1,599,929
                                                                 -----------
TIME DEPOSIT (0.4%)
JPMorgan Chase Nassau,
  1.02%, 1/2/02 ........................         89,142               89,142
                                                                 -----------
TOTAL SHORT-TERM DEBT SECURITIES (8.4%)
 (Amortized Cost $1,689,071)............                           1,689,071
                                                                 -----------
TOTAL INVESTMENTS (100.2%)
  (Cost/Amortized Cost $18,901,156).....                          20,170,317
OTHER ASSETS LESS LIABILITIES
  (-0.2%) ..............................                             (31,489)
                                                                 -----------
NET ASSETS (100%) ......................                         $20,138,828
                                                                 ===========

---------------------
*    Non-income producing.

#    All, or a portion of security out on loan (Note 1).

EQ ADVISORS TRUST
EQ/AXP STRATEGY AGGRESSIVE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2001 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $ 38,668,139

NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      29,317,175

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $ 1,260,615
Aggregate gross unrealized depreciation .........       (571,151)
                                                     -----------
Net unrealized appreciation .....................    $   689,464
                                                     ===========
Federal income tax cost of investments ..........    $19,480,853
                                                     ===========

At December 31, 2001, the Portfolio had loaned securities with a total value of $5,156,121, which was secured by collateral of $5,332,300.

The Portfolio has a net capital loss carryforward of $10,121,042 of which $79,526 expires in the year 2008 and $10,041,516 expires in the year 2009.














                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001

--------------------------------------------------------------------------------
                                           NUMBER                 VALUE
                                          OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (10.5%)
APPAREL RETAIL (0.2%)
Intimate Brands, Inc., Class A .....       262,700          $    3,903,722
                                                            --------------
AUTO COMPONENTS (0.2%)
Delphi Automotive Systems
  Corp. ............................       305,100               4,167,666
                                                            --------------
AUTOMOBILES (0.4%)
DaimlerChrysler AG (ADR) ...........        76,900               3,204,423
Ford Motor Co. .....................       128,900               2,026,308
General Motors Corp. ...............        55,600               2,702,160
Harley-Davidson, Inc. ..............        51,200               2,780,672
                                                            --------------
                                                                10,713,563
                                                            --------------
COMPUTER & ELECTRONICS RETAIL (0.2%)
RadioShack Corp. ...................       151,400               4,557,140
                                                            --------------
DEPARTMENT STORES (0.4%)
Kohl's Corp.* ......................       146,300              10,305,372
                                                            --------------
GENERAL MERCHANDISE STORES (0.5%)
BJ's Wholesale Club, Inc.* .........        54,300               2,394,630
Dollar General Corp.# ..............        66,100                 984,890
Wal-Mart Stores, Inc. ..............       150,405               8,655,808
                                                            --------------
                                                                12,035,328
                                                            --------------
HOME IMPROVEMENT RETAIL (1.2%)
Home Depot, Inc. ...................       395,777              20,188,585
Lowe's Cos., Inc. ..................       204,600               9,495,486
                                                            --------------
                                                                29,684,071
                                                            --------------
HOTELS (0.1%)
Marriot International, Inc.,
  Class A# .........................        73,700               2,995,905
                                                            --------------
HOUSEHOLD DURABLES (0.0%)
Sony Corp. (ADR)# ..................        16,900                 762,190
                                                            --------------
INTERNET RETAIL (0.1%)
eBay, Inc.*# .......................        26,400               1,766,160
                                                            --------------
LEISURE FACILITIES (0.1%)
Carnival Corp.# ....................        79,800               2,240,784
                                                            --------------
MEDIA (6.5%)
Adelphia Communications Corp.,
  Class A*# ........................       404,100              12,599,838
AOL Time Warner, Inc.* .............       226,700               7,277,070
Liberty Media Corp., Class A * .....     2,686,780              37,614,920
Cablevision Systems Corp. --
  Rainbow Media Group* .............        75,600               1,867,320
Cablevision Systems Corp.,
  Class A# .........................       132,400               6,282,380
Charter Communications, Inc.,
  Class A* .........................       700,000              11,501,000
Comcast Corp., Class A* ............       233,150               8,393,400
Cox Communications, Inc.,
  Class A*# ........................        51,800               2,170,938
Fox Entertainment Group, Inc.,
  Class A* .........................       232,900               6,178,837
Gannett Co., Inc. ..................        72,800               4,894,344
Knight Ridder, Inc. ................        51,200               3,324,416
New York Times Co.,
  Class A ..........................        75,900               3,282,675
Omnicom Group, Inc. ................        78,600               7,022,910
TMP Worldwide, Inc.*# ..............        37,900               1,625,910
Tribune Co. ........................       102,600               3,840,318
UnitedGlobalCom, Inc., Class A*# ...     2,122,000              10,610,000


--------------------------------------------------------------------------------
                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Univision Communications, Inc.,
  Class A*# ........................        77,600          $    3,139,696
USA Networks, Inc.* ................       296,200               8,089,222
Viacom, Inc., Class A*# ............        33,000               1,460,250
Viacom, Inc., Class B* .............       361,770              15,972,145
Walt Disney Co. ....................       191,500               3,967,880
                                                            --------------
                                                               161,115,469
                                                            --------------
RESTAURANTS (0.2%)
McDonald's Corp. ...................       211,200               5,590,464
                                                            --------------
SPECIALTY STORES (0.4%)
Bed Bath & Beyond, Inc.* ...........        91,600               3,105,240
Tiffany & Co. ......................       139,500               4,390,065
Williams-Sonoma, Inc.*# ............        27,000               1,158,300
                                                            --------------
                                                                 8,653,605
                                                            --------------
TEXTILES & APPAREL (0.0%)
V.F. Corp. .........................        25,000                 975,250
                                                            --------------
  TOTAL CONSUMER DISCRETIONARY .....                           259,466,689
                                                            --------------
CONSUMER STAPLES (2.5%)
BEVERAGES (0.6%)
Anheuser-Busch Cos., Inc. ..........        62,000               2,803,020
PepsiCo, Inc. ......................       238,660              11,620,355
                                                            --------------
                                                                14,423,375
                                                            --------------
FOOD PRODUCTS (1.0%)
Campbell Soup Co. ..................       158,000               4,719,460
General Mills, Inc. ................        68,100               3,541,881
H.J. Heinz Co. .....................        63,520               2,611,943
Kellogg Co. ........................       164,700               4,957,470
Kraft Foods, Inc. ..................        27,600                 939,228
Philip Morris Cos., Inc. ...........        49,200               2,255,820
Sara Lee Corp. .....................       213,000               4,734,990
                                                            --------------
                                                                23,760,792
                                                            --------------
FOOD RETAIL (0.1%)
Kroger Co.* ........................       135,970               2,837,694
                                                            --------------
HOUSEHOLD PRODUCTS (0.4%)
Clorox Co. .........................       137,300               5,430,215
Kimberly-Clark Corp. ...............         3,800                 227,240
Procter & Gamble Co. ...............        58,500               4,629,105
                                                            --------------
                                                                10,286,560
                                                            --------------
PERSONAL PRODUCTS (0.4%)
Avon Products, Inc. ................        20,000                 930,000
Gillette Co. .......................       260,500               8,700,700
                                                            --------------
                                                                 9,630,700
                                                            --------------
  TOTAL CONSUMER STAPLES ...........                            60,939,121
                                                            --------------
ENERGY (3.2%)
INTEGRATED OIL & GAS (0.4%)
Exxon Mobil Corp. ..................       127,600               5,014,680
Royal Dutch Petroleum Co. (ADR).....        46,800               2,294,136
Shell Transport & Trading Co.
  plc (ADR) ........................        71,000               2,942,950
                                                            --------------
                                                                10,251,766
                                                            --------------
OIL & GAS DRILLING (0.8%)
Ensco International, Inc. ..........       147,100               3,655,435
GlobalSantaFe Corp. (Berlin
  Exchange) ........................       150,000               4,278,000
Rowan Cos., Inc.* ..................       174,200               3,374,254
Transocean Sedco Forex, Inc.# ......       263,300               8,904,806
                                                            --------------
                                                                20,212,495
                                                            --------------

EQ ADVISORS TRUST
EQ/BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001

--------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER                    VALUE
                                                                         OF SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
OIL & GAS EQUIPMENT &
  SERVICES (1.4%)
Baker Hughes, Inc. .....................................................   244,490              $    8,916,550
BJ Services Co.* .......................................................    21,700                     704,165
Diamond Offshore Drilling, Inc..........................................   171,300                   5,207,520
Grant Prideco, Inc.* ...................................................   405,900                   4,667,850
Halliburton Co. ........................................................    71,000                     930,100
Noble Drilling Corp.* ..................................................    88,600                   3,015,944
Schlumberger Ltd. ......................................................   182,700                  10,039,365
Weatherford International, Inc.*........................................    36,500                   1,359,990
                                                                                                --------------
                                                                                                    34,841,484
                                                                                                --------------
OIL & GAS EXPLORATION &
  PRODUCTION (0.6%)
Apache Corp. ...........................................................    64,900                   3,237,212
Unocal Corp. ...........................................................   277,600                  10,013,032
                                                                                                --------------
                                                                                                    13,250,244
                                                                                                --------------
  TOTAL ENERGY .........................................................                            78,555,989
                                                                                                --------------
FINANCIALS (10.6%)
BANKS (2.8%)
Bank of America Corp. ..................................................   233,676                  14,709,904
Bank One Corp. .........................................................   754,700                  29,471,035
FleetBoston Financial Corp. ............................................   103,100                   3,763,150
Mellon Financial Corp. .................................................   106,900                   4,021,578
PT Bank Dagang Nasional
  Indonesia* ...........................................................   136,000                          --
Wachovia Corp. .........................................................   189,500                   5,942,720
Washington Mutual, Inc. ................................................   231,200                   7,560,240
Wells Fargo & Co. ......................................................    84,900                   3,688,905
                                                                                                --------------
                                                                                                    69,157,532
                                                                                                --------------
DIVERSIFIED FINANCIALS (4.4%)
AmeriCredit Corp.*# ....................................................    15,000                     473,250
Citigroup, Inc. ........................................................   596,491                  30,110,866
Goldman Sachs Group, Inc. ..............................................    68,400                   6,344,100
Household International, Inc. ..........................................   129,450                   7,500,333
JP Morgan Chase & Co. ..................................................   496,810                  18,059,043
MBNA Corp. .............................................................   536,200                  18,874,944
Merrill Lynch & Co., Inc. ..............................................    67,700                   3,528,524
Morgan Stanley Dean Witter &
  Co. ..................................................................   138,400                   7,742,096
Peregrine Investment Holdings*#                                            524,000                          --
Stilwell Financial, Inc. ...............................................    91,400                   2,487,908
USA Education, Inc. ....................................................   146,500                  12,308,930
                                                                                                --------------
                                                                                                   107,429,994
                                                                                                --------------
INSURANCE (3.4%)
Ace Ltd. ...............................................................   246,700                   9,905,005
AFLAC, Inc. ............................................................   107,060                   2,629,394
Allstate Corp. .........................................................   163,080                   5,495,796
American International Group,
  Inc. .................................................................   486,940                  38,663,036
Berkshire Hathaway, Inc.,
  Class A* .............................................................        87                   6,577,200
Cincinnati Financial Corp. .............................................    54,000                   2,060,100
Hartford Financial Services
  Group, Inc. ..........................................................   153,700                   9,656,971
PMI Group, Inc. ........................................................    16,000                   1,072,160
Principal Financial Group*# ............................................    54,000                   1,296,000
XL Capital Ltd., Class A ...............................................    82,800                   7,564,608
                                                                                                --------------
                                                                                                    84,920,270
                                                                                                --------------
  TOTAL FINANCIALS .....................................................                           261,507,796
                                                                                                --------------


--------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER                   VALUE
                                                                          OF SHARES                (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE (6.7%)
BIOTECHNOLOGY (0.5%)
Amgen, Inc.* ...........................................................    86,800              $    4,898,992
Genentech, Inc.* .......................................................   135,500                   7,350,875
Human Genome Sciences, Inc.* ...........................................    15,000                     505,800
                                                                                                --------------
                                                                                                    12,755,667
                                                                                                --------------
HEALTH CARE EQUIPMENT &
  SERVICES (2.3%)
Aetna, Inc. ............................................................    91,700                   3,025,183
Anthem, Inc. * .........................................................    21,200                   1,049,400
Applied Biosystems Group --
  Applera Corp. ........................................................   136,100                   5,344,647
Baxter International, Inc. .............................................   102,800                   5,513,164
Becton, Dickinson & Co. ................................................    40,300                   1,335,945
Boston Scientific Corp.* ...............................................   163,300                   3,938,796
Cardinal Health, Inc. ..................................................   174,600                  11,289,636
Guidant Corp.* .........................................................   121,363                   6,043,878
Health Management Associates,
  Inc., Class A* .......................................................   230,000                   4,232,000
Medtronic, Inc. ........................................................   230,490                  11,803,393
Wellpoint Health Networks,
  Inc.* ................................................................    33,000                   3,856,050
                                                                                                --------------
                                                                                                    57,432,092
                                                                                                --------------
PHARMACEUTICALS (3.9%)
Abbott Laboratories ....................................................   121,800                   6,790,350
American Home Products Corp.............................................   129,920                   7,971,891
AstraZeneca Group plc (ADR) ............................................   193,900                   9,035,740
Aventis S.A. (ADR) .....................................................    59,500                   4,224,500
Bristol-Myers Squibb Co. ...............................................    58,500                   2,983,500
Eli Lilly & Co. ........................................................    14,800                   1,162,392
Forest Laboratories, Inc.* .............................................    68,600                   5,621,770
Johnson & Johnson ......................................................   160,400                   9,479,640
MedImmune, Inc.*# ......................................................    60,800                   2,818,080
Pfizer, Inc. ...........................................................   734,430                  29,267,036
Pharmacia Corp. ........................................................   229,659                   9,794,956
Schering-Plough Corp. ..................................................   128,000                   4,583,680
Watson Pharmaceuticals, Inc.* ..........................................    53,600                   1,682,504
                                                                                                --------------
                                                                                                    95,416,039
                                                                                                --------------
  TOTAL HEALTH CARE ....................................................                           165,603,798
                                                                                                --------------
INDUSTRIALS (5.2%)
AEROSPACE & DEFENSE (0.5%)
Honeywell International, Inc. ..........................................   120,000                   4,058,400
Northrop Grumman Corp. .................................................    35,500                   3,578,755
United Technologies Corp. ..............................................    74,300                   4,802,009
                                                                                                --------------
                                                                                                    12,439,164
                                                                                                --------------
AIRLINES (0.3%)
Continental Airlines, Inc.,
  Class B* .............................................................   276,300                   7,241,823
                                                                                                --------------
COMMERCIAL SERVICES & SUPPLIES (0.9%)
Arbitron, Inc.* ........................................................    85,000                   2,902,750
Cendant Corp.* .........................................................   238,000                   4,667,180
CheckFree Corp.*# ......................................................    88,000                   1,584,000
Ecolab, Inc. ...........................................................    24,500                     986,125
IMS Health, Inc. .......................................................   554,595                  10,820,148
Robert Half International, Inc.*........................................    51,800                   1,383,060
                                                                                                --------------
                                                                                                    22,343,263
                                                                                                --------------
CONSTRUCTION & ENGINEERING (0.1%)
Fluor Corp. ............................................................    80,200                   2,999,480
                                                                                                --------------

EQ ADVISORS TRUST
EQ/BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001


--------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER                 VALUE
                                                                                OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (0.3%)
Emerson Electric Co. ...................................................        53,100          $    3,032,010
Thomas & Betts Corp. ...................................................       215,700               4,562,055
                                                                                                --------------
                                                                                                     7,594,065
                                                                                                --------------
INDUSTRIAL CONGLOMERATES (2.4%)
General Electric Co. ...................................................       720,150              28,863,612
Minnesota Mining &
  Manufacturing Co. ....................................................        31,700               3,747,257
Textron, Inc. ..........................................................        99,700               4,133,562
Tyco International Ltd. ................................................       371,662              21,890,892
                                                                                                --------------
                                                                                                    58,635,323
                                                                                                --------------
MACHINERY (0.7%)
Caterpillar, Inc. ......................................................        51,900               2,711,775
Deere & Co. ............................................................       101,700               4,440,222
Dover Corp. ............................................................        43,000               1,594,010
Eaton Corp. ............................................................        25,900               1,927,219
Illinois Tool Works, Inc. ..............................................        47,500               3,216,700
Ingersol-Rand Co. ......................................................        24,300               1,015,983
Navistar International Corp.# ..........................................        40,600               1,603,700
                                                                                                --------------
                                                                                                    16,509,609
                                                                                                --------------
RAILROADS (0.0%)
Union Pacific Corp. ....................................................        18,400               1,048,800
                                                                                                --------------
  TOTAL INDUSTRIALS ....................................................                           128,811,527
                                                                                                --------------
INFORMATION TECHNOLOGY (9.0%)
APPLICATION SOFTWARE (0.1%)
Cadence Design Systems, Inc.*# .........................................        56,300               1,234,096
Macromedia, Inc.*# .....................................................        37,500                 667,500
SAP AG (ADR)# ..........................................................        12,700                 405,511
                                                                                                --------------
                                                                                                     2,307,107
                                                                                                --------------
COMPUTER HARDWARE (1.6%)
Compaq Computer Corp. ..................................................       752,130               7,340,789
Dell Computer Corp.* ...................................................       238,800               6,490,584
Hewlett-Packard Co. ....................................................       134,300               2,758,522
International Business Machines
  Corp. ................................................................       157,580              19,060,877
Sun Microsystems, Inc.* ................................................       328,350               4,038,705
                                                                                                --------------
                                                                                                    39,689,477
                                                                                                --------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (1.1%)
Agilent Technologies, Inc.* ............................................       231,276               6,593,679
ARM Holdings plc (ADR)*# ...............................................        22,700                 353,893
Flextronics International Ltd.*# .......................................       428,520              10,280,195
Koninklijke Royal Philips
  Electronics N.V. (ADR) ...............................................       156,036               4,542,208
MIPS Technologies, Inc.,
  Class A*# ............................................................         1,100                   9,504
MIPS Technologies, Inc.,
  Class B* .............................................................        11,100                  88,578
Sanmina-SCI Corp.* .....................................................       329,564               6,558,323
                                                                                                --------------
                                                                                                    28,426,380
                                                                                                --------------
INTERNET SOFTWARE & SERVICES (0.2%)
DoubleClick, Inc.*# ....................................................        77,300                 876,582
VeriSign, Inc.*# .......................................................        74,500               2,833,980
Yahoo!, Inc.*# .........................................................        36,500                 647,510
                                                                                                --------------
                                                                                                     4,358,072
                                                                                                --------------
IT CONSULTING & SERVICES (0.6%)
Electronic Data Systems Corp. ..........................................       151,000              10,351,050
Unisys Corp.* ..........................................................       346,900               4,350,126
                                                                                                --------------
                                                                                                    14,701,176
                                                                                                --------------


--------------------------------------------------------------------------------------------------------------------
                                                                               NUMBER                 VALUE
                                                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
NETWORKING EQUIPMENT (0.7%)
3Com Corp.* ............................................................     1,062,100          $    6,776,198
Cisco Systems, Inc.* ...................................................       586,440              10,620,428
                                                                                                --------------
                                                                                                    17,396,626
                                                                                                --------------
SEMICONDUCTOR EQUIPMENT (1.0%)
Applied Materials, Inc.* ...............................................       235,900               9,459,590
Applied Micro Circuits Corp.* ..........................................        88,400               1,000,688
ASML Holding N.V. (New York
  Shares)*# ............................................................        61,400               1,046,870
Credence Systems Corp.* ................................................        27,000                 501,390
KLA-Tencor Corp.* ......................................................       128,500               6,368,460
Novellus Systems, Inc.*# ...............................................        70,800               2,793,060
Teradyne, Inc.*# .......................................................       131,600               3,966,424
                                                                                                --------------
                                                                                                    25,136,482
                                                                                                --------------
SEMICONDUCTORS (1.3%)
Altera Corp.* ..........................................................        43,400                 920,948
Broadcom Corp., Ltd., Class A*#                                                 26,000               1,062,620
Intel Corp. ............................................................       343,680              10,808,736
Intersil Corp., Class A*# ..............................................         7,400                 238,650
Linear Technology Corp. ................................................        15,500                 605,120
Maxim Integrated Products* .............................................        11,400                 598,614
Micron Technology, Inc.* ...............................................       111,400               3,453,400
National Semiconductor Corp.* ..........................................        73,300               2,256,907
PMC-Sierra, Inc.*# .....................................................        79,800               1,696,548
STMicroelectronics N.V. (New
  York Shares)# ........................................................        49,300               1,561,331
Texas Instruments, Inc. ................................................       311,000               8,708,000
Xilinx, Inc.* ..........................................................        21,900                 855,195
                                                                                                --------------
                                                                                                    32,766,069
                                                                                                --------------
SYSTEMS SOFTWARE (1.3%)
Brocade Communications
  System*# .............................................................        25,900                 857,808
Microsoft Corp.* .......................................................       424,600              28,129,750
Oracle Corp.* ..........................................................       207,500               2,865,575
                                                                                                --------------
                                                                                                    31,853,133
                                                                                                --------------
TELECOMMUNICATIONS EQUIPMENT (1.1%)
Corning, Inc.# .........................................................       104,200                 929,464
General Motors Corp., Class H*..........................................       105,800               1,634,610
JDS Uniphase Corp.* ....................................................        38,000                 329,840
Lucent Technologies, Inc. ..............................................       853,000               5,365,370
Motorola, Inc. .........................................................       280,990               4,220,470
Nokia OYJ (ADR) ........................................................       530,800              13,020,524
Nortel Networks Corp. ..................................................       133,700               1,002,750
                                                                                                --------------
                                                                                                    26,503,028
                                                                                                --------------
  TOTAL INFORMATION TECHNOLOGY .........................................                           223,137,550
                                                                                                --------------
MATERIALS (1.1%)
CHEMICALS (0.4%)
Air Products & Chemicals, Inc. .........................................        31,500               1,477,665
Dow Chemical Co. .......................................................        34,900               1,178,922
Du Pont (E.I.) de Nemours & Co..........................................       159,100               6,763,341
                                                                                                --------------
                                                                                                     9,419,928
                                                                                                --------------
METALS & MINING (0.2%)
Massey Energy Co. ......................................................       109,500               2,269,935
Phelps Dodge Corp. .....................................................       113,400               3,674,160
                                                                                                --------------
                                                                                                     5,944,095
                                                                                                --------------
PAPER & FOREST PRODUCTS (0.5%)
Boise Cascade Corp. ....................................................       202,700               6,893,827
Georgia-Pacific Corp. ..................................................        92,000               2,540,120

EQ ADVISORS TRUST
EQ/BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001


-----------------------------------------------------------------------
                                              NUMBER           VALUE
                                            OF SHARES         (NOTE 1)
-----------------------------------------------------------------------
Sappi Ltd. (ADR) .......................     273,000     $    2,798,250
                                                         --------------
                                                             12,232,197
                                                         --------------
  TOTAL MATERIALS ......................                     27,596,220
                                                         --------------
TELECOMMUNICATION SERVICES (2.7%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (0.6%)
AT&T Corp. .............................     256,200          4,647,468
NTL, Inc.*# ............................   1,549,050          1,456,107
SBC Communications, Inc. ...............     117,800          4,614,226
United Pan-Europe
  Communications N.V.*# ................      61,300             28,350
Verizon Communications, Inc. ...........      73,800          3,502,548
Williams Communications
  Group* ...............................      81,139            190,677
WorldCom, Inc. -- MCI Group#                   1,464             18,593
                                                         --------------
                                                             14,457,969
                                                         --------------
WIRELESS TELECOMMUNICATION
  SERVICES (2.1%)
AT&T Wireless Services, Inc. * .........     425,810          6,118,890
Millicom International Cellular
  S.A.*# ...............................     709,400          8,619,210
Nextel Communications, Inc.,
  Class A*# ............................     100,000          1,096,000
Sprint Corp. (PCS Group)*# .............     716,500         17,489,765
Telefonaktiebolaget LM Ericsson
  AB (ADR) .............................      58,500            305,370
US Cellular Corp.*# ....................      55,000          2,488,750
Vodafone Group plc .....................   3,250,000          8,485,323
Vodafone Group plc (ADR)# ..............     345,900          8,882,712
                                                         --------------
                                                             53,486,020
                                                         --------------
  TOTAL TELECOMMUNICATION
     SERVICES ..........................                     67,943,989
                                                         --------------
UTILITIES (0.6%)
ELECTRIC UTILITIES (0.3%)
AES Corp.* .............................     261,100          4,268,985
CINergy Corp. ..........................      30,000          1,002,900
Edison International ...................     194,300          2,933,930
                                                         --------------
                                                              8,205,815
                                                         --------------
GAS UTILITIES (0.1%)
Kinder Morgan Management
  LLC* .................................      35,013          1,326,983
                                                         --------------
MULTI -- UTILITIES (0.2%)
NRG Energy, Inc. * .....................      89,200          1,382,600
Williams Cos., Inc. ....................     162,700          4,152,104
                                                         --------------
                                                              5,534,704
                                                         --------------
  TOTAL UTILITIES ......................                     15,067,502
                                                         --------------
TOTAL COMMON STOCKS (52.1%)
  (Cost $1,342,077,920) ................                  1,288,630,181
                                                         --------------
CONVERTIBLE PREFERRED STOCK:
FINANCIALS (0.0%)
DIVERSIFIED FINANCIALS (0.0%)
Cablevision Systems -- New
  York Group*#
  (Cost $688,637).......................      19,000            845,500
                                                         --------------


-------------------------------------------------------------------------
                                          PRINCIPAL           VALUE
                                           AMOUNT            (NOTE 1)
-------------------------------------------------------------------------
CONVERTIBLE BONDS:
CONSUMER DISCRETIONARY (0.1%)
INTERNET RETAIL (0.1%)
Amazon.com, Inc.
  4.75%, 2/1/09 ....................   $ 2,813,000      $    1,395,951
                                                        --------------
INFORMATION TECHNOLOGY (0.0%)
TELECOMMUNICATIONS EQUIPMENT (0.0%)
Nortel Networks Corp.,
  4.25%, 9/1/08 (S)  ...............     1,013,000             981,344
                                                        --------------
MATERIALS (0.1%)
METALS & MINING (0.1%)
Freeport-McMoran Copper &
  Gold, Inc.,
  8.25%%, 1/31/06 (S)  .............     1,654,000           1,991,003
                                                        --------------
TELECOMMUNICATION SERVICES (0.0%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (0.0%)
NTL, Inc.,
  7.00%, 12/15/08 ..................       200,000              18,750
                                                        --------------
TOTAL CONVERTIBLE BONDS (0.2%)
  (Cost $4,818,385) ................                         4,387,048
                                                        --------------
LONG-TERM DEBT SECURITIES:
CONSUMER DISCRETIONARY (2.1%)
AUTOMOBILES (0.6%)
DaimlerChrysler NA Holdings,
  6.40%, 5/15/06# ..................    12,200,000          12,183,652
Ford Motor Co.,
  7.45%, 7/16/31 ...................     2,375,000           2,175,947
                                                        --------------
                                                            14,359,599
                                                        --------------
GENERAL MERCHANDISE STORES (0.2%)
Wal-Mart Stores, Inc.,
  6.875%, 8/10/09 ..................     3,570,000           3,858,031
                                                        --------------
MEDIA (1.3%)
Liberty Media Group,
  8.25%, 2/1/30# ...................     1,545,000           1,461,401
Time Warner Entertainment Co.
  LP,
  8.375%, 3/15/23 ..................     9,180,000          10,233,396
Walt Disney Co., Series MTN,
  4.875%, 7/2/04 ...................    21,225,000          21,340,464
                                                        --------------
                                                            33,035,261
                                                        --------------
  TOTAL CONSUMER DISCRETIONARY .....                        51,252,891
                                                        --------------
CONSUMER STAPLES (1.1%)
FOOD PRODUCTS (0.5%)
Kraft Foods, Inc.,
  4.625%, 11/1/06# .................     3,050,000           2,983,964
  5.625%, 11/1/11 ..................     6,775,000           6,570,463
Tyson Foods, Inc.,
  8.25%, 10/1/11 (S)  ..............     2,700,000           2,859,362
                                                        --------------
                                                            12,413,789
                                                        --------------
FOOD RETAIL (0.6%)
Delhaize America, Inc.,
  8.125%, 4/15/11# (S)  ............    12,700,000          13,939,558
                                                        --------------
  TOTAL CONSUMER STAPLES ...........                        26,353,347
                                                        --------------

EQ ADVISORS TRUST
EQ/BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001

------------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL                VALUE
                                                                                AMOUNT                (NOTE 1)
------------------------------------------------------------------------------------------------------------------
ENERGY (0.7%)
INTEGRATED OIL & GAS (0.5%)
Amerada Hess Corp.
  7.875%, 10/1/29 ........................................................   $  4,800,000           $    5,161,579
Conoco Funding Co.
  5.45%, 10/15/06 ........................................................      2,650,000                2,651,026
Conoco, Inc.
  6.95%, 4/15/29 .........................................................      4,095,000                4,164,074
                                                                                                    --------------
                                                                                                        11,976,679
                                                                                                    --------------
OIL & GAS EXPLORATION &
  PRODUCTION (0.2%)
Devon Financing Corp.
  7.875%, 9/30/31 (S)  (i) ...............................................      6,270,000                6,346,037
                                                                                                    --------------
  TOTAL ENERGY ...........................................................                              18,322,716
                                                                                                    --------------
FINANCIALS (27.7%)
ASSET BACKED (4.0%)
Citibank Credit Card Master
  Trust I, Series 1997-6 A
  6.875%, 8/15/06 ........................................................      2,185,000                1,959,565
Citibank Credit Card Issuance
  Trust, Series 00-A3
  6.875%, 11/16/09 .......................................................     33,250,000               35,650,218
Daimler Chrysler Auto Trust,
  Series 01-C A4
  4.63%, 12/6/06 .........................................................      8,435,000                8,499,355
Discover Card Master Trust I,
  Series 00-9 A
  6.35%, 7/15/08 .........................................................     16,345,000               17,147,659
 Series 99-6 A
  6.85%, 7/17/07 .........................................................     15,775,000               16,793,733
Great Western Financial Trust II,
  Series A
  8.206%, 2/1/27 .........................................................      8,320,000                8,183,785
MBNA Credit Card Master Note
  Trust, Series 01-A1 A1
  5.75%, 10/15/08# .......................................................     10,785,000               11,098,783
                                                                                                    --------------
                                                                                                        99,333,098
                                                                                                    --------------
BANKS (1.7%)
Bank One Corp.
  7.875%, 8/1/10# ........................................................      9,370,000               10,317,429
  7.625%, 10/15/26 .......................................................      3,560,000                3,786,373
Barclays Bank plc
  8.55%, 12/31/49 (S)  ...................................................      6,990,000                7,789,593
FleetBoston Financial Corp.
  4.875%, 12/1/06 ........................................................      4,600,000                4,496,427
Royal Bank of Scotland Group plc
  7.648%, 12/31/49 .......................................................      5,550,000                5,598,923
Standard Chartered Bank
  8.0%, 5/30/31 (S)  .....................................................      4,300,000                4,373,569
Washington Mutual Finance Corp.
  6.875%, 5/15/11 ........................................................      4,000,000                4,110,328
                                                                                                    --------------
                                                                                                        40,472,642
                                                                                                    --------------
DIVERSIFIED FINANCIALS (3.6%)
Chase Manhattan Corp.
  6.375%, 4/1/08 .........................................................      5,190,000                5,301,341
Citicorp
  Series C 7.0%, 7/1/07 ..................................................      2,150,000                2,274,573
Citigroup, Inc.
  6.75%, 12/1/05# ........................................................      5,300,000                5,634,918


------------------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL                VALUE
                                                                                AMOUNT                (NOTE 1)
------------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co.
  5.75%, 2/23/04 .........................................................   $ 12,000,000           $   12,196,140
General Motors Acceptance Corp.
  6.875%, 9/15/11 ........................................................      6,250,000                6,112,812
  8.0%, 11/1/31 ..........................................................      5,115,000                5,205,970
Household Finance Corp.
  6.5%, 11/15/08 .........................................................      6,835,000                6,824,618
JP Morgan Chase & Co.
  6.75%, 2/1/11 ..........................................................      8,280,000                8,476,037
Lehman Manufactured Housing
  Trust Series 98-1, class 1IO
  0.82%, 7/15/28 .........................................................        249,028                    5,603
Merrill Lynch & Co., Series MNTB
  5.35%, 6/15/04# ........................................................     24,650,000               25,308,106
Morgan Stanley Dean Witter & Co.
  6.10%, 4/15/06# ........................................................     12,075,000               12,443,481
                                                                                                    --------------
                                                                                                        89,783,599
                                                                                                    --------------
FOREIGN GOVERNMENT (0.6%)
Quebec Province
  Series NY, 7.5%, 9/15/29 ...............................................      5,000,000                5,573,725
United Mexican States
  8.375%, 1/14/11# .......................................................      7,800,000                8,092,500
                                                                                                    --------------
                                                                                                        13,666,225
                                                                                                    --------------
U.S. GOVERNMENT (4.2%)
U.S. Treasury Bonds
  10.375%, 11/15/12# .....................................................     19,520,000               25,010,000
  12.00%, 8/15/13# .......................................................      2,045,000                2,857,008
  8.125%, 8/15/19# .......................................................     25,010,000               31,579,127
  5.375%, 2/15/31# .......................................................     24,380,000               24,037,168
U.S. Treasury Notes
  6.50%, 5/31/02# ........................................................     13,960,000               14,237,567
  6.50%, 10/15/06 ........................................................      2,685,000                2,924,239
  5.00%, 8/15/11# ........................................................      3,850,000                3,837,949
                                                                                                    --------------
                                                                                                       104,483,058
                                                                                                    --------------
U.S. GOVERNMENT AGENCIES (13.6%)
Federal National Mortgage
  Association
  5.00%, 1/15/07 .........................................................     22,085,000               22,174,665
  5.375%, 11/15/11 .......................................................     12,460,000               12,081,415
  7.00%, 4/1/12 ..........................................................      2,775,815                2,874,248
  7.00%, 9/1/14 ..........................................................     12,671,227               13,120,561
  7.00%, 2/1/15 ..........................................................     26,125,588               27,052,028
  7.00%, 7/1/15 ..........................................................      1,506,049                1,557,812
  7.00%, 2/1/16 ..........................................................      3,711,591                3,839,158
  6.00%, 3/1/16 ..........................................................        629,657                  631,231
  6.50%, 3/1/16 ..........................................................     51,647,183               52,651,359
  6.00%, 4/1/16 ..........................................................        362,707                  363,614
  6.50%, 6/1/16 ..........................................................      2,287,298                2,331,603
  9.00%, 8/1/26 ..........................................................         64,527                   68,540
  6.00%, 1/1/29 ..........................................................     15,910,352               15,626,989
  6.00%, 3/1/29 ..........................................................     21,166,124               20,763,770
  6.00%, 4/1/29 ..........................................................         68,266                   66,820
  6.00%, 7/1/29 ..........................................................      2,309,280                2,260,381
  7.50%, 9/1/30 ..........................................................         49,468                   51,045
  6.00%, 3/1/31 ..........................................................        592,646                  579,496
  7.50%, 3/1/31 ..........................................................        483,167                  498,565
  6.00%, 4/1/31 ..........................................................        621,160                  607,376
  6.00%, 5/1/31 ..........................................................        979,721                  958,830
  6.50%, 1/25/31, TBA ....................................................    117,295,000              117,295,000

EQ ADVISORS TRUST
EQ/BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001

-----------------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL                 VALUE
                                                                              AMOUNT                 (NOTE 1)
-----------------------------------------------------------------------------------------------------------------
Government National Mortgage
  Association
  8.50%, 10/15/17 ......................................................   $     21,726            $       23,498
  8.50%, 11/15/17 ......................................................         24,242                    26,219
  8.00%, 7/15/26 .......................................................         14,366                    15,129
  6.50%, 5/15/29 .......................................................     37,746,126                37,918,362
  6.50%, 12/15/30 ......................................................        300,395                   301,425
  8.50%, 11/15/17, TBA .................................................         55,517                    60,045
                                                                                                   --------------
                                                                                                      335,799,184
                                                                                                   --------------
  TOTAL FINANCIALS .....................................................                              683,537,806
                                                                                                   --------------
HEALTH CARE (0.3%)
PHARMACEUTICALS (0.3%)
Bristol-Myers Squibb Co.
  4.75%, 10/1/06# ......................................................      6,750,000                 6,695,440
                                                                                                   --------------
INDUSTRIALS (0.7%)
INDUSTRIAL CONGLOMERATES (0.7%)
Tyco International Group S.A.
  6.375%, 2/15/06 ......................................................     15,800,000                16,137,109
                                                                                                   --------------
MATERIALS (0.1%)
PAPER & FOREST PRODUCTS (0.1%)
International Paper Co.
  6.75%, 9/1/11# .......................................................      2,700,000                 2,718,873
                                                                                                   --------------
TELECOMMUNICATION SERVICES (3.3%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (2.9%)
AT&T Corp.
  7.30%, 11/15/11 (S)  .................................................      6,700,000                 6,884,719
  6.50%, 3/15/29 .......................................................     14,600,000                12,580,616
British Telecom plc
  8.875%, 12/15/30 .....................................................      8,800,000                10,137,486
Qwest Capital Funding
  7.90%, 8/15/10 .......................................................     12,120,000                12,330,124
Sprint Capital Corp.
  7.625%, 1/30/11# .....................................................      4,550,000                 4,779,079
Verizon Wireless, Inc.
  2.27%, 12/17/03 (S)  .................................................     17,500,000                17,491,285
Worldcom, Inc.
  8.25%, 5/15/31 .......................................................      7,840,000                 8,287,311
                                                                                                   --------------
                                                                                                       72,490,620
                                                                                                   --------------
WIRELESS TELECOMMUNICATION
  SERVICES (0.4%)
AT&T Wireless Group
  8.75%, 3/1/31 ........................................................      8,895,000                10,081,486
                                                                                                   --------------
  TOTAL TELECOMMUNICATION
     SERVICES ..........................................................                               82,572,106
                                                                                                   --------------
UTILITIES (2.1%)
ELECTRIC UTILITIES (1.4%)
Cilcorp, Inc.
  9.375%, 10/15/29 .....................................................      6,445,000                 6,382,741
FirstEnergy Corp., Series B
  6.45%, 11/15/11 ......................................................      5,325,000                 5,195,395
Powergen US Funding LLC
  4.50%, 10/15/04 ......................................................      6,075,000                 6,010,927
PSEG Energy Holdings
  8.50%, 6/15/11 .......................................................     12,000,000                11,739,612
TXU Corp., Series C
  6.375%, 1/1/08 .......................................................      2,840,000                 2,810,745
TXU Corp., Series J
  6.375%, 6/15/06 ......................................................      3,570,000                 3,595,815
                                                                                                   --------------
                                                                                                       35,735,235
                                                                                                   --------------


-----------------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL                VALUE
                                                                              AMOUNT                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------
GAS UTILITIES (0.5%)
Keyspan Corp.
  7.25%, 11/15/05# .....................................................   $  6,275,000            $    6,689,463
  6.15%, 6/1/06# .......................................................      5,075,000                 5,193,953
                                                                                                   --------------
                                                                                                       11,883,416
                                                                                                   --------------
MULTI -- UTILITIES (0.2%)
Progress Energy, Inc.
  7.75%, 3/1/31 ........................................................      2,935,000                 3,139,206
Williams Cos., Inc., Series A
  7.50%, 1/15/31 .......................................................      2,015,000                 1,963,037
                                                                                                   --------------
                                                                                                        5,102,243
                                                                                                   --------------
  TOTAL UTILITIES ......................................................                               52,720,894
                                                                                                   --------------
TOTAL LONG-TERM DEBT SECURITIES (38.1%)
  (Cost $922,375,755) ..................................................                              940,311,182
                                                                                                   --------------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.0%)
American Express Card
  1.59%, 1/2/02 ........................................................      2,145,000                 2,145,000
General Electric Capital Corp.
  1.82%, 1/3/02 ........................................................     13,837,000                13,836,300
General Motors Acceptance Corp.
  1.98%, 1/2/02 ........................................................     10,001,000                10,000,450
                                                                                                   --------------
  TOTAL COMMERCIAL PAPER ...............................................                               25,981,750
                                                                                                   --------------
TIME DEPOSITS (1.5%)
JPMorgan Chase Nassau, 1.02%,
  1/2/02 ...............................................................     17,014,592                17,014,592
Societe General, 1.00%, 1/2/02 .........................................     20,000,000                20,000,000
                                                                                                   --------------
  TOTAL TIME DEPOSITS ..................................................                               37,014,592
                                                                                                   --------------
U.S. GOVERNMENT (1.0%)
U.S. Treasury Bill (Discount
  Note), 6/20/02# ......................................................     23,750,000                23,552,612
                                                                                                   --------------
U.S. GOVERNMENT AGENCIES (10.8%)
Federal Home Loan Mortgage
  Corp. (Discount Note), 1/2/02.........................................    150,900,000               150,893,670
Federal Home Loan Mortgage
  Corp. (Discount Note), 1/3/02.........................................    116,590,000               116,573,869
                                                                                                   --------------
  TOTAL U.S. GOVERNMENT
     AGENCIES ..........................................................                              267,467,539
                                                                                                   --------------
TOTAL SHORT-TERM DEBT SECURITIES (14.3%)
  (Amortized Cost $354,016,493)                                                                       354,016,493
                                                                                                   --------------
TOTAL INVESTMENTS (104.7%)
  (Cost/Amortized Cost $2,623,977,190)                                                              2,588,190,404
OTHER ASSETS
  AND LIABILITIES (-4.7%)                                                                            (116,576,766)
                                                                                                   --------------
NET ASSETS (100%) ......................................................                           $2,471,613,638
                                                                                                   ==============

EQ ADVISORS TRUST
EQ/BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001

--------------------------------------------------------------------------------
DISTRIBUTION OF INVESTMENTS BY GLOBAL REGION


As a Percentage of Total Investments (unaudited)


Canada ..................     0.2%
France ..................     0.2
Germany .................     0.1
Japan ...................     0.0
Mexico ..................     0.3
Netherlands .............     0.3
Scandanavia .............     0.5
Switzerland .............     0.0
Bermuda .................     0.4
Luxembourg ..............     0.3
United Kingdom ..........     3.0
United States**..........    94.7
                            -----
                            100.0%
                            =====

----------
*    Non-income producing

**   Includes Short-term Debt Securities of 14.3%

#    All, or a portion of the security out on loan (Note 1)

(S) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2001, these securities amounted to $62,656,470 or 2.54% of net assets.

(i)  Illiquid Securities

     Glossary:

     ADR--American Depositary Receipt

     IO--Interest Only

     MTN--Mid Term Note

     TBA--Security is subject to delayed delivery.
--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2001 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities..........    $3,446,108,602
U.S. Government securities .............................       751,312,366
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities..........     2,730,953,087
U.S. Government securities .............................     1,014,777,213

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $   96,930,609
Aggregate gross unrealized depreciation .........      (191,325,473)
                                                     --------------
Net unrealized depreciation .....................    $  (94,394,864)
                                                     ==============
Federal income tax cost of investments ..........    $2,682,585,268
                                                     ==============

At December 31, 2001, the Portfolio had loaned securities with a total value of $286,410,551 which was secured by collateral of $298,313,413, of which $37,731,960 was received in the form of securities.

For the year ended December 31, 2001, the Portfolio incurred approximately $144,059 as brokerage commissions with Bernstein (Sanford C.) & Co., Inc., $338,934 with Merrill Lynch, and $232 with Prudential-Bache, all affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $11,550,304, of which $753,329 expires in the year 2007, $1,935,527 in the year 2008, and $8,861,448 in the year 2009.



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001


-------------------------------------------------------------------------------------------------------------
                                                                             NUMBER                VALUE
                                                                           OF SHARES              (NOTE 1)
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (12.0%)
APPAREL RETAIL (0.7%)
Limited, Inc. ..........................................................     53,200              $    783,104
TJX Cos., Inc.# ........................................................     85,900                 3,423,974
                                                                                                 ------------
                                                                                                    4,207,078
                                                                                                 ------------
AUTO COMPONENTS (2.2%)
Autoliv, Inc.# .........................................................    119,700                 2,431,107
Dana Corp. .............................................................     69,000                   957,720
Delphi Automotive Systems
  Corp. ................................................................     81,600                 1,114,656
Goodyear Tire & Rubber Co.# ............................................     99,000                 2,357,190
Lear Corp.* ............................................................     75,500                 2,879,570
Snap-On, Inc.# .........................................................     76,500                 2,574,990
TRW, Inc. ..............................................................     41,300                 1,529,752
                                                                                                 ------------
                                                                                                   13,844,985
                                                                                                 ------------
AUTOMOBILES (0.1%)
Ford Motor Co. .........................................................     39,584                   622,260
                                                                                                 ------------
DEPARTMENT STORES (2.1%)
Federated Department Stores,
  Inc.* ................................................................    101,000                 4,130,900
May Department Stores Co. ..............................................    102,350                 3,784,903
Sears, Roebuck & Co. ...................................................    109,500                 5,216,580
                                                                                                 ------------
                                                                                                   13,132,383
                                                                                                 ------------
GENERAL MERCHANDISE STORES (0.1%)
Big Lots, Inc. .........................................................     53,100                   552,240
                                                                                                 ------------
HOME IMPROVEMENT RETAIL (0.5%)
Sherwin-Williams Co. ...................................................    122,650                 3,372,875
                                                                                                 ------------
HOTELS (0.5%)
Hilton Hotels Corp. ....................................................    265,100                 2,894,892
                                                                                                 ------------
HOUSEHOLD DURABLES (2.4%)
Black & Decker Corp. ...................................................     76,000                 2,867,480
Fortune Brands, Inc. ...................................................    109,300                 4,327,187
Leggett & Platt, Inc. ..................................................    143,300                 3,295,900
Newell Rubbermaid, Inc. ................................................     42,300                 1,166,211
Whirlpool Corp. ........................................................     46,800                 3,431,844
                                                                                                 ------------
                                                                                                   15,088,622
                                                                                                 ------------
MEDIA (1.2%)
Liberty Media Corp., Class A* ..........................................     52,700                   737,800
Comcast Corp., Class A*# ...............................................      4,800                   172,800
Knight Ridder, Inc. ....................................................     57,300                 3,720,489
Viacom, Inc., Class B* .................................................     20,000                   883,000
Walt Disney Co. ........................................................     85,100                 1,763,272
                                                                                                 ------------
                                                                                                    7,277,361
                                                                                                 ------------
RESTAURANTS (0.5%)
McDonald's Corp. .......................................................     17,200                   455,284
Wendy's International, Inc.# ...........................................    102,100                 2,978,257
                                                                                                 ------------
                                                                                                    3,433,541
                                                                                                 ------------
SPECIALTY STORES (0.3%)
Toys-R-Us, Inc.* .......................................................    104,500                 2,167,330
                                                                                                 ------------
TEXTILES & APPAREL (1.4%)
Jones Apparel Group, Inc. *# ...........................................     78,575                 2,606,333
Liz Claiborne, Inc.# ...................................................     68,700                 3,417,825


-------------------------------------------------------------------------------------------------------------
                                                                           NUMBER                  VALUE
                                                                          OF SHARES               (NOTE 1)
-------------------------------------------------------------------------------------------------------------
V.F. Corp. .............................................................    69,900               $  2,726,799
                                                                                                 ------------
                                                                                                    8,750,957
                                                                                                 ------------
  TOTAL CONSUMER DISCRETIONARY..........................................                           75,344,524
                                                                                                 ------------
CONSUMER STAPLES (7.1%)
BEVERAGES (0.3%)
Coca-Cola Enterprises, Inc.# ...........................................    99,900                  1,892,106
                                                                                                 ------------
FOOD DISTRIBUTORS (0.6%)
SUPERVALU, Inc. ........................................................   161,200                  3,565,744
                                                                                                 ------------
FOOD PRODUCTS (5.3%)
Archer-Daniels-Midland Co. .............................................   264,495                  3,795,503
ConAgra Foods, Inc. ....................................................   170,600                  4,055,162
H.J. Heinz Co. .........................................................    88,000                  3,618,560
Kellogg Co. ............................................................    29,600                    890,960
Philip Morris Cos., Inc. ...............................................   204,400                  9,371,740
Sara Lee Corp. .........................................................   165,200                  3,672,396
Tyson Foods, Inc. ......................................................   357,476                  4,128,848
UST, Inc. ..............................................................   111,100                  3,888,500
                                                                                                 ------------
                                                                                                   33,421,669
                                                                                                 ------------
FOOD RETAIL (0.1%)
Kroger Co.* ............................................................    20,000                    417,400
                                                                                                 ------------
HOUSEHOLD PRODUCTS (0.8%)
Procter & Gamble Co. ...................................................    68,200                  5,396,666
                                                                                                 ------------
  TOTAL CONSUMER STAPLES ...............................................                           44,693,585
                                                                                                 ------------
ENERGY (9.8%)
INTEGRATED OIL & GAS (8.8%)
Amerada Hess Corp. .....................................................    34,400                  2,150,000
Ashland, Inc. ..........................................................    67,000                  3,087,360
ChevronTexaco Corp. ....................................................   134,198                 12,025,483
Conoco, Inc. ...........................................................    92,700                  2,623,410
Exxon Mobil Corp. ......................................................   674,782                 26,518,932
Occidental Petroleum Corp. .............................................    47,400                  1,257,522
Phillips Petroleum Co. .................................................    89,600                  5,399,296
Royal Dutch Petroleum Co. ..............................................    41,200                  2,019,624
                                                                                                 ------------
                                                                                                   55,081,627
                                                                                                 ------------
OIL & GAS REFINING &
  MARKETING (1.0%)
Sunoco, Inc.# ..........................................................    83,500                  3,117,890
Ultramar Diamond Shamrock
  Corp. ................................................................    35,100                  1,736,748
Valero Energy Corp.# ...................................................    42,700                  1,627,724
                                                                                                 ------------
                                                                                                    6,482,362
                                                                                                 ------------
  TOTAL ENERGY .........................................................                           61,563,989
                                                                                                 ------------
FINANCIALS (30.4%)
BANKS (14.8%)
Amsouth Bancorp. .......................................................   204,000                  3,855,600
Bank of America Corp. ..................................................   234,284                 14,748,178
Bank One Corp. .........................................................   209,650                  8,186,832
Charter One Financial, Inc. ............................................   107,415                  2,916,317
FleetBoston Financial Corp. ............................................   203,106                  7,413,369
Golden West Financial Corp. ............................................    74,800                  4,401,980
KeyCorp. ...............................................................   176,200                  4,288,708
National City Corp. ....................................................   176,375                  5,157,205
Regions Financial Corp. ................................................   125,400                  3,754,476
SouthTrust Corp. .......................................................   156,900                  3,870,723
Union Planters Corp. ...................................................    75,500                  3,407,315

EQ ADVISORS TRUST
EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001


-------------------------------------------------------------------------------------------------------------
                                                                           NUMBER                   VALUE
                                                                          OF SHARES                (NOTE 1)
-------------------------------------------------------------------------------------------------------------
UnionBanCal Corp. ......................................................    85,400               $  3,245,200
US Bancorp .............................................................   371,300                  7,771,309
Wachovia Corp. .........................................................   244,700                  7,673,792
Washington Mutual, Inc. ................................................   200,100                  6,543,270
Wells Fargo & Co. ......................................................   131,400                  5,709,330
                                                                                                 ------------
                                                                                                   92,943,604
                                                                                                 ------------
DIVERSIFIED FINANCIALS (9.5%)
American Express Co. ...................................................    37,000                  1,320,530
Bear Stearns Co., Inc.# ................................................    61,400                  3,600,496
Citigroup, Inc. ........................................................   448,466                 22,638,564
Countrywide Credit Industries,
  Inc. .................................................................    74,100                  3,035,877
Fannie Mae .............................................................   126,450                 10,052,775
Freddie Mac ............................................................    54,600                  3,570,840
JP Morgan Chase & Co. ..................................................   153,540                  5,581,179
Lehman Brothers Holdings, Inc...........................................    78,200                  5,223,760
Merrill Lynch & Co., Inc. ..............................................    25,300                  1,318,636
Morgan Stanley Dean Witter &
  Co. ..................................................................    51,900                  2,903,286
                                                                                                 ------------
                                                                                                   59,245,943
                                                                                                 ------------
INSURANCE (6.1%)
Allstate Corp. .........................................................   179,500                  6,049,150
American International Group ...........................................    36,992                  2,937,165
Aon Corp. ..............................................................    82,600                  2,933,952
Chubb Corp. ............................................................    48,000                  3,312,000
CIGNA Corp. ............................................................    36,000                  3,335,400
Metlife, Inc.# .........................................................   127,300                  4,032,864
MGIC Investment Corp. ..................................................    57,900                  3,573,588
St. Paul Cos., Inc. (The) ..............................................    58,366                  2,566,353
Torchmark Corp. ........................................................    80,200                  3,154,266
UnumProvident Corp. ....................................................   119,900                  3,178,549
XL Capital Ltd. ........................................................    33,600                  3,069,696
                                                                                                 ------------
                                                                                                   38,142,983
                                                                                                 ------------
  TOTAL FINANCIALS .....................................................                          190,332,530
                                                                                                 ------------
HEALTH CARE (4.5%)
HEALTH CARE EQUIPMENT &
  SERVICES (1.4%)
Aetna, Inc. ............................................................    40,600                  1,339,394
Becton, Dickinson & Co. ................................................    55,400                  1,836,510
Health Net, Inc. * .....................................................   138,525                  3,017,075
Humana, Inc.* ..........................................................   223,200                  2,631,528
                                                                                                 ------------
                                                                                                    8,824,507
                                                                                                 ------------
PHARMACEUTICALS (3.1%)
Abbott Laboratories ....................................................    95,100                  5,301,825
American Home Products Corp.............................................    84,300                  5,172,648
Bristol-Myers Squibb Co. ...............................................    44,800                  2,284,800
Eli Lilly & Co. ........................................................    11,600                    911,064
Johnson & Johnson ......................................................    13,000                    768,300
Merck & Co., Inc. ......................................................    55,300                  3,251,640
Pharmacia Corp. ........................................................    41,850                  1,784,902
                                                                                                 ------------
                                                                                                   19,475,179
                                                                                                 ------------
  TOTAL HEALTH CARE ....................................................                           28,299,686
                                                                                                 ------------
INDUSTRIALS (7.2%)
AEROSPACE & DEFENSE (0.9%)
Goodrich Corp.# ........................................................   129,700                  3,452,614
Lockheed Martin Corp. ..................................................    48,600                  2,268,162
                                                                                                 ------------
                                                                                                    5,720,776
                                                                                                 ------------


-------------------------------------------------------------------------------------------------------------
                                                                           NUMBER                  VALUE
                                                                          OF SHARES               (NOTE 1)
-------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS (0.7%)
Masco Corp. ............................................................   181,900               $  4,456,550
                                                                                                 ------------
COMMERCIAL SERVICES &
  SUPPLIES (0.5%)
R.R. Donnelley & Sons Co.# .............................................   108,100                  3,209,489
                                                                                                 ------------
ELECTRICAL EQUIPMENT (1.3%)
Acuity Brands, Inc. ....................................................    50,300                    608,630
Cooper Industries, Inc. ................................................    95,100                  3,320,892
Hubbell, Inc., Class B# ................................................    97,300                  2,858,674
Thomas & Betts Corp. ...................................................    70,600                  1,493,190
                                                                                                 ------------
                                                                                                    8,281,386
                                                                                                 ------------
INDUSTRIAL CONGLOMERATES (0.5%)
Minnesota Mining &
  Manufacturing Co. ....................................................    27,400                  3,238,954
                                                                                                 ------------
MACHINERY (0.9%)
Briggs & Stratton Corp.# ...............................................    10,100                    431,270
Caterpillar, Inc. ......................................................    31,700                  1,656,325
Eaton Corp. ............................................................    46,800                  3,482,388
                                                                                                 ------------
                                                                                                    5,569,983
                                                                                                 ------------
RAILROADS (1.7%)
Burlington Northern Santa Fe
  Corp. ................................................................   142,600                  4,068,378
Norfolk Southern Corp. .................................................   145,700                  2,670,681
Union Pacific Corp. ....................................................    61,300                  3,494,100
                                                                                                 ------------
                                                                                                   10,233,159
                                                                                                 ------------
TRADING COMPANIES &
  DISTRIBUTORS (0.7%)
Genuine Parts Co. ......................................................   120,900                  4,437,030
                                                                                                 ------------
  TOTAL INDUSTRIALS ....................................................                           45,147,327
                                                                                                 ------------
INFORMATION TECHNOLOGY (3.9%)
COMPUTER HARDWARE (1.4%)
Hewlett-Packard Co. ....................................................   325,100                  6,677,554
International Business Machines
  Corp. ................................................................    13,900                  1,681,344
                                                                                                 ------------
                                                                                                    8,358,898
                                                                                                 ------------
COMPUTER STORAGE &
  PERIPHERALS (0.3%)
Quantum Corp. -- DLT &
  Storage Systems* .....................................................   194,300                  1,913,855
                                                                                                 ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (1.9%)
Arrow Electronics, Inc.*# ..............................................   116,400                  3,480,360
Avnet, Inc. ............................................................   121,000                  3,081,870
Ingram Micro, Inc., Class A*# ..........................................   116,400                  2,016,048
Solectron Corp.*# ......................................................   194,500                  2,193,960
Tech Data Corp.* .......................................................    25,200                  1,090,656
                                                                                                 ------------
                                                                                                   11,862,894
                                                                                                 ------------
TELECOMMUNICATIONS EQUIPMENT (0.3%)
Tellabs, Inc.*# ........................................................   129,800                  1,941,808
                                                                                                 ------------
  TOTAL INFORMATION TECHNOLOGY..........................................                           24,077,455
                                                                                                 ------------
MATERIALS (8.5%)
CHEMICALS (4.5%)
Air Products & Chemicals, Inc. .........................................    22,900                  1,074,239

EQ ADVISORS TRUST
EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001


-----------------------------------------------------------------------
                                              NUMBER          VALUE
                                            OF SHARES       (NOTE 1)
-----------------------------------------------------------------------
Cabot Corp. ............................    74,500       $ 2,659,650
Dow Chemical Co. .......................   194,700         6,576,966
Du Pont (E.I.) de Nemours &
  Co. ..................................   133,900         5,692,089
Eastman Chemical Co. ...................    20,300           792,106
FMC Corp.* .............................    41,900         2,493,050
Hercules, Inc. * .......................   138,000         1,380,000
Lubrizol Corp. .........................    62,100         2,179,089
PPG Industries, Inc.# ..................    69,800         3,610,056
Praxair, Inc. ..........................    25,400         1,403,350
                                                         -----------
                                                          27,860,595
                                                         -----------
CONTAINERS & PACKAGING (1.3%)
Bemis Co. ..............................    24,900         1,224,582
Owens-Illinois, Inc.* ..................    68,400           683,316
Smurfit-Stone Container Corp.* .........   215,100         3,435,147
Temple-Inland, Inc. ....................    51,800         2,938,614
                                                         -----------
                                                           8,281,659
                                                         -----------
PAPER & FOREST PRODUCTS (2.7%)
Boise Cascade Corp.# ...................    72,300         2,458,923
Georgia-Pacific Corp.# .................   141,065         3,894,805
International Paper Co. ................    86,900         3,506,415
Louisiana-Pacific Corp. ................   126,700         1,069,348
Mead Corp.# ............................   106,300         3,283,607
Westvaco Corp. .........................    96,225         2,737,601
                                                         -----------
                                                          16,950,699
                                                         -----------
  TOTAL MATERIALS ......................                  53,092,953
                                                         -----------
TELECOMMUNICATION SERVICES (8.6%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (8.6%)
AT&T Corp.# ............................   472,400         8,569,336
BellSouth Corp. ........................   236,900         9,037,735
SBC Communications, Inc. ...............   247,142         9,680,552
Sprint Corp. (FON Group) ...............   224,400         4,505,952
Verizon Communications, Inc. ...........   311,236        14,771,261
WorldCom, Inc. -- WorldCom
  Group* ...............................   534,500         7,525,760
                                                         -----------
                                                          54,090,596
                                                         -----------
UTILITIES (4.3%)
ELECTRIC UTILITIES (3.5%)
Ameren Corp.# ..........................    81,200         3,434,760
American Electric Power Co. ............   105,500         4,592,415
CINergy Corp. ..........................   122,900         4,108,547
CMS Energy Corp.# ......................    34,100           819,423
Consolidated Edison, Inc.# .............   101,500         4,096,540
FirstEnergy Corp.* .....................   102,770         3,594,895
Wisconsin Energy Corp.# ................    45,400         1,024,224
                                                         -----------
                                                          21,670,804
                                                         -----------
MULTI -- UTILITIES (0.8%)
Western Resources, Inc.# ...............    90,900         1,563,480
XCEL Energy, Inc. ......................   136,200         3,778,188
                                                         -----------
                                                           5,341,668
                                                         -----------
  TOTAL UTILITIES ......................                  27,012,472
                                                         -----------
TOTAL COMMON STOCKS (96.3%)
  (Cost $592,375,824)...................                 603,655,117
                                                         -----------
-------------------------------------------------------------------------
                                           PRINCIPAL           VALUE
                                            AMOUNT           (NOTE 1)
-------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (4.4%)
JPMorgan Chase Nassau,
  1.02%, 1/2/02
     (Amortized Cost $27,509,720)       $27,509,720       $ 27,509,720
                                                          ------------
TOTAL INVESTMENTS (100.7%)
  (Cost/Amortized Cost
  $619,885,544)......................                      631,164,837
OTHER ASSETS
  LESS LIABILITIES (-0.7%) ..........                       (4,424,158)
                                                          ------------
NET ASSETS (100%) ...................                     $626,740,679
                                                          ============

---------------------
*    Non-income producing.
#    All, or a portion of security out on loan (Note 1).

EQ ADVISORS TRUST
EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2001 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $782,901,141
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     357,654,145

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $  33,879,891
Aggregate gross unrealized depreciation .........      (25,124,936)
                                                     -------------
Net unrealized appreciation .....................    $   8,754,955
                                                     =============
Federal income tax cost of investments ..........    $ 622,409,882
                                                     =============

At December 31, 2001, the Portfolio had loaned securities with a total value of $53,004,180 which was secured by collateral valued at $54,284,550.

For the period from January 1, 2001 to December 31, 2001, the Portfolio incurred approximately $736,687 as brokerage commissions with Bernstein (Sanford C.) & Co., Inc., an affiliated broker/dealer.

The Portfolio utilized net capital loss carryforward of $2,005,619 during 2001.
















                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001


-----------------------------------------------------------------------------------------------------------
                                                                            NUMBER                VALUE
                                                                           OF SHARES             (NOTE 1)
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (10.0%)
AUTOMOBILES (2.9%)
Harley-Davidson, Inc. ..................................................     3,150                $ 171,076
                                                                                                  ---------
DEPARTMENT STORES (2.2%)
Kohl's Corp.* ..........................................................     1,850                  130,314
                                                                                                  ---------
HOME IMPROVEMENT RETAIL (3.6%)
Home Depot, Inc. .......................................................     4,225                  215,517
                                                                                                  ---------
SPECIALTY STORES (1.3%)
Staples, Inc.* .........................................................     4,075                   76,203
                                                                                                  ---------
  TOTAL CONSUMER DISCRETIONARY .........................................                            593,110
                                                                                                  ---------
CONSUMER STAPLES (2.5%)
DRUG RETAIL (2.5%)
Walgreen Co. ...........................................................     4,331                  145,781
                                                                                                  ---------
FINANCIALS (13.2%)
BANKS (1.9%)
Mellon Financial Corp. .................................................     3,050                  114,741
                                                                                                  ---------
DIVERSIFIED FINANCIALS (9.5%)
State Street Corp. .....................................................     4,000                  209,000
T. Rowe Price Group, Inc. ..............................................     3,500                  121,555
USA Education, Inc. ....................................................     2,725                  228,955
                                                                                                  ---------
                                                                                                    559,510
                                                                                                  ---------
INSURANCE (1.8%)
American International Group,
  Inc. .................................................................     1,300                  103,220
                                                                                                  ---------
  TOTAL FINANCIALS .....................................................                            777,471
                                                                                                  ---------
HEALTH CARE (19.6%)
HEALTH CARE EQUIPMENT &
  SERVICES (14.4%)
Applied Biosystems Group --
  Applera Corp. ........................................................     1,800                   70,686
Cardinal Health, Inc. ..................................................     2,925                  189,130
Guidant Corp.* .........................................................     4,375                  217,875
Health Management Associates,
  Inc., Class A* .......................................................    10,600                  195,040
Medtronic, Inc. ........................................................     2,400                  122,904
Stryker Corp. ..........................................................       950                   55,452
                                                                                                  ---------
                                                                                                    851,087
                                                                                                  ---------
PHARMACEUTICALS (5.2%)
Johnson & Johnson ......................................................     1,900                  112,290
Merck & Co., Inc. ......................................................     1,500                   88,200
Pfizer, Inc. ...........................................................     2,625                  104,606
                                                                                                  ---------
                                                                                                    305,096
                                                                                                  ---------
  TOTAL HEALTH CARE ....................................................                          1,156,183
                                                                                                  ---------
INDUSTRIALS (16.7%)
COMMERCIAL SERVICES & SUPPLIES (10.1%)
Concord EFS, Inc.* .....................................................     4,050                  132,759
Fiserv, Inc.* ..........................................................     6,350                  268,732
Paychex, Inc. ..........................................................     3,275                  114,134
Robert Half International, Inc.* .......................................     2,975                   79,432
                                                                                                  ---------
                                                                                                    595,057
                                                                                                  ---------

-----------------------------------------------------------------------------------------------------------
                                                                           NUMBER                  VALUE
                                                                          OF SHARES               (NOTE 1)
-----------------------------------------------------------------------------------------------------------
MACHINERY (5.1%)
Illinois Tool Works, Inc. ..............................................     4,425                $ 299,661
                                                                                                  ---------
TRADING COMPANIES &
  DISTRIBUTORS (1.5%)
Fastenal Co. ...........................................................     1,350                   89,681
                                                                                                  ---------
  TOTAL INDUSTRIALS ....................................................                            984,399
                                                                                                  ---------
INFORMATION TECHNOLOGY (29.6%)
COMPUTER HARDWARE (4.4%)
International Business Machines
  Corp. ................................................................     1,525                  184,464
Sun Microsystems, Inc.* ................................................     6,050                   74,415
                                                                                                  ---------
                                                                                                    258,879
                                                                                                  ---------
COMPUTER STORAGE & PERIPHERALS (1.9%)
EMC Corp.* .............................................................     8,425                  113,232
                                                                                                  ---------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (3.3%)
Conexant Systems, Inc.* ................................................       246                    3,533
Flextronics International Ltd.* ........................................     3,675                   88,163
Sanmina-SCI Corp.* .....................................................     1,292                   25,711
Solectron Corp.* .......................................................     6,975                   78,678
                                                                                                  ---------
                                                                                                    196,085
                                                                                                  ---------
NETWORKING EQUIPMENT (2.0%)
Cisco Systems, Inc.* ...................................................     6,550                  118,620
                                                                                                  ---------
SEMICONDUCTOR EQUIPMENT (2.1%)
Applied Materials, Inc.* ...............................................     3,050                  122,305
                                                                                                  ---------
SEMICONDUCTORS (6.8%)
Altera Corp.* ..........................................................     6,550                  138,991
Atmel Corp.* ...........................................................    11,671                   86,015
Intel Corp. ............................................................     3,325                  104,571
Xilinx, Inc.* ..........................................................     1,875                   73,219
                                                                                                  ---------
                                                                                                    402,796
                                                                                                  ---------
SYSTEMS SOFTWARE (5.1%)
Microsoft Corp.* .......................................................     3,075                  203,719
Oracle Corp.* ..........................................................     6,950                   95,979
                                                                                                  ---------
                                                                                                    299,698
                                                                                                  ---------
TELECOMMUNICATIONS EQUIPMENT (4.0%)
Nokia OYJ (ADR) ........................................................     9,475                  232,422
                                                                                                  ---------
  TOTAL INFORMATION TECHNOLOGY .........................................                          1,744,037
                                                                                                  ---------
TELECOMMUNICATION SERVICES (1.4%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (1.4%)
Amdocs Ltd.* ...........................................................     2,450                   83,227
                                                                                                  ---------
UTILITIES (2.8%)
MULTI -- UTILITIES (2.8%)
Calpine Corp.* .........................................................     9,925                  166,641
                                                                                                  ---------
TOTAL COMMON STOCKS (95.8%)
  (Cost $6,252,183) ....................................................                          5,650,849
                                                                                                  ---------

EQ ADVISORS TRUST
EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001


------------------------------------------------------------------
                                        PRINCIPAL        VALUE
                                          AMOUNT        (NOTE 1)
------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (3.1%)
JPMorgan Chase Nassau,
 1.02%, 1/2/02
 (Amortized Cost $185,142) .........   $185,142       $  185,142
                                                      ----------
TOTAL INVESTMENTS (98.9%)
 (Cost/Amortized Cost
 $6,437,325) .......................                   5,835,991
OTHER ASSETS LESS
 LIABILITIES (1.1%) ................                      61,936
                                                      ----------
NET ASSETS (100%) ..................                  $5,897,927
                                                      ==========

----------
*    Non-income producing.

     Glossary:

     ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2001 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........   $ 4,640,750

NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     1,991,776

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation..........    $    373,355
Aggregate gross unrealized depreciation..........      (1,012,910)
                                                     ------------
Net unrealized depreciation .....................    $   (639,555)
                                                     ============
Federal income tax cost of investments ..........    $  6,475,546
                                                     ============

For the year ended December 31, 2001, the Portfolio incurred approximately $285 as brokerage commissions with Bernstein (Sanford C.) & Co., Inc. an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $405,037 which expires in the year 2009.















                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001


--------------------------------------------------------------------------------
                                           NUMBER                 VALUE
                                          OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS: (96.1%)
AUSTRALIA (3.8%)
Australia & New Zealand Banking
  Group Ltd.++ .........................    61,800             $    559,631
BHP Billiton Ltd.++ ....................   207,003                1,105,198
BHP Ltd. (ADR)# ........................    14,456                  154,824
Foster's Group Ltd.++ ..................   136,157                  336,473
National Bank of Australia++ ...........    15,829                  256,433
News Corp. Ltd.++ ......................    40,303                  320,146
News Corp. Ltd. (ADR)# .................     2,000                   63,620
QBE Insurance Group Ltd.++ .............    75,964                  296,649
Westpac Banking Corp.++ ................    18,504                  148,237
WMC Ltd.++ .............................    69,200                  336,843
Woolworths Ltd.++ ......................    54,709                  312,679
                                                               ------------
                                                                  3,890,733
                                                               ------------
CANADA (3.3%)
Abitibi-Consolidated, Inc. .............    28,200                  205,970
Bombardier, Inc., Class B *# ...........    65,600                  679,771
Magna International, Inc., Class A .....     9,900                  628,581
MDS, Inc. ..............................       300                    3,561
Mitel Corp.* ...........................    13,700                  152,719
National Bank of Canada ................    18,900                  352,528
Nortel Networks Corp. ..................    34,800                  261,000
Suncor Energy, Inc. ....................     3,100                  102,016
Thomson Corp. ..........................    30,300                  920,056
                                                               ------------
                                                                  3,306,202
                                                               ------------
FINLAND (3.9%)
Nokia OYJ++ ............................   117,400                3,003,966
Nokia OYJ (ADR) ........................    16,900                  414,557
Upm-Kymmene OYJ++ ......................    15,700                  516,719
                                                               ------------
                                                                  3,935,242
                                                               ------------
FRANCE (7.2%)
Accor S.A.++ ...........................     7,300                  263,348
Air Liquide++ ..........................     3,100                  431,117
Bouygues S.A.++ ........................    38,330                1,246,278
Groupe Danone++ ........................     2,600                  314,719
Michelin, Class B (Registered)++ .......    10,800                  353,541
Pechiney S.A., Class A++ ...............     6,500                  332,522
Peugeot S.A.++ .........................     4,100                  172,976
Sanofi-Synthelabo S.A.++ ...............    31,800                2,354,504
Schneider Electric S.A.++ ..............     7,700                  367,378
Societe BIC S.A.++ .....................     5,700                  193,189
Societe Television Francaise++ .........    23,100                  579,436
STMicroelectronics N.V.++ ..............     8,200                  261,185
Vivendi Universal S.A. (ADR) ...........     7,400                  402,101
                                                               ------------
                                                                  7,272,294
                                                               ------------
GERMANY (3.4%)
Aixtron AG++ ...........................     9,200                  206,060
Allianz AG++ ...........................     1,000                  234,581
Bayerische Motoren Werke (BMW)
  AG++ .................................    10,900                  380,892
DaimlerChrysler AG++ ...................    30,900                1,313,203
Deutsche Bank AG (Registered)++ ........     3,300                  231,215
Deutsche Telekom AG
  (Registered)++ .......................     8,100                  138,840
Epcos AG++ .............................     4,700                  240,854
Infineon Technologies AG (ADR)#.........    14,400                  298,991
Metro AG++ .............................    11,400                  397,860
                                                               ------------
                                                                  3,442,496
                                                               ------------


--------------------------------------------------------------------------------
                                           NUMBER                  VALUE
                                          OF SHARES               (NOTE 1)
--------------------------------------------------------------------------------
GREECE (0.3%)
Hellenic Telecommunications S.A.++......    18,200             $    294,273
                                                               ------------
HONG KONG (4.6%)
Amoy Properties++ ......................   211,000                  216,392
Cheung Kong (Holdings) Ltd.++ ..........   143,000                1,475,649
China Mobile (Hong Kong) Ltd.*++ .......   235,500                  823,560
Hutchison Whampoa Ltd.++ ...............   112,900                1,082,337
Johnson Electric Holdings Ltd.++ .......   246,000                  256,987
Li & Fung Ltd.++ .......................   199,000                  221,831
Swire Pacific Ltd., Class A++ ..........   115,500                  625,364
                                                               ------------
                                                                  4,702,120
                                                               ------------
IRELAND (1.5%)
Allied Irish Banks plc++ ...............    49,158                  564,633
CRH plc++ ..............................    33,182                  581,371
Elan Corp. plc (ADR)*# .................     5,400                  243,324
Irish Permanent plc++ ..................    17,700                  178,282
                                                               ------------
                                                                  1,567,610
                                                               ------------
ITALY (1.6%)
Assicurazioni Generali S.p.A.++ ........    27,600                  760,838
ENI S.p.A.++ ...........................    58,250                  724,648
Telecom Italia S.p.A.++ ................    21,600                  183,212
                                                               ------------
                                                                  1,668,698
                                                               ------------
JAPAN (21.4%)
Acom Co. Ltd.++ ........................     9,000                  651,743
Advantest Corp.++ ......................    12,500                  703,306
Aiful Corp.++ ..........................     6,900                  443,686
Chubu Electric Power Co., Inc.++ .......    12,000                  214,745
Chudenko Corp.++ .......................    15,000                  193,248
Chugai Pharmaceutical Co. Ltd.#++ ......    33,000                  380,104
Daiwa Securities Group Ltd.++ ..........    46,000                  240,330
Fuji Television Network, Inc.++ ........        37                  148,418
Furukawa Electric Co., Ltd.#++ .........     9,000                   47,499
Hirose Electric Co., Ltd.++ ............     6,400                  433,373
Hoya Corp.++ ...........................     5,000                  296,867
Japan Airlines Co., Ltd.++ .............    78,000                  185,718
JUSCO Co., Ltd.++ ......................    30,000                  673,354
Keyence Corp.++ ........................     1,600                  264,367
Mabuchi Motor Co., Ltd.++ ..............     2,500                  204,736
Matsushita Communication
  Industrial Co., Ltd.++ ...............     3,500                   94,216
Mitsubishi Estate Co., Ltd.++ ..........    64,000                  465,403
Mitsubishi Heavy Industries Ltd.++ .....   101,000                  268,052
Mitsubishi Motors Corp.*#++ ............   109,000                  183,489
Mitsui Fudosan Co., Ltd.++ .............    74,000                  561,128
Mitsui Marine & Fire Insurance Co.,
  Ltd.++ ...............................   122,000                  568,938
Murata Manufacturing Co., Ltd.++ .......    13,200                  786,732
NEC Corp.++ ............................   127,000                1,287,554
Nikko Securities Co., Ltd.++ ...........    54,000                  239,541
Nikon Corp.++ ..........................    35,000                  267,787
Nintendo Ltd.++ ........................     8,200                1,427,009
Nippon Telegraph & Telephone
  Corp.++ ..............................        45                  145,704
Nissan Motor Co., Ltd.++ ...............   165,000                  869,559
Nomura Securities Co., Ltd.++ ..........    40,000                  509,565
NTT DoCoMo, Inc.++ .....................        91                1,062,655
Orix Corp.++ ...........................     1,800                  160,240
Promise Co., Ltd.++ ....................     6,500                  349,454
Rohm Co., Ltd.++ .......................     6,700                  864,190
Sankyo Co.++ ...........................    13,000                  221,304
Sekisui House Ltd.++ ...................    43,000                  309,758

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001


--------------------------------------------------------------------------------
                                                  NUMBER               VALUE
                                                OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------
Shimamura Co., Ltd.++ .....................          400          $     23,355
Shin-Etsu Chemical Co., Ltd.++ ............       15,000               535,726
Shionogi & Co., Ltd.++ ....................       32,000               543,536
Sony Corp.++ ..............................       28,600             1,299,042
Sony Corp. (ADR) ..........................        1,700                76,670
Sumitomo Forestry Co.++ ...................       35,000               182,594
Sumitomo Mitsui Banking Corp.++ ...........       32,000               134,671
Sumitomo Realty & Development#++                  34,000               154,689
Suzuki Motor Co., Ltd.++ ..................       48,000               521,940
TDK Corp.++ ...............................        7,000               328,032
THK Co., Ltd.++ ...........................       10,000               144,983
Tokyo Electric Power++ ....................       10,200               215,792
Tokyo Electron Ltd.++ .....................       23,000             1,121,422
Toray Industries, Inc.++ ..................      111,000               266,816
UFJ Holdings, Inc.#++ .....................          104               227,909
UFJ Holdings, Inc. (ADR) (S) ..............   23,000,000                83,713
Ushio, Inc.++ .............................       16,000               179,682
                                                                  ------------
                                                                    21,764,344
                                                                  ------------
KOREA (1.9%)
Samsung Electronics (GDR)* (S) ++ .........       16,936             1,959,495
                                                                  ------------
MEXICO (1.5%)
America Movil S.A. de CV (ADR).............       21,800               424,664
Telefonos de Mexico S.A., Class L
  (ADR) ...................................       32,500             1,138,150
                                                                  ------------
                                                                     1,562,814
                                                                  ------------
NETHERLANDS (6.9%)
ABN-Amro Holdings N.V.++ ..................       29,340               468,951
Aegon N.V.++ ..............................       74,614             2,004,113
ASML Holding N.V. (New York
  Shares)*++ ..............................       10,200               173,910
ASML Holding N.V. *++ .....................       21,000               362,183
Hagemeyer N.V.++ ..........................       13,900               257,907
Heineken Holding N.V.++ ...................        4,875               137,833
Heineken N.V., Class A++ ..................       43,500             1,636,912
ING Groep N.V.++ ..........................        7,922               200,464
Koninklijke Royal Philips
  Electronics N.V.++ ......................       27,100               799,253
Koninklijke Royal Philips
  Electronics N.V. (ADR) ..................        2,100                61,131
Royal Dutch Petroleum Co.++ ...............       10,800               542,956
VNU N.V.++ ................................       10,600               323,206
                                                                  ------------
                                                                     6,968,819
                                                                  ------------
NORWAY (0.7%)
Norsk Hydro ASA++ .........................        5,700               237,084
Statoil ASA *++ ...........................       70,900               482,349
                                                                  ------------
                                                                       719,433
                                                                  ------------
PORTUGAL (0.2%)
Portugal Telecom, SGPS, S.A.
  (Registered)*++..........................       23,460               181,370
                                                                  ------------
RUSSIA (0.3%)
Lukoil Holding (ADR) ......................        5,200               254,767
                                                                  ------------
SINGAPORE (3.0%)
DBS Group Holdings Ltd.++ .................      120,000               890,927
Oversea-Chinese Banking Corp.++ ...........       34,000               201,212
Singapore Airlines Ltd.++ .................       31,000               183,458
Singapore Press Holdings Ltd.++ ...........        5,000                58,642
Singapore Technologies Engineering
  Ltd.++ ..................................      233,000               294,582


--------------------------------------------------------------------------------
                                                NUMBER               VALUE
                                               OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------
Singapore Telecommunications
  Ltd.++ ..................................    1,265,600          $  1,198,370
United Overseas Bank Ltd.++ ...............       32,000               218,643
                                                                  ------------
                                                                     3,045,834
                                                                  ------------
SPAIN (1.9%)
Altadis S.A.*++ ...........................       11,500               193,867
Banco Bilbao Vizcaya Argentaria,
  S.A.++ ..................................       57,600               707,401
Inditex S.A.++ ............................       32,900               622,359
Telefonica S.A. (ADR)* ....................        4,638               185,891
Telefonica S.A.*++ ........................       16,569               220,031
                                                                  ------------
                                                                     1,929,549
                                                                  ------------
SWEDEN (4.6%)
Assa Abloy AB++ ...........................       33,500               480,186
AstraZeneca plc++ .........................       61,100             2,789,807
ForeningsSparbanken AB++ ..................       44,200               545,448
Svenska Hadelsbanken AB, Class
  A++ .....................................       18,000               263,137
Telefonaktiebolaget LM Ericsson
  AB (ADR) ................................       29,200               152,424
Telefonaktiebolaget LM Ericsson
  AB, Class B++ ...........................       86,800               469,659
                                                                  ------------
                                                                     4,700,661
                                                                  ------------
SWITZERLAND (7.2%)
Compagnie Financiere Reichemont,
  AG, Class A++ ...........................       48,996               904,236
Credit Suisse Group++ .....................       21,100               893,680
Holcim Ltd. (Registered)++ ................        4,682               203,345
Holcim Ltd., Class B++ ....................        2,438               522,135
Nestle S.A. (Registered)++ ................        3,200               677,672
Novartis AG (Registered)++ ................       25,532               916,436
Roche Holding AG++ ........................        7,170               508,281
STMicroelectronics N.V. (New York
  Shares)++# ..............................        9,100               288,197
Swiss Reinsurance Co.++ ...................       15,591             1,557,603
Swisscom AG (Registered)++ ................        2,222               611,460
UBS AG++ ..................................        4,500               225,592
                                                                  ------------
                                                                     7,308,637
                                                                  ------------
TAIWAN (1.3%)
Asustek Computer, Inc. (GDR) ..............            5                    23
Hon Hai Precision Industry Co., Ltd.
  (GDR) ...................................       20,124               184,044
Taiwan Semiconductor
  Manufacturing Co., Ltd. (ADR)*#                 64,941             1,115,037
                                                                  ------------
                                                                     1,299,104
                                                                  ------------
TURKEY (0.1%)
Turkiye Is Bankasi (GDR) ..................       13,688                76,201
                                                                  ------------
UNITED KINGDOM (15.5%)
ARM Holdings plc*++ .......................       42,700               221,159
AstraZeneca plc++ .........................       24,900             1,112,912
BAE SYSTEMS plc++ .........................       88,352               394,509
BG Group plc++ ............................       61,500               248,435
Billiton plc++ ............................       21,000               105,736
BOC Group plc++ ...........................        4,100                62,700
Brambles Industries plc*++ ................       60,400               296,276
Centrica plc++ ............................       84,100               269,357
Compass Group plc++ .......................       29,000               215,469
GKN plc++ .................................       97,400               372,379

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001


--------------------------------------------------------------------------------
                                                NUMBER                VALUE
                                               OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------
GlaxoSmithKline plc++ ...................        10,533           $    261,829
Granada plc++ ...........................       147,980                306,362
HBOS plc++ ..............................        32,500                373,230
Infineon Technologies AG*++ .............         2,200                 44,660
Lloyds TSB Group plc++ ..................        69,779                751,006
Marks & Spencer plc++ ...................        84,000                437,488
National Grid Group plc++ ...............        32,400                200,064
Pearson plc++ ...........................        50,000                570,593
Prudential plc++ ........................        68,500                786,654
Reuters Group plc++ .....................        62,500                613,153
Royal Bank of Scotland Group plc++.......        59,000              1,423,208
Shell Transport & Trading Co. plc++ .....        97,500                663,937
Shire Pharmaceuticals plc++ .............        14,500                177,396
Smiths Group plc++ ......................        70,942                692,903
Tate & Lyle plc++ .......................        67,000                333,483
Unilever plc++ ..........................        80,800                657,462
Vodafone Group plc++ ....................     1,622,518              4,207,640
                                                                  ------------
                                                                    15,800,000
                                                                  ------------
TOTAL COMMON STOCKS
  (Cost $122,359,713)....................                           97,650,696
                                                                  ------------
PREFERRED STOCKS: (0.6%)
JAPAN (0.1%)
Sanwa International Finance
  Bermuda Trust++ .......................    42,000,000                121,818
                                                                  ------------
KOREA (0.5%)
Samsung Electronics Co., Ltd.#++ ........         6,000                517,017
                                                                  ------------
TOTAL PREFERRED STOCKS
  (Cost $955,248)........................                              638,835
                                                                  ------------


--------------------------------------------------------------------------------
                                               NUMBER                VALUE
                                             OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED
  STOCKS:
LUXEMBOURG (0.1%)
Hellenic Exchange Financial SCA++
  2.00%, 8/2/05
     (Cost $86,610)......................        89,000           $     84,730
                                                                  ------------
                                              PRINCIPAL
                                               AMOUNT
                                             ----------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (10.7%)
JPMorgan Chase Nassau,
  1.02%, 1/2/02
  (Amortized Cost $10,886,906) ..........   $10,886,906             10,886,906
                                                                  ------------
TOTAL INVESTMENTS (107.5%)
  (Cost/Amortized Cost
  $134,288,477)..........................                          109,261,167
OTHER ASSETS
  LESS LIABILITIES (-7.5%) ..............                           (7,578,304)
                                                                  ------------
NET ASSETS (100%) .......................                         $101,682,863
                                                                  ============

---------------------

*    Non-income producing.

#    All, or a portion of securities out on loan (Note 1).

++ Securities (totaling $88,056,470, or 86.6% of net assets) valued at fair value.

(S) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2001, these securities amounted to $2,043,208 or 2.01% of net assets.

     Glossary:

     ADR--American Depositary Receipt

     GDR--Global Depositary Receipt


--------------------------------------------------------------------------------
MARKET SECTOR DIVERSIFICATION (UNAUDITED)

As a percentage of Total Common Stocks,
Preferred Stocks, and Warrants


Consumer Discretionary .............       15.7%
Consumer Staples ...................        5.1
Energy .............................        2.1
Financials .........................       23.8
Health Care ........................       10.0
Industrials ........................        8.2
Information Technology .............       16.5
Materials ..........................        6.2
Telecommunication Services .........       11.4
Utilities ..........................        1.0
                                          -----
                                          100.0%
                                          =====

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001

--------------------------------------------------------------------------------
At December 31, 2001, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

                                                  LOCAL
                                                CONTRACT       COST ON          U.S.$         UNREALIZED
                                                 AMOUNT      ORIGINATION       CURRENT      APPRECIATION/
                                                 (000'S)         DATE           VALUE       (DEPRECIATION)
                                               ----------   -------------   ------------   ---------------
FOREIGN CURRENCY BUY CONTRACTS
European Union, expiring 1/15/02 ...........        338      $  303,142      $  300,125       $  (3,017)
European Union, expiring 1/18/02 ...........        808         731,069         718,229         (12,840)
European Union, expiring 1/23/02 ...........        279         250,174         248,135          (2,039)
European Union, expiring 1/23/02 ...........        350         313,389         310,835          (2,554)
European Union, expiring 1/28/02 ...........        785         689,415         697,266           7,851
European Union, expiring 1/29/02 ...........        769         685,000         683,324          (1,676)
European Union, expiring 2/8/02 ............        450         402,000         399,203          (2,797)
European Union, expiring 2/19/02 ...........        548         482,359         486,540           4,181
European Union, expiring 2/20/02 ...........         61          54,108          54,465             357
European Union, expiring 2/21/02 ...........        450         394,402         399,708           5,306
European Union, expiring 2/21/02 ...........        337         295,026         298,996           3,970
European Union, expiring 2/28/02 ...........        881         799,392         782,257         (17,135)
European Union, expiring 3/7/02 ............        260         229,815         230,997           1,182
European Union, expiring 3/18/02 ...........        235         211,709         208,471          (3,238)
European Union, expiring 3/18/02 ...........      1,267       1,086,132       1,123,309          37,177
European Union, expiring 3/22/02 ...........        140         125,065         123,700          (1,365)
European Union, expiring 3/26/02 ...........        169         144,953         149,780           4,827
European Union, expiring 3/28/02 ...........      2,097       1,801,115       1,859,100          57,985
European Union, expiring 4/26/02 ...........      1,445       1,260,369       1,280,236          19,867
European Union, expiring 5/28/02 ...........        308         280,837         272,280          (8,557)
Swiss Franc, expiring 2/28/02 ..............        632         383,127         380,342          (2,785)
Swiss Franc, expiring 3/25/02 ..............        623         390,666         374,825         (15,841)
Swiss Franc, expiring 3/27/02 ..............        713         434,899         429,104          (5,795)
Swiss Franc, expiring 6/20/02 ..............        362         222,022         218,332          (3,690)
                                                                                              ---------
                                                                                              $  59,374
                                                                                              =========
FOREIGN CURRENCY SELL CONTRACTS
Canadian Dollar, expiring 1/23/02 ..........        395      $  250,174      $  247,722       $   2,452
Canadian Dollar, expiring 2/20/02 ..........         86          54,108          53,910             198
Canadian Dollar, expiring 3/7/02 ...........        361         229,815         226,934           2,881
British Pound, expiring 3/26/02 ............        104         144,953         149,999          (5,046)
British Pound, expiring 4/26/02 ............        898       1,260,369       1,296,007         (35,638)
Hong Kong Dollar, expiring 6/20/02 .........      1,732         222,022         221,980              42
Japanese Yen, expiring 1/15/02 .............     36,713         303,142         280,413          22,729
Japanese Yen, expiring 1/18/02 .............     87,925         731,069         671,679          59,390
Japanese Yen, expiring 1/23/02 .............     37,710         313,389         288,153          25,236
Japanese Yen, expiring 1/28/02 .............     85,421         689,415         652,894          36,521
Japanese Yen, expiring 2/19/02 .............     58,436         482,359         447,114          35,245
Japanese Yen, expiring 2/21/02 .............     48,457         394,402         370,801          23,601
Japanese Yen, expiring 2/21/02 .............     36,191         295,026         276,934          18,092
Japanese Yen, expiring 2/28/02 .............     94,468         799,392         723,118          76,274
Japanese Yen, expiring 2/28/02 .............     67,049         570,000         513,237          56,763
Japanese Yen, expiring 2/28/02 .............     46,981         383,127         359,625          23,502
Japanese Yen, expiring 3/18/02 .............     26,885         211,709         205,983           5,726
Japanese Yen, expiring 3/18/02 .............    128,664       1,086,132         985,774         100,358
Japanese Yen, expiring 3/22/02 .............     15,928         125,065         122,059           3,006
Japanese Yen, expiring 3/27/02 .............     55,527         434,899         425,627           9,272
Japanese Yen, expiring 3/28/02 .............    217,916       1,801,115       1,670,455         130,660
Japanese Yen, expiring 4/4/02 ..............     84,036         642,000         644,420          (2,420)
Japanese Yen, expiring 5/28/02 .............     32,701         280,837         251,509          29,328
Swedish Krona, expiring 3/25/02 ............      4,164         390,666         396,207          (5,541)
                                                                                              ---------
                                                                                              $ 612,631
                                                                                              =========

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001


Investment security transactions for the year ended December 31, 2001 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities .......................................    $ 59,606,217
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .......................................      37,626,318

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .............................................    $   3,647,352
Aggregate gross unrealized depreciation .............................................      (29,912,301)
                                                                                         -------------
Net unrealized depreciation .........................................................    $ (26,264,949)
                                                                                         =============
Federal income tax cost of investments ..............................................    $ 135,526,116
                                                                                         =============

At December 31, 2001, the Portfolio had loaned securities with a total value $4,021,696, which was secured by collateral of $4,122,994.

The Portfolio has a net capital loss carryforward of $7,831,255 which expires in the year 2009.















                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001


-------------------------------------------------------------------------------------------------------------
                                                                            NUMBER                 VALUE
                                                                           OF SHARES              (NOTE 1)
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (16.0%)
GENERAL MERCHANDISE STORES (1.9%)
Costco Wholesale Corp.* ................................................    25,900               $  1,149,442
Dollar General Corp.# ..................................................    35,500                    528,950
Wal-Mart Stores, Inc. ..................................................     8,500                    489,175
                                                                                                 ------------
                                                                                                    2,167,567
                                                                                                 ------------
HOME IMPROVEMENT RETAIL (1.2%)
Lowe's Cos., Inc. ......................................................    30,000                  1,392,300
                                                                                                 ------------
INTERNET RETAIL (0.8%)
Amazon.com, Inc.*# .....................................................    78,000                    843,960
                                                                                                 ------------
LEISURE FACILITIES (0.6%)
Carnival Corp.# ........................................................    23,000                    645,840
                                                                                                 ------------
LEISURE PRODUCTS (0.1%)
Hasbro, Inc.# ..........................................................     8,500                    137,955
                                                                                                 ------------
MEDIA (10.0%)
AOL Time Warner, Inc.* .................................................     9,050                    290,505
Liberty Media Group, Class A* ..........................................   113,100                  1,583,400
Cablevision Systems Corp. --
  Rainbow Media Group* .................................................    35,050                    865,735
Cablevision Systems Corp.,
  Class A*# ............................................................    42,600                  2,021,370
Charter Communications, Inc.,
  Class A*# ............................................................    19,300                    317,099
Cox Communications, Inc.,
  Class A*# ............................................................    12,500                    523,875
Fox Entertainment Group, Inc.,
  Class A* .............................................................    14,000                    371,420
General Motors Corp., Class H*..........................................    88,700                  1,370,415
Interpublic Group Cos., Inc. ...........................................    13,800                    407,652
Knight Ridder, Inc. ....................................................     4,300                    279,199
USA Networks, Inc.*# ...................................................    59,000                  1,611,290
Viacom, Inc., Class B* .................................................    30,600                  1,350,990
Vivendi Universal S.A. (ADR)# ..........................................     4,200                    225,918
                                                                                                 ------------
                                                                                                   11,218,868
                                                                                                 ------------
RESTAURANTS (0.6%)
McDonald's Corp. .......................................................    23,100                    611,457
                                                                                                 ------------
SPECIALTY STORES (0.8%)
AutoNation, Inc.* ......................................................    18,900                    233,037
Williams-Sonoma, Inc.*# ................................................    15,100                    647,790
                                                                                                 ------------
                                                                                                      880,827
                                                                                                 ------------
  TOTAL CONSUMER DISCRETIONARY..........................................                           17,898,774
                                                                                                 ------------
CONSUMER STAPLES (6.6%)
BEVERAGES (2.5%)
Anheuser-Busch Cos., Inc. ..............................................    15,500                    700,755
PepsiCo, Inc. ..........................................................    42,500                  2,069,325
                                                                                                 ------------
                                                                                                    2,770,080
                                                                                                 ------------
FOOD PRODUCTS (3.3%)
Campbell Soup Co. ......................................................    47,200                  1,409,864
Kellogg Co. ............................................................    52,500                  1,580,250
Philip Morris Cos., Inc. ...............................................    15,000                    687,750
                                                                                                 ------------
                                                                                                    3,677,864
                                                                                                 ------------
HOUSEHOLD PRODUCTS (0.8%)
Clorox Co. .............................................................    24,100                    953,155
                                                                                                 ------------
  TOTAL CONSUMER STAPLES ...............................................                            7,401,099
                                                                                                 ------------



-------------------------------------------------------------------------------------------------------------
                                                                           NUMBER                   VALUE
                                                                          OF SHARES                (NOTE 1)
-------------------------------------------------------------------------------------------------------------
ENERGY (6.2%)
INTEGRATED OIL & GAS (1.4%)
Exxon Mobil Corp. ......................................................    12,116               $    476,159
Shell Transport & Trading Co.
  plc (ADR) ............................................................    27,000                  1,119,150
                                                                                                 ------------
                                                                                                    1,595,309
                                                                                                 ------------
OIL & GAS EQUIPMENT & SERVICES (3.7%)
Baker Hughes, Inc. .....................................................    84,100                  3,067,127
BJ Services Co.* .......................................................    14,200                    460,790
Weatherford International, Inc.* .......................................    15,600                    581,256
                                                                                                 ------------
                                                                                                    4,109,173
                                                                                                 ------------
OIL & GAS EXPLORATION &
  PRODUCTION (1.1%)
Unocal Corp. ...........................................................    33,500                  1,208,345
                                                                                                 ------------
     TOTAL ENERGY ......................................................                            6,912,827
                                                                                                 ------------
FINANCIALS (17.6%)
BANKS (4.2%)
Bank of America Corp. ..................................................    15,900                  1,000,905
Bank One Corp. .........................................................    49,100                  1,917,355
Washington Mutual, Inc. ................................................    52,800                  1,726,560
                                                                                                 ------------
                                                                                                    4,644,820
                                                                                                 ------------
DIVERSIFIED FINANCIALS (8.9%)
AmeriCredit Corp.*# ....................................................    27,600                    870,780
Household International, Inc. ..........................................    15,900                    921,246
IndyMac Bancorp, Inc.*# ................................................    10,200                    238,476
JP Morgan Chase & Co. ..................................................    25,000                    908,750
USA Education, Inc. ....................................................    83,300                  6,998,882
                                                                                                 ------------
                                                                                                    9,938,134
                                                                                                 ------------
INSURANCE (4.1%)
Ace Ltd. ...............................................................     7,400                    297,110
Cincinnati Financial Corp. .............................................    19,000                    724,850
Everest Reinsurance Group Ltd.                                               8,000                    565,600
Hartford Financial Services
  Group, Inc. ..........................................................    15,500                    973,865
PMI Group, Inc. ........................................................    13,050                    874,480
Principal Financial Group*# ............................................     6,600                    158,400
XL Capital Ltd., Class A ...............................................    11,000                  1,004,960
                                                                                                 ------------
                                                                                                    4,599,265
                                                                                                 ------------
REAL ESTATE (0.4%)
Equity Office Properties Trust .........................................    16,000                    481,280
                                                                                                 ------------
  TOTAL FINANCIALS .....................................................                           19,663,499
                                                                                                 ------------
HEALTH CARE (17.7%)
BIOTECHNOLOGY (0.4%)
Genentech, Inc.* .......................................................     8,300                    450,275
                                                                                                 ------------
HEALTH CARE EQUIPMENT &
  SERVICES (7.1%)
Applied Biosystems Group --
  Applera Corp. ........................................................    38,500                  1,511,895
Becton, Dickinson & Co. ................................................    20,400                    676,260
Guidant Corp.* .........................................................    43,100                  2,146,380
Medtronic, Inc. ........................................................    66,500                  3,405,465
Quintiles Transnational Corp.* .........................................    15,600                    250,380
                                                                                                 ------------
                                                                                                    7,990,380
                                                                                                 ------------
PHARMACEUTICALS (10.2%)
AstraZeneca Group plc (ADR) ............................................    65,300                  3,042,980

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001


-------------------------------------------------------------------------------------------------------------
                                                                             NUMBER                VALUE
                                                                           OF SHARES              (NOTE 1)
-------------------------------------------------------------------------------------------------------------
Forest Laboratories, Inc.*# ............................................    29,700               $  2,433,915
Pfizer, Inc. ...........................................................   149,400                  5,953,590
                                                                                                 ------------
                                                                                                   11,430,485
                                                                                                 ------------
  TOTAL HEALTH CARE ....................................................                           19,871,140
                                                                                                 ------------
INDUSTRIALS (8.3%)
AEROSPACE & DEFENSE (0.4%)
United Technologies Corp. ..............................................     7,400                    478,262
                                                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (1.4%)
CheckFree Corp.*# ......................................................    11,800                    212,400
Robert Half International, Inc.*#                                           24,000                    640,800
Sabre Holdings Corp. * .................................................    18,000                    762,300
                                                                                                 ------------
                                                                                                    1,615,500
                                                                                                 ------------
CONSTRUCTION & ENGINEERING (0.8%)
Fluor Corp. ............................................................    23,300                    871,420
                                                                                                 ------------
ELECTRICAL EQUIPMENT (0.9%)
Emerson Electric Co. ...................................................    18,000                  1,027,800
                                                                                                 ------------
INDUSTRIAL CONGLOMERATES (4.1%)
General Electric Co. ...................................................    77,900                  3,122,232
Tyco International Ltd. ................................................    24,100                  1,419,490
                                                                                                 ------------
                                                                                                    4,541,722
                                                                                                 ------------
MACHINERY (0.7%)
Grainger (W.W.), Inc. ..................................................     4,000                    192,000
Navistar International Corp.# ..........................................    14,300                    564,850
                                                                                                 ------------
                                                                                                      756,850
                                                                                                 ------------
  TOTAL INDUSTRIALS ....................................................                            9,291,554
                                                                                                 ------------
INFORMATION TECHNOLOGY (12.8%)
APPLICATION SOFTWARE (0.9%)
Cadence Design Systems, Inc.*# .........................................    26,700                    585,264
Macromedia, Inc.* ......................................................    21,100                    375,580
                                                                                                 ------------
                                                                                                      960,844
                                                                                                 ------------
COMPUTER HARDWARE (0.2%)
Compaq Computer Corp. ..................................................    14,800                    144,448
Hewlett-Packard Co. ....................................................     3,800                     78,052
                                                                                                 ------------
                                                                                                      222,500
                                                                                                 ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (1.2%)
Agilent Technologies, Inc.* ............................................     7,500                    213,825
Koninklijke Royal Philips
  Electronics N.V. (ADR) ...............................................    37,400                  1,088,714
MIPS Technologies, Inc.,
  Class A*# ............................................................     1,300                     11,232
MIPS Technologies, Inc.,
  Class B* .............................................................     4,500                     35,910
                                                                                                 ------------
                                                                                                    1,349,681
                                                                                                 ------------
INTERNET SOFTWARE & SERVICES (0.8%)
DoubleClick, Inc.* .....................................................    44,300                    502,362
VeriSign, Inc.*# .......................................................    10,000                    380,400
                                                                                                 ------------
                                                                                                      882,762
                                                                                                 ------------
IT CONSULTING & SERVICES (0.5%)
Sungard Data Systems, Inc.* ............................................    20,500                    593,065
                                                                                                 ------------
NETWORKING EQUIPMENT (1.3%)
Cisco Systems, Inc.* ...................................................    82,600                  1,495,886
                                                                                                 ------------
SEMICONDUCTOR EQUIPMENT (2.5%)
Applied Materials, Inc.* ...............................................    21,300                    854,130



-------------------------------------------------------------------------------------------------------------
                                                                             NUMBER                 VALUE
                                                                           OF SHARES               (NOTE 1)
-------------------------------------------------------------------------------------------------------------
Applied Micro Circuits Corp.*# .........................................    36,000               $    407,520
ASML Holding N.V. (New York
  Shares)*# ............................................................    20,400                    347,820
KLA-Tencor Corp.* ......................................................    11,400                    564,984
Lam Research Corp.*# ...................................................    16,600                    385,452
Teradyne, Inc.*# .......................................................     9,200                    277,288
                                                                                                 ------------
                                                                                                    2,837,194
                                                                                                 ------------
SEMICONDUCTORS (1.5%)
Agere Systems, Inc., Class A* ..........................................    95,500                    543,395
Altera Corp.* ..........................................................    14,000                    297,080
Broadcom Corp., Ltd., Class A*..........................................    10,000                    408,700
PMC-Sierra, Inc.*# .....................................................     3,600                     76,536
Texas Instruments, Inc. ................................................    11,050                    309,400
                                                                                                 ------------
                                                                                                    1,635,111
                                                                                                 ------------
SYSTEMS SOFTWARE (2.0%)
Micromuse, Inc.*# ......................................................     5,900                     88,500
Microsoft Corp.* .......................................................    32,000                  2,120,000
                                                                                                 ------------
                                                                                                    2,208,500
                                                                                                 ------------
TELECOMMUNICATIONS EQUIPMENT (1.9%)
Corning, Inc.# .........................................................    46,000                    410,320
JDS Uniphase Corp.* ....................................................    17,000                    147,560
Nokia OYJ (ADR) ........................................................    65,300                  1,601,809
                                                                                                 ------------
                                                                                                    2,159,689
                                                                                                 ------------
  TOTAL INFORMATION TECHNOLOGY..........................................                           14,345,232
                                                                                                 ------------
MATERIALS (1.5%)
CHEMICALS (0.8%)
Air Products & Chemicals, Inc. .........................................    16,500                    774,015
Dow Chemical Co. .......................................................     4,500                    152,010
                                                                                                 ------------
                                                                                                      926,025
                                                                                                 ------------
METALS & MINING (0.7%)
Alcoa, Inc. ............................................................    21,000                    746,550
                                                                                                 ------------
  TOTAL MATERIALS ......................................................                            1,672,575
                                                                                                 ------------
TELECOMMUNICATION SERVICES (3.2%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (1.5%)
AT&T Corp.# ............................................................    45,300                    821,742
SBC Communications, Inc. ...............................................    22,900                    896,993
                                                                                                 ------------
                                                                                                    1,718,735
                                                                                                 ------------
WIRELESS TELECOMMUNICATION
  SERVICES (1.7%)
Sprint Corp. (PCS Group)*# .............................................    78,200                  1,908,862
                                                                                                 ------------
  TOTAL TELECOMMUNICATION
     SERVICES ..........................................................                            3,627,597
                                                                                                 ------------
UTILITIES (5.4%)
ELECTRIC UTILITIES (2.7%)
AES Corp.*# ............................................................    81,800                  1,337,430
CINergy Corp. ..........................................................    18,300                    611,769
Edison International ...................................................    72,000                  1,087,200
                                                                                                 ------------
                                                                                                    3,036,399
                                                                                                 ------------
GAS UTILITIES (1.0%)
Kinder Morgan Management
  LLC* .................................................................    17,094                    647,863
NiSource, Inc.# ........................................................    18,500                    426,610
                                                                                                 ------------
                                                                                                    1,074,473
                                                                                                 ------------

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001


------------------------------------------------------------------------
                                              NUMBER        VALUE
                                            OF SHARES      (NOTE 1)
------------------------------------------------------------------------
MULTI -- UTILITIES (1.7%)
NRG Energy, Inc. * .......................   28,000       $    434,000
Williams Cos., Inc. ......................   58,400          1,490,368
                                                          ------------
                                                             1,924,368
                                                          ------------
  TOTAL UTILITIES ........................                   6,035,240
                                                          ------------
TOTAL COMMON STOCKS (95.3%)
  (Cost $102,546,067).....................                 106,719,537
                                                          ------------


------------------------------------------------------------------------
                                           PRINCIPAL          VALUE
                                             AMOUNT          (NOTE 1)
------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (5.2%)
JPMorgan Chase Nassau,
  1.02%, 1/2/02
  (Amortized Cost $5,764,643) ........   $5,764,643       $  5,764,643
                                                          ------------
TOTAL INVESTMENTS (100.5%)
  (Cost/Amortized Cost
  $108,310,710).......................                     112,484,180
OTHER ASSETS
  LESS LIABILITIES (-0.5%) ...........                        (540,635)
                                                          ------------
NET ASSETS (100%) ....................                    $111,943,545
                                                          ============

----------
*    Non-income producing.

#    All, or a portion of security out on loan (Note 1).

     Glossary:

     ADR--American Depositary Receipt

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2001 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $60,479,908

NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     26,924,323

As of December 31, 2001 the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation.................  $ 12,946,964
Aggregate gross unrealized depreciation.................    (8,959,671)
                                                          ------------
Net unrealized appreciation ............................  $  3,987,293
                                                          ============
Federal income tax cost of investments .................  $108,496,887
                                                          ============

At December 31, 2001, the Portfolio had loaned securities with a total value $17,048,628, which was secured by collateral of $17,597,900.


The Portfolio has a net capital loss carryforward of $949,178 which expires in the year 2009.












                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001


--------------------------------------------------------------------------------
                                           NUMBER                  VALUE
                                         OF SHARES               (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (13.9%)
GENERAL MERCHANDISE STORES (0.7%)
Dollar General Corp.# ................     47,200              $    703,280
Wal-Mart Stores, Inc. ................     11,000                   633,050
                                                               ------------
                                                                  1,336,330
                                                               ------------
HOME IMPROVEMENT RETAIL (2.1%)
Lowe's Cos., Inc. ....................     89,300                 4,144,413
                                                               ------------
HOUSEHOLD DURABLES (0.1%)
Sony Corp. (ADR) .....................      5,200                   234,520
                                                               ------------
LEISURE FACILITIES (0.6%)
Carnival Corp.# ......................     43,200                 1,213,056
                                                               ------------
LEISURE PRODUCTS (0.3%)
Hasbro, Inc.# ........................     33,800                   548,574
                                                               ------------
MEDIA (8.7%)
AOL Time Warner, Inc.* ...............     65,100                 2,089,710
Liberty Media Corp. Class A * ........    166,800                 2,335,200
Cablevision Systems Corp. --
  Rainbow Media Group* ...............     45,300                 1,118,910
Cablevision Systems Corp.,
  Class A*# ..........................     44,600                 2,116,270
Charter Communications, Inc.,
  Class A*# ..........................     48,300                   793,569
Cox Communications, Inc.,
  Class A*# ..........................     29,000                 1,215,390
Fox Entertainment Group, Inc.,
  Class A* ...........................      2,800                    74,284
Gannett Co., Inc. ....................      8,200                   551,286
General Motors Corp., Class H* .......     55,600                   859,020
Knight Ridder, Inc. ..................      8,300                   538,919
TMP Worldwide, Inc.*# ................     19,600                   840,840
USA Networks, Inc.* ..................     80,600                 2,201,186
Viacom, Inc., Class A*# ..............     16,000                   708,000
Viacom, Inc., Class B* ...............     23,200                 1,024,280
Walt Disney Co. ......................     35,400                   733,488
                                                               ------------
                                                                 17,200,352
                                                               ------------
RESTAURANTS (0.4%)
McDonald's Corp. .....................     34,800                   921,156
                                                               ------------
SPECIALTY STORES (0.7%)
AutoNation, Inc.*# ...................     58,100                   716,373
Williams-Sonoma, Inc.*# ..............     14,400                   617,760
                                                               ------------
                                                                  1,334,133
                                                               ------------
TEXTILES & APPAREL (0.3%)
V.F. Corp. ...........................     16,200                   631,962
                                                               ------------
  TOTAL CONSUMER DISCRETIONARY .......                           27,564,496
                                                               ------------
CONSUMER STAPLES (7.3%)
BEVERAGES (1.5%)
Anheuser-Busch Cos., Inc. ............     34,900                 1,577,829
PepsiCo, Inc. ........................     28,700                 1,397,403
                                                               ------------
                                                                  2,975,232
                                                               ------------
FOOD PRODUCTS (5.0%)
Campbell Soup Co. ....................     85,900                 2,565,833
General Mills, Inc. ..................     24,400                 1,269,044
H.J. Heinz Co. .......................     38,800                 1,595,456
Kellogg Co. ..........................     93,300                 2,808,330
Kraft Foods, Inc., Class A ...........     16,000                   544,480
Philip Morris Cos., Inc. .............     26,900                 1,233,365
                                                               ------------
                                                                 10,016,508
                                                               ------------

--------------------------------------------------------------------------------
                                          NUMBER                  VALUE
                                        OF SHARES                (NOTE 1)
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (0.5%)
Clorox Co. ...........................    24,900               $    984,795
                                                               ------------
PERSONAL PRODUCTS (0.3%)
Avon Products, Inc. ..................    11,400                    530,100
                                                               ------------
  TOTAL CONSUMER STAPLES .............                           14,506,635
                                                               ------------
ENERGY (6.4%)
INTEGRATED OIL & GAS (2.9%)
Exxon Mobil Corp. ....................    75,000                  2,947,500
Royal Dutch Petroleum Co.
  (ADR) ..............................    31,900                  1,563,738
Shell Transport & Trading Co.
  plc (ADR) ..........................    30,900                  1,280,805
                                                               ------------
                                                                  5,792,043
                                                               ------------
OIL & GAS DRILLING (0.3%)
Transocean Sedco Forex, Inc. .........    16,000                    541,120
                                                               ------------
OIL & GAS EQUIPMENT &
  SERVICES (2.5%)
Baker Hughes, Inc. ...................    76,600                  2,793,602
BJ Services Co.* .....................    12,200                    395,890
Schlumberger Ltd. ....................    15,200                    835,240
Weatherford International, Inc.* .....    23,200                    864,432
                                                               ------------
                                                                  4,889,164
                                                               ------------
OIL & GAS EXPLORATION &
  PRODUCTION (0.7%)
Unocal Corp. .........................    38,000                  1,370,660
                                                               ------------
  TOTAL ENERGY .......................                           12,592,987
                                                               ------------
FINANCIALS (17.9%)
BANKS (6.3%)
Bank of America Corp. ................    25,300                  1,592,635
Bank One Corp. .......................   108,700                  4,244,735
Washington Mutual, Inc. ..............   135,650                  4,435,755
Wells Fargo & Co. ....................    50,000                  2,172,500
                                                               ------------
                                                                 12,445,625
                                                               ------------
DIVERSIFIED FINANCIALS (6.6%)
AmeriCredit Corp.*# ..................    28,200                    889,710
Citigroup, Inc. ......................    27,633                  1,394,914
Household International, Inc. ........    27,000                  1,564,380
IndyMac Bancorp, Inc.* ...............    18,300                    427,854
JP Morgan Chase & Co. ................    52,100                  1,893,835
USA Education, Inc. ..................    82,400                  6,923,238
                                                               ------------
                                                                 13,093,931
                                                               ------------
INSURANCE (5.0%)
Ace Ltd. .............................     3,100                    124,465
Allstate Corp. .......................    35,600                  1,199,720
Berkshire Hathaway, Inc.,
  Class A* ...........................        47                  3,553,200
Cincinnati Financial Corp. ...........    28,900                  1,102,535
Hartford Financial Services
  Group, Inc. ........................    12,300                    772,809
PMI Group, Inc. ......................    13,700                    918,037
Principal Financial Group*# ..........     8,700                    208,800
XL Capital Ltd., Class A .............    21,700                  1,982,512
                                                               ------------
                                                                  9,862,078
                                                               ------------
  TOTAL FINANCIALS ...................                           35,401,634
                                                               ------------
HEALTH CARE (13.5%)
BIOTECHNOLOGY (0.3%)
Genentech, Inc.* .....................    12,700                    688,975
                                                               ------------

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001

-------------------------------------------------------------------------------------------------------------
                                                                            NUMBER                  VALUE
                                                                           OF SHARES               (NOTE 1)
-------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &
  SERVICES (5.8%)
Applied Biosystems Group --
  Applera Corp. ........................................................     80,000              $  3,141,600
Becton, Dickinson & Co. ................................................     29,800                   987,870
Guidant Corp.* .........................................................     70,574                 3,514,585
Medtronic, Inc. ........................................................     58,400                 2,990,664
PacifiCare Health Systems, Inc.*#                                             3,500                    56,000
Quintiles Transnational Corp.* .........................................     53,500                   858,675
                                                                                                 ------------
                                                                                                   11,549,394
                                                                                                 ------------
PHARMACEUTICALS (7.4%)
AstraZeneca Group plc (ADR) ............................................    113,900                 5,307,740
Eli Lilly & Co. ........................................................      8,700                   683,298
Forest Laboratories, Inc.* .............................................     34,600                 2,835,470
Pfizer, Inc. ...........................................................    145,000                 5,778,250
                                                                                                 ------------
                                                                                                   14,604,758
                                                                                                 ------------
  TOTAL HEALTH CARE ....................................................                           26,843,127
                                                                                                 ------------
INDUSTRIALS (9.7%)
AEROSPACE & DEFENSE (1.4%)
United Technologies Corp. ..............................................     43,300                 2,798,479
                                                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (1.3%)
CheckFree Corp.*# ......................................................     61,100                 1,099,800
Ecolab, Inc. ...........................................................     12,500                   503,125
Robert Half International, Inc.* .......................................     33,100                   883,770
                                                                                                 ------------
                                                                                                    2,486,695
                                                                                                 ------------
CONSTRUCTION & ENGINEERING (0.9%)
Fluor Corp. ............................................................     48,200                 1,802,680
                                                                                                 ------------
ELECTRICAL EQUIPMENT (0.9%)
Emerson Electric Co. ...................................................     30,700                 1,752,970
                                                                                                 ------------
INDUSTRIAL CONGLOMERATES (3.0%)
General Electric Co. ...................................................     71,400                 2,861,712
Tyco International Ltd. ................................................     53,700                 3,162,930
                                                                                                 ------------
                                                                                                    6,024,642
                                                                                                 ------------
MACHINERY (1.9%)
Dover Corp. ............................................................     13,000                   481,910
Illinois Tool Works, Inc. ..............................................     25,900                 1,753,948
Ingersol-Rand Co. ......................................................     13,000                   543,530
Navistar International Corp. ...........................................     24,200                   955,900
                                                                                                 ------------
                                                                                                    3,735,288
                                                                                                 ------------
RAILROADS (0.3%)
Union Pacific Corp. ....................................................      9,700                   552,900
                                                                                                 ------------
  TOTAL INDUSTRIALS ....................................................                           19,153,654
                                                                                                 ------------
INFORMATION TECHNOLOGY (17.7%)
APPLICATION SOFTWARE (0.5%)
Cadence Design Systems, Inc.*# .........................................     27,600                   604,992
Macromedia, Inc.* ......................................................     24,600                   437,880
                                                                                                 ------------
                                                                                                    1,042,872
                                                                                                 ------------
COMPUTER HARDWARE (0.9%)
Compaq Computer Corp. ..................................................     38,000                   370,880
Hewlett-Packard Co. ....................................................     38,500                   790,790
International Business Machines
  Corp. ................................................................      4,900                   592,704
                                                                                                 ------------
                                                                                                    1,754,374
                                                                                                 ------------


-------------------------------------------------------------------------------------------------------------
                                                                             NUMBER                VALUE
                                                                           OF SHARES              (NOTE 1)
-------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (1.2%)
Agilent Technologies, Inc.* ............................................    56,804               $  1,619,482
Koninklijke (Royal) Philips
  Electronics N.V. (ADR) ...............................................    27,000                    785,970
MIPS Technologies, Inc.,
  Class A*# ............................................................       700                      6,048
MIPS Technologies, Inc.,
  Class B* .............................................................     5,400                     43,092
                                                                                                 ------------
                                                                                                    2,454,592
                                                                                                 ------------
INTERNET SOFTWARE & SERVICES (1.3%)
DoubleClick, Inc.* .....................................................    41,300                    468,342
VeriSign, Inc.*# .......................................................    43,400                  1,650,936
Yahoo!, Inc.*# .........................................................    22,500                    399,150
                                                                                                 ------------
                                                                                                    2,518,428
                                                                                                 ------------
NETWORKING EQUIPMENT (1.3%)
Cisco Systems, Inc.* ...................................................   149,200                  2,702,012
                                                                                                 ------------
SEMICONDUCTOR EQUIPMENT (6.2%)
Applied Materials, Inc.* ...............................................   107,500                  4,310,750
Applied Micro Circuits Corp.* ..........................................    48,000                    543,360
ASML Holding N.V. (New York
  Shares)*# ............................................................    33,000                    562,650
Credence Systems Corp.* ................................................    12,500                    232,125
KLA-Tencor Corp.* ......................................................    52,700                  2,611,812
Novellus Systems, Inc.*# ...............................................    15,000                    591,750
PMC-Sierra, Inc.*# .....................................................    45,300                    963,078
Teradyne, Inc.* ........................................................    82,300                  2,480,522
                                                                                                 ------------
                                                                                                   12,296,047
                                                                                                 ------------
SEMICONDUCTORS (2.0%)
Altera Corp.* ..........................................................    23,600                    500,792
Broadcom Corp., Ltd., Class A* .........................................    14,200                    580,354
Intel Corp. ............................................................    32,500                  1,022,125
Intersil Corp., Class A*# ..............................................     5,000                    161,250
Texas Instruments, Inc. ................................................    39,920                  1,117,760
Xilinx, Inc.* ..........................................................    14,000                    546,700
                                                                                                 ------------
                                                                                                    3,928,981
                                                                                                 ------------
SYSTEMS SOFTWARE (1.4%)
Brocade Communications
  System*# .............................................................    15,100                    500,112
Microsoft Corp.* .......................................................    34,400                  2,279,000
                                                                                                 ------------
                                                                                                    2,779,112
                                                                                                 ------------
TELECOMMUNICATIONS EQUIPMENT (2.9%)
Corning, Inc. ..........................................................    56,500                    503,980
JDS Uniphase Corp.* ....................................................    24,500                    212,660
Nokia OYJ (ADR) ........................................................   179,800                  4,410,494
Nortel Networks Corp. ..................................................    78,000                    585,000
                                                                                                 ------------
                                                                                                    5,712,134
                                                                                                 ------------
  TOTAL INFORMATION TECHNOLOGY .........................................                           35,188,552
                                                                                                 ------------
MATERIALS (0.8%)
CHEMICALS (0.8%)
Air Products & Chemicals, Inc. .........................................    20,100                    942,891
Dow Chemical Co. .......................................................    18,800                    635,064
                                                                                                 ------------
  TOTAL MATERIALS ......................................................                            1,577,955
                                                                                                 ------------

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001


------------------------------------------------------------------
                                         NUMBER          VALUE
                                       OF SHARES       (NOTE 1)
------------------------------------------------------------------
TELECOMMUNICATION SERVICES (2.1%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (0.9%)
AT&T Corp. ........................      42,000      $    761,880
SBC Communications, Inc. ..........      21,500           842,155
Williams Communications
  Group* ..........................      52,080           122,388
WorldCom, Inc. -- MCI Group .......         878            11,151
                                                     ------------
                                                        1,737,574
                                                     ------------
WIRELESS TELECOMMUNICATION
  SERVICES (1.2%)
Sprint Corp. (PCS Group)
  (Series 1)*# ....................      94,600         2,309,186
Telefonaktiebolaget LM Ericsson
  AB (ADR) ........................      31,000           161,820
                                                     ------------
                                                        2,471,006
                                                     ------------
  TOTAL TELECOMMUNICATION
     SERVICES .....................                     4,208,580
                                                     ------------
UTILITIES (4.4%)
ELECTRIC UTILITIES (2.3%)
AES Corp.* ........................     150,600         2,462,310
CINergy Corp. .....................      17,000           568,310
Edison International ..............     101,500         1,532,650
                                                     ------------
                                                        4,563,270
                                                     ------------
GAS UTILITIES (0.4%)
Kinder Morgan Management
  LLC* ............................      21,136           801,054
                                                     ------------
MULTI -- UTILITIES (1.7%)
NRG Energy, Inc. * ................      49,000           759,500
Vivendi Universal S.A. (ADR)# .....       4,900           263,571
Williams Cos., Inc. ...............      94,600         2,414,192
                                                     ------------
                                                        3,437,263
                                                     ------------
  TOTAL UTILITIES .................                     8,801,587
                                                     ------------
TOTAL COMMON STOCKS (93.7%)
  (Cost $182,924,704) .............                   185,839,207
                                                     ------------
CONVERTIBLE PREFERRED STOCKS:
FINANCIALS (0.2%)
DIVERSIFIED FINANCIALS (0.2%)
Cablevision Systems -- New
  York Group, Class A *
  (Cost $373,382) .................      10,300           458,350
                                                     ------------


-------------------------------------------------------------------
                                        PRINCIPAL        VALUE
                                         AMOUNT         (NOTE 1)
-------------------------------------------------------------------
CONVERTIBLE BONDS:
CONSUMER DISCRETIONARY (0.4%)
  Amazon.com, Inc.*
  4.75%, 2/1/09 ....................  $ 1,472,000    $    730,480
                                                     ------------
INFORMATION TECHNOLOGY (0.3%)
Nortel Networks Corp.
  4.25%, 9/1/08 (S)  ...............      531,000         514,406
                                                     ------------
MATERIALS (0.5%)
Freeport McMoran Copper &
  Gold, Inc.
  8.25%, 1/31/06 (S)  ..............      865,000       1,041,244
                                                     ------------
TOTAL CONVERTIBLE BONDS (1.2%)
  (Cost $2,349,925) ................                    2,286,130
                                                     ------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (7.8%)
JPMorgan Chase Nassau, 1.02%,
  1/2/02
  (Amortized Cost $15,485,817) .....   15,485,817      15,485,817
                                                     ------------
TOTAL INVESTMENTS (102.9%)
  (Cost/Amortized Cost
     $201,133,828) .................                  204,069,504
OTHER ASSETS
  LESS LIABILITIES (-2.9%) .........                   (5,705,033)
                                                     ------------
NET ASSETS (100%) ..................                 $198,364,471
                                                     ============

----------

*    Non-income producing

#    All, or a portion of security out on loan (Note 1)

(S) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2001, these securities amounted to $1,555,650 or 0.78% of net assets.

     Glossary:

     ADR--American Depositary Receipt

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2001 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........     $114,352,372

NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........       54,938,970

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:



Aggregate gross unrealized appreciation.................    $  19,467,952
Aggregate gross unrealized depreciation.................      (17,991,381)
                                                            -------------
Net unrealized appreciation ............................    $   1,476,571
                                                            =============
Federal income tax cost of investments .................    $ 202,592,933
                                                            =============

At December 31, 2001, the Portfolio had loaned securities with a total value of $18,133,765 which was secured by collateral of $18,888,767.

EQ ADVISORS TRUST
EQ/EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001

--------------------------------------------------------------------------------
                                                 NUMBER                VALUE
                                                OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
BRAZIL (5.6%)
Banco Bradesco S A. (ADR) ..................       14,140         $    363,398
Brasil Telecom Participacoes S.A.
  (ADR) ....................................       29,156            1,209,391
Brasil Telecom S.A. ........................   37,534,314              214,435
Centrais Electricas Brasileiras
  S.A. (ADR) ...............................          800                5,401
Centrais Electricas Brasileiras
  S.A. .....................................    9,345,000              134,684
Companhia Energetica de Minas
  Gerais S.A. (ADR)* .......................       28,072              406,763
Companhia Vale do Rio Doce
  (ADR) ....................................       24,163              570,488
Companhia de Bebidas das
  Americas .................................    1,308,000              269,469
Companhia de Bebidas das
  Americas (ADR)* ..........................       66,250            1,344,213
Empresa Bras de Aeronautica
  (ADR) ....................................       18,714              414,141
Petroleo Brasilerio S.A. ...................       68,400            1,593,720
Petroleo Brasilerio S.A. (ADR) .............       61,181            1,360,054
Tele Celular Sul Participacoes
  S.A. (ADR) ...............................       22,546              368,627
Tele Norte Leste Participacoes
  S.A. (ADR) ...............................       13,900              217,257
Telemar Norte Leste S.A. ...................   17,345,000              450,347
Telemig Celular (ADR) ......................        3,848              144,762
Telesp Celular Participacoes S.A.
  (ADR) ....................................       11,673              108,092
Unibanco Unio de Bancos
  Brasileiros S.A. (GDR)* ..................       28,120              627,076
Votorantim Celulose e Papel S.A.
  (ADR)* ...................................       31,100              548,915
                                                                  ------------
                                                                    10,351,233
                                                                  ------------
CHILE (0.4%)
Compania de Telecomunicaciones
  de Chile S.A.* ...........................       47,910              644,869
Enersis S.A. (ADR) .........................       12,200              162,260
                                                                  ------------
                                                                       807,129
                                                                  ------------
CHINA (1.2%)
Aluminum Corp of China Ltd.++ ..............    2,725,000              479,221
Beijing Capital International
  Airport++ ................................    1,222,000              290,750
Beijing Datang Power
  Generation Co. Ltd.++ ....................    1,035,000              334,589
China Petroleum & Chemical
  Corp., Class H++ .........................    2,276,000              314,910
Huaneng Power International,
  Inc., Class H++ ..........................      590,000              358,576
Travelsky Technology Ltd.,
  Class H*++ ...............................      522,000              404,998
                                                                  ------------
                                                                     2,183,044
                                                                  ------------
CZECH REPUBLIC (0.1%)
Cesky Telecom A.S. .........................       18,300              187,613
                                                                  ------------
HONG KONG (4.6%)
China Merchants Holdings
  International Co., Ltd. ++ ...............      487,000              314,869
China Mobile (Hong Kong)
  Ltd.*#++ .................................    1,581,000            5,611,837
Citic Pacific Ltd. ++ ......................      338,000              758,310


--------------------------------------------------------------------------------
                                                 NUMBER                VALUE
                                               OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
CNOOC Ltd.*++ ..............................      983,500         $    934,744
Denway Motors Ltd. ++ ......................    1,313,900              412,007
Legend Holdings Ltd. ++ ....................      214,000              109,997
PetroChina Company Ltd. ++ .................    1,862,000              332,269
                                                                  ------------
                                                                     8,474,033
                                                                  ------------
HUNGARY (1.8%)
Richter Gedeon ++ ..........................       13,091              722,202
Richter Gedeon
  (Registered)(GDR) ........................        4,838              266,090
Matav Rt. ..................................      120,024              398,167
Matav Rt. (ADR) ............................       16,769              284,905
Magyar Olaj-es Gazipari ++ .................       23,657              430,988
Magyar Olaj-es Gazipari Rt.
  (GDR) (Registered) .......................          910               17,199
OTP Bank (GDR) .............................        4,180              247,874
OTP Bank Rt.++ .............................       16,757            1,013,513
                                                                  ------------
                                                                     3,380,938
                                                                  ------------
INDIA (6.7%)
Bharat Heavy Electricals Ltd. ++ ...........      153,676              451,819
Bharat Petroleum Corp., Ltd. ++ ............       81,700              322,892
BSES Ltd.*++ ...............................       45,500              188,719
Cipla Ltd.++ ...............................       15,450              367,755
Colgate-Palmolive (India)++ ................       76,694              267,504
Container Corp. Ltd. ++ ....................      114,800              352,884
Dabur India Ltd. ++ ........................      153,200              217,521
Dr. Reddy's Laboratories Ltd. ++ ...........       30,200              583,167
Gujarat Ambuja Cements Ltd.++
  (GDR)* ...................................      114,832              456,116
HDFC Bank Ltd.++ ...........................       51,850              243,627
HDFC Bank Ltd. (ADR) .......................       22,800              331,740
Hero Honda Motors Ltd. ++ ..................      173,215              908,056
Hindustan Lever Ltd. ++ ....................      307,000            1,435,754
Hindustan Petroleum ++ .....................       95,364              278,383
Housing Development Finance
  Corp., Ltd. ++ ...........................       55,039              763,115
Infosys Technologies Ltd. ..................       11,480              977,897
ITC Ltd. ++ ................................       17,250              244,131
ITC Ltd. (GDR) .............................       11,250              174,375
Mahanagar Telephone Nigam
  Ltd. ++ ..................................      226,248              599,188
Mahanagar Telephone Nigam
  Ltd. (ADR) ...............................       41,450              249,114
Ranbaxy Laboratories Ltd. ++ ...............       17,500              252,627
Reliance Industries Ltd. ++ ................       48,250              307,881
Reliance Industries Ltd. (GDR) (S) .........       15,500              217,000
Strides AcroLab Ltd. ++ ....................       16,500               22,082
State Bank of India Ltd. ++ ................      215,500              822,625
State Bank of India Ltd. (GDR) .............        5,400               44,550
Tata Iron & Steel Co., Ltd. ++ .............      145,000              264,398
Tata Power Company Ltd. ++ .................      103,439              258,587
Wipro Ltd. ++ ..............................        7,500              251,323
Wipro Ltd. (ADR)* ..........................        6,500              237,900
Zee Telefilms Ltd. ++ ......................       90,250              210,707
                                                                  ------------
                                                                    12,303,437
                                                                  ------------
INDONESIA (1.4%)
Astra International Tbk PT*++ ..............    2,932,000              554,326
Hanjaya Mandala Sampoerna
  Tbk PT++ .................................    3,253,500            1,009,410
Telekomunikasi Indonesia Tbk
  PT++ .....................................    3,007,000              932,932
                                                                  ------------
                                                                     2,496,668
                                                                  ------------

EQ ADVISORS TRUST
EQ/EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001

--------------------------------------------------------------------------------
                                               NUMBER                VALUE
                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
ISRAEL (3.9%)
Alvarion Ltd. (ADR) .................         37,969          $    140,105
Check Point Software
  Technologies Ltd. (ADR) * .........         13,211               526,987
ECI Telecommunications Ltd.
  (ADR)* ............................        181,159               972,824
Elbit Systems++ .....................          8,200               155,358
RADVision Ltd. (ADR)* ...............         50,020               379,652
RADWARE Ltd. (ADR)* .................         30,203               392,337
Teva Pharmaceutical Industries
  Ltd. ++ ...........................          9,620               595,592
Teva Pharmaceutical Industries
  Ltd. (ADR) ........................         47,924             2,953,556
TTI Team Telecom International
  Ltd. (ADR)* .......................         41,236             1,031,724
                                                              ------------
                                                                 7,148,135
                                                              ------------
KOREA (19.9%)
Cheil Communications, Inc. ++ .......          7,410               771,086
Hana Bank ++ ........................         27,331               356,035
Humax Co., Ltd. ++ ..................         72,850             1,782,889
Hyundai Mobis ++ ....................        124,020             1,806,777
Hyundai Motor Co., Ltd. ++ ..........         65,800             1,364,361
Kookmin Bank ++ .....................         74,605             2,863,837
Kookmin Credit Card Co., Ltd. ++.....         19,440               749,234
Korea Electric Power Corp. ++ .......         50,890               851,223
Korea Telecom Corp. (ADR) ...........         56,020             1,138,887
Korea Tobacco & Ginseng Corp.
  (GDR)# ............................         52,300               405,325
LG Electronics ++ ...................         65,940             1,260,525
LG Engineering & Construction
  Co., Ltd. ++ ......................        118,250             1,285,202
LG Household & Health Care
  Ltd.*++ ...........................         17,360               386,722
LG Securities Co. ++ ................         46,740               536,817
Pohang Iron & Steel Co., Ltd. ++.....         21,135             1,987,527
Samsung Electro-Mechanics
  Co. ++ ............................         34,263             1,156,779
Samsung Electronics Co., Ltd.
  (Foreign) ++ ......................         43,895             9,439,962
Samsung Securities Co., Ltd. ++ .....         18,035               665,195
Shinhan Financial Group Co.,
  Ltd.*++ ...........................        137,020             1,853,583
Shinsegae Co Ltd ++ .................          2,660               285,002
SK Telecom Co., Ltd. ++ .............         22,635             4,675,911
SK Telecom Co., Ltd. (ADR) ..........          1,500                32,430
Ssangyong Investment &
  Securities Co., Ltd. ++ ...........         89,070               395,462
Tongyang Confectionery Co.++ ........         12,840               332,549
Yuhan Corp. ++ ......................          3,570               171,988
                                                              ------------
                                                                36,555,308
                                                              ------------
MALAYSIA (3.3%)
British American Tobacco
  Bhd. ++ ...........................         88,000               863,963
Digi.Com Bhd.*++ ....................        244,786               324,764
Gamuda Bhd. ++ ......................        450,000               539,712
IJM Corp. Bhd. ++ ...................        128,000               144,687
Magnum Corp. ++ .....................        941,000               531,839
Malayan Banking Bhd. ++ .............        355,000               781,839
Malaysian Pacific Industries
  Bhd. ++ ...........................         65,000               270,784
Public Bank Bhd. ++ .................        812,800               539,181
Resorts World Bhd. ++ ...............        218,000               355,748



--------------------------------------------------------------------------------
                                               NUMBER                VALUE
                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Technology Resources
  Industrusties Bhd. ++ .............       673,000           $    516,088
Telekom Malaysia Bhd. ++ ............       226,000                617,670
Tenaga Nasional Bhd. ++ .............       176,000                499,697
                                                              ------------
                                                                 5,985,972
                                                              ------------
MEXICO (12.0%)
Alfa S.A., Class A ..................       288,567                323,992
America Movil S.A. de CV
  (ADR) .............................       183,120              3,567,178
Cemex S.A. (ADR)* ...................        13,132                324,360
Cemex S.A. (CPO) ....................       252,085              1,266,482
Fomento Economico Mexicano
  S.A. (ADR) ........................        22,153                765,386
Fomento Economico Mexicano
  S.A. de. C.V. .....................       350,946              1,203,550
Grupo Aeroportuario del Sureste
  S.A. (ADR)* .......................        39,850                613,690
Grupo Aeroportuario del Sureste
  S.A., Class B* ....................       113,500                172,060
Grupo Carso, S.A., Class A1* ........       107,977                359,687
Grupo Financiero BBVA
  Bancomer S.A.* ....................         9,900                181,403
Grupo Financiero BBVA
  Bancomer S.A., Class O* ...........     2,038,555              1,870,234
Grupo Modelo S.A., Class C ..........        60,800                136,461
Grupo Sanborns S.A.* ................        17,850                 31,973
Grupo Televisa S.A. (GDR)* ..........        44,148              1,906,311
Kimberly-Clark de Mexico S.A.,
  Class A ...........................       398,627              1,197,274
Telefonos de Mexico S.A.,
  Class L (ADR)* ....................       174,371              6,106,472
Wal-Mart de Mexico S.A.,
  Series C ..........................        76,910                180,599
Wal-Mart de Mexico S.A.,
  Series V ..........................       565,179              1,543,193
Wal-Mart de Mexico/Mexico City,
  Series C (ADR) ....................        14,450                394,011
                                                              ------------
                                                                22,144,316
                                                              ------------
POLAND (1.3%)
Bank Pekao S.A. ++ ..................        43,398                881,807
KGHM Polska Miedz S.A. ++ ...........        54,736                180,956
Polski Koncern Naftowy Orlen ++......        94,871                458,399
Telekomunikacja Polska S.A. ++ ......        38,974                138,759
Telekomunikacja Polska S.A.
  (GDR)* ............................       200,095                700,332
                                                              ------------
                                                                 2,360,253
                                                              ------------
RUSSIA (5.2%)
Lukoil Holding (ADR) ................        23,017              1,127,686
Mobile Telesystems (ADR)* ...........        13,500                481,410
Gazprom (ADR) .......................        15,100                149,305
Surgutneftegaz (ADR) ................       212,971              3,330,866
Unified Energy System of Russia
  (ADR) .............................         7,100                111,683
Unified Energy System of Russia
  (GDR)* ............................       272,873              4,209,071
Vimpel Communications
  (ADR)* ............................         8,510                221,686
                                                              ------------
                                                                 9,631,707
                                                              ------------
SOUTH AFRICA (10.0%)
Anglo American Platinum Corp.,
  Ltd. ++ ...........................        62,507              2,348,439

EQ ADVISORS TRUST
EQ/EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001


--------------------------------------------------------------------------------
                                                  NUMBER                VALUE
                                                OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Anglo American plc (GDR) ...............           243,311        $  3,709,614
Anglo American plc ++ ..................           159,624           2,458,236
AngloGold Ltd. ++ ......................            14,361             509,445
AngloGold Ltd. (ADR) ...................            15,840             286,070
Barlow Rand Ltd. ++ ....................           179,310             883,287
Bidvest Group Ltd. ++ ..................           129,820             482,352
FirstRand Ltd. ++ ......................           214,920             134,596
Gold Fields Ltd. ++ ....................           137,100             662,682
Harmony Gold Mining Co.,
  Ltd. ++ ..............................            55,990             369,471
Harmony Gold Mining Co., Ltd.
  (ADR) ................................             7,230              47,067
Impala Platinum Holdings Ltd. ++........            23,877           1,128,821
Liberty Group Ltd. ++ ..................            38,240             177,442
M-Cell Ltd.++ ..........................           199,580             221,458
Nedcor Ltd. ++ .........................               598               6,243
Sanlam Ltd. ++ .........................           657,270             507,761
Sappi Ltd. ++ ..........................            48,800             492,267
Sappi Ltd. (ADR) .......................            10,690             109,572
Sasol Ltd. ++ ..........................           245,636           2,176,369
South African Breweries plc
  (GDR) ++ .............................            46,815             320,883
South African Breweries plc++ ..........           159,090           1,056,501
Standard Bank Investment Corp.,
  Ltd. ++ ..............................           132,010             346,227
                                                                  ------------
                                                                    18,434,803
                                                                  ------------
TAIWAN (13.7%)
Accton Technology Corp.*++ .............           416,000           1,079,862
Acer Display Technology Inc++ ..........           493,000             531,803
Advanced Semiconductor
  Engineering, Inc. *++ ................           269,000             252,155
Ambit Microsystems Corp.++ .............           165,516             768,597
Asustek Computer, Inc. ++ ..............           219,851             970,180
Bank Sinopac*++ ........................         1,496,200             630,050
China Steel Corp. ++ ...................           666,200             262,283
China Trust Commercial Bank ++..........         2,625,797           1,590,424
Formosa Chemicals &
  Fiber Co. ++ .........................         1,102,040             746,961
Fubon Financial Holding Co.,
  Ltd. ++ ..............................           851,254             746,389
Hon Hai Precision Industry Co.,
  Ltd. ++ ..............................           398,480           1,838,904
President Chain Store Corp. ++ .........           207,555             442,994
Quanta Computer, Inc. ++ ...............           266,750             877,085
Siliconware Precision
  Industries*++ ........................           770,226             686,450
Sunplus Technology Co., Ltd. ++ ........           124,150             386,726
Taipei Bank++ ..........................           561,000             423,933
Taiwan Cellular Corp.*++ ...............           631,858             852,900
Taiwan Semiconductor
  Manufacturing Co., Ltd.*++ ...........         3,189,450           8,049,269
United Microelectronics*++ .............         2,732,810           4,019,872
                                                                  ------------
                                                                    25,156,837
                                                                  ------------
THAILAND (1.4%)
Advanced Information Service
  Public Co., Ltd. (foreign) ++ ........           623,400             579,132
Delta Electronics Public Co.,
  Ltd. ++ ..............................         1,044,690             666,851
PTT Exploration & Production
  Public Co. Ltd. ++ ...................           170,100             434,316
The Shin Corp. Public Co.,
  Ltd. ++ ..............................         1,608,500             572,043



--------------------------------------------------------------------------------
                                                  NUMBER                VALUE
                                                OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
The Siam Cement Public Co.,
  Ltd. ++ ..............................          27,600          $    291,951
                                                                  ------------
                                                                     2,544,293
                                                                  ------------
TURKEY (2.8%)
Akbank T.A.S. ++ .......................     154,668,800               492,212
Aksigorta ++ ...........................      54,790,000               454,856
Arcelik A.S. ++ ........................      13,724,000               144,791
Turkiye Garanti Bankasi A.S.*++.........     110,875,000               203,269
Koc Holdings ++ ........................       4,936,000               129,763
Netas Telekomunik A.S. ++ ..............       9,191,664               324,307
Sabanci Holdings++ .....................      93,957,000               513,508
Turkiye Petrol Rafinerileri A.S. ++.....      38,271,500               324,342
Turkcell Iletism Hizmetleri
  A.S. ++ ..............................      78,116,161               675,526
Turkcell Iletism Hizmetleri A.S.
  (ADR) ................................           2,922                59,989
Turkiye Is Bankasi++ ...................      53,443,000               299,480
Vestel Elektronik Sanayi Ve
  Ticaret A.S.*++ ......................     144,237,665               369,209
Yapi Ve Kredi Bankasi A.S. ++ ..........     357,839,032             1,101,639
Yapi Ve Kredi Bankasi A.S.
  (GDR)* ...............................          10,972                31,819
                                                                  ------------
                                                                     5,124,710
                                                                  ------------
TOTAL COMMON STOCKS (95.3%)
  (Cost $170,016,284)...................                           175,270,429
                                                                  ------------
PREFERRED STOCKS:
BRAZIL (4.3%)
Banco Bradesco S.A. ....................      71,816,764               388,535
Banco Itau S.A. ........................      16,639,400             1,267,417
Brasil Telecom S.A. ....................      60,901,990               479,994
Celular CRT Participacoes S.A.*.........       5,150,361             1,112,260
Centrais Electricas Brasileiras
  S.A., Class B ........................      25,634,000               346,151
Cia Energetica de Minas Gerais
  S.A.* ................................      52,714,981               752,908
Companhia Vale do Rio Doce,
  Class A ..............................          75,816             1,762,094
Embratel Participacoes SA ..............      57,202,000               245,098
Lojas Arapua S.A.* .....................       1,248,000                    --
Petroleo Brasilerio Petrobyas
  S.A. .................................          50,217             1,111,707
Tele Celular Sul S.A. ..................      13,627,000                21,291
Telemig Celular Participacoes
  S.A. .................................      88,738,406               160,924
Telesp Celular Participacoes
  S.A. .................................      62,284,674               229,136
                                                                  ------------
                                                                     7,877,515
                                                                  ------------
KOREA (0.3%)
Samsung Electronics Co., Ltd. ++ .......           7,325               640,847
                                                                  ------------
RUSSIA (0.1%)
Surgutneftegaz (ADR) ...................           5,850               117,000
                                                                  ------------
TOTAL PREFERRED STOCKS (4.7%)
  (Cost $8,683,707).....................                             8,635,362
                                                                  ------------
TOTAL INVESTMENTS (100.0%)
  (Cost $178,699,991)...................                           183,905,791
OTHER ASSETS
  LESS LIABILITIES (0.0%) ..............                               (37,882)
                                                                  ------------
NET ASSETS (100%) ......................                          $183,867,909
                                                                  ============

EQ ADVISORS TRUST
EQ/EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001

--------------------------------------------------------------------------------
MARKET SECTOR DIVERSIFICATION (Unaudited)
As a Percentage of Total Equity Investments


Consumer Discretionary .............       7.5%
Consumer Staples ...................       5.3
Energy .............................       6.9
Financials .........................      13.7
Health Care ........................       3.3
Industrials ........................       7.1
Information Technology .............      20.0
Materials ..........................      10.7
Telecommunication Services .........      20.8
Utilities ..........................       4.7
                                          ----
                                           100%
                                          ====

----------

*    Non-income producing.

#    All, or a portion security out on loan (Note 1)

++ Securities (totaling $161,615,448 or 87.9% of net assets) valued at fair value

(S) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2001, these securities amounted to $622,325 or 0.33% of net assets.

     Glossary:

     ADR--American Depositary Receipt

     CPO--Certificate of Participation

     GDR--Global Depositary Receipt

--------------------------------------------------------------------------------
At December 31, 2001, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)


                                      LOCAL
                                    CONTRACT        COST ON          U.S.$          UNREALIZED
                                     AMOUNT       ORIGINATION       CURRENT       APPRECIATION/
                                     (000'S)          DATE           VALUE        (DEPRECIATION)
                                  ------------   -------------   -------------   ---------------
FOREIGN CURRENCY BUY CONTRACTS
Mexican Peso 1/18/02 ..........   48,109,216      $5,118,000      $ 5,240,123      $  122,123
                                                                                   ==========
FOREIGN CURRENCY SELL CONTRACTS
Mexican Peso 1/18/02 ..........   98,299,378       9,720,000      $10,709,906      $ (986,906)
                                                                                   ==========

Investment security transactions for the year ended December 31, 2001 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities .........   $253,596,361
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........    247,359,239

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation ................  $   5,595,872
Aggregate gross unrealized depreciation ................    (27,298,967)
                                                          -------------
Net unrealized depreciation ............................  $ (21,703,095)
                                                          =============
Federal income tax cost of investments .................  $ 205,608,886
                                                          =============

For the period from January 1, 2001 to December 31, 2001, the Portfolio incurred approximately $13,663 as brokerage commissions with Morgan Stanley, an affiliated broker/dealer.

At December 31, 2001 the Portfolio had loaned securities with a total value $1,974,625 which was secured by collateral of $2,101,200.

The Portfolio has a net capital loss carry forward of $79,341,923 which expires in the year 2009.


                       See Notes to Financial Statements

EQ ADVISORS TRUST
EQ/EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001

--------------------------------------------------------------------------------
                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (13.0%)
APPAREL RETAIL (0.3%)
Limited, Inc. .........................       108,778          $    1,601,212
The GAP, Inc. .........................       219,175               3,055,300
TJX Cos., Inc. ........................        71,500               2,849,990
                                                               --------------
                                                                    7,506,502
                                                               --------------
AUTO COMPONENTS (0.4%)
AutoZone, Inc.*# ......................        28,600               2,053,480
Cooper Tire & Rubber Co. ..............        18,500                 295,260
Dana Corp. ............................        37,665                 522,790
Delphi Automotive Systems
  Corp. ...............................       142,791               1,950,525
Goodyear Tire & Rubber Co.# ...........        40,500                 964,305
Johnson Controls, Inc. ................        22,200               1,792,650
Snap-On, Inc. .........................        14,700                 494,802
TRW, Inc. .............................        31,900               1,181,576
Visteon Corp.# ........................        33,340                 501,434
                                                               --------------
                                                                    9,756,822
                                                               --------------
AUTOMOBILES (0.7%)
Ford Motor Co. ........................       466,697               7,336,477
General Motors Corp. ..................       140,000               6,804,000
Harley-Davidson, Inc.# ................        77,200               4,192,732
                                                               --------------
                                                                   18,333,209
                                                               --------------
CASINOS & GAMING (0.1%)
Harrah's Entertainment, Inc.* .........        29,900               1,106,599
International Game
  Technology*# ........................        18,900               1,290,870
                                                               --------------
                                                                    2,397,469
                                                               --------------
COMPUTER & ELECTRONICS RETAIL (0.2%)
Best Buy Co., Inc.* ...................        53,400               3,977,232
Circuit City Stores -- Circuit
  City Group ..........................        53,000               1,375,350
RadioShack Corp. ......................        47,300               1,423,730
                                                               --------------
                                                                    6,776,312
                                                               --------------
DEPARTMENT STORES (0.6%)
Dillards Inc., Class A# ...............        21,600                 345,600
Federated Department Stores,
  Inc.* ...............................        50,400               2,061,360
Kohl's Corp.* .........................        85,000               5,987,400
May Department Stores Co. .............        76,300               2,821,574
Nordstrom, Inc.# ......................        34,100                 689,843
Penny (J.C.), Inc.# ...................        67,100               1,804,990
Sears, Roebuck & Co. ..................        83,800               3,992,232
                                                               --------------
                                                                   17,702,999
                                                               --------------
GENERAL MERCHANDISE STORES (3.1%)
Big Lots, Inc. ........................        28,800                 299,520
Costco Wholesale Corp.* ...............       114,800               5,094,824
Dollar General Corp.# .................        84,290               1,255,921
Family Dollar Stores, Inc. ............        43,800               1,313,124
K-Mart Corp.*# ........................       124,900                 681,954
Target Corp. ..........................       229,400               9,416,870
Wal-Mart Stores, Inc. .................     1,140,600              65,641,530
                                                               --------------
                                                                   83,703,743
                                                               --------------
HOME IMPROVEMENT RETAIL (1.5%)
Home Depot, Inc. ......................       595,350              30,368,803
Lowe's Cos., Inc. .....................       196,200               9,105,642
Sherwin-Williams Co. ..................        39,900               1,097,250
                                                               --------------
                                                                   40,571,695
                                                               --------------
--------------------------------------------------------------------------------
                                            NUMBER                 VALUE
                                           OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
HOTELS (0.2%)
Hilton Hotels Corp. ...................      94,000            $    1,026,480
Marriot International, Inc.,
  Class A# ............................      62,150                 2,526,398
Starwood Hotels & Resorts
  Worldwide, Inc.# ....................      50,700                 1,513,395
                                                               --------------
                                                                    5,066,273
                                                               --------------
HOUSEHOLD DURABLES (0.4%)
Black & Decker Corp. ..................      20,700                   781,011
Centex Corp.# .........................      15,100                   862,059
Fortune Brands, Inc. ..................      39,000                 1,544,010
KB Home ...............................      11,300                   453,130
Leggett & Platt, Inc. .................      50,000                 1,150,000
Maytag Corp. ..........................      19,400                   601,982
Newell Rubbermaid, Inc. ...............      67,976                 1,874,098
Pulte Homes, Inc. .....................      15,000                   670,050
Stanley Works .........................      21,800                 1,015,226
Whirlpool Corp. .......................      17,000                 1,246,610
                                                               --------------
                                                                   10,198,176
                                                               --------------
LEISURE FACILITIES (0.2%)
Carnival Corp.# .......................     149,100                 4,186,728
                                                               --------------
LEISURE PRODUCTS (0.1%) ...............
Brunswick Corp. .......................      22,300                   485,248
Hasbro, Inc.# .........................      43,908                   712,627
Mattel, Inc.# .........................     109,900                 1,890,280
                                                               --------------
                                                                    3,088,155
                                                               --------------
MEDIA (4.0%)
AOL Time Warner, Inc.* ................   1,130,250                36,281,025
Clear Channel Communications,
  Inc.* ...............................     149,890                 7,630,900
Comcast Corp., Class A* ...............     241,100                 8,679,600
Dow Jones & Co., Inc. .................      22,000                 1,204,060
Gannett Co., Inc. .....................      67,500                 4,538,025
Interpublic Group Cos., Inc. ..........      95,700                 2,826,978
Knight Ridder, Inc. ...................      18,700                 1,214,191
McGraw-Hill Cos., Inc. ................      49,800                 3,036,804
Meredith Corp.# .......................      12,700                   452,755
New York Times Co., Class A ...........      40,600                 1,755,950
Omnicom Group, Inc.# ..................      47,300                 4,226,255
TMP Worldwide, Inc.*# .................      27,100                 1,162,590
Tribune Co. ...........................      76,170                 2,851,043
Univision Communications, Inc.,
  Class A*# ...........................      53,200                 2,152,472
Viacom, Inc., Class B* ................     454,100                20,048,515
Walt Disney Co. .......................     533,100                11,045,832
                                                               --------------
                                                                  109,106,995
                                                               --------------
PHOTOGRAPHIC PRODUCTS (0.1%)
Eastman Kodak Co. .....................      74,000                 2,177,820
                                                               --------------
RESTAURANTS (0.5%)
Darden Restaurants, Inc.# .............      30,100                 1,065,540
McDonald's Corp. ......................     329,900                 8,732,453
Starbucks Corp.* ......................      96,900                 1,845,945
Tricon Global Restaurants,
  Inc.*# ..............................      37,520                 1,845,984
Wendy's International, Inc. ...........      29,000                   845,930
                                                               --------------
                                                                   14,335,852
                                                               --------------
SPECIALTY STORES (0.3%)
American Greetings Corp.# .............      16,100                   221,858
Bed Bath & Beyond, Inc.* ..............      73,600                 2,495,040
Office Depot, Inc.*# ..................      75,900                 1,407,186

EQ ADVISORS TRUST
EQ/EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001


--------------------------------------------------------------------------------------------------------------
                                                                               NUMBER                 VALUE
                                                                              OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------------------------------------
Staples, Inc.* .........................................................       116,350          $    2,175,745
Tiffany & Co. ..........................................................        37,200               1,170,684
Toys-R-Us, Inc.* .......................................................        50,400               1,045,296
                                                                                                --------------
                                                                                                     8,515,809
                                                                                                --------------
TEXTILES & APPAREL (0.3%)
Cintas Corp.# ..........................................................        43,100               2,068,800
Jones Apparel Group, Inc. * ............................................        30,800               1,021,636
Liz Claiborne, Inc.# ...................................................        13,400                 666,650
Nike, Inc., Class B ....................................................        69,200               3,891,808
Reebok International Ltd.* .............................................        14,900                 394,850
V.F. Corp. .............................................................        28,600               1,115,686
                                                                                                --------------
                                                                                                     9,159,430
                                                                                                --------------
  TOTAL CONSUMER DISCRETIONARY..........................................                           352,583,989
                                                                                                --------------
CONSUMER STAPLES (8.2%)
BEVERAGES (2.5%)
Adolph Coors Co., Class B# .............................................         9,500                 507,300
Anheuser-Busch Cos., Inc. ..............................................       229,000              10,353,090
Brown-Forman Corp., Class B ............................................        17,500               1,095,500
Coca-Cola Co. ..........................................................       634,600              29,921,390
Coca-Cola Enterprises, Inc.# ...........................................       113,500               2,149,690
PepsiCo, Inc. ..........................................................       450,960              21,957,243
                                                                                                --------------
                                                                                                    65,984,213
                                                                                                --------------
DRUG RETAIL (0.4%)
CVS Corp. ..............................................................       100,300               2,968,880
Walgreen Co. ...........................................................       259,700               8,741,502
                                                                                                --------------
                                                                                                    11,710,382
                                                                                                --------------
FOOD DISTRIBUTORS (0.0%)
SUPERVALU, Inc. ........................................................        33,700                 745,444
                                                                                                --------------
FOOD PRODUCTS (2.4%)
Archer-Daniels-Midland Co. .............................................       169,266               2,428,967
Campbell Soup Co. ......................................................       104,200               3,112,454
ConAgra Foods, Inc. ....................................................       137,000               3,256,490
General Mills, Inc. ....................................................        92,800               4,826,528
H.J. Heinz Co. .........................................................        88,950               3,657,624
Hershey Foods Corp. ....................................................        34,900               2,362,730
Kellogg Co. ............................................................       103,500               3,115,350
Philip Morris Cos., Inc. ...............................................       561,200              25,731,020
Sara Lee Corp. .........................................................       200,600               4,459,338
Unilever N.V. ..........................................................       145,792               8,399,077
UST, Inc. ..............................................................        41,600               1,456,000
Wm. Wrigley Jr. Co.# ...................................................        57,600               2,958,912
                                                                                                --------------
                                                                                                    65,764,490
                                                                                                --------------
FOOD RETAIL (0.7%)
Albertson's, Inc. ......................................................       103,351               3,254,523
Kroger Co.* ............................................................       206,800               4,315,916
Safeway, Inc.* .........................................................       128,900               5,381,575
SYSCO Corp. ............................................................       171,500               4,496,730
Winn-Dixie Stores, Inc. ................................................        35,800                 510,150
                                                                                                --------------
                                                                                                    17,958,894
                                                                                                --------------
HOUSEHOLD PRODUCTS (1.7%)
Clorox Co. .............................................................        60,300               2,384,865
Colgate Palmolive Co. ..................................................       143,100               8,264,025
Kimberly-Clark Corp. ...................................................       135,744               8,117,491
Procter & Gamble Co. ...................................................       330,400              26,144,552
                                                                                                --------------
                                                                                                    44,910,933
                                                                                                --------------
PERSONAL PRODUCTS (0.5%)
Alberto-Culver Co., Class B ............................................        14,400                 644,256
Avon Products, Inc.# ...................................................        60,500               2,813,250



--------------------------------------------------------------------------------------------------------------
                                                                              NUMBER                 VALUE
                                                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------------------------------------
Bausch & Lomb, Inc. ....................................................        13,700          $      515,942
Gillette Co. ...........................................................       269,000               8,984,600
International Flavors &
  Fragrances, Inc.# ....................................................        24,400                 724,924
                                                                                                --------------
                                                                                                    13,682,972
                                                                                                --------------
  TOTAL CONSUMER STAPLES ...............................................                           220,757,328
                                                                                                --------------
ENERGY (6.3%)
INTEGRATED OIL & GAS (5.1%)
Amerada Hess Corp. .....................................................        22,800               1,425,000
Ashland, Inc. ..........................................................        17,800                 820,224
ChevronTexaco Corp. ....................................................       271,923              24,367,020
Conoco, Inc. ...........................................................       159,326               4,508,926
Exxon Mobil Corp. ......................................................     1,760,132              69,173,187
Occidental Petroleum Corp. .............................................        94,500               2,507,085
Phillips Petroleum Co. .................................................        96,760               5,830,758
Royal Dutch Petroleum Co.
  (ADR) ................................................................       547,000              26,813,940
USX-Marathon Group, Inc. ...............................................        78,700               2,361,000
                                                                                                --------------
                                                                                                   137,807,140
                                                                                                --------------
OIL & GAS DRILLING (0.2%)
Nabors Industries, Inc.* ...............................................        37,500               1,287,375
Rowan Cos., Inc.* ......................................................        24,000                 464,880
Transocean Sedco Forex, Inc. ...........................................        81,092               2,742,532
                                                                                                --------------
                                                                                                     4,494,787
                                                                                                --------------
OIL & GAS EQUIPMENT & SERVICES (0.6%)
Baker Hughes, Inc. .....................................................        85,660               3,124,020
Devon Energy Corp. .....................................................        33,000               1,275,450
Halliburton Co. ........................................................       109,400               1,433,140
Kerr-McGee Corp.# ......................................................        25,464               1,395,427
Noble Drilling Corp.* ..................................................        34,200               1,164,168
Schlumberger Ltd. ......................................................       146,300               8,039,185
                                                                                                --------------
                                                                                                    16,431,390
                                                                                                --------------
OIL & GAS EXPLORATION & PRODUCTION (0.4%)
Anadarko Petroleum Corp. ...............................................        63,972               3,636,808
Apache Corp. ...........................................................        35,200               1,755,776
Burlington Resources, Inc. .............................................        53,930               2,024,532
EOG Resources, Inc.# ...................................................        29,600               1,157,656
Unocal Corp. ...........................................................        62,100               2,239,947
                                                                                                --------------
                                                                                                    10,814,719
                                                                                                --------------
OIL & GAS REFINING & MARKETING (0.0%)
Sunoco, Inc.# ..........................................................        21,400                 799,076
                                                                                                --------------
  TOTAL ENERGY .........................................................                           170,347,112
                                                                                                --------------
FINANCIALS (17.8%)
BANKS (5.9%)
Amsouth Bancorp. .......................................................        94,450               1,785,105
Bank of America Corp. ..................................................       408,955              25,743,717
Bank of New York Co., Inc. .............................................       187,600               7,654,080
Bank One Corp. .........................................................       297,287              11,609,057
BB&T Corp. .............................................................       111,800               4,037,098
Charter One Financial, Inc. ............................................        55,363               1,503,106
Comerica, Inc. .........................................................        45,550               2,610,015
Fifth Third Bancorp ....................................................       146,867               9,007,353
FleetBoston Financial Corp. ............................................       276,285              10,084,403
Golden West Financial Corp. ............................................        40,500               2,383,425
Huntington Bancshares, Inc. ............................................        63,988               1,099,954
KeyCorp. ...............................................................       108,300               2,636,022
Mellon Financial Corp. .................................................       121,700               4,578,354
National City Corp. ....................................................       153,200               4,479,568
Northern Trust Corp.# ..................................................        56,800               3,420,496

EQ ADVISORS TRUST
EQ/EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001

--------------------------------------------------------------------------------------------------------------
                                                                              NUMBER                 VALUE
                                                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------------------------------------
PNC Financial Services Group,
  Inc. .................................................................         73,700         $    4,141,940
Regions Financial Corp. ................................................         58,000              1,736,520
SouthTrust Corp. .......................................................         86,700              2,138,889
SunTrust Banks, Inc. ...................................................         74,500              4,671,150
Synovus Financial Corp. ................................................         74,000              1,853,700
Union Planters Corp. ...................................................         35,000              1,579,550
US Bancorp .............................................................        486,045             10,172,922
Wachovia Corp. .........................................................        357,676             11,216,719
Washington Mutual, Inc. ................................................        223,916              7,322,053
Wells Fargo & Co. ......................................................        437,800             19,022,410
Zions Bancorp. .........................................................         23,500              1,235,630
                                                                                                --------------
                                                                                                   157,723,236
                                                                                                --------------
DIVERSIFIED FINANCIALS (7.4%)
AMBAC Financial Group, Inc. ............................................         27,000              1,562,220
American Express Co. ...................................................        337,500             12,045,375
Bear Stearns Co., Inc.# ................................................         24,053              1,410,468
Capital One Financial Corp. ............................................         53,200              2,870,140
Charles Schwab Corp.# ..................................................        353,525              5,469,032
Citigroup, Inc. ........................................................      1,282,816             64,756,552
Countrywide Credit Industries,
  Inc. .................................................................         30,200              1,237,294
Fannie Mae .............................................................        255,200             20,288,400
Franklin Resources, Inc. ...............................................         67,500              2,380,725
Freddie Mac ............................................................        176,700             11,556,180
Household International, Inc. ..........................................        118,379              6,858,879
JP Morgan Chase & Co. ..................................................        506,459             18,409,784
Lehman Brothers Holdings, Inc...........................................         62,900              4,201,720
MBNA Corp. .............................................................        217,299              7,648,925
Merrill Lynch & Co., Inc. ..............................................        214,100             11,158,892
Moody's Corp.# .........................................................         40,200              1,602,372
Morgan Stanley Dean Witter &
  Co. ..................................................................        283,910             15,881,925
Providian Financial Corp.# .............................................         72,800                258,440
State Street Corp. .....................................................         83,000              4,336,750
Stilwell Financial, Inc. ...............................................         55,900              1,521,598
T. Rowe Price Group, Inc. ..............................................         31,400              1,090,522
USA Education, Inc. ....................................................         41,600              3,495,232
                                                                                                --------------
                                                                                                   200,041,425
                                                                                                --------------
INSURANCE (4.3%)
AFLAC, Inc. ............................................................        134,100              3,293,496
Allstate Corp. .........................................................        184,776              6,226,951
American International Group,
  Inc. .................................................................        668,457             53,075,486
Aon Corp. ..............................................................         66,825              2,373,624
Chubb Corp. ............................................................         44,700              3,084,300
CIGNA Corp. ............................................................         38,200              3,539,230
Cincinnati Financial Corp. .............................................         41,000              1,564,150
Conseco, Inc. *# .......................................................         86,145                384,207
Hartford Financial Services
  Group, Inc. ..........................................................         60,500              3,801,215
Jefferson-Pilot Corp. ..................................................         38,850              1,797,590
John Hancock Financial Services.........................................         78,600              3,246,180
Lincoln National Corp. .................................................         47,900              2,326,503
Loews Corp. ............................................................         50,300              2,785,614
Marsh & McLennan Cos., Inc. ............................................         70,300              7,553,735
MBIA, Inc. .............................................................         37,850              2,029,895
Metlife, Inc.# .........................................................        191,200              6,057,216
MGIC Investment Corp. ..................................................         27,300              1,684,956
Progressive Corp. ......................................................         18,900              2,821,770
Safeco Corp. ...........................................................         32,600              1,015,490
St. Paul Cos., Inc. ....................................................         54,688              2,404,631
Torchmark Corp. ........................................................         32,000              1,258,560



--------------------------------------------------------------------------------------------------------------
                                                                             NUMBER                 VALUE
                                                                            OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------------------------------------
UnumProvident Corp. ....................................................      61,520            $    1,630,895
XL Capital Ltd., Class A ...............................................      34,100                 3,115,376
                                                                                                --------------
                                                                                                   117,071,070
                                                                                                --------------
REAL ESTATE (0.2%)
Equity Office Properties Trust .........................................     103,400                 3,110,272
Equity Residential Property
  Trust ................................................................      68,000                 1,952,280
                                                                                                --------------
                                                                                                     5,062,552
                                                                                                --------------
  TOTAL FINANCIALS .....................................................                           479,898,283
                                                                                                --------------
HEALTH CARE (14.0%)
BIOTECHNOLOGY (1.0%)
Amgen, Inc.* ...........................................................     266,100                15,018,684
Biogen, Inc.* ..........................................................      37,900                 2,173,565
Chiron Corp.*# .........................................................      48,500                 2,126,240
Genzyme Corp. -- General
  Division*# ...........................................................      53,800                 3,220,468
Immunex Corp.* .........................................................     136,200                 3,774,102
                                                                                                --------------
                                                                                                    26,313,059
                                                                                                --------------
HEALTH CARE EQUIPMENT & SERVICES (2.9%)
Aetna, Inc. ............................................................      36,343                 1,198,956
AmerisourceBergen Corp. ................................................      26,300                 1,671,365
Applied Biosystems Group --
  Applera Corp. ........................................................      53,900                 2,116,653
Baxter International, Inc. .............................................     151,100                 8,103,493
Becton, Dickinson & Co. ................................................      65,700                 2,177,955
Biomet, Inc. ...........................................................      68,425                 2,114,333
Boston Scientific Corp.*# ..............................................     102,400                 2,469,888
C.R. Bard, Inc. ........................................................      12,900                   832,050
Cardinal Health, Inc. ..................................................     113,725                 7,353,459
Guidant Corp.* .........................................................      78,300                 3,899,340
HCA, Inc.# .............................................................     137,100                 5,283,834
Health Management Associates,
  Inc., Class A*# ......................................................      62,500                 1,150,000
Healthsouth Corp.* .....................................................      99,400                 1,473,108
Humana, Inc.* ..........................................................      43,300                   510,507
Manor Care, Inc.* ......................................................      26,200                   621,202
McKesson HBOC, Inc. ....................................................      72,681                 2,718,269
Medtronic, Inc.# .......................................................     308,300                15,788,043
Quintiles Transnational Corp.* .........................................      29,700                   476,685
St. Jude Medical, Inc.* ................................................      21,893                 1,699,991
Stryker Corp. ..........................................................      50,000                 2,918,500
Tenet Healthcare Corp.* ................................................      82,700                 4,856,144
UnitedHealth Group, Inc. ...............................................      80,900                 5,725,293
Wellpoint Health Networks,
  Inc.* ................................................................      16,200                 1,892,970
Zimmer Holdings, Inc. * ................................................      49,600                 1,514,784
                                                                                                --------------
                                                                                                    78,566,822
                                                                                                --------------
PHARMACEUTICALS (10.1%)
Abbott Laboratories ....................................................     395,100                22,026,825
Allergan, Inc. .........................................................      33,600                 2,521,680
American Home Products Corp.............................................     335,300                20,574,008
Bristol-Myers Squibb Co. ...............................................     495,800                25,285,800
Eli Lilly & Co. ........................................................     286,700                22,517,418
Forest Laboratories, Inc.* .............................................      45,000                 3,687,750
Johnson & Johnson ......................................................     772,510                45,655,341
King Pharmaceuticals, Inc.*#............................................      62,410                 2,629,333
MedImmune, Inc.*# ......................................................      54,300                 2,516,805
Merck & Co., Inc. ......................................................     585,000                34,398,000
Pfizer, Inc. ...........................................................   1,610,500                64,178,425
Pharmacia Corp. ........................................................     331,852                14,153,488
Schering-Plough Corp. ..................................................     373,200                13,364,292

EQ ADVISORS TRUST
EQ/EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001

--------------------------------------------------------------------------------------------------------------
                                                                              NUMBER                 VALUE
                                                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc.* ..........................................        27,000          $      847,530
                                                                                                --------------
                                                                                                   274,356,695
                                                                                                --------------
  TOTAL HEALTH CARE ....................................................                           379,236,576
                                                                                                --------------
INDUSTRIALS (11.1%)
AEROSPACE & DEFENSE (1.5%)
Boeing Co. .............................................................       222,574               8,631,420
General Dynamics Corp. .................................................        51,300               4,085,532
Goodrich Corp. .........................................................        26,300                 700,106
Honeywell International, Inc. ..........................................       206,412               6,980,854
Lockheed Martin Corp. ..................................................       110,808               5,171,409
Northrop Grumman Corp. .................................................        21,800               2,197,658
Raytheon Co. ...........................................................        98,100               3,185,307
Rockwell Collins .......................................................        46,600                 908,700
United Technologies Corp. ..............................................       120,100               7,762,063
                                                                                                --------------
                                                                                                    39,623,049
                                                                                                --------------
AIR FREIGHT & COURIERS (0.2%)
FedEx Corp.* ...........................................................        78,360               4,065,317
                                                                                                --------------
AIRLINES (0.2%)
AMR Corp.* .............................................................        39,200                 869,064
Delta Air Lines, Inc. ..................................................        31,400                 918,764
Southwest Airlines Co. .................................................       194,268               3,590,073
U.S. Airways Group, Inc.*# .............................................        17,100                 108,414
                                                                                                --------------
                                                                                                     5,486,315
                                                                                                --------------
BUILDING PRODUCTS (0.1%)
Masco Corp. ............................................................       117,300               2,873,850
                                                                                                --------------
COMMERCIAL SERVICES & SUPPLIES (2.0%)
Allied Waste Industries, Inc.*# ........................................        50,300                 707,218
Automatic Data Processing, Inc..........................................       159,300               9,382,770
Avery Dennison Corp. ...................................................        28,100               1,588,493
Cendant Corp.* .........................................................       246,879               4,841,297
Concord EFS, Inc.*# ....................................................       122,900               4,028,662
Convergys Corp.* .......................................................        43,600               1,634,564
Deluxe Corp. ...........................................................        18,000                 748,440
Ecolab, Inc. ...........................................................        32,500               1,308,125
Equifax, Inc. ..........................................................        36,500                 881,475
First Data Corp. .......................................................       100,000               7,845,000
Fiserv, Inc.* ..........................................................        47,600               2,014,432
H&R Block, Inc. ........................................................        46,600               2,083,020
IMS Health, Inc. .......................................................        75,100               1,465,201
Pall Corp. .............................................................        31,300                 753,078
Paychex, Inc. ..........................................................        95,275               3,320,334
Pitney Bowes, Inc. .....................................................        63,000               2,369,430
R.R. Donnelley & Sons Co.# .............................................        29,900                 887,731
Robert Half International, Inc.*........................................        44,700               1,193,490
Sabre Holdings Corp. * .................................................        33,842               1,433,208
Waste Management, Inc.# ................................................       159,556               5,091,432
                                                                                                --------------
                                                                                                    53,577,400
                                                                                                --------------
CONSTRUCTION & ENGINEERING (0.0%)
Crane Co. ..............................................................        15,200                 389,728
Fluor Corp. ............................................................        20,200                 755,480
                                                                                                --------------
                                                                                                     1,145,208
                                                                                                --------------
ELECTRICAL EQUIPMENT (0.3%)
American Power Conversion
  Corp.* ...............................................................        49,700                 718,662
Cooper Industries, Inc. ................................................        23,900                 834,588
Emerson Electric Co. ...................................................       109,300               6,241,030
Power-One, Inc.* .......................................................        20,000                 208,200
Rockwell International Corp. ...........................................        46,600                 832,276
Thomas & Betts Corp. ...................................................        14,800                 313,020
                                                                                                --------------
                                                                                                     9,147,776
                                                                                                --------------


--------------------------------------------------------------------------------------------------------------
                                                                            NUMBER                   VALUE
                                                                           OF SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (5.3%)
General Electric Co. ...................................................   2,534,000            $  101,562,720
Minnesota Mining &
  Manufacturing Co. ....................................................     101,000                11,939,210
Textron, Inc. ..........................................................      36,000                 1,492,560
Tyco International Ltd. ................................................     494,052                29,099,663
                                                                                                --------------
                                                                                                   144,094,153
                                                                                                --------------
MACHINERY (1.0%)
Caterpillar, Inc. ......................................................      87,600                 4,577,100
Cummins, Inc.# .........................................................      10,500                   404,670
Danaher Corp.# .........................................................      36,400                 2,195,284
Deere & Co. ............................................................      59,900                 2,615,234
Dover Corp.# ...........................................................      51,900                 1,923,933
Eaton Corp. ............................................................      17,600                 1,309,616
Grainger (W.W.), Inc.# .................................................      24,200                 1,161,600
Illinois Tool Works, Inc. ..............................................      77,600                 5,255,072
Ingersol-Rand Co. ......................................................      42,950                 1,795,739
ITT Industries, Inc. ...................................................      22,400                 1,131,200
McDermott International, Inc. *.........................................      15,600                   191,412
Millipore Corp. ........................................................      12,000                   728,400
Navistar International Corp.# ..........................................      15,100                   596,450
PACCAR, Inc.# ..........................................................      19,500                 1,279,590
Parker-Hannifin Corp. ..................................................      29,850                 1,370,414
                                                                                                --------------
                                                                                                    26,535,714
                                                                                                --------------
RAILROADS (0.4%)
Burlington Northern Santa Fe
  Corp. ................................................................      99,953                 2,851,659
CSX Corp.# .............................................................      54,400                 1,906,720
Norfolk Southern Corp. .................................................      98,100                 1,798,173
Union Pacific Corp. ....................................................      63,300                 3,608,100
                                                                                                --------------
                                                                                                    10,164,652
                                                                                                --------------
TRADING COMPANIES & DISTRIBUTORS (0.1%)
Genuine Parts Co. ......................................................      43,900                 1,611,130
                                                                                                --------------
TRUCKING (0.0%)
Ryder System, Inc. .....................................................      15,300                   338,895
                                                                                                --------------
  TOTAL INDUSTRIALS ....................................................                           298,663,459
                                                                                                --------------
INFORMATION TECHNOLOGY (17.3%)
APPLICATION SOFTWARE (0.5%)
Autodesk, Inc. .........................................................      13,700                   510,599
Citrix Systems, Inc.*# .................................................      47,100                 1,067,286
Compuware Corp.* .......................................................      93,800                 1,105,902
Intuit, Inc.* ..........................................................      53,200                 2,275,896
Mercury Interactive Corp.*# ............................................      21,100                   716,978
NVIDIA Corp.* ..........................................................      35,500                 2,374,950
Parametric Technology Corp.* ...........................................      67,300                   525,613
PeopleSoft, Inc.* ......................................................      75,000                 3,015,000
Siebel Systems, Inc.*# .................................................     115,600                 3,234,488
                                                                                                --------------
                                                                                                    14,826,712
                                                                                                --------------
COMPUTER HARDWARE (3.7%)
Apple Computer, Inc.* ..................................................      89,000                 1,949,100
Compaq Computer Corp. ..................................................     430,837                 4,204,969
Dell Computer Corp.* ...................................................     663,500                18,033,930
Gateway, Inc.* .........................................................      82,300                   661,692
Hewlett-Packard Co. ....................................................     495,600                10,179,624
International Business Machines
  Corp. ................................................................     443,300                53,621,568
NCR Corp.* .............................................................      24,600                   906,756
Palm, Inc.* ............................................................     144,658                   561,273
Sun Microsystems, Inc.* ................................................     830,800                10,218,840
                                                                                                --------------
                                                                                                   100,337,752
                                                                                                --------------

EQ ADVISORS TRUST
EQ/EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001

--------------------------------------------------------------------------------------------------------------
                                                                              NUMBER                 VALUE
                                                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------------------------------------
COMPUTER STORAGE & PERIPHERALS (0.4%)
EMC Corp.* .............................................................       562,950          $    7,566,048
Lexmark International, Inc.* ...........................................        32,700               1,929,300
Network Appliance, Inc.* ...............................................        83,000               1,815,210
                                                                                                --------------
                                                                                                    11,310,558
                                                                                                --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
Agilent Technologies, Inc.* ............................................       116,523               3,322,071
Conexant Systems, Inc.* ................................................        63,000                 904,680
Jabil Circuit, Inc.*# ..................................................        48,800               1,108,736
Molex, Inc.# ...........................................................        49,850               1,542,857
PerkinElmer, Inc. ......................................................        25,700                 900,014
Sanmina-SCI Corp.*# ....................................................       133,700               2,660,630
Solectron Corp.* .......................................................       166,600               1,879,248
Symbol Technologies, Inc. ..............................................        57,700                 916,276
Tektronix, Inc. ........................................................        23,900                 616,142
Thermo Electron Corp.* .................................................        46,200               1,102,332
Waters Corp.* ..........................................................        34,600               1,340,750
                                                                                                --------------
                                                                                                    16,293,736
                                                                                                --------------
INTERNET SOFTWARE & SERVICES (0.1%)
Yahoo!, Inc.*# .........................................................       144,600               2,565,204
                                                                                                --------------
IT CONSULTING & SERVICES (0.4%)
Computer Sciences Corp.* ...............................................        43,000               2,106,140
Electronic Data Systems Corp. ..........................................       119,400               8,184,870
Sapient Corp.*# ........................................................        31,300                 241,636
Unisys Corp.* ..........................................................        80,700               1,011,978
                                                                                                --------------
                                                                                                    11,544,624
                                                                                                --------------
NETWORKING EQUIPMENT (1.3%)
Avaya, Inc.*# ..........................................................        72,377                 879,381
Cisco Systems, Inc.* ...................................................     1,867,100              33,813,181
                                                                                                --------------
                                                                                                    34,692,562
                                                                                                --------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp.# ...........................................................       177,100               1,845,382
                                                                                                --------------
SEMICONDUCTOR EQUIPMENT (0.6%)
Applied Materials, Inc.* ...............................................       207,400               8,316,740
Applied Micro Circuits Corp.* ..........................................        76,600                 867,112
KLA-Tencor Corp.* ......................................................        47,300               2,344,188
Novellus Systems, Inc.*# ...............................................        36,300               1,432,035
QLogic Corp.*# .........................................................        23,500               1,045,985
Teradyne, Inc.*# .......................................................        44,400               1,338,216
                                                                                                --------------
                                                                                                    15,344,276
                                                                                                --------------
SEMICONDUCTORS (3.6%)
Advanced Micro Devices, Inc.* ..........................................        87,700               1,390,922
Altera Corp.* ..........................................................        98,600               2,092,292
Analog Devices, Inc.* ..................................................        91,800               4,075,002
Broadcom Corp., Ltd., Class A*#.........................................        66,400               2,713,768
Intel Corp. ............................................................     1,715,600              53,955,620
Linear Technology Corp. ................................................        81,100               3,166,144
LSI Logic Corp.*# ......................................................        92,100               1,453,338
Maxim Integrated Products* .............................................        83,800               4,400,338
Micron Technology, Inc.*# ..............................................       152,100               4,715,100
National Semiconductor Corp.*#..........................................        44,200               1,360,918
PMC-Sierra, Inc.*# .....................................................        41,900                 890,794
Texas Instruments, Inc. ................................................       442,881              12,400,668
Vitesse Semiconductor Corp.* ...........................................        46,700                 580,481
Xilinx, Inc.* ..........................................................        84,800               3,311,440
                                                                                                --------------
                                                                                                    96,506,825
                                                                                                --------------
SYSTEMS SOFTWARE (4.6%)
Adobe Systems, Inc. ....................................................        61,000               1,894,050
BMC Software, Inc.* ....................................................        62,100               1,016,577



--------------------------------------------------------------------------------------------------------------
                                                                            NUMBER                  VALUE
                                                                           OF SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------
Computer Associates
  International, Inc. ..................................................     147,025            $    5,070,892
Microsoft Corp.* .......................................................   1,373,000                90,961,250
Novell, Inc.*# .........................................................      91,800                   421,362
Oracle Corp.* ..........................................................   1,432,020                19,776,196
VERITAS Software Corp.* ................................................     101,400                 4,545,762
                                                                                                --------------
                                                                                                   123,686,089
                                                                                                --------------
TELECOMMUNICATIONS EQUIPMENT (1.4%)
ADC Telecommunications, Inc.*...........................................     199,300                   916,780
CIENA Corp.* ...........................................................      83,400                 1,193,454
Corning, Inc.# .........................................................     237,242                 2,116,199
JDS Uniphase Corp.* ....................................................     335,700                 2,913,876
Lucent Technologies, Inc.# .............................................     868,786                 5,464,664
Motorola, Inc. .........................................................     560,202                 8,414,234
Nortel Networks Corp.# .................................................     812,800                 6,096,000
QUALCOMM, Inc.* ........................................................     193,200                 9,756,600
Tellabs, Inc.*# ........................................................     104,300                 1,560,328
                                                                                                --------------
                                                                                                    38,432,135
                                                                                                --------------
  TOTAL INFORMATION TECHNOLOGY..........................................                           467,385,855
                                                                                                --------------
MATERIALS (2.6%)
CHEMICALS (1.2%)
Air Products & Chemicals, Inc. .........................................      58,200                 2,730,162
Dow Chemical Co. .......................................................     229,001                 7,735,654
Du Pont (E.I.) de Nemours
  & Co. ................................................................     266,026                11,308,765
Eastman Chemical Co. ...................................................      19,600                   764,792
Engelhard Corp. ........................................................      33,300                   921,744
Great Lakes Chemical Corp.# ............................................      12,800                   310,784
Hercules, Inc.*# .......................................................      27,500                   275,000
PPG Industries, Inc. ...................................................      43,000                 2,223,960
Praxair, Inc. ..........................................................      41,000                 2,265,250
Rohm & Haas Co. ........................................................      56,206                 1,946,414
Sigma-Aldrich Corp.# ...................................................      19,300                   760,613
                                                                                                --------------
                                                                                                    31,243,138
                                                                                                --------------
CONSTRUCTION MATERIALS (0.0%)
Vulcan Materials Co. ...................................................      25,800                 1,236,852
                                                                                                --------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp. .............................................................       7,100                   501,970
Bemis Co. ..............................................................      13,500                   663,930
Pactiv Corp.* ..........................................................      40,400                   717,100
Pepsi Bottling Group, Inc. .............................................      73,400                 1,724,900
Sealed Air Corp.*# .....................................................      21,317                   870,160
Temple-Inland, Inc. ....................................................      12,600                   714,798
Tupperware Corp. .......................................................      14,700                   282,975
                                                                                                --------------
                                                                                                     5,475,833
                                                                                                --------------
METALS & MINING (0.7%)
Alcan, Inc. (New York Exchange).........................................      81,500                 2,928,295
Alcoa, Inc. ............................................................     220,148                 7,826,261
Allegheny Technologies, Inc. ...........................................      20,450                   342,538
Barrick Gold Corp.# ....................................................     136,563                 2,178,180
Freeport McMoran Copper &
  Gold, Inc., Class B*# ................................................      36,700                   491,413
Inco Ltd.* .............................................................      46,300                   784,322
Newmont Mining Corp.# ..................................................      49,807                   951,812
Nucor Corp. ............................................................      19,800                 1,048,608
Phelps Dodge Corp. .....................................................      20,048                   649,555
Placer Dome, Inc. ......................................................      83,500                   910,985
USX-U.S. Steel Group, Inc. .............................................      22,600                   409,286
Worthington Industries, Inc. ...........................................      21,700                   308,140
                                                                                                --------------
                                                                                                    18,829,395
                                                                                                --------------

EQ ADVISORS TRUST
EQ/EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001


---------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER                 VALUE
                                                                                OF SHARES              (NOTE 1)
---------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (0.5%)
Boise Cascade Corp. ....................................................         14,600           $      496,546
Georgia-Pacific Corp. ..................................................         57,604                1,590,446
International Paper Co. ................................................        123,235                4,972,532
Louisiana-Pacific Corp. ................................................         26,600                  224,504
Mead Corp. .............................................................         25,300                  781,517
Westvaco Corp. .........................................................         25,700                  731,165
Weyerhaeuser Co. .......................................................         54,900                2,968,992
Willamette Industries, Inc. ............................................         28,100                1,464,572
                                                                                                  --------------
                                                                                                      13,230,274
                                                                                                  --------------
  TOTAL MATERIALS ......................................................                              70,015,492
                                                                                                  --------------
TELECOMMUNICATION SERVICES (5.5%)
DIVERSIFIED TELECOMMUNICATION SERVICES (4.8%)
Alltel Corp.# ..........................................................         79,900                4,932,227
Andrew Corp.* ..........................................................         20,700                  453,123
AT&T Corp.# ............................................................        880,208               15,966,973
BellSouth Corp. ........................................................        478,100               18,239,515
CenturyTel, Inc. .......................................................         35,950                1,179,160
Comverse Technology, Inc.* .............................................         47,300                1,058,101
Qwest Communications
  International, Inc. ..................................................        423,743                5,987,488
SBC Communications, Inc. ...............................................        859,233               33,656,157
Scientific-Atlanta, Inc. ...............................................         41,500                  993,510
Sprint Corp. (FON Group) ...............................................        226,100                4,540,088
Verizon Communications, Inc. ...........................................        689,946               32,744,837
WorldCom, Inc.-WorldCom
  Group* ...............................................................        736,695               10,372,666
                                                                                                  --------------
                                                                                                     130,123,845
                                                                                                  --------------
WIRELESS TELECOMMUNICATION SERVICES (0.7%)
AT&T Wireless Services, Inc. * .........................................        645,397                9,274,355
Citizens Communications Co.*#...........................................         72,700                  774,982
Nextel Communications, Inc.,
  Class A*# ............................................................        195,100                2,138,296
Sprint Corp. (PCS Group)*# .............................................        239,000                5,833,990
                                                                                                  --------------
                                                                                                      18,021,623
                                                                                                  --------------
  TOTAL TELECOMMUNICATION
     SERVICES ..........................................................                             148,145,468
                                                                                                  --------------
UTILITIES (3.1%)
ELECTRIC UTILITIES (2.2%)
AES Corp.*# ............................................................        135,700                2,218,695
Allegheny Energy, Inc. .................................................         31,800                1,151,796
Ameren Corp. ...........................................................         35,000                1,480,500
American Electric Power Co. ............................................         82,180                3,577,295
Calpine Corp.* .........................................................         76,200                1,279,398
CINergy Corp. ..........................................................         40,600                1,357,258
CMS Energy Corp. .......................................................         33,600                  807,408
Consolidated Edison, Inc.# .............................................         54,100                2,183,476
Constellation Energy Group, Inc.........................................         41,700                1,107,135
Dominion Resources, Inc. ...............................................         66,723                4,010,052
DTE Energy Co.# ........................................................         42,100                1,765,674
Duke Energy Corp. ......................................................        196,960                7,732,650
Edison International ...................................................         83,100                1,254,810
Entergy Corp. ..........................................................         56,300                2,201,893
Exelon Corp. ...........................................................         81,800                3,916,584
FirstEnergy Corp.* .....................................................         77,301                2,703,989
FPL Group, Inc. ........................................................         44,900                2,532,360
Mirant Corp.* ..........................................................         86,591                1,387,188
Niagara Mohawk Holdings,
  Inc.*# ...............................................................         40,800                  723,384
PSG&E Corp. ............................................................         98,700                1,898,988



---------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER                 VALUE
                                                                                OF SHARES              (NOTE 1)
---------------------------------------------------------------------------------------------------------------------
Pinnacle West Capital Corp. ............................................         21,600           $      903,960
PPL Corp. ..............................................................         37,244                1,297,953
Public Service Enterprise Group,
  Inc. .................................................................         53,100                2,240,289
Reliant Energy, Inc. ...................................................         75,900                2,012,868
Southern Co.# ..........................................................        174,700                4,428,645
TXU Corp.# .............................................................         65,500                3,088,325
                                                                                                  --------------
                                                                                                      59,262,573
                                                                                                  --------------
ELECTRICAL EQUIPMENT (0.0%)
Teco Energy, Inc.# .....................................................         34,600                  907,904
                                                                                                  --------------
GAS UTILITIES (0.5%)
EL Paso Corp. ..........................................................        129,896                5,794,661
KeySpan Corp. ..........................................................         35,000                1,212,750
Kinder Morgan, Inc.# ...................................................         29,200                1,626,148
Nicor, Inc. ............................................................         11,600                  483,024
NiSource, Inc.# ........................................................         52,659                1,214,316
Peoples Energy Corp. ...................................................          9,000                  341,370
Sempra Energy ..........................................................         52,522                1,289,415
                                                                                                  --------------
                                                                                                      11,961,684
                                                                                                  --------------
MULTI - UTILITIES (0.4%)
Dynegy, Inc., Class A ..................................................         83,113                2,119,382
Progress Energy, Inc. ..................................................         55,400                2,494,662
Williams Cos., Inc. ....................................................        131,200                3,348,224
XCEL Energy, Inc. ......................................................         87,545                2,428,498
                                                                                                  --------------
                                                                                                      10,390,766
                                                                                                  --------------
  TOTAL UTILITIES ......................................................                              82,522,927
                                                                                                  --------------
TOTAL COMMON STOCKS (98.9%)
  (Cost $2,540,814,369) ................................................                           2,669,556,489
                                                                                                  --------------
                                                                             PRINCIPAL
                                                                              AMOUNT
                                                                              -------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (0.0%)
JPMorgan Chase Nassau,
  1.02%, 1/2/02 ........................................................     $ 517,542                   517,542
                                                                                                  --------------
U.S. GOVERNMENT (0.1%)
U. S. Treasury Bill,
  1/24/02 ++++ .........................................................     3,700,000                 3,692,010
                                                                                                  --------------
U.S. GOVERNMENT AGENCIES (1.2%)
Federal Home Loan Mortgage Corp.
 (Discount Note) 1/2/02 ................................................    31,500,000                31,498,679
                                                                                                  --------------
TOTAL SHORT-TERM DEBT SECURITIES (1.3%)
 (Amortized Cost $35,708,231)...........................................                              35,708,231
                                                                                                  --------------
TOTAL INVESTMENTS (100.2%)
  (Cost/Amortized Cost
  $2,576,522,600).......................................................                           2,705,264,720
OTHER ASSETS
  LESS LIABILITIES (-0.2%) .............................................                              (4,176,308)
                                                                                                  --------------
NET ASSETS (100.0%) ....................................................                          $2,701,088,412
                                                                                                  ==============

---------------------

*    Non-income producing.

#    All, or a portion of security out on loan (Note 1).

++++ All, or a portion of securities held by broker as collateral for financial futures contracts.

EQ ADVISORS TRUST
EQ/EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001

--------------------------------------------------------------------------------
At December 31, 2001, the Portfolio had the following futures contracts open:
(Note 1)


                       NO. OF      EXPIRATION       ORIGINAL         VALUE AT        UNREALIZED
PURCHASE             CONTRACTS        DATE            VALUE          12/31/01       APPRECIATION
--------             ---------        ----            -----          --------       ------------
S&P 500 .........       91          March-02      $26,104,950      $26,144,300     $39,350
                                                                                   =======

Investment security transactions for the year ended December 31, 2001 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........     $   125,033,318
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     $    79,812,243

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation ................     $   501,592,205
Aggregate gross unrealized depreciation ................     $  (377,289,703)
                                                             ---------------
Net unrealized appreciation ............................     $   124,302,502
                                                             ===============
Federal income tax cost of investments .................     $ 2,580,962,218
                                                             ===============

At December 31, 2001, the Portfolio had loaned securities with a total value $167,116,214 which was secured by collateral of $174,270,448.











                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/EVERGREEN OMEGA PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001


-------------------------------------------------------------------------------------------------------------
                                                                            NUMBER                  VALUE
                                                                           OF SHARES               (NOTE 1)
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (17.9%)
AUTOMOBILES (2.2%)
Harley-Davidson, Inc. ..................................................     5,400                $   293,274
                                                                                                  -----------
COMPUTER & ELECTRONICS RETAIL (1.6%)
Best Buy Co., Inc.*# ...................................................     3,000                    223,440
                                                                                                  -----------
GENERAL MERCHANDISE STORES (3.2%)
BJ's Wholesale Club, Inc.* .............................................     4,700                    207,270
Family Dollar Stores, Inc. .............................................     7,600                    227,848
                                                                                                  -----------
                                                                                                      435,118
                                                                                                  -----------
HOME IMPROVEMENT RETAIL (1.5%)
Lowe's Cos., Inc. ......................................................     4,400                    204,204
                                                                                                  -----------
MEDIA (3.6%)
AOL Time Warner, Inc.* .................................................    11,220                    360,162
Comcast Corp., Class A*# ...............................................     3,400                    122,400
                                                                                                  -----------
                                                                                                      482,562
                                                                                                  -----------
RESTAURANTS (4.6%)
Applebee's International, Inc. .........................................     6,800                    232,560
Brinker International, Inc.*# ..........................................     6,600                    196,416
Starbucks Corp.* .......................................................    10,000                    190,500
                                                                                                  -----------
                                                                                                      619,476
                                                                                                  -----------
SPECIALTY STORES (1.2%)
Bed Bath & Beyond, Inc.* ...............................................     4,700                    159,330
                                                                                                  -----------
  TOTAL CONSUMER DISCRETIONARY..........................................                            2,417,404
                                                                                                  -----------
CONSUMER STAPLES (1.0%)
BEVERAGES (1.0%)
Pepsi Bottling Group, Inc. .............................................     6,000                    141,000
                                                                                                  -----------
ENERGY (5.3%)
INTEGRATED OIL & GAS (0.7%)
Nabors Industries, Inc.* ...............................................     2,500                     85,825
                                                                                                  -----------
OIL & GAS EQUIPMENT & SERVICES (2.8%)
BJ Services Co.* .......................................................     4,000                    129,800
Devon Energy Corp. .....................................................     3,200                    123,680
Weatherford International, Inc.*........................................     3,400                    126,684
                                                                                                  -----------
                                                                                                      380,164
                                                                                                  -----------
OIL & GAS EXPLORATION & PRODUCTION (1.8%)
Apache Corp. ...........................................................     2,600                    129,688
Ocean Energy, Inc. .....................................................     6,000                    115,200
                                                                                                  -----------
                                                                                                      244,888
                                                                                                  -----------
  TOTAL ENERGY .........................................................                              710,877
                                                                                                  -----------
FINANCIALS (5.8%)
DIVERSIFIED FINANCIALS (3.4%)
Citigroup, Inc. ........................................................     4,948                    249,775
Freddie Mac ............................................................     3,200                    209,280
                                                                                                  -----------
                                                                                                      459,055
                                                                                                  -----------
INSURANCE (2.4%)
Everest Reinsurance Group Ltd.                                               3,000                    212,100
XL Capital Ltd., Class A ...............................................     1,200                    109,632
                                                                                                  -----------
                                                                                                      321,732
                                                                                                  -----------
  TOTAL FINANCIALS .....................................................                              780,787
                                                                                                  -----------
HEALTH CARE (20.2%)
BIOTECHNOLOGY (2.9%)
Cephalon, Inc.*# .......................................................     1,500                    113,378



-------------------------------------------------------------------------------------------------------------
                                                                           NUMBER                    VALUE
                                                                          OF SHARES                (NOTE 1)
-------------------------------------------------------------------------------------------------------------
Gilead Sciences, Inc.*# ................................................    3,200                 $   210,304
Invitrogen Corp.* ......................................................    1,000                      61,930
                                                                                                  -----------
                                                                                                      385,612
                                                                                                  -----------
HEALTH CARE EQUIPMENT & SERVICES (6.3%)
Medtronic, Inc. ........................................................    4,280                     219,179
Quest Diagnostics, Inc.*# ..............................................    2,000                     143,420
Respironics, Inc.* .....................................................    3,100                     107,384
St. Jude Medical, Inc.* ................................................    2,100                     163,065
Stryker Corp. ..........................................................    2,000                     116,740
Trigon Healthcare, Inc.*# ..............................................    1,500                     104,175
                                                                                                  -----------
                                                                                                      853,963
                                                                                                  -----------
PHARMACEUTICALS (11.0%)
Biovail Corp.*# ........................................................    2,000                     112,500
Elan Corp. plc (ADR)*# .................................................    3,000                     135,180
IDEC Pharmaceuticals Corp.*# ...........................................    2,300                     158,539
IVAX Corp.*# ...........................................................   15,000                     302,100
King Pharmaceuticals, Inc.*# ...........................................    3,000                     126,390
Mylan Laboratories, Inc.# ..............................................    5,500                     206,250
Pfizer, Inc. ...........................................................    7,772                     309,714
Pharmacia Corp. ........................................................    3,200                     136,480
                                                                                                  -----------
                                                                                                    1,487,153
                                                                                                  -----------
  TOTAL HEALTH CARE ....................................................                            2,726,728
                                                                                                  -----------
INDUSTRIALS (10.3%)
AEROSPACE & DEFENSE (0.8%)
Titan Corp.*# ..........................................................    4,500                     112,275
                                                                                                  -----------
COMMERCIAL SERVICES & SUPPLIES (4.2%)
DeVry, Inc.*# ..........................................................    6,000                     170,700
Paychex, Inc. ..........................................................    5,000                     174,250
Republic Services, Inc.* ...............................................   11,400                     227,658
                                                                                                  -----------
                                                                                                      572,608
                                                                                                  -----------
CONSTRUCTION & ENGINEERING (0.7%)
Granite Construction, Inc. .............................................    4,000                      96,320
                                                                                                  -----------
INDUSTRIAL CONGLOMERATES (3.6%)
Tyco International Ltd.# ...............................................    8,210                     483,569
                                                                                                  -----------
TRUCKING (1.0%)
Swift Transportation, Inc.*# ...........................................    6,000                     129,060
                                                                                                  -----------
  TOTAL INDUSTRIALS ....................................................                            1,393,832
                                                                                                  -----------
INFORMATION TECHNOLOGY (21.3%)
APPLICATION SOFTWARE (2.2%)
i2 Technologies, Inc.*# ................................................    4,500                      35,550
NVIDIA Corp.*# .........................................................    3,100                     207,390
Peregrine Systems, Inc.*# ..............................................    4,000                      59,320
                                                                                                  -----------
                                                                                                      302,260
                                                                                                  -----------
COMPUTER HARDWARE (3.1%)
Dell Computer Corp.* ...................................................    6,500                     176,670
International Business Machines
  Corp. ................................................................    2,000                     241,920
                                                                                                  -----------
                                                                                                      418,590
                                                                                                  -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (3.1%)
Flextronics International Ltd.* ........................................    6,900                     165,531
Intersil Corp.*# .......................................................    3,400                     109,650
Thermo Electron Corp.* .................................................    6,000                     143,160
                                                                                                  -----------
                                                                                                      418,341
                                                                                                  -----------

EQ ADVISORS TRUST
EQ/EVERGREEN OMEGA PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001

-----------------------------------------------------------------
                                          NUMBER           VALUE
                                        OF SHARES        (NOTE 1)
-----------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (2.8%)
Affiliated Computer Services,
  Inc., Class A* ..................         3,500     $   371,455
                                                      -----------
NETWORKING EQUIPMENT (1.6%)
Cisco Systems, Inc.* ..............        12,000         217,320
                                                      -----------
SEMICONDUCTORS (4.9%)
Cree, Inc.*# ......................         5,000         147,300
Intel Corp. .......................         7,000         220,150
Microchip Technology, Inc.* .......         4,700         182,078
Texas Instruments, Inc. ...........         3,900         109,200
                                                      -----------
                                                          658,728
                                                      -----------
SYSTEMS SOFTWARE (3.6%)
Microsoft Corp.* ..................         5,060         335,225
Oracle Corp.* .....................        11,100         153,291
                                                      -----------
                                                          488,516
                                                      -----------
  TOTAL INFORMATION TECHNOLOGY.....                     2,875,210
                                                      -----------
MATERIALS (2.1%)
CHEMICALS (2.1%)
Praxair, Inc. .....................         2,500         138,125
Rohm & Haas Co. ...................         4,000         138,520
                                                      -----------
                                                          276,645
                                                      -----------


--------------------------------------------------------------------
                                          NUMBER           VALUE
                                        OF SHARES        (NOTE 1)
--------------------------------------------------------------------
TELECOMMUNICATION SERVICES (2.6%)
DIVERSIFIED TELECOMMUNICATION SERVICES (2.6%)
Amdocs Ltd.* ......................         6,000     $   203,820
L-3 Communications Holdings,
  Inc.*# ..........................         1,700         153,000
                                                      -----------
                                                          356,820
                                                      -----------
TOTAL COMMON STOCKS (86.5%)
  (Cost $10,988,763) ..............                    11,679,303
                                                      -----------
                                       PRINCIPAL
                                         AMOUNT
                                        ---------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (13.5%)
JPMorgan Chase Nassau,
  1.02%, 1/2/02
  (Amortized Cost $1,821,058) .....   $1,821,058        1,821,058
                                                      -----------
TOTAL INVESTMENTS (100.0%)
  (Cost/Amortized Cost
  $12,809,821) ....................                    13,500,361
OTHER ASSETS
  LESS LIABILITIES (0.0%) .........                         5,308
                                                      -----------
NET ASSETS (100%) .................                   $13,505,669
                                                      ===========

----------

*    Non-income producing.

#    All, or a portion of security out on loan (Note 1).

     Glossary:

     ADR--American Depositary Receipt


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2001 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........     $26,216,784
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      21,047,357

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation ................     $ 1,026,024
Aggregate gross unrealized depreciation ................        (396,231)
                                                             -----------
Net unrealized appreciation ............................     $   629,793
                                                             ===========
Federal income tax cost of investments .................     $12,870,568
                                                             ===========

At December 31, 2001, the Portfolio had loaned securities with a total value of $3,521,175 which was secured by collateral of $3,632,175.

For the year ended December 31, 2001, the Portfolio incurred approximately $60, $195 and $60 as brokerage commissions with First Union Securities, Inc., First Albany Corp. and Bernstein & Co., Inc., respectively, all affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $2,914,439 of which $158,113 expires in the year 2007, $485,917 expires in the year 2008 and $2,270,409 expires in the year 2009.





                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/FI MID CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001

--------------------------------------------------------------------------------
                                          NUMBER                 VALUE
                                        OF SHARES               (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (25.2%)
AUTOMOBILES (0.1%)
American Axle & Manufacturing
  Holdings, Inc.* ...................    11,100               $    237,318
                                                              ------------
CASINOS & GAMING (4.2%)
Harrah's Entertainment, Inc.* .......   128,100                  4,740,981
International Game
  Technology*# ......................    27,060                  1,848,198
WMS Industries, Inc.* ...............    42,200                    844,000
                                                              ------------
                                                                 7,433,179
                                                              ------------
COMPUTER & ELECTRONICS RETAIL (1.1%)
Circuit City Stores, Inc. --
  CarMax Group*# ....................    82,500                  1,876,050
                                                              ------------
DEPARTMENT STORES (1.9%)
Dillards, Inc., Class A# ............    53,200                    851,200
Penney (J.C.), Inc.# ................    95,100                  2,558,190
                                                              ------------
                                                                 3,409,390
                                                              ------------
DISTRIBUTORS (0.8%)
ARAMARK Corp., Class B*# ............    53,600                  1,441,840
                                                              ------------
GENERAL MERCHANDISE STORES (0.8%)
Big Lots, Inc. ......................   115,300                  1,199,120
BJ's Wholesale Club, Inc.* ..........     5,330                    235,053
                                                              ------------
                                                                 1,434,173
                                                              ------------
HOUSEHOLD DURABLES (2.1%)
KB Home .............................    48,600                  1,948,860
Pulte Homes, Inc. ...................    38,600                  1,724,262
                                                              ------------
                                                                 3,673,122
                                                              ------------
LEISURE FACILITIES (0.3%)
Six Flags, Inc.* ....................    30,900                    475,242
                                                              ------------
MEDIA (5.8%)
Adelphia Communications Corp.,
  Class A*# .........................   229,800                  7,165,164
Lamar Advertising Co.*# .............    38,900                  1,647,026
Radio One, Inc., Class A* ...........    31,300                    578,111
Radio One, Inc., Class D*# ..........    53,700                    967,137
                                                              ------------
                                                                10,357,438
                                                              ------------
RESTAURANTS (3.0%)
Applebee's International, Inc. ......    25,900                    885,780
Brinker International, Inc.* ........    32,335                    962,290
CEC Entertainment, Inc.* ............    23,400                  1,015,326
Jack in the Box, Inc.* ..............    49,673                  1,367,994
Wendy's International, Inc. .........    38,800                  1,131,796
                                                              ------------
                                                                 5,363,186
                                                              ------------
SPECIALTY STORES (2.6%)
Barnes & Noble, Inc.*# ..............    42,500                  1,258,000
Borders Group, Inc.* ................    37,900                    751,936
Foot Locker, Inc. * .................   165,700                  2,593,205
                                                              ------------
                                                                 4,603,141
                                                              ------------
TEXTILES & APPAREL (2.5%)
Liz Claiborne, Inc.# ................    19,300                    960,175
Nike, Inc., Class B .................    60,800                  3,419,392
                                                              ------------
                                                                 4,379,567
                                                              ------------
  TOTAL CONSUMER DISCRETIONARY ......                           44,683,646
                                                              ------------

--------------------------------------------------------------------------------
                                               NUMBER                VALUE
                                             OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
CONSUMER STAPLES (7.0%)
DRUG RETAIL (2.0%)
CVS Corp. ...........................    45,300               $  1,340,880
Rite Aid Corp.*# ....................   424,410                  2,147,515
                                                              ------------
                                                                 3,488,395
                                                              ------------
FOOD PRODUCTS (3.9%)
Dean Foods Co.# .....................    11,900                    811,580
Hershey Foods Corp. .................    19,400                  1,313,380
McCormick & Co., Inc. (Non
  Voting) ...........................    28,280                  1,186,912
Philip Morris Cos., Inc. ............    78,190                  3,585,011
                                                              ------------
                                                                 6,896,883
                                                              ------------
FOOD RETAIL (1.1%)
Hormel Foods Corp. ..................    28,100                    755,047
Performance Food Group Co.*#.........    33,900                  1,192,263
                                                              ------------
                                                                 1,947,310
                                                              ------------
  TOTAL CONSUMER STAPLES ............                           12,332,588
                                                              ------------
ENERGY (9.9%)
OIL & GAS DRILLING (4.0%)
Ensco International, Inc. ...........    59,900                  1,488,515
GlobalSantaFe Corp. (Berlin
  Exchange) .........................    73,498                  2,096,163
GlobalSantaFe Corp. (New York
  Exchange) .........................     3,200                     91,264
Helmerich & Payne, Inc. .............    24,700                    824,486
Nabors Industries, Inc.* ............    40,600                  1,393,798
Pride International, Inc. * .........    74,620                  1,126,762
                                                              ------------
                                                                 7,020,988
                                                              ------------
OIL & GAS EQUIPMENT &
  SERVICES (5.9%)
BJ Services Co.* ....................    35,900                  1,164,955
Cooper Cameron Corp.* ...............    35,800                  1,444,888
Diamond Offshore Drilling, Inc.......    71,200                  2,164,480
National-Oilwell, Inc.*# ............    64,100                  1,321,101
Smith International, Inc.* ..........    13,100                    702,422
Tidewater, Inc. .....................    57,700                  1,956,030
Weatherford International, Inc.*.....    46,940                  1,748,984
                                                              ------------
                                                                10,502,860
                                                              ------------
  TOTAL ENERGY ......................                           17,523,848
                                                              ------------
FINANCIALS (6.1%)
BANKS (4.8%)
City National Corp. .................    29,500                  1,382,075
Commerce Bancorp, Inc. ..............     9,840                    387,106
First Virginia Banks, Inc. ..........    13,600                    690,336
Mercantile Bankshares Corp.# ........    14,900                    641,296
North Fork Bancorporation, Inc.......    45,600                  1,458,744
Pacific Century Financial Corp.#.....    35,200                    911,328
Silicon Valley Bancshares*# .........    50,900                  1,360,557
TCF Financial Corp. .................    15,800                    758,084
Zions Bancorp. ......................    16,400                    862,312
                                                              ------------
                                                                 8,451,838
                                                              ------------
DIVERSIFIED FINANCIALS (0.9%)
SEI Corp. ...........................    20,600                    929,266
Waddell & Reed Financial, Inc.,
  Class A ...........................    22,000                    708,400
                                                              ------------
                                                                 1,637,666
                                                              ------------

EQ ADVISORS TRUST
EQ/FI MID CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER                VALUE
                                                                                OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
INSURANCE (0.4%)
Markel Corp.* ..........................................................     4,400               $    790,460
                                                                                                 ------------
  TOTAL FINANCIALS .....................................................                           10,879,964
                                                                                                 ------------
HEALTH CARE (17.8%)
BIOTECHNOLOGY (0.9%)
Gilead Sciences, Inc.*# ................................................    23,260                  1,528,647
                                                                                                 ------------
HEALTH CARE EQUIPMENT &
  SERVICES (12.6%)
AdvancePCS*# ...........................................................    68,800                  2,019,280
Boston Scientific Corp.*# ..............................................    32,500                    783,900
Caremark Rx, Inc.*# ....................................................   115,790                  1,888,535
First Health Group Corp.* ..............................................    35,690                    882,971
Gentiva Health Services* ...............................................    63,100                  1,385,045
Health Management Associates,
  Inc., Class A*# ......................................................    68,910                  1,267,944
Healthsouth Corp.* .....................................................   486,260                  7,206,373
McKesson HBOC, Inc. ....................................................   136,430                  5,102,482
Omnicare, Inc.# ........................................................    18,600                    462,768
St. Jude Medical, Inc.* ................................................    12,290                    954,319
Sybron Dental Specialties, Inc.* .......................................    19,200                    414,336
                                                                                                 ------------
                                                                                                   22,367,953
                                                                                                 ------------
PHARMACEUTICALS (4.3%)
Barr Laboratories, Inc.* ...............................................    19,900                  1,579,264
IDEC Pharmaceuticals Corp.*# ...........................................    30,720                  2,117,530
IVAX Corp.*# ...........................................................    19,075                    384,170
Millennium Pharmaceuticals, Inc.*#.                                         39,420                    966,184
Mylan Laboratories .....................................................    23,100                    866,250
Teva Pharmaceutical Industries
  Ltd. (ADR)# ..........................................................    29,560                  1,821,783
                                                                                                 ------------
                                                                                                    7,735,181
                                                                                                 ------------
  TOTAL HEALTH CARE ....................................................                           31,631,781
                                                                                                 ------------
INDUSTRIALS (9.9%)
AIRLINES (3.4%)
Alaska Air Group, Inc.* ................................................    16,300                    474,330
Atlantic Coast Airlines Holdings,
  Inc.* ................................................................    38,453                    895,570
Continental Airlines, Inc.,
  Class B* .............................................................    75,100                  1,968,371
Skywest, Inc. ..........................................................    93,119                  2,369,879
UAL Corp.# .............................................................    30,600                    413,100
                                                                                                 ------------
                                                                                                    6,121,250
                                                                                                 ------------
BUILDING PRODUCTS (1.1%)
American Standard Cos., Inc.* ..........................................    12,290                    838,547
York International Corp. ...............................................    31,700                  1,208,721
                                                                                                 ------------
                                                                                                    2,047,268
                                                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (4.1%)
Cendant Corp.* .........................................................    69,800                  1,368,778
Ceridian Corp.* ........................................................    57,900                  1,085,625
ChoicePoint, Inc.*# ....................................................    12,740                    645,791
Education Management Corp.*#............................................    16,400                    594,500
eFunds Corp. * .........................................................    45,928                    631,510
Manpower, Inc.# ........................................................    56,500                  1,904,615
Republic Services, Inc.* ...............................................    50,700                  1,012,479
                                                                                                 ------------
                                                                                                    7,243,298
                                                                                                 ------------


--------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER                VALUE
                                                                                OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING (0.6%)
Beazer Homes USA, Inc. *# ..............................................    11,300               $    826,821
Jacobs Engineering Group, Inc.*#.                                            3,500                    231,000
                                                                                                 ------------
                                                                                                    1,057,821
                                                                                                 ------------
ELECTRICAL EQUIPMENT (0.7%)
Mettler-Toledo International, Inc.*.                                        22,570                  1,170,254
                                                                                                 ------------
  TOTAL INDUSTRIALS ....................................................                           17,639,891
                                                                                                 ------------
INFORMATION TECHNOLOGY (5.9%)
APPLICATION SOFTWARE (1.5%)
Cadence Design Systems, Inc.* ..........................................       600                     13,152
NVIDIA Corp.*# .........................................................    26,800                  1,792,920
Synopsys, Inc.*# .......................................................    15,300                    903,771
                                                                                                 ------------
                                                                                                    2,709,843
                                                                                                 ------------
COMPUTER HARDWARE (0.2%)
NCR Corp.* .............................................................    12,000                    442,320
                                                                                                 ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (1.7%)
Arrow Electronics, Inc.*# ..............................................    14,700                    439,530
Tech Data Corp.* .......................................................    10,300                    445,784
Thermo Electron Corp.* .................................................    86,270                  2,058,402
                                                                                                 ------------
                                                                                                    2,943,716
                                                                                                 ------------
IT CONSULTING & SERVICES (0.9%)
Sungard Data Systems, Inc.* ............................................    53,200                  1,539,076
                                                                                                 ------------
OFFICE ELECTRONICS (0.5%)
Xerox Corp.# ...........................................................    86,300                    899,246
                                                                                                 ------------
SYSTEMS SOFTWARE (1.1%)
CSG System International, Inc.*.........................................     7,100                    287,195
Network Associates, Inc.*# .............................................    65,400                  1,690,590
                                                                                                 ------------
                                                                                                    1,977,785
                                                                                                 ------------
  TOTAL INFORMATION TECHNOLOGY..........................................                           10,511,986
                                                                                                 ------------
MATERIALS (7.4%)
CONSTRUCTION MATERIALS (0.5%)
Lafarge Corp.# .........................................................    25,000                    939,250
                                                                                                 ------------
CONTAINERS & PACKAGING (2.0%)
Pactiv Corp.* ..........................................................    91,880                  1,630,870
Pepsi Bottling Group, Inc. .............................................    81,020                  1,903,970
                                                                                                 ------------
                                                                                                    3,534,840
                                                                                                 ------------
METALS & MINING (3.5%)
Alcan, Inc. (New York
  Exchange) ............................................................    22,000                    790,460
Alcan, Inc. (Toronto Exchange) .........................................    20,500                    735,775
Massey Energy Co. ......................................................   197,500                  4,094,175
Peabody Energy Corp.# ..................................................    19,200                    541,248
                                                                                                 ------------
                                                                                                    6,161,658
                                                                                                 ------------
PAPER & FOREST PRODUCTS (1.4%)
Georgia-Pacific Corp.# .................................................    64,350                  1,776,704
Packaging Corp. of America* ............................................    36,640                    665,016
                                                                                                 ------------
                                                                                                    2,441,720
                                                                                                 ------------
  TOTAL MATERIALS ......................................................                           13,077,468
                                                                                                 ------------
TELECOMMUNICATION SERVICES (6.0%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (1.4%)
AT&T Corp.# ............................................................   107,300                  1,946,422

EQ ADVISORS TRUST
EQ/FI MID CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001


--------------------------------------------------------------------------------
                                        NUMBER          VALUE
                                      OF SHARES        (NOTE 1)
--------------------------------------------------------------------------------
EchoStar Communications Corp.,
  Class A*# ......................      16,200      $    445,014
                                                    ------------
                                                       2,391,436
                                                    ------------
WIRELESS TELECOMMUNICATION
  SERVICES (4.6%)
Citizens Communications Co.*#.....     652,990         6,960,873
Nextel Communications, Inc.,
  Class A*# ......................     111,700         1,224,232
                                                    ------------
                                                       8,185,105
                                                    ------------
  TOTAL TELECOMMUNICATION
     SERVICES ....................                    10,576,541
                                                    ------------
UTILITIES (1.7%)
ELECTRIC UTILITIES (1.7%)
FirstEnergy Corp.* ...............      43,500         1,521,646
Northeast Utilities ..............      42,700           752,801
Wisconsin Energy Corp. ...........      36,100           814,416
                                                    ------------
  TOTAL UTILITIES ................                     3,088,863
                                                    ------------
TOTAL COMMON STOCKS (96.9%)
  (Cost $160,450,349).............                   171,946,576
                                                    ------------






--------------------------------------------------------------------------------
                                      PRINCIPAL        VALUE
                                        AMOUNT        (NOTE 1)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS:
TELECOMMUNICATION SERVICES (0.5%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (0.5%)
Redback Networks,
  5.00%, 4/1/07
  (Cost $1,074,919)................  $ 1,745,000   $    885,587
                                                   ------------
SHORT-TERM DEBT
  SECURITIES:
REPURCHASE AGREEMENT (5.6%)
J.P. Morgan Securities, Inc.,
  1.40%, dated 12/31/01, due
  1/2/02 (h) ......................   10,000,000     10,000,000
                                                   ------------
TIME DEPOSIT (1.1%)
JPMorgan Chase Nassau,
  1.02%, 1/2/02 ...................    1,952,807      1,952,807
                                                   ------------
U.S. GOVERNMENT (0.2%)
  U.S. Treasury Bill,
  1/3/02 ..........................      250,000        249,969
                                                   ------------
TOTAL SHORT-TERM
  DEBT SECURITIES (6.9%)
  (Amortized Cost $12,202,776).....                  12,202,776
                                                   ------------
TOTAL INVESTMENTS (104.3%)
  (Cost/Amortized Cost
  $173,728,044) ...................                 185,034,939
OTHER ASSETS
  LESS LIABILITIES (-4.3%) ........                  (7,587,590)
                                                   ------------
NET ASSETS (100%) .................                $177,447,349
                                                   ============

----------
(h) The repurchase agreements are fully collateralized by U.S.
    government and/or agency obligations based on market prices at the date of the statement of net assets.

*   Non-income producing

#   All, or a portion of security out on loan (Note 1).

    Glossary:
    ADR--American Depositary Receipt
--------------------------------------------------------------------------------

Investment security transactions for the year ended December 31, 2001 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities .........  $349,872,951
U.S. Government Securities .............................     2,549,630
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........   210,347,696
U.S. Government Securities .............................     2,835,813

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........  $ 11,334,932
Aggregate gross unrealized depreciation .........    (3,098,691)
                                                   ------------
Net unrealized appreciation .....................  $  8,236,241
                                                   ============
Federal income tax cost of investments ..........  $176,798,698
                                                   ============

At December 31, 2001, the Portfolio had loaned securities with a total value of $48,534,067 which was secured by collateral of $49,788,388.

The Portfolio has a net capital loss carryforward of $14,822,463 of which $129,172 which expires in the year 2008 and $14,693,291 which expires in the year 2009.
                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/FI SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001




--------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER                VALUE
                                                                                OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (15.5%)
APPAREL RETAIL (0.4%)
AnnTaylor Stores Corp.*# ...............................................      7,800              $    273,000
HOT Topic, Inc.*# ......................................................      2,100                    65,919
Pacific Sunwear of
  California, Inc.*# ...................................................     49,300                 1,006,706
Too, Inc.* .............................................................     15,600                   429,000
                                                                                                 ------------
                                                                                                    1,774,625
                                                                                                 ------------
AUTO COMPONENTS (2.4%)
Federal Signal Corp.# ..................................................   106,300                  2,367,301
O'Reilly Automotive, Inc.* .............................................    11,100                    404,817
Snap-On, Inc. ..........................................................   226,700                  7,630,722
Superior Industries
  International, Inc. ..................................................     5,200                    209,300
                                                                                                 ------------
                                                                                                   10,612,140
                                                                                                 ------------
AUTOMOBILES (1.1%)
American Axle & Manufacturing
  Holdings, Inc.* ......................................................    54,600                  1,167,348
Group 1 Automotive, Inc.* ..............................................    93,400                  2,662,834
Oshkosh Truck Corp. ....................................................    23,700                  1,155,375
                                                                                                 ------------
                                                                                                    4,985,557
                                                                                                 ------------
CASINOS & GAMING (0.6%)
Harrah's Entertainment, Inc.* ..........................................    79,500                  2,942,295
                                                                                                 ------------
COMPUTER & ELECTRONICS RETAIL (0.7%)
Circuit City Stores, Inc. --
  CarMax Group* ........................................................   113,900                  2,590,086
PC Connection, Inc.* ...................................................    28,900                    428,587
                                                                                                 ------------
                                                                                                    3,018,673
                                                                                                 ------------
DEPARTMENT STORES (0.1%)
Dillards, Inc., Class A# ...............................................    23,400                    374,400
                                                                                                 ------------
GENERAL MERCHANDISE STORES (0.7%)
Big Lots, Inc. .........................................................   157,900                  1,642,160
BJ's Wholesale Club, Inc.* .............................................    33,900                  1,494,990
                                                                                                 ------------
                                                                                                    3,137,150
                                                                                                 ------------
HOTELS (0.1%)
Mandalay Resort Group*# ................................................    22,800                    487,920
                                                                                                 ------------
HOUSEHOLD DURABLES (4.0%)
Black & Decker Corp. ...................................................    54,300                  2,048,739
Centex Corp.# ..........................................................    38,900                  2,220,801
Clayton Homes, Inc.# ...................................................    98,100                  1,677,510
Ethan Allen Interiors, Inc. ............................................    17,800                    740,302
Furniture Brands
  International, Inc.* .................................................    86,500                  2,769,730
KB Home ................................................................    55,500                  2,225,550
Leggett & Platt, Inc. ..................................................    56,300                  1,294,900
Lennar Corp.*# .........................................................    27,100                  1,268,822
Maytag Corp. ...........................................................    18,000                    558,540
Pier 1 Imports, Inc. ...................................................    95,500                  1,655,970
Pulte Homes, Inc. ......................................................     7,600                    339,492
Standard-Pacific Corp. .................................................    43,500                  1,057,920
                                                                                                 ------------
                                                                                                   17,858,276
                                                                                                 ------------
HOUSEHOLD PRODUCTS (0.3%)
Polycom, Inc.*# ........................................................    34,200                  1,165,194
                                                                                                 ------------

--------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER                VALUE
                                                                                OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
LEISURE FACILITIES (0.3%)
Callaway Golf Co. ......................................................    19,100               $    365,765
Six Flags, Inc.*# ......................................................    58,000                    892,040
                                                                                                 ------------
                                                                                                    1,257,805
                                                                                                 ------------
MEDIA (1.6%)
E.W. Scripps Co. .......................................................    31,700                  2,092,200
Fox Entertainment Group, Inc.,
  Class A* .............................................................    85,500                  2,268,315
Playboy Enterprises, Inc.,
  Class B* .............................................................    45,000                    760,050
Radio One, Inc., Class D*# .............................................   127,900                  2,303,479
                                                                                                 ------------
                                                                                                    7,424,044
                                                                                                 ------------
RESTAURANTS (1.8%)
Applebee's International, Inc. .........................................    39,400                  1,347,480
CEC Entertainment, Inc.* ...............................................    36,600                  1,588,074
Jack in the Box, Inc.* .................................................    27,100                    746,334
Outback Steakhouse, Inc.*# .............................................    19,100                    654,175
Ruby Tuesday, Inc. .....................................................    53,800                  1,109,894
Wendy's International, Inc. ............................................    85,000                  2,479,450
                                                                                                 ------------
                                                                                                    7,925,407
                                                                                                 ------------
SPECIALTY STORES (0.4%)
Borders Group, Inc.* ...................................................    16,300                    323,392
J. Jill Group, Inc.*# ..................................................    69,300                  1,492,029
                                                                                                 ------------
                                                                                                    1,815,421
                                                                                                 ------------
TEXTILES & APPAREL (1.0%)
Mohawk Industries, Inc.*# ..............................................    58,400                  3,204,992
OshKosh B'Gosh, Inc., Class A ..........................................    27,400                  1,149,156
Unifirst Corp. .........................................................     7,800                    175,890
                                                                                                 ------------
                                                                                                    4,530,038
                                                                                                 ------------
  TOTAL CONSUMER DISCRETIONARY..........................................                           69,308,945
                                                                                                 ------------
CONSUMER STAPLES (3.7%)
DRUG RETAIL (0.4%)
Duane Reade, Inc.* .....................................................    30,100                    913,535
Longs Drug Stores Corp. ................................................    45,700                  1,068,466
                                                                                                 ------------
                                                                                                    1,982,001
                                                                                                 ------------
FOOD PRODUCTS (2.8%)
Corn Products International, Inc........................................    48,600                  1,713,150
Dean Foods Co.# ........................................................    28,396                  1,936,607
Delta & Pine Land Co. ..................................................   160,000                  3,620,800
Horizon Organic Holding Corp............................................    27,800                    459,256
McCormick & Co., Inc.
  (Non Voting) .........................................................   112,500                  4,721,625
                                                                                                 ------------
                                                                                                   12,451,438
                                                                                                 ------------
FOOD RETAIL (0.1%)
Whole Foods Market, Inc.*# .............................................     9,900                    431,244
                                                                                                 ------------
PERSONAL PRODUCTS (0.4%)
Alberto-Culver Co., Class A ............................................    24,400                    953,796
Estee Lauder Cos., Inc.,
  Class A# .............................................................    28,300                    907,298
                                                                                                 ------------
                                                                                                    1,861,094
                                                                                                 ------------
  TOTAL CONSUMER STAPLES ...............................................                           16,725,777
                                                                                                 ------------

EQ ADVISORS TRUST
EQ/FI SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                               NUMBER                VALUE
                                             OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
ENERGY (5.1%)
INTEGRATED OIL & GAS (0.9%)
Equitable Resourses, Inc. ...........   113,100               $  3,853,317
                                                              ------------
OIL & GAS EQUIPMENT &
  SERVICES (1.5%)
CAL Dive International, Inc.* .......    16,800                    414,624
Grant Prideco, Inc.* ................     9,900                    113,850
Input/Output, Inc.* .................    27,000                    221,670
National-Oilwell, Inc.* .............    89,100                  1,836,351
Newpark Resources, Inc.*# ...........    68,700                    542,730
Oceaneering International,
  Inc.*# ............................    24,800                    548,576
Smith International, Inc.* ..........    11,300                    605,906
Varco International, Inc.* ..........   122,100                  1,829,058
W-H Energy Services, Inc.* ..........    29,400                    560,070
                                                              ------------
                                                                 6,672,835
                                                              ------------
OIL & GAS EXPLORATION &
  PRODUCTION (0.3%)
Global Industries Ltd.*# ............    72,300                    643,470
Nuevo Energy Co.* ...................    62,700                    940,500
                                                              ------------
                                                                 1,583,970
                                                              ------------
OIL & GAS REFINING &
  MARKETING (2.4%)
Pennzoil-Quaker State Co. ...........   511,400                  7,389,730
Valero Energy Corp.# ................    88,000                  3,354,560
                                                              ------------
                                                                10,744,290
                                                              ------------
  TOTAL ENERGY ......................                           22,854,412
                                                              ------------
FINANCIALS (28.8%)
BANKS (11.3%)
Banknorth Group, Inc. ...............   149,100                  3,357,732
City National Corp. .................    99,000                  4,638,150
Commerce Bancorp, Inc. ..............   180,700                  7,108,738
Commercial Federal Corp. ............    18,900                    444,150
First Virgina Banks, Inc. ...........    80,100                  4,065,876
Hibernia Corp., Class A .............   192,700                  3,428,133
Hudson City Bancorp, Inc. ...........   109,740                  2,891,649
Huntington Bancshares, Inc. .........   152,400                  2,619,756
Investors Financial
  Services Corp.# ...................    15,300                  1,013,013
Mercantile Bankshares Corp.# ........   180,300                  7,760,102
North Fork Bancorporation,
  Inc.# .............................   116,500                  3,726,835
Old Republic International Corp.         21,800                    610,618
Pacific Century Financial Corp.#        148,400                  3,842,076
Popular, Inc. .......................    28,300                    822,964
Silicon Valley Bancshares*# .........    35,500                    948,915
TCF Financial Corp. .................    26,700                  1,281,066
Washington Federal, Inc. ............    62,250                  1,604,805
Webster Financial Corp. .............    13,000                    409,890
                                                              ------------
                                                                50,574,468
                                                              ------------
DIVERSIFIED FINANCIALS (4.6%)
Affiliated Managers Group,
  Inc.*# ............................    20,200                  1,423,696
Astoria Financial Corp. .............    25,600                    677,376
Blackrock, Inc.*# ...................    50,100                  2,089,170
IndyMac Bancorp, Inc.*# .............    97,200                  2,272,536
iShares Russell 2000 Value Index.....    75,000                  9,645,000


--------------------------------------------------------------------------------
                                               NUMBER                VALUE
                                             OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
iShares Russell Midcap
  Value Index .......................    13,000               $  1,013,090
LaBranche & Co., Inc. *# ............    12,100                    416,966
Legg Mason, Inc.# ...................    26,500                  1,324,470
Waddell & Reed Financial,
  Class A ...........................    55,600                  1,790,320
                                                              ------------
                                                                20,652,624
                                                              ------------
INSURANCE (2.9%)
Allmerica Financial Corp.# ..........    29,000                  1,291,950
HCC Insurance Holdings, Inc.# .......    91,800                  2,529,090
Markel Corp.* .......................    12,900                  2,317,485
PMI Group, Inc. .....................     8,800                    589,688
Protective Life Corp. ...............    30,100                    870,793
Radian Group, Inc.* .................    44,678                  1,918,920
Reinsurance Group of
  America, Inc.*# ...................     7,200                    239,616
UICI* ...............................   104,500                  1,410,750
Vesta Insurance Group, Inc. .........   201,500                  1,612,000
                                                              ------------
                                                                12,780,292
                                                              ------------
REAL ESTATE (10.0%)
Alexandria Real Estate
  Equities, Inc. ....................    15,800                    649,380
Apartment Investment &
  Management Co.# ...................   123,900                  5,665,947
AvalonBay Communities, Inc.# ........    40,700                  1,925,517
CBL & Associates
  Properties, Inc. ..................    41,500                  1,307,250
CenterPoint Properties Corp.# .......    92,700                  4,616,460
Crescent Real Estate
  Equities Co. ......................   100,100                  1,812,811
D.R. Horton, Inc. ...................    35,500                  1,152,330
Duke Realty Corp. ...................   187,300                  4,557,009
Glenborough Realty Trust, Inc.#......    72,600                  1,408,440
Home Properties of New York,
  Inc.# .............................   210,900                  6,664,440
LNR Property Corp. ..................    45,800                  1,428,044
Ryland Group, Inc.# .................    32,000                  2,342,400
Sun Communities, Inc. ...............   148,300                  5,524,175
Taubman Center, Inc. ................    82,200                  1,220,670
Vornado Realty Trust# ...............   111,500                  4,638,400
                                                              ------------
                                                                44,913,273
                                                              ------------
  TOTAL FINANCIALS ..................                          128,920,657
                                                              ------------
HEALTH CARE (4.4%)
BIOTECHNOLOGY (0.8%)
Alkermes, Inc.*# ....................     8,100                    213,516
Applera Corp-Celera Genomics
  Group*# ...........................    43,400                  1,158,346
Cephalon, Inc.*# ....................    16,500                  1,247,152
CV Therapeutics, Inc.*# .............     2,900                    150,858
Exelixis, Inc.* .....................    25,800                    428,796
Neurocrine Biosciences, Inc.* .......    11,100                    569,541
                                                              ------------
                                                                 3,768,209
                                                              ------------
HEALTH CARE EQUIPMENT &
  SERVICES (3.4%)
AmeriPath, Inc.* ....................     9,900                    319,374
Beverly Enterprises, Inc.* ..........    50,300                    432,580
Community Health Systems,
  Inc.# .............................    24,100                    614,550
DENTSPLY International, Inc. ........   101,600                  5,100,320

EQ ADVISORS TRUST
EQ/FI SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER                VALUE
                                                                                OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
First Health Group Corp.* ..............................................    23,800               $  588,812
Hillenbrand Industries, Inc. ...........................................    42,800                2,365,556
Manor Care, Inc.* ......................................................    97,500                2,311,725
Patterson Dental Co.*# .................................................    37,100                1,518,503
Steris Corp.* ..........................................................    93,300                1,704,591
Viasys Healthcare, Inc. ................................................    14,931                  301,756
                                                                                                 ----------
                                                                                                 15,257,767
                                                                                                 ----------
PHARMACEUTICALS (0.2%)
InterMune, Inc.*# ......................................................    16,100                  793,086
                                                                                                 ----------
  TOTAL HEALTH CARE ....................................................                         19,819,062
                                                                                                 ----------
INDUSTRIALS (15.3%)
AEROSPACE & DEFENSE (0.1%)
Alliant Techsystems, Inc.* .............................................     3,700                  285,640
                                                                                                 ----------
AIRLINES (1.6%)
Alaska Air Group, Inc.*# ...............................................    12,100                  352,110
AMR Corp.* .............................................................     7,300                  161,841
Atlantic Coast Airlines
  Holdings, Inc.* ......................................................    78,500                1,828,265
Northwest Airlines Corp.* ..............................................   242,004                3,799,463
Skywest, Inc. ..........................................................    44,800                1,140,160
                                                                                                 ----------
                                                                                                  7,281,839
                                                                                                 ----------
BUILDING PRODUCTS (2.0%)
Elcor Corp. ............................................................    81,600                2,267,664
Martin Marietta Materials, Inc. ........................................    52,300                2,437,180
York International Corp. ...............................................   108,800                4,148,544
                                                                                                 ----------
                                                                                                  8,853,388
                                                                                                 ----------
COMMERCIAL SERVICES &
  SUPPLIES (2.9%)
Angelica Corp. .........................................................    41,500                  449,860
Arbitron, Inc.* ........................................................    11,420                  389,993
Banta Corp. ............................................................     9,900                  292,248
Ceridian Corp.* ........................................................     9,800                  183,750
Covanta Energy Corp.* ..................................................   352,200                1,591,944
Insurance Auto Auctions, Inc.* .........................................   151,600                2,199,716
Manpower, Inc.# ........................................................    51,700                1,742,807
Republic Services, Inc.* ...............................................    51,300                1,024,461
URS Corp.* .............................................................    68,600                1,880,326
Viad Corp. .............................................................   144,600                3,424,128
                                                                                                 ----------
                                                                                                 13,179,233
                                                                                                 ----------
CONSTRUCTION & ENGINEERING (1.3%)
Fleetwood Enterprises, Inc.# ...........................................    62,500                  708,125
Fluor Corp. ............................................................    18,900                  706,860
Jacobs Engineering Group,
  Inc.*# ...............................................................    18,400                1,214,400
Steelcase, Inc. ........................................................   226,400                3,332,608
                                                                                                 ----------
                                                                                                  5,961,993
                                                                                                 ----------
ELECTRICAL EQUIPMENT (2.4%)
Ametek, Inc. ...........................................................   149,300                4,761,177
General Cable Corp. ....................................................   121,400                1,590,340
Hubbell, Inc., Class B .................................................   150,500                4,421,690
                                                                                                 ----------
                                                                                                 10,773,207
                                                                                                 ----------
MACHINERY (3.6%)
Albany International Corp. .............................................    21,900                  475,230
Kennametal, Inc. .......................................................   104,900                4,224,323
Milacron, Inc. .........................................................    35,600                  562,836
Millipore Corp. ........................................................    37,900                2,300,530
Nacco Industries, Inc., Class A ........................................    46,100                2,618,019


--------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER                VALUE
                                                                                OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
Navistar International Corp.# ..........................................    67,800               $2,678,100
SPX Corp.*# ............................................................     7,900                1,081,510
Stewart & Stevenson
  Services, Inc. .......................................................    20,400                  383,724
Terex Corp.* ...........................................................    89,900                1,576,846
Wabtec Corp.# ..........................................................    24,100                  296,430
                                                                                                 ----------
                                                                                                 16,197,548
                                                                                                 ----------
RAILROAD (0.4%)
Genesee & Wyoming, Inc.,
  Class A ..............................................................    60,100                1,962,265
                                                                                                 ----------
TRADING COMPANIES &
  DISTRIBUTORS (0.1%)
C.H. Robinson Worldwide, Inc.*..........................................     8,500                  245,778
                                                                                                 ----------
TRUCKING (0.9%)
CNF Transportation, Inc.# ..............................................    27,200                  912,560
Landstar System, Inc.*# ................................................    16,400                1,189,164
Ryder System, Inc. .....................................................    16,400                  363,260
Swift Transportation Co., Inc.*#........................................    65,830                1,416,003
                                                                                                 ----------
                                                                                                  3,880,987
                                                                                                 ----------
  TOTAL INDUSTRIALS ....................................................                         68,621,878
                                                                                                 ----------
INFORMATION TECHNOLOGY (8.0%)
APPLICATION SOFTWARE (0.5%)
SmartForce plc, Ltd. (ADR)* ............................................     5,300                  131,175
Take-Two Interactive
  Software*# ...........................................................    65,600                1,060,752
Vastera, Inc.* .........................................................    66,100                1,097,921
                                                                                                 ----------
                                                                                                  2,289,848
                                                                                                 ----------
COMPUTER HARDWARE (0.2%)
Hutchinson Technology, Inc.*# ..........................................    35,600                  826,632
                                                                                                 ----------
COMPUTER STORAGE & PERIPHERALS (0.5%)
Optimal Robotics Corp.*# ...............................................    38,200                1,354,190
Virage Logic Corp.*# ...................................................    43,900                  844,197
                                                                                                 ----------
                                                                                                  2,198,387
                                                                                                 ----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (3.9%)
Arrow Electronics, Inc.*# ..............................................     9,500                  284,050
Artesyn Technologies, Inc.*# ...........................................    36,400                  338,884
Avnet, Inc. ............................................................    14,200                  361,674
Cypress Semiconductor Corp.* ...........................................    20,000                  398,600
Dupont Photomasks, Inc.* ...............................................    10,800                  469,260
Ingram Micro, Inc.* ....................................................    27,100                  469,372
Intercept Group, Inc.* .................................................    55,200                2,257,680
Ionics, Inc.* ..........................................................    51,600                1,549,548
MIPS Technologies, Inc.,
  Class A*# ............................................................    19,400                  167,616
Pentair, Inc. ..........................................................    66,700                2,435,217
RadiSys Corp.*# ........................................................    87,900                1,728,114
SCANA Corp. ............................................................    90,200                2,510,266
Tech Data Corp.* .......................................................    20,000                  865,600
Tektronix, Inc. ........................................................    27,100                  698,638
Thermo Electron Corp.* .................................................   126,600                3,020,676
                                                                                                 ----------
                                                                                                 17,555,195
                                                                                                 ----------
INTERNET SOFTWARE &
  SERVICES (0.2%)
Avocent Corp.* .........................................................    40,300                  977,275
                                                                                                 ----------
IT CONSULTING & SERVICES (0.3%)
Inforte Corp.# .........................................................   109,100                1,524,127
                                                                                                 ----------

EQ ADVISORS TRUST
EQ/FI SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER                VALUE
                                                                                OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
NETWORKING EQUIPMENT (0.5%)
Enterasys Networks, Inc.* ..............................................   239,000               $ 2,115,150
                                                                                                 -----------
SEMICONDUCTOR EQUIPMENT (0.1%)
Axcelis Technologies, Inc. .............................................    26,300                   339,007
Kulicke & Soffa Industries*# ...........................................    11,700                   200,655
                                                                                                 -----------
                                                                                                     539,662
                                                                                                 -----------
SEMICONDUCTORS (0.6%)
Advanced Power
  Technology, Inc.* ....................................................    45,700                   530,120
Integrated Silicon Solutions* ..........................................   112,000                 1,370,880
Lattice Semiconductor Corp.*# ..........................................     8,000                   164,560
Oak Technology, Inc.* ..................................................    36,100                   496,375
                                                                                                 -----------
                                                                                                   2,561,935
                                                                                                 -----------
SYSTEMS SOFTWARE (1.1%)
Network Associates, Inc.*# .............................................    21,100                   545,435
Numerical Technologies, Inc.*# .........................................    58,000                 2,041,600
Sybase, Inc.* ..........................................................   135,200                 2,130,752
                                                                                                 -----------
                                                                                                   4,717,787
                                                                                                 -----------
TELECOMMUNICATIONS EQUIPMENT (0.1%)
Proxim, Inc.*# .........................................................    25,200                   249,984
                                                                                                 -----------
  TOTAL INFORMATION TECHNOLOGY..........................................                          35,555,982
                                                                                                 -----------
MATERIALS (11.4%)
CHEMICALS (4.7%)
Arch Chemicals, Inc. ...................................................   139,700                 3,241,040
Cytec Industries, Inc.* ................................................    90,400                 2,440,800
Georgia Gulf Corp.# ....................................................   135,800                 2,512,300
IMC Global, Inc. .......................................................    90,200                 1,172,600
Lyondell Chemical Co.# .................................................   461,000                 6,606,130
Millennium Chemicals, Inc. .............................................   137,800                 1,736,280
Minerals Technologies, Inc. ............................................     8,500                   396,440
PolyOne Corp.# .........................................................   157,200                 1,540,560
Solutia, Inc. ..........................................................    98,000                 1,373,960
                                                                                                 -----------
                                                                                                  21,020,110
                                                                                                 -----------
CONSTRUCTION MATERIALS (1.1%)
Florida Rock Industries, Inc. ..........................................     4,100                   149,978
Lafarge Corp.# .........................................................    55,600                 2,088,892
SPS Technologies, Inc.* ................................................     6,500                   226,980
Texas Industries, Inc. .................................................    59,800                 2,206,620
                                                                                                 -----------
                                                                                                   4,672,470
                                                                                                 -----------
CONTAINERS & PACKAGING (1.4%)
Ball Corp. .............................................................     7,800                   551,460
Bemis Co. ..............................................................    21,200                 1,042,616
CUNO, Inc.* ............................................................     5,800                   176,900
Jefferson Smurfit Group plc
  (ADR)# ...............................................................    89,000                 2,002,500
Temple-Inland, Inc. ....................................................    43,000                 2,439,390
                                                                                                 -----------
                                                                                                   6,212,866
                                                                                                 -----------
METALS & MINING (1.2%)
Agnico-Eagle Mines# ....................................................    17,500                   172,725
Century Aluminum Co. ...................................................   153,200                 2,046,752
Meridian Gold, Inc.* ...................................................     9,700                   100,201
Phelps Dodge Corp. .....................................................    38,200                 1,237,680
Ryerson Tull, Inc. .....................................................   137,200                 1,509,200
USX-U.S. Steel Group, Inc. .............................................    24,600                   445,506
                                                                                                 -----------
                                                                                                   5,512,064
                                                                                                 -----------


--------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER                VALUE
                                                                                OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (3.0%)
Aracruz Celulose S.A. (ADR)# ...........................................   128,700               $ 2,339,766
Boise Cascade Corp. ....................................................    27,500                   935,275
Bowater, Inc.# .........................................................    47,000                 2,241,900
Louisiana-Pacific Corp. ................................................   127,000                 1,071,880
Mead Corp.# ............................................................    58,700                 1,813,243
Pope & Talbot, Inc. ....................................................     6,400                    91,200
Potlatch Corp.# ........................................................    53,800                 1,577,416
Sappi Ltd. .............................................................   121,500                 1,245,375
Westvaco Corp. .........................................................    79,700                 2,267,465
                                                                                                 -----------
                                                                                                  13,583,520
                                                                                                 -----------
  TOTAL MATERIALS ......................................................                          51,001,030
                                                                                                 -----------
TELECOMMUNICATION SERVICES (1.6%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (0.5%)
Andrew Corp.* ..........................................................    26,400                   577,896
Metro One Telecommunications,
  Inc.* ................................................................    46,500                 1,406,625
                                                                                                 -----------
                                                                                                   1,984,521
                                                                                                 -----------
WIRELESS TELECOMMUNICATION
  SERVICES (1.1%)
Citizens Communications Co.*#...........................................   235,900                 2,514,694
SBA Communications Corp.*# .............................................    14,500                   188,790
Spectrasite Holdings, Inc.*# ...........................................    96,000                   344,640
TeleCorp PCS, Inc., Class A ............................................    13,600                   169,592
Triton PCS Holdings, Inc.,
  Class A* .............................................................    58,000                 1,702,300
                                                                                                 -----------
                                                                                                   4,920,016
                                                                                                 -----------
  TOTAL TELECOMMUNICATION
     SERVICES ..........................................................                           6,904,537
                                                                                                 -----------
UTILITIES (4.5%)
ELECTRIC UTILITIES (2.7%)
DPL, Inc. ..............................................................    53,000                 1,276,240
Entergy Corp. ..........................................................    25,900                 1,012,949
FirstEnergy Corp.* .....................................................    54,600                 1,909,908
Niagara Mohawk Holdings,
  Inc.*# ...............................................................    70,400                 1,248,192
Northeast Utilities ....................................................   121,100                 2,134,993
NSTAR ..................................................................    51,900                 2,327,715
Wisconsin Energy Corp. .................................................    99,900                 2,253,744
                                                                                                 -----------
                                                                                                  12,163,741
                                                                                                 -----------
GAS UTILITIES (1.3%)
KeySpan Corp. ..........................................................    15,800                   547,470
Kinder Morgan Management
  LLC ..................................................................    57,462                 2,177,810
Kinder Morgan, Inc.# ...................................................    16,000                   891,040
NiSource, Inc.# ........................................................    42,900                   989,274
Sempra Energy ..........................................................     7,100                   174,305
Westcoast Energy, Inc.# ................................................    40,200                 1,062,486
                                                                                                 -----------
                                                                                                   5,842,385
                                                                                                 -----------
MULTI -- UTILITIES (0.5%)
Energy East Corp. ......................................................   110,200                 2,092,698
                                                                                                 -----------
  TOTAL UTILITIES ......................................................                          20,098,824
                                                                                                 -----------
TOTAL COMMON STOCKS (98.3%)
  (Cost $415,284,626)...................................................                         439,811,104
                                                                                                 -----------

EQ ADVISORS TRUST
EQ/FI SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001


--------------------------------------------------------------------------------
                                       PRINCIPAL        VALUE
                                        AMOUNT         (NOTE 1)
--------------------------------------------------------------------------------
SHORT-TERM DEBT
  SECURITIES:
REPURCHASE AGREEMENT (8.9%)
J.P. Morgan Securities, Inc.,
  dated 12/31/01, due 1/2/02 (h)
  1.40%, 01/02/02 .................  $40,000,000    $ 40,000,000
                                                    ------------
TIME DEPOSIT (0.0%)
JPMorgan Chase Nassau,
  1.02%, 01/02/02 .................      105,220         105,220
                                                    ------------
U.S. GOVERNMENT (0.8%)
U.S. Treasury Bills
  01/03/02 ........................    2,000,000       1,999,763
  02/14/02 ........................    1,450,000       1,446,609
                                                    ------------
                                                       3,446,372
                                                    ------------
TOTAL SHORT-TERM DEBT
  SECURITIES (9.7%)
  (Amortized Cost $43,551,592) ....                   43,551,592
                                                    ------------


--------------------------------------------------------------------------------
                                            VALUE
                                           (NOTE 1)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (108.0%)
  (Cost/Amortized Cost
  $458,836,218).....................    $ 483,362,696
OTHER ASSETS
  LESS LIABILITIES (-8.0%) .........      (35,715,775)
                                        -------------
NET ASSETS (100%) ..................    $ 447,646,921
                                        =============

----------
*   Non income producing.

#   All, or a portion of security out on loan (Note 1).

(h) The repurchase agreements are fully collateralized by U.S.
    government and/or agency obligations based on market prices at the date of the Statement of Net Assets.
    Glossary:
    ADR--American Depositary Receipt

--------------------------------------------------------------------------------

Investment security transactions for the year ended December 31, 2001, were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities..........    $535,617,693
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     252,272,285

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $  37,367,098
Aggregate gross unrealized depreciation .........      (13,049,758)
                                                     -------------
Net unrealized appreciation .....................    $  24,317,340
                                                     =============
Federal income tax cost of investments ..........    $ 459,045,356
                                                     =============

At December 31, 2001, the Portfolio had loaned securities with a total value $74,916,883 which was secured by collateral valued at $77,544,900.

The Portfolio has a net capital loss carryforward of $24,390,700 of which $7,707,048 expires in the year 2006, $12,520,421, which expires in the year 2007 and $4,163,231, which expires in the year 2008.
















                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001




--------------------------------------------------------------------------------
                                                 NUMBER                VALUE
                                               OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
AUSTRALIA (3.3%)
Amcor Ltd.++ .........................   10,340                  $    37,663
AMP Diversified Property Trust++          8,909                       11,710
AMP Ltd.#++ ..........................   13,913                      130,699
Australia & New Zealand
  Banking Group Ltd.++ ...............    9,162                       83,123
BHP Billiton Ltd.++ ..................   44,896                      240,153
Boral Ltd.++ .........................    5,833                        9,776
Brambles Industries Ltd.++ ...........   11,337                       60,065
Coca-Cola Amatil Ltd.++ ..............    9,942                       30,293
Coles Meyer Ltd.++ ...................   11,407                       48,814
Commonwealth Bank of
  Australia++ ........................   14,410                      219,790
Computershare Ltd.++ .................    6,900                       18,560
CSL Ltd.++ ...........................    2,127                       55,793
CSR Ltd.++ ...........................   11,721                       40,544
Foster's Group Ltd.++ ................   22,876                       56,638
Futuris Corp., Ltd.++ ................    9,773                        9,211
General Property Trust++ .............   27,214                       39,235
Lend Lease Corp., Ltd.++ .............    5,972                       39,703
M.I.M. Holdings Ltd.++ ...............   21,540                       12,510
Macquarie Bank Ltd.++ ................    1,247                       23,792
Macquarie Infrastructure Group++         11,940                       21,289
Mayne Nickless Ltd++ .................   11,556                       40,503
National Bank of Australia++ .........   18,965                      307,816
News Corp., Ltd.++ ...................   21,687                      172,595
Normandy Mining Ltd.++ ...............   22,005                       20,290
OneSteel Ltd.*++ .....................    5,083                        2,859
Orica Ltd.++ .........................    2,583                        9,487
Pacific Dunlop Ltd.++ ................    8,588                        4,506
PaperlinX Ltd.++ .....................    2,083                        5,169
QBE Insurance Group Ltd.++ ...........    6,622                       25,909
Rio Tinto Ltd.++ .....................    3,858                       73,125
Santos Ltd.++ ........................    9,883                       31,216
Southcorp Ltd.++ .....................    6,538                       25,147
Stockland Trust Group++ ..............    5,340                       11,752
Suncorp-Metway Ltd.++ ................    5,661                       40,462
Tabcorp Holdings Ltd.++ ..............    5,881                       29,481
Telstra Corp., Ltd.++ ................   63,279                      175,368
The Australian Gas & Light Co.,
  Ltd.*++ ............................    4,137                       19,143
Wesfarmers Ltd.++ ....................    4,217                       66,576
Westfield Holdings Ltd.++ ............    3,575                       30,695
Westfield Trust++ ....................   27,370                       48,300
Westpac Banking Corp.++ ..............   20,517                      164,674
WMC Ltd.++ ...........................   15,077                       73,528
Woolworths Ltd.++ ....................   11,771                       67,402
                                                                 -----------
                                                                   2,635,364
                                                                 -----------
AUSTRIA (0.1%)
Erste Bank der Oesterreichischen
  Sparkassen AG++ ....................      280                       14,797
Flughafen Wein AG++ ..................      150                        3,983
Oesterreichische
  Elektrizitaetswirtschafts AG++ .....      230                       17,102
OMV AG++ .............................      230                       19,163
Telecom Austria AG++ .................    2,170                       17,884
VA Technologies AG++ .................      150                        3,278
Wienerberger Baustoffindustrie
  AG++ ...............................      640                        8,923
                                                                 -----------
                                                                      85,130
                                                                 -----------


--------------------------------------------------------------------------------
                                                 NUMBER                VALUE
                                               OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
BELGIUM (1.0%)
Agfa Gevaert N.V.++ ..................    1,653                  $    22,227
Barco N.V.++ .........................       74                        2,581
Bekaert S.A.++ .......................      380                       14,555
Colruyt S.A.++ .......................      370                       16,049
D'Ieteren S.A.++ .....................       28                        4,585
Delhaize Le Lion S.A.*++ .............      808                       41,806
Dexia++ ..............................    3,811                       54,483
Electrabel S.A.++ ....................      510                      105,641
Fortis (B)++ .........................    9,313                      240,311
Fortis VVPR*++ .......................    1,260                           11
Groupe Bruxelles Lambert S.A.++           1,167                       61,001
Interbrew++ ..........................    2,353                       64,049
KBC Bancassurance Holdings++ .........    2,276                       75,956
Solvay S.A., Class A#++ ..............      964                       57,729
UCB S.A.++ ...........................    1,690                       68,023
                                                                 -----------
                                                                     829,007
                                                                 -----------
DENMARK (0.8%)
Carlsberg A/S, Class B*++ ............      200                        8,312
D/S 1912, Class B++ ..................        5                       33,938
D/S Svendborg, Class B++ .............        3                       27,151
Danisco++ ............................      881                       31,369
Danske Bank++ ........................    8,261                      131,821
Falck A/S++ ..........................      304                       33,848
FLS Industries A/S, Class B*++ .......      430                        3,610
ISS A/S*++ ...........................      367                       17,962
Lundbeck (H) A/S++ ...................      408                       10,446
Navision Damgaard A/S*++ .............      223                        5,948
Novo-Nordisk A/S, Class B++ ..........    3,289                      133,752
Novozymes A/S, Class B*++ ............      851                       17,076
TDC A/S++ ............................    2,109                       74,715
Vestas Wind Systems A/S++ ............    1,434                       38,934
William Demant Holding (ADR)              1,100                       28,425
                                                                 -----------
                                                                     597,307
                                                                 -----------
FINLAND (2.2%)
Fortum OYJ++ .........................    3,300                       13,876
Hartwall Wind Systems OYJ++ ..........      600                       12,163
Kesco OYJ++ ..........................      700                        6,382
Kone OYJ++ ...........................      300                       22,042
Metso OYJ++ ..........................    1,700                       17,757
Nokia OYJ++ ..........................   55,100                    1,412,526
Outokumpu OYJ++ ......................    1,600                       16,784
Pohjola Group Insurance Corp.,
  Class B++ ..........................      200                        3,514
Sampo-Leonia Insurance,
  Class A++ ..........................    5,000                       38,949
Sonera Group OYJ++ ...................   10,050                       50,620
Stora Enso OYJ++ .....................    3,200                       40,734
TietoEnator OYJ++ ....................      900                       23,701
Upm-Kymmene OYJ++ ....................    3,100                      102,220
Wartsila OYJ, Class B++ ..............      800                       14,730
                                                                 -----------
                                                                   1,775,998
                                                                 -----------
FRANCE (10.2%)
Accor S.A.++ .........................    2,547                       92,057
Air Liquide++ ........................    1,129                      157,306
Alcatel S.A.++ .......................   13,488                      229,242
Altran Technologies S.A.++ ...........      438                       19,677
Aventis S.A.++ .......................    8,754                      617,993
AXA+++ ...............................   18,748                      389,506
BNP Paribas S.A.++ ...................    4,916                      437,345
Bouygues S.A.++ ......................    3,155                      102,776

EQ ADVISORS TRUST
EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                                 NUMBER                VALUE
                                               OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Cap Gemini S.A.#++ ...................    1,425                  $   102,301
Carrefour S.A.++ .....................    7,061                      365,027
Compagnie de Saint Gobain++ ..........      967                      145,092
Dassault Systemes S.A.++ .............    1,116                       53,346
Essilor International SA++ ...........      780                       23,441
Etablissements Economiques du
  Casino Guichard-Perrachon
  S.A.++ .............................      874                       67,039
European Aeronautic Defence &
  Space Co.++ ........................    1,194                       14,417
France Telecom S.A.++ ................    8,086                      321,386
Groupe Danone++ ......................    1,612                      195,493
Imerys S.A.*++ .......................       63                        6,012
L'Oreal S.A.++ .......................    6,042                      432,689
Lafarge S.A.++ .......................    1,543                      143,281
Legardere S.C.A.++ ...................    1,681                       69,938
LVMH Moet Hennessy Louis
  Vuitton++ ..........................    4,484                      181,396
Michelin, Class B (Registered)++ .....    1,529                       50,147
Pechiney S.A., Class A++ .............      813                       41,669
Pernod Ricard++ ......................      702                       54,063
Peugeot S.A.++ .......................    3,138                      132,639
Pinault-Printemps-Redoute
  S.A.#++ ............................    1,171                      149,890
Publicis S.A.++ ......................    1,163                       30,628
Renault S.A.++ .......................      472                       16,550
Sagem S.A.#++ ........................      390                       23,735
Sanofi-Synthelabo S.A.++ .............    6,535                      484,770
Schneider Electric S.A.++ ............    2,139                      102,247
Societe BIC S.A.++ ...................      119                        4,041
Societe Generale, Class A++ ..........    4,417                      245,742
Sodexho*++ ...........................    1,661                       70,591
STMicroelectronics N.V.#++ ...........    8,295                      264,709
Suez lyonnaise des Eaux++ ............   11,020                      331,671
Technip S.A.++ .......................      135                       17,925
Thales S.A.++ ........................    1,604                       55,020
TotalFinaElf S.A.++ ..................    7,496                    1,064,340
TotalFinaElf S.A. VVPR*++ ............      783                            7
TotalFinaElf S.A., Class B++ .........      783                      111,592
Union du Credit-Bail
  Immobilier++ .......................      297                       14,999
Usinor Sacilor++ .....................    1,881                       23,394
Valero S.A.++ ........................      811                       32,162
Vinci++ ..............................      942                       54,910
Vivendi Universal S.A. (ADR) .........   11,697                      636,790
                                                                 -----------
                                                                   8,180,991
                                                                 -----------
GERMANY (7.4%)
Adidas-Salomon AG++ ..................      300                       22,175
Allianz AG++ .........................    2,317                      544,549
Altana AG++ ..........................      300                       14,845
BASF AG++ ............................    6,800                      251,913
Bayer AG++ ...........................    8,350                      263,877
Bayerische Hypo-und
  Vereinsbank AG++ ...................    5,580                      168,895
Beiersdorf AG++ ......................      750                       83,918
Buderus AG*++ ........................    1,300                       35,329
Continental AG++ .....................    1,200                       15,668
DaimlerChrysler AG++ .................   11,194                      476,625
Deutsche Bank AG
  (Registered)+++ ....................    6,666                      467,934
Deutsche Lufthansa AG
  (Registered)++ .....................    3,750                       50,125


--------------------------------------------------------------------------------
                                                 NUMBER                VALUE
                                               OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Deutsche Post AG++ ...................    1,550                  $    21,267
Deutsche Telekom AG
  (Registered)++ .....................   29,735                      510,641
Douglas Holding AG++ .................      110                        2,902
E.On AG++ ............................    8,020                      414,604
Epcos AG++ ...........................      800                       41,074
Fresenius Medical Care AG*++ .........      650                       39,989
Gehe AG++ ............................      550                       21,179
Heidelberger Zement AG++ .............      495                       22,834
Heidelberger Zement AG (Strip)
  VVPR* ..............................      110                           --
Infineon Technologies AG
  (ADR)# .............................    1,750                       36,404
Kamps AG++ ...........................      500                        3,984
KarstadtQuelle AG*++ .................    1,200                       46,633
Linde AG++ ...........................    1,300                       52,590
M.A.N. AG++ ..........................    1,000                       21,068
Marschollek, Lautenschlaeger
  und Partner AG++ ...................      250                       18,235
Merck KGaA++ .........................      500                       18,191
Metro AG++ ...........................    2,830                       98,953
Muenchener
  Rueckversicherungs-
  Gesellschaft AG (Registered)++          1,574                      424,963
Preussag AG++ ........................    1,693                       41,363
RWE AG++ .............................    5,250                      197,280
RWE AG (Non-Voting)++ ................      700                       19,829
SAP AG (ADR) .........................    3,150                      410,482
Schering AG++ ........................    2,100                      111,722
SGL Carbon AG*#++ ....................       50                        1,003
Siemens AG++ .........................   10,350                      685,770
Thyssen Krupp AG++ ...................    6,050                       88,098
Volkswagen AG++ ......................    3,570                      165,279
WCM Beteiligungs &
  Grundbesitz#++ .....................    3,266                       34,693
                                                                 -----------
                                                                   5,946,883
                                                                 -----------
GREECE (0.3%)
Alpha Bank A.E.++ ....................    1,680                       29,773
Bank of Piraeus++ ....................    1,140                       10,071
Coca-Cola Hellenic Bottling Co.
  S.A.++ .............................    1,170                       16,778
Commercial Bank of Greece++ ..........      790                       25,945
EFG Eurobank Ergasias++ ..............    1,330                       18,390
Hellenic Petroleum S.A.++ ............    1,900                       11,706
Hellenic Telecommunications
  S.A.++ .............................    2,900                       46,978
Intracom S.A.++ ......................      710                        9,050
National Bank of Greece S.A.++ .......    2,060                       48,725
Panafon Hellenic Telecom S.A.++ ......    2,260                       11,603
Titan Cement Co. S.A.++ ..............      360                       12,734
Viohalco++ ...........................    2,070                       16,895
                                                                 -----------
                                                                     258,648
                                                                 -----------
HONG KONG (1.9%)
ASM Pacific Technology++ .............    4,000                        7,837
Bank of East Asia Ltd.#++ ............   17,935                       38,458
Cathay Pacific Airways++ .............   29,000                       37,015
Cheung Kong (Holdings) Ltd.++ ........    9,000                       93,048
CLP Holdings Ltd.++ ..................   25,200                       95,690
Esprit Holdings Ltd.++ ...............   17,585                       19,752
Hang Seng Bank Ltd.++ ................   15,600                      170,741
Henderson Land Development
  Co., Ltd.++ ........................   13,000                       58,407

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EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                                 NUMBER                VALUE
                                               OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Hong Kong & China Gas Co.,
  Ltd.++ .............................    55,470                 $    67,615
Hong Kong Electric Holdings
  Ltd.++ .............................     7,500                      27,761
Hutchison Whampoa Ltd.++ .............    37,300                     358,258
Hysan Development Co.++ ..............     8,367                       8,384
Johnson Electric Holdings Ltd.++ .....    44,000                      46,052
Li & Fung Ltd.++ .....................    29,000                      32,388
New World Development Co.++ ..........    24,449                      21,220
Pacific Century CyberWorks
  Ltd.*#++ ...........................   160,006                      43,909
Shangri-LA Asia Ltd.++ ...............    28,000                      21,801
Sino Land Co.#++ .....................    52,531                      20,785
Sun Hung Kai Properties Ltd.++ .......    22,235                     178,796
Swire Pacific Ltd., Class A++ ........    10,000                      54,246
Television Broadcasts Ltd.++ .........     6,000                      25,885
Wharf Holdings Ltd.++ ................    23,029                      55,995
                                                                 -----------
                                                                   1,484,043
                                                                 -----------
IRELAND (0.8%)
Allied Irish Banks plc++ .............    10,051                     115,664
Bank Of Ireland++ ....................     5,880                      55,330
CRH plc++ ............................     6,264                     109,956
Elan Corp. plc*++ ....................     3,999                     184,078
Independent News & Media plc++             2,795                       5,092
Independent Newspapers plc++ .........     3,294                       6,123
Iona Technologies plc*++ .............       188                       3,869
Irish Permanent plc++ ................     3,573                      36,057
Jefferson Smurfit Group plc++ ........    10,437                      22,635
Kerry Group plc, Class A++ ...........     1,180                      14,258
Ryanair Holdings plc++ ...............     7,580                      47,640
                                                                 -----------
                                                                     600,702
                                                                 -----------
ITALY (4.0%)
Alitalia S.p.A.*#++ ..................    15,567                      13,808
Arnoldo Mondadori Editore
  S.p.A.++ ...........................     2,744                      17,246
Assicurazioni Generali S.p.A.++ ......    13,756                     379,921
Autogrill S.p.A.++ ...................     3,340                      30,778
Autostrade S.p.A.++ ..................    11,941                      82,448
Banca di Roma++ ......................    15,627                      30,779
Banca Fideuram S.p.A.++ ..............     2,238                      17,810
Banca Nazionale Del Lavoro
  S.p.A++ ............................    11,241                      22,638
Banco Popolare di Milano
  S.p.A.++ ...........................     2,937                      10,191
Benetton Group S.p.A.++ ..............     2,352                      26,483
Bipop-Carire S.p.A.#++ ...............    21,281                      35,039
Bulgari S.p.A.#++ ....................     3,681                      28,414
Enel S.p.A.++ ........................    35,774                     200,455
ENI S.p.A.++ .........................    39,928                     497,653
Fiat S.p.A.++ ........................     4,374                      69,772
Gruppo Editoriale L'Espresso
  S.p.A.++ ...........................     3,600                      10,708
IntasaBCI S.p.A.++ ...................    56,296                     140,033
Italcementi S.p.A.#++ ................     2,080                      16,203
Italgas S.p.A.++ .....................     2,970                      27,710
La Rinascente S.p.A.++ ...............     2,262                       7,829
Luxottica Group S.p.A.++ .............       604                       9,854
Mediaset S.p.A.++ ....................    11,147                      81,012
Mediobanca S.p.A.#++ .................     6,953                      77,428
Parmalat Finanziaria S.p.A.++ ........    10,348                      27,755
Pirelli S.p.A.++ .....................    18,624                      32,478


--------------------------------------------------------------------------------
                                                 NUMBER                VALUE
                                               OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Riunione Adriatica di Sicurta
  S.p.A. (RNC)++ .....................     6,961                 $    81,523
San Paolo IMI S.p.A.++ ...............    13,814                     147,351
Seat-Pagine Gialle S.p.A.++ ..........    23,713                      19,039
Telecom Italia Mobile S.p.A.++ .......    75,033                     416,453
Telecom Italia Mobile S.p.A.
  (RNC)++ ............................    18,196                      69,261
Telecom Italia S.p.A.++ ..............    37,791                     321,149
Telecom Italia S.p.A. (RNC)++ ........    16,454                      87,391
Tiscali S.p.A.++ .....................       714                       6,434
UniCredito Italiano S.p.A.++ .........    48,938                     195,375
                                                                 -----------
                                                                   3,238,421
                                                                 -----------
JAPAN (19.5%)
77 Bank Ltd.++ .......................     3,000                      13,201
Acom Co., Ltd.++ .....................     1,400                     101,607
Advantest Corp.++ ....................     1,100                      62,028
Aeon Co., Ltd.++ .....................     4,000                      89,980
Aiful Corp.++ ........................       200                      12,889
Ajinomoto Co.++ ......................     9,000                      87,548
Alps Electric Co., Ltd.++ ............     1,000                       6,764
Amada Co., Ltd.++ ....................     5,000                      19,759
Aoyamma Trading Co., Ltd.++ ..........       900                       8,550
Asahi Bank Ltd.++ ....................    32,000                      19,941
Asahi Breweries Ltd.++ ...............     7,000                      62,720
Asahi Glass Co., Ltd.++ ..............    14,000                      82,456
Asahi Kasei Corp.++ ..................    18,000                      62,925
Bank of Fukuoka Ltd.#++ ..............     6,000                      20,245
Bank of Yokohama#++ ..................    16,000                      55,568
Benesse Corp.++ ......................     1,400                      36,174
Bridgestone Corp.++ ..................    10,000                     105,407
Canon, Inc.++ ........................    10,000                     342,743
Casio Computer Co., Ltd.++ ...........     4,000                      17,266
Central Japan Railway Co.#++ .........        20                     128,890
Chubu Electric Power Co., Inc.++ .....     3,000                      53,805
Chugai Pharmaceutical Co.,
  Ltd.#++ ............................     3,000                      34,632
Chuo Mitsui Trust & Banking
  Co., Ltd.#++ .......................     6,000                       5,928
Citizen Watch Co., Ltd.++ ............     3,000                      14,888
Credit Saison Co., Ltd.++ ............     1,100                      21,317
CSK Corp.++ ..........................     1,000                      23,331
Dai Nippon Printing Co., Ltd.++ ......     8,000                      79,644
Daiei, Inc.*++ .......................     7,000                       3,937
Daiichi Pharmaceutical Co., Ltd.++         3,000                      58,137
Daikin Industries Ltd.#++ ............     3,000                      46,852
Dainippon Ink and Chemicals,
  Inc.++ .............................    10,000                      14,211
Daito Trust Construction Co.++ .......     2,000                      30,475
Daiwa Bank Holdings, Inc.#++ .........    25,000                      15,579
Daiwa House Industry Co., Ltd.++           6,000                      34,107
Daiwa Securities Group Ltd.++ ........    16,000                      83,778
Denso Corp.++ ........................     9,000                     118,737
East Japan Railway Co.++ .............        41                     197,233
Ebara Corp.++ ........................     4,000                      24,015
Eisai Co., Ltd.++ ....................     3,000                      74,324
Fanuc Ltd.++ .........................     2,100                      89,052
Fuji Machine Manufacturing Co.++             600                       7,797
Fuji Photo Film Co., Ltd.++ ..........     6,000                     213,398
Fuji Soft ABC, Inc.++ ................       600                      23,802
Fuji Television Network, Inc.++ ......         6                      24,121
Fujikura, Ltd.++ .....................     2,000                       7,478
Fujisawa Pharmaceutical Co.,
  Ltd.++ .............................     1,000                      22,951

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EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                                  NUMBER                VALUE
                                                OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Fujitsu Ltd.++ ........................   22,000                  $   159,501
Furukawa Electric Co., Ltd.#++ ........    8,000                       42,315
Gunma Bank Ltd.++ .....................    4,000                       18,239
Hirose Electric Co., Ltd.++ ...........      400                       27,146
Hitachi Ltd.++ ........................   36,000                      262,643
Honda Motor Co., Ltd.++ ...............    9,000                      357,715
House Foods Corp.++ ...................    1,000                        8,170
Hoya Corp.++ ..........................    1,400                       83,307
Isetan Co., Ltd.++ ....................    2,000                       20,413
Ishikawajima-Harima Heavy
  Industries Co., Ltd.++ ..............   23,000                       35,657
Ito-Yokado Co., Ltd.++ ................    4,000                      179,959
Itochu Corp.++ ........................   16,000                       35,992
Japan Airlines Co., Ltd.++ ............   18,000                       42,953
Japan Energy Corp.#++ .................   19,000                       21,226
Japan Tobacco, Inc.++ .................       18                      112,854
Joyo Bank Ltd.++ ......................    8,000                       22,069
Kajima Corp.++ ........................   12,000                       32,466
Kaneka Corp.++ ........................    4,000                       24,288
Kansai Electric Power Co., Inc.++ .....   11,200                      159,762
Kao Corp.++ ...........................    7,000                      144,963
Kawasaki Heavy Industries Ltd.++          26,000                       23,711
Kawasaki Steel Corp.#++ ...............   45,000                       45,484
Kinden Corp.++ ........................    2,000                        9,317
Kinki Nippon Railway Co.,
  Ltd.#++ .............................   22,000                       70,221
Kirin Brewery Co., Ltd.++ .............   11,000                       78,329
Kokuyo Co., Ltd.++ ....................    1,000                        8,360
Komatsu Ltd.++ ........................   11,000                       39,206
Komori Corp.++ ........................    1,000                       11,240
Konami Co., Ltd.++ ....................    1,700                       50,256
Konica Corp.++ ........................    2,000                       11,719
Kubuta Corp.++ ........................   20,000                       52,285
Kuraray Co., Ltd.++ ...................    4,000                       25,444
Kurita Water Industries Ltd.++ ........    2,000                       24,729
Kyocera Corp.++ .......................    2,100                      136,451
Kyowa Hakko Kogyo Co., Ltd.++ .........    5,000                       23,635
Kyushu Electric Power Co., Inc.++          1,700                       24,392
Marubeni Corp.#++ .....................   18,000                       10,807
Marui Co., Ltd.++ .....................    5,000                       58,897
Matsushita Electric Industrial
  Co., Ltd.++ .........................   24,000                      306,964
Matsushita Electric Works Ltd.++ ......    2,000                       16,400
Meiji Milk Products++ .................    4,000                        9,758
Meiji Seika Kaisha Ltd.++ .............    6,000                       23,939
Minebea Co., Ltd.++ ...................    4,000                       21,461
Mitsubishi Chemical Corp.++ ...........   24,000                       50,887
Mitsubishi Corp.++ ....................   15,000                       97,009
Mitsubishi Electric Corp.++ ...........   26,000                      100,178
Mitsubishi Estate Co., Ltd.++ .........   14,000                      102,033
Mitsubishi Heavy Industries
  Ltd.++ ..............................   40,000                      106,395
Mitsubishi Logistics Corp.++ ..........    2,000                       14,105
Mitsubishi Materials Corp.#++ .........   16,000                       21,765
Mitsubishi Rayon Co., Ltd.++ ..........   13,000                       33,887
Mitsubishi Tokyo Finance Group,
  Inc.++ ..............................       55                      367,404
Mitsui & Co., Ltd.++ ..................   20,000                       98,643
Mitsui Fudosan Co., Ltd.++ ............   11,000                       83,596
Mitsui Marine & Fire Insurance
  Co., Ltd.++ .........................   17,000                       79,454
Mitsui Mining & Smelting Co.,
  Ltd.++ ..............................    5,000                       16,339


--------------------------------------------------------------------------------
                                                  NUMBER                VALUE
                                                OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Mitsukoshi Ltd.#++ ....................    8,000                  $    22,373
Mizuho Holding, Inc.++ ................       89                      180,590
Murata Manufacturing Co., Ltd.++           2,800                      167,253
NAMCO Ltd.++ ..........................      700                       13,299
NEC Corp.++ ...........................   19,000                      193,053
NGK Insulators Ltd.++ .................    5,000                       36,896
NGK Spark Plug Co., Ltd.#++ ...........    2,000                       14,348
Nidec Corp.#++ ........................      800                       41,950
Nikko Securities Co., Ltd.++ ..........    6,000                       26,675
Nikon Corp.++ .........................    4,000                       30,672
Nintendo Ltd.++ .......................    1,400                      244,176
Nippon COMSYS Corp.++ .................    2,000                       10,655
Nippon Express Co., Ltd.++ ............   14,000                       47,346
Nippon Meat Packers, Inc.++ ...........    3,000                       31,690
Nippon Mitsubishi Oil Co.++ ...........   17,000                       64,597
Nippon Sheet Glass Co., Ltd.++ ........    5,000                       15,731
Nippon Steel Corp.++ ..................   83,000                      119,215
Nippon Telegraph & Telephone
  Corp.++ .............................       96                      311,524
Nippon Unipac Holding++ ...............       12                       53,349
Nippon Yusen Labushiki Kaisha++           12,000                       36,022
Nissan Motor Co., Ltd.++ ..............   39,000                      205,988
Nisshin Flour Milling++ ...............    4,000                       24,015
Nissin Food Products Co., Ltd.++ ......    1,000                       19,455
Nitto Denko Corp.++ ...................    2,000                       46,054
Nomura Securities Co., Ltd.++ .........   23,000                      293,650
NSK Ltd.++ ............................    6,000                       20,610
NTT Data Corp.++ ......................       10                       35,414
NTT DoCoMo, Inc.++ ....................       23                      269,179
Obayashi Corp.++ ......................   12,000                       33,925
Oji Paper Co., Ltd.++ .................   13,000                       51,472
Olympus Optical Co., Ltd.++ ...........    3,000                       42,976
Omron Corp.++ .........................    3,000                       39,898
Onward Kashiyama Co., Ltd.++ ..........    2,000                       19,121
Oriental Land Co., Ltd.#++ ............    1,200                       82,167
Orix Corp.#++ .........................      900                       80,298
Osaka Gas Co., Ltd.++ .................   26,000                       61,846
Pioneer Corp.++ .......................    2,000                       43,470
Promise Co., Ltd.++ ...................    1,000                       53,881
Ricoh Co., Ltd.++ .....................    3,000                       55,629
Rohm Co., Ltd.++ ......................    1,400                      180,978
Sankyo Co.++ ..........................    5,000                       85,306
Sanrio Co., Ltd.++ ....................    1,000                        7,866
Sanyo Electric Co., Ltd.++ ............   23,000                      108,196
Secom Co.++ ...........................    2,600                      130,014
Sega Corp.#++ .........................    1,400                       27,822
Sekisui Chemical Co., Ltd.++ ..........    7,000                       18,353
Sekisui House Ltd.++ ..................    9,000                       64,977
Seven-Eleven Japan Co., Ltd.++ ........    3,000                      108,979
Sharp Corp.++ .........................   12,000                      139,803
Shimamura Co., Ltd.++ .................      500                       29,259
SHIMANO, Inc.*++ ......................    1,000                       11,323
Shimizu Corp.++ .......................   12,000                       40,491
Shin-Etsu Chemical Co., Ltd.++ ........    5,000                      178,971
Shionogi & Co., Ltd.++ ................    4,000                       68,093
Shiseido Co., Ltd.++ ..................    5,000                       46,016
Shizuoka Bank Ltd.++ ..................    9,000                       67,850
Showa Denko K.K.#++ ...................    7,000                        7,448
Showa Shell Sekiyu K.K.++ .............    6,000                       31,736
Skylark Co., Ltd.++ ...................    1,000                       16,719
SMC Corp.++ ...........................      800                       81,103
Softbank Corp.++ ......................    3,300                       53,167
Sony Corp.++ ..........................   10,400                      473,427

                                      147
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EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                                 NUMBER                VALUE
                                               OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Sumitomo Chemical Co., Ltd.++ ........   19,000                  $    64,255
Sumitomo Corp.++ .....................   11,000                       50,241
Sumitomo Electric Industries++ .......    9,000                       62,583
Sumitomo Heavy Industries*#++ ........   11,000                        5,852
Sumitomo Metal Industries*++ .........   29,000                        9,256
Sumitomo Metal Mining Co.++ ..........    3,000                        9,963
Sumitomo Mitsui Banking Corp.++          55,000                      231,979
Sumitomo Osaka Cement Co.,
  Ltd.++ .............................    7,000                       10,161
Sumitomo Trust & Banking Co.,
  Ltd.++ .............................    4,000                       16,172
Taiheiyo Cement Corp.#++ .............    6,000                        9,074
Taisei Corp.++ .......................    7,000                       15,108
Taisho Pharmaceutical Co., Ltd.++         3,000                       46,966
Taiyo Yuden Co., Ltd.#++ .............    1,000                       15,085
Takara Shuzo Co., Ltd.#++ ............    2,000                       16,750
Takashimaya Co., Ltd.++ ..............    5,000                       29,373
Takeda Chemical Industries Ltd.++        10,000                      450,658
Takefuji Corp.++ .....................    1,400                      100,862
TDK Corp.++ ..........................    1,000                       46,966
Teijin Ltd.++ ........................   14,000                       53,517
Terumo Corp.++ .......................    2,000                       25,808
Tobu Railway Co., Ltd.++ .............    7,000                       18,353
Toda Corp.++ .........................    3,000                        8,208
Toho Co., Ltd.++ .....................      200                       21,553
Tohoku Electric Power Co., Inc.++         5,500                       75,153
Tokio Marine & Fire Insurance
  Co., Ltd.++ ........................   16,000                      116,487
Tokyo Broadcasting System, Inc.++         1,000                       15,123
Tokyo Electric Power++ ...............   15,100                      320,165
Tokyo Electron Ltd.++ ................    2,000                       97,731
Tokyo Gas Co., Ltd.#++ ...............   31,000                       82,692
Tokyo Style++ ........................    1,000                        8,542
Tokyu Corp.++ ........................   15,000                       45,028
Toppan Printing++ ....................    8,000                       73,504
Toray Industries, Inc.++ .............   19,000                       45,773
Toshiba Corp.++ ......................   37,000                      126,534
Tosoh Corp.++ ........................    7,000                       13,565
Tostem Corp.++ .......................    3,000                       40,422
Toto Ltd.++ ..........................    5,000                       23,749
Toyo Seikan Kaisha Ltd.++ ............    3,000                       38,165
Toyota Automatic Loom Works
  Ltd.#++ ............................    1,000                       14,515
Toyota Motor Corp.++ .................   34,700                      875,508
Trans Cosmos++ .......................      300                        7,774
Trend Micro, Inc++ ...................    1,000                       23,559
Ube Industries Ltd.++ ................    4,000                        3,921
UFJ Holdings, Inc.#++ ................       12                       26,356
Uni-Charm Corp.++ ....................      800                       16,658
Uny Co., Ltd.++ ......................    2,000                       20,245
Wacaol Corp.++ .......................    3,000                       23,802
West Japan Railway Company++ .........        4                       17,814
World Co., Ltd.#++ ...................      700                       21,013
Yakult Honsha Co., Ltd.++ ............    2,000                       14,895
Yamaha Corp.++ .......................    2,000                       14,743
Yamanouchi Pharmaceutical Co.,
  Ltd.++ .............................    4,000                      105,179
Yamato Transport Co., Ltd.++ .........    5,000                       93,855
Yamazaki Banking Co., Ltd.++ .........    2,000                       10,928
Yasuda Fire & Marine Insurance,
  Co., Ltd.++ ........................    3,000                       17,099
Yokogawa Electric Corp.++ ............    2,000                       15,883
                                                                 -----------
                                                                  15,590,010
                                                                 -----------


--------------------------------------------------------------------------------
                                                 NUMBER                VALUE
                                               OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
NETHERLANDS (5.6%)
ABN-Amro Holdings N.V.++ .............   17,817                  $   285,312
Aegon N.V.++ .........................   13,651                      367,354
Akzo Nobel N.V.++ ....................    3,234                      143,568
ASML Holding N.V.*++ .................    4,797                       82,889
Buhrmann N.V.++ ......................    1,704                       18,599
Elsevier N.V.++ ......................    9,078                      106,717
Getronics N.V.#++ ....................    3,867                       12,460
Hagemeyer N.V.++ .....................    1,314                       24,426
Heineken N.V., Class A++ .............    3,733                      140,738
IHC Caland N.V.++ ....................       67                        3,114
ING Groep N.V.++ .....................   22,278                      564,801
KLM Royal Dutch Airlines*++ ..........      248                        2,841
Koninklijke (Royal) KPN N.V.*++          22,665                      114,561
Koninklijke Ahold N.V.++ .............    9,702                      280,666
Koninklijke Royal Philips
  Electronics N.V.++ .................   14,925                      441,009
Oce N.V.++ ...........................      315                        3,143
Qiagen N.V.++ ........................    1,730                       32,389
Royal Dutch Petroleum Co.++ ..........   25,011                    1,259,765
TNT Post Group N.V.++ ................    5,762                      123,944
Unilever N.V.++ ......................    6,561                      382,448
VNU N.V.++ ...........................      917                       28,013
Wolters Kluwer N.V.++ ................    2,999                       67,961
                                                                 -----------
                                                                   4,486,718
                                                                 -----------
NEW ZEALAND (0.1%)
Carter Holt Harvey Ltd.++ ............   15,301                       10,778
Contact Energy Ltd.++ ................    5,646                        9,310
Telecom Corp. of New Zealand++           17,420                       36,089
                                                                 -----------
                                                                      56,177
                                                                 -----------
NORWAY (0.5%)
Bergesen d.y. ASA, Class A++ .........      500                        8,811
DnB Holding ASA++ ....................    8,850                       39,626
Elkem ASA++ ..........................      700                       11,637
Frontline Ltd.#++ ....................    1,050                       10,823
Kvaerner ASA*++ ......................      355                          340
Merkantildata ASA*++ .................    1,000                        1,175
Norsk Hydro ASA++ ....................    2,550                      106,264
Norske Skogindustrier ASA++ ..........    1,250                       23,344
Opticom ASA*++ .......................      160                        6,526
Orkla ASA++ ..........................    2,685                       45,232
Petroleum Geo-Services ASA*++ ........      850                        6,547
Schibsted ASA++ ......................      450                        4,314
Statoil ASA*++ .......................    5,300                       36,125
Storebrand ASA++ .....................    2,750                       15,849
Tandberg ASA*++ ......................      650                       14,408
Telenor A/S++ ........................    5,650                       24,171
Tomra Systems ASA++ ..................    1,600                       15,250
                                                                 -----------
                                                                     370,442
                                                                 -----------
PORTUGAL (0.5%)
Banco Comercial Portugues++ ..........   22,995                       92,617
Banco Espirito Santo++ ...............    1,563                       20,020
BPI-SGPS S.A. (Registered)++ .........    4,584                        9,171
Brisa-Auto Estradas de Portugal
  S.A.++ .............................    7,760                       32,697
Cimentos de Portugal SGPS,
  S.A.++ .............................    1,294                       22,566
Electricidade de Portugal S.A.++ .....   32,040                       69,204
Jeronimo Martins & Filho++ ...........      875                        7,165
Portugal Telecom, SGPS, S.A.
  (Registered)*++ ....................   12,819                       99,291

                                      148
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EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Sonae SGPS S.A.++ ...................   30,234                  $     21,678
                                                                ------------
                                                                     374,409
                                                                ------------
SINGAPORE (0.8%)
CapitaLand Ltd.*++ ..................   21,000                        21,167
Chartered Semiconductor
  Manufacturing Ltd.*++ .............   12,000                        31,694
City Developments Ltd.++ ............   11,000                        35,871
Creative Technology Ltd.++ ..........    1,000                         7,977
DBS Group Holdings Ltd.++ ...........   13,349                        99,295
Fraser & Neave Ltd.++ ...............    3,000                        12,289
Keppel Corp., Ltd.++ ................    6,000                         9,185
Neptune Orient Lines*++ .............    9,000                         4,706
Oversea-Chinese Banking Corp.++         13,559                        80,393
Sembcorp Industries Ltd.++ ..........   27,000                        23,285
Singapore Airlines Ltd.++ ...........   11,000                        65,221
Singapore Press Holdings Ltd.++ .....    5,048                        59,317
Singapore Technologies
  Engineering Ltd.++ ................   33,000                        41,801
Singapore Telecommunications
  Ltd.++ ............................   74,000                        70,201
United Overseas Bank Ltd.++ .........   13,392                        91,675
Venture Manufacturing
  (Singapore) Ltd.++ ................    3,000                        21,507
                                                                ------------
                                                                     675,584
                                                                ------------
SPAIN (3.2%)
Acerinox S.A.++ .....................      877                        29,151
ACS, Actividades Cons y
  Services S.A.++ ...................      834                        20,228
Altadis S.A.++ ......................    4,522                        76,456
Autopistas Concesionaria
  Espana++ ..........................    3,446                        34,134
Banco Bilbao Vizcaya
  Argentaria, S.A.++ ................   37,942                       466,854
Banco Santander Central
  Hispano S.A.++ ....................   49,080                       408,828
Endesa S.A.++ .......................   11,748                       182,718
Fomento de Construcciones y
  Contratas S.A.*++ .................    1,122                        23,092
Gas Natural SDG S.A.++ ..............    3,768                        62,373
Grupo Dragados S.A.++ ...............    1,842                        24,507
Iberdrola S.A.#++ ...................   10,004                       129,470
Inditex S.A.++ ......................    2,139                        40,539
Puleva Biotech S.A.++ ...............       67                           177
Repsol YPF S.A.++ ...................   13,916                       201,778
Sociedad General de Aguas de
  Barcelona S.A.*++ .................    2,060                        25,530
SOL Melia S.A.++ ....................    1,596                        12,065
Telefonica S.A.*++ ..................   52,815                       702,688
TelePizza*++ ........................    2,024                         3,118
Terra Networks++ ....................    1,270                        10,343
Union Electrica Fenosa S.A.++ .......    3,001                        48,296
Vallehermoso S.A.++ .................    1,297                         8,025
Zardoya Otis S.A.++ .................      164                         1,513
Zeltia S.A.*++ ......................    1,578                        12,209
                                                                ------------
                                                                   2,524,092
                                                                ------------
SWEDEN (2.5%)
Assa Abloy AB++ .....................    4,400                        63,188
AstraZeneca plc++ ...................    5,851                       267,658
Atlas Copco AB, Class A#++ ..........    1,428                        31,848
Atlas Copco AB, Class B++ ...........    1,057                        22,166
Drott AB, Class B++ .................      500                         5,136


--------------------------------------------------------------------------------
                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Electrolux AB, Class B++ ............    5,300                  $     78,885
Gambro AB++ .........................    3,100                        19,311
Hennes & Mauritz AB, Class B++           7,100                       146,529
Modern Times Group AB#++ ............      400                         8,788
Nordea AB (FDR) .....................    8,160                        43,268
Nordea AB (NDA)++ ...................   23,192                       122,416
OM AB++ .............................      500                         6,562
S.K.F. AB, Class B++ ................      600                        11,755
Sandvik AB++ ........................    3,700                        78,999
Securitas AB, Class B++ .............    4,300                        81,382
Skandia Forsakrings AB*#++ ..........   11,500                        83,122
Skandinaviska Enskilda Banken++          7,900                        71,752
Skanska AB++ ........................    5,200                        33,877
Svenska Cellulosa AB, Class B++ .....    2,300                        62,779
Svenska Hadelsbanken AB,
  Class A++ .........................    8,000                       117,170
Swedish Match AB++ ..................    1,300                         6,862
Tele2 AB, Class B*#++ ...............    1,300                        46,735
Telefonaktiebolaget LM Ericsson
  AB, Class B++ .....................   86,500                       468,918
Telia AB*++ .........................   14,000                        62,180
Volvo AB, Class A++ .................    1,440                        23,213
Volvo AB, Class B++ .................    3,180                        53,229
Wm-Data AB, Class B++ ...............    4,500                        11,256
                                                                ------------
                                                                   2,028,984
                                                                ------------
SWITZERLAND (7.1%)
ABB AG Ltd.++ .......................   13,588                       130,305
Adecco S.A.++ .......................    1,800                        97,365
Ascom Holding AG++ ..................      363                         6,364
Charles Voegele Holding AG++ ........      100                         3,821
Compagnie Financiere
  Reichemont, AG, Class A++ .........    2,000                        36,980
Credit Suisse Group++ ...............   13,600                       577,107
Fischer (Georg) AG++ ................       30                         5,655
Givaudan*++ .........................       94                        28,508
Holcim Ltd., Class B++ ..............      385                        82,609
Kudelski S.A.++ .....................      630                        36,627
Kuoni Reisen Holding AG
  (Registered)++ ....................       10                         2,643
Lonza AG++ ..........................       70                        45,521
Nestle S.A. (Registered)++ ..........    4,600                       975,990
Novartis AG (Registered)++ ..........   34,000                     1,222,684
Roche Holding AG++ ..................    8,400                       596,598
Roche Holding AG (Bearer)++ .........    1,300                       105,966
SGS Societe Generale
  Surveillance de Holdings S.A.++           75                        11,980
Sulzer AG*++ ........................       50                         7,642
Sulzer Medica++ .....................      100                         4,195
Swatch Group AG++ ...................    1,600                        31,550
Swatch Group AG, Class B++ ..........      400                        35,781
Swiss Reinsurance Co.++ .............    3,300                       330,305
Swisscom AG (Registered)++ ..........      640                       176,450
Syngenta AG*++ ......................    1,652                        85,152
Synthes-Stratec, Inc.++ .............       20                        13,857
UBS AG++ ............................   15,616                       784,328
Unaxis Holding AG *++ ...............      196                        21,028
Valora Holding AG++ .................       40                         5,790
Zurich Financial Services AG++ ......    1,028                       239,985
                                                                ------------
                                                                   5,702,786
                                                                ------------

                                      149
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EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                                    NUMBER                VALUE
                                                  OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
UNITED KINGDOM (23.9%)
3i Group plc++ ..........................     8,330                 $   103,511
Airtours plc++ ..........................     1,996                       7,214
Amvescap plc++ ..........................    10,230                     146,570
ARM Holdings plc*++ .....................     9,788                      50,802
AstraZeneca plc++ .......................    14,613                     654,510
AWG plc*++ ..............................     1,842                      14,381
BAE SYSTEMS plc++ .......................    30,436                     136,189
Barclays plc++ ..........................    19,954                     656,306
Barratt Developments plc++ ..............     4,401                      27,249
BBA Group plc++ .........................     3,055                      12,500
BAA plc++ ...............................    13,241                     105,384
Berkeley Group plc++ ....................     2,323                      23,671
BG Group plc++ ..........................    35,142                     142,259
Billiton plc++ ..........................    13,616                      68,702
BOC Group plc++ .........................     5,269                      80,748
Boots Co., plc++ ........................    12,244                     103,467
BP plc++ ................................   264,247                   2,040,077
Brambles Industries plc*++ ..............     7,349                      36,125
British Airways plc++ ...................    14,095                      39,737
British American Tobacco plc++ ..........    24,895                     209,654
British Land Co., plc++ .................     7,293                      49,240
British Sky Broadcasting plc*++ .........    17,862                     195,230
BT Group plc++ ..........................   104,241                     381,289
Bunzl plc++ .............................     4,656                      29,618
Cable & Wireless plc++ ..................    13,389                      63,976
Cadbury Schweppes plc++ .................    26,524                     167,961
Canary Wharf Group plc++ ................     8,198                      52,832
Capita Group plc++ ......................     9,640                      68,327
Carlton Communications plc++ ............     7,616                      26,756
Celltech Group plc*++ ...................     3,193                      40,346
Centrica plc++ ..........................    52,037                     167,017
CGNU plc++ ..............................    27,617                     337,387
Chubb plc*++ ............................     9,134                      22,714
CMG plc++ ...............................     7,559                      26,556
Compass Group plc++ .....................    28,136                     209,491
Corus Group plc++ .......................    35,376                      36,824
Diageo plc++ ............................    39,990                     453,854
Dixons Group plc++ ......................    23,370                      79,400
Electrocomponents plc++ .................     5,979                      46,333
EMI Group plc++ .........................     8,955                      46,220
Exel plc++ ..............................     3,527                      40,029
FKI plc++ ...............................     4,086                      10,929
GKN plc++ ...............................     7,349                      28,156
GlaxoSmithKline plc++ ...................    73,468                   1,830,116
Granada plc++ ...........................    25,619                      53,151
Great Universal Stores plc++ ............    13,724                     127,978
Hanson plc++ ............................     9,803                      67,179
HAYS plc++ ..............................    25,684                      77,236
HBOS plc++ ..............................    40,303                     463,816
Hilton Group plc++ ......................    19,345                      59,013
HSBC Holdings plc++ .....................   110,556                   1,288,287
Imperial Chemical Industries plc++            9,292                      50,915
Imperial Tobacco Group Plc++ ............     1,763                      23,093
International Power plc*++ ..............    12,178                      35,653
Invensys plc++ ..........................    50,628                      87,286
Johnson Matthey plc++ ...................     2,954                      40,743
Kidde plc*++ ............................     9,134                       8,848
Kingfisher plc++ ........................    14,212                      82,394
Land Securities plc++ ...................     7,513                      85,104
Lattice Group plc++ .....................    35,142                      79,259


--------------------------------------------------------------------------------
                                                    NUMBER                VALUE
                                                  OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Legal & General Group plc++ .............    67,290                 $   154,683
Lloyds TSB Group plc++ ..................    63,430                     684,114
Logica plc++ ............................     5,944                      54,999
Marconi plc++ ...........................    31,758                      19,169
Marks & Spencer plc++ ...................    36,596                     191,001
Misys plc++ .............................     7,079                      33,262
National Grid Group plc++ ...............    18,131                     112,192
Nycomed Amersham plc++ ..................     9,153                      87,933
P&O Princess Cruises plc*++ .............     6,670                      38,573
Pearson plc++ ...........................    10,642                     121,701
Penninsular & Oriental Steam
  Navigation Co.++ ......................     6,470                      22,239
Pilkington plc++ ........................       407                         659
Provident Financial plc++ ...............     2,169                      20,226
Prudential plc++ ........................    23,507                     270,524
Railtrack Group plc++ ...................     5,775                          --
Rank Group plc++ ........................     4,798                      15,955
Reckitt Benckiser plc++ .................     2,176                      31,460
Reed International plc++ ................    16,646                     137,177
Rentokil Initial plc++ ..................    27,506                     109,757
Reuters Group plc++ .....................    18,097                     177,914
Rexam plc++ .............................     2,929                      15,869
Rio Tinto plc++ .........................    12,846                     244,410
RMC Group plc++ .........................     4,299                      38,473
Royal & Sun Alliance Insurance
  Group plc++ ...........................     5,647                      32,228
Royal Bank of Scotland Group
  plc++ .................................    32,290                     780,548
Safeway plc++ ...........................     2,922                      13,518
Sainsbury J plc++ .......................    19,005                     100,564
Schroders plc++ .........................     3,839                      46,900
Scottish & Newcastle plc++ ..............     1,661                      12,607
Scottish & Southern Energy++ ............     3,342                      29,473
Scottish Power plc++ ....................    24,328                     133,655
Shell Transport & Trading Co.,
  plc++ .................................    59,167                     403,754
Six Continents plc++ ....................    10,581                     104,023
Slough Estates plc++ ....................     2,760                      13,228
Smith & Nephew plc++ ....................     7,614                      45,683
Smiths Group plc++ ......................     8,143                      79,702
Stagecoach Holdings plc++ ...............     9,196                       9,838
Tate & Lyle plc++ .......................     3,654                      18,226
Taylor Woodward plc++ ...................     3,483                       8,560
Tesco plc++ .............................    86,370                     310,926
The Sage Group plc++ ....................    15,086                      49,837
Unilever plc++ ..........................    35,985                     293,424
United Utilities plc++ ..................     8,226                      73,200
Vodafone Group plc++ ....................   801,529                   2,082,972
Wolseley plc++ ..........................     9,060                      75,317
WPP Group plc++ .........................    14,226                     156,312
                                                                    -----------
                                                                     19,156,397
                                                                    -----------
UNITED STATES (0.0%)
Capstone Turbine Corp.* .................        48                         260
                                                                    -----------
  TOTAL COMMON STOCKS (95.7%)
     (Cost $97,992,391) .................                            76,598,353
                                                                    -----------
PREFERRED STOCK:
AUSTRALIA (0.2%)
News Corp., Ltd.++ ......................    24,634                     163,771
                                                                    -----------
GERMANY (0.1%)
Hugo Boss AG++ ..........................       500                      10,357

EQ ADVISORS TRUST
EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001


--------------------------------------------------------------------------------
                                   NUMBER                    VALUE
                                 OF SHARES                  (NOTE 1)
--------------------------------------------------------------------------------
Prosieben Media AG++ .........   1,930                     $   9,311
Volkswagen AG++ ..............   1,350                        41,408
                                                           ---------
                                                              61,076
                                                           ---------
ITALY (0.0%)
Fiat S.p.A. ..................   1,172                        12,865
                                                           ---------
  TOTAL PREFERRED STOCK (0.3%)
     (Cost $335,115) .........                               237,712
                                                           ---------
--------------------------------------------------------------------------------
                                  NUMBER
                                OF RIGHTS
--------------------------------------------------------------------------------
RIGHTS:
NORWAY (0.0%)
Kvaerner ASA*
  (Cost $0) ..................   624                              --
                                                           ---------




                                    NUMBER                 VALUE
                                 OF WARRANTS              (NOTE 1)
WARRANTS:
FRANCE (0.0%)
Casino Guichard Perrach-CW03
  Class A*++ .................    74                             241
Casino Guichard-Perrach-CW05
  Class B*++ .................    74                             311
                                                           ---------
  TOTAL WARRANTS (0.0%) (Cost $0)                                552
                                                           ---------


                                            PRINCIPAL
                                              AMOUNT
                                          -------------
SHORT-TERM DEBT
  SECURITIES:
TIME DEPOSIT (9.8%)
Chase Nassau
  1.02%, 01/02/02 .....................   $7,895,447        7,895,447
                                                            ---------
U.S. GOVERNMENT (0.7%)
U.S. Treasury Bill++++
  01/17/02 ............................      545,000          544,479
                                                            ---------
TOTAL SHORT-TERM DEBT
  SECURITIES (10.5%)
  (Amortized Cost $8,439,926) .........                     8,439,926
                                                            ---------
TOTAL INVESTMENTS (106.5%)
  (Cost/Amortized Cost
  $106,767,432) .......................                    85,276,543
OTHER ASSETS
  LESS LIABILITIES (-6.5%) ............                    (5,193,797)
                                                           ----------
NET ASSETS (100.0%) ...................                   $80,082,746
                                                          ===========

---------------------
*     Non-income producing.

#     All, or portion of security out on loan (Note 1).

++ Securities (totaling $74,341,557 or 92.8% of net assets) valued at fair value.

++++ All, or portion of security held by broker as collateral for financial futures contracts.

Glossary:
ADR--American Depositary Receipt
GDR--Global Depositary Receipt

--------------------------------------------------------------------------------

MARKET SECTOR DIVERSIFICATION (Unaudited)
As a percentage of Total Common Stocks,
  Preferred Stocks, and Warrants
Consumer Discretionary ..............                   13.2%
Consumer Staples ....................                    8.3
Energy ..............................                    7.1
Financials ..........................
     Banks ..........................       14.1
     Diversified Financials .........        4.7
     Insurance ......................        5.1
     Real Estate ....................        1.5
                                            ----
                                                        25.4
Health Care .........................                    9.4
Industrials .........................                   10.0
Information Technology ..............                    8.3
Materials ...........................                    5.8
Telecommunication Services ..........                    8.0
Utilities ...........................                    4.5
                                                       -----
                                                       100.0%
                                                       =====

EQ ADVISORS TRUST
EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001

--------------------------------------------------------------------------------
Investments in companies which were affiliates for the year ended December 31, 2001, were as follows:






                              MARKET VALUE       PURCHASES      SALES         MARKET VALUE       DIVIDEND     REALIZED
SECURITIES:                DECEMBER 31, 2000      AT COST      AT COST     DECEMBER 31, 2001      INCOME        GAIN
-----------------------   -------------------   -----------   ---------   -------------------   ----------   ---------
AXA ...................        $  622,173         $52,353        $--            $389,506         $ 9,016        $--
Deutsche Bank .........           533,412          34,087         --             467,934           7,605         --
                               ----------                                       --------         -------        ---
                               $1,155,585                                       $857,440         $16,621        $--
                               ==========                                       ========         =======        ===

At December 31, 2001, the Portfolio had outstanding foreign currency contracts to buy foreign currencies as follows: (Note 1)



                                                    LOCAL
                                                  CONTRACT       COST ON          U.S. $          UNREALIZED
                                                   AMOUNT      ORIGINATION        CURRENT       APPRECIATION/
                                                   (000'S)         DATE            VALUE        (DEPRECIATION)
                                                 ----------   -------------   --------------   ---------------
FOREIGN CURRENCY BUY CONTRACTS
European Monetary Unit, expiring 1/15/02.....       3,440      $ 3,059,192     $ 3,057,981       $   (1,211)
British Pound, expiring 1/15/02 ..............      1,520        2,177,879       2,206,144           28,265
Japanese Yen, expiring 1/15/02 ...............    278,150        2,211,366       2,124,526          (86,840)
                                                                                                 ----------
                                                                                                 $  (59,786)
                                                                                                 ==========

At December 31, 2001, the Portfolio had the following futures contracts open:
(Note 1)




                                                                                                        UNREALIZED
                                             NO. OF      EXPIRATION      ORIGINAL       VALUE AT      APPRECIATION/
PURCHASE                                   CONTRACTS        DATE           VALUE        12/31/01      (DEPRECIATION)
---------------------------------------   -----------   ------------   ------------   ------------   ---------------
Hang Seng Index .......................         5        January-02     $  367,607     $  363,003       $  (4,604)
IBEX Plus Index .......................         1        January-02         74,124         73,666            (458)
CAC 40 Index ..........................        11         March-02         441,915        453,662          11,747
Dow Jones Euro Stock 50 Index .........        68         March-02       2,233,946      2,306,646          72,700
Financial Times 100 Index .............        43         March-02       3,204,125      3,239,551          35,426
German DAX Index ......................         1         March-02         110,398        114,824           4,426
Milan MIB 30 Index ....................         2         March-02         287,148        286,995            (153)
Nikkei Index ..........................        48         March-02       2,517,438      2,494,800         (22,638)
SPI 200 Index .........................        12         March-02         510,231        522,226          11,995
                                                                                                        ---------
                                                                                                        $ 108,441
                                                                                                        =========

Investment security transactions for the year ended December 31, 2001, were as follows:



COST OF PURCHASES:
 Stocks and long-term corporate debt securities .........   $ 11,893,998
NET PROCEEDS OF SALES AND REDEMPTIONS:
 Stocks and long-term corporate debt securities .........      6,596,568

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:



 Aggregate gross unrealized appreciation.........    $   3,084,981
 Aggregate gross unrealized depreciation.........      (25,037,685)
                                                     -------------
Net unrealized appreciation .....................    $ (21,952,704)
                                                     =============
Federal income tax cost of investments ..........    $ 107,229,247
                                                     =============

At December 31, 2001, the Portfolio had loaned securities with a total value $1,836,801 which was secured by collateral valued at $1,947,325.

The Portfolio has a net capital loss carryforward of $1,276,824 which expires in the year 2009.



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/JANUS LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001




---------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER                 VALUE
                                                                                 OF SHARES              (NOTE 1)
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (24.4%)
CASINOS & GAMING (2.5%)
MGM Mirage, Inc.*# .....................................................        139,160           $  4,017,549
                                                                                                  ------------
GENERAL MERCHANDISE STORES (1.7%)
Wal-Mart Stores, Inc. ..................................................         49,650              2,857,358
                                                                                                  ------------
MEDIA (20.2%)
AOL Time Warner, Inc.* .................................................        136,150              4,370,415
Liberty Media Corp., Class A * .........................................        505,750              7,080,500
Cablevision Systems Corp. --
  Rainbow Media Group* .................................................         85,932              2,122,520
Cablevision Systems Corp.,
  Class A*# ............................................................         71,425              3,389,116
Comcast Corp., Class A*# ...............................................        165,760              5,967,360
Metro-Goldwyn-Mayer, Inc.*# ............................................         81,130              1,776,747
Viacom, Inc., Class B* .................................................        187,550              8,280,333
                                                                                                  ------------
                                                                                                    32,986,991
                                                                                                  ------------
  TOTAL CONSUMER DISCRETIONARY..........................................                            39,861,898
                                                                                                  ------------
CONSUMER STAPLES (5.6%)
BEVERAGES (2.0%)
Anheuser-Busch Cos., Inc. ..............................................         72,075              3,258,511
                                                                                                  ------------
DRUG RETAIL (1.7%)
Walgreen Co. ...........................................................         84,880              2,857,061
                                                                                                  ------------
HOUSEHOLD PRODUCTS (1.9%)
Colgate-Palmolive Co. ..................................................         53,315              3,078,941
                                                                                                  ------------
  TOTAL CONSUMER STAPLES ...............................................                             9,194,513
                                                                                                  ------------
ENERGY (4.1%)
INTEGRATED OIL & GAS (1.0%)
Exxon Mobil Corp. ......................................................         41,670              1,637,631
                                                                                                  ------------
OIL & GAS EXPLORATION &
  PRODUCTION (3.1%)
Anadarko Petroleum Corp. ...............................................         88,920              5,055,102
                                                                                                  ------------
  TOTAL ENERGY .........................................................                             6,692,733
                                                                                                  ------------
FINANCIALS (14.8%)
BANKS (2.6%)
Bank of New York Co., Inc. .............................................        104,075              4,246,260
                                                                                                  ------------
DIVERSIFIED FINANCIALS (12.2%)
Charles Schwab Corp.# ..................................................        167,700              2,594,319
Citigroup, Inc. ........................................................        165,335              8,346,111
Fannie Mae .............................................................         80,975              6,437,512
Morgan Stanley Dean Witter
  & Co. ................................................................         44,045              2,463,877
                                                                                                  ------------
                                                                                                    19,841,819
                                                                                                  ------------
  TOTAL FINANCIALS .....................................................                            24,088,079
                                                                                                  ------------
HEALTH CARE (12.7%)
BIOTECHNOLOGY (4.6%)
Genentech, Inc.*# ......................................................        138,435              7,510,099
                                                                                                  ------------
PHARMACEUTICALS (8.1%)
American Home Products Corp. ...........................................         45,915              2,817,344
Pfizer, Inc. ...........................................................        195,375              7,785,694
Schering-Plough Corp. ..................................................         71,095              2,545,912
                                                                                                  ------------
                                                                                                    13,148,950
                                                                                                  ------------
  TOTAL HEALTH CARE ....................................................                            20,659,049
                                                                                                  ------------


---------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER                 VALUE
                                                                                 OF SHARES              (NOTE 1)
---------------------------------------------------------------------------------------------------------------------
INDUSTRIALS (8.3%)
AEROSPACE & DEFENSE (1.8%)
Honeywell International, Inc. ..........................................         85,305           $  2,885,015
                                                                                                  ------------
CONSTRUCTION & ENGINEERING (1.5%)
Fluor Corp. ............................................................         63,905              2,390,047
                                                                                                  ------------
INDUSTRIAL CONGLOMERATES (5.0%)
General Electric Co. ...................................................        204,775              8,207,382
                                                                                                  ------------
  TOTAL INDUSTRIALS ....................................................                            13,482,444
                                                                                                  ------------
INFORMATION TECHNOLOGY (22.3%)
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (4.0%)
Flextronics International Ltd.* ........................................        173,615              4,165,024
Symbol Technologies, Inc. ..............................................        151,130              2,399,944
                                                                                                  ------------
                                                                                                     6,564,968
                                                                                                  ------------
SEMICONDUCTOR EQUIPMENT (3.9%)
Applied Materials, Inc.* ...............................................         87,495              3,508,550
ASML Holding N.V. (New York
  Shares)*# ............................................................        163,825              2,793,216
                                                                                                  ------------
                                                                                                     6,301,766
                                                                                                  ------------
SEMICONDUCTORS (3.8%)
Linear Technology Corp. ................................................        100,990              3,942,650
Texas Instruments, Inc. ................................................         82,850              2,319,800
                                                                                                  ------------
                                                                                                     6,262,450
                                                                                                  ------------
SYSTEMS SOFTWARE (7.1%)
Microsoft Corp.* .......................................................        137,325              9,097,781
Oracle Corp.* ..........................................................        180,500              2,492,705
                                                                                                  ------------
                                                                                                    11,590,486
                                                                                                  ------------
TELECOMMUNICATIONS EQUIPMENT (3.5%)
Nokia OYJ (ADR) ........................................................        231,050              5,667,656
                                                                                                  ------------
  TOTAL INFORMATION TECHNOLOGY..........................................                            36,387,326
                                                                                                  ------------
TELECOMMUNICATION SERVICES (1.5%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (1.5%)
Qwest Communications
  International, Inc. ..................................................        175,000              2,472,750
                                                                                                  ------------
  TOTAL COMMON STOCKS (93.7%)
     (Cost $163,156,787)................................................                           152,838,792
                                                                                                  ------------

                                                                                PRINCIPAL
                                                                                 AMOUNT
                                                                                ---------
SHORT-TERM DEBT
  SECURITIES:
COMMERCIAL PAPER (6.0%)
Prudential Funding Corp.,
  1.72%, 1/2/02 ........................................................   $8,000,000                7,999,618
Tyco Capital Corp.,
  1.78%, 1/2/02 ........................................................    1,800,000                1,799,822
                                                                                                  ------------
                                                                                                     9,799,440
                                                                                                  ------------
TIME DEPOSIT (0.0%)
JPMorgan Chase Nassau,
  1.02%, 1/2/02 ........................................................       25,297                   25,297
                                                                                                  ------------
TOTAL SHORT-TERM DEBT SECURITIES (6.0%)
  (Amortized Cost $9,824,737)...........................................                             9,824,737
                                                                                                  ------------

EQ ADVISORS TRUST
EQ/JANUS LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001


------------------------------------------------------
                                           VALUE
                                          (NOTE 1)
-----------------------------------------------------
TOTAL INVESTMENTS (99.7%)
  (Cost/Amortized Cost
  $172,981,524)....................    $162,663,529
OTHER ASSETS
  LESS LIABILITIES (0.3%) .........         432,806
                                       ------------
NET ASSETS (100%) .................    $163,096,335
                                       ============

----------
*  Non-income producing

#  All, or a portion of security out on loan (Note 1).

   Glossary:
   ADR--American Depositary Receipt


--------------------------------------------------------------------------------

Investment security transactions for the year ended December 31, 2001 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $161,298,315
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      28,022,652

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $   2,919,700
Aggregate gross unrealized depreciation .........      (13,422,605)
                                                     -------------
Net unrealized depreciation .....................    $ (10,502,905)
                                                     =============
Federal income tax cost of investments ..........    $ 173,166,434
                                                     =============

At December 31, 2001, the Portfolio had loaned securities with a total value of $17,746,487 which was secured by collateral of $18,225,440.


The Portfolio has a net capital loss carryforward of $13,785,183 which expires in the year 2009.

























                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/J.P. MORGAN CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001




--------------------------------------------------------------------------------
                                            PRINCIPAL                VALUE
                                              AMOUNT               (NOTE 1)
--------------------------------------------------------------------------------
LONG-TERM DEBT
  SECURITIES:
CONSUMER DISCRETIONARY (2.9%)
AUTOMOBILES (0.5%)
DaimlerChrysler Auto Trust,
  8.50%, 1/18/31 ..................         $  670,000        $    715,232
Ford Motor Co.
  7.45%, 7/16/31 ..................          1,355,000           1,241,435
                                                              ------------
                                                                 1,956,667
                                                              ------------
DEPARTMENT STORES (0.3%)
Federated Department
  Stores, Inc.
  8.50%, 6/15/03 ..................          1,000,000           1,060,251
  6.63%, 4/1/11# ..................            260,000             256,102
  7.00%, 2/15/28 ..................            195,000             184,521
                                                              ------------
                                                                 1,500,874
                                                              ------------
GENERAL MERCHANDISE STORES (0.3%)
Target Corp.
  7.00%, 7/15/31 ..................          1,375,000           1,423,208
                                                              ------------
HOME IMPROVEMENT RETAIL (0.2%)
Lowe's Cos., Inc.
  7.50%, 12/15/05 .................            585,000             631,074
  6.88%, 2/15/28 ..................            285,000             283,943
                                                              ------------
                                                                   915,017
                                                              ------------
MEDIA (1.6%)
AOL Time Warner, Inc.
  7.63%, 4/15/31 ..................             80,000              84,622
Comcast Cable
  Communications, Inc.
  6.75%, 1/30/11 ..................            545,000             547,125
  7.13%, 6/15/13 ..................          1,590,000           1,625,664
TCI Communications, Inc.
  8.75%, 8/1/15 ...................            595,000             673,850
Tele-Communications, Inc. --
  TCI Group
  7.88%, 8/1/13 ...................          1,000,000           1,056,290
Time Warner Entertainment
  Co. LP
  8.38%, 3/15/23 ..................          1,415,000           1,577,370
USA Networks, Inc.
  6.75%, 11/15/05 .................          1,080,000           1,111,474
                                                              ------------
                                                                 6,676,395
                                                              ------------
  TOTAL CONSUMER DISCRETIONARY.....                             12,472,161
                                                              ------------
CONSUMER STAPLES (1.5%)
FOOD PRODUCTS (0.6%)
Conagra Foods, Inc.
  6.75%, 9/15/11 ..................            195,000             200,403
Kellogg Co. Series B,
  6.60%, 4/1/11# ..................          2,400,000           2,466,598
                                                              ------------
                                                                 2,667,001
                                                              ------------
FOOD RETAIL (0.8%)
Ahold Finance USA, Inc.
  6.88%, 5/1/29 ...................            125,000             120,178
Albertson's, Inc.
  7.50%, 2/15/11# .................            250,000             267,985


--------------------------------------------------------------------------------
                                            PRINCIPAL                VALUE
                                              AMOUNT               (NOTE 1)
--------------------------------------------------------------------------------
Delhaize America, Inc.
  9.00%, 4/15/31 (S) ..............         $  135,000        $    160,243
Kroger Co.
  6.80%, 4/1/11# ..................          1,615,000           1,656,449
Safeway, Inc.*
  6.50%, 3/1/11 ...................          1,275,000           1,300,037
                                                              ------------
                                                                 3,504,892
                                                              ------------
PERSONAL PRODUCTS (0.1%)
American Home Products Corp.
  6.70%, 3/15/11 ..................            250,000             259,036
                                                              ------------
  TOTAL CONSUMER STAPLES ..........                              6,430,929
                                                              ------------
ENERGY (1.7%)
INTEGRATED OIL & GAS (0.3%)
Amerada Hess Corp.
  7.88%, 10/1/29 ..................            690,000             741,977
Occidental Petroleum
  9.25%, 8/1/19 ...................            575,000             683,370
                                                              ------------
                                                                 1,425,347
                                                              ------------
OIL & GAS EQUIPMENT & SERVICES (0.5%)
Dynegy Holdings, Inc.
  7.45%, 7/15/06# .................          1,000,000             888,406
Kinder Morgan Energy
  Partners LP
  6.75%, 3/15/11 ..................          1,450,000           1,455,612
                                                              ------------
                                                                 2,344,018
                                                              ------------
OIL & GAS EXPLORATION &
  PRODUCTION (0.9%)
Devon Financing Corp.
  7.88%, 9/30/31 (S) ..............            190,000             186,759
Kerr-McGee Corp.
  Series 2001-2, Class A,
     7.88%, 9/15/31 ...............            110,000             115,208
Lasmo USA, Inc.
  7.50%, 6/30/06 ..................            380,000             414,145
  7.30%, 11/15/27 .................            545,000             572,762
Noble Affiliates, Inc.
  8.00%, 4/1/27 ...................          1,210,000           1,220,226
Norsk Hydro A/S
  7.25%, 9/23/27 ..................          1,205,000           1,208,727
                                                              ------------
                                                                 3,717,827
                                                              ------------
  TOTAL ENERGY ....................                              7,487,192
                                                              ------------
FINANCIALS (78.9%)
ASSET BACKED (10.1%)
Carco Auto Loan Master Trust,
  Series 99-1, Class A2,
     5.78%, 3/15/04 ...............          2,500,000           2,513,490
  Series 99-4, Class A,
     6.43%, 11/15/04 ..............          7,558,000           7,802,197
Citibank Credit Card Master
  Trust I,
  Series 98-3, Class A,
     5.80%, 2/7/05# ...............          8,360,000           8,611,100
COMED Transitional
  Funding Trust,
  Series 98-1, Class A6,
     5.63%, 6/25/09 ...............          2,370,000           2,419,708

EQ ADVISORS TRUST
EQ/J.P. MORGAN CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                            PRINCIPAL                VALUE
                                              AMOUNT               (NOTE 1)
--------------------------------------------------------------------------------
DaimlerChrysler Auto Trust,
  Series 00-E, Class A3,
     6.11%, 11/8/04 ...............         $4,970,000        $ 5,151,381
  Series 00-E, Class A4,
     6.16%, 1/8/06 ................          3,000,000          3,145,771
Ford Credit Auto Owner Trust,
  Series 99-D, Class A5,
     6.52%, 9/15/03 ...............          5,345,000          5,459,758
Household Private Label Credit
  Card Master Trust
  Series 2001-2, Class A,
     4.95%, 6/16/08 ...............          1,845,000          1,877,633
MBNA Master Credit Card
  Trust,
  Series 99-J, Class A,
     7.00%, 2/15/12 ...............          1,300,000          1,398,775
Nissan Auto Receivables Owner
  Trust
  Series 2001-C, Class A3
     4.31%, 5/16/05 ...............          3,710,000          3,761,824
PECO Energy Transition Trust,
  Series 99-A, Class A4,
     5.80%, 3/1/07# ...............            500,000            522,610
Sears Credit Account
  Master Trust,
  Series 95-5, Class A,
     6.05%, 1/15/08 ...............            700,000            723,686
The Money Store Home Equity
  Trust,
  Series 1997-D, Class AV2,
     6.49%, 10/15/26 ..............             53,172             53,893
                                                              -----------
                                                               43,441,826
                                                              -----------
BANKS (3.3%)
Bank of America Corp.
  7.40%, 1/15/11 ..................          1,955,000          2,097,011
Bank One Capital III
  8.75%, 9/1/30 ...................            260,000            287,377
Bank One Corp.
  7.88%, 8/1/10# ..................            610,000            671,679
First Union Corp.
  8.13%, 6/24/02 ..................            750,000            771,900
First Union National Bank
  7.80%, 8/18/10 ..................          2,080,000          2,280,408
Manufacturers & Traders
  Trust Co.
  8.00%, 10/1/10 ..................          1,345,000          1,469,710
National Australia Bank Ltd.
  8.60%, 5/19/10 ..................            600,000            685,698
National City Bank
  6.20%, 12/15/11 .................            615,000            608,278
Regions Financial Corp.
  7.00%, 3/1/11 ...................            640,000            660,324
Royal Bank of Scotland
  Group plc
  9.12%, 3/31/49 ..................          1,850,000          2,112,761
Standard Chartered Bank
  8.00%, 5/30/31 (S) ..............            265,000            269,322
SunTrust Bank Corp.
  6.38%, 4/1/11# ..................            620,000            629,170


                                            PRINCIPAL                VALUE
                                              AMOUNT               (NOTE 1)
                                      ---------------------   ------------------
US Bank NA Minneapolis
  6.38%, 8/1/11# ..................         $1,500,000        $ 1,513,080
                                                              -----------
                                                               14,056,718
                                                              -----------
COLLATERALIZED MORTGAGE
  OBLIGATIONS (5.9%)
Credit Suisse First Boston
  Mortgage Securities Corp.,
  Series 2001-CKN5, Class A4,
     5.44%, 7/15/11 ...............          8,585,000          8,123,325
  Series 98-C2, Class A2,
     6.30%, 11/11/30 ..............          4,500,000          4,583,046
  Series 98-C1, Class A1B,
     6.48%, 5/17/40 ...............          6,000,000          6,185,678
Merrill Lynch Mortgage
  Investors, Inc.,
  Series 1998-C2, Class A2
     6.39%, 2/15/30 ...............          2,275,000          2,340,635
Morgan Stanley Capital I,
  Series 99-WF1, Class A2,
     6.21%, 11/15/31 ..............          1,330,000          1,353,288
Nomura Asset Securities Corp.,
  Series 98-D6, Class A1B,
     6.59%, 3/15/30# ..............          2,690,000          2,802,202
                                                              -----------
                                                               25,388,174
                                                              -----------
DIVERSIFIED FINANCIALS (4.5%)
Associates Corp. of North
  America
  5.88%, 7/15/02 ..................            400,000            408,472
  6.00%, 4/15/03# .................            200,000            207,422
CIT Group, Inc.
  5.92%, 11/8/02 ..................          2,000,000          2,056,894
Citigroup, Inc.
  7.25%, 10/1/10# .................          2,615,000          2,802,451
Ford Motor Credit Co.
  7.88%, 6/15/10 ..................            345,000            349,933
  7.38%, 2/1/11# ..................          3,475,000          3,429,130
General Motors Acceptance
  Corp.
  7.25%, 3/2/11 ...................          2,745,000          2,756,260
  6.88%, 9/15/11 ..................            245,000            239,622
Household Finance Corp.
  5.88%, 2/1/09 ...................            870,000            827,540
  6.75%, 5/15/11 ..................            675,000            671,188
HSBC Capital Funding LP
  9.55%, 12/29/49 (S) .............          1,275,000          1,475,598
ING Cap Funding Trust III
  8.44%, 12/31/49 .................          1,310,000          1,429,442
Morgan Stanley Dean Witter &
  Co.
  6.75%, 4/15/11 ..................            620,000            634,465
Toyota Motor Credit Corp.
  5.63%, 11/13/03 .................          1,000,000          1,038,500
Washington Mutual Bank FA
  6.88%, 6/15/11 ..................          1,200,000          1,228,704
                                                              -----------
                                                               19,555,621
                                                              -----------
FOREIGN GOVERNMENT (0.4%)
Quebec Province,
  Series NY,
     6.50%, 1/17/06# ..............            500,000            525,827
     7.50%, 9/15/29 ...............          1,035,000          1,153,761
                                                              -----------
                                                                1,679,588
                                                              -----------

EQ ADVISORS TRUST
EQ/J.P. MORGAN CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                            PRINCIPAL                VALUE
                                              AMOUNT               (NOTE 1)
--------------------------------------------------------------------------------
INSURANCE (0.2%)
Metlife, Inc.
  6.13%, 12/1/11 ..................   $  605,000              $    599,833
Nationwide Financial
  Services, Inc.
  6.25%, 11/15/11 .................      175,000                   168,401
                                                              ------------
                                                                   768,234
                                                              ------------
MORTGAGE RELATED (4.2%)
First Union -- Lehman Brothers
  -- Bank of America
  Commercial Mortgage
  Securities, Inc.,
  Series 98-C2, Class A2,
     6.56%, 11/18/08# .............    1,805,000                 1,878,910
First Union -- Lehman Brothers
  Commercial Mortgage
  Securities, Inc.,
  Series 97-C2, Class A3,
     6.65%, 11/18/29 ..............    2,500,000                 2,610,778
First Union Commercial
  Mortgage Trust,
  Series 99-C1, Class A1,
     5.73%, 10/15/35 ..............    1,058,730                 1,080,111
GMAC Commercial Mortgage
  Securities Inc.,
  Series 98-C2, Class A1,
     6.15%, 5/15/35 ...............    3,273,835                 3,387,540
LB-UBS Commercial
  Mortgage Trust
  Series 2001-C7, Class A2
     6.37%, 12/15/28 ..............      610,000                   615,338
  Series 2001-C7, Class A3
     5.64%, 12/16/33 ..............    5,250,000                 5,217,187
PNC Mortgage Acceptance Corp.
  Series 2001-C1, Class A2,
     6.36%, 3/12/34 ...............    3,305,000                 3,320,553
                                                              ------------
                                                                18,110,417
                                                              ------------
U.S. GOVERNMENT (6.8%)
U.S. Treasury Bond
  8.00%, 11/15/21# ................    8,515,000                10,779,479
  8.88%, 2/15/19++ ................    8,745,000                11,731,960
U.S. Treasury Notes ...............
  4.63%, 2/28/03# .................    4,315,000                 4,433,662
  5.00%, 8/15/11# .................    2,080,000                 2,073,490
                                                              ------------
                                                                29,018,591
                                                              ------------
U.S. GOVERNMENT AGENCIES (43.5%)
Federal Home Loan
  Mortgage Corporation
  7.00%, 9/1/29, Strip ............    1,685,483                   380,816
  6.00%, 12/1/31 ..................   10,000,000                 9,945,931
  6.50%, 1/1/32 ...................    2,999,703                 3,003,452
Federal National
  Mortgage Association
  5.25%, 12/27/07 .................      257,673                   251,955
  7.13%, 6/15/10 ..................    4,015,000                 4,402,688
  6.00%, 5/15/11 ..................      230,000                   233,880
  6.00%, 12/1/16 ..................   12,150,000                12,180,375
  7.00%, 7/1/28 ...................      867,509                   884,313
  7.00%, 8/1/28 ...................      782,294                   797,447
  6.50%, 9/1/28 ...................      381,334                   382,165


--------------------------------------------------------------------------------
                                            PRINCIPAL                VALUE
                                              AMOUNT               (NOTE 1)
--------------------------------------------------------------------------------
  6.50%, 1/1/29 ...................   $  464,604              $    465,617
  6.50%, 2/1/29 ...................      835,260                   836,822
  6.50%, 3/1/29 ...................    4,524,780                 4,533,241
  6.50%, 4/1/29 ...................    1,796,907                 1,800,267
  6.50%, 6/1/29 ...................      363,937                   364,618
  6.50%, 7/1/29 ...................      400,296                   401,045
  6.50%, 10/1/29 ..................      297,367                   297,923
  6.50%, 11/1/29 ..................    9,963,815                 9,982,447
  7.13%, 1/15/30 ..................    3,410,000                 3,792,459
  7.50%, 2/1/30 ...................      883,957                   912,403
  7.25%, 5/15/30 ..................    1,710,000                 1,930,973
  6.50%, 2/1/31 ...................    1,628,214                 1,629,503
  6.50%, 3/1/31 ...................    2,412,149                 2,412,149
  6.00%, 4/1/31 ...................    1,713,083                 1,675,070
  6.50%, 4/1/31 ...................      955,706                   955,706
  6.00%, 5/1/31 ...................    2,714,429                 2,654,196
  6.50%, 5/1/31 ...................    2,531,494                 2,531,494
  6.50%, 6/1/31 ...................   22,994,430                22,994,430
  6.00%, 7/1/31 ...................      837,744                   819,155
  6.00%, 8/1/31 ...................      748,342                   731,736
  6.50%, 8/1/31 ...................    1,774,206                 1,774,206
  6.00%, 9/1/31 ...................      569,644                   557,004
  6.50%, 9/1/31 ...................    6,870,413                 6,872,740
  6.50%, 10/1/31 ..................    8,586,472                 8,586,470
  6.00%, 11/1/31 ..................      272,084                   265,943
  6.50%, 11/1/31 ..................   31,107,132                31,104,996
  6.00%, 12/1/31 ..................    4,856,901                 4,749,487
  6.50%, 12/1/31 ..................   16,292,167                16,317,017
  6.00%, 1/1/32 ...................    5,965,531                 5,833,156
  6.50%, 1/1/32 ...................    5,434,801                 5,443,632
Government National
  Mortgage Association
  6.50%, 4/15/28 ..................      202,256                   202,950
  6.50%, 5/15/28 ..................    5,035,581                 5,052,853
  6.50%, 6/15/28 ..................       94,686                    95,011
  7.50%, 7/15/28 ..................      612,304                   634,690
  6.50%, 8/15/28 ..................      329,816                   330,947
  6.50%, 8/15/28, TBA .............      474,243                   475,870
  6.50%, 9/15/28 ..................       26,046                    26,135
  6.50%, 11/15/28 .................      106,772                   107,138
  6.50%, 12/15/28 .................      809,794                   812,572
  7.00%, 5/15/29 ..................      435,949                   445,213
  7.00%, 6/15/29 ..................    1,331,267                 1,359,556
  7.00%, 7/15/27 ..................    1,153,616                 1,178,130
  7.50%, 2/15/31 ..................      172,809                   178,748
                                                              ------------
                                                               186,588,740
                                                              ------------
  TOTAL FINANCIALS ................                            338,607,909
                                                              ------------
HEALTH CARE (0.1%)
HEALTH CARE EQUIPMENT & SERVICES (0.1%)
Tenet Healthcare Corp.
  6.38%, 12/1/11 (S)  .............      250,000                   241,787
                                                              ------------
INDUSTRIALS (0.6%)
AEROSPACE & DEFENSE (0.1%)
Honeywell International, Inc.
  6.13%, 11/1/11 ..................      630,000                   623,362
                                                              ------------
RAILROADS (0.5%)
Burlington Northern Santa Fe,
  Series 96-B, Class B,
     6.96%, 3/22/09 ...............      354,845                   373,542
     7.95%, 8/15/30 ...............      260,000                   291,203

EQ ADVISORS TRUST
EQ/J.P. MORGAN CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




-----------------------------------------------------------------------------------------------------------------------
                                                                                   PRINCIPAL                VALUE
                                                                                     AMOUNT               (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
Canadian National Railroad Co.
  6.45%, 7/15/36 .........................................................         $  400,000        $    412,728
Norfolk Southern Corp.
  6.75%, 2/15/11# ........................................................            710,000             720,099
Union Pacific Corp.
  6.63%, 2/1/29 ..........................................................            230,000             219,024
                                                                                                     ------------
                                                                                                        2,016,596
                                                                                                     ------------
  TOTAL INDUSTRIALS ......................................................                              2,639,958
                                                                                                     ------------
MATERIALS (0.7%)
CHEMICALS (0.4%)
Dow Chemcial Co.
  7.38%, 11/1/29# ........................................................            705,000             778,115
Rohm & Hass Co.
  7.85%, 7/15/29 .........................................................            780,000             868,716
                                                                                                     ------------
                                                                                                        1,646,831
                                                                                                     ------------
METALS & MINING (0.1%)
Alcoa, Inc.
  6.00%, 1/15/12 .........................................................            620,000             615,504
                                                                                                     ------------
PAPER & FOREST PRODUCTS (0.2%)
Abitibi-Consolidated, Inc.
  8.55%, 8/1/10 ..........................................................             90,000              94,206
International Paper Co.
  6.75%, 9/1/11# .........................................................            545,000             548,809
Westvaco Corp.
  8.20%, 1/15/30 .........................................................             65,000              68,780
                                                                                                     ------------
                                                                                                          711,795
                                                                                                     ------------
  TOTAL MATERIALS ........................................................                              2,974,130
                                                                                                     ------------
TELECOMMUNICATION SERVICES (3.1%)
DIVERSIFIED TELECOMMUNICATION SERVICES (2.8%)
AT&T Corp.
  6.00%, 3/15/09# ........................................................            320,000             303,438
  6.50%, 3/15/29# ........................................................          1,225,000           1,055,565
British Telecom plc ......................................................
  8.38%, 12/15/10 ........................................................          1,490,000           1,649,289
Clear Channel
  Communications, Inc.
  7.65%, 9/15/10 .........................................................            565,000             583,622
Cox Communications, Inc.
  7.75%, 11/1/10# ........................................................          1,060,000           1,131,892
Deutsche Telekom
  8.25%, 6/15/30 .........................................................            725,000             804,660
France Telecom, Inc.
  7.75%, 3/1/11 (S)  .....................................................          1,605,000           1,719,130
Qwest Capital Funding
  7.90%, 8/15/10# ........................................................            870,000             885,083
Sprint Capital Corp.
  7.63%, 1/30/11# ........................................................          1,500,000           1,575,521
Telefonica Europe B.V.
  7.75%, 9/15/10 .........................................................            355,000             374,649
U.S. West Capital Funding, Inc.
  6.88%, 7/15/28 .........................................................            340,000             294,525
Verizon Global Funding Corp.
  7.75%, 12/1/30 .........................................................            735,000             815,218
Worldcom, Inc.
  8.25%, 5/15/31 .........................................................            940,000             993,632
                                                                                                     ------------
                                                                                                       12,186,224
                                                                                                     ------------


------------------------------------------------------------------------------------------------------------------------
                                                                                   PRINCIPAL                VALUE
                                                                                     AMOUNT               (NOTE 1)
------------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION
  SERVICES (0.3%)
AT&T Wireless Group
  8.75%, 3/1/31 ..........................................................         $  940,000        $  1,065,385
                                                                                                     ------------
  TOTAL TELECOMMUNICATION
     SERVICES ............................................................                             13,251,609
                                                                                                     ------------
UTILITIES (1.9%)
ELECTRIC UTILITIES (1.4%)
Constellation Energy Group, Inc.
  7.88%, 4/1/05 ..........................................................            850,000             915,356
Detroit Edison Co., Series E,
  6.75%, 3/17/03 .........................................................            100,000             104,060
Dominion Resources, Inc.
  8.13%, 6/15/10 .........................................................          1,465,000           1,603,750
DTE Energy Co.
  7.05%, 6/1/11 ..........................................................            370,000             381,823
FirstEnergy Corp., Series B
  6.45%, 11/15/11 ........................................................            745,000             729,392
Nisource Finance Corp.
  7.88%, 11/15/10 ........................................................            520,000             538,160
PacifiCorp
  7.70%, 11/15/31 ........................................................            420,000             424,586
Progress Energy, Inc.
  7.10%, 3/1/11 ..........................................................            595,000             618,383
Texas Utilities Electric Co.
  6.25%, 10/1/04# ........................................................            200,000             205,878
XCEL Energy, Inc.
  7.00%, 12/1/10 .........................................................            565,000             569,000
                                                                                                     ------------
                                                                                                        6,090,388
                                                                                                     ------------
GAS UTILITIES (0.2%)
El Paso Corp.
  7.80%, 8/1/31# .........................................................            690,000             696,323
Trans-Canada Pipelines Ltd.
  8.63%, 5/15/12 .........................................................            190,000             214,846
                                                                                                     ------------
                                                                                                          911,169
                                                                                                     ------------
MULTI -- UTILITIES (0.2%)
Williams Cos., Inc., Series A
  7.50%, 1/15/31 .........................................................            715,000             696,562
                                                                                                     ------------
WATER UTILITIES (0.1%)
United Utilities plc
  6.25%, 8/15/05 .........................................................            300,000             299,181
                                                                                                     ------------
  TOTAL UTILITIES ........................................................                              7,997,300
                                                                                                     ------------
TOTAL LONG-TERM DEBT SECURITIES (91.4%)
  (Cost $388,765,293).....................................................                            392,102,975
                                                                                                     ------------


                                      NUMBER
                                     OF SHARES
                                   ------------
PREFERRED STOCKS:
FINANCIALS (0.8%)
BANKS (0.2%)
Abbey National Capital Trust I,
  8.96% ........................     820,000           926,190
                                                  ------------
DIVERSIFIED FINANCIALS (0.6%)
BNP Paribas Capital Trust Corp.,
  9.00% (S)  ...................   1,150,000         1,294,704
UBS Preferred Funding Trust I,
  8.62% ........................   1,255,000         1,396,446
                                                  ------------
                                                     2,691,150
                                                  ------------
TOTAL PREFERRED STOCKS: (0.8%)
  (Cost $3,547,493).............                     3,617,340
                                                  ------------

EQ ADVISORS TRUST
EQ/J.P. MORGAN CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001


--------------------------------------------------------------------------------
                                               PRINCIPAL            VALUE
                                                AMOUNT             (NOTE 1)
--------------------------------------------------------------------------------
SHORT-TERM DEBT
  SECURITIES:
U.S. GOVERNMENT AGENCIES (22.9%)
Federal Home Loan
  Mortgage Corporation
  (Discount Note), 1/2/02
  (Amortized Cost $98,055,996).........   $98,060,000          $ 98,055,996
                                                               ------------
                                               NUMBER
                                          OF CONTRACTS(B)
                                          ------------------
CALL OPTIONS PURCHASED (0.2%)
Eurodollar *June @$97.0 (Cost
$385,258)..............................           415               778,125
                                                               ------------
TOTAL INVESTMENTS BEFORE CALL
  OPTIONS WRITTEN (115.3%)
  (Cost/Amortized Cost
     $490,599,559).....................                         494,554,436



--------------------------------------------------------------------------------
                                              NUMBER               VALUE
                                         OF CONTRACTS (B)        (NOTE 1)
--------------------------------------------------------------------------------
CALL OPTIONS WRITTEN: (-0.1%)
Eurodollar* June @ $97.5
     (Cost -$164,805)................           (415)        $   (383,875)
                                                             ------------
TOTAL INVESTMENTS AFTER CALL
  OPTIONS WRITTEN (115.2%)
  (Cost/Amortized Cost
  $490,214,301)......................                         494,170,561
OTHER ASSETS
  AND LIABILITIES (-15.2%) ..........                         (65,114,583)
                                                             ------------
NET ASSETS (100%) ...................                        $429,055,978
                                                             ============

---------------------
*    Non-income producing.
++ All, or portion of security held by broker as collateral on financial futures contracts.
(S) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2001, these securities amounted to $5,347,543 or 1.2% net assets.
#    All, or a portion of security out on loan (Note 1).

(b)  One contract relates to 100 shares.
Glossary:
     TBA--Security is subject to delayed delivery

EQ ADVISORS TRUST
EQ/J.P. MORGAN CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001

--------------------------------------------------------------------------------

At December 31, 2001, the Portfolio had the following futures contracts open:
(Note 1)




                                                                                                   UNREALIZED
                            NUMBER OF     EXPIRATION         ORIGINAL            VALUE AT         APPRECIATION
SALES:                      CONTRACTS        DATE             VALUE              12/31/01        (DEPRECIATION)
------------------------   -----------   ------------   -----------------   -----------------   ---------------
US 2YR T-Note ..........       (249)     March-02         $ (51,972,678)      $ (52,037,110)      $  (64,432)
US 10YR T-Note .........       (206)     March-02           (21,631,485)        (21,658,969)         (27,484)
                                                                                                  ----------
                                                                                                  $  (91,916)
                                                                                                  ==========
PURCHASES:
-------------------------
US 5YR T-Note ..........        265      March-02            28,106,817          28,044,453       $  (62,364)
US Long T-Bond .........         77      March-02             7,921,064           7,817,906         (103,158)
Eurodollar .............        531      June-02            129,292,408         129,643,650          351,242
                                                                                                  ----------
                                                                                                  $  185,720
                                                                                                  ==========

Options written for the year ended December 31, 2001, were as follows

                                                          NUMBER
                                                            OF          PREMIUMS
                                                        CONTRACTS       RECEIVED
                                                       -----------   -------------
Option Outstanding -- December 31, 2000 ............          --              --
Options Written ....................................       2,219      $  866,908
Options Terminated in Closing Transactions .........      (1,804)       (702,103)
                                                          ------      ----------
Options Outstanding -- December 31, 2001 ...........
                                                             415      $  164,805
                                                          ------      ----------

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2001, were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $656,812,547
U.S. Government securities .............................     217,435,669
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     433,113,669
U.S. Government securities .............................     253,578,284

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $  7,493,666
Aggregate gross unrealized depreciation .........      (3,990,617)
                                                     ------------
Net unrealized appreciation .....................    $  3,503,049
                                                     ============
Federal income tax cost of investments ..........    $490,273,262
                                                     ============

At December 31, 2001, the Portfolio had loaned securities with a total value $48,423,174 which was secured by collateral valued at $49,252,043, of which $13,729,503 was received in the form of securities.

The Portfolio utilized net capital loss carryforward of $4,384,035 during 2001.


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/LAZARD SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001




------------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER               VALUE
                                                                               OF SHARES            (NOTE 1)
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (14.1%)
APPAREL RETAIL (3.5%)
AnnTaylor Stores Corp.*# ...............................................    65,600             $  2,296,000
Pacific Sunwear of California, Inc.* ...................................    89,400                1,825,548
Ross Stores, Inc. ......................................................    60,800                1,950,464
                                                                                               ------------
                                                                                                  6,072,012
                                                                                               ------------
AUTO COMPONENTS (0.5%)
Federal Signal Corp.# ..................................................    40,000                  890,800
                                                                                               ------------
HOUSEHOLD DURABLES (1.4%)
Furniture Brands International,
  Inc.* ................................................................    40,000                1,280,800
Toll Brothers, Inc.*# ..................................................    25,300                1,110,670
                                                                                               ------------
                                                                                                  2,391,470
                                                                                               ------------
LEISURE FACILITIES (1.0%)
Bally Total Fitness Holding
  Corp.*# ..............................................................    81,700                1,761,452
                                                                                               ------------
LEISURE PRODUCTS (1.6%)
Brunswick Corp. ........................................................   130,200                2,833,152
                                                                                               ------------
MEDIA (2.9%)
Journal Register Co.* ..................................................    73,700                1,550,648
Pulitzer, Inc. .........................................................    19,100                  974,100
R.H. Donnelley Corp.* ..................................................    85,500                2,483,775
                                                                                               ------------
                                                                                                  5,008,523
                                                                                               ------------
SPECIALTY STORES (1.9%)
Linens 'N Things, Inc.*# ...............................................    79,200                2,019,600
Payless Shoesource, Inc.* ..............................................    24,600                1,381,290
                                                                                               ------------
                                                                                                  3,400,890
                                                                                               ------------
TEXTILES & APPAREL (1.3%)
Genesco, Inc.*# ........................................................   109,600                2,275,296
                                                                                               ------------
  TOTAL CONSUMER DISCRETIONARY .........................................                         24,633,595
                                                                                               ------------
CONSUMER STAPLES (1.0%)
BEVERAGES (1.0%)
PepsiAmericas, Inc. ....................................................   130,700                1,803,660
                                                                                               ------------
ENERGY (1.5%)
OIL & GAS DRILLING (1.5%)
Helmerich & Payne, Inc. ................................................    51,900                1,732,422
Hydril Co.* ............................................................    50,700                  893,841
                                                                                               ------------
  TOTAL ENERGY .........................................................                          2,626,263
                                                                                               ------------
FINANCIALS (27.7%)
BANKS (7.1%)
Chittenden Corp. .......................................................    76,050                2,098,980
East-West Bancorp, Inc. ................................................    98,500                2,536,375
First Midwest Bancorp, Inc. ............................................    51,125                1,492,339
Greater Bay Bancorp ....................................................   101,300                2,895,154
New York Community Bancorp, Inc.........................................   102,861                2,352,431
Westamerica Bancorp. ...................................................    26,000                1,028,820
                                                                                               ------------
                                                                                                 12,404,099
                                                                                               ------------
DIVERSIFIED FINANCIALS (3.1%)
Financial Federal Corp.*# ..............................................    62,900                1,965,625
IndyMac Bancorp, Inc.* .................................................    83,400                1,949,892
Investment Technology Group,
  Inc.* ................................................................    36,800                1,437,776
                                                                                               ------------
                                                                                                  5,353,293
                                                                                               ------------
INSURANCE (6.7%)
AmerUs Group Co. .......................................................    62,300                2,232,832


------------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER               VALUE
                                                                               OF SHARES            (NOTE 1)
------------------------------------------------------------------------------------------------------------------------
Everest Reinsurance Group Ltd. .........................................    34,700             $  2,453,290
Gallagher (Arthur J.) & Co. ............................................    24,500                  845,005
HCC Insurance Holdings, Inc.# ..........................................    58,400                1,608,920
Liberty Corp. ..........................................................    17,800                  732,470
Radian Group, Inc.* ....................................................    64,618                2,775,359
W.R. Berkley Corp. .....................................................    19,300                1,036,410
                                                                                               ------------
                                                                                                 11,684,286
                                                                                               ------------
INVESTMENT COMPANIES (1.2%)
Allied Capital Corp.# ..................................................    83,700                2,176,200
                                                                                               ------------
REAL ESTATE (9.6%)
Alexandria Real Estate Equities,
  Inc. .................................................................    58,300                2,396,130
Annaly Mortgage Mgmt., Inc. ............................................   200,100                3,201,600
Capital Automotive REIT ................................................    92,600                1,841,814
Catellus Development Corp.* ............................................    49,400                  908,960
Chateau Communities, Inc. ..............................................    44,600                1,333,540
Chelsea Property Group, Inc. ...........................................    30,100                1,477,910
Getty Realty Corp. .....................................................    98,600                1,858,610
Health Care Property Investors,
  Inc. .................................................................    78,700                2,849,727
Kilroy Realty Corp. ....................................................    38,000                  998,260
                                                                                               ------------
                                                                                                 16,866,551
                                                                                               ------------
  TOTAL FINANCIALS .....................................................                         48,484,429
                                                                                               ------------
HEALTH CARE (12.1%)
BIOTECHNOLOGY (2.4%)
Celgene Corp.* .........................................................    59,200                1,889,664
Charles River Laboratories
  International, Inc. * ................................................    39,100                1,309,068
Pharmacopeia, Inc.* ....................................................    65,900                  915,351
                                                                                               ------------
                                                                                                  4,114,083
                                                                                               ------------
HEALTH CARE EQUIPMENT &
  SERVICES (9.7%)
Albany Molecular Research, Inc.* .......................................    63,700                1,687,413
Apria Healthcare Group, Inc.* ..........................................    77,900                1,946,721
Dendrite International, Inc.* ..........................................    82,100                1,151,863
DENTSPLY International, Inc. ...........................................    27,300                1,370,460
Gene Logic, Inc.* ......................................................    80,600                1,518,504
Inamed Corp.* ..........................................................    40,100                1,205,807
Manor Care, Inc.* ......................................................    93,700                2,221,627
MIM Corp.* .............................................................    67,600                1,203,280
Oakley, Inc.*# .........................................................   139,200                2,263,392
Owens & Minor, Inc.# ...................................................    78,600                1,454,100
Unilab Corp. ...........................................................    39,500                  991,450
                                                                                               ------------
                                                                                                 17,014,617
                                                                                               ------------
  TOTAL HEALTH CARE ....................................................                         21,128,700
                                                                                               ------------
INDUSTRIALS (16.5%)
AEROSPACE & DEFENSE (2.2%)
DRS Technologies, Inc.* ................................................    19,900                  709,435
Moog, Inc., Class A* ...................................................    53,500                1,166,300
Titan Corp.*# ..........................................................    31,600                  788,420
United Defense Industries, Inc. ........................................    57,300                1,206,165
                                                                                               ------------
                                                                                                  3,870,320
                                                                                               ------------
AIRLINES (1.2%)
Alaska Air Group, Inc.*# ...............................................    40,900                1,190,190
Atlantic Coast Airlines Holdings,
  Inc.* ................................................................    39,900                  929,271
                                                                                               ------------
                                                                                                  2,119,461
                                                                                               ------------

EQ ADVISORS TRUST
EQ/LAZARD SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




-----------------------------------------------------------------------------------
                                                     NUMBER                VALUE
                                                    OF SHARES            (NOTE 1)
-----------------------------------------------------------------------------------
BUILDING PRODUCTS (1.3%)
Dal-Tile International, Inc. ...............         37,600         $    874,200
York International Corp. ...................         35,600            1,357,428
                                                                    ------------
                                                                       2,231,628
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES (6.3%)
Acxiom Corp.* ..............................         67,600            1,180,972
AnswerThink, Inc.* .........................        270,000            1,763,100
Gartner, Inc., Class A* ....................        184,800            2,160,312
Learning Tree International, Inc.* .........         54,400            1,517,760
Maximus, Inc.*# ............................         56,000            2,355,360
Pittston Brink's Group .....................         37,859              836,684
Profit Recovery Group International,
  Inc.*# ...................................        155,200            1,264,880
                                                                    ------------
                                                                      11,079,068
                                                                    ------------
CONSTRUCTION & ENGINEERING (1.2%)
Crane Co. ..................................         17,150              439,726
Granite Construction, Inc. .................         69,000            1,661,520
                                                                    ------------
                                                                       2,101,246
                                                                    ------------
ELECTRICAL EQUIPMENT (1.6%)
Ametek, Inc. ...............................         26,700              851,463
Esterline Technologies Corp.* ..............         38,300              613,183
Harman International Industries,
  Inc. .....................................         28,800            1,298,880
                                                                    ------------
                                                                       2,763,526
                                                                    ------------
MACHINERY (0.7%)
Navistar International Corp.# ..............         32,300            1,275,850
                                                                    ------------
MARINE (0.7%)
General Maritime Corp.* ....................        126,200            1,262,000
                                                                    ------------
MARINE PORTS & SERVICES (0.6%)
Horizon Offshore, Inc.* ....................        125,200              944,008
                                                                    ------------
TRUCKING (0.7%)
Ryder System, Inc. .........................         20,200              447,430
Swift Transportation Co., Inc.*# ...........         33,700              724,887
                                                                    ------------
                                                                       1,172,317
                                                                    ------------
  TOTAL INDUSTRIALS ........................                          28,819,424
                                                                    ------------
INFORMATION TECHNOLOGY (11.0%)
APPLICATION SOFTWARE (1.0%)
Mentor Graphics Corp.* .....................         76,000            1,791,320
                                                                    ------------
COMPUTER STORAGE & PERIPHERALS (0.6%)
Maxtor Corp.* ..............................        168,300            1,067,022
                                                                    ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (0.9%)
Varian, Inc.* ..............................         45,800            1,485,752
                                                                    ------------
INTERNET SOFTWARE & SERVICES (1.4%)
Avocent Corp.* .............................         60,600            1,469,550
HNC Software, Inc.*# .......................         51,100            1,052,660
                                                                    ------------
                                                                       2,522,210
                                                                    ------------
IT CONSULTING & SERVICES (2.4%)
American Management Systems,
  Inc.* ....................................        105,300            1,903,824
FTI Consulting, Inc.* ......................         70,900            2,325,520
                                                                    ------------
                                                                       4,229,344
                                                                    ------------
NETWORKING EQUIPMENT (0.5%)


-----------------------------------------------------------------------------------
                                                     NUMBER                VALUE
                                                    OF SHARES            (NOTE 1)
-----------------------------------------------------------------------------------
Foundry Networks, Inc.* ....................        102,500         $    835,375
                                                                    ------------
OFFICE ELECTRONICS (1.1%)
United Stationers, Inc.* ...................         55,600            1,870,940
                                                                    ------------
SEMICONDUCTOR EQUIPMENT (2.9%)
Axcelis Technologies, Inc. .................        132,300            1,705,347
LTX Corp.*# ................................        123,300            2,581,902
Pixelworks, Inc.* ..........................         46,200              741,972
                                                                    ------------
                                                                       5,029,221
                                                                    ------------
SYSTEMS SOFTWARE (0.2%)
Mercury Computer Systems, Inc.* ............         10,600              414,566
                                                                    ------------
  TOTAL INFORMATION TECHNOLOGY .............                          19,245,750
                                                                    ------------
MATERIALS (1.9%)
CHEMICALS (0.5%)
Ferro Corp. ................................         37,400              964,920
                                                                    ------------
PAPER & FOREST PRODUCTS (1.4%)
Packaging Corp. of America* ................         76,400            1,386,660
Wausau-Mosinee Paper Corp. .................         84,200            1,018,820
                                                                    ------------
                                                                       2,405,480
                                                                    ------------
  TOTAL MATERIALS ..........................                           3,370,400
                                                                    ------------
TELECOMMUNICATION SERVICES (1.4%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (1.4%)
Black Box Corp.* ...........................         29,600            1,565,248
West Corp. * ...............................         38,600              962,684
                                                                    ------------
  TOTAL TELECOMMUNICATION
     SERVICES ..............................                           2,527,932
                                                                    ------------
UTILITIES (6.6%)
ELECTRIC UTILITIES (2.3%)
El Paso Electric Co.* ......................        125,600            1,821,200
Orion Power Holdings, Inc.* ................         87,300            2,278,530
                                                                    ------------
                                                                       4,099,730
                                                                    ------------
GAS UTILITIES (1.6%)
Kinder Morgan, Inc.* .......................         72,085            2,732,021
                                                                    ------------
MULTI -- UTILITIES (2.7%)
Sierra Pacific Resources, Inc. .............        175,952            2,648,078
Vectron Corp. ..............................         89,700            2,151,006
                                                                    ------------
                                                                       4,799,084
                                                                    ------------
  TOTAL UTILITIES ..........................                          11,630,835
                                                                    ------------
TOTAL COMMON STOCKS (93.8%)
  (Cost $146,949,307) ......................                         164,270,988
                                                                    ------------
                                                   PRINCIPAL
                                                    AMOUNT
                                                   -------
SHORT-TERM DEBT
  SECURITIES:
U.S. GOVERNMENT (5.6%)
U.S. Treasury Bills
  1/17/02 ..................................   $7,900,000              7,894,097
  3/7/02 ...................................    1,960,000              1,954,038
                                                                    ------------
TOTAL SHORT-TERM
  DEBT SECURITIES (5.6%)
  (Amortized Cost $9,848,135) ..............                           9,848,135
                                                                    ------------

EQ ADVISORS TRUST
EQ/LAZARD SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001


--------------------------------------------------------------------------------
                                 NUMBER        VALUE
                               OF SHARES      (NOTE 1)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.4%)
  (Cost/Amortized Cost
  $156,797,442) .............              $174,119,123
OTHER ASSETS LESS
  LIABILITIES (0.6%) ........                 1,047,542
                                           ------------
NET ASSETS (100%) ...........              $175,166,665
                                           ============

----------
*   Non-income producing.
#   All, or a portion of security out on loan (Note 1).





--------------------------------------------------------------------------------

Investment security transactions for the year ended December 31, 2001 were as follows:




COST OF PURCHASES:
 Stocks and long-term corporate debt securities .........   $ 153,894,576
NET PROCEEDS OF SALES AND REDEMPTIONS:
 Stocks and long-term corporate debt securities .........     114,518,148

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:



 Aggregate gross unrealized appreciation.........    $ 21,880,719
 Aggregate gross unrealized depreciation.........      (5,180,405)
                                                     ------------
Net unrealized appreciation .....................    $ 16,700,314
                                                     ============
Federal income tax cost of investments ..........    $157,418,809
                                                     ============

At December 31, 2001, the Portfolio had loaned securities with a total value of $14,865,630 which was secured by collateral valued at $15,285,200.
























                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MARSICO FOCUS PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001




------------------------------------------------------------------------------------------------------------------------
                                                                                   NUMBER                VALUE
                                                                                 OF SHARES              (NOTE 1)
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (26.1%)
AUTOMOBILES (3.1%)
Bayerische Motoren Werke
  (BMW) AG .............................................................          5,942            $  209,014
Porsche AG .............................................................            202                77,074
                                                                                                   ----------
                                                                                                      286,088
                                                                                                   ----------
CASINOS & GAMING (1.8%)
MGM Mirage, Inc.* ......................................................          5,700               164,559
                                                                                                   ----------
GENERAL MERCHANDISE STORES (8.2%)
Costco Wholesale Corp.* ................................................         10,788               478,771
Wal-Mart Stores, Inc. ..................................................          4,896               281,765
                                                                                                   ----------
                                                                                                      760,536
                                                                                                   ----------
HOME IMPROVEMENT RETAIL (4.0%)
Home Depot, Inc. .......................................................          7,408               377,882
                                                                                                   ----------
HOTELS (2.3%)
Four Seasons Hotels, Inc. ..............................................          4,523               211,496
                                                                                                   ----------
RESTAURANTS (1.6%)
Starbucks Corp.* .......................................................          7,816               148,895
                                                                                                   ----------
SPECIALTY STORES (5.1%)
Tiffany & Co. ..........................................................         15,026               472,868
                                                                                                   ----------
  TOTAL CONSUMER DISCRETIONARY..........................................                            2,422,324
                                                                                                   ----------
CONSUMER STAPLES (2.0%)
BEVERAGES (2.0%)
PepsiCo, Inc. ..........................................................          3,722               181,224
                                                                                                   ----------
FINANCIALS (19.5%)
DIVERSIFIED FINANCIALS (19.5%)
Capital One Financial Corp. ............................................          3,000               161,850
Citigroup, Inc. ........................................................          7,458               376,480
Fannie Mae .............................................................          3,298               262,191
Lehman Brothers Holdings, Inc. .........................................          5,862               391,581
MBNA Corp. .............................................................          8,214               289,133
USA Education, Inc. ....................................................          3,900               327,678
                                                                                                   ----------
  TOTAL FINANCIALS .....................................................                            1,808,913
                                                                                                   ----------
HEALTH CARE (18.5%)
HEALTH CARE EQUIPMENT & SERVICES (14.5%)
Quest Diagnostics, Inc.* ...............................................          3,686               264,323
Tenet Healthcare Corp.* ................................................         10,198               598,827
UnitedHealth Group, Inc. ...............................................          6,752               477,839
                                                                                                   ----------
                                                                                                    1,340,989
                                                                                                   ----------
PHARMACEUTICALS (4.0%)
Johnson & Johnson ......................................................          6,348               375,167
                                                                                                   ----------
  TOTAL HEALTH CARE ....................................................                            1,716,156
                                                                                                   ----------
INDUSTRIALS (16.5%)
AEROSPACE & DEFENSE (6.1%)
Alliant Techsystems, Inc.* .............................................          1,500               115,800
General Dynamics Corp. .................................................          2,080               165,651
Lockheed Martin Corp. ..................................................          6,150               287,021
                                                                                                   ----------
                                                                                                      568,472
                                                                                                   ----------
AIR FREIGHT & COURIERS (2.9%)
FedEx Corp.* ...........................................................          5,408               280,567
                                                                                                   ----------


------------------------------------------------------------------------------------------------------------------------
                                                                                   NUMBER                VALUE
                                                                                 OF SHARES              (NOTE 1)
------------------------------------------------------------------------------------------------------------------------
AIRLINES (2.6%)
Southwest Airlines Co. .................................................         13,292            $  245,636
                                                                                                   ----------
CONSTRUCTION & ENGINEERING (2.0%)
MDC Holdings, Inc. .....................................................          4,980               188,194
                                                                                                   ----------
INDUSTRIAL CONGLOMERATES (2.9%)
Tyco International Ltd. ................................................          4,562               268,702
                                                                                                   ----------
  TOTAL INDUSTRIALS ....................................................                            1,551,571
                                                                                                   ----------
INFORMATION TECHNOLOGY (17.2%)
COMPUTER HARDWARE (5.1%)
International Business Machines
  Corp. ................................................................          3,872               468,357
                                                                                                   ----------
NETWORKING EQUIPMENT (4.0%)
Cisco Systems, Inc.* ...................................................         20,734               375,493
                                                                                                   ----------
SEMICONDUCTOR EQUIPMENT (1.1%)
Applied Materials, Inc.* ...............................................          2,520               101,052
                                                                                                   ----------
SYSTEMS SOFTWARE (4.5%)
Microsoft Corp.* .......................................................          6,318               418,567
                                                                                                   ----------
TELECOMMUNICATIONS EQUIPMENT (2.5%)
QUALCOMM, Inc.* ........................................................          4,606               232,603
                                                                                                   ----------
  TOTAL INFORMATION TECHNOLOGY..........................................                            1,596,072
                                                                                                   ----------
  TOTAL COMMON STOCKS (99.8%)
     (Cost $8,860,940)..................................................                            9,276,260
                                                                                                   ----------
                                                                                PRINCIPAL
                                                                                  AMOUNT
                                                                                 --------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (0.3%)
JPMorgan Chase Nassau,
  1.02%, 01/02/02 ......................................................   $  29,310                   29,310
                                                                                                   ----------
U.S. GOVERNMENT AGENCIES (24.8%)
Federal Home Loan
  Mortgage Corp. .......................................................
  (Discount Note), 01/02/02 ............................................   2,300,000                2,299,909
                                                                                                   ----------
TOTAL SHORT-TERM DEBT (25.1%)
  (Amortized Cost $2,329,219)...........................................                            2,329,219
                                                                                                   ----------
TOTAL INVESTMENTS (124.9%)
  (Cost/Amortized Cost
     $11,190,157).......................................................                           11,605,479
OTHER ASSETS
  LESS LIABILITIES (-24.9%) ............................................                           (2,313,692)
                                                                                                   ----------
NET ASSETS (100%) ......................................................                           $9,291,787
                                                                                                   ==========

---------------------
*     Non-income producing.

EQ ADVISORS TRUST
EQ/MARSICO FOCUS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001

--------------------------------------------------------------------------------

Investment security transactions for the period ended December 31, 2001 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $9,591,904
U.S. Government securities .............................       123,783
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........       772,616
U.S. Government securities .............................       122,210

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........     $   503,191
Aggregate gross unrealized depreciation .........         (93,436)
                                                      -----------
Net unrealized appreciation .....................     $   409,755
                                                      ===========
Federal income tax cost of investments ..........     $11,195,724
                                                      ===========

For the period from August 31, 2001 to December 31, 2001, the Portfolio incurred approximately $40 and $380 as brokerage commissions with Bernstein (Sandford C.) & Co. and Montgomery Securities, respectively, both affiliated broker/dealers.

At December 31, 2001, The Equitable Life Assurance Society of the United States has a direct shareholder interest of approximately 21.5% of the Portfolio's net assets.





































                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001




------------------------------------------------------------------------------------------------------------------------
                                              NUMBER                VALUE
                                            OF SHARES              (NOTE 1)
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (19.6%)
APPAREL RETAIL (1.2%)
Intimate Brands, Inc.# .............       505,100           $  7,505,786
                                                             ------------
AUTO COMPONENTS (1.3%)
Delphi Automotive Systems
  Corp. ............................       592,100              8,088,086
                                                             ------------
AUTOMOBILES (2.8%)
DaimlerChrysler AG (ADR)# ..........       186,300              7,763,121
Ford Motor Co. .....................       255,700              4,019,604
General Motors Corp.# ..............       109,300              5,311,980
                                                             ------------
                                                               17,094,705
                                                             ------------
COMPUTER & ELECTRONICS RETAIL (1.2%)
RadioShack Corp. ...................       237,540              7,149,954
                                                             ------------
MEDIA (11.6%)
Liberty Media Corp., Class A * .....   1,066,450               14,930,300
Cablevision New York Group
  Class A*# ........................     121,300                5,755,685
Fox Entertainment Group, Inc.,
  Class A* .........................     405,800               10,765,874
Gannett Co., Inc. ..................     110,600                7,435,638
Knight Ridder, Inc. ................      72,100                4,681,453
Tribune Co. ........................     202,900                7,594,547
USA Networks, Inc.*# ...............     313,800                8,569,878
Viacom, Inc., Class B* .............     141,700                6,256,055
Walt Disney Co. ....................     240,300                4,979,016
                                                             ------------
                                                               70,968,446
                                                             ------------
RESTAURANTS (1.5%)
McDonald's Corp. ...................     348,800                9,232,736
                                                             ------------
  TOTAL CONSUMER DISCRETIONARY......                          120,039,713
                                                             ------------
CONSUMER STAPLES (6.3%)
FOOD PRODUCTS (1.8%)
General Mills, Inc.# ...............      47,100                2,449,671
Sara Lee Corp. .....................     398,000                8,847,540
                                                             ------------
                                                               11,297,211
                                                             ------------
HOUSEHOLD PRODUCTS (2.7%)
Clorox Co. .........................     183,100                7,241,605
Procter & Gamble Co. ...............     115,700                9,155,341
                                                             ------------
                                                               16,396,946
                                                             ------------
PERSONAL PRODUCTS (1.8%)
Gillette Co. .......................     328,500               10,971,900
                                                             ------------
  TOTAL CONSUMER STAPLES ...........                           38,666,057
                                                             ------------
ENERGY (7.7%)
OIL & GAS DRILLING (2.5%)
Ensco International, Inc. ..........     343,600                8,538,460
Rowan Cos., Inc.* ..................     336,900                6,525,753
                                                             ------------
                                                               15,064,213
                                                             ------------
OIL & GAS EQUIPMENT & SERVICES (2.8%)
Diamond Offshore Drilling, Inc.#         300,700                9,141,280
Grant Prideco, Inc.*# ..............     710,300                8,168,450
                                                             ------------
                                                               17,309,730
                                                             ------------



--------------------------------------------------------------------------------
                                              NUMBER                VALUE
                                            OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION &
  PRODUCTION (2.4%)
Unocal Corp. .......................     415,400             $ 14,983,478
                                                             ------------
  TOTAL ENERGY .....................                           47,357,421
                                                             ------------
FINANCIALS (19.7%)
BANKS (7.4%)
Bank of America Corp. ..............     131,800                8,296,810
Bank One Corp. .....................     279,800               10,926,190
FleetBoston Financial Corp. ........     196,000                7,154,000
Mellon Financial Corp. .............     190,400                7,162,848
Wachovia Corp. .....................     380,900               11,945,024
                                                             ------------
                                                               45,484,872
                                                             ------------
DIVERSIFIED FINANCIALS (5.2%)
Citigroup, Inc. ....................     213,757               10,790,454
JP Morgan Chase & Co. ..............     267,200                9,712,720
Morgan Stanley Dean
  Witter & Co. .....................     117,800                6,589,732
Stilwell Financial, Inc. ...........     176,100                4,793,442
                                                             ------------
                                                               31,886,348
                                                             ------------
INSURANCE (7.1%)
Ace Ltd. ...........................     380,000               15,257,000
Allstate Corp. .....................     198,300                6,682,710
American International
  Group, Inc. ......................     151,100               11,997,340
Hartford Financial Services
  Group, Inc. ......................     150,800                9,474,764
                                                             ------------
                                                               43,411,814
                                                             ------------
  TOTAL FINANCIALS .................                          120,783,034
                                                             ------------
HEALTH CARE (5.9%)
HEALTH CARE EQUIPMENT &
  SERVICES (2.1%)
Aetna, Inc.# .......................     172,400                5,687,476
Boston Scientific Corp.*# ..........     309,900                7,474,788
                                                             ------------
                                                               13,162,264
                                                             ------------
PHARMACEUTICALS (3.8%)
Bristol-Myers Squibb Co. ...........     110,300                5,625,300
Merck & Co., Inc. ..................     100,100                5,885,880
Schering-Plough Corp. ..............     242,300                8,676,763
Watson Pharmaceuticals, Inc.* ......     100,300                3,148,417
                                                             ------------
                                                               23,336,360
                                                             ------------
  TOTAL HEALTH CARE ................                           36,498,624
                                                             ------------
INDUSTRIALS (7.1%)
AEROSPACE & DEFENSE (1.3%)
Honeywell International, Inc. ......     227,800                7,704,196
                                                             ------------
ELECTRICAL EQUIPMENT (1.7%)
Thomas & Betts Corp.# ..............     499,000               10,553,850
                                                             ------------
INDUSTRIAL CONGLOMERATES (1.3%)
Textron, Inc. ......................     190,200                7,885,692
                                                             ------------
MACHINERY (2.8%)
Caterpillar, Inc. ..................      99,400                5,193,650
Deere & Co.# .......................     200,800                8,766,928
Eaton Corp. ........................      47,100                3,504,711
                                                             ------------
                                                               17,465,289
                                                             ------------
  TOTAL INDUSTRIALS ................                           43,609,027
                                                             ------------

EQ ADVISORS TRUST
EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001


--------------------------------------------------------------------------------
                                         NUMBER          VALUE
                                       OF SHARES        (NOTE 1)
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (14.0%)
COMPUTER HARDWARE (3.4%)
Compaq Computer Corp. .............   1,295,890     $ 12,647,886
International Business Machines
  Corp. ...........................      69,580        8,416,397
                                                    ------------
                                                      21,064,283
                                                    ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (2.2%)
Agilent Technologies, Inc.* .......     253,800        7,235,838
Koninklijke (Royal) Philips
  Electronics N.V. (ADR) ..........     214,800        6,252,828
                                                    ------------
                                                      13,488,666
                                                    ------------
IT CONSULTING & SERVICES (1.4%)
Unisys Corp.* .....................     659,200        8,266,368
                                                    ------------
NETWORKING EQUIPMENT (2.0%)
3Com Corp.* .......................   1,945,000       12,409,100
                                                    ------------
SEMICONDUCTORS (1.8%)
Micron Technology, Inc.*# .........     215,200        6,671,200
National Semiconductor Corp.*#.....     138,400        4,261,336
                                                    ------------
                                                      10,932,536
                                                    ------------
SYSTEMS SOFTWARE (1.5%)
Borland Software Corp. * ..........     596,000        9,333,360
                                                    ------------
TELECOMMUNICATIONS EQUIPMENT (1.7%)
Lucent Technologies, Inc.# ........   1,619,000       10,183,510
                                                    ------------
  TOTAL INFORMATION TECHNOLOGY.....                   85,677,823
                                                    ------------
MATERIALS (8.7%)
CHEMICALS (1.8%)
Du Pont (E.I.) de
  Nemours & Co. ...................     264,300       11,235,393
                                                    ------------
METALS & MINING (2.9%)
Alcoa, Inc. .......................     175,500        6,239,025
Massey Energy Co. .................     210,300        4,359,519
Phelps Dodge Corp. ................     215,300        6,975,720
                                                    ------------
                                                      17,574,264
                                                    ------------
PAPER & FOREST PRODUCTS (4.0%)
Boise Cascade Corp. ...............     400,600       13,624,406
Georgia-Pacific Corp.# ............     181,400        5,008,454
Sappi Ltd. (ADR)# .................     578,500        5,929,625
                                                    ------------
                                                      24,562,485
                                                    ------------
  TOTAL MATERIALS .................                   53,372,142
                                                    ------------
TELECOMMUNICATION SERVICES (4.9%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (3.6%)
AT&T Corp.# .......................     345,800        6,272,812
SBC Communications, Inc. ..........     164,400        6,439,548
Verizon Communications, Inc. ......     191,000        9,064,860
                                                    ------------
                                                      21,777,220
                                                    ------------
TELECOMMUNICATIONS EQUIPMENT (1.3%)
Motorola, Inc. ....................     533,430        8,012,119
                                                    ------------
  TOTAL TELECOMMUNICATION
     SERVICES .....................                   29,789,339
                                                    ------------
TOTAL COMMON STOCKS (93.9%)
  (Cost $559,398,675)..............                  575,793,180
                                                    ------------


--------------------------------------------------------------------------------
                                             PRINCIPAL          VALUE
                                              AMOUNT           (NOTE 1)
--------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (10.7%)
Federal Home Loan Mortgage
  Corp. (Discount Note) 1/2/02
  (Amortized Cost $65,407,256).........   $65,410,000      $ 65,407,256
                                                           ------------
TOTAL INVESTMENTS (104.6%)
  (Cost/Amortized Cost
  $624,805,931)........................                     641,200,436
OTHER ASSETS
  LESS LIABILITIES (-4.6%) ............                     (28,049,983)
                                                           ------------
NET ASSETS (100%) .....................                    $613,150,453
                                                           ============

---------------------
*   Non-income producing.

#   All, or a portion of security out on Loan (Note 1)

    Glossary:
    ADR--American Depositary Receipt

EQ ADVISORS TRUST
EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001

--------------------------------------------------------------------------------

Investment security transactions for the year ended December 31, 2001 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $500,939,011
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     283,717,536

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $  42,273,920
Aggregate gross unrealized depreciation .........      (33,384,469)
                                                     -------------
Net unrealized appreciation .....................    $   8,889,451
                                                     =============
Federal income tax cost of investments ..........    $ 632,310,985
                                                     =============

At December 31, 2001, the Portfolio had loaned securities with a total value of $68,670,725 which was secured by collateral of $71,596,376.


For the year ended December 31, 2001, the Portfolio incurred approximately $61,454 and $238,535 as brokerage commissions with Bernstein (Sanford C.) & Co., Inc. and Merrill Lynch & Co., respectively, both affiliated broker/dealers.









































                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001




--------------------------------------------------------------------------------
                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (13.2%)
AUTOMOBILES (1.1%)
Harley-Davidson, Inc. ................   275,680               $14,972,181
                                                               -----------
DEPARTMENT STORES (0.3%) .............
Kohl's Corp.* ........................    30,600                 2,155,464
Sears, Roebuck & Co. .................    31,900                 1,519,716
                                                               -----------
                                                                 3,675,180
                                                               -----------
DISTRIBUTORS (0.0%)
ARAMARK Corp., Class B* ..............    24,020                   646,138
                                                               -----------
GENERAL MERCHANDISE STORES (1.1%)
BJ's Wholesale Club, Inc.* ...........    39,480                 1,741,068
Costco Wholesale Corp.* ..............   160,590                 7,126,984
Dollar Tree Stores, Inc.* ............    18,200                   562,562
Target Corp. .........................   149,800                 6,149,290
                                                               -----------
                                                                15,579,904
                                                               -----------
HOME IMPROVEMENT RETAIL (0.8%)
Home Depot, Inc. .....................    70,440                 3,593,144
Lowe's Cos., Inc. ....................   178,158                 8,268,313
                                                               -----------
                                                                11,861,457
                                                               -----------
HOTELS (0.3%)
Starwood Hotels & Resorts
  Worldwide, Inc. ....................   144,000                 4,298,400
                                                               -----------
MEDIA (8.0%)
AOL Time Warner, Inc.* ...............   246,840                 7,923,564
Charter Communications, Inc.,
  Class A*# ..........................   737,865                12,123,122
Clear Channel Communications,
  Inc.* ..............................   470,150                23,935,337
Comcast Corp., Class A* ..............   212,200                 7,639,200
E.W. Scripps Co. .....................    10,000                   660,000
Emmis Broadcasting Corp.,
  Class A* ...........................    17,500                   413,700
Entercom Communications
  Corp.* .............................    78,300                 3,915,000
Fox Entertainment Group, Inc.,
  Class A* ...........................   348,326                 9,241,089
General Motors Corp., Class H*........    33,400                   516,030
Hearst-Argyle Television, Inc.* ......    30,600                   659,736
Hispanic Broadcasting Corp.* .........    72,400                 1,846,200
Lee Enterprises, Inc. ................     8,100                   294,597
Macrovision Corp.* ...................    67,000                 2,359,740
McClatchy Co., Class A ...............    16,600                   780,200
McGraw-Hill Cos., Inc. ...............    61,200                 3,731,976
Meredith Corp. .......................    35,100                 1,251,315
New York Times Co., Class A ..........    32,200                 1,392,650
Reed International plc ...............   152,000                 1,258,446
Tribune Co. ..........................    77,400                 2,897,082
Univision Communications, Inc.,
  Class A*# ..........................    28,600                 1,157,156
USA Networks, Inc.* ..................     1,700                    46,427
Viacom, Inc., Class B* ...............   600,190                26,498,388
Westwood One, Inc.* ..................    42,000                 1,262,100
                                                               -----------
                                                               111,803,055
                                                               -----------
RESTAURANTS (0.8%)
Applebee's International, Inc.# ......    19,590                   669,978
Brinker International, Inc.* .........   112,600                 3,350,976
CEC Entertainment, Inc.* .............    61,800                 2,681,502


--------------------------------------------------------------------------------
                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Darden Restaurants, Inc. .............    41,800               $ 1,479,720
Jack in the Box, Inc.* ...............    15,900                   437,886
P.F. Chang's China Bistro, Inc.*#.....     7,000                   331,100
Panera Bread Co., Class A* ...........     9,000                   468,360
Sonic Corp.* .........................    14,200                   511,200
Starbucks Corp.* .....................    94,300                 1,796,415
                                                               -----------
                                                                11,727,137
                                                               -----------
SPECIALTY STORES (0.4%)
Barnes & Noble, Inc.* ................   149,500                 4,425,200
Tiffany & Co. ........................    16,400                   516,108
                                                               -----------
                                                                 4,941,308
                                                               -----------
TEXTILES & APPAREL (0.4%)
Nike, Inc., Class B ..................   101,070                 5,684,177
                                                               -----------
  TOTAL CONSUMER DISCRETIONARY........                         185,188,937
                                                               -----------
CONSUMER STAPLES (1.4%)
DRUG RETAIL (0.3%)
Walgreen Co. .........................   124,300                 4,183,938
                                                               -----------
FOOD RETAIL (0.7%)
Kroger Co.* ..........................   491,870                10,265,327
                                                               -----------
PERSONAL PRODUCTS (0.4%)
Gillette Co. .........................   158,200                 5,283,880
                                                               -----------
  TOTAL CONSUMER STAPLES .............                          19,733,145
                                                               -----------
ENERGY (1.9%)
INTEGRATED OIL & GAS (0.2%)
TotalFinaElf S.A. ....................    22,200                 3,167,045
                                                               -----------
OIL & GAS DRILLING (0.8%)
GlobalSantaFe Corp. ..................   384,960                10,979,059
                                                               -----------
OIL & GAS EQUIPMENT &
  SERVICES (0.4%)
BJ Services Co.* .....................    32,800                 1,064,360
Cooper Cameron Corp.* ................    25,000                 1,009,000
Noble Drilling Corp.* ................    96,743                 3,293,132
                                                               -----------
                                                                 5,366,492
                                                               -----------
OIL & GAS EXPLORATION &
  PRODUCTION (0.5%)
Anadarko Petroleum Corp. .............    93,000                 5,287,050
EOG Resources, Inc.# .................    62,000                 2,424,820
                                                               -----------
                                                                 7,711,870
                                                               -----------
  TOTAL ENERGY .......................                          27,224,466
                                                               -----------
FINANCIALS (11.2%)
BANKS (0.5%)
Bank of America Corp. ................    22,500                 1,416,375
First Tennessee National Corp. .......    14,600                   529,396
Mellon Financial Corp. ...............   118,600                 4,461,732
SouthTrust Corp. .....................    49,300                 1,216,231
                                                               -----------
                                                                 7,623,734
                                                               -----------
DIVERSIFIED FINANCIALS (5.5%)
American Express Co. .................    82,800                 2,955,132
Capital One Financial Corp. ..........    88,860                 4,793,997
Citigroup, Inc. ......................   464,944                23,470,373
Freddie Mac ..........................   274,260                17,936,604
Goldman Sachs Group, Inc. ............   177,540                16,466,835
Household International, Inc. ........    55,600                 3,221,464
Merrill Lynch & Co., Inc. ............   102,152                 5,324,162

EQ ADVISORS TRUST
EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                               NUMBER                VALUE
                                             OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter &
  Co. ...............................    50,900               $ 2,847,346
                                                              -----------
                                                               77,015,913
                                                              -----------
INSURANCE (5.1%)
Ace Ltd. ............................   293,000                11,763,950
AFLAC, Inc. .........................   114,435                 2,810,524
American International Group ........   302,298                24,002,461
Gallagher (Arthur J.) & Co. .........    12,100                   417,329
Hartford Financial Services
  Group, Inc. .......................    89,100                 5,598,153
Metlife, Inc. .......................   177,218                 5,614,266
Principal Financial Group*# .........    18,250                   438,000
Safeco Corp. ........................    14,600                   454,790
St. Paul Cos., Inc. (The) ...........   254,204                11,177,350
UnumProvident Corp. .................    97,288                 2,579,105
XL Capital Ltd. .....................    75,600                 6,906,816
                                                              -----------
                                                               71,762,744
                                                              -----------
INVESTMENT COMPANIES (0.1%)
Instinet Group, Inc.* ...............   126,100                 1,267,305
                                                              -----------
  TOTAL FINANCIALS ..................                         157,669,696
                                                              -----------
HEALTH CARE (17.1%)
BIOTECHNOLOGY (1.8%)
Enzon, Inc.* ........................     5,800                   326,424
Genentech, Inc.* ....................   158,220                 8,583,435
Genzyme Corp. -- General
  Division* .........................   282,580                16,915,239
                                                              -----------
                                                               25,825,098
                                                              -----------
HEALTH CARE EQUIPMENT & SERVICES (5.1%)
Applied Biosystems Group --
  Applera Corp. .....................   510,890                20,062,650
Cardinal Health, Inc. ...............    51,100                 3,304,126
Caremark Rx, Inc.*# .................   145,700                 2,376,367
Guidant Corp.* ......................   304,562                15,167,188
HEALTHSOUTH Corp.* ..................   310,200                 4,597,164
Laboratory Corp. of America
  Holdings*# ........................   119,970                 9,699,575
Lincare Holdings, Inc.* .............   167,300                 4,793,145
Quest Diagnostics, Inc.* ............    70,140                 5,029,739
St. Jude Medical, Inc.* .............     5,600                   434,840
Stryker Corp. .......................    14,300                   834,691
UnitedHealth Group, Inc. ............    70,700                 5,003,439
                                                              -----------
                                                               71,302,924
                                                              -----------
PHARMACEUTICALS (10.2%)
Abbott Laboratories .................   273,850                15,267,138
Allergan, Inc. ......................   121,952                 9,152,498
Alpharma, Inc., Class A .............    11,100                   293,595
American Home Products Corp..........   357,740                21,950,926
Andrx Group*# .......................    73,365                 5,165,630
Barr Laboratories, Inc.* ............    27,200                 2,158,592
Biovail Corp.*# .....................   219,428                12,342,825
Elan Corp. plc (ADR)*# ..............    32,600                 1,468,956
Eli Lilly & Co. .....................   185,110                14,538,539
Express Scripts, Inc.* ..............   233,890                10,936,696
Forest Laboratories, Inc.* ..........    13,200                 1,081,740
ICN Pharmaceuticals, Inc. ...........    13,800                   462,300
IVAX Corp.* .........................   190,600                 3,838,684
Mylan Laboratories, Inc. ............    57,200                 2,145,000
Pfizer, Inc. ........................   295,660                11,782,051


--------------------------------------------------------------------------------
                                               NUMBER                VALUE
                                             OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Sanofi-Synthelabo S.A. ..............   253,500               $18,893,783
Schering-Plough Corp. ...............   144,840                 5,186,720
Sepracor, Inc.*# ....................    26,400                 1,506,384
Shire Pharmaceuticals Group
  plc* ..............................    25,800                   944,280
Teva Pharmaceutical Industries
  Ltd. (ADR)# .......................    76,500                 4,714,695
Watson Pharmaceuticals, Inc.* .......    16,800                   527,352
                                                              -----------
                                                              144,358,384
                                                              -----------
  TOTAL HEALTH CARE .................                         241,486,406
                                                              -----------
INDUSTRIALS (12.5%)
AEROSPACE & DEFENSE (0.1%)
Northrop Grumman Corp. ..............     9,400                   947,614
Teledyne Technologies, Inc.* ........    23,800                   387,702
                                                              -----------
                                                                1,335,316
                                                              -----------
AIR FREIGHT & COURIERS (0.1%)
United Parcel Service, Inc.
  Class B ...........................    30,800                 1,678,600
                                                              -----------
COMMERCIAL SERVICES &
  SUPPLIES (7.3%)
Automatic Data Processing, Inc.......   331,540                19,527,706
Cendant Corp.* ......................   604,000                11,844,440
CheckFree Corp.*# ...................     6,100                   109,800
Concord EFS, Inc.*# .................   695,270                22,790,951
DeVry, Inc.* ........................       100                     2,845
First Data Corp. ....................   224,840                17,638,698
Fiserv, Inc.* .......................   236,415                10,005,083
IMS Health, Inc. ....................   630,000                12,291,300
Iron Mountain, Inc.*# ...............    68,000                 2,978,400
Robert Half International, Inc.*.....   159,310                 4,253,577
Sabre Holdings Corp. Class A* .......    34,200                 1,448,370
Weight Watchers International,
  Inc.* .............................       720                    24,350
                                                              -----------
                                                              102,915,520
                                                              -----------
ELECTRICAL EQUIPMENT (0.0%)
Micrel, Inc.* .......................    12,500                   327,875
                                                              -----------
INDUSTRIAL CONGLOMERATES (4.2%)
General Electric Co. ................   130,730                 5,239,659
Minnesota Mining &
  Manufacturing Co. .................    54,600                 6,454,266
Tyco International Ltd. .............   789,778                46,517,933
                                                              -----------
                                                               58,211,858
                                                              -----------
MACHINERY (0.8%)
Danaher Corp.# ......................   143,140                 8,632,773
SPX Corp.* ..........................    22,600                 3,093,940
                                                              -----------
                                                               11,726,713
                                                              -----------
  TOTAL INDUSTRIALS .................                         176,195,882
                                                              -----------
INFORMATION TECHNOLOGY (29.5%)
APPLICATION SOFTWARE (3.9%)
BEA Systems, Inc.*# .................   169,500                 2,610,300
Business Objects S.A. (ADR)* ........     3,100                   104,780
Cadence Design Systems, Inc.* .......   468,680                10,273,465
Citrix Systems, Inc.*# ..............   146,000                 3,308,360
Mercury Interactive Corp.*# .........    31,200                 1,060,176
Netegrity, Inc.* ....................    29,500                   571,120
PeopleSoft, Inc.* ...................   258,520                10,392,504

EQ ADVISORS TRUST
EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER                VALUE
                                                                                OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
Peregrine Systems, Inc.* ...............................................     339,620             $ 5,036,565
Quest Software, Inc.*# .................................................     133,000               2,940,630
Rational Software Corp.* ...............................................     597,500              11,651,250
Siebel Systems, Inc.* ..................................................      36,000               1,007,280
Synopsys, Inc.*# .......................................................     105,696               6,243,463
Tibco Software, Inc.* ..................................................      13,700                 204,541
                                                                                                 -----------
                                                                                                  55,404,434
                                                                                                 -----------
COMPUTER HARDWARE (1.2%)
Dell Computer Corp.* ...................................................     142,830               3,882,119
Palm, Inc.* ............................................................      36,500                 141,620
Sun Microsystems, Inc.* ................................................   1,044,710              12,849,933
                                                                                                 -----------
                                                                                                  16,873,672
                                                                                                 -----------
COMPUTER STORAGE & PERIPHERALS (1.8%)
EMC Corp.* .............................................................     438,225               5,889,744
Legato Systems, Inc.* ..................................................     204,700               2,654,959
Lexmark International, Inc.* ...........................................     266,285              15,710,815
Network Appliance, Inc.* ...............................................      64,700               1,414,989
                                                                                                 -----------
                                                                                                  25,670,507
                                                                                                 -----------
DIVERSIFIED TELECOMMUNICATION
  SERVICES (0.1%)
Crown Castle International
  Corp.*# ..............................................................     127,400               1,360,632
                                                                                                 -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (1.4%)
Celestica, Inc.* .......................................................      42,910               1,733,135
Flextronics International Ltd.* ........................................      96,104               2,305,535
Intersil Corp., Class A*# ..............................................     162,220               5,231,595
PerkinElmer, Inc. ......................................................      14,000                 490,280
Symbol Technologies, Inc. ..............................................      28,100                 446,228
Tandberg ASA* ..........................................................      25,300                 563,456
Tektronix, Inc. ........................................................     295,180               7,609,740
Waters Corp.* ..........................................................      26,500               1,026,875
                                                                                                 -----------
                                                                                                  19,406,844
                                                                                                 -----------
INTERNET SOFTWARE & SERVICES
  (2.9%)
Affiliated Computer Services,
  Inc., Class A*# ......................................................     161,900              17,182,447
Akamai Technologies, Inc.*# ............................................     168,320                 999,821
Openwave Systems, Inc.* ................................................     114,600               1,121,934
Riverstone Networks, Inc.* .............................................     222,738               3,697,451
SonicWall, Inc.* .......................................................      24,800                 482,112
VeriSign, Inc.*# .......................................................     403,845              15,362,264
webMethods, Inc.*# .....................................................      71,210               1,193,479
                                                                                                 -----------
                                                                                                  40,039,508
                                                                                                 -----------
IT CONSULTING & SERVICES (2.2%)
Accenture Ltd ..........................................................      92,910               2,501,137
BISYS Group, Inc. (The)* ...............................................     235,300              15,056,847
Sungard Data Systems, Inc.* ............................................     454,760              13,156,207
                                                                                                 -----------
                                                                                                  30,714,191
                                                                                                 -----------
NETWORKING EQUIPMENT (1.3%)
Cisco Systems, Inc.* ...................................................     686,026              12,423,931
Enterasys Networks, Inc.* ..............................................     539,500               4,774,575
Juniper Networks, Inc.* ................................................      68,400               1,296,180
                                                                                                 -----------
                                                                                                  18,494,686
                                                                                                 -----------
OFFICE ELECTRONICS (0.8%)
DST Systems, Inc.* .....................................................     234,630              11,696,305
                                                                                                 -----------


--------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER                VALUE
                                                                                OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT (1.0%)
Alpha Industries, Inc.* ................................................      54,200             $ 1,181,560
Novellus Systems, Inc.* ................................................     102,014               4,024,452
QLogic Corp.*# .........................................................     175,880               7,828,419
StorageNetworks, Inc.* .................................................     139,500                 862,110
                                                                                                 -----------
                                                                                                  13,896,541
                                                                                                 -----------
SEMICONDUCTORS (4.5%)
Altera Corp.* ..........................................................     276,010               5,856,932
Analog Devices, Inc.* ..................................................     461,200              20,472,668
Globespan Virata, Inc.* ................................................      73,400                 950,530
Maxim Integrated Products,
  Inc.* ................................................................      53,600               2,814,536
Microchip Technology, Inc.* ............................................      18,100                 701,194
Micron Technology, Inc.* ...............................................     118,010               3,658,310
STMicroelectronics N.V. (New
  York Shares)# ........................................................     367,320              11,633,024
Texas Instruments, Inc. ................................................     286,580               8,024,240
Xilinx, Inc.* ..........................................................     181,315               7,080,351
Zarlink Semiconductor, Inc.# ...........................................     120,800               1,359,000
                                                                                                 -----------
                                                                                                  62,550,785
                                                                                                 -----------
SYSTEMS SOFTWARE (5.6%)
Adobe Systems, Inc. ....................................................     164,437               5,105,769
BMC Software, Inc.* ....................................................      12,000                 196,440
Computer Associates
  International, Inc. ..................................................     210,670               7,266,008
McData Corp., Class A*# ................................................     103,100               2,525,950
Microsoft Corp.* .......................................................     313,908              20,796,405
Netscreen Technologies, Inc.* ..........................................         480                  10,622
Oracle Corp.* ..........................................................   1,498,955              20,700,569
VERITAS Software Corp.* ................................................     503,750              22,583,113
                                                                                                 -----------
                                                                                                  79,184,876
                                                                                                 -----------
TELECOMMUNICATIONS EQUIPMENT (2.8%)
CIENA Corp.* ...........................................................     371,262               5,312,759
Nokia OYJ (ADR) ........................................................     582,900              14,298,537
Powerwave Technologies, Inc.* ..........................................      19,700                 340,416
QUALCOMM, Inc.* ........................................................     333,920              16,862,960
Tekelec*# ..............................................................     171,070               3,098,078
                                                                                                 -----------
                                                                                                  39,912,750
                                                                                                 -----------
  TOTAL INFORMATION TECHNOLOGY..........................................                         415,205,731
                                                                                                 -----------
MATERIALS (0.5%)
PAPER & FOREST PRODUCTS (0.5%)
International Paper Co. ................................................     171,000               6,899,850
                                                                                                 -----------
TELECOMMUNICATION SERVICES (6.3%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (3.9%)
Advanced Fibre
  Communications, Inc.* ................................................      51,790                 915,129
Amdocs Ltd.*# ..........................................................     218,600               7,425,842
American Tower Corp.,
  Class A*# ............................................................     532,100               5,038,987
Comverse Technology, Inc.* .............................................     559,440              12,514,673
EchoStar Communications Corp.,
  Class A*# ............................................................     814,900              22,385,303
Extreme Networks, Inc.*# ...............................................      99,610               1,284,969
L-3 Communications Holdings,
  Inc.* ................................................................      10,800                 972,000

EQ ADVISORS TRUST
EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001




--------------------------------------------------------------------------------
                                            NUMBER              VALUE
                                           OF SHARES          (NOTE 1)
--------------------------------------------------------------------------------
Qwest Communications
  International, Inc. ...............         285,100       $    4,028,463
                                                            --------------
                                                                54,565,366
                                                            --------------
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES (0.3%)
Time Warner Telecom, Inc.,
  Class A*# .........................         271,900            4,809,911
                                                            --------------
TELECOMMUNICATIONS EQUIPMENT (0.1%)
Motorola, Inc. ......................          85,940            1,290,819
                                                            --------------
WIRELESS TELECOMMUNICATION
  SERVICES (2.0%)
AT&T Wireless Services, Inc.* .......         629,810            9,050,370
Nextel Partners, Inc., Class A*#.....         130,600            1,567,200
Sprint Corp. (PCS Group)*# ..........         494,490           12,070,501
Vodafone Group plc (ADR)# ...........         218,289            5,605,661
                                                            --------------
                                                                28,293,732
                                                            --------------
  TOTAL TELECOMMUNICATION
     SERVICES .......................                           88,959,828
                                                            --------------
UTILITIES (2.0%)
ELECTRIC UTILITIES (0.3%)
AES Corp.* ..........................         217,175            3,550,811
                                                            --------------
GAS UTILITIES (0.9%)
El Paso Corp. .......................         296,123           13,210,047
                                                            --------------
MULTI -- UTILITIES (0.8%)
Calpine Corp.* ......................         105,950            1,778,901
Dynegy, Inc., Class A ...............         355,882            9,074,991
                                                            --------------
                                                                10,853,892
                                                            --------------


--------------------------------------------------------------------------------
                                            NUMBER              VALUE
                                           OF SHARES          (NOTE 1)
--------------------------------------------------------------------------------
  TOTAL UTILITIES ...................                       $   27,614,750
                                                            --------------
TOTAL COMMON STOCKS (95.6%) .........
  (Cost $1,338,774,524)..............                       1,346,178,691
                                                            --------------
PREFERRED STOCKS:
HEALTH CARE (0.1%)
HEALTH CARE EQUIPMENT &
  SERVICES (0.1%)
Fresenius Medical Care
  (Cost $1,061,015) .................          23,300           1,074,281
                                                            --------------
                                           PRINCIPAL
                                           AMOUNT
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (6.0%)
  JPMorgan Chase Nassau,
     1.02%, 1/2/02
  (Amortized Cost $84,195,816).......   $84,195,816            84,195,816
                                                            --------------
TOTAL INVESTMENTS (101.7%)
  (Cost/Amortized Cost
     $1,424,031,355).................                       1,431,448,788
OTHER ASSETS LESS LIABILITIES
  (-1.7%) ...........................                         (24,254,729)
                                                            --------------
NET ASSETS (100%) ...................                     $1,407,194,059
                                                          ================

----------
*   Non-income producing.
#   All, or a portion of security out on loan (Note 1).

    Glossary:
    ADR--American Depositary Receipt

--------------------------------------------------------------------------------

Investment security transactions for the year ended December 31, 2001 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $3,874,799,301
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     3,768,754,721

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:



 Aggregate gross unrealized appreciation.........    $   51,946,831
 Aggregate gross unrealized depreciation.........      (143,550,750)
                                                     --------------
Net unrealized depreciation .....................    $  (91,603,741)
                                                     ==============
Federal income tax cost of investments ..........    $1,523,052,529
                                                     ==============

At December 31, 2001, the Portfolio had loaned securities with a total value of $154,438,419 which was secured by collateral of $160,106,910.

The Portfolio has a net capital loss carryforward of $599,155,945 which expires in the year 2009.







                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MFS INVESTORS TRUST PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001




--------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER                VALUE
                                                                                OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (10.6%)
APPAREL RETAIL (0.1%)
The GAP, Inc. ..........................................................     22,300              $    310,862
                                                                                                 ------------
AUTOMOBILES (0.1%)
Ford Motor Co. .........................................................     18,400                   289,248
                                                                                                 ------------
DEPARTMENT STORES (0.6%)
Sears, Roebuck & Co. ...................................................     30,400                 1,448,256
                                                                                                 ------------
GENERAL MERCHANDISE STORES (3.0%)
Costco Wholesale Corp.* ................................................     21,000                   931,980
Family Dollar Stores, Inc. .............................................      5,700                   170,886
Target Corp. ...........................................................     42,500                 1,744,625
Wal-Mart Stores, Inc. ..................................................     76,706                 4,414,430
                                                                                                 ------------
                                                                                                    7,261,921
                                                                                                 ------------
HOME IMPROVEMENT RETAIL (0.6%)
Home Depot, Inc. .......................................................      5,300                   270,353
Lowe's Cos., Inc. ......................................................     23,000                 1,067,430
                                                                                                 ------------
                                                                                                    1,337,783
                                                                                                 ------------
MEDIA (5.9%)
AOL Time Warner, Inc.* .................................................     86,667                 2,782,011
Liberty Media Corp., Class A * .........................................     11,500                   161,000
Clear Channel
  Communications, Inc.* ................................................     42,100                 2,143,311
Comcast Corp., Class A* ................................................      5,380                   193,680
Gannett Co., Inc. ......................................................     29,544                 1,986,243
McGraw-Hill Cos., Inc. .................................................      9,300                   567,114
New York Times Co., Class A ............................................     37,520                 1,622,740
Reuters Group plc (ADR)# ...............................................      6,552                   393,055
Viacom, Inc., Class B* .................................................     94,662                 4,179,327
Walt Disney Co. ........................................................     20,400                   422,688
                                                                                                 ------------
                                                                                                   14,451,169
                                                                                                 ------------
TEXTILES & APPAREL (0.3%)
Fast Retailing Co., Ltd. ...............................................      2,100                   186,909
Nike, Inc., Class B ....................................................      8,400                   472,416
                                                                                                 ------------
                                                                                                      659,325
                                                                                                 ------------
  TOTAL CONSUMER DISCRETIONARY..........................................                           25,758,564
                                                                                                 ------------
CONSUMER STAPLES (8.5%)
BEVERAGES (2.5%)
Anheuser-Busch Cos., Inc. ..............................................     46,276                 2,092,138
Coca-Cola Co. ..........................................................      6,780                   319,677
Diageo plc .............................................................    108,495                 1,237,074
PepsiCo, Inc. ..........................................................     51,763                 2,520,340
                                                                                                 ------------
                                                                                                    6,169,229
                                                                                                 ------------
DRUG RETAIL (0.2%)
Walgreen Co. ...........................................................     13,400                   451,044
                                                                                                 ------------
FOOD PRODUCTS (2.0%)
Kellogg Co. ............................................................      3,200                    96,320
Kraft Foods, Inc. ......................................................      7,700                   262,031
Nestle S.A. (Registered) ...............................................      3,683                   785,127
Philip Morris Cos., Inc. ...............................................     78,860                 3,615,731
                                                                                                 ------------
                                                                                                    4,759,209
                                                                                                 ------------
FOOD RETAIL (1.7%)
Kroger Co.* ............................................................     75,391                 1,573,410
Safeway, Inc.* .........................................................     52,417                 2,188,410


--------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER                VALUE
                                                                                OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
SYSCO Corp. ............................................................    13,800               $    361,836
                                                                                                 ------------
                                                                                                    4,123,656
                                                                                                 ------------
HOUSEHOLD PRODUCTS (1.3%)
Kimberly-Clark Corp. ...................................................    11,600                    693,680
Procter & Gamble Co. ...................................................    30,549                  2,417,342
                                                                                                 ------------
                                                                                                    3,111,022
                                                                                                 ------------
PERSONAL PRODUCTS (0.8%)
Estee Lauder Cos., Inc., Class A........................................     8,700                    278,922
Gillette Co. ...........................................................    52,222                  1,744,215
                                                                                                 ------------
                                                                                                    2,023,137
                                                                                                 ------------
  TOTAL CONSUMER STAPLES ...............................................                           20,637,297
                                                                                                 ------------
ENERGY (5.9%)
INTEGRATED OIL & GAS (4.1%)
BP plc (ADR) ...........................................................    37,634                  1,750,357
ChevronTexaco Corp. ....................................................     6,413                    574,669
Conoco, Inc. ...........................................................    11,700                    331,110
Exxon Mobil Corp. ......................................................   139,526                  5,483,372
Occidental Petroleum Corp. .............................................     8,770                    232,668
Total FinaElf S.A. .....................................................     5,400                    770,363
Total FinaElf S.A. (ADR)# ..............................................    13,300                    934,192
                                                                                                 ------------
                                                                                                   10,076,731
                                                                                                 ------------
OIL & GAS DRILLING (0.2%)
GlobalSantaFe Corp. ....................................................    21,300                    607,476
                                                                                                 ------------
OIL & GAS EQUIPMENT & SERVICES (0.9%)
Baker Hughes, Inc. .....................................................    27,870                  1,016,419
Devon Energy Corp. .....................................................     2,400                     92,760
Schlumberger Ltd. ......................................................    18,000                    989,100
                                                                                                 ------------
                                                                                                    2,098,279
                                                                                                 ------------
OIL & GAS EXPLORATION &
  PRODUCTION (0.7%)
Anadarko Petroleum Corp. ...............................................    14,700                    835,695
Apache Corp. ...........................................................     7,700                    384,076
Unocal Corp. ...........................................................    10,300                    371,521
                                                                                                 ------------
                                                                                                    1,591,292
                                                                                                 ------------
  TOTAL ENERGY .........................................................                           14,373,778
                                                                                                 ------------
FINANCIALS (19.1%)
BANKS (4.2%)
Bank of America Corp. ..................................................    55,300                  3,481,135
Comerica, Inc. .........................................................    22,800                  1,306,440
FleetBoston Financial Corp. ............................................    40,100                  1,463,650
Mellon Financial Corp. .................................................    19,500                    733,590
PNC Financial Services
  Group, Inc. ..........................................................    11,300                    635,060
SouthTrust Corp. .......................................................    12,900                    318,243
US Bancorp .............................................................    13,800                    288,834
Wells Fargo & Co. ......................................................    45,518                  1,977,757
                                                                                                 ------------
                                                                                                   10,204,709
                                                                                                 ------------
DIVERSIFIED FINANCIALS (8.6%)
American Express Co. ...................................................       700                     24,983
Capital One Financial Corp. ............................................    24,050                  1,297,497
Citigroup, Inc. ........................................................   119,393                  6,026,959
Fannie Mae .............................................................    24,180                  1,922,310
Freddie Mac ............................................................    92,128                  6,025,171
Goldman Sachs Group, Inc. ..............................................    12,300                  1,140,825

EQ ADVISORS TRUST
EQ/MFS INVESTORS TRUST PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER                VALUE
                                                                                OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc. ..............................................     33,730              $  1,758,008
Morgan Stanley Dean
  Witter & Co. .........................................................     27,560                 1,541,706
State Street Corp. .....................................................     22,840                 1,193,390
                                                                                                 ------------
                                                                                                   20,930,849
                                                                                                 ------------
INSURANCE (6.3%)
AFLAC, Inc. ............................................................     11,668                   286,566
Allstate Corp. .........................................................      9,000                   303,300
American International
  Group, Inc. ..........................................................     74,730                 5,933,562
Chubb Corp. ............................................................      5,600                   386,400
CIGNA Corp. ............................................................     10,593                   981,442
Hartford Financial Services
  Group, Inc. ..........................................................     23,514                 1,477,385
Lincoln National Corp. .................................................      7,736                   375,738
Marsh & McLennan Cos., Inc. ............................................      4,840                   520,058
Metlife, Inc.# .........................................................     41,250                 1,306,800
Muenchener Rueckversicherungs-
  Gesellschaft AG (Registered)..........................................        600                   162,760
St. Paul Cos., Inc.(The) ...............................................     57,920                 2,546,742
UnumProvident Corp. ....................................................     14,920                   395,529
XL Capital Ltd., Class A ...............................................      9,300                   849,648
                                                                                                 ------------
                                                                                                   15,525,930
                                                                                                 ------------
  TOTAL FINANCIALS .....................................................                           46,661,488
                                                                                                 ------------
HEALTH CARE (14.8%)
BIOTECHNOLOGY (0.1%)
Genentech, Inc.* .......................................................      6,100                   330,925
                                                                                                 ------------
HEALTH CARE EQUIPMENT &
  SERVICES (2.5%)
Applied Biosystems Group --
  Applera Corp. ........................................................     27,490                 1,079,532
Cardinal Health, Inc. ..................................................     23,830                 1,540,848
Guidant Corp.* .........................................................     26,580                 1,323,684
HCA, Inc.# .............................................................     32,200                 1,240,988
McKesson HBOC, Inc. ....................................................      6,100                   228,140
UnitedHealth Group, Inc. ...............................................      8,868                   627,588
                                                                                                 ------------
                                                                                                    6,040,780
                                                                                                 ------------
PHARMACEUTICALS (12.2%)
Abbott Laboratories ....................................................     32,700                 1,823,025
Allergan, Inc. .........................................................     13,250                   994,413
American Home Products Corp. ...........................................     85,779                 5,263,399
Bristol-Myers Squibb Co. ...............................................     51,952                 2,649,552
Eli Lilly & Co. ........................................................     52,300                 4,107,642
Johnson & Johnson ......................................................     47,218                 2,790,584
Merck & Co., Inc. ......................................................     17,060                 1,003,128
Novartis AG (Registered) ...............................................     15,700                   567,265
Pfizer, Inc. ...........................................................    185,189                 7,379,782
Pharmacia Corp. ........................................................     18,200                   776,230
Sanofi-Synthelabo S.A. .................................................     15,600                 1,162,694
Schering-Plough Corp. ..................................................     36,805                 1,317,987
                                                                                                 ------------
                                                                                                   29,835,701
                                                                                                 ------------
  TOTAL HEALTH CARE ....................................................                           36,207,406
                                                                                                 ------------
INDUSTRIALS (10.3%)
AEROSPACE & DEFENSE (0.5%)
Boeing Co. .............................................................      4,080                   158,222
General Dynamics Corp. .................................................      6,946                   553,180
Northrop Grumman Corp. .................................................      6,700                   675,427
                                                                                                 ------------
                                                                                                    1,386,829
                                                                                                 ------------


--------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER                VALUE
                                                                                OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
AIR FREIGHT & COURIERS (0.7%)
FedEx Corp.* ...........................................................    15,600               $    809,328
United Parcel Service, Inc.
  Class B ..............................................................    16,200                    882,900
                                                                                                 ------------
                                                                                                    1,692,228
                                                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (2.5%)
Automatic Data Processing, Inc. ........................................    23,649                  1,392,926
Avery Dennison Corp. ...................................................     5,900                    333,527
Cendant Corp.* .........................................................     7,700                    150,997
Concord EFS, Inc.* .....................................................    11,500                    376,970
First Data Corp. .......................................................    37,457                  2,938,502
IMS Health, Inc. .......................................................    19,690                    384,152
Waste Management, Inc. .................................................    16,900                    539,279
                                                                                                 ------------
                                                                                                    6,116,353
                                                                                                 ------------
INDUSTRIAL CONGLOMERATES (4.9%)
General Electric Co. ...................................................   140,361                  5,625,669
Minnesota Mining &
  Manufacturing Co. ....................................................    16,900                  1,997,749
Tyco International Ltd. ................................................    72,416                  4,265,302
                                                                                                 ------------
                                                                                                   11,888,720
                                                                                                 ------------
MACHINERY (1.1%)
Caterpillar, Inc. ......................................................     9,000                    470,250
Danaher Corp.# .........................................................     9,900                    597,069
Deere & Co. ............................................................    28,240                  1,232,958
Ingersol-Rand Co. ......................................................    10,100                    422,281
                                                                                                 ------------
                                                                                                    2,722,558
                                                                                                 ------------
RAILROADS (0.6%)
Burlington Northern
  Santa Fe Corp. .......................................................     6,300                    179,739
Canadian National Railway Co.#. ........................................    26,068                  1,258,563
                                                                                                 ------------
                                                                                                    1,438,302
                                                                                                 ------------
  TOTAL INDUSTRIALS ....................................................                           25,244,990
                                                                                                 ------------
INFORMATION TECHNOLOGY (14.2%)
COMPUTER HARDWARE (3.4%)
Compaq Computer Corp. ..................................................    27,906                    272,362
Dell Computer Corp.* ...................................................    38,200                  1,038,276
International Business
  Machines Corp. .......................................................    51,456                  6,224,118
Sun Microsystems, Inc.* ................................................    59,000                    725,700
                                                                                                 ------------
                                                                                                    8,260,456
                                                                                                 ------------
COMPUTER STORAGE & PERIPHERALS
  (0.2%)
EMC Corp.* .............................................................    12,810                    172,166
Lexmark International, Inc.* ...........................................     6,400                    377,600
                                                                                                 ------------
                                                                                                      549,766
                                                                                                 ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (0.2%)
Agilent Technologies, Inc.* ............................................     5,200                    148,252
Flextronics International Ltd.* ........................................     9,980                    239,420
                                                                                                 ------------
                                                                                                      387,672
                                                                                                 ------------
INTERNET SOFTWARE & SERVICES (0.2%)
Check Point Software
  Technologies Ltd.*# ..................................................     6,300                    251,307
VeriSign, Inc.*# .......................................................     6,700                    254,868
                                                                                                 ------------
                                                                                                      506,175
                                                                                                 ------------

EQ ADVISORS TRUST
EQ/MFS INVESTORS TRUST PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                              NUMBER                VALUE
                                            OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
NETWORKING EQUIPMENT (0.9%)
Cisco Systems, Inc.* ...............   120,108               $ 2,175,156
                                                             -----------
SEMICONDUCTOR EQUIPMENT (0.4%)
Lam Research Corp.* ................     6,200                   143,964
Novellus Systems, Inc.*# ...........    20,900                   824,505
                                                             -----------
                                                                 968,469
                                                             -----------
SEMICONDUCTORS (2.7%)
Analog Devices, Inc.* ..............    52,020                 2,309,168
Intel Corp. ........................    31,630                   994,763
Linear Technology Corp. ............    15,240                   594,970
LSI Logic Corp.*# ..................     4,900                    77,322
Maxim Integrated Products* .........     5,800                   304,558
Micron Technology, Inc.* ...........     5,700                   176,700
STMicroelectronics N.V. (New
  York Shares)# ....................    17,200                   544,724
Texas Instruments, Inc. ............    56,738                 1,588,664
                                                             -----------
                                                               6,590,869
                                                             -----------
SYSTEMS SOFTWARE (4.7%)
Adobe Systems, Inc. ................    21,400                   664,470
BMC Software, Inc.* ................    13,900                   227,543
Microsoft Corp.* ...................   107,323                 7,110,149
Oracle Corp.* ......................   156,596                 2,162,591
VERITAS Software Corp.* ............    29,570                 1,325,623
                                                             -----------
                                                              11,490,376
                                                             -----------
TELECOMMUNICATIONS
  EQUIPMENT (1.5%)
CIENA Corp.* .......................     7,400                   105,894
JDS Uniphase Corp.* ................    14,100                   122,388
Motorola, Inc. .....................    69,700                 1,046,894
Nokia OYJ (ADR) ....................    51,600                 1,265,748
Nortel Networks Corp.# .............    31,700                   237,750
QUALCOMM, Inc.* ....................    18,100                   914,050
                                                             -----------
                                                               3,692,724
                                                             -----------
  TOTAL INFORMATION TECHNOLOGY......                          34,621,663
                                                             -----------
MATERIALS (3.3%)
CHEMICALS (1.8%)
Air Products & Chemicals, Inc. .....    17,200                   806,852
Akzo Nobel N.V. ....................    12,060                   537,917
Dow Chemical Co. ...................     8,800                   297,264
Du Pont (E.I.) de
  Nemours & Co. ....................     6,030                   256,335
Praxair, Inc. ......................    23,000                 1,270,750
Rohm & Haas Co. ....................     8,696                   301,142
Syngenta AG* .......................    19,823                 1,026,604
                                                             -----------
                                                               4,496,864
                                                             -----------
METALS & MINING (0.8%)
Alcoa, Inc. ........................    55,960                 1,989,378
                                                             -----------


--------------------------------------------------------------------------------
                                              NUMBER                VALUE
                                            OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (0.7%)
International Paper Co. ............    39,200               $ 1,581,720
                                                             -----------
  TOTAL MATERIALS ..................                           8,067,962
                                                             -----------
TELECOMMUNICATION SERVICES (5.3%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (4.6%)
Alltel Corp. .......................     6,590                   406,801
Amdocs Ltd.*# ......................    15,000                   509,550
AT&T Corp. .........................    55,920                 1,014,389
BCE, Inc. ..........................    12,900                   294,120
BellSouth Corp. ....................    65,400                 2,495,010
EchoStar Communications Corp.,
  Class A*# ........................     5,400                   148,338
SBC Communications, Inc. ...........    61,651                 2,414,870
Sprint Corp. (FON Group) ...........    45,190                   907,415
Verizon Communications, Inc. .......    66,066                 3,135,492
                                                             -----------
                                                              11,325,985
                                                             -----------
WIRELESS TELECOMMUNICATION
  SERVICES (0.7%)
AT&T Wireless Services, Inc. * .....    62,733                   901,473
Sprint Corp. (PCS Group)*# .........    29,556                   721,462
                                                             -----------
                                                               1,622,935
                                                             -----------
  TOTAL TELECOMMUNICATION
     SERVICES ......................                          12,948,920
                                                             -----------
UTILITIES (2.5%)
ELECTRIC UTILITIES (1.2%)
Dominion Resources, Inc. ...........    12,180                   732,018
Duke Energy Corp. ..................    12,100                   475,046
Exelon Corp. .......................    27,252                 1,304,826
FirstEnergy Corp.* .................     7,700                   269,346
                                                             -----------
                                                               2,781,236
                                                             -----------
GAS UTILITIES (0.9%)
EL Paso Corp. ......................    25,904                 1,155,578
KeySpan Corp. ......................     9,100                   315,315
NiSource, Inc.# ....................    34,440                   794,186
                                                             -----------
                                                               2,265,079
                                                             -----------
MULTI -- UTILITIES (0.4%)
Calpine Corp.* .....................    14,400                   241,776
Dynegy, Inc., Class A ..............     9,330                   237,915
Williams Cos., Inc. ................    19,000                   484,880
                                                             -----------
                                                                 964,571
                                                             -----------
  TOTAL UTILITIES ..................                           6,010,886
                                                             -----------
TOTAL COMMON STOCKS (94.5%)
  (Cost $228,394,767)...............                         230,532,954
                                                             -----------
PREFERRED STOCKS:
UTILITIES (0.0%)
ELECTRIC UTILITIES (0.0%)
TXU Corp.
  (Cost $54,952)....................     2,630                    65,750
                                                             -----------

EQ ADVISORS TRUST
EQ/MFS INVESTORS TRUST PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001


--------------------------------------------------------------------------------
                                           PRINCIPAL          VALUE
                                            AMOUNT          (NOTE 1)
--------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (5.2%)
JPMorgan Chase Nassau,
  1.02%, 1/2/02
(Amortized Cost $12,725,944).........    $12,725,944      $12,725,944
                                                          -----------



                                            VALUE
                                           (NOTE 1)
                                       ---------------
TOTAL INVESTMENTS (99.7%)
  (Cost/Amortized Cost
     $241,175,663)..................    $243,324,648
OTHER ASSETS LESS LIABILITIES (0.3)          713,690
                                        ------------
NET ASSETS (100%) ..................    $244,038,338
                                        ============

----------
*   Non-income producing.

#   All, or a portion of security out on loan (Note 1).

    Glossary:
    ADR--American Depositary Receipt

--------------------------------------------------------------------------------

Investment security transactions for the year ended December 31, 2001 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $ 240,968,775
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      182,407,608

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $  10,615,060
Aggregate gross unrealized depreciation .........      (12,980,404)
                                                     -------------
Net unrealized depreciation .....................    $  (2,365,344)
                                                     =============
Federal income tax cost of investments ..........    $ 245,689,992
                                                     =============

At December 31, 2001, the Portfolio had loaned securities with a total value of $7,620,475 which was secured by collateral of $7,814,472.


The Portfolio has a net capital loss carryforward of $30,368,379 of which $836,647 expires in the year 2007, $146,486 in the year 2008, and $29,385,246 in the year 2009.



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MFS RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001




--------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER               VALUE
                                                                               OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (14.3%)
AUTOMOBILES (1.4%)
Harley-Davidson, Inc. ..................................................   142,200             $  7,722,882
Honda Motor Co., Ltd. ..................................................    44,600                1,780,527
                                                                                               ------------
                                                                                                  9,503,409
                                                                                               ------------
DEPARTMENT STORES (0.8%)
Sears, Roebuck & Co. ...................................................   113,600                5,411,904
                                                                                               ------------
GENERAL MERCHANDISE STORES (2.4%)
Family Dollar Stores, Inc. .............................................    90,000                2,698,200
Target Corp. ...........................................................   182,100                7,475,205
Wal-Mart Stores, Inc. ..................................................   109,750                6,316,113
                                                                                               ------------
                                                                                                 16,489,518
                                                                                               ------------
HOME IMPROVEMENT RETAIL (2.4%)
Home Depot, Inc. .......................................................   232,300               11,849,623
Lowe's Cos., Inc. ......................................................   102,400                4,752,384
                                                                                               ------------
                                                                                                 16,602,007
                                                                                               ------------
HOTELS (0.3%)
Starwood Hotels & Resorts
  Worldwide, Inc.# .....................................................    73,200                2,185,020
                                                                                               ------------
MEDIA (6.2%)
AOL Time Warner, Inc.* .................................................   182,800                5,867,880
Charter Communications, Inc.,
  Class A*# ............................................................   118,700                1,950,241
Clear Channel Communications,
  Inc.* ................................................................   222,550               11,330,021
Comcast Corp., Class A* ................................................   150,370                5,413,320
USA Networks, Inc.* ....................................................    17,700                  483,387
Viacom, Inc., Class B* .................................................   387,083               17,089,714
                                                                                               ------------
                                                                                                 42,134,563
                                                                                               ------------
TEXTILES & APPAREL (0.8%)
Nike, Inc., Class B ....................................................    99,900                5,618,376
                                                                                               ------------
  TOTAL CONSUMER DISCRETIONARY .........................................                         97,944,797
                                                                                               ------------
CONSUMER STAPLES (6.1%)
BEVERAGES (1.6%)
Anheuser-Busch Cos., Inc. ..............................................   128,240                5,797,730
Diageo plc .............................................................   278,800                3,178,913
PepsiCo, Inc. ..........................................................    46,824                2,279,861
                                                                                               ------------
                                                                                                 11,256,504
                                                                                               ------------
FOOD PRODUCTS (0.4%)
Unilever N.V. ..........................................................    46,800                2,740,934
                                                                                               ------------
FOOD RETAIL (1.9%)
Safeway, Inc.* .........................................................   309,720               12,930,810
                                                                                               ------------
HOUSEHOLD PRODUCTS (1.6%)
Kimberly-Clark Corp. ...................................................    59,800                3,576,040
Procter & Gamble Co. ...................................................    91,400                7,232,482
                                                                                               ------------
                                                                                                 10,808,522
                                                                                               ------------
PERSONAL PRODUCTS (0.6%)
Gillette Co. ...........................................................   123,500                4,124,900
                                                                                               ------------
  TOTAL CONSUMER STAPLES ...............................................                         41,861,670
                                                                                               ------------
ENERGY (7.0%)
INTEGRATED OIL & GAS (4.5%)
BP plc .................................................................   478,900                3,714,517


--------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER               VALUE
                                                                               OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
Equitable Resources, Inc. ..............................................    42,800             $  1,458,196
Exxon Mobil Corp. ......................................................   476,442               18,724,175
TotalFinaElf S.A.* .....................................................    46,020                6,565,199
                                                                                               ------------
                                                                                                 30,462,087
                                                                                               ------------
OIL & GAS DRILLING (0.5%)
GlobalSantaFe Corp.
  (Berlin Exchange) ....................................................   112,914                3,220,307
                                                                                               ------------
OIL & GAS EQUIPMENT &
  SERVICES (0.6%)
Devon Energy Corp.# ....................................................    85,640                3,309,986
Technip S.A. ...........................................................     8,500                1,133,985
                                                                                               ------------
                                                                                                  4,443,971
                                                                                               ------------
OIL & GAS EXPLORATION &
  PRODUCTION (1.4%)
Anadarko Petroleum Corp. ...............................................    67,300                3,826,005
Apache Corp. ...........................................................    38,610                1,925,867
EOG Resources, Inc.# ...................................................    94,740                3,705,281
                                                                                               ------------
                                                                                                  9,457,153
                                                                                               ------------
  TOTAL ENERGY .........................................................                         47,583,518
                                                                                               ------------
FINANCIALS (22.9%)
BANKS (5.1%)
Bank of America Corp. ..................................................   227,460               14,318,607
Comerica, Inc. .........................................................    40,400                2,314,920
FleetBoston Financial Corp. ............................................   317,030               11,571,595
PNC Financial Services Group, Inc. .....................................    67,800                3,810,360
SouthTrust Corp. .......................................................   103,280                2,547,917
                                                                                               ------------
                                                                                                 34,563,399
                                                                                               ------------
DIVERSIFIED FINANCIALS (8.7%)
Capital One Financial Corp. ............................................   152,940                8,251,113
Citigroup, Inc. ........................................................   307,156               15,505,235
Fannie Mae .............................................................   181,970               14,466,615
Freddie Mac ............................................................   230,900               15,100,860
Goldman Sachs Group, Inc. ..............................................    23,600                2,188,900
Merrill Lynch & Co., Inc. ..............................................    72,700                3,789,124
                                                                                               ------------
                                                                                                 59,301,847
                                                                                               ------------
INSURANCE (9.1%)
Ace Ltd. ...............................................................   176,700                7,094,505
AFLAC, Inc. ............................................................   140,690                3,455,346
Allstate Corp. .........................................................   103,400                3,484,580
American International Group, Inc. .....................................   170,235               13,516,659
Chubb Corp. ............................................................    39,300                2,711,700
CIGNA Corp. ............................................................    75,930                7,034,915
Hartford Financial Services Group,
  Inc. .................................................................    54,200                3,405,386
Metlife, Inc.# .........................................................   266,700                8,449,056
St. Paul Cos., Inc. ....................................................   145,540                6,399,394
XL Capital Ltd., Class A ...............................................    76,600                6,998,176
                                                                                               ------------
                                                                                                 62,549,717
                                                                                               ------------
  TOTAL FINANCIALS .....................................................                        156,414,963
                                                                                               ------------
HEALTH CARE (14.2%)
BIOTECHNOLOGY (1.0%)
Genzyme Corp. -- General
  Division* ............................................................   117,700                7,045,522
                                                                                               ------------

EQ ADVISORS TRUST
EQ/MFS RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER               VALUE
                                                                               OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &
  SERVICES (2.6%)
Applied Biosystems Group --
  Applera Corp. ........................................................   184,610             $  7,249,635
Cardinal Health, Inc. ..................................................    83,560                5,402,989
Guidant Corp.* .........................................................    94,490                4,705,602
                                                                                               ------------
                                                                                                 17,358,226
                                                                                               ------------
PHARMACEUTICALS (10.6%)
Allergan, Inc. .........................................................    20,100                1,508,505
American Home Products Corp. ...........................................   290,600               17,831,216
Eli Lilly & Co. ........................................................   185,200               14,545,608
Johnson & Johnson ......................................................   257,300               15,206,430
Novartis AG (Registered) ...............................................    38,400                1,387,450
Pfizer, Inc. ...........................................................   431,130               17,180,531
Sanofi-Synthelabo S.A. .................................................    65,200                4,859,466
                                                                                               ------------
                                                                                                 72,519,206
                                                                                               ------------
  TOTAL HEALTH CARE ....................................................                         96,922,954
                                                                                               ------------
INDUSTRIALS (8.9%)
AEROSPACE & DEFENSE (1.0%)
Northrop Grumman Corp. .................................................    64,800                6,532,488
                                                                                               ------------
AIR FREIGHT & COURIERS (0.7%)
United Parcel Service, Inc. Class B ....................................    93,400                5,090,300
                                                                                               ------------
COMMERCIAL SERVICES & SUPPLIES (0.8%)
Automatic Data Processing, Inc. ........................................    92,560                5,451,784
                                                                                               ------------
INDUSTRIAL CONGLOMERATES (3.4%)
Minnesota Mining & Manufacturing
  Co. ..................................................................    77,520                9,163,639
Tyco International Ltd. ................................................   240,762               14,180,882
                                                                                               ------------
                                                                                                 23,344,521
                                                                                               ------------
MACHINERY (3.0%)
Danaher Corp.# .........................................................    69,200                4,173,452
Deere & Co. ............................................................   149,580                6,530,663
Illinois Tool Works, Inc. ..............................................    45,200                3,060,944
SPX Corp.*# ............................................................    48,600                6,653,340
                                                                                               ------------
                                                                                                 20,418,399
                                                                                               ------------
  TOTAL INDUSTRIALS ....................................................                         60,837,492
                                                                                               ------------
INFORMATION TECHNOLOGY (11.5%)
APPLICATION SOFTWARE (0.4%)
Rational Software Corp.*# ..............................................   136,840                2,668,380
                                                                                               ------------
COMPUTER HARDWARE (2.0%)
Dell Computer Corp.* ...................................................   185,900                5,052,762
International Business Machines
  Corp. ................................................................    71,790                8,683,719
                                                                                               ------------
                                                                                                 13,736,481
                                                                                               ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (0.5%)
Flextronics International Ltd.* ........................................   152,564                3,660,010
                                                                                               ------------
INTERNET SOFTWARE & SERVICES (0.6%)
VeriSign, Inc.* ........................................................    98,280                3,738,571
                                                                                               ------------
IT CONSULTING & SERVICES (0.6%)
Sungard Data Systems, Inc.* ............................................   145,700                4,215,101
                                                                                               ------------
NETWORKING EQUIPMENT (0.3%)
Enterasys Networks, Inc.* ..............................................   217,280                1,922,928
                                                                                               ------------


--------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER               VALUE
                                                                               OF SHARES            (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT (0.3%)
QLogic Corp.*# .........................................................    51,059             $  2,272,636
                                                                                               ------------
SEMICONDUCTORS (3.6%)
Analog Devices, Inc.* ..................................................   224,160                9,950,462
Atmel Corp.* ...........................................................   801,030                5,903,591
Intel Corp. ............................................................    99,990                3,144,686
Linear Technology Corp. ................................................   138,800                5,418,752
                                                                                               ------------
                                                                                                 24,417,491
                                                                                               ------------
SYSTEMS SOFTWARE (1.3%)
Oracle Corp.* ..........................................................   486,790                6,722,570
VERITAS Software Corp.* ................................................    53,410                2,394,370
                                                                                               ------------
                                                                                                  9,116,940
                                                                                               ------------
TELECOMMUNICATIONS EQUIPMENT (1.9%)
CIENA Corp.* ...........................................................   264,020                3,778,126
Motorola, Inc. .........................................................   326,900                4,910,038
QUALCOMM, Inc.* ........................................................    79,400                4,009,700
                                                                                               ------------
                                                                                                 12,697,864
                                                                                               ------------
 TOTAL INFORMATION TECHNOLOGY ..........................................                         78,446,402
                                                                                               ------------
MATERIALS (3.2%)
CHEMICALS (1.7%)
Air Products & Chemicals, Inc. .........................................    65,600                3,077,296
Praxair, Inc. ..........................................................    64,700                3,574,675
Syngenta AG* ...........................................................    87,660                4,539,781
                                                                                               ------------
                                                                                                 11,191,752
                                                                                               ------------
CONTAINERS & PACKAGING (0.2%)
Jefferson Smurfit Group plc ............................................   720,400                1,543,412
                                                                                               ------------
METALS & MINING (0.6%)
Alcoa, Inc. ............................................................   118,020                4,195,611
                                                                                               ------------
PAPER & FOREST PRODUCTS (0.7%)
International Paper Co. ................................................    84,200                3,397,470
Willamette Industries, Inc. ............................................    28,600                1,490,632
                                                                                               ------------
                                                                                                  4,888,102
                                                                                               ------------
  TOTAL MATERIALS ......................................................                         21,818,877
                                                                                               ------------
TELECOMMUNICATION SERVICES (6.1%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (4.7%)
Amdocs Ltd.*# ..........................................................   148,900                5,058,133
BellSouth Corp. ........................................................   259,400                9,896,110
Comverse Technology, Inc.* .............................................   198,600                4,442,682
EchoStar Communications Corp.,
  Class A*# ............................................................   204,400                5,614,868
Sprint Corp. (FON Group) ...............................................   365,130                7,331,811
                                                                                               ------------
                                                                                                 32,343,604
                                                                                               ------------
WIRELESS TELECOMMUNICATION
  SERVICES (1.4%)
AT&T Wireless Services, Inc. * .........................................   367,710                5,283,993
SBA Communications Corp.*# .............................................   146,100                1,902,222
Vodafone Group plc .....................................................   974,959                2,545,490
                                                                                               ------------
                                                                                                  9,731,705
                                                                                               ------------
  TOTAL TELECOMMUNICATION
     SERVICES ..........................................................                         42,075,309
                                                                                               ------------

EQ ADVISORS TRUST
EQ/MFS RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001


--------------------------------------------------------------------------------
                                   NUMBER        VALUE
                                 OF SHARES      (NOTE 1)
--------------------------------------------------------------------------------
UTILITIES (2.4%)
ELECTRIC UTILITIES (0.4%)
Calpine Corp.*# ............... 155,180      $  2,605,472
                                             ------------
GAS UTILITIES (1.1%)
El Paso Corp. ................. 168,286         7,507,239
                                             ------------
MULTI -- UTILITIES (0.9%)
Dynegy, Inc., Class A# ........ 244,250         6,228,375
                                             ------------
  TOTAL UTILITIES .............                16,341,086
                                             ------------
TOTAL COMMON STOCKS (96.6%)
  (Cost $679,094,830) .........               660,247,068
                                             ------------

--------------------------------------------------------------------------------
                                        PRINCIPAL         VALUE
                                         AMOUNT         (NOTE 1)
--------------------------------------------------------------------------------
SHORT-TERM DEBT
  SECURITIES:
TIME DEPOSIT (3.8%)
JPMorgan Chase Nassau,
  1.02%, 1/2/02
  (Amortized Cost $25,891,958) ..... $25,891,958      $ 25,891,958
                                                      ------------
TOTAL INVESTMENTS(100.4%)
  (Cost/Amortized Cost
  $704,986,788) ....................                   686,139,026
OTHER ASSETS
  LESS LIABILITIES (-0.4%) .........                    (2,785,268)
                                                      ------------
NET ASSETS (100%) ..................                  $683,353,758
                                                      ============

----------
*     Non-income producing.
#     All, or a portion of security on loan (Note 1).

--------------------------------------------------------------------------------

Investment security transactions for the year ended December 31, 2001 were as follows:




COST OF PURCHASES:
 Stocks and long-term corporate debt securities .........   $737,416,826
NET PROCEEDS OF SALES AND REDEMPTIONS:
 Stocks and long-term corporate debt securities .........    726,260,702

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:



 Aggregate gross unrealized appreciation.........    $  33,266,366
 Aggregate gross unrealized depreciation.........      (59,665,108)
                                                     -------------
Net unrealized depreciation .....................    $ (26,398,742)
                                                     =============
Federal income tax cost of investments ..........    $ 712,537,768
                                                     =============

At December 31, 2001 the Portfolio had loaned securities with a total value of $36,264,274 which was secured by collateral of $37,422,130.


The Portfolio has a net capital loss carryforward of $144,463,608 which expires in the year 2009.


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001




--------------------------------------------------------------------------------
                                             NUMBER                VALUE
                                           OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (7.3%)
APPAREL RETAIL (0.8%)
Limited, Inc. .....................   197,947               $  2,913,780
The GAP, Inc. .....................    67,661                    943,194
TJX Cos., Inc. ....................    15,027                    598,976
                                                            ------------
                                                               4,455,950
                                                            ------------
AUTO COMPONENTS (0.1%)
Lear Corp.* .......................    20,199                    770,390
                                                            ------------
AUTOMOBILES (0.8%)
Ford Motor Co. ....................   213,378                  3,354,302
General Motors Corp.# .............    31,172                  1,514,959
                                                            ------------
                                                               4,869,261
                                                            ------------
CASINOS & GAMING (0.2%)
Harrah's Entertainment, Inc.* .....    20,579                    761,629
MGM Mirage, Inc.*# ................    20,055                    578,988
                                                            ------------
                                                               1,340,617
                                                            ------------
COMPUTER & ELECTRONICS RETAIL (0.0%)
Circuit City Stores -- Circuit
  City Group ......................     8,400                    217,980
                                                            ------------
DEPARTMENT STORES (0.6%)
Federated Department Stores,
  Inc.* ...........................    48,593                  1,987,454
May Department Stores Co. .........     2,489                     92,043
J.C. Penny, Inc.# .................    50,750                  1,365,175
                                                            ------------
                                                               3,444,672
                                                            ------------
GENERAL MERCHANDISE STORES (0.0%)
Dollar General Corp.# .............     8,602                    128,170
                                                            ------------
HOME IMPROVEMENT RETAIL (0.0%)
Lowe's Cos., Inc. .................     4,634                    215,064
                                                            ------------
HOTELS (0.1%)
Starwood Hotels & Resorts
  Worldwide, Inc.# ................    10,325                    308,201
                                                            ------------
HOUSEHOLD DURABLES (0.4%)
Fortune Brands, Inc. ..............    30,752                  1,217,472
Newell Rubbermaid, Inc. ...........    34,085                    939,723
Whirlpool Corp. ...................     3,545                    259,955
                                                            ------------
                                                               2,417,150
                                                            ------------
LEISURE FACILITIES (0.2%)
Carnival Corp.# ...................    27,323                    767,230
Royal Caribbean Cruises Ltd.# .....    15,500                    251,100
                                                            ------------
                                                               1,018,330
                                                            ------------
LEISURE PRODUCTS (0.1%)
Mattel, Inc.# .....................    33,976                    584,387
                                                            ------------
MEDIA (2.6%)
Liberty Media Corp., Class A* .....    41,170                    576,380
Comcast Corp., Class A* ...........    20,100                    723,600
Dow Jones & Co., Inc. .............    24,399                  1,335,357
Interpublic Group Cos., Inc. ......    41,700                  1,231,818
McGraw-Hill Cos., Inc. ............    35,953                  2,192,414
New York Times Co., Class A .......     6,775                    293,019


--------------------------------------------------------------------------------
                                             NUMBER                VALUE
                                           OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Tribune Co. .......................    40,375               $  1,511,236
USA Networks, Inc.* ...............    22,625                    617,889
Viacom, Inc., Class B* ............    40,950                  1,807,942
Walt Disney Co. ...................   236,098                  4,891,951
                                                            ------------
                                                              15,181,606
                                                            ------------
PHOTOGRAPHIC PRODUCTS (0.2%)
Eastman Kodak Co. .................    34,819                  1,024,723
                                                            ------------
RESTAURANTS (0.6%)
Darden Restaurants, Inc. ..........     7,900                    279,660
McDonald's Corp. ..................    96,165                  2,545,488
Starbucks Corp.* ..................    30,888                    588,416
                                                            ------------
                                                               3,413,564
                                                            ------------
SPECIALTY STORES (0.4%)
Staples, Inc.* ....................   132,824                  2,483,809
                                                            ------------
TEXTILES & APPAREL (0.2%)
Cintas Corp.# .....................     4,834                    232,032
Jones Apparel Group, Inc.* ........    15,000                    497,550
Nike, Inc., Class B ...............    10,599                    596,088
                                                            ------------
                                                               1,325,670
                                                            ------------
  TOTAL CONSUMER DISCRETIONARY.....                           43,199,544
                                                            ------------
CONSUMER STAPLES (9.6%)
BEVERAGES (3.5%)
Adolph Coors Co., Class B# ........     2,800                    149,520
Anheuser-Busch Cos., Inc. .........   101,543                  4,590,759
Coca-Cola Co. .....................   187,790                  8,854,299
Coca-Cola Enterprises, Inc.# ......    87,612                  1,659,371
PepsiCo, Inc. .....................   110,234                  5,367,293
                                                            ------------
                                                              20,621,242
                                                            ------------
DRUG RETAIL (0.1%)
Rite Aid Corp.*# ..................   101,700                    514,602
                                                            ------------
FOOD PRODUCTS (3.3%)
Archer-Daniels-Midland Co. ........    20,094                    288,349
Campbell Soup Co. .................     7,067                    211,091
General Mills, Inc. ...............    16,800                    873,768
H.J. Heinz Co. ....................    31,900                  1,311,728
Kellogg Co. .......................    43,790                  1,318,079
Kraft Foods, Inc. .................    38,200                  1,299,946
Philip Morris Cos., Inc. ..........   266,841                 12,234,660
Sara Lee Corp. ....................    66,573                  1,479,918
Unilever N.V. .....................     8,363                    481,792
                                                            ------------
                                                              19,499,331
                                                            ------------
FOOD RETAIL (0.5%)
Albertson's, Inc. .................    43,400                  1,366,666
Kroger Co.* .......................    26,075                    544,185
Safeway, Inc.* ....................    13,292                    554,941
SYSCO Corp.# ......................    15,980                    418,996
                                                            ------------
                                                               2,884,788
                                                            ------------
HOUSEHOLD PRODUCTS (1.5%)
Clorox Co. ........................    45,830                  1,812,577
Kimberly-Clark Corp. ..............    41,802                  2,499,760
Procter & Gamble Co. ..............    54,887                  4,343,208
                                                            ------------
                                                               8,655,545
                                                            ------------

EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                              NUMBER                VALUE
                                            OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
PERSONAL PRODUCTS (0.7%)
Avon Products, Inc.# ...............      8,600              $    399,900
Gillette Co. .......................    112,970                 3,773,198
                                                             ------------
                                                                4,173,098
                                                             ------------
  TOTAL CONSUMER STAPLES ...........                           56,348,606
                                                             ------------
ENERGY (9.1%)
INTEGRATED OIL & GAS (7.1%)
BP plc (ADR) .......................    43,682                  2,031,650
ChevronTexaco Corp. ................    57,084                  5,115,297
Conoco, Inc. .......................    93,757                  2,653,323
Exxon Mobil Corp. ..................   501,249                 19,699,086
Occidental Petroleum Corp. .........    11,605                    307,880
Phillips Petroleum Co. .............    17,619                  1,061,721
Royal Dutch Petroleum Co.
  (ADR) ............................   195,096                  9,563,606
USX-Marathon Group, Inc. ...........    41,113                  1,233,390
                                                             ------------
                                                               41,665,953
                                                             ------------
OIL & GAS DRILLING (0.2%)
Transocean Sedco Forex, Inc. .......    39,089                  1,321,990
                                                             ------------
OIL & GAS EQUIPMENT &
  SERVICES (0.7%)
Baker Hughes, Inc. .................    18,229                    664,812
Kerr-McGee Corp. ...................     3,860                    211,528
Schlumberger Ltd. ..................    62,875                  3,454,981
                                                             ------------
                                                                4,331,321
                                                             ------------
OIL & GAS EXPLORATION &
  PRODUCTION (1.1%)
Anadarko Petroleum Corp. ...........     3,857                    219,271
Burlington Resources, Inc. .........    52,206                  1,959,813
EOG Resources, Inc.# ...............    13,841                    541,322
Murphy Oil Corp.# ..................     2,800                    235,312
Unocal Corp. .......................    93,863                  3,385,638
                                                             ------------
                                                                6,341,356
                                                             ------------
  TOTAL ENERGY .....................                           53,660,620
                                                             ------------
FINANCIALS (25.7%)
BANKS (10.3%)
Bank of America Corp. ..............   160,846                 10,125,256
Bank of New York Co., Inc. .........   108,370                  4,421,496
Bank One Corp. .....................   112,708                  4,401,247
BB&T Corp. .........................    26,926                    972,298
Charter One Financial, Inc. ........    46,560                  1,264,104
Comerica, Inc. .....................    63,179                  3,620,157
Fifth Third Bancorp ................    25,616                  1,571,029
First Tennessee National Corp. .....    17,192                    623,382
FleetBoston Financial Corp. ........    92,950                  3,392,675
KeyCorp. ...........................    15,573                    379,047
M&T Bank Corp. .....................     5,300                    386,105
Mellon Financial Corp. .............    92,277                  3,471,461
National City Corp. ................    59,862                  1,750,365
PNC Financial Services Group,
  Inc. .............................    10,670                    599,654
Sovereign Bancorp., Inc.# ..........    35,280                    431,827
SunTrust Banks, Inc. ...............    11,291                    707,946
Synovus Financial Corp. ............    47,500                  1,189,875
US Bancorp .........................   411,013                  8,602,502
Wachovia Corp. .....................    41,378                  1,297,614
Washington Mutual, Inc. ............    55,117                  1,802,326


--------------------------------------------------------------------------------
                                              NUMBER                VALUE
                                            OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Wells Fargo & Co. ..................   212,938               $  9,252,156
Zions Bancorp. .....................     6,214                    326,732
                                                             ------------
                                                               60,589,254
                                                             ------------
DIVERSIFIED FINANCIALS (12.2%)
American Express Co. ...............   111,942                  3,995,210
Bear Stearns Co., Inc.# ............     5,000                    293,200
Capital One Financial Corp. ........    19,326                  1,042,638
Citigroup, Inc. ....................   455,275                 22,982,282
Fannie Mae .........................    82,529                  6,561,055
Freddie Mac ........................    55,517                  3,630,812
Goldman Sachs Group, Inc. ..........    58,930                  5,465,757
Household International, Inc. ......    54,754                  3,172,447
JP Morgan Chase & Co. ..............   211,102                  7,673,558
Lehman Brothers Holdings, Inc. .....    18,207                  1,216,228
MBNA Corp. .........................    11,487                    404,342
Merrill Lynch & Co., Inc. ..........    92,134                  4,802,024
Morgan Stanley Dean Witter &
  Co. ..............................   154,914                  8,665,889
Providian Financial Corp. ..........    89,463                    317,594
Stilwell Financial, Inc. ...........    14,710                    400,406
T. Rowe Price Group, Inc. ..........    19,629                    681,715
USA Education, Inc. ................    10,410                    874,648
                                                             ------------
                                                               72,179,805
                                                             ------------
INSURANCE (2.9%)
Ace Ltd. ...........................    25,300                  1,015,795
AFLAC, Inc. ........................    29,906                    734,491
American International Group,
  Inc. .............................    14,751                  1,171,230
Berkshire Hathaway, Inc.,
  Class B* .........................     1,274                  3,216,850
Chubb Corp. ........................    27,000                  1,863,000
CIGNA Corp. ........................    35,871                  3,323,448
Hartford Financial Services
  Group, Inc. ......................    29,952                  1,881,884
Jefferson-Pilot Corp. ..............     4,548                    210,436
John Hancock Financial Services.....     2,457                    101,474
Loews Corp. ........................       865                     47,904
MGIC Investment Corp. ..............    12,378                    763,970
Principal Financial Group *# .......    14,800                    355,200
Prudential Financial, Inc. * .......    15,900                    527,721
Torchmark Corp. ....................     9,143                    359,594
UnumProvident Corp. ................    29,614                    785,067
XL Capital Ltd. ....................     6,600                    602,976
                                                             ------------
                                                               16,961,040
                                                             ------------
REAL ESTATE (0.3%)
Boston Properties, Inc. ............     7,700                    292,600
Equity Office Properties Trust
  Co. ..............................    37,900                  1,140,032
Equity Residential Property
  Trust ............................     9,238                    265,223
                                                             ------------
                                                                1,697,855
                                                             ------------
  TOTAL FINANCIALS .................                          151,427,954
                                                             ------------
HEALTH CARE (11.7%)
HEALTH CARE EQUIPMENT &
  SERVICES (0.9%)
Becton, Dickinson & Co. ............    10,172                    337,202
Cardinal Health, Inc. ..............    10,091                    652,484
HCA, Inc.# .........................     9,816                    378,309

EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                               NUMBER                VALUE
                                             OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Healthsouth Corp.* ..................    19,826               $    293,821
McKesson HBOC, Inc. .................       769                     28,760
Quest Diagnostics, Inc.* ............    13,679                    980,921
Tenet Healthcare Corp.* .............    12,443                    730,653
UnitedHealth Group, Inc. ............    21,342                  1,510,373
Wellpoint Health Networks,
  Inc.* .............................     4,947                    578,057
                                                              ------------
                                                                 5,490,580
                                                              ------------
PHARMACEUTICALS (10.8%)
Abbott Laboratories .................   104,316                  5,815,617
American Home Products Corp. ........    86,865                  5,330,036
Bristol-Myers Squibb Co. ............   208,725                 10,644,975
Eli Lilly & Co. .....................    66,068                  5,188,981
Johnson & Johnson ...................   223,728                 13,222,325
Merck & Co., Inc. ...................   244,553                 14,379,716
Pharmacia Corp. .....................    56,907                  2,427,084
Schering-Plough Corp. ...............   180,932                  6,479,175
                                                              ------------
                                                                63,487,909
                                                              ------------
  TOTAL HEALTH CARE .................                           68,978,489
                                                              ------------
INDUSTRIALS (9.3%)
AEROSPACE & DEFENSE (2.5%)
Boeing Co. ..........................    98,052                  3,802,457
General Dynamics Corp. ..............     9,583                    763,190
Goodrich Corp. ......................    18,648                    496,410
Honeywell International, Inc. .......    72,220                  2,442,480
Lockheed Martin Corp. ...............    59,838                  2,792,639
Rockwell Collins ....................    56,052                  1,093,014
United Technologies Corp. ...........    50,822                  3,284,626
                                                              ------------
                                                                14,674,816
                                                              ------------
AIR FREIGHT & COURIERS (0.0%)
United Parcel Service, Inc.
  Class B ...........................     3,369                    183,611
                                                              ------------
AIRLINES (0.1%)
Southwest Airlines Co. ..............    31,400                    580,272
                                                              ------------
COMMERCIAL SERVICES &
  SUPPLIES (1.8%)
Avery Dennison Corp. ................    18,706                  1,057,450
Cendant Corp.* ......................    23,951                    469,679
Convergys Corp.* ....................    29,748                  1,115,253
Fiserv, Inc.* .......................    17,315                    732,771
Pitney Bowes, Inc. ..................     9,577                    360,191
Republic Services, Inc.* ............    22,719                    453,698
Sabre Holdings Corp. * ..............    20,995                    889,138
Service Corp. International*# .......   220,800                  1,101,792
Waste Management, Inc. ..............   128,257                  4,092,681
                                                              ------------
                                                                10,272,653
                                                              ------------
ELECTRICAL EQUIPMENT (0.6%)
Emerson Electric Co. ................    49,009                  2,798,414
Rockwell International Corp. ........    35,852                    640,317
                                                              ------------
                                                                 3,438,731
                                                              ------------
INDUSTRIAL CONGLOMERATES (3.1%)
General Electric Co. ................   260,375                 10,435,830
Minnesota Mining &
  Manufacturing Co. .................    16,005                  1,891,951


                                               NUMBER                VALUE
                                             OF SHARES              (NOTE 1)
                                        -------------------   -------------------
Textron, Inc. .......................     2,642               $    109,537
Tyco International Ltd. .............    97,966                  5,770,198
                                                              ------------
                                                                18,207,516
                                                              ------------
MACHINERY (0.5%)
Caterpillar, Inc. ...................    17,584                    918,764
Dover Corp.# ........................    16,387                    607,466
Illinois Tool Works, Inc. ...........    23,367                  1,582,413
                                                              ------------
                                                                 3,108,643
                                                              ------------
RAILROADS (0.7%)
Burlington Northern Santa Fe
  Corp. .............................    81,600                  2,328,048
CSX Corp.# ..........................     5,414                    189,761
Norfolk Southern Corp. ..............    59,150                  1,084,219
Union Pacific Corp. .................     8,600                    490,200
                                                              ------------
                                                                 4,092,228
                                                              ------------
  TOTAL INDUSTRIALS .................                           54,558,470
                                                              ------------
INFORMATION TECHNOLOGY (7.0%)
APPLICATION SOFTWARE (0.0%)
Compuware Corp.* ....................    10,812                    127,473
Symantec Corp.*# ....................     1,660                    110,108
                                                              ------------
                                                                   237,581
                                                              ------------
COMPUTER HARDWARE (4.5%)
Compaq Computer Corp. ...............   343,969                  3,357,137
Dell Computer Corp.* ................    40,639                  1,104,568
Hewlett-Packard Co. .................   288,960                  5,935,238
International Business Machines
  Corp. .............................   130,788                 15,820,117
NCR Corp.* ..........................    16,343                    602,403
                                                              ------------
                                                                26,819,463
                                                              ------------
COMPUTER STORAGE &
  PERIPHERALS (0.1%)
Lexmark International, Inc.* ........     6,986                    412,174
                                                              ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (0.6%)
Agilent Technologies, Inc.* .........    20,000                    570,200
Conexant Systems, Inc.* .............    20,704                    297,310
Cypress Semiconductor Corp.*#........    21,781                    434,095
Flextronics International Ltd.* .....    15,334                    367,863
Solectron Corp.* ....................   153,100                  1,726,968
Symbol Technologies, Inc. ...........    11,222                    178,205
                                                              ------------
                                                                 3,574,641
                                                              ------------
IT CONSULTING & SERVICES (0.2%)
Electronic Data Systems Corp. .......    15,416                  1,056,767
Sungard Data Systems, Inc.* .........     4,698                    135,913
                                                              ------------
                                                                 1,192,680
                                                              ------------
NETWORKING EQUIPMENT (0.1%)
Avaya, Inc.*# .......................    27,983                    339,994
                                                              ------------
OFFICE ELECTRONICS (0.4%)
Xerox Corp.# ........................   228,720                  2,383,262
                                                              ------------
SEMICONDUCTORS (0.3%)
Advanced Micro Devices, Inc.* .......     5,021                     79,633
Agere Systems, Inc., Class A* .......    77,014                    438,210

EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                              NUMBER                VALUE
                                            OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Atmel Corp.* .......................    13,393               $     98,706
LSI Logic Corp.*# ..................    71,982                  1,135,876
                                                             ------------
                                                                1,752,425
                                                             ------------
SYSTEMS SOFTWARE (0.7%)
BMC Software, Inc.* ................   132,920                  2,175,901
Computer Associates
  International, Inc. ..............    61,249                  2,112,478
                                                             ------------
                                                                4,288,379
                                                             ------------
TELECOMMUNICATIONS EQUIPMENT (0.1%)
Lucent Technologies, Inc.# .........    50,538                    317,884
                                                             ------------
  TOTAL INFORMATION TECHNOLOGY......                           41,318,483
                                                             ------------
MATERIALS (3.9%)
CHEMICALS (1.6%)
Air Products & Chemicals, Inc. .....    14,700                    689,577
Dow Chemical Co. ...................    51,600                  1,743,048
Du Pont (E.I.) de Nemours &
  Co. ..............................   103,880                  4,415,939
Eastman Chemical Co. ...............    34,954                  1,363,905
Hercules, Inc.*# ...................    15,292                    152,920
PPG Industries, Inc.# ..............    17,039                    881,257
Rohm & Haas Co. ....................    14,153                    490,118
                                                             ------------
                                                                9,736,764
                                                             ------------
CONSTRUCTION MATERIALS (0.0%)
Vulcan Materials Co. ...............     1,933                     92,668
                                                             ------------
CONTAINERS & PACKAGING (0.5%)
Owens-Illinois, Inc.* ..............    85,690                    856,043
Pepsi Bottling Group, Inc. .........    12,000                    282,000
Sealed Air Corp.*# .................     6,502                    265,412
Smurfit-Stone Container Corp.* .....    40,835                    652,135
Temple-Inland, Inc. ................    16,300                    924,699
                                                             ------------
                                                                2,980,289
                                                             ------------
METALS & MINING (0.7%)
Alcoa, Inc. ........................    60,971                  2,167,519
Arch Coal, Inc. ....................    12,039                    273,285
Barrick Gold Corp.# ................    18,647                    297,420
Freeport McMoran Copper &
  Gold, Inc., Class B*# ............    38,100                    510,159
Freeport-McMoran Copper &
  Gold Inc., Class A*# .............    39,200                    505,680
Peabody Energy Corp. ...............     4,123                    116,227
                                                             ------------
                                                                3,870,290
                                                             ------------
PAPER & FOREST PRODUCTS (1.1%)
Boise Cascade Corp. ................    12,200                    414,922
Georgia-Pacific Corp. ..............    29,222                    806,820
International Paper Co. ............    46,995                  1,896,248
Weyerhaeuser Co. ...................    60,403                  3,266,594
                                                             ------------
                                                                6,384,584
                                                             ------------
  TOTAL MATERIALS ..................                           23,064,595
                                                             ------------
TELECOMMUNICATION SERVICES (7.2%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (6.4%)
Alltel Corp.# ......................     4,800                    296,304
AT&T Corp.# ........................   247,697                  4,493,224
BellSouth Corp. ....................   166,205                  6,340,721


                                              NUMBER                VALUE
                                            OF SHARES              (NOTE 1)
                                       -------------------   -------------------
Broadwing, Inc.* ...................    32,078               $    304,741
Qwest Communications
  International, Inc. ..............    33,800                    477,594
SBC Communications, Inc. ...........   327,987                 12,847,251
Sprint Corp. (FON Group) ...........   195,353                  3,922,688
Telephone & Data Systems, Inc.......     4,221                    378,835
Verizon Communications, Inc. .......   137,336                  6,517,966
WorldCom, Inc.-WorldCom
  Group* ...........................   147,056                  2,070,548
                                                             ------------
                                                               37,649,872
                                                             ------------
TELECOMMUNICATIONS
  EQUIPMENT (0.6%)
Motorola, Inc. .....................   249,363                  3,745,432
                                                             ------------
WIRELESS TELECOMMUNICATION
  SERVICES (0.2%)
AT&T Wireless Services, Inc.* ......    75,623                  1,086,703
                                                             ------------
  TOTAL TELECOMMUNICATION
     SERVICES ......................                           42,482,007
                                                             ------------
UTILITIES (6.0%)
ELECTRIC UTILITIES (4.0%)
AES Corp.*# ........................    25,740                    420,849
CMS Energy Corp. ...................    23,629                    567,805
Consolidated Edison, Inc. ..........    29,831                  1,203,979
Constellation Energy Group,
  Inc. .............................    26,557                    705,089
Dominion Resources, Inc. ...........    11,000                    661,100
Duke Energy Corp. ..................    82,532                  3,240,206
Edison International ...............    60,200                    909,020
Entergy Corp. ......................    95,498                  3,734,927
Exelon Corp. .......................    35,803                  1,714,248
FirstEnergy Corp.* .................    34,644                  1,211,847
FPL Group, Inc. ....................    20,400                  1,150,560
Northeast Utilities ................    15,905                    280,405
PG&E Corp. .........................    55,407                  1,066,031
PPL Corp. ..........................    12,569                    438,030
Public Service Enterprise Group,
  Inc. .............................    30,800                  1,299,452
Reliant Energy, Inc. ...............   120,785                  3,203,218
TXU Corp.# .........................    39,682                  1,871,006
                                                             ------------
                                                               23,677,772
                                                             ------------
ELECTRICAL EQUIPMENT (0.0%)
Teco Energy, Inc.# .................    12,409                    325,612
                                                             ------------
GAS UTILITIES (0.7%)
El Paso Corp. ......................    26,400                  1,177,704
NiSource, Inc.# ....................    93,242                  2,150,160
Sempra Energy ......................    26,494                    650,428
                                                             ------------
                                                                3,978,292
                                                             ------------
MULTI -- UTILITIES (1.3%)
Dynegy, Inc., Class A# .............    77,033                  1,964,341
Progress Energy, Inc. ..............    87,865                  3,956,561
Williams Cos., Inc. ................    59,303                  1,513,413
                                                             ------------
                                                                7,434,315
                                                             ------------
  TOTAL UTILITIES ..................                           35,415,991
                                                             ------------
TOTAL COMMON STOCKS (96.8%)
  (Cost $586,186,883)...............                          570,454,759
                                                             ------------

EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001


--------------------------------------------------------------------------------
                                     NUMBER            VALUE
                                    OF SHARES         (NOTE 1)
--------------------------------------------------------------------------------
PREFERRED STOCKS:
MATERIALS (0.0%)
PAPER & FOREST PRODUCTS (0.0%)
Boise Cascade Corp.
  (Cost $45,383)..............            900      $     49,005
                                                   ------------
CONVERTIBLE PREFERRED
  STOCKS:
INFORMATION TECHNOLOGY (0.2%)
OFFICE ELECTRONICS (0.2%)
Xerox Corp.# (S)
  (Cost $637,967).............         12,400           871,100
                                                   ------------
                                   PRINCIPAL
                                    AMOUNT
                                   ---------
CONVERTIBLE BONDS:
CONSUMER DISCRETIONARY (0.1%)
GENERAL MERCHANDISE SERIES (0.1%)
K-Mart Financing,
  7.75%, 6/15/16 .............    $    22,000           638,000
                                                   ------------
FINANCIALS (0.0%)
INSURANCE (0.0%)
Providian Financial Corp.
  3.25%, 8/15/05 .............         90,000            38,700
                                                   ------------
HEALTH CARE (0.1%)
HEALTH CARE EQUIPMENT &
  SERVICES (0.1%)
Service Corp. International
  6.75%, 6/22/08 .............        420,000           418,425
                                                   ------------
INFORMATION TECHNOLOGY (0.0%)
OFFICE ELECTRONICS (0.0%)
Xerox Corp.,
  7.22%, 4/21/18 .............        430,000           232,200
                                                   ------------
MATERIALS (0.0%)
METALS & MINING (0.0%)
Freeport-McMoran Copper &
  Gold, Inc. (S) .............        274,000           329,827
                                                   ------------
TOTAL CONVERTIBLE BONDS (0.2%)
  (Cost $945,646).............                        1,657,152
                                                   ------------


                                       PRINCIPAL        VALUE
                                        AMOUNT         (NOTE 1)
                                    -------------- ---------------
SHORT-TERM DEBT
  SECURITIES:
REPURCHASE AGREEMENT (2.8%)
Warburg Dillon Read,
  1.69%, dated 12/31/01, due
  1/2/02 (h) ......................  $16,614,000    $ 16,614,000
                                                    ------------
TIME DEPOSIT (0.0%)
JPMorgan Chase Nassau,
  1.02%, 1/2/02 ...................          504             504
                                                    ------------
TOTAL SHORT-TERM DEBT
  SECURITIES (2.8%)
  (Amortized Cost $16,614,504).....                   16,614,504
                                                    ------------
TOTAL INVESTMENTS (100.0%)
  (Cost/Amortized Cost
  $604,430,383)....................                  589,646,520
OTHER ASSETS
  AND LIABILITIES (0.0%) ..........                     (264,284)
                                                    ------------
NET ASSETS (100%) .................                 $589,382,236
                                                    ============

----------
(h)  The repurchase agreements are fully collateralized by U.S.
     government and/or agency obligations based on market prices at the date of the statement of net assets.

 *   Non-income producing.

 #   All or a portion of security out on loan (Note 1).

(S) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2001, these securities amounted to $1,200,927 or 0.20% of net assets.
    Glossary:
    ADR--American Depositary Receipt.

--------------------------------------------------------------------------------

Investment security transactions for the year ended December 31, 2001 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........  $571,518,204
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........   491,928,720


As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes were as follows:

Aggregate gross unrealized appreciation .........  $  30,519,189
Aggregate gross unrealized depreciation .........    (52,739,103)
                                                   -------------
Net unrealized depreciation .....................  $ (22,219,914)
                                                   =============
Federal income tax cost of investments ..........  $ 611,866,434
                                                   =============

At December 31, 2001, the Portfolio had loaned securities with a total value of $25,702,877 which was secured by collateral of $26,570,840.

The Portfolio has a net capital loss carryforward of $18,956,669 which expires in the year 2008.

The Portfolio utilized net capital loss carryforwards of $9,171,552 during 2001.

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001




--------------------------------------------------------------------------------
                                                 NUMBER               VALUE
                                               OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
AUSTRALIA &
  NEW ZEALAND (2.3%)
AUSTRALIA (2.3%)
BHP Billiton Ltd.++ ...................   320,095               $1,710,061
News Corp., Ltd. (ADR)# ...............   132,865                4,226,436
Rio Tinto Ltd.++ ......................    55,870                1,057,633
                                                                ----------
                                                                 6,994,130
                                                                ----------
NEW ZEALAND (0.0%)
Telecom Corp. of New Zealand++ ........    57,280                  118,517
                                                                ----------
  TOTAL AUSTRALIA & NEW ZEALAND........                          7,112,647
                                                                ----------
CANADA (2.4%)
Alcan Aluminum, Inc. ..................     6,679                  239,719
Royal Bank of Canada ..................    31,610                1,028,918
Sun Life Financial Services of
  Canada, Inc. ........................   111,955                2,387,033
Suncor Energy, Inc. ...................    57,838                1,903,354
Toronto-Dominion Bank .................    58,972                1,521,428
                                                                ----------
  TOTAL CANADA ........................                          7,080,452
                                                                ----------
JAPAN (14.0%)
Acom Co., Ltd.++ ......................    18,700                1,354,832
Aiful Corp.++ .........................     6,800                  437,467
Asatsu-DK, Inc.++ .....................    21,400                  415,618
Canon, Inc.++ .........................    73,000                2,497,698
Fast Retailing Co., Ltd.++ ............     8,500                  751,896
Fuji Photo Film Co., Ltd.++ ...........    33,000                1,171,656
Fuji Television Network, Inc.++ .......       307                1,232,068
Fujitsu Ltd.++ ........................       300                    2,171
Honda Motor Co., Ltd.++ ...............    88,200                3,499,538
Japan Telecom Co Ltd++ ................        15                   44,722
Kao Corp.++ ...........................     4,000                   82,693
Matsushita Electric Works Ltd.# ++.....   107,000                  875,882
Mitsumi Electric Co., Ltd.++ ..........       300                    3,421
NEC Corp.++ ...........................    14,000                  142,004
Nikko Cordial Corp.++ .................   575,000                2,551,903
Nintendo Ltd.++........................    12,000                2,089,317
Nippon Telegraph &
  Telephone Corp.++ ...................       261                  845,491
Nippon Television Network
  Corp.++ .............................     4,130                  874,481
NTT DoCoMo, Inc.#++ ...................       785                9,171,299
Orix Corp. #++ ........................    16,500                1,469,578
Rohm Co., Ltd.++ ......................    14,600                1,884,073
Sankyo Co.++ ..........................    63,100                1,074,697
Sharp Corp.++ .........................       200                    2,326
Shionogi & Co., Ltd.++ ................    44,000                  747,724
Shiseido Co., Ltd.++ ..................    15,000                  137,808
Sony Corp.++ ..........................    48,000                2,181,266
Sumitomo Corp.++ ......................       800                    3,648
Tokyo Gas Co., Ltd.++ .................   294,000                  782,880
Toyota Motor Corp.++ ..................   224,600                5,657,028
                                                                ----------
  TOTAL JAPAN .........................                         41,985,185
                                                                ----------
LATIN AMERICA (2.5%)
BRAZIL (1.0%)
Companhia de Bebidas das
  Americas (ADR) * ....................    40,497                  821,684
Petroleo Brasilerio S.A. (ADR) ........    60,019                1,398,443


--------------------------------------------------------------------------------
                                                 NUMBER               VALUE
                                               OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Unibanco Uniao de Bancos
  Brasileiros S.A. (GDR) * ............    33,400               $  744,820
                                                                ----------
                                                                 2,964,947
                                                                ----------
MEXICO (1.5%)
Grupo Financiero BBVA
  Bancomer S.A., Class O* .............   717,400                  658,165
Grupo Televisa S.A. (GDR)* ............    34,079                1,471,531
Telefonos de Mexico S.A.,
  Class L (ADR)*# .....................    67,996                2,381,220
                                                                ----------
                                                                 4,510,916
                                                                ----------
TOTAL LATIN AMERICA ...................                          7,475,863
                                                                ----------
OTHER EUROPEAN COUNTRIES (41.4%)
BELGIUM (0.7%)
Dexia#++ ..............................   144,320                2,066,995
                                                                ----------
FRANCE (15.2%)
Accor S.A.++ ..........................    43,555                1,572,113
Aventis S.A.++ ........................    27,553                1,942,522
BNP Paribas S.A.++ ....................    33,168                2,946,807
Bouygues S.A.++ .......................    95,640                3,111,385
Groupe Danone#++ ......................    19,762                2,393,414
Havas Advertising++ ...................   119,063                  855,724
Lafarge S.A.++ ........................    28,609                2,653,044
Orange S.A.#++ ........................    94,558                  850,966
Publicis S.A.++ .......................    34,852                  916,603
Sanofi-Synthelabo S.A.++ ..............   136,280               10,095,841
Societe Generale, Class A#++ ..........    54,924                3,051,644
Societe Television Francaise++ ........    61,493                1,543,325
TotalFinaElf S.A.++ ...................    94,836               13,447,575
                                                                ----------
                                                                45,380,963
                                                                ----------
GERMANY (7.4%)
Allianz AG#++ .........................    32,580                7,647,393
BASF AG++ .............................    43,736                1,618,201
Bayerische Motoren Werke
  (BMW) AG++ ..........................   108,211                3,783,691
Deutsche Post AG++ ....................    87,983                1,205,669
Metro AG++ ............................    41,590                1,452,392
Muenchener Rueckversicherungs-
  Gesellschaft AG (Registered)++ ......    23,804                6,418,708
                                                                ----------
                                                                22,126,054
                                                                ----------
IRELAND (3.0%)
Allied Irish Banks plc++ ..............   139,123                1,598,969
CRH plc++ .............................   245,625                4,306,189
Elan Corp. plc (ADR)*# ................     7,300                  328,938
Elan Corp. plc*++ .....................    60,654                2,788,435
                                                                ----------
                                                                 9,022,531
                                                                ----------
ITALY (2.2%)
San Paolo IMI S.p.A.#++ ...............   225,161                2,398,712
Telecom Italia Mobile S.p.A.++ ........   420,721                2,332,166
Telecom Italia S.p.A. (RNC)++ .........   343,700                1,823,176
                                                                ----------
                                                                 6,554,054
                                                                ----------
NETHERLANDS (5.7%)
ABN-Amro Holdings N.V.++ ..............    19,377                  309,901
Akzo Nobel N.V.++ .....................    60,772                2,694,463
Gucci Group N.V. * ....................    26,028                2,209,777
ING Groep N.V.++ ......................   385,808                9,768,819
Koninklijke Royal Philips
  Electronics N.V.++ ..................     6,910                  203,921

EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                               NUMBER               VALUE
                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
TNT Post Group N.V.++ ...............         38,300          $    822,816
VNU N.V.++ ..........................         31,183               951,395
                                                              ------------
                                                                16,961,092
                                                              ------------
PORTUGAL (0.2%)
Portugal Telecom, SGPS, S.A.
  (Registered) *++ ..................         81,568               630,995
                                                              ------------
SPAIN (1.2%)
Altadis S.A.++ ......................         27,130               458,122
Banco Popular Espanol++ .............         22,480               732,968
Telefonica S.A.*++ ..................       189,625              2,519,721
                                                              ------------
                                                                 3,710,811
                                                              ------------
SWITZERLAND (5.8%)
CIBA Specialty Chemicals
  (Registered)++ ....................        30,710              1,907,232
Compagnie Financiere
  Reichemont, AG, Class A++ .........       126,600              2,337,892
Julius Baer Holding Ltd.++ ..........         5,090              1,706,245
Nestle S.A. (Registered)++ ..........        20,973              4,444,260
Novartis AG (Registered)++ ..........       102,962              3,697,974
Swatch Group AG++ ...................        25,870                509,481
Swatch Group AG, Class B++ ..........        12,130              1,083,704
Swiss Reinsurance++ .................         7,900                789,731
Synthes-Stratec, Inc.++ .............           856                592,335
UBS AG++ ............................         5,021                251,866
                                                              ------------
                                                                17,320,720
                                                              ------------
  TOTAL OTHER EUROPEAN COUNTRIES                               123,774,215
                                                              ------------
SCANDIVAVIA (6.3%)
DENMARK (1.1%)
Danske Bank++ .......................       142,657              2,273,506
TDC A/S++ ...........................        27,132                959,991
                                                              ------------
                                                                 3,233,497
                                                              ------------
FINLAND (1.0%)
Stora Enso OYJ++ ....................       155,839              1,981,221
TietoEnator OYJ++ ...................        40,900              1,075,742
                                                              ------------
                                                                 3,056,963
                                                              ------------
SWEDEN (4.2%)
Investor AB Class B++ ...............       370,070              4,024,822
Nordea AB++ .........................       232,220              1,224,193
Sandvik AB#++ .......................        72,767              1,551,701
Securitas AB, Class B++ .............        17,150                324,171
Svenska Hadelsbanken AB,
  Class A++ .........................        92,794              1,357,369
Telefonaktiebolaget LM Ericsson
  AB, Class B++ .....................       739,139              4,001,827
                                                              ------------
                                                                12,484,083
                                                              ------------
  TOTAL SCANDINAVIA .................                           18,774,543
                                                              ------------
SOUTHEAST ASIA (9.9%)
HONG KONG (2.5%)
Cheung Kong (Holdings) Ltd.++ .......       424,000              4,378,065
China Mobile (Hong Kong) Ltd.*++.....       144,300                504,940
Hang Seng Bank Ltd.++ ...............        63,400                693,034
Hong Kong & China Gas Co.,
  Ltd.++ ............................       431,200                524,945
Hong Kong Electric Holdings
  Ltd.++ ............................       353,500              1,306,829
                                                              ------------
                                                                 7,407,813
                                                              ------------


--------------------------------------------------------------------------------
                                               NUMBER               VALUE
                                             OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
KOREA (5.9%)
Korea Electric Power Corp.
  (ADR)# ............................       184,300           $  1,686,345
Korea Telecom Corp. (ADR)# ..........       119,271              2,424,779
Korea Tobacco & Ginseng Corp.
  (GDR)# ............................        28,800                223,200
Pohang Iron & Steel Co., Ltd.
  (ADR) * ...........................        55,370              1,273,510
Samsung Electronics (GDR)* ..........         3,800                439,660
Samsung Electronics Co., Ltd.
  (Foreign)++ .......................        50,492             10,701,724
SK Telecom Co., Ltd.++ ..............         1,110                225,988
SK Telecom Co., Ltd. (ADR) ..........        36,300                784,806
                                                              ------------
                                                                17,760,012
                                                              ------------
SINGAPORE (1.1%)
DBS Group Holdings Ltd.++ ...........       127,031                943,714
Oversea-Chinese Banking Corp.++ .....       157,095                930,264
Singapore Airlines Ltd.++ ...........        12,000                 71,060
Singapore Press Holdings Ltd.++ .....        91,000              1,067,946
United Overseas Bank Ltd.++ .........         4,000                 27,347
Venture Manufacturing
  (Singapore) Ltd.++ ................        19,000                136,037
                                                              ------------
                                                                 3,176,368
                                                              ------------
TAIWAN (0.4%)
United Microelectronics*++ ..........       864,000              1,253,249
                                                              ------------
  TOTAL SOUTHEAST ASIA ..............                           29,597,442
                                                              ------------
SOUTHERN CENTRAL ASIA (0.2%)
INDIA (0.2%)
Infosys Technologies Ltd.++ .........         8,600                722,188
                                                              ------------
UNITED KINGDOM (22.3%)
Abbey National plc++ ................        75,700              1,070,972
AstraZeneca plc++ ...................       261,860             11,711,342
BAE SYSTEMS plc++ ...................       205,681                918,990
BHP Billiton plc++ ..................       254,200              1,280,729
BOC Group plc++ .....................       146,337              2,239,320
Cadbury Schweppes plc++ .............       181,600              1,148,275
Compass Group plc++ .................       293,802              2,184,329
Diageo plc++ ........................        70,600                800,075
GlaxoSmithKline plc++ ...............       295,204              7,342,832
HAYS plc++ ..........................       121,100                363,633
HSBC Holdings plc++ .................        86,826              1,010,278
Kingfisher plc++ ....................        25,900                149,934
Misys plc++ .........................       238,493              1,118,961
Rio Tinto plc#++ ....................        47,176                896,258
Scottish Power plc++ ................       449,446              2,465,569
Shell Transport & Trading Co.
  plc++ .............................     1,540,552             10,497,224
Smiths Group plc++ ..................       119,944              1,172,258
South African Breweries plc++ .......        73,200                494,553
Tesco plc++ .........................       751,429              2,701,117
United Business Media plc++ .........       149,106              1,033,219
Vodafone Group plc++ ................     4,618,980             11,985,912
WPP Group plc++ .....................       362,844              3,980,977
                                                              ------------
  TOTAL UNITED KINGDOM ..............                           66,566,757
                                                              ------------
TOTAL COMMON STOCKS (101.3%)
  (Cost $338,084,974)................                          303,089,292
                                                              ------------

EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001


--------------------------------------------------------------------------------
                                NUMBER          VALUE
                              OF SHARES        (NOTE 1)
--------------------------------------------------------------------------------
PREFERRED STOCK:
GERMANY (0.1%)
Prosieben Media AG++
  (Cost $826,100).........   30,204         $    145,534
                                            ------------


                                                PRINCIPAL
                                                 AMOUNT
                                             --------------
SHORT-TERM DEBT SECURITIES:
REPURCHASE AGREEMENT (5.6%)
Warburg Dillon Read,
  1.69%, dated 12/31/01,
     due 01/02/02(h) .......................  $16,815,000       16,815,000
                                                                ----------
TIME DEPOSIT (0.0%)
JPMorgan Chase Nassau,
  1.02%, 01/02/02 ..........................          222              222
                                                                ----------
TOTAL SHORT-TERM DEBT SECURITIES (5.6%):
  (Amortized Cost $16,815,222)..............                    16,815,222
                                                                ----------
TOTAL INVESTMENTS (107.0%)
  (Cost/Amortized Cost
     $355,726,296)..........................                   320,050,048
OTHER ASSETS LESS LIABILITIES (-7.0%)                          (20,960,076)
                                                               -----------
NET ASSETS (100%) ..........................                 $ 299,089,972
                                                             =============



----------
(h) The repurchase agreements are fully collateralized by U.S.
    government and/or agency obligations based on market prices at the date of the statement of net assets
*   Non-income producing

#   All, or a portion of security out on loan (Note 1).

++ Securities (totaling $275,081,060 or 92.0% of net assets) valued at fair value.

    Glossary:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt
    RNC--Risparmio Non-Convertible Savings Shares

--------------------------------------
MARKET SECTOR DIVERSIFIED (Unaudited)

As a Percentage of Total Equity Investments


Consumer Discretionary ..............     16.6%
Consumer Staples ....................      5.0
Energy ..............................      5.5
Financials ..........................     22.8
Health Care .........................     12.6
Industrials .........................      6.9
Information Technology ..............      8.5
Materials ...........................      7.4
Telecommunications Services .........     12.5
Utilities ...........................      2.2
                                         -----
                                         100.0%
                                         =====

--------------------------------------------------------------------------------

Investment security transactions for the year ended December 31, 2001 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $266,574,672
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     237,899,367

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation..........    $   8,054,652
Aggregate gross unrealized depreciation..........      (51,768,117)
                                                     -------------
Net unrealized depreciation .....................    $ (43,713,465)
                                                     =============
Federal income tax cost of investments ..........    $ 363,763,513
                                                     =============

At December 31, 2001, the Portfolio had loaned securities with a total value of $22,966,991 which was secured by collateral of $24,038,050.


The Portfolio has a net capital loss carryforward of $37,558,720 which expires in the year 2009.













                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM INVESTORS GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001




--------------------------------------------------------------------------------
                                             NUMBER                VALUE
                                           OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (14.4%)
APPAREL RETAIL (0.7%)
TJX Cos., Inc. ....................    50,400               $2,008,944
                                                            ----------
AUTO COMPONENTS (0.5%)
AutoZone, Inc.* ...................    19,400                1,392,920
                                                            ----------
AUTOMOBILES (1.0%)
Harley-Davidson, Inc. .............    57,600                3,128,256
                                                            ----------
DEPARTMENT STORES (1.5%)
Kohl's Corp.* .....................    61,800                4,353,192
                                                            ----------
GENERAL MERCHANDISE STORES (1.8%)
Target Corp. ......................    18,700                  767,635
Wal-Mart Stores, Inc. .............    82,700                4,759,385
                                                            ----------
                                                             5,527,020
                                                            ----------
HOME IMPROVEMENT RETAIL (1.7%)
Lowe's Cos., Inc. .................   109,400                5,077,254
                                                            ----------
HOTELS (0.4%)
Marriot International, Inc.,
  Class A .........................    31,500                1,280,475
                                                            ----------
LEISURE PRODUCTS (0.2%)
Mattel, Inc. ......................    42,300                  727,560
                                                            ----------
MEDIA (5.6%)
AOL Time Warner, Inc. * ...........    95,500                3,065,550
Clear Channel Communications,
  Inc.* ...........................    34,000                1,730,940
TMP Worldwide, Inc.*# .............     8,600                  368,940
Viacom, Inc., Class B* ............   139,700                6,167,755
Walt Disney Co. ...................   256,800                5,320,896
                                                            ----------
                                                            16,654,081
                                                            ----------
RESTAURANTS (0.8%)
Starbucks Corp.* ..................   133,200                2,537,460
                                                            ----------
SPECIALTY STORES (0.2%)
Staples, Inc.* ....................    31,700                  592,790
                                                            ----------
  TOTAL CONSUMER DISCRETIONARY.....                         43,279,952
                                                            ----------
CONSUMER STAPLES (7.4%)
BEVERAGES (2.1%)
Pepsi Bottling Group, Inc. ........   109,500                2,573,250
PepsiCo, Inc. .....................    75,300                3,666,357
                                                            ----------
                                                             6,239,607
                                                            ----------
DRUG RETAIL (0.2%)
Rite Aid Corp.*# ..................   143,000                  723,580
                                                            ----------
FOOD PRODUCTS (2.8%)
Kraft Foods, Inc., Class A ........   102,200                3,477,866
Philip Morris Cos., Inc. ..........   107,300                4,919,705
                                                            ----------
                                                             8,397,571
                                                            ----------
FOOD & DRUG RETAILING (0.6%)
SYSCO Corp. .......................    66,100                1,733,142
                                                            ----------
HOUSEHOLD PRODUCTS (0.6%)
Colgate-Palmolive Co. .............    31,200                1,801,800
                                                            ----------
PERSONAL PRODUCTS (1.1%)
Avon Products, Inc.# ..............    69,400                3,227,100
                                                            ----------
  TOTAL CONSUMER STAPLES ..........                         22,122,800
                                                            ----------


--------------------------------------------------------------------------------
                                             NUMBER                VALUE
                                           OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
ENERGY (0.6%)
INTEGRATED OIL & GAS (0.3%)
Royal Dutch Petroleum Co.
  (ADR) ...........................    17,000               $  833,340
                                                            ----------
OIL & GAS EXPLORATION &
  PRODUCTION (0.3%)
Apache Corp. ......................    20,790                1,037,005
                                                            ----------
  TOTAL ENERGY ....................                          1,870,345
                                                            ----------
FINANCIALS (20.3%)
BANKS (2.3%)
Bank of New York Co., Inc. ........    49,900                2,035,920
Fifth Third Bancorp ...............    61,800                3,790,194
SunTrust Banks, Inc. ..............    15,800                  990,660
                                                            ----------
                                                             6,816,774
                                                            ----------
DIVERSIFIED FINANCIALS (15.0%)
Capital One Financial Corp. .......    57,100                3,080,545
Citigroup, Inc. ...................   281,066               14,188,211
Countrywide Credit Industries,
  Inc. ............................    51,700                2,118,149
Fannie Mae ........................    77,200                6,137,400
Freddie Mac .......................     7,900                  516,660
Household International, Inc. .....    83,100                4,814,814
Lehman Brothers Holdings, Inc......    71,700                4,789,560
MBNA Corp. ........................   131,100                4,614,720
Morgan Stanley Dean Witter &
  Co.  ............................    82,500                4,615,050
                                                            ----------
                                                            44,875,109
                                                            ----------
INSURANCE (3.0%)
Ace Ltd. ..........................    63,200                2,537,480
American International Group,
  Inc. ............................    81,400                6,463,160
                                                            ----------
                                                             9,000,640
                                                            ----------
  TOTAL FINANCIALS ................                         60,692,523
                                                            ----------
HEALTH CARE (18.7%)
BIOTECHNOLOGY (0.4%)
Amgen, Inc.* ......................     5,600                  316,064
Genzyme Corp. -- General
  Division* .......................    15,500                  927,830
                                                            ----------
                                                             1,243,894
                                                            ----------
HEALTH CARE EQUIPMENT &
  SERVICES (6.7%)
Applied Biosystems Group --
  Applera Corp. ...................    28,600                1,123,122
Baxter International, Inc. ........    37,400                2,005,762
Cardinal Health, Inc. .............    11,850                  766,221
HCA, Inc.# ........................    83,400                3,214,236
Healthsouth Corp.* ................    94,000                1,393,080
Medtronic, Inc.# ..................    88,500                4,532,085
UnitedHealth Group, Inc. ..........    76,200                5,392,674
Wellpoint Health Networks,
  Inc.* ...........................     7,900                  923,115
Zimmer Holdings, Inc. * ...........    19,700                  601,638
                                                            ----------
                                                            19,951,933
                                                            ----------
PHARMACEUTICALS (11.6%)
Allergan, Inc. ....................    56,100                4,210,305
American Home Products Corp........    38,300                2,350,088

EQ ADVISORS TRUST
EQ/PUTNAM INVESTORS GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




-------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER                VALUE
                                                                                OF SHARES             (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
Eli Lilly & Co. ........................................................    34,700               $  2,725,338
Johnson & Johnson ......................................................    47,100                  2,783,610
King Pharmaceuticals, Inc.*#............................................    42,700                  1,798,951
Pfizer, Inc. ...........................................................   333,800                 13,301,930
Pharmacia Corp. ........................................................    68,600                  2,925,790
Schering-Plough Corp. ..................................................   133,000                  4,762,730
                                                                                                 ------------
                                                                                                   34,858,742
                                                                                                 ------------
  TOTAL HEALTH CARE ....................................................                           56,054,569
                                                                                                 ------------
INDUSTRIALS (10.2%)
AEROSPACE & DEFENSE (2.1%)
General Dynamics Corp. .................................................    12,100                    963,644
Lockheed Martin Corp. ..................................................    86,300                  4,027,621
Northrop Grumman Corp. .................................................    13,500                  1,360,935
                                                                                                 ------------
                                                                                                    6,352,200
                                                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (2.1%)
Automatic Data Processing, Inc..........................................    23,300                  1,372,370
Cendant Corp.* .........................................................   124,400                  2,439,484
Waste Management, Inc.# ................................................    71,700                  2,287,947
                                                                                                 ------------
                                                                                                    6,099,801
                                                                                                 ------------
INDUSTRIAL CONGLOMERATES (6.0%)
General Electric Co. ...................................................   151,200                  6,060,096
Tyco International Ltd. ................................................   201,700                 11,880,130
                                                                                                 ------------
                                                                                                   17,940,226
                                                                                                 ------------
  TOTAL INDUSTRIALS ....................................................                           30,392,227
                                                                                                 ------------
INFORMATION TECHNOLOGY (20.8%)
APPLICATION SOFTWARE (0.8%)
Electronic Arts, Inc.* .................................................    35,400                  2,122,230
PeopleSoft, Inc.* ......................................................    10,100                    406,020
                                                                                                 ------------
                                                                                                    2,528,250
                                                                                                 ------------
COMPUTER HARDWARE (3.5%)
Dell Computer Corp.* ...................................................    96,400                  2,620,152
Hewlett-Packard Co. ....................................................   129,000                  2,649,660
International Business
  Machines Corp. .......................................................    44,000                  5,322,240
                                                                                                 ------------
                                                                                                   10,592,052
                                                                                                 ------------
COMPUTER STORAGE & PERIPHERALS (0.7%)
EMC Corp.* .............................................................    85,800                  1,153,152
Network Appliance, Inc.* ...............................................    37,400                    817,938
                                                                                                 ------------
                                                                                                    1,971,090
                                                                                                 ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (0.6%) ...................................................
Jabil Circuit, Inc.#* ..................................................    23,300                    529,376
Sanmina-SCI Corp.* .....................................................    63,200                  1,257,680
                                                                                                 ------------
                                                                                                    1,787,056
                                                                                                 ------------
INTERNET SOFTWARE & SERVICES (0.1%)
VeriSign, Inc.#* .......................................................     6,900                    262,476
                                                                                                 ------------
IT CONSULTING & SERVICES (1.0%)
Electronic Data Systems Corp. ..........................................    44,300                  3,036,765
                                                                                                 ------------


-------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER                VALUE
                                                                                OF SHARES             (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
NETWORKING EQUIPMENT (2.8%)
Cisco Systems, Inc.* ...................................................   430,600               $  7,798,166
Juniper Networks, Inc. * ...............................................    35,100                    665,145
                                                                                                 ------------
                                                                                                    8,463,311
                                                                                                 ------------
SEMICONDUCTOR EQUIPMENT (0.9%)
PMC-Sierra, Inc.*# .....................................................   119,300                  2,536,318
                                                                                                 ------------
SEMICONDUCTORS (5.6%)
Broadcom Corp., Ltd.,
  Class A*# ............................................................    28,600                  1,168,882
Intel Corp. ............................................................   238,100                  7,488,245
Linear Technology Corp. ................................................    78,500                  3,064,640
LSI Logic Corp.*# ......................................................    72,000                  1,136,160
Maxim Integrated Products* .............................................    73,300                  3,848,983
                                                                                                 ------------
                                                                                                   16,706,910
                                                                                                 ------------
SYSTEMS SOFTWARE (4.1%)
Microsoft Corp.* .......................................................   168,800                 11,183,000
VERITAS Software Corp.* ................................................    26,800                  1,201,444
                                                                                                 ------------
                                                                                                   12,384,444
                                                                                                 ------------
TELECOMMUNICATIONS EQUIPMENT (0.7%)
QUALCOMM, Inc.* ........................................................    39,900                  2,014,950
                                                                                                 ------------
 TOTAL INFORMATION TECHNOLOGY...........................................                           62,283,622
                                                                                                 ------------
TELECOMMUNICATION SERVICES (5.4%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (3.9%)
EchoStar Communications Corp.,
  Class A*# ............................................................   114,800                  3,153,556
Qwest Communications
  International, Inc. ..................................................    60,000                    847,800
SBC Communications, Inc. ...............................................   136,700                  5,354,539
Sprint Corp. (FON Group) ...............................................   117,400                  2,357,392
                                                                                                 ------------
                                                                                                   11,713,287
                                                                                                 ------------
TELECOMMUNICATIONS EQUIPMENT (0.6%)
Motorola, Inc. .........................................................   115,100                  1,728,802
                                                                                                 ------------
WIRELESS TELECOMMUNICATION
  SERVICES (0.9%)
Sprint Corp. (PCS Group)#* .............................................   112,600                  2,748,566
                                                                                                 ------------
  TOTAL TELECOMMUNICATION
     SERVICES ..........................................................                           16,190,655
                                                                                                 ------------
UTILITIES (0.8%)
ELECTRIC UTILITIES (0.3%)
FPL Group, Inc. ........................................................    17,400                    981,360
                                                                                                 ------------
MULTI -- UTILITIES (0.5%) ..............................................
Dynegy, Inc., Class A# .................................................    56,500                  1,440,750
                                                                                                 ------------
  TOTAL UTILITIES ......................................................                            2,422,110
                                                                                                 ------------
TOTAL COMMON STOCKS (98.6%)
  (Cost $291,302,349)...................................................                          295,308,803
                                                                                                 ------------

EQ ADVISORS TRUST
EQ/PUTNAM INVESTORS GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001


--------------------------------------------------------------------------------
                                            PRINCIPAL          VALUE
                                              AMOUNT          (NOTE 1)
--------------------------------------------------------------------------------
SHORT-TERM DEBT
  SECURITIES:
REPURCHASE AGREEMENT (2.2%)
Warburg Dillon Read, Inc.,
  1.69%, dated 12/31/01, due
  1/2/02 (h) ..........................   $6,518,000       $  6,518,000
                                                           ------------
TIME DEPOSIT (0.0%)
JPMorgan Chase Nassau,
  1.02%, 1/2/02 .......................          954                954
                                                           ------------
TOTAL SHORT-TERM DEBT SECURITIES (2.2%)
  (Amortized Cost $6,518,954)..........                       6,518,954
                                                           ------------
TOTAL INVESTMENTS (100.8%)
  (Cost/Amortized Cost
  $297,821,303)........................                     301,827,757
OTHER ASSETS LESS LIABILITIES
  (-0.8%) .............................                      (2,448,238)
                                                           ------------
NET ASSETS (100%) .....................                    $299,379,519
                                                           ============





----------
(h) The repurchase agreements are fully collateralized by U.S.
    government and/or agency obligations based on market prices at the date of the statement of net assets.

 *  Non-income producing

 #  All, or portion of security out on loan (Note 1)

    Glossary:
    ADR--American Depositary Receipt

--------------------------------------------------------------------------------

Investment security transactions for the year ended December 31, 2001 were as follows:



COST OF PURCHASES:
 Stocks and long-term corporate debt securities.........    $313,684,497
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     307,573,915


As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation .........    $  19,929,082
Aggregate gross unrealized depreciation .........      (17,770,690)
                                                     -------------
Net unrealized appreciation .....................    $   2,158,392
                                                     =============
Federal income tax cost of investments ..........    $ 299,669,365
                                                     =============

At December 31, 2001 the Portfolio had loaned securities with a total value of $19,074,715 which was secured by collateral of $19,625,400.


The Portfolio has a net capital loss carryforward of $82,255,516 of which $810,089 expires in the year 2008 and $81,445,427 expires in the year 2009.


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001




-------------------------------------------------------------------------------------------------------------------
                                                                                   NUMBER                VALUE
                                                                                 OF SHARES              (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER DISCRETIONARY (14.5%)
AIRLINES (0.0%)
Aviall, Inc.* ..........................................................   2,900                   $    21,895
                                                                                                   -----------
APPAREL RETAIL (0.9%)
Ann Taylor Stores Corp.*# ..............................................   2,200                        77,000
Bebe Stores, Inc.* .....................................................     600                        11,196
Charlotte Russe Holding, Inc. ..........................................   1,700                        31,637
Christopher & Banks Corp.* .............................................   1,950                        66,788
Claire's Stores, Inc. ..................................................   4,172                        62,997
Deb Shops, Inc. ........................................................     200                         4,850
dELiA*s Corp., Class A* ................................................   3,700                        22,940
Finish Line, Inc., Class A* ............................................   2,200                        33,638
Gymboree Corp.* ........................................................   3,300                        39,369
HOT Topic, Inc.* .......................................................   1,600                        50,224
Lands' End, Inc.*# .....................................................   1,000                        50,160
Men's Wearhouse, Inc.* .................................................   2,843                        58,708
Pacific Sunwear of California,
  Inc.* ................................................................   2,550                        52,071
Steven Madden Ltd.* ....................................................   1,400                        19,698
Too, Inc.* .............................................................   2,849                        78,347
Wet Seal, Inc., Class A* ...............................................   1,450                        34,148
Wilsons The Leather Experts*# ..........................................   1,500                        17,115
                                                                                                   -----------
                                                                                                       710,886
                                                                                                   -----------
AUTO COMPONENTS (1.2%)
Action Performance Cos., Inc.*#.........................................   1,500                        45,915
ArvinMeritor, Inc. .....................................................   6,470                       127,071
Bandag, Inc. ...........................................................     800                        27,808
BorgWarner, Inc.# ......................................................   2,416                       126,236
Cooper Tire & Rubber Co. ...............................................   5,553                        88,626
Dura Automotive Systems, Inc.*..........................................   2,000                        22,000
Exide Corp.# ...........................................................   2,200                         2,706
Federal Signal Corp.# ..................................................   5,000                       111,350
IMPCO Technologies, Inc.* ..............................................   1,000                        12,690
McGrath Rentcorp .......................................................   1,000                        37,520
Midas, Inc. ............................................................   1,100                        12,650
O'Reilly Automotive, Inc.* .............................................   3,800                       138,586
Pep Boys Manny Moe & Jack ..............................................   4,100                        70,315
Sauer-Danfoss, Inc. ....................................................   1,088                         8,704
Superior Industries International,
  Inc. .................................................................   2,000                        80,500
Tower Automotive, Inc.* ................................................   4,500                        40,635
                                                                                                   -----------
                                                                                                       953,312
                                                                                                   -----------
AUTOMOBILES (0.6%)
American Axle & Manufacturing
  Holdings, Inc.* ......................................................   1,200                        25,656
Copart, Inc.* ..........................................................   3,800                       138,206
Federal-Mogul Corp.*# ..................................................   5,700                         4,503
Group 1 Automotive, Inc.* ..............................................   1,800                        51,318
Littelfuse, Inc.* ......................................................   2,000                        52,480
Oshkosh Truck Corp. ....................................................   1,800                        87,750
Sonic Automotive, Inc.* ................................................   2,192                        51,380
United Auto Group, Inc.* ...............................................   1,000                        25,810
Wabash National Corp.# .................................................   2,500                        19,500
                                                                                                   -----------
                                                                                                       456,603
                                                                                                   -----------


-------------------------------------------------------------------------------------------------------------------
                                                                                   NUMBER                VALUE
                                                                                 OF SHARES              (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
CASINOS & GAMING (0.8%)
Alliance Gaming Corp.* .................................................   1,600                   $    47,024
Ameristar Casinos, Inc.* ...............................................     700                        17,535
Argosy Gaming Co.* .....................................................   2,500                        81,300
Aztar Corp.* ...........................................................   3,700                        67,710
Boyd Gaming Corp.* .....................................................   1,800                        11,700
Churchill Downs, Inc. ..................................................     600                        22,182
Gtech Holdings Corp.*# .................................................   2,600                       117,754
International Game Technology*..........................................   1,200                        81,960
Isle of Capri Casinos, Inc.* ...........................................   2,589                        34,641
M T R Gaming Group, Inc. * .............................................   2,300                        36,800
Penn National Gaming, Inc.* ............................................   1,164                        35,315
Pinnacle Entertainment, Inc.* ..........................................   2,000                        12,060
Shuffle Master, Inc.*# .................................................   2,200                        34,474
Station Casinos, Inc.*# ................................................   3,200                        35,808
WMS Industries, Inc.* ..................................................   1,800                        36,000
                                                                                                   -----------
                                                                                                       672,263
                                                                                                   -----------
CATALOG RETAIL (0.1%)
Coldwater Creek, Inc.* .................................................     400                         8,472
MSC Industrial Direct Co.* .............................................   3,500                        69,125
                                                                                                   -----------
                                                                                                        77,597
                                                                                                   -----------
COMPUTER & ELECTRONICS RETAIL (0.2%)
Circuit City Stores, Inc. --
  CarMax Group* ........................................................   3,300                        75,042
Intertan, Inc.* ........................................................   2,250                        28,260
Midway Games, Inc.*# ...................................................   2,559                        38,411
PC Connection, Inc.* ...................................................     850                        12,605
Ultimate Electronics, Inc.* ............................................   1,100                        33,000
Vialta, Inc., Class A* .................................................   1,519                         1,884
                                                                                                   -----------
                                                                                                       189,202
                                                                                                   -----------
DEPARTMENT STORES (0.1%)
Dillards Inc., Class A# ................................................   6,122                        97,952
Value City Department Stores,
  Inc.* ................................................................     800                         3,760
                                                                                                   -----------
                                                                                                       101,712
                                                                                                   -----------
DISTRIBUTORS (0.2%)
Bell Microproducts, Inc. * .............................................   1,900                        23,978
Building Material Holding
  Corp.* ...............................................................   1,800                        19,530
Daisytek International Corp.* ..........................................   2,000                        26,340
Handleman Co.* .........................................................   2,900                        43,065
NU Skin Enterprises, Inc.,
  Class A* .............................................................   4,537                        39,699
Sturm Ruger & Co., Inc. ................................................   2,200                        26,356
                                                                                                   -----------
                                                                                                       178,968
                                                                                                   -----------
GENERAL MERCHANDISE STORES (0.4%)
7-Eleven, Inc.* ........................................................   1,600                        18,736
99 Cents Only Stores* ..................................................   2,449                        93,307
Casey's General Stores, Inc. ...........................................   4,600                        68,540
CSS Industries, Inc.* ..................................................     300                         9,273
Factory 2-U Stores, Inc.* ..............................................   1,500                        30,060
Fred's, Inc. ...........................................................   1,325                        54,272
Guitar Center, Inc.* ...................................................   2,200                        30,008
Russ Berrie & Co., Inc. ................................................     600                        18,000

EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                                 NUMBER                VALUE
                                               OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
ShopKo Stores, Inc.* .................     3,300                 $    31,350
Wesco International, Inc.* ...........     1,900                       9,405
                                                                 -----------
                                                                     362,951
                                                                 -----------
HOME IMPROVEMENT RETAIL (0.2%)
Scotts Co. (The)* ....................     1,800                      85,680
Toro Co. .............................     1,500                      67,500
                                                                 -----------
                                                                     153,180
                                                                 -----------
HOTELS (0.4%)
Crestline Capital Corp.* .............     1,100                      34,166
Marcus Corp. .........................     2,100                      29,715
MeriStar Hospitality Corp. ...........     3,578                      50,808
Prime Hospitality Corp.*# ............     4,600                      50,830
Rare Hospitality International,
  Inc.*# .............................     2,300                      51,842
Topps Co. (The)* .....................     4,400                      53,460
Trendwest Resorts, Inc.* .............       900                      22,788
Vail Resorts, Inc.* ..................     1,200                      21,276
Wyndham International, Inc.,
  Class A* ...........................   11,800                        6,608
                                                                 -----------
                                                                     321,493
                                                                 -----------
HOUSEHOLD DURABLES (1.4%)
Aaron Rents, Inc. ....................    1,200                       19,560
American Woodmark Corp. ..............      700                       37,625
Applica, Inc.* .......................    2,000                       18,020
Basset Furniture Industries, Inc......      400                        5,604
Bush Industries, Class A .............      300                        3,258
Cost Plus, Inc.* .....................    2,200                       58,300
Fedders Corp. ........................    1,500                        4,560
Furniture Brands International,
  Inc.* ..............................    4,800                      153,696
Haverty Furniture Cos., Inc. .........    1,400                       23,170
Insight Enterprises, Inc.* ...........    3,600                       88,560
KB Home# .............................    3,800                      152,380
Kimball International, Inc.,
  Class B ............................    2,700                       40,905
La-Z-Boy, Inc. .......................    5,200                      113,464
Libbey, Inc. .........................    1,300                       42,445
Metromedia International Group,
  Inc.* ..............................    4,800                        3,888
National Presto Industries, Inc. .....      300                        8,325
Oneida Ltd. ..........................      900                       11,655
Pier 1 Imports, Inc. .................    8,800                      152,592
Rayovac Corp.* .......................    2,400                       42,240
Rent-A-Center, Inc.* .................      600                       20,142
SLI, Inc.# ...........................    1,350                        3,523
Spiegel, Inc., Class A* ..............    2,200                       10,010
Standard-Pacific Corp. ...............    2,300                       55,936
Toll Brothers, Inc.* .................    2,000                       87,800
                                                                 -----------
                                                                   1,157,658
                                                                 -----------
INTERNET RETAIL (0.2%)
1-800 Contacts, Inc.*# ...............    1,000                       12,440
1-800-Flowers.com, Inc. ..............    1,200                       18,720
Global Sports, Inc. * ................    1,600                       31,920
Regis Corp. ..........................    4,050                      104,409
Stamps.com, Inc.* ....................    4,500                       16,110
                                                                 -----------
                                                                     183,599
                                                                 -----------


--------------------------------------------------------------------------------
                                                 NUMBER                VALUE
                                               OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
LEISURE FACILITIES (0.3%)
Bally Total Fitness Holding
  Corp.*# ............................    2,300                  $    49,588
Boca Resorts, Inc.* ..................    2,200                       28,820
Central Parking Corp. ................    2,200                       43,208
Championship Auto Racing
  Teams, Inc.* .......................    1,600                       25,744
Dover Downs Entertainment ............    2,200                       33,660
International Speedway Corp.,
  Class A ............................        1                           39
Magna Entertainment Corp.,
  Class A * ..........................    1,300                        9,100
National Golf Properties, Inc. .......    1,500                       13,305
Speedway Motorsports, Inc.* ..........    1,432                       36,201
Triarc Co.*# .........................    1,575                       38,272
                                                                 -----------
                                                                     277,937
                                                                 -----------
LEISURE PRODUCTS (0.4%)
AMC Entertainment, Inc.* .............    2,200                       26,400
K2, Inc. * ...........................      900                        6,489
Monaco Coach Corp.* ..................    2,550                       55,769
Polaris Industries, Inc. .............    2,300                      132,825
ResortQuest International, Inc.*......    2,100                        9,996
SCP Pool Corp.* ......................    2,250                       61,762
                                                                 -----------
                                                                     293,241
                                                                 -----------
MEDIA (2.2%)
4 Kids Entertainment, Inc.*# .........      800                       16,024
Ackerely Group, Inc.*# ...............    1,800                       31,500
ACTV, Inc.* ..........................    2,700                        5,049
APAC Customer Services, Inc.* ........    1,432                        3,723
Beasley Broadcasting Group * .........      400                        5,204
Bowne & Co., Inc. ....................    2,700                       34,560
Crown Media Holdings, Inc. ...........    1,200                       13,548
Cumulus Media, Inc., Class A* ........    3,300                       53,394
Digimarc Corp.*# .....................    1,304                       24,228
Direct Focus, Inc.*# .................    2,812                       87,734
Fisher Communications, Inc. ..........      300                       13,200
Gaylord Entertainment Co. * ..........    1,700                       41,820
Getty Images, Inc.* ..................    3,100                       71,238
Gray Communication System ............      400                        5,552
Information Holdings, Inc.* ..........    1,700                       48,127
Journal Register Co.* ................    3,200                       67,328
Lee Enterprises, Inc. ................    4,700                      170,939
Liberty Digital, Inc. * ..............    3,300                       11,418
Lodgenet Entertainment
  Corp.*# ............................      804                       13,740
Mail-Well, Inc.* .....................    3,064                       12,562
Martha Stewart Living
  Omnimedia, Class A* ................    1,068                       17,569
Media General, Inc., Class A .........    1,432                       71,357
On Command Corp.* ....................      800                        2,440
Paxson Communications Corp.*..........    2,500                       26,125
Pegasus Communications Corp.*.........    4,200                       43,722
Penton Media, Inc.*# .................    2,200                       13,772
Playboy Enterprises, Inc.,
  Class B* ...........................    1,700                       28,713
Private Media Group Ltd. * ...........      900                        8,820
Pulitzer, Inc. .......................    1,000                       51,000
R.H. Donnelly Corp.* .................    2,600                       75,530

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EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                                 NUMBER                VALUE
                                               OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Regent Communications, Inc.* .........     1,800                 $    12,150
Saga Communications, Inc.* ...........       600                      12,420
Salem Communications Corp.,
  Class A* ...........................     1,101                      25,323
Scholastic Corp.*# ...................     2,600                     130,858
Sinclair Broadcast Group, Inc.* ......     3,108                      29,402
Sirius Satellite Radio, Inc.* ........     5,800                      67,454
Spanish Broadcasting System* .........     4,265                      42,181
Tivo, Inc.*# .........................     2,500                      16,375
UnitedGlobalCom, Inc.,
  Class A*# ..........................     6,500                      32,500
Value Line, Inc. .....................       100                       4,848
Valuevision International, Inc.,
  Class A* ...........................     2,700                      52,893
Wiley, (John) & Sons, Inc.,
  Class A ............................     4,089                      94,170
World Wrestling Federation
  Entertainment, Inc.* ...............     1,356                      17,831
Young Broadcasting Corp.,
  Class A* ...........................     1,800                      32,310
Zebra Technologies Corp.,
  Class A*# ..........................     2,500                     138,775
Zomax, Inc.* .........................     3,600                      28,764
                                                                 -----------
                                                                   1,808,190
                                                                 -----------
PERSONAL PRODUCTS (0.0%)
Standard Commercial Corp. ............     1,400                      23,100
                                                                 -----------
PHOTOGRAPHIC PRODUCTS (0.2%)
Concord Camera Corp.* ................     3,200                      25,344
Sola International, Inc.* ............     2,600                      50,440
Vector Group Ltd. ....................     1,896                      62,284
                                                                 -----------
                                                                     138,068
                                                                 -----------
RESTAURANTS (1.6%)
AFC Enterprises* .....................       600                      17,034
Applebee's International, Inc. .......     3,000                     102,600
Bob Evans Farms, Inc. ................     3,900                      95,823
California Pizza Kitchen, Inc.* ......     1,900                      47,025
CBRL Group, Inc. .....................     5,100                     150,144
CEC Entertainment, Inc.* .............     2,600                     112,814
Cheesecake Factory, Inc.* ............     3,487                     121,243
IHOP Corp.* ..........................     1,500                      43,950
Jack in the Box, Inc.* ...............     3,300                      90,882
Landry's Resaurants, Inc. ............     2,000                      37,300
Lone Star Steakhouse & Saloon,
  Inc. ...............................     2,500                      37,075
O'Charley's, Inc.* ...................     2,100                      38,871
P.F. Chang's China Bistro, Inc.*#.....       800                      37,840
Panera Bread Co., Class A* ...........       900                      46,836
Papa John's International, Inc.*#.....     1,700                      46,716
Ruby Tuesday, Inc. ...................     5,800                     119,654
Ryan's Family Steak Houses,
  Inc.* ..............................     3,500                      75,775
Sonic Corp.*# ........................     2,350                      84,600
Steak N Shake Co. (The)* .............     1,815                      20,038
                                                                 -----------
                                                                   1,326,220
                                                                 -----------
SPECIALTY STORES (1.4%)
American Greetings Corp.# ............     5,857                      80,709
Boyds Collection Ltd.* ...............     4,388                      29,707
Children's Place, Inc.*# .............     1,100                      29,865


--------------------------------------------------------------------------------
                                                 NUMBER                VALUE
                                               OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
CPI Corp. ............................      700                  $    11,620
CSK Auto Corp.* ......................    1,800                       17,910
Electronics Boutique Holdings
  Corp.* .............................      900                       35,946
Electronics for Imaging, Inc.* .......    5,000                      111,550
Fossil, Inc.* ........................    1,650                       34,650
Hibbett Sporting Goods, Inc. * .......      600                       18,180
Hollywood Entertainment
  Corp.* .............................    4,000                       57,160
J. Jill Group, Inc.* .................    1,200                       25,836
Jakks Pacific, Inc.* .................    2,100                       39,795
Linens 'N Things, Inc.*# .............    3,300                       84,150
Movie Gallery, Inc. * ................      900                       21,924
OfficeMax, Inc.* .....................    9,000                       40,500
Petsmart, Inc.*# .....................   10,400                      102,336
Tanger Factory Outlet Centers ........      800                       16,680
TBC Corp.* ...........................    2,400                       32,136
Trans World Entertainment
  Corp.*# ............................    3,250                       24,700
Tuesday Morning Corp.* ...............    1,400                       25,326
Tweeter Home Entertainment
  Group, Inc.* .......................    1,700                       49,300
Wd-40 Co. ............................    1,900                       50,635
Winnebago Industries, Inc. ...........    1,500                       55,410
Yankee Candle Co., Inc.*# ............    1,104                       25,017
Zale Corp.* ..........................    3,084                      129,158
                                                                 -----------
                                                                   1,150,200
                                                                 -----------
TEXTILES & APPAREL (1.7%)
Brown Shoe Co., Inc. .................    2,000                       32,480
Buckle, Inc.* ........................      500                       11,150
Burlington Coat Factory
  Warehouse Corp. ....................    1,300                       21,840
Cato Corp., Class A ..................    1,700                       32,130
Charming Shoppes, Inc.* ..............   10,900                       57,879
Chico's FAS, Inc.*# ..................    2,050                       81,385
Collins & Aikman Corp.* ..............   11,000                       84,700
Dress Barn, Inc.* ....................    1,600                       40,016
Footstar, Inc.* ......................    1,700                       53,210
G&K Services, Inc., Class A ..........    2,300                       74,290
Genesco, Inc.*# ......................    2,000                       41,520
Guess?, Inc.* ........................      900                        6,750
Hancock Fabrics, Inc. ................    2,200                       28,930
Interface, Inc., Class A .............    4,700                       26,367
K-Swiss, Inc., Class A ...............      900                       29,925
Kellwood Co. .........................    2,400                       57,624
Kenneth Cole Productions,
  Class A* ...........................    1,250                       22,125
Michaels Stores, Inc.* ...............    6,200                      204,290
Movado Group, Inc. ...................      500                        9,600
Nautica Enterprises, Inc.* ...........    3,000                       38,370
OshKosh B'Gosh, Inc., Class A ........    1,220                       51,167
Phillips-Van Heusen Corp. ............    1,900                       20,710
Quaker Fabric Corp.* .................    1,700                       14,127
Quicksilver, Inc.* ...................    1,800                       30,960
Russell Corp. ........................    1,800                       27,018
Salton, Inc.*# .......................    1,100                       20,768
Skechers U.S.A., Inc., Class A* ......    2,008                       29,357
Stein Mart, Inc.* ....................    3,100                       25,916
Stride Rite Corp. ....................    3,800                       24,890

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EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Unifi, Inc.* ........................     5,500                 $    39,875
Unifirst Corp. ......................       400                       9,020
Urban Outfitters, Inc. ..............     1,000                      24,120
Vans, Inc.* .........................     1,600                      20,384
Westpoint Stevens, Inc.* ............     4,280                      10,486
Wolverine World Wide, Inc. ..........     3,700                      55,685
                                                                -----------
                                                                  1,359,064
                                                                -----------
  TOTAL CONSUMER DISCRETIONARY.......                            11,917,339
                                                                -----------
CONSUMER STAPLES (3.2%)
BEVERAGES (0.1%)
Boston Beer Co., Inc., Class A *.....       500                       8,575
Coca Cola Bottling Co.
  Consolidated ......................       300                      11,358
Robert Mondavi Corp., Class A*.......     1,100                      41,800
                                                                -----------
                                                                     61,733
                                                                -----------
DRUG RETAIL (0.1%)
Duane Reade, Inc.* ..................       900                      27,315
Longs Drug Stores Corp. .............     3,296                      77,060
                                                                -----------
                                                                    104,375
                                                                -----------
FOOD DISTRIBUTORS (0.2%)
Fleming Cos., Inc.# .................     3,900                      72,150
Green Mountain Coffee, Inc. *#.......       700                      19,173
Hain Celestial Group, Inc.* .........     2,600                      71,396
                                                                -----------
                                                                    162,719
                                                                -----------
FOOD PRODUCTS (1.8%)
Alico Inc. ..........................       600                      18,810
American Italian Pasta Co.* .........     1,700                      71,451
Aurora Foods, Inc.* .................     3,100                      15,655
Corn Products International,
  Inc.# .............................     3,700                     130,425
Dean Foods Co.# .....................     3,691                     251,712
Del Monte Foods Co.* ................     3,400                      28,934
Delta & Pine Land Co. ...............     2,900                      65,627
Dole Food Co. .......................     4,596                     123,311
Dreyer's Grand Ice Cream, Inc. ......     2,200                      84,722
Flowers Foods, Inc.* ................     1,700                      67,864
International Multifoods Corp. ......     1,700                      40,630
Interstate Bakeries Corp. ...........     2,500                      60,450
Lance, Inc. .........................     2,900                      41,441
Nash Finch Co. ......................     1,400                      43,540
Pilgrims Pride Corp., Class B .......     1,300                      17,615
Ralcorp Holdings, Inc. (New)* .......     2,480                      56,296
Riviana Foods, Inc. .................       800                      14,200
Sensient Technologies Corp.# ........     5,300                     110,293
Smucker (J.M.) Co. ..................     2,200                      77,836
Spartan Stores, Inc.* ...............     2,200                      26,312
Universal Corp.# ....................     2,900                     105,589
                                                                -----------
                                                                  1,452,713
                                                                -----------
FOOD RETAIL (0.5%)
Buca, Inc.* .........................     1,800                      29,178
Great Atlantic & Pacific Tea Co.,
  Inc.* .............................     2,300                      54,694
Ingles Markets, Inc., Class A .......     1,300                      15,535
Luby's, Inc.* .......................     2,300                      13,133
Pathmark Stores, Inc.*# .............     3,100                      76,446
Performance Food Group Co.*#.........     4,100                     144,197


--------------------------------------------------------------------------------
                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Ruddick Corp. .......................     2,400                 $    38,376
Smart & Final, Inc.* ................       400                       4,176
United Natural Foods, Inc.* .........     1,200                      30,000
Wild Oats Markets, Inc.*# ...........     2,100                      20,853
                                                                -----------
                                                                    426,588
                                                                -----------
HOUSEHOLD PRODUCTS (0.1%)
Blyth, Inc. .........................     3,584                      83,328
                                                                -----------
PERSONAL PRODUCTS (0.4%)
Church & Dwight Co., Inc. ...........     4,000                     106,520
DIMON, Inc. .........................     4,600                      33,120
Elizabeth Arden, Inc. *# ............     1,500                      22,905
Nature's Sunshine Products, Inc......       600                       7,044
Playtex Products, Inc.* .............     1,800                      17,550
Scansource, Inc.* ...................       700                      33,320
The Dial Corp.# .....................     8,900                     152,635
                                                                -----------
                                                                    373,094
                                                                -----------
  TOTAL CONSUMER STAPLES ............                             2,664,550
                                                                -----------
ENERGY (3.0%)
INTEGRATED OIL & GAS (0.8%)
Berry Petroleum, Class A ............     1,100                      17,270
Cabot Oil & Gas Corp., Class A.......     2,500                      60,125
EEX Corp.* ..........................     3,466                       6,378
H Power Corp.*# .....................     1,900                       5,928
Houston Exploration Co.* ............       700                      23,506
Key Energy Services, Inc.* ..........     8,500                      78,200
Meridian Resource Corp.* ............     3,300                      13,167
Plains Resources, Inc.* .............     2,000                      49,220
Range Resources Corp.* ..............     5,600                      25,480
Spinnaker Exploration Co.* ..........     1,664                      68,490
St. Mary Land & Exploration
  Co. ...............................     3,200                      67,808
Stone Energy Corp.* .................     1,956                      77,262
Tom Brown, Inc.* ....................     3,700                      99,937
Vintage Petroleum, Inc. .............     4,400                      63,580
                                                                -----------
                                                                    656,351
                                                                -----------
OIL & GAS DRILLING (0.1%)
Chiles Offshore, Inc. * .............       400                       7,956
Hydril Co.* .........................     1,600                      28,208
Parker Drilling Co.* ................     6,500                      23,985
                                                                -----------
                                                                     60,149
                                                                -----------
OIL & GAS EQUIPMENT &
  SERVICES (0.9%)
Atwood Oceanics, Inc.* ..............     1,200                      41,820
CAL Dive International, Inc.* .......     3,428                      84,603
Carbo Ceramics, Inc. ................       800                      31,328
Dril-Quip, Inc.* ....................       700                      16,870
Evergreen Resources, Inc.*# .........     1,500                      57,915
Grey Wolf, Inc.* ....................    15,600                      46,332
Gulf Island Fabrication, Inc. * .....     1,500                      18,765
Holly Corp. .........................     1,000                      19,250
Input/Output, Inc.* .................     3,800                      31,198
Lufkin Industries Inc. ..............       900                      24,120
McMoRan Exploration Co.* ............     1,200                       6,948
Newpark Resources, Inc.* ............     6,300                      49,770
Oceaneering International, Inc.*.....     2,600                      57,512
Offshore Logistics, Inc.* ...........     1,900                      33,744

EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                                 NUMBER                VALUE
                                               OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Seacor Smit, Inc.*# ..................    1,550                  $    71,920
Superior Energy Services, Inc.* ......    4,577                       39,591
Swift Energy Co.*# ...................    1,900                       38,380
Syntroleum Corp.* ....................    2,800                       19,880
Universal Compression Holdings,
  Inc.* ..............................      900                       26,541
W-H Energy Services, Inc.* ...........    1,700                       32,385
                                                                 -----------
                                                                     748,872
                                                                 -----------
OIL & GAS EXPLORATION &
  PRODUCTION (0.9%)
3TEC Energy Corp.* ...................    2,000                       28,000
Callon Petroleum Co.* ................      500                        3,425
Chesapeake Energy Corp.* .............   12,690                       83,881
Clayton Williams Energy, Inc.* .......      500                        6,550
Comstock Resources, Inc.* ............    2,201                       15,407
Denbury Resources, Inc.* .............    1,000                        7,310
Energy Partners Ltd.* ................    2,600                       19,630
KCS Energy, Inc.*# ...................    3,200                        9,984
KEY Production Co., Inc.* ............    1,744                       29,648
Magnum Hunter Resources,
  Inc.*# .............................    2,200                       18,260
Nuevo Energy Co.* ....................    2,000                       30,000
Oneok, Inc. ..........................    5,800                      103,472
Osca, Inc.* ..........................    1,000                       20,850
Patina Oil & Gas Corp. ...............    1,932                       53,130
Petroquest Energy, Inc.* .............    3,300                       17,556
Prima Energy Corp.* ..................    1,324                       28,797
Prize Energy Corp. * .................      800                       18,496
Pure Resources, Inc.* ................    1,769                       35,557
Quicksilver Resources, Inc.* .........    1,200                       22,860
Remington Oil & Gas Corp.* ...........    2,100                       36,330
Southwestern Energy Co. ..............    3,000                       31,200
Transmontaigne, Inc.* ................    2,100                       11,445
Unit Corp.* ..........................    2,972                       38,338
Western Gas Resources, Inc. ..........    2,000                       64,640
Westport Resources Corp.* ............    2,371                       41,137
                                                                 -----------
                                                                     775,903
                                                                 -----------
OIL & GAS REFINING &
  MARKETING (0.3%)
Frontier Oil Corp. ...................    2,844                       47,324
Headwaters, Inc.* ....................    2,000                       22,920
Pennzoil-Quaker State Co. ............    7,500                      108,375
Tesoro Petroleum Corp.* ..............    3,300                       43,263
                                                                 -----------
                                                                     221,882
                                                                 -----------
  TOTAL ENERGY .......................                             2,463,157
                                                                 -----------
FINANCIALS (19.9%)
BANKS (8.0%)
1st Source Corp. .....................      851                       17,616
Alabama National Bancorp/Del..........      500                       16,855
Anchor Bancorp Wisconsin,
  Inc.# ..............................    2,100                       37,254
Area Bancshares Corp. ................      900                       17,523
Arrow Financial Corp. ................      210                        6,130
BancFirst Corp. ......................      203                        7,044
BancFirst Ohio Corp. .................    1,200                       28,980
Bancorpsouth, Inc. ...................    8,475                      140,685
Bank Atlantic Bancorp, Inc. ..........    3,200                       29,376
Bank Mutual Corp.* ...................      500                        7,640


--------------------------------------------------------------------------------
                                                 NUMBER                VALUE
                                               OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Bank of Granite Corp. ................      550                  $    10,874
Bankunited Financial Corp.* ..........    2,400                       35,640
Banner Corp. .........................    1,600                       27,056
Bay View Capital Corp.* ..............    6,171                       45,233
Brookline Bancorp, Inc. ..............      700                       11,508
BSB Bancorp, Inc. ....................      400                        9,484
Capital City Bank Group, Inc. ........      250                        6,058
Capitol Federal Financial Corp. ......    3,400                       70,856
CashAmerica International, Inc........    1,900                       16,150
Cathay Bancorp, Inc. .................      900                       57,645
CCBT Financial Companies Inc..........    1,200                       28,320
Centennial Bancorp ...................    2,940                       21,697
CFS Bancorp, Inc. ....................    2,300                       33,005
Chemical Financial Corp. .............    1,744                       52,599
Chittenden Corp. .....................    3,186                       87,934
Citizens, Inc.*, Class A .............    1,400                       17,710
City Bank Lynnwood WA ................      564                       13,513
City Holdings Co. ....................    1,000                       12,040
Coastal Bancorp, Inc. ................      100                        2,890
Colonial Bancgroup, Inc. .............   11,835                      166,755
Columbia Banking Systems, Inc.*           1,800                       23,490
Commerce One Inc.* ...................   28,900                      103,173
Commercial Federal Corp. .............    5,169                      121,471
Commonwealth Bancorp, Inc. ...........      300                        6,645
Community Bank System, Inc. ..........    1,200                       31,440
Community Banks, Inc. ................      300                        8,100
Community First Bankshares,
  Inc. ...............................    4,000                      102,760
Community Trust Bancorp, Inc. ........      500                       11,875
Connecticut Bancshares Inc/de ........    1,500                       38,775
CORUS Bankshares, Inc. ...............    1,100                       49,940
CPB, Inc. ............................      400                       11,764
CVB Financial Corp. ..................    2,553                       59,740
Dime Community Bancshares,
  Inc.# ..............................    1,800                       50,508
Downey Financial Corp. ...............    2,225                       91,781
East-West Bancorp, Inc. ..............    2,600                       66,950
F & M Bancorp/Frederick MD ...........    1,000                       25,450
Farmers Capital Bank Corp. ...........      400                       14,668
Fidelity Bankshares, Inc. ............    2,300                       36,731
Financial Institutions, Inc. .........      400                        9,360
First Bancorp North Carolina .........      100                        2,255
First Bancorp. .......................    1,900                       54,150
First Busey Corp., Class A ...........      500                       10,740
First Charter Corp. ..................    2,416                       40,855
First Citizens BankShares, Inc.,
  Class A ............................      500                       48,875
First Commonwealth Financial
  Corp. ..............................    4,926                       56,748
First Community Bancshares Inc.             500                       14,735
First Essex Bancorp, Inc. ............    1,000                       28,180
First Federal Capital Corp. ..........    1,000                       15,700
First Financial Bancorp ..............    2,683                       47,355
First Financial Bankshares, Inc. .....      787                       23,689
First Financial Corp. ................      700                       30,695
First Financial Holdings, Inc. .......    1,400                       33,838
First Indiana Corp. ..................      900                       19,719
First Merchants Corp. ................      672                       16,141
First Midwest Bancorp, Inc. ..........    5,431                      158,531

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EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                                 NUMBER                VALUE
                                               OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
First Niagara Financial Group,
  Inc. ...............................     400                   $     6,732
First Place Financial Corp.
  (Warren/Ohio) ......................   2,100                        33,075
First Republic Bank* .................   1,500                        36,225
First Sentinel Bancorp, Inc. .........   2,182                        27,319
FirstFed Financial Corp.* ............   2,100                        53,823
Flagstar Bancorp, Inc. ...............   1,000                        20,130
Frontier Financial Corp. .............   2,100                        54,936
GBC Bancorp ..........................   1,110                        32,745
German American Bancorp ..............     420                         6,804
Glacier Bancorp, Inc. ................     800                        16,656
Gold Banc Corp., Inc. ................   1,800                        12,798
Great Southern Bancorp, Inc. .........     200                         6,100
Greater Bay Bancorp# .................   5,410                       154,618
Hancock Holding Co. ..................     600                        25,824
Harbor Florida Bancshares, Inc........   2,700                        45,900
Harleysville National Corp. ..........   1,370                        32,264
Hudson United Bancorp ................   5,061                       145,251
IBERIABANK Corp. .....................     100                         2,772
Independence Community Bank
  Corp. ..............................   6,100                       138,836
Independent Bank Corp. --
  Mich ...............................   1,575                        43,785
Integra Bank Corp. ...................   1,256                        26,301
International Bancshares Corp. .......   1,483                        62,508
Irwin Financial Corp.# ...............   1,400                        23,800
Lakeland Bancorp, Inc. ...............     630                        10,269
Local Financial Corp.* ...............   2,500                        34,975
MAF Bancorp, Inc. ....................   2,350                        69,325
Main Street Banks, Inc. ..............     400                         6,560
MB Financial, Inc.* ..................   1,000                        27,190
Mid-America Bancorp ..................   1,224                        40,514
Mid-State Bancshares .................   1,700                        27,676
Mississippi Valley Bancshares,
  Inc. ...............................     300                        11,760
National Penn Bancshares, Inc. .......   1,560                        34,320
NBC Capital Corp. ....................     200                         6,142
NBT Bancorp, Inc. ....................   2,648                        38,370
Net. Bank, Inc.*# ....................   3,200                        33,536
New York Community Bancorp,
  Inc. ...............................   8,131                       185,956
OceanFirst Financial Corp. ...........   1,200                        28,992
Old Second Bancorp Inc. ..............     300                        11,826
Omega Financial Corp. ................     600                        19,290
Pacific Capital Bancorp ..............   3,100                        86,149
Pacific Northwest Bancorp ............     850                        17,391
Park National Corp. ..................   1,030                        95,532
PFF Bancorp, Inc. ....................   1,500                        41,400
Port Financial Corp. .................   1,200                        31,284
Promistar Financial Corp. ............   1,930                        47,188
Prosperity Bancshares, Inc. ..........     200                         5,398
Provident Bankshares Corp. ...........   2,942                        71,491
Quaker City Bancorp, Inc.* ...........     700                        20,895
Republic Bancorp, Inc. ...............   5,731                        79,374
Republic Bancshares, Inc.* ...........   1,000                        13,000
Riggs National Corp.
  (Washington D.C.) ..................   2,000                        27,940
S & T Bancorp, Inc. ..................   1,960                        47,589
Sandy Spring Bancorp, Inc. ...........   1,800                        57,348


--------------------------------------------------------------------------------
                                                 NUMBER                VALUE
                                               OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Santander Bancorp ....................     300                   $     5,823
Seacoast Financial Services Corp.        3,100                        53,165
Seacost Banking Corp., Class A .......     600                        27,840
Second Bancorp, Inc.* ................     400                         8,644
Silicon Valley Bancshares* ...........   4,600                       122,958
Simmons First National Corp.,
  Class A ............................     400                        12,860
South Financial Group, Inc.
  (The) ..............................   4,670                        82,892
Southwest Bancorporation of
  Texas, Inc.* .......................   2,900                        87,783
ST Francis Capital Corp. .............     200                         4,626
Staten Island Bancorp, Inc.# .........   6,000                        97,860
Sterling Bancorp-N Y .................   1,210                        35,332
Sterling Bancshares, Inc., Texas .....   4,075                        51,019
Sterling Financial Corp. .............     700                        17,052
Suffolk Bancorp ......................     300                        16,368
Susquehanna Bancshares, Inc. .........   4,300                        89,655
SY Bancorp, Inc. .....................     300                         9,990
Texas Regional Bancshares, Inc.,
  Class A ............................   1,720                        65,102
The People Holding Co. ...............     300                        11,100
Tompkinstrustco, Inc. ................     300                        12,075
Troy Financial Corp. .................     900                        22,320
Trust Co. of New Jersey ..............   1,400                        35,280
Trustco Bank Corp. (New York).........   7,683                        96,575
UCBH Holdings, Inc. ..................   2,388                        67,915
Umpqua Holdings Corp.# ...............   2,100                        28,350
UNB Corp/Ohio ........................     400                         7,420
United Bankshares, Inc. ..............   4,400                       126,984
United Community Financial
  Corp. ..............................   3,000                        21,600
United Dominion Realty Trust .........   8,900                       128,160
United National Bancorp ..............   1,648                        39,568
USB Holding Co., Inc. ................     462                         7,785
W Holding Co., Inc. ..................   2,500                        40,500
Washington Trust Bancorp .............     700                        13,300
Waypoint Financial Corp ..............   4,100                        61,828
Wesbanco, Inc.# ......................   2,200                        46,486
West Coast Bancorp (Oregon) ..........   2,300                        32,016
Westamerica Bancorporation ...........   3,540                       140,078
Whitney Holding Corp. ................   2,800                       122,780
                                                                 -----------
                                                                   6,591,868
                                                                 -----------
DIVERSIFIED FINANCIALS (2.3%)
Actrade Financial Technologies
  Ltd.*# .............................     600                        17,670
Advanta Corp., Class A ...............   2,500                        24,850
Affiliated Managers Group,
  Inc.*# .............................   2,100                       148,008
Amcore Financial, Inc. ...............   2,800                        62,580
American Financial Holdings,
  Inc.# ..............................   2,977                        75,645
BOK Financial Corp.* .................   1,339                        42,192
Boston Private Financial
  Holdings, Inc. .....................   1,600                        35,312
Charter Municipal Mortgage
  Acceptance Co. .....................   3,600                        58,500
Citizens Banking Corp. ...............   5,039                       165,682
CompuCredit Corp.*# ..................   1,188                        13,971

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EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Credit Acceptance Corp.* ............   2,100                   $    18,690
Doral Financial Corp. ...............   3,500                       109,235
DVI, Inc.* ..........................     700                        12,040
Federal Agricultural Mortgage
  Corp., Class C* ...................     700                        28,350
Financial Federal Corp.* ............   1,200                        37,500
Finova Group, Inc.* .................   4,100                         2,501
Flushing Financial Corp. ............   1,650                        29,370
FNB Corp. ...........................   3,182                        83,846
Friedman, Billings, Ramsey
  Group, Inc., Class A* .............   3,000                        15,570
Gabelli Asset Management* ...........     300                        12,960
Independent Bank Corp. --
  Mass ..............................   1,700                        36,533
IndyMac Bancorp, Inc.*# .............   5,700                       133,266
Interactive Data Corp. ..............   3,900                        55,146
Jeffries Group, Inc. ................   2,500                       105,775
Medallion Financial Corp. ...........   1,700                        13,430
National Processing, Inc.* ..........     900                        29,250
New Century Financial Corp. .........   1,700                        23,001
NextCard, Inc.* .....................   3,789                         1,970
Northwest Bancorp, Inc. .............     600                         6,864
Ocwen Financial Corp.* ..............   3,500                        29,680
Oriental Financial Group, Inc. ......     533                         9,914
R & G Financial Corp., Class B ......   1,400                        23,996
Raymond James Financial, Inc. .......   3,900                       138,528
Redwood Trust, Inc. .................   1,000                        24,230
Resource America, Inc., Class A......   2,100                        19,614
SoundView Technology Group,
  Inc.* .............................   7,466                        17,396
Student Loan Corp. ..................     500                        40,300
Triad Guaranty, Inc.* ...............   1,000                        36,270
UMB Financial Corp. .................   1,974                        78,960
Westcorp ............................     960                        17,923
WFS Financial, Inc.* ................     800                        19,208
Wintrust Financial Corp. ............   1,000                        30,570
WSFS Financial Corp. ................     200                         3,470
                                                                -----------
                                                                  1,889,766
                                                                -----------
INSURANCE (2.6%)
Alfa Corp. ..........................   3,400                        76,296
American Physicians Capital,
  Inc.* .............................   1,600                        34,800
AmerUs Group Co.# ...................   4,400                       157,696
Argonaut Group, Inc. ................   1,500                        29,355
Baldwin & Lyons, Inc. Class B .......     600                        15,360
Brown & Brown, Inc. .................   4,400                       120,120
Capitol Transamerica Corp. ..........     300                         4,935
CNA Surety Corp. ....................     900                        13,950
Commerce Group, Inc. ................   2,700                       101,763
Delphi Financial Group, Inc.,
  Class A ...........................   1,342                        44,689
FBL Financial Group, Inc.,
  Class A ...........................   1,074                        17,914
First American Corp.# ...............   6,650                       124,621
Fremont General Corp. ...............   6,316                        49,391
Great American Financial
  Resources, Inc. ...................     700                        13,125
Harleysville Group, Inc. ............   3,300                        78,837
HealthExtras, Inc.* .................   1,800                        10,278


--------------------------------------------------------------------------------
                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Hilb, Rogal & Hamilton Co. ..........   1,500                   $    84,075
Horace Mann Educators Corp. .........   4,300                        91,246
Kansas City Life Insurance Co. ......     600                        22,260
Landamerica Financial Group,
  Inc. ..............................   1,900                        54,530
Lennox International, Inc. ..........   3,401                        32,990
Liberty Corp. .......................   1,392                        57,281
Midland Co. .........................     500                        21,900
National Western Life Insurance
  Co., Class A* .....................     100                        11,120
Ohio Casualty Corp. .................   6,000                        96,300
Philadelphia Consolidated
  Holdings Corp.*# ..................   1,300                        49,023
Pico Holdings, Inc.* ................     800                        10,000
PMA Capital Corp., Class A ..........   1,000                        19,300
Presidential Life Corp. .............   2,700                        55,512
ProAssurance Corp.* .................   1,764                        31,011
RLI Corp. ...........................     925                        41,625
Scpie Holdings, Inc. ................   1,000                        29,250
Selective Insurance Group, Inc. .....   2,800                        60,844
Stancorp Financial Group, Inc. ......   2,804                       132,489
State Auto Financial Corp. ..........     700                        11,368
Stewart Information Services
  Corp.* ............................   1,600                        31,600
UICI* ...............................   3,300                        44,550
United Fire & Casualty Co. ..........     400                        11,452
Universal American Financial
  Corp.* ............................   5,500                        37,345
Vesta Insurance Group, Inc. .........   3,400                        27,200
W.R. Berkley Corp. ..................   2,000                       107,400
Zenith National Insurance Corp.......     500                        13,970
                                                                -----------
                                                                  2,078,771
                                                                -----------
INVESTMENT COMPANIES (0.2%)
American Capital Strategies Ltd......   3,556                       100,812
BKF Capital Group, Inc.* ............     300                         8,610
Ladenburg Thalmann Financial
  Services, Inc.* ...................     555                           483
SWS Group, Inc.# ....................   1,682                        42,807
                                                                -----------
                                                                    152,712
                                                                -----------
REAL ESTATE (6.8%)
Alexander's, Inc.* ..................     200                        11,380
Alexandria Real Estate Equities,
  Inc. ..............................   1,400                        57,540
AMLI Residential Properties
  Trust .............................   1,600                        40,352
Annaly Mtg. Mgmt., Inc. .............   4,800                        76,800
Anthracite Capital Inc.# ............   4,200                        46,158
Associated Estates Realty ...........     300                         2,754
Bedford Property Investors, Inc......   1,800                        40,500
Boykin Lodging Co., Inc. ............   3,300                        26,301
Brandywine Realty Trust .............   2,900                        61,103
BRE Properties, Inc., Class A .......   4,900                       151,704
Burnham Pacific Properties, Inc......   1,500                         6,180
Camden Property Trust ...............   3,200                       117,440
Capital Automotive ..................   2,500                        49,725
Capstead Mortgage Corp. .............     660                        15,510
CBL & Associates Properties,
  Inc. ..............................   2,500                        78,750
CenterPoint Properties Corp. ........   2,300                       114,540

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EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Chateau Communities, Inc. ...........     1,600                 $    47,840
Chelsea Property Group, Inc. ........     1,600                      78,560
Choice Hotels International,
  Inc.* .............................     3,700                      81,955
Colonial Properties Trust ...........     1,700                      52,955
Commercial Net Lease Realty .........     2,000                      26,000
Cornerstone Realty Income
  Trust, Inc. .......................     5,700                      64,695
Cousins Properties, Inc. ............     3,750                      91,350
Crown American Realty Trust .........       600                       4,680
Developers Diversified Realty
  Corp. .............................     5,500                     105,050
EastGroup Properties ................     1,600                      36,912
Entertainment Properties Trust ......     2,300                      44,505
Equity Inns, Inc. ...................     4,500                      29,790
Essex Property Trust, Inc. ..........     1,600                      79,056
Federal Realty Investment Trust......     3,600                      82,800
FelCor Lodging Trust, Inc.# .........     3,613                      60,373
First Industrial Realty Trust,
  Inc.# .............................     3,600                     111,960
Forest City Enterprises, Inc.,
  Class A ...........................     2,350                      90,945
Gables Residential Trust ............     1,900                      56,240
Getty Realty Corp. ..................     1,800                      33,930
Glenborough Realty Trust, Inc. ......     2,400                      46,560
Glimcher Realty Trust ...............     3,100                      58,373
Great Lakes Reit, Inc. ..............     2,200                      35,200
Health Care Reit, Inc. ..............     3,800                      92,530
Healthcare Realty Trust, Inc. .......     3,596                     100,688
Highwoods Properties, Inc. ..........     5,841                     151,574
Home Properties of New York,
  Inc. ..............................     2,000                      63,200
HRPT Properties Trust ...............    11,200                      96,992
Innkeepers USA Trust ................     3,700                      36,260
Insignia Financial Group, Inc.,
  Class A* ..........................     1,033                      11,156
Investors Real Estate Trust .........       700                       6,580
IRT Property Co. ....................     3,500                      37,100
JDN Realty Corp. ....................     3,850                      47,471
Jones Lang Lasalle, Inc.* ...........     3,500                      63,175
JP Realty, Inc. .....................       700                      16,653
Keystone Property Trust .............     1,800                      23,562
Kilroy Realty Corp. .................     2,500                      65,675
Koger Equity, Inc. ..................     1,800                      29,340
Kramont Realty Trust ................     1,100                      16,060
La Quinta Properties, Inc.* .........    14,050                      80,647
LaSalle Hotel Properties Reit .......     2,000                      23,480
Lexington Corp. Properties Trust
  Reit ..............................     1,000                      15,500
LNR Property Corp. ..................     2,500                      77,950
Manufactured Home
  Communities, Inc. .................     1,600                      49,936
Meritage Corp.* .....................       200                      10,260
Mid America Apartment
  Communities, Inc. .................     1,100                      28,930
Mid-Atlantic Realty Trust ...........       300                       4,665
Mills Corp.# ........................     2,300                      60,904
Mission West Properties, Inc. .......       900                      11,448
Mobile Mini, Inc.* ..................     1,468                      57,428
National Health Investors, Inc. .....     2,600                      38,480


--------------------------------------------------------------------------------
                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Nationwide Health Properties, Inc.       4,800                  $    89,712
NVR, Inc.*# .........................      600                      122,400
Pan Pacific Retail Properties,
  Inc. ..............................    1,830                       52,558
Parkway Properties, Inc. ............      600                       19,920
Penn Real Estate Investment
  Trust .............................    1,200                       27,840
Penn Virginia Corp. .................    1,100                       37,510
Post Properties, Inc. ...............    3,400                      120,734
Prentiss Properties Trust ...........    2,800                       76,860
Prime Group Realty Trust ............    1,700                       15,691
PS Business Parks, Inc., Class A.....    1,600                       50,400
Realty Income Corp. .................    3,000                       88,200
Reckson Associates Realty# ..........    3,900                       91,104
Regency Centers Corp ................    2,300                       63,825
RFS Hotel Investors, Inc. ...........    3,300                       37,554
Ryland Group, Inc.# .................    1,300                       95,160
Saul Centers, Inc. ..................      500                       10,675
Schuler Homes, Inc., Class A* .......    3,400                       67,490
Senior Housing Properties Trust......    1,300                       18,083
Shurgard Storage Centers,
  Class A# ..........................    3,300                      105,600
SL Green Realty Corp. ...............    2,500                       76,775
Sovran Self Storage, Inc. ...........    1,200                       37,380
Storage USA, Inc. ...................    1,800                       75,780
Summit Properties, Inc. .............    3,100                       77,562
Sun Communities, Inc. ...............    1,300                       48,425
Taubman Center, Inc. ................    3,900                       57,915
The Macerich Co. ....................    2,500                       66,500
Thornberg Mortgage Asset Corp.           2,500                       49,250
Town & Country Trust ................    1,700                       35,530
Trammell Crow Co.* ..................    1,600                       18,720
U.S. Restaurant Properties
  Master L.P. .......................      900                       13,122
Universal Health Rlty Income ........    1,500                       35,250
Ventas, Inc. ........................    6,100                       70,150
Washington Real Estate
  Investment Trust ..................    3,200                       79,648
Weingarten Realty Investors .........    2,900                      139,200
                                                                -----------
                                                                  5,606,633
                                                                -----------
  TOTAL FINANCIALS ..................                            16,319,750
                                                                -----------
HEALTH CARE (12.7%)
BIOTECHNOLOGY (2.5%)
Acacia Research Corp.*# .............    1,575                       17,435
Aclara BioSciences, Inc.* ...........    3,900                       19,773
Advanced Tissue Sciences, Inc.*......    6,830                       29,779
Antigenics, Inc., Del# ..............    1,800                       29,520
Applied Molecular Evolution,
  Inc.* .............................    1,900                       23,389
Arqule, Inc.* .......................    2,100                       35,700
Avant Immunotherapeutics,
  Inc.* .............................    6,498                       26,057
AVI BioPharma, Inc.* ................    2,100                       22,932
Avigen, Inc.*# ......................    2,400                       27,624
Bio-Rad Laboratories, Inc.,
  Class A* ..........................      700                       44,310
Bio-Technology General Corp.* .......    5,100                       41,973
Biopure Corp.*# .....................    1,420                       20,178
Cell Therapeutics, Inc.*# ...........    3,161                       76,307

EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Charles River Laboratories
  International, Inc. *# ............     3,900                 $   130,572
Cryolife, Inc.* .....................     1,760                      52,800
CV Therapeutics, Inc.*# .............     1,856                      96,549
Cytogen Corp.* ......................     6,700                      20,167
Decode Genetics, Inc. * .............     3,500                      34,300
Dendreon Corp.* .....................     1,800                      18,126
Diversa Corp.* ......................     2,900                      41,035
Dyax Corp.* .........................     2,100                      23,037
Emisphere Technologies, Inc.*# ......     1,668                      53,226
EntreMed, Inc.*# ....................     1,700                      14,365
Enzo Biochem, Inc.*# ................     1,885                      44,297
Esperion Therapeutics, Inc.* ........     2,600                      19,110
Exelixis, Inc.* .....................     3,500                      58,170
Genelabs Technologies* ..............     5,600                      10,360
Genencor International, Inc.* .......       600                       9,576
Genome Therapeutics Corp.* ..........     2,200                      14,982
Genzyme Corp-Genzyme
  Biosurgery Division* ..............     2,900                      15,399
Genzyme Transgenics Corp.* ..........     3,000                      17,460
Harvard Bioscience, Inc.* ...........     1,100                      10,934
Hyseq, Inc.* ........................     1,500                      11,580
Ilex Oncology, Inc.* ................     2,961                      80,065
Immune Response Corp.* ..............     4,300                       5,762
Impax Laboratories Inc. .............     2,200                      29,568
Insmed, Inc.* .......................     2,300                       8,786
Integra LifeSciences Holdings
  Corp. * ...........................     1,100                      28,974
K-V Pharmaceutical Co.,
  Class B*# .........................     2,100                      68,166
Kosan Biosciences, Inc.* ............     2,000                      15,980
Lexicon Genetics, Inc.* .............     3,080                      35,543
Martek Biosciences Corp.* ...........     1,768                      38,454
Maxygen, Inc.* ......................     3,200                      56,224
Nanogen, Inc.* ......................     1,800                      10,386
Neurocrine Biosciences, Inc.*# ......     2,384                     122,323
Northfield Laboratories, Inc. .......     1,400                      12,013
Novavax, Inc.* ......................     1,900                      26,790
Orchid BioSciences, Inc.* ...........     4,600                      25,300
Organogenesis, Inc.* ................     3,000                      14,400
Paradigm Genetics, Inc.* ............     1,000                       5,700
Peregrine Pharmaceuticals, Inc.*.....    11,800                      40,474
Pharmacopeia, Inc.* .................     2,300                      31,947
Regeneration Technologies, Inc.*.....     1,700                      17,323
Regeneron Pharmaceuticals,
  Inc.* .............................     2,700                      76,032
Sangamo Biosciences, Inc. ...........       600                       5,604
Sequenom, Inc.*# ....................     2,400                      25,608
Specialty Laboratories* .............       600                      16,494
SuperGen, Inc.*# ....................     2,000                      28,640
Targeted Genetics Corp.* ............     2,401                       6,507
Telik, Inc.* ........................     2,200                      29,700
Texas Biotech Corp.* ................     3,569                      23,199
The Medicines Co.*# .................     2,700                      31,293
Transgenomic, Inc.*# ................     1,600                      17,600
TriPath Imaging, Inc.* ..............     3,200                      24,096
V.I. Technologies, Inc.* ............     1,000                       6,950
Valentis, Inc.* .....................     2,553                       7,914
Vaxgen, Inc.*# ......................     1,200                      13,920
                                                                -----------
                                                                  2,098,757
                                                                -----------


--------------------------------------------------------------------------------
                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &
  SERVICES (7.4%)
Abiomed, Inc.* ......................    1,604                  $    25,375
Accredo Health, Inc.*# ..............    2,375                       94,287
Advanced Neuromodulation
  Systems, Inc.* ....................      800                       28,200
Aksys Ltd.* .........................    1,200                        5,580
Albany Molecular Research,
  Inc.* .............................    2,400                       63,576
Align Technology, Inc.*# ............    2,200                        9,900
American Healthways, Inc.* ..........    1,350                       43,119
American Medical Systems
  Holdings, Inc.* ...................    2,900                       60,001
AmeriPath, Inc.*# ...................    3,000                       96,780
Amsurg Corp.*# ......................    2,300                       62,514
Apria Healthcare Group, Inc.* .......    3,700                       92,463
Arrow International, Inc. ...........    1,300                       51,922
Arthrocare Corp.* ...................    1,800                       32,274
Aspect Medical Systems, Inc.* .......      800                        8,000
ATS Medical, Inc.*# .................    3,449                       18,280
Beverly Enterprises, Inc.* ..........    8,900                       76,540
Biosite Diagnostics, Inc.* ..........    1,156                       21,236
Boron, LePore & Associates,
  Inc.* .............................    1,200                       16,548
Bruker Daltonics, Inc.*# ............    4,600                       75,210
Cardiodynamics International
  Corp.* ............................    3,729                       24,649
Cell Genesys, Inc.*# ................    3,700                       85,988
Cerus Corp.*# .......................    1,028                       47,031
Chemed Corp. ........................    1,100                       37,290
Closure Medical Corp.*# .............      800                       18,688
Coinstar, Inc.* .....................    2,300                       57,500
Computerized Thermal Imaging,
  Inc.* .............................    4,600                        7,130
Conceptus, Inc.* ....................    1,100                       25,960
Conmed Corp.* .......................    2,400                       47,904
Cooper Cos., Inc. ...................    1,300                       64,974
Corvas International, Inc.* .........    3,400                       22,270
Corvel Corp.* .......................      450                       14,738
Covance, Inc.*# .....................    5,500                      124,850
Coventry Health Care, Inc.* .........    6,700                      133,665
Curis, Inc.* ........................    4,100                       23,001
Cyberonics* .........................    2,100                       55,713
Datascope Corp.* ....................    1,400                       47,488
Dendrite International, Inc.* .......    3,200                       44,896
Diagnostic Products Corp. ...........    2,200                       96,690
Dianon Systems, Inc.* ...............    1,061                       64,509
Digene Corp.* .......................    1,300                       38,350
Dynacq International, Inc.*# ........      800                       17,816
Eclipsys Corp.* .....................    4,100                       68,675
Edwards Lifesciences Corp*# .........    5,593                      154,535
Endocare, Inc.* .....................    1,356                       24,313
Gene Logic, Inc.* ...................    2,400                       45,216
Gentiva Health Services* ............    1,900                       41,705
Genzyme Molecular Oncology* .........    1,000                        8,000
Haemonetics Corp.* ..................    2,000                       67,840
Herbalife International, Inc.,
  Class A ...........................    1,100                       15,642
Hooper Holmes, Inc. .................    6,500                       58,175

EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                                 NUMBER                VALUE
                                               OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
I-Stat Corp.*# .......................     1,992                 $    15,717
ICU Medical, Inc.* ...................       700                      31,150
Idexx Laboratories, Inc.*# ...........     3,500                      99,785
IDX Systems Corp.* ...................     2,100                      27,321
Illumina Inc.* .......................     1,400                      16,464
Immunomedics, Inc.* ..................     3,900                      79,014
Impath, Inc.*# .......................     1,500                      66,765
Inamed Corp.* ........................     1,792                      53,885
Intuitive Surgical, Inc.* ............     3,300                      33,099
Invacare Corp. .......................     1,900                      64,049
J.D. Edwards & Co.*# .................     9,600                     157,920
LifePoint Hospitals, Inc.* ...........     3,600                     122,544
LTC Healthcare, Inc.* ................        90                          32
Luminex Corp.* .......................     2,000                      33,920
Magellan Health Services, Inc.* ......     1,900                      12,065
Med-Design Corp.* ....................       900                      17,730
MedQuist, Inc.* ......................     1,188                      34,749
Mentor Corp. .........................     2,300                      65,688
Mid Atlantic Medical Services,
  Inc.* ..............................     4,400                      99,880
Nabi* ................................     4,457                      45,996
Napro Biotherapeutics, Inc.* .........     2,900                      33,060
NBTY, Inc.* ..........................     3,900                      45,630
NDC Health Corp. .....................     3,008                     103,926
Neopharm, Inc.*# .....................     1,430                      35,822
Neose Technologies, Inc.* ............     1,268                      46,434
Neurogen Corp.* ......................     1,500                      26,220
Novoste Corp.* .......................     1,600                      13,984
Ocular Sciences, Inc.* ...............     1,800                      41,940
Option Care, Inc.* ...................     1,200                      23,460
OraSure Technologies, Inc.* ..........     3,200                      38,880
Owens & Minor, Inc.# .................     3,100                      57,350
PacifiCare Health Systems,
  Inc.*# .............................     2,900                      46,400
Parexel International Corp.* .........     2,600                      37,310
Pediatrix Medical Group, Inc.*#.......     1,900                      64,448
Pharmos Corp. ........................     3,500                       8,225
PolyMedica Corp.*# ...................       665                      11,039
Possis Medical, Inc.* ................     2,000                      34,840
Province Healthcare Co.*# ............     2,900                      89,494
PSS World Medical, Inc.* .............     7,400                      60,384
RehabCare Group, Inc.* ...............     1,300                      38,480
Renal Care Group, Inc.* ..............     5,050                     162,105
Respironics, Inc.* ...................     2,800                      96,992
Rightchoice Managed Care,
  Inc.* ..............................       300                      20,997
Sangstat Medical Corp.* ..............     2,000                      39,280
Scios, Inc.*# ........................     4,300                     102,211
Select Medical Corp.* ................       700                      11,256
Serologicals Corp.* ..................     1,800                      38,700
Sierra Health Services, Inc.* ........     3,200                      25,920
SonoSite, Inc.* ......................     1,180                      30,314
SRI/Surgical Express, Inc.*# .........       600                       9,600
Steris Corp.* ........................     6,100                     111,447
Stewart Enterprises, Inc. ............     8,900                      53,311
Sunrise Assisted Living, Inc.*# ......     1,900                      55,309
Sybron Dental Specialties, Inc.* .....     3,300                      71,214
Tanox, Inc.* .........................     2,100                      38,855
Techne Corp.*# .......................     4,200                     154,770
Theragenics Corp.* ...................     3,400                      33,524


--------------------------------------------------------------------------------
                                                 NUMBER                VALUE
                                               OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Thoratec Corp.* ......................    3,255                  $    55,335
Transkaryotic Therapies, Inc.* .......    2,100                       89,880
Tularik, Inc.* .......................    2,200                       52,844
United Therapeutics Corp.*# ..........    1,780                       18,530
Urologix, Inc.*# .....................    1,300                       26,065
US Onconlogy, Inc.* ..................   10,358                       78,099
US Physical Therapy, Inc.* ...........      950                       15,352
Vasomedical, Inc.* ...................    5,000                       18,500
Ventana Medical Systems, Inc.* .......    1,400                       31,668
Vical, Inc.* .........................    1,600                       19,584
Vidamed, Inc.*# ......................    4,300                       33,626
Visx, Inc.* ..........................    4,600                       60,950
Vital Signs, Inc. ....................      700                       24,430
Wilson Greatbatch Technologies,
  Inc.* ..............................    1,100                       39,710
Zoll Medical Corp.* ..................    1,000                       38,940
                                                                 -----------
                                                                   6,061,423
                                                                 -----------
PHARMACEUTICALS (2.8%)
aaiPharma, Inc.* .....................      700                       17,612
Adolor Corp.*# .......................    3,000                       53,850
Alexion Pharmaceuticals, Inc.# .......    1,380                       33,727
Allscripts Healthcare Solutions,
  Inc.* ..............................    3,800                       12,312
Alpharma, Inc.# ......................    2,700                       71,415
Amylin Pharmaceuticals, Inc.*# .......    5,398                       49,338
Aphton Corp.*# .......................    1,792                       26,163
Arena Pharmaceuticals, Inc.* .........    1,500                       18,045
Ariad Pharmaceuticals, Inc.* .........    3,100                       16,523
Array Biopharma, Inc.* ...............    2,000                       29,720
Atrix Labs, Inc.* ....................    2,200                       45,342
AVANIR Pharmaceuticals* ..............    4,600                       19,596
BioMarin Pharmaceuticals, Inc.*.......    2,568                       34,514
Bone Care International, Inc.* .......      700                       11,991
Cell Pathways, Inc.* .................    2,200                       15,312
Cima Labs, Inc.* .....................    1,300                       46,995
Ciphergen Biosystems, Inc.* ..........    2,500                       20,000
Columbia Laboratories, Inc.* .........    2,600                        8,970
Connetics Corp.* .....................    3,577                       42,566
Corixa Corp.* ........................    4,304                       64,861
Cubist Pharmaceuticals, Inc.* ........    2,549                       91,662
Cygnus, Inc.*# .......................    3,200                       16,800
Durect Corp.* ........................    1,500                       17,385
Dusa Pharmaceuticals, Inc.* ..........    1,700                       13,685
Endo Pharmaceuticals Holdings,
  Inc.* ..............................    2,600                       30,342
First Horizon Pharmaceutical
  Corp.* .............................    1,050                       30,860
Genaissance Pharmaceuticals* .........    1,300                        6,045
Genta, Inc.*# ........................    2,300                       32,729
Geron Corp.*# ........................    2,200                       19,140
Guilford Pharmaceuticals, Inc.*#......    2,300                       27,600
Immunogen, Inc.* .....................    3,629                       60,169
Incyte Pharmaceuticals, Inc.* ........    6,300                      122,472
Inkine Pharmaceutical Co.* ...........    4,300                        6,708
Inspire Pharmaceuticals, Inc.* .......    1,200                       16,908
InterMune, Inc.*# ....................    2,700                      133,002
Interneuron Pharmaceuticals* .........    3,800                       42,142
Isis Pharmaceuticals, Inc.* ..........    3,900                       86,541
KOS Pharmaceuticals, Inc.* ...........      700                       24,220

EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




-----------------------------------------------------------------------------------------------------------------
                                                                                   NUMBER                VALUE
                                                                                 OF SHARES              (NOTE 1)
-----------------------------------------------------------------------------------------------------------------
LA Jolla Pharmaceutical Co.*# ..........................................   3,500                   $    31,290
Ligand Pharmaceuticals, Inc.,
  Class B* .............................................................   4,400                        78,760
MacroChem Corp.*# ......................................................   2,700                         8,235
Matrix Pharmaceuticals, Inc.* ..........................................   3,125                         4,906
Maxium Pharmaceuticals, Inc.* ..........................................   3,120                        21,528
MGI Pharma, Inc.* ......................................................   2,400                        36,672
Miravant Medical
  Technologies*# .......................................................   1,232                        11,840
North American Scientific* .............................................   1,100                        14,740
Noven Pharmaceuticals, Inc.*# ..........................................   1,900                        33,725
NPS Pharmaceuticals, Inc.* .............................................   2,584                        98,967
Onyx Pharmaceuticals, Inc.* ............................................   2,700                        13,824
Penwest Pharmaceuticals Co.* ...........................................   1,700                        34,085
Perrigo Co.* ...........................................................   6,300                        74,466
Pharmaceutical Resources, Inc.*.........................................   1,700                        57,460
Pharmacyclics, Inc.* ...................................................   1,700                        16,898
Pozen, Inc. ............................................................   1,400                         7,350
Praecis Pharmaceuticals, Inc.* .........................................   4,500                        26,190
Progenics Pharmaceuticals, Inc.*........................................   1,000                        18,470
Ribozyme Pharmaceuticals, Inc.*.........................................   1,600                         7,312
Sciclone Pharmaceuticals, Inc.* ........................................   4,153                        12,459
Syncor International Corp. --
  Del.*# ...............................................................   1,800                        51,552
Titan Pharmaceuticals, Inc.*# ..........................................   2,096                        20,562
Triangle Pharmaceuticals, Inc.* ........................................   3,300                        13,233
Trimeris, Inc.* ........................................................   1,632                        73,391
Versicor, Inc.* ........................................................   1,700                        34,595
Vion Pharmaceuticals, Inc.* ............................................   2,000                         8,820
Viropharma, Inc.* ......................................................   1,600                        36,720
West Pharmaceutical Services,
  Inc. .................................................................     757                        20,136
                                                                                                   -----------
                                                                                                     2,285,448
                                                                                                   -----------
  TOTAL HEALTH CARE ....................................................                            10,445,628
                                                                                                   -----------
INDUSTRIALS (16.7%)
AEROSPACE & DEFENSE (1.2%)
AAR Corp. ..............................................................   1,950                        17,569
Aeroflex, Inc.*# .......................................................   5,650                       106,954
Alliant Techsystems, Inc.* .............................................   2,044                       157,797
Armor Holdings, Inc.* ..................................................   1,904                        51,389
BE Aerospace, Inc.* ....................................................   2,300                        21,091
Curtiss-Wright Corp. ...................................................     800                        38,200
Cymer, Inc.* ...........................................................   2,800                        74,844
DRS Technologies, Inc.*# ...............................................   1,300                        46,345
Gencorp, Inc. ..........................................................   3,700                        52,207
Hexcel Corp.* ..........................................................   2,800                         8,624
Innovative Solutions & Support,
  Inc.* ................................................................   1,300                        10,101
Kaman Corp., Class A ...................................................   1,900                        29,640
Moog, Inc., Class A* ...................................................   2,682                        58,468
Orbital Sciences Corp.* ................................................   4,900                        20,237
Remec, Inc.* ...........................................................   4,700                        46,953
Teledyne Technologies, Inc.* ...........................................   2,768                        45,091
Titan Corp.*# ..........................................................   5,800                       144,710
United Industrial Corp. ................................................   1,700                        28,475
                                                                                                   -----------
                                                                                                       958,695
                                                                                                   -----------


                                                                                   NUMBER                VALUE
                                                                                 OF SHARES              (NOTE 1)
                                                                           ---------------------   -----------------
AIR FREIGHT & COURIERS (0.2%)
Airborne, Inc. .........................................................   4,200                   $    62,286
Forward Air Corp.* .....................................................   1,800                        61,056
                                                                                                   -----------
                                                                                                       123,342
                                                                                                   -----------
AIRLINES (0.4%)
Airtran Holdings, Inc.* ................................................   5,800                        38,280
Alaska Air Group, Inc.* ................................................   2,300                        66,930
America West Holdings Corp.,
  Class B* .............................................................   5,100                        17,850
Atlantic Coast Airlines Holdings,
  Inc.* ................................................................   3,700                        86,173
Atlas Air Worldwide Holdings,
  Inc.* ................................................................   1,200                        17,580
Frontier Airlines, Inc.* ...............................................   3,300                        56,100
Mesa Air Group, Inc.* ..................................................   3,500                        26,320
Mesaba Holdings, Inc.* .................................................   2,100                        14,952
                                                                                                   -----------
                                                                                                       324,185
                                                                                                   -----------
BUILDING PRODUCTS (1.1%)
CoorsTek, Inc.* ........................................................   1,100                        35,024
Corrections Corp. of America* ..........................................   2,719                        50,464
Dal-Tile International, Inc. ...........................................   5,800                       134,850
Elcor Corp.# ...........................................................   2,200                        61,138
Griffon Corp.* .........................................................   2,200                        33,000
Harsco Corp. ...........................................................   4,300                       147,490
Hughes Supply, Inc. ....................................................   2,600                        80,262
Modine Manufacturing Co. ...............................................   3,300                        76,989
NCI Building Systems, Inc.* ............................................   1,300                        23,010
Nortek, Inc.* ..........................................................     600                        16,740
Oglebay Norton Co. .....................................................     500                         7,750
Simpson Manufacturing Co.,
  Inc.* ................................................................     800                        45,840
SurModics, Inc.* .......................................................   1,500                        54,690
Trex Co., Inc.*# .......................................................     600                        11,394
York International Corp. ...............................................   3,644                       138,946
                                                                                                   -----------
                                                                                                       917,587
                                                                                                   -----------
COMMERCIAL SERVICES & SUPPLIES (6.0%)
ABM Industries, Inc. ...................................................   2,100                        65,835
Administaff, Inc.*# ....................................................   2,000                        54,820
ADVO, Inc.* ............................................................   1,800                        77,400
Alexander & Baldwin, Inc. ..............................................   4,600                       122,820
Ambassadors International, Inc..........................................   1,100                        23,089
American States Water Co. ..............................................     700                        24,465
AnswerThink, Inc.* .....................................................   4,600                        30,038
Arbitron, Inc.* ........................................................   2,700                        92,205
Banta Corp. ............................................................   2,900                        85,608
Bright Horizons Family
  Solutions, Inc.* .....................................................   1,200                        33,588
Brightpoint, Inc.* .....................................................   6,700                        21,038
CACI International, Inc.,
  Class A* .............................................................   2,000                        78,970
Cadiz, Inc.* ...........................................................   2,700                        21,654
Calgon Carbon Corp. ....................................................   2,400                        20,040
California Water Service Group .........................................     900                        23,175
Career Education Corp.*# ...............................................   3,900                       133,692
Casella Waste Systems, Inc.* ...........................................   2,100                        31,101

EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------------------------------------------
                                                                                   NUMBER                VALUE
                                                                                 OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
CCC Information Services
  Group, Inc.* .........................................................    1,800                  $    11,124
CDI Corp.* .............................................................      900                       17,100
Century Business Services, Inc.*........................................    8,600                       19,780
Clarcor, Inc. ..........................................................    1,850                       50,227
Clark/Bardes, Inc.* ....................................................    1,000                       25,230
Concurrent Computer Corp.* .............................................    5,700                       84,645
Consolidated Graphics, Inc.* ...........................................      700                       13,475
Corinthian Colleges, Inc.*# ............................................      700                       28,623
Corporate Executive Board Co.*..........................................    3,200                      117,440
CoStar Group, Inc.* ....................................................    1,600                       38,416
Covanta Energy Corp.* ..................................................    4,400                       19,888
Crawford & Co., Class B ................................................    2,900                       33,988
Datastream Systems, Inc.* ..............................................    1,700                       10,489
DiamondCluster International,
  Inc., Class A* .......................................................    2,900                       37,990
Digitas, Inc. ..........................................................    1,800                        7,236
Documentum, Inc.* ......................................................    3,500                       76,020
Dollar Thrifty Automotive
  Group, Inc.* .........................................................    2,600                       40,300
Donaldson Co., Inc.# ...................................................    4,100                      159,244
Eden Bioscience Corp*# .................................................    2,900                       14,703
Edison Schools, Inc.*# .................................................    2,300                       45,195
Education Management Corp.* ............................................    1,900                       68,875
eFunds Corp.*# .........................................................    4,200                       57,750
Encompass Services Corp.* ..............................................    6,686                       19,389
F.Y.I., Inc.* ..........................................................    1,600                       53,600
Fair, Issac & Co., Inc. ................................................    1,650                      103,983
First Consulting Group, Inc.* ..........................................    1,700                       26,605
Fisher Scientific International,
  Inc.* ................................................................    5,700                      166,440
Forrester Research, Inc.* ..............................................    1,700                       34,238
Gartner, Inc., Class A* ................................................    7,241                       84,647
GlobalSCAPE, Inc.* .....................................................      273                           --
Grey Global Group, Inc. ................................................       40                       26,670
Heidrick & Struggles, Inc.* ............................................    2,200                       39,930
Indus International, Inc.* .............................................    2,400                       17,520
InfoSpace.com, Inc.* ...................................................   22,700                       46,535
Insurance Auto Auctions, Inc.* .........................................    1,668                       24,203
ITT Educational Services, Inc.* ........................................    2,200                       81,114
Kelly Services, Inc., Class A ..........................................    1,500                       32,835
Kendle International, Inc.* ............................................    1,200                       24,192
Key3Media Group, Inc. * ................................................    2,150                       11,460
kforce.com, Inc.* ......................................................    3,340                       21,009
Korn/Ferry International* ..............................................    3,192                       33,995
Kroll, Inc.* ...........................................................    2,000                       30,200
Labor Ready, Inc.* .....................................................    2,950                       15,075
Landauer, Inc. .........................................................      500                       16,925
Learning Tree International,
  Inc.* ................................................................    1,400                       39,060
Manhattan Associates, Inc.* ............................................    1,300                       37,895
Maximus, Inc.*# ........................................................    1,000                       42,060
Memberworks, Inc.* .....................................................    1,400                       19,614
Mine Saftey Appliances Co. .............................................      700                       28,105
Modis Professional Services,
  Inc.* ................................................................    8,117                       57,955
Multex.com, Inc.* ......................................................    3,400                       15,300
Navigant Consulting Co.* ...............................................    5,350                       29,425
Navigant International, Inc.* ..........................................    1,800                       20,610
NCO Group, Inc.* .......................................................    1,700                       38,930


--------------------------------------------------------------------------------------------------------------------
                                                                                   NUMBER                VALUE
                                                                                 OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
On Assignment, Inc.*# ..................................................    2,400                  $    55,128
Osmonics, Inc.* ........................................................      600                        8,412
Pegasus Solutions, Inc.*# ..............................................    2,750                       39,050
Per-Se Technologies, Inc.* .............................................    2,866                       30,809
Perot Systems Corp., Class A* ..........................................    6,269                      128,013
Philadelphia Suburban Corp. ............................................    6,000                      135,300
Pittston Brink's Group .................................................    4,872                      107,671
Prepaid Legal Services, Inc.*# .........................................    1,400                       30,660
Probusiness Services, Inc.* ............................................    1,450                       27,260
Profit Recovery Group
  International, Inc.*# ................................................    4,200                       34,230
Progress Software Corp.* ...............................................    3,200                       55,296
QRS Corp.* .............................................................    1,600                       22,560
Quixote Corp. ..........................................................      900                       17,100
Rent-Way, Inc.*# .......................................................    2,976                       17,826
Resources Connection, Inc.* ............................................      800                       21,064
Right Management Consultants*...........................................    1,350                       23,355
Rollins, Inc. ..........................................................    1,800                       36,000
School Specialty, Inc.*# ...............................................    1,900                       43,472
Seitel, Inc.*# .........................................................    2,100                       28,560
Sitel Corp.* ...........................................................    4,600                       11,040
Spherion Corp.* ........................................................    4,480                       43,725
SPSS, Inc.* ............................................................    1,400                       24,850
Standard Register Co. ..................................................    1,100                       20,383
Startek, Inc.* .........................................................      500                        9,475
Stericycle, Inc.* ......................................................    1,400                       85,232
Strayer Education, Inc. ................................................      700                       34,104
SYKES Enterprises, Inc.* ...............................................    2,800                       26,152
Sylvan Learning Systems, Inc.* .........................................    2,800                       61,796
Syntel, Inc.* ..........................................................      700                        9,051
Tejon Ranch Co.* .......................................................      700                       16,737
TeleTech Holdings, Inc.*# ..............................................    4,200                       60,186
Tetra Tech, Inc.*# .....................................................    5,015                       99,849
Tetra Technologies, Inc.* ..............................................    1,400                       29,330
TRC Cos., Inc.* ........................................................      500                       25,000
URS Corp.* .............................................................    1,600                       43,856
Ventiv Health, Inc.* ...................................................    2,700                        9,882
Veritas DGC, Inc.*# ....................................................    2,700                       49,950
Visual Networks, Inc.* .................................................    3,400                       15,708
Volt Infomation Sciences, Inc.* ........................................      500                        8,550
Wackenhut Corp., Class A* ..............................................    1,100                       27,280
Wallace Computer Services, Inc..........................................    3,500                       66,465
Waste Connections, Inc.* ...............................................    2,900                       89,871
Watson Wyatt & Co. Holdings* ...........................................    1,300                       28,340
Wireless Facilities Inc.* ..............................................    2,700                       18,171
                                                                                                   -----------
                                                                                                     4,933,544
                                                                                                   -----------
CONSTRUCTION & ENGINEERING (1.0%)
Ameron International Corp. .............................................      500                       34,600
Beazer Homes USA, Inc.*# ...............................................      700                       51,219
Coachman Industries, Inc. ..............................................    1,500                       18,000
Crossmann Communities, Inc. ............................................      900                       29,700
Dycom Industries, Inc.* ................................................    4,000                       66,840
Fleetwood Enterprises, Inc.# ...........................................    3,800                       43,054
Granite Construction, Inc. .............................................    3,000                       72,240
Hovnanian Enterprises, Inc.*# ..........................................    1,700                       36,176
Insituform Technologies* ...............................................    2,500                       63,950
Integrated Electrical Services,
  Inc.* ................................................................    3,700                       18,944
Kaydon Corp. ...........................................................    3,100                       70,308

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EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                                 NUMBER                VALUE
                                               OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
M/I Schottenstein Homes, Inc. ........     800                   $    39,816
MDC Holdings, Inc. ...................   1,936                        73,161
Palm Harbor Homes, Inc.* .............   1,500                        35,925
Pitt-Des Moines, Inc. ................     700                        21,700
Skyline Corp. ........................     500                        16,125
Smith (A.O.) Corp. ...................   1,450                        28,275
Thomas Industries, Inc.# .............   1,200                        30,000
Thor Industries, Inc. ................     600                        22,230
USG Corp.# ...........................   4,600                        26,312
Walter Industries, Inc. ..............   3,100                        35,061
Watts Industries, Inc., Class A ......   1,100                        16,500
                                                                 -----------
                                                                     850,136
                                                                 -----------
ELECTRICAL EQUIPMENT (2.5%)
Active Power, Inc.* ..................   3,800                        25,840
Acuity Brands, Inc. ..................   4,425                        53,542
Advanced Energy Industries,
  Inc.*# .............................   1,600                        42,624
Ametek, Inc. .........................   3,500                       111,615
Arctic Cat, Inc. .....................   2,200                        37,400
Artisan Components, Inc.* ............   1,700                        26,860
Barnes Group, Inc. ...................   1,200                        28,788
Belden, Inc. .........................   2,200                        51,810
Benchmark Electronics, Inc.* .........   1,700                        32,232
Catalytica Energy Systems* ...........   2,800                        12,796
Electro Rent Corp.* ..................     900                        11,601
Electroglas, Inc.* ...................   2,500                        36,925
EMCOR Group, Inc.* ...................   1,000                        45,400
Encore Wire Corp.* ...................     800                         9,680
Energy Conversion Devices,
  Inc.* ..............................   1,644                        31,187
Esterline Technologies Corp.* ........   1,800                        28,818
Exar Corp.* ..........................   3,500                        72,975
Flowserve Corp.* .....................   4,100                       109,101
Franklin Electric Co., Inc. ..........     400                        32,800
General Cable Corp. ..................   3,350                        43,885
Genlyte Group, Inc.* .................   1,400                        41,664
Harman International Industries,
  Inc. ...............................   3,500                       157,850
Igen International, Inc.* ............   1,300                        52,130
Methode Electronics, Inc.,
  Class A ............................   3,900                        31,200
National Service Industries, Inc......   4,425                         8,938
ON Semiconductor Corp.* ..............   2,300                         4,761
Park Electrochemical Corp.* ..........   1,800                        47,520
Pioneer-Standard Electronics# ........   3,400                        43,180
Plexus Corp.*# .......................   4,000                       106,240
Power Integrations, Inc.* ............   2,400                        54,816
PRI Automation, Inc.* ................   2,600                        53,170
Proton Energy Systems, Inc.* .........   3,900                        32,175
Rambus, Inc.*# .......................   7,800                        62,322
Recoton Corp.* .......................   1,400                        19,040
Research Frontiers, Inc.*# ...........   1,180                        19,777
ROHN Industries, Inc. ................   2,800                         5,768
RPC, Inc. ............................     600                        10,590
Sipex Corp.*# ........................   1,900                        24,415
Stoneridge, Inc.* ....................     600                         5,460
Stratos Lightwave, Inc.* .............   6,731                        41,396
Thomas & Betts Corp. .................   6,100                       129,015
Ucar International, Inc.* ............   6,300                        67,410


--------------------------------------------------------------------------------
                                                 NUMBER                VALUE
                                               OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Ultratech Stepper, Inc.* .............   2,300                   $    37,996
Universal Display Corp.* .............   2,056                        18,710
Veeco Instruments, Inc.* .............   2,700                        97,335
Vicor Corp.* .........................   2,500                        40,500
Watsco, Inc. .........................   1,400                        19,880
                                                                 -----------
                                                                   2,079,137
                                                                 -----------
INDUSTRIAL CONGLOMERATES (0.3%)
Carlisle Cos., Inc. ..................   2,680                        99,106
ESCO Technologies, Inc.* .............   1,352                        46,631
General Electric Co. .................     290                        11,623
Lancaster Colony Corp. ...............   3,100                       110,081
Penn Engineering & MFG Corp...........     776                        12,998
                                                                 -----------
                                                                     280,439
                                                                 -----------
MACHINERY (2.6%)
Advanced Marketing Services# .........   1,500                        27,375
Agco Corp.# ..........................   7,000                       110,460
Albany International Corp. ...........   1,950                        42,315
Applied Industrial Technologies,
  Inc. ...............................   1,400                        26,110
AptarGroup, Inc. .....................   3,364                       117,841
Astec Industries, Inc.* ..............   2,100                        30,366
Asyst Technologies, Inc.*# ...........   3,100                        39,556
Baldor Electric Co.# .................   2,500                        52,250
Briggs & Stratton Corp. ..............   2,068                        88,304
Cognex Corp.* ........................   3,300                        84,513
Flow International Corp.* ............   1,900                        23,503
Gardner Denver, Inc.* ................   1,100                        24,552
Gorman-Rupp Co. ......................     400                        10,740
Graco, Inc. ..........................   3,375                       131,794
Heico Corp. ..........................     700                        10,549
Heico Corp., Class A .................      50                           675
Idex Corp.# ..........................   3,400                       117,300
Imation, Corp.* ......................   3,600                        77,688
JLG Industries, Inc. .................   4,000                        42,600
Kadant, Inc.* ........................   1,660                        24,070
Kennametal, Inc. .....................   3,200                       128,864
Ladish Company, Inc.* ................   1,500                        16,380
Lincoln Electric Holdings, Inc. ......   2,800                        68,432
Lindsay Manufacturing Co. ............     750                        14,512
Magnetek, Inc.* ......................   2,100                        18,921
Manitowoc Co., Inc. ..................   2,500                        77,750
Milacron, Inc. .......................   2,100                        33,201
Nacco Industries, Inc., Class A ......     700                        39,753
Nordson Corp. ........................   2,700                        71,307
Presstek, Inc.*# .....................   3,900                        35,763
Regal Beloit Corp. ...................   1,500                        32,700
Robbins & Myers, Inc.# ...............     500                        11,705
Satcon Technology Corp.*# ............   1,992                        10,358
Sequa Corp., Class A* ................     500                        23,760
Stewart & Stevenson Services,
  Inc. ...............................   2,900                        54,549
Surebeam Corp., Class A* .............   1,600                        16,752
Tecumseh Products Co., Class A........   1,656                        83,843
Tennant Co. ..........................     600                        22,260
Terex Corp.* .........................   2,700                        47,358
Trinity Industries, Inc. .............   3,700                       100,529
Unova, Inc.* .........................   3,400                        19,720

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EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Wabtec Corp.# .......................     3,086                 $    37,958
Woodward Governor Co. ...............     1,000                      58,250
                                                                -----------
                                                                  2,107,186
                                                                -----------
MARINE (0.1%)
Overseas Shipholding Group,
  Inc.# .............................     2,400                      54,000
Trico Marine Services, Inc.* ........     3,425                      25,859
                                                                -----------
                                                                     79,859
                                                                -----------
MARINE PORTS & SERVICES (0.0%)
Horizon Offshore, Inc.* .............     2,200                      16,588
                                                                -----------
RAILROADS (0.2%)
ANC Rental Corp.* ...................     4,600                         368
Kansas City Southern Industries
  Inc.* .............................     5,200                      73,476
Midwest Express Holdings, Inc.*......     1,150                      16,790
Railamerica, Inc.*# .................     2,700                      39,042
                                                                -----------
                                                                    129,676
                                                                -----------
TRADING COMPANIES &
  DISTRIBUTORS (0.1%)
Consolidated Freightways Corp.*......     1,500                       7,635
Gulfmark Offshore, Inc.*# ...........       700                      19,817
Southeby's Holdings, Inc.,
  Class A* ..........................     2,496                      41,459
                                                                -----------
                                                                     68,911
                                                                -----------
TRUCKING (1.0%)
Amerco, Inc.* .......................       900                      16,938
Arkansas Best Corp.* ................     1,928                      55,565
EGL, Inc.*# .........................     3,300                      46,035
Heartland Express, Inc.* ............     1,775                      49,292
Hunt (JB) Transport Services,
  Inc. * ............................     1,800                      41,760
Kirby Corp.* ........................     1,875                      51,656
Knight Transportation, Inc.* ........     2,138                      40,151
Landstar System, Inc.* ..............       900                      65,259
Roadway Corp. .......................     1,500                      55,050
Ryder System, Inc.# .................     4,765                     105,545
Sports Resorts International,
  Inc.* .............................     1,700                      13,107
Swift Transportation Co., Inc.* .....     5,420                     116,584
USFreightways Corp. .................     2,400                      75,360
Werner Enterprises, Inc. ............     2,800                      68,040
Yellow Corp.* .......................     2,300                      57,730
                                                                -----------
                                                                    858,072
                                                                -----------
  TOTAL INDUSTRIALS .................                            13,727,357
                                                                -----------
INFORMATION TECHNOLOGY (15.5%)
APPLICATION SOFTWARE (2.6%)
3DO Co. (The)* ......................     5,400                      11,232
Activision, Inc.* ...................     3,100                      80,631
Actuate Corp.* ......................     4,900                      25,823
Agile Software Corp.* ...............     2,700                      46,494
Aspen Technologies, Inc.* ...........     2,800                      47,040
Avant! Corp.* .......................     4,200                      86,058
Brio Technology, Inc.* ..............     1,000                       2,880
Bsquare Corp.* ......................     2,300                       9,591
Caminus Corp.* ......................     1,100                      25,300


--------------------------------------------------------------------------------
                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Catapult Communications
  Corp.* ............................      700                  $    18,242
Convera Corp. * .....................    1,000                        3,350
Digitalthink, Inc.* .................    2,200                       23,760
E.piphany, Inc.* ....................    6,500                       56,615
Echelon Corp.*# .....................    2,600                       36,816
Embarcadero Technologies, Inc.*#.....      700                       16,940
Engineered Support Systems ..........      700                       23,947
EPIQ Systems, Inc.* .................    1,050                       20,318
EXE Technologies, Inc.* .............    2,200                       11,198
FalconStor Software, Inc.*# .........    3,900                       35,334
Genuity, Inc.* ......................   15,500                       24,490
Hyperion Solutions Corp.* ...........    3,580                       71,099
Infogrames, Inc.* ...................      980                        6,948
Inktomi Corp.* ......................   11,900                       79,849
Intelidata Technologies Corp.* ......    5,077                       14,368
Interactive Intelligence, Inc.* .....      400                        2,780
Intertrust Technologies Corp.*# .....    6,026                        7,412
JDA Software Group, Inc.* ...........    2,250                       50,287
Kana Software, Inc.* ................      420                        8,173
Keane, Inc.* ........................    4,900                       88,347
Liberate Technologies, Inc.* ........   10,200                      117,096
Macromedia, Inc.* ...................    5,900                      105,020
Mapinfo Corp.* ......................    1,738                       27,269
Moldflow Corp.* .....................      800                       11,456
MRO Software, Inc.* .................    1,700                       39,746
Netegrity, Inc.*# ...................    2,466                       47,742
NetIQ Corp.*# .......................    3,880                      136,809
Opnet Technologies, Inc.# ...........    1,100                       15,851
OTG Software, Inc.*# ................    2,100                       21,000
Packeteer, Inc.* ....................    2,400                       17,688
PLATO Learning, Inc.* ...............    1,466                       24,350
Portal Software, Inc.* ..............    8,100                       16,848
Red Hat, Inc.* ......................    3,200                       22,720
Register.com*# ......................    2,400                       27,600
Renaissance Learning, Inc.*# ........    1,000                       30,470
Roxio, Inc.* ........................    1,900                       31,445
S 1 Corp.*# .........................    5,800                       93,844
Seachange International, Inc.* ......    1,600                       54,592
Serena Software, Inc.* ..............    1,450                       31,523
SpeechWorks International, Inc.*.....    2,200                       24,750
Systems & Computer Tech
  Corp.* ............................    3,400                       35,156
Take-Two Interactive Software*#......    3,400                       54,978
THQ, Inc.* ..........................    2,300                      111,481
Ulticom, Inc.* ......................    1,200                       12,072
VA Software Corp.* ..................    4,700                       11,515
Vastera, Inc.* ......................    2,200                       36,542
Viewpoint Corp.*# ...................    4,300                       29,283
X-Rite, Inc. ........................    1,000                        8,510
                                                                -----------
                                                                  2,132,678
                                                                -----------
COMPUTER HARDWARE (0.2%)
DDI Corp.* ..........................    3,716                       36,565
Hutchinson Technology, Inc.* ........    2,700                       62,694
MCSi, Inc.* .........................    1,300                       30,485
SBS Technologies, Inc.* .............    1,656                       24,128
SCM Microsystems, Inc.*# ............    1,900                       27,816
Xybernaut Corp.*# ...................    5,400                       12,852
                                                                -----------
                                                                    194,540
                                                                -----------

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EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------------------------------------------
                                                                                   NUMBER                VALUE
                                                                                 OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
COMPUTER STORAGE &
  PERIPHERALS (0.5%)
Advanced Digital Information
  Corp.* ...............................................................    5,800                  $    93,032
Iomega Corp.* ..........................................................    5,940                       49,599
Legato Systems, Inc.* ..................................................    8,400                      108,948
Virage Logic Corp.*# ...................................................    1,400                       26,922
Western Digital Corp.* .................................................   17,600                      110,352
                                                                                                   -----------
                                                                                                       388,853
                                                                                                   -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS (4.0%)
Acclaim Entertainment, Inc.* ...........................................    5,300                       28,090
ACT Manufacturing, Inc.*# ..............................................    1,600                          560
Actel Corp.* ...........................................................    2,500                       49,775
American Superconductor
  Corp.* ...............................................................    1,700                       20,842
AMTI, Inc.*# ...........................................................    2,500                       59,625
Anadigics, Inc.* .......................................................    2,700                       41,175
Analogic Corp. .........................................................      400                       15,404
Anixter International, Inc.* ...........................................    2,400                       69,624
Arguss Communications, Inc.* ...........................................    1,300                        5,278
Artesyn Technologies, Inc.* ............................................    3,500                       32,585
Audiovox Corp.*, Class A ...............................................    2,500                       18,650
Avid Technology, Inc.* .................................................    2,600                       31,590
Barra, Inc.* ...........................................................    1,250                       58,862
BEI Technologies, Inc. .................................................    1,200                       20,928
Bel Fuse, Inc., Class B ................................................      892                       22,345
Britesmile, Inc.*# .....................................................    1,800                        9,000
C&D Technology, Inc. ...................................................    2,300                       52,555
Cable Design Technologies
  Corp.* ...............................................................    4,100                       56,088
Caliper Technologies Corp.*# ...........................................    2,200                       34,342
Checkpoint Systems, Inc.*# .............................................    3,400                       45,560
Ciber, Inc.*# ..........................................................    4,300                       40,635
Coherent, Inc.* ........................................................    2,600                       80,392
Cohu, Inc. .............................................................    2,400                       47,400
CTS Corp. ..............................................................    2,500                       39,750
Cubic Corp. ............................................................      400                       20,544
Daktronics, Inc.* ......................................................    1,900                       16,055
DSP Group, Inc.* .......................................................    2,200                       51,172
Dupont Photomasks, Inc.* ...............................................      400                       17,380
Duraswitch Industries Inc.* ............................................      900                        7,650
EDO Corp. ..............................................................    1,100                       29,095
Electro Scientific Industries,
  Inc.*# ...............................................................    2,500                       75,025
Emcore Corp.*# .........................................................    2,500                       33,625
ESS Technology* ........................................................    3,300                       70,158
Excel Technology, Inc.* ................................................      992                       17,261
FactSet Research Systems, Inc. .........................................    2,200                       76,890
FEI Co.* ...............................................................    1,444                       45,500
Flir Systems, Inc.* ....................................................    1,100                       41,712
FSI International, Inc.* ...............................................    3,100                       28,582
Gerber Scientific, Inc. ................................................    1,900                       17,670
Global Imaging Systems, Inc.*# .........................................    1,100                       16,423
Helix Technology Corp. .................................................    2,300                       51,865
HI/FN, Inc.* ...........................................................    1,100                       15,917
Identix Corp.* .........................................................    3,500                       51,065
Ii-Vi, Inc.* ...........................................................    1,400                       24,122
Information Resourses, Inc.* ...........................................    3,200                       26,560


--------------------------------------------------------------------------------------------------------------------
                                                                                   NUMBER                VALUE
                                                                                 OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
Intercept Group, Inc.* .................................................    1,280                  $    52,352
Intergraph Corp.* ......................................................    4,900                       67,326
Interlogix, Inc.* ......................................................    1,729                       66,860
Intervoice-Brite, Inc.* ................................................    3,300                       42,240
Ionics, Inc.* ..........................................................    1,900                       57,057
Itron, Inc.*# ..........................................................    1,600                       48,480
Keithley Instruments, Inc. .............................................      600                       10,140
LeCroy Corp.* ..........................................................      500                        9,100
Maxwell Technologies, Inc.* ............................................    1,200                       11,760
Measurement Specialties, Inc.*#.........................................    1,600                       15,056
Mechanical Technology, Inc.* ...........................................    2,400                        6,576
MEMC Electronic Materials,
  Inc.* ................................................................    3,100                       11,005
Merix Corp.* ...........................................................    1,500                       25,875
Microvision, Inc.*# ....................................................    1,380                       19,651
Millennium Cell, Inc.* .................................................    2,100                       10,962
MIPS Technologies, Inc.,
  Class A*# ............................................................    3,900                       33,696
MKS Instruments, Inc.* .................................................    1,720                       46,492
Molecular Devices Corp.*# ..............................................    1,700                       35,479
MTS Systems Corp. ......................................................    2,400                       24,264
Nanometrics, Inc.* .....................................................      900                       17,460
NMS Communciations Corp.* ..............................................    5,000                       24,100
NU Horizons Electronics Corp.*..........................................    2,100                       21,588
Optical Cable Corp.* ...................................................      450                          734
ParkerVision, Inc.*# ...................................................    1,100                       23,100
Paxar Corp.* ...........................................................    3,200                       45,440
Pemstar, Inc. ..........................................................    2,000                       24,000
Photon Dynamics, Inc.* .................................................    1,404                       64,093
Photronics, Inc.* ......................................................    2,300                       72,105
Planar Systems, Inc.# ..................................................    1,300                       27,430
PLX Technology, Inc.* ..................................................    2,200                       27,742
Powell Industries, Inc.* ...............................................    1,000                       18,770
Priceline.com, Inc.* ...................................................    9,700                       56,454
Procurnet, Inc.* .......................................................    1,500                           --
RadiSys Corp.* .........................................................    1,250                       24,575
Read-Rite Corp.* .......................................................   11,900                       78,659
Rogers Corp.* ..........................................................    1,700                       51,510
Sage, Inc.* ............................................................    1,000                       37,070
Sanchez Computer Associates* ...........................................    1,000                        8,550
Three-Five Systems, Inc.* ..............................................    2,000                       31,820
Transaction Systems Architechs,
  Inc., Class A* .......................................................    3,300                       40,458
Trimble Navigation Ltd.*# ..............................................    2,900                       47,009
Universal Electronics, Inc.* ...........................................    1,832                       31,529
Valence Technology, Inc.*# .............................................    3,400                       11,458
Varian Semiconductor
  Equipment Associates, Inc.* ..........................................    3,100                      107,229
Varian, Inc.* ..........................................................    2,800                       90,832
Viasystems Group, Inc.* ................................................    5,900                        3,717
Woodhead Industries, Inc. ..............................................      740                       11,751
Zoran Corp.* ...........................................................    1,600                       52,224
Zygo Corp.* ............................................................    1,568                       24,931
                                                                                                   -----------
                                                                                                     3,286,035
                                                                                                   -----------
INTERNET SOFTWARE & SERVICES (1.7%)
Akamai Technologies, Inc.*# ............................................    8,200                       48,708
Alloy Online, Inc.* ....................................................    1,500                       32,295
America Online Latin America,
  Inc.* ................................................................    2,500                       11,375

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EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                             NUMBER                VALUE
                                           OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
AremisSoft Corp.*# ...............    1,656                  $     1,639
AsiaInfo Holdings, Inc.* .........    3,000                       52,260
Avocent Corp.* ...................    4,644                      112,617
Blue Martini Software, Inc.* .....    4,500                       13,545
CacheFlow, Inc.* .................    3,400                        9,112
Centillium Communications,
  Inc.* ..........................    2,100                       16,506
Centra Software, Inc.*# ..........    2,400                       19,200
Chordiant Software, Inc.* ........    3,500                       27,685
Click Commerce, Inc.* ............    1,000                        3,160
Covansys Corp.* ..................    1,800                       16,110
Digex, Inc.*, Class A ............    3,200                        9,568
Espeed, Inc.*, Class A ...........    2,100                       17,388
Extensity, Inc.* .................      900                        1,962
F5 Networks, Inc.*# ..............    1,800                       38,772
Freemarkets, Inc.* ...............    2,900                       69,513
GenesisIntermedia, Inc.*#++ ......    1,200                           --
HNC Software, Inc.*# .............    3,300                       67,980
Interland, Inc.* .................    3,500                        7,385
Internap Network Services
  Corp.* .........................   15,700                       18,212
Keynote Systems, Inc.*# ..........    2,900                       27,115
Loudcloud, Inc.* .................    3,500                       14,840
Matrixone, Inc.* .................    3,500                       45,465
Mcafee.com, Inc.* ................      916                       31,062
MetaSolv, Inc.* ..................    3,100                       24,364
MicroStrategy, Inc.* .............    4,100                       15,785
Overture Services, Inc. ..........    1,800                       63,774
PC-Tel, Inc.* ....................    1,900                       18,449
ProQuest Co.* ....................    1,500                       50,865
Rainbow Technologies, Inc.* ......    3,160                       23,384
Seebeyond Technology Corp.*# .....    3,500                       33,950
Selectica, Inc.* .................    1,200                        7,260
Simplex Solutions, Inc.* .........      600                        9,930
SkillSoft Corp.* .................      700                       18,144
SonicWall, Inc.*# ................    3,800                       73,872
Stellent, Inc.*# .................    1,700                       50,252
Support.com, Inc.*# ..............    3,600                       22,572
Trizetto Group* ..................    1,800                       23,616
Verity, Inc.* ....................    3,200                       64,800
Vitria Technology, Inc.* .........    6,400                       40,896
WebEx Communications, Inc.*#......    1,700                       42,245
webMethods, Inc.*# ...............    2,400                       40,224
Websense, Inc.* ..................    1,900                       60,933
Zixit Corp.*# ....................    1,700                        8,602
                                                             -----------
                                                               1,407,391
                                                             -----------
IT CONSULTING & SERVICES (1.1%)
3D Systems Corp.* ................    1,100                       15,675
American Management Systems,
  Inc.* ..........................    4,500                       81,360
Ascential Software Corp.* ........   26,300                      106,515
Braun Consulting*# ...............    1,300                        4,615
Carreker Corp.* ..................    2,400                       14,160
Clarent Corp.*#++ ................    3,400                        5,100
Cognizant Technology Solutions
  Corp.* .........................      800                       32,784
Corillian Corp.* .................    3,700                       17,723
Entrust Technologies, Inc.* ......    5,200                       52,988


--------------------------------------------------------------------------------
                                             NUMBER                VALUE
                                           OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Florida East Coast Industries,
  Inc. ...........................    1,900                  $    43,985
FTI Consulting, Inc.* ............    1,100                       36,080
Global Payments, Inc. ............    3,286                      113,038
HotJobs.com Ltd.* ................    2,900                       30,131
I-many, Inc.* ....................    4,100                       39,565
Management Network Group,
  Inc.* ..........................      100                          690
Netratings, Inc.* ................      300                        4,704
New Horizons Worldwide, Inc.*.....      300                        3,450
Novadigm, Inc.* ..................    1,644                       15,602
Onyx Software Corp.* .............    3,700                       14,430
PDI, Inc.* .......................      600                       13,392
Pomeroy Computer Resources* ......      500                        6,750
Saba Software, Inc.* .............    3,500                       18,270
Safeguard Scientifics, Inc. ......   13,300                       46,550
Sapient Corp.* ...................    7,200                       55,584
Secure Computing Corp.* ..........    3,025                       62,164
Starbase Corp.* ..................    7,822                        5,319
Synplicity, Inc.* ................    1,300                       17,537
WatchGuard Technologies* .........    2,400                       15,624
Wave Systems Corp., Class A*#.....    3,550                        7,952
Xanser Corp.* ....................    1,200                        2,412
                                                             -----------
                                                                 884,149
                                                             -----------
NETWORKING EQUIPMENT (0.5%)
Adaptec, Inc.* ...................   10,100                      146,450
Avici Systems, Inc. * ............    6,000                       17,460
Computer Network Technology
  Corp.* .........................    3,200                       56,928
Crossroads Systems, Inc.* ........    2,600                       11,674
Ixia .............................    3,900                       50,115
JNI Corp.*# ......................    2,700                       22,437
Lantronix, Inc.* .................    2,900                       18,328
Metawave Communications
  Corp.* .........................    4,600                       14,352
Micro General Corp.* .............      700                        9,597
Talx Corp. .......................      990                       24,730
Turnstone Systems, Inc.* .........    4,100                       16,277
Universal Access Global
  Holdings* ......................    4,800                       22,512
                                                             -----------
                                                                 410,860
                                                             -----------
OFFICE ELECTRONICS (0.9%)
Auspex Systems, Inc.* ............    3,400                        6,120
Brady Corp., Class A .............    1,500                       54,900
Filenet Corp.* ...................    3,200                       64,928
Handspring, Inc.*# ...............    3,000                       20,220
Harland (John H.) Co. ............    3,200                       70,720
InFocus Corp.*# ..................    3,900                       85,878
Kronos, Inc.* ....................    2,025                       97,970
Micros Systems, Inc.* ............    1,900                       47,690
New England Business Services,
  Inc. ...........................    1,000                       19,150
Pinnacle Systems, Inc.* ..........    5,700                       45,258
Technitrol, Inc. .................    2,800                       77,336
Triumph Group, Inc.* .............    1,700                       55,250
United Stationers, Inc.* .........    3,300                      111,045
                                                             -----------
                                                                 756,465
                                                             -----------

EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------------------------------------------
                                                                                   NUMBER                VALUE
                                                                                 OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT (1.5%)
ADE Corp.* .............................................................      540                  $     5,400
Alliance Semiconductor Corp.* ..........................................    3,200                       38,656
Alpha Industries, Inc.*# ...............................................    4,200                       91,560
AstroPower, Inc.*# .....................................................    1,100                       44,473
August Technology Corp.* ...............................................    1,100                       12,144
AXT, Inc.*# ............................................................    1,800                       25,974
Brooks Automation, Inc.*# ..............................................    1,700                       69,139
ChipPAC, Inc.* .........................................................    4,000                       29,680
Credence Systems Corp.*# ...............................................    5,430                      100,835
Entegris, Inc.* ........................................................    3,300                       36,168
GlobespanVirata, Inc.* .................................................   10,506                      136,053
Intermagnetics General Corp.* ..........................................    1,528                       39,575
IXYS Corp.* ............................................................    1,500                       12,135
Kulicke & Soffa Industries*# ...........................................    4,500                       77,175
LTX Corp.*# ............................................................    4,600                       96,324
Mattson Technology, Inc.* ..............................................    2,700                       23,787
Microsemi Corp.*# ......................................................    2,636                       78,289
Microtune, Inc.* .......................................................    2,400                       56,304
Pixelworks, Inc.* ......................................................    1,900                       30,514
Rudolph Technologies, Inc.* ............................................      800                       27,456
Semitool, Inc.* ........................................................    1,700                       19,516
SONICblue, Inc.* .......................................................    8,900                       35,956
Standard Microsystems Corp.* ...........................................    1,828                       28,371
Supertex, Inc.* ........................................................    1,204                       21,082
Therma-Wave, Inc.* .....................................................    2,000                       29,840
TranSwitch Corp.* ......................................................    8,900                       40,050
Trikon Technologies, Inc.* .............................................    1,400                       16,450
Tripath Technology, Inc.* ..............................................    2,000                        3,420
TTM Technologies, Inc.* ................................................    1,700                       17,204
Xicor, Inc.* ...........................................................    2,600                       28,860
                                                                                                   -----------
                                                                                                     1,272,390
                                                                                                   -----------
SEMICONDUCTORS (0.8%)
Elantec Semiconductor, Inc.* ...........................................    2,100                       80,640
Integrated Circuit Systems,
  Inc.*# ...............................................................    2,500                       56,475
Integrated Silicon Solutions* ..........................................    2,400                       29,376
Kopin Corp.*# ..........................................................    6,600                       92,400
New Focus, Inc.* .......................................................    4,600                       17,526
Oak Technology, Inc.* ..................................................    5,000                       68,750
Oplink Communications, Inc.* ...........................................   12,200                       22,997
Pericom Semiconductor Corp.* ...........................................    2,300                       33,350
Richardson Electronics Ltd. ............................................    1,100                       13,310
Silicon Laboratories, Inc.* ............................................    1,200                       40,452
Sirenza Microdevices, Inc.* ............................................    1,400                        8,526
Triquint Semiconductor, Inc.* ..........................................   12,621                      154,733
                                                                                                   -----------
                                                                                                       618,535
                                                                                                   -----------
SYSTEMS SOFTWARE (0.9%)
Ansoft Corp.* ..........................................................    1,000                       14,600
Art Technology Group, Inc.* ............................................    4,700                       16,356
Borland Software Corp. * ...............................................    4,766                       74,636
infoUSA, Inc.* .........................................................    2,000                       13,880
Integral Systems, Inc./Md* .............................................      700                       13,475
Mercury Computer Systems,
  Inc.* ................................................................    1,700                       66,487
MSC.Software Corp.* ....................................................    2,500                       39,000
Netscout Systems, Inc.*# ...............................................    1,400                       11,074
Novell, Inc.*# .........................................................   34,074                      156,400


--------------------------------------------------------------------------------------------------------------------
                                                                                   NUMBER                VALUE
                                                                                 OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
Numerical Technologies, Inc.* ..........................................    1,700                  $    59,840
NYFIX, Inc.*# ..........................................................    2,572                       51,491
Phoenix Technologies, Ltd.* ............................................    2,600                       30,264
Pumatech, Inc.* ........................................................    2,500                        6,450
Radiant Systems, Inc.* .................................................    1,350                       15,525
Rigel Pharmaceuticals, Inc.* ...........................................    1,900                        8,835
Silicon Graphics, Inc.* ................................................   17,800                       37,380
Silicon Image, Inc.* ...................................................    4,600                       17,296
Silicon Storage Technology, Inc.*.......................................    7,900                       76,156
                                                                                                   -----------
                                                                                                       709,145
                                                                                                   -----------
TELECOMMUNICATIONS EQUIPMENT (0.8%)
ADTRAN, Inc.* ..........................................................    2,300                       58,696
Anaren Microwave, Inc.*# ...............................................    2,008                       34,778
Ansys, Inc.* ...........................................................    1,700                       41,905
Arris Group, Inc.*# ....................................................    5,900                       57,584
Digital Lightwave, Inc.* ...............................................    1,000                        9,380
Ditech Communications Corp.* ...........................................    3,300                       19,866
Fibercore, Inc.* .......................................................    3,800                        9,120
IBasis, Inc.* ..........................................................    1,900                        2,489
Intrado, Inc.* .........................................................    1,300                       34,840
Lightpath Technologies, Inc.* ..........................................    2,300                        8,165
NEON Communications, Inc.*#.............................................    1,700                        4,607
Newport Corp.# .........................................................    3,100                       59,768
Nuance Communications, Inc.* ...........................................    2,500                       22,750
Powerwave Technologies, Inc.* ..........................................    5,700                       98,496
Proxim, Inc.*# .........................................................    2,500                       24,800
Somera Communications, Inc.* ...........................................    3,772                       28,479
Sorrento Networks Corp.*# ..............................................    1,600                        5,744
Spectralink Corp.* .....................................................    1,400                       23,982
Symmetricom, Inc.* .....................................................    2,962                       22,541
Tollgrade Communications, Inc.*.........................................    1,100                       36,685
US Unwired, Inc., Class A* .............................................    3,300                       33,594
                                                                                                   -----------
                                                                                                       638,269
                                                                                                   -----------
  TOTAL INFORMATION TECHNOLOGY..........................................                            12,699,310
                                                                                                   -----------
MATERIALS (5.8%)
CHEMICALS (1.9%)
Airgas, Inc.* ..........................................................    6,100                       92,232
Albemarle Corp. ........................................................    2,840                       68,160
Arch Chemicals, Inc. ...................................................    1,800                       41,760
Cambrex Corp. ..........................................................    2,100                       91,560
ChemFirst, Inc. ........................................................    1,100                       26,367
Crompton Corp. .........................................................   10,265                       92,385
Cytec Industries, Inc.* ................................................    4,100                      110,700
Dionex Corp.* ..........................................................    2,200                       56,122
Ferro Corp. ............................................................    3,100                       79,980
GenTek, Inc. ...........................................................      900                        1,539
Georgia Gulf Corp. .....................................................    2,700                       49,950
H.B. Fuller Co. ........................................................    3,200                       92,064
IMC Global, Inc.# ......................................................   11,100                      144,300
International Specialty Products,
  Inc.* ................................................................      600                        5,370
MacDermid, Inc. ........................................................    2,000                       33,900
Millennium Chemicals, Inc. .............................................    7,013                       88,364
Minerals Technologies, Inc. ............................................    1,800                       83,952
NCH Corp. ..............................................................      400                       20,860
NL Industries, Inc. ....................................................    1,500                       22,905
Octel Corp.* ...........................................................      600                       10,800
Olin Corp. .............................................................    2,900                       46,806

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EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Omnova Solutions, Inc. ..............    2,800                  $    19,040
PolyOne Corp. .......................    7,300                       71,540
Quaker Chemical Corp. ...............      200                        4,120
Schulman (A.), Inc. .................    3,600                       49,140
Spartech Corp. ......................    1,100                       22,605
Stepan Co. ..........................      300                        7,284
Symyx Technologies* .................    2,272                       48,257
Tredegar Corp. ......................    1,876                       35,644
Uniroyal Technology Corp.* ..........    1,900                        6,080
Wellman, Inc. .......................    2,400                       37,176
                                                                ------------
                                                                   1,560,962
                                                                ------------
CONSTRUCTION MATERIALS (0.8%)
AMCOL International Corp. ...........    2,000                       14,400
Apogee Enterprises, Inc. ............    3,200                       50,624
Armstrong Holdings, Inc.*# ..........    5,384                       18,360
Centex Construction Products,
  Inc. ..............................      500                       16,025
Circor International, Inc. ..........      400                        7,380
Florida Rock Industries, Inc. .......    2,100                       76,818
LSI Industries, Inc. ................    1,800                       31,320
Lydall, Inc.* .......................      800                        8,000
NS Group, Inc.* .....................    1,496                       11,190
Roper Industries, Inc.# .............    2,700                      133,650
RPM, Inc. ...........................   10,826                      156,544
SPS Technologies, Inc.* .............    1,200                       41,904
Standex International Corp. .........    1,000                       21,750
Texas Industries, Inc. ..............    1,900                       70,110
U.S. Industries, Inc. ...............    8,602                       22,021
                                                                -----------
                                                                    680,096
                                                                -----------
CONTAINERS & PACKAGING (0.8%)
Ball Corp. ..........................    2,608                      184,385
Crown Cork & Seal Co., Inc.* ........   13,100                       33,274
CUNO, Inc.* .........................    1,700                       51,850
EarthShell Corp.*# ..................    5,500                       11,000
Greif Brothers Corp., Class A .......    1,100                       36,245
Interpool, Inc. .....................      900                       17,325
Liqui-Box Corp. .....................      200                        8,250
Myers Industries, Inc. ..............    1,464                       19,984
Owens-Illinois, Inc.*# ..............   13,800                      137,862
Silgan Holdings, Inc.* ..............    1,300                       34,008
Tupperware Corp. ....................    5,500                      105,875
                                                                -----------
                                                                    640,058
                                                                -----------
METALS & MINING (1.2%)
Bethlehem Steel Corp.* ..............   14,309                        6,439
Brush Engineered Materials, Inc......    1,300                       18,512
Carpenter Technology Corp. ..........    2,300                       61,226
Century Aluminum Co. ................    1,900                       25,384
Cleveland-Cliffs, Inc. ..............    1,400                       25,620
Commercial Metals Co. ...............    1,400                       48,972
Gibraltar Steel Corp. ...............      400                        7,008
Kaiser Aluminum Corp.* ..............    1,500                        2,430
Lawson Products, Inc. ...............      300                        7,800
Lone Star Technologies, Inc. ........    2,200                       38,720
Matthews International Corp.,
  Class A ...........................    2,600                       63,908
Maverick Tube Corp.*# ...............    2,900                       37,555
Mueller Industries, Inc.* ...........    3,000                       99,750
Oregon Steel Mills, Inc.* ...........    3,000                       14,850


--------------------------------------------------------------------------------
                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Quanex Corp. ........................    1,000                  $    28,300
Reliance Steel & Aluminum Co.........    2,000                       52,500
Roanoke Electric Steel Corp. ........      600                        8,280
RTI International Metals, Inc.* .....    1,400                       13,930
Ryerson Tull, Inc. ..................    2,096                       23,056
Southern Peru Copper Corp. ..........    1,600                       19,120
Steel Dynamics, Inc.* ...............    3,200                       37,152
Stillwater Mining Co.*# .............    3,500                       64,750
Timken Co. ..........................    5,500                       88,990
Titanium Metals Corp.*# .............    3,000                       11,970
USEC, Inc. ..........................    7,600                       54,416
Valmont Industries ..................    1,100                       15,906
Wolverine Tube, Inc.* ...............      600                        6,810
Worthington Industries, Inc. ........    7,500                      106,500
                                                                -----------
                                                                    989,854
                                                                -----------
PAPER & FOREST PRODUCTS (1.1%)
Buckeye Technologies, Inc.* .........    1,900                       21,850
Caraustar Industries, Inc. ..........    3,300                       22,869
Champion Enterprises, Inc.* .........    4,900                       60,319
Chesapeake Corp.# ...................    1,800                       50,058
Deltic Timber Corp. .................      900                       24,660
Glatfelter (P. H.) Co. ..............    1,800                       28,044
Ikon Office Solutions, Inc. .........   13,527                      158,130
Ivex Packaging Corp.* ...............    2,000                       38,000
Longview Fibre Co. ..................    4,400                       51,964
Louisiana-Pacific Corp. .............   10,538                       88,941
Pope & Talbot, Inc. .................    1,496                       21,318
Potlatch Corp.# .....................    3,200                       93,824
Rayonier, Inc. ......................    3,000                      151,410
Rock-Tenn Co., Class A ..............      700                       10,080
Schweitzer-Mauduit
  International, Inc. ...............    1,000                       23,750
Universal Forest Products, Inc. .....    1,100                       23,023
Wausau-Mosinee Paper Corp. ..........    3,900                       47,190
                                                                -----------
                                                                    915,430
                                                                -----------
  TOTAL MATERIALS ...................                             4,786,400
                                                                -----------
TELECOMMUNICATION SERVICES (2.6%)
DIVERSIFIED TELECOMMUNICATION
  SERVICES (1.8%)
Adelphia Business Solutions,
  Inc.* .............................    3,700                        2,147
Allen Telecom, Inc.* ................    2,900                       24,650
Andrew Corp.*# ......................    7,700                      168,553
Aspect Telecommunications* ..........    5,600                       21,728
AT&T Latin America Corp.,
  Class A* ..........................    5,500                        6,490
Avanex Corp.* .......................    3,600                       21,240
Aware, Inc.* ........................    2,700                       22,410
Black Box Corp.* ....................    1,800                       95,184
Boston Communications Group*.........    2,000                       22,700
C-COR.net Corp.* ....................    3,700                       53,909
Carrier Access Corp.* ...............    1,100                        3,212
CellNet Data Systems, Inc.* .........    1,900
Choice One Communications,
  Inc.* .............................    1,600                        5,600
Commonwealth Telephone
  Enterprises, Inc.* ................    1,300                       59,150
Conestoga Enterprises Inc. ..........    1,000                       31,950

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EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                                    NUMBER                VALUE
                                                  OF SHARES              (NOTE 1)
--------------------------------------------------------------------------------
Copper Mountain Networks,
  Inc.* .................................     6,200                 $    10,478
CT Communications, Inc. .................     1,200                      19,812
Digital Insight Corp.*# .................     2,668                      59,657
Docent, Inc.* ...........................     4,000                      12,680
Focal Communications Corp.* .............     2,600                       1,586
General Communications, Inc.,
  Class A* ..............................     4,100                      34,973
Golden Telecom, Inc.* ...................       540                       6,302
Harmonic, Inc.* .........................     5,300                      63,706
Hickory Tech Corp. ......................       840                      14,238
IDT Corp.*# .............................     4,600                      89,746
Impsat Fiber Networks, Inc.* ............       700                         123
Inet Technologies, Inc.*# ...............     1,400                      14,798
Inter-Tel, Inc. .........................     2,100                      40,362
Interdigital Communications
  Corp.* ................................     5,700                      55,290
ITC DeltaCom, Inc.*# ....................     4,400                       3,828
ITXC Corp.*# ............................     3,400                      24,446
Leap Wireless International,
  Inc.*# ................................     2,800                      58,716
Lightbridge, Inc.* ......................     2,909                      35,344
MasTec, Inc.* ...........................     3,300                      22,935
Metro One Telecommunications,
  Inc.*# ................................     1,700                      51,425
MRV Communications, Inc.*# ..............     7,800                      33,072
Net2Phone, Inc.* ........................     2,300                      15,525
Network Plus Corp.* .....................     1,400                       1,624
Next Level Communications,
  Inc.* .................................     1,500                       5,025
North Pittsburgh Systems, Inc. ..........     1,100                      20,350
NTELOS, Inc.*# ..........................     1,400                      21,686
Optical Communication Products,
  Inc.* .................................     1,400                       5,516
Pinnacle Holdings, Inc.* ................     5,100                       1,734
Plantronics, Inc.* ......................     3,200                      82,048
RCN Corp.*# .............................     4,600                      13,478
StarMedia Network, Inc.* ................     3,577                       1,359
Terayon Communication
  Systems*# .............................     6,100                      50,453
Terremark Worldwide, Inc.* ..............     8,048                       4,587
XM Satellite Radio Holdings,
  Inc., Class A* ........................     1,200                      22,032
                                                                    -----------
                                                                      1,437,857
                                                                    -----------
WIRELESS TELECOMMUNICATION
  SERVICES (0.8%)
Aether Systems, Inc.* ...................     2,700                      24,840
AirGate PCS, Inc.* ......................     1,200                      54,660
Alamosa Holdings, Inc.*# ................     6,900                      82,317
Celeritek, Inc.* ........................     1,500                      20,085
Centennial Communications
  Corp.* ................................       500                       5,120
CommScope, Inc.* ........................     4,700                      99,969
DMC Stratex Networks, Inc.* .............     7,500                      58,350
Dobson Communications* ..................     2,700                      23,058
Netro Corp.* ............................     4,900                      17,983
Price Communications Corp.*# ............     5,140                      98,122
Rural Cellular Corp., Class A* ..........       816                      18,156
SBA Communications Corp.*# ..............     3,584                      46,664
Spectrasite Holdings, Inc.* .............     8,400                      30,156


--------------------------------------------------------------------------------
                                                    NUMBER               VALUE
                                                  OF SHARES             (NOTE 1)
--------------------------------------------------------------------------------
Spectrian Corp.*# .......................     1,700                 $    18,751
Ubiquitel, Inc.* ........................     5,700                      42,465
ViaSat, Inc.* ...........................     1,700                      26,520
Western Multiplex, Class A* .............     3,900                      21,060
                                                                    -----------
                                                                        688,276
                                                                    -----------
  TOTAL TELECOMMUNICATION
     SERVICES ...........................                             2,126,133
                                                                    -----------
UTILITIES (3.4%)
ELECTRIC UTILITIES (1.5%)
Beacon Power Corp.* .....................       420                         546
Central Vermont Public Service ..........       500                       8,350
CH Energy Group, Inc. ...................     2,000                      86,940
Cleco Corp. .............................     4,500                      98,865
DQE, Inc.# ..............................     5,700                     107,901
El Paso Electric Co.* ...................     5,400                      78,300
Empire District Electric Co. ............     2,300                      48,300
FuelCell Energy, Inc.*# .................     2,900                      52,606
Hawaiian Electronics Industries,
  Inc.# .................................     3,600                     145,008
Newpower Holdings, Inc. .................     4,900                       3,626
Northwestern Corp. ......................     3,200                      67,360
Otter Tail Corp. ........................     2,000                      58,280
PNM Resources, Inc. .....................     3,400                      95,030
RGS Energy Group, Inc.# .................     3,600                     135,360
UIL Holdings Corp. ......................     1,400                      71,820
Unisource Energy Corp.* .................     3,200                      58,208
WPS Resources Corp.# ....................     3,200                     116,960
                                                                    -----------
                                                                      1,233,460
                                                                    -----------
GAS UTILITIES (1.5%)
AGL Resources, Inc. .....................     6,000                     138,120
Atmos Energy Corp. ......................     4,600                      97,750
Cascade Natural Gas Corp. ...............       600                      13,230
Energen Corp. ...........................     3,200                      78,880
Madison Gas & Electric Co. ..............     1,100                      29,095
New Jersey Resources Corp. ..............     1,700                      79,560
Northwest Natural Gas Co. ...............     2,900                      73,950
NUI Corp. ...............................     1,800                      42,660
Peoples Energy Corp. ....................     3,649                     138,407
Piedmont Natural Gas Co. ................     3,400                     121,720
SEMCO Energy, Inc.# .....................     1,020                      10,965
South Jersey Industries .................       700                      22,820
Southern Union Co.* .....................     3,247                      61,238
Southwest Gas Corp. .....................     3,200                      71,520
The Laclede Group, Inc. .................     1,300                      31,070
UGI Corp. ...............................     3,100                      93,620
WGL Holdings, Inc.# .....................     5,200                     151,164
                                                                    -----------
                                                                      1,255,769
                                                                    -----------
MULTI -- UTILITIES (0.4%)
Avista Corp. ............................     5,400                     71,604
Montana Power Co.* ......................    10,500                      60,375
Sierra Pacific Resources ................    10,544                     158,687
                                                                    -----------
                                                                       290,666
                                                                    -----------
WATER UTILITIES (0.0%)
Connecticut Water Service, Inc. .........       300                       8,871
Middlesex Water Co. .....................       200                       6,784
SJW Corp. ...............................       100                       8,529
                                                                    -----------
                                                                         24,184
                                                                    -----------

EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001


--------------------------------------------------------------------------------
                                      NUMBER          VALUE
                                    OF SHARES       (NOTE 1)
--------------------------------------------------------------------------------
  TOTAL UTILITIES ..............                  $ 2,804,079
                                                  -----------
TOTAL COMMON STOCKS (97.3%)
  (Cost $84,178,296)............                   79,953,703
                                                  -----------
                                     NUMBER
                                   OF RIGHTS
                                   -----------
RIGHTS:
CONSUMER DISCRETIONARY (0.0%)
HOUSEHOLD DURABLES (0.0%)
Sunbeam Corp.* 8/24/03 .........   191                     --
HEALTH CARE (0.0%)
PHARMACEUTICALS (0.0%)
Endo Pharmaceuticals Holdings,
  Inc.* 12/31/02 ...............   800                    624
                                                  -----------
TOTAL RIGHTS (0.0%)
  (Cost $0).....................                          624
                                                  -----------



--------------------------------------------------------------------------------
                                            PRINCIPAL          VALUE
                                             AMOUNT          (NOTE 1)
--------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSIT (2.5%)
JPMorgan Chase Nassau
  1.02%, 1/2/02 ......................    $ 2,052,205      $ 2,052,205
                                                           -----------
U.S. GOVERNMENT (0.3%)
U.S. Treasury Bill
  1/17/2002 ++++ .....................        275,000          274,751
                                                           -----------
TOTAL SHORT-TERM DEBT
  SECURITIES (2.8%)
  (Amortized Cost $2,326,956).........                       2,326,956
                                                           -----------
TOTAL INVESTMENTS (100.1%)
  (Cost/Amortized Cost
  $86,505,252)........................                      82,281,283
OTHER ASSETS
  AND LIABILITIES (-0.1%) ............                         (78,649)
                                                           -----------
NET ASSETS (100.0%) ..................                     $82,202,634
                                                           ===========

----------
*     Non-income producing.
++    Securities (totaling $5,100 or 0.0% of net assets) valued at fair value.
++++ All, or a portion of securities held by broker as collateral for financial futures contracts.
#     All, or a portion of security out on loan (Note 1).

--------------------------------------------------------------------------------

 At December 31, 2001, the Portfolio had the following futures contracts open:

                                  NO. OF      EXPIRATION       ORIGINAL        VALUE AT       UNREALIZED
PURCHASE                        CONTRACTS        DATE           VALUE          12/31/01      APPRECIATION
----------------------------   -----------   ------------   -------------   -------------   -------------
Russell 2000 Index .........       10          March-02      $2,383,760      $2,446,500        $ 62,740
                                                                                               ========

Investment security transactions for the year ended December 31, 2001 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $34,497,937
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     26,325,235


As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:



Aggregate gross unrealized appreciation .........    $  12,005,682
Aggregate gross unrealized depreciation .........      (16,645,203)
                                                     -------------
Net unrealized depreciation .....................    $  (4,639,521)
                                                     =============
Federal income tax cost of investments ..........    $  86,920,804
                                                     =============


At December 31, 2001, the Portfolio had loaned securities with a total value $14,188,177 which was secured by collateral of $14,986,471 of which $40,000 was received in the form of securities.

The Portfolio has a net capital loss carryforward of $1,122,589 which expires 2009.

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001




--------------------------------------------------------------------------------
                                              NUMBER OF               VALUE
                                               SHARES               (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
AUSTRALIA (0.3%)
Brambles Industries Ltd.++ ..........   133,560                $    707,496
                                                               ------------
CANADA (0.9%)
Alcan, Inc. (Toronto Exchange) ......     9,100                     326,612
Celestica, Inc.* ....................    25,920                   1,046,909
Royal Bank of Canada ................    10,480                     341,128
                                                               ------------
  TOTAL CANADA ......................                             1,714,649
                                                               ------------
JAPAN (11.0%)
Aiful Corp.++ .......................     2,400                     154,559
Canon, Inc.++ .......................    73,000                   2,500,265
Fanuc Ltd.++ ........................    12,300                     521,226
Fuji Television Network, Inc.++ .....       116                     466,015
Fujisawa Pharmaceutical Co.,
  Ltd.++ ............................    44,000                   1,009,128
Ito-Yokado Co., Ltd.++ ..............    11,000                     494,539
Kao Corp.++ .........................    21,000                     434,583
Kyocera Corp.++ .....................     9,300                     603,859
Marui Co., Ltd.#++ ..................    60,000                     706,268
Matsushita Communication
  Industrial Co., Ltd.++ ............     4,800                     129,407
Matsushita Electric Industrial
  Co., Ltd.++ .......................   104,000                   1,329,242
Mitsui Fudosan Co., Ltd.++ ..........    87,000                     660,702
Mizuho Holding, Inc.#++ .............       349                     707,658
Murata Manufacturing Co., Ltd.++.....    16,200                     966,995
NEC Corp.++ .........................    48,000                     487,370
Nippon Telegraph & Telephone
  Corp.++ ...........................       156                     505,870
Nomura Securities Co., Ltd.++ .......   121,000                   1,543,765
NTT DoCoMo, Inc.#++ .................       127                   1,485,289
Sankyo Co.++ ........................    30,000                     511,475
Seven-Eleven Japan Co., Ltd.++ ......    22,000                     798,614
Shin-Etsu Chemical Co., Ltd.++ ......    19,900                     711,804
Shiseido Co., Ltd.++ ................    40,000                     367,867
Sony Corp.++ ........................    42,200                   1,919,667
Sumitomo Corp.++ ....................    93,000                     424,467
Sumitomo Mitsui Banking
  Corp.#++ ..........................   135,000                     569,001
Toshiba Corp.++ .....................    94,000                     321,238
Toyota Motor Corp.++ ................    10,600                     267,258
UFJ Holdings, Inc.#++ ...............        78                     171,190
Yamanouchi Pharmaceutical Co.,
  Ltd.++ ............................    36,000                     945,943
                                                               ------------
  TOTAL JAPAN .......................                            21,715,264
                                                               ------------
LATIN AMERICA (1.2%)
BRAZIL (0.2%)
Companhia Brasileira de
  Distribucao Grupo Pao de
  Acucar (ADR) ......................    16,000                     352,000
                                                               ------------
MEXICO (1.0%)
America Movil S.A. de CV
  (ADR) .............................    24,500                     477,260
Fomento Economico Mexicano
  S.A. de. C.V. .....................   218,000                     747,619
Grupo Televisa S.A, (GDR)* ..........    16,307                     704,136
Telefonos de Mexico -- Class L
  (ADR) .............................     4,734                     165,785
                                                               ------------
                                                                  2,094,800
                                                               ------------
  TOTAL LATIN AMERICA ...............                             2,446,800
                                                               ------------


--------------------------------------------------------------------------------
                                              NUMBER OF               VALUE
                                               SHARES               (NOTE 1)
--------------------------------------------------------------------------------
OTHER EUROPEAN COUNTRIES (41.4%)
BELGIUM (1.4%)
Dexia++ .............................    46,450                $    663,937
Fortis++ ............................    53,010                   1,365,273
Fortis Class B++ ....................    19,730                     509,020
UCB S.A.++ ..........................     4,460                     179,485
                                                               ------------
                                                                  2,717,715
                                                               ------------
FRANCE (13.7%)
Altran Technologies S.A.++ ..........     2,960                     132,948
Aventis S.A.++ ......................    48,377                   3,408,669
BNP Paribas S.A.++ ..................    36,175                   3,217,564
Bouygues S.A.++ .....................    13,000                     423,393
Cap Gemini S.A.#++ ..................     4,710                     338,060
Compagnie de Saint Gobain++ .........     7,594                   1,139,181
Groupe Danone++ .....................     4,490                     544,402
Hermes International++ ..............     4,300                     658,366
L'Oreal S.A.++ ......................     2,104                     150,642
Lafarge S.A.++ ......................     2,207                     204,894
LVMH Moet Hennessy Louis
  Vuitton#++ ........................     5,314                     214,927
Orange S.A.#++ ......................    54,350                     489,666
Pinault-Printemps-Redoute
  S.A.#++ ...........................     1,575                     201,559
Sanofi-Synthelabo S.A.++ ............    45,126                   3,346,751
Schneider Electric S.A.#++ ..........    25,649                   1,225,792
Societe Europeenne des
  Satellites++ ......................    11,400                     123,597
Societe Generale, Class A++ .........     9,720                     540,660
Societe Television Francaise
  (T.F.1)#++ ........................    48,231                   1,211,837
Sodexho*#++ .........................    41,462                   1,761,710
STMicroelectronics N.V.#++ ..........    27,140                     865,932
TotalFinaElf S.A.++ .................    38,268                   5,432,412
Vivendi Universal S.A. (ADR) ........    25,563                   1,391,360
                                                               ------------
                                                                 27,024,322
                                                               ------------
GERMANY (3.5%)
Allianz AG++ ........................     7,985                   1,876,326
Bayer AG++ ..........................     9,742                     307,812
Bayerische Hypo-und
  Vereinsbank AG++ ..................     7,342                     221,908
Deutsche Bank AG
  (Registered)++ ....................    14,357                   1,007,641
Deutsche Telekom AG
  (Registered)++ ....................     5,437                      93,353
E.On AG++ ...........................    13,772                     711,834
Gehe AG#++ ..........................    20,430                     786,550
Rhoen-Kilnikum AG++ .................     5,030                     260,431
SAP AG (ADR) ........................     8,260                   1,076,183
Siemens AG++ ........................     6,547                     433,714
                                                               ------------
                                                                  6,775,752
                                                               ------------
GREECE (0.1%)
Hellenic Telecommunications
  S.A.++ ............................    10,210                     165,366
                                                               ------------
IRELAND (0.2%)
SmartForce plc, Ltd. (ADR)* .........    14,694                     363,677
                                                               ------------
ITALY (6.0%)
Alleanza Assicurazioni S.p.A.++ .....   109,070                   1,192,178
Assicurazioni Generali S.p.A.++ .....    15,943                     440,244
Bipop-Carire #++ ....................    75,030                     123,514
ENI S.p.A.#++ .......................   162,361                   2,023,267

EQ ADVISORS TRUST
EQ/T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------
                                              NUMBER OF               VALUE
                                               SHARES               (NOTE 1)
--------------------------------------------------------------------------------
IntasaBCI S.p.A.#++ .................   824,183                $  2,049,740
Mediaset S.p.A.++ ...................    18,000                     130,793
Mediolanum S.p.A.++ .................    51,400                     460,376
Olivetti S.p.A#++ ...................   231,691                     295,079
San Paolo IMI S.p.A.++ ..............    13,730                     146,429
Telecom Italia Mobile S.p.A.++ ......   362,810                   2,013,333
Telecom Italia S.p.A.#++ ............   138,869                   1,179,901
Telecom Italia S.p.A. (RNC)++ .......    43,600                     231,530
UniCredito Italiano S.p.A.++ ........   394,995                   1,576,656
                                                               ------------
                                                                 11,863,040
                                                               ------------
NETHERLANDS (7.7%)
Akzo Nobel N.V.++ ...................     4,090                     181,536
ASML Holding N.V. *++ ...............    64,560                   1,115,352
Elsevier N.V.++ .....................    53,000                     622,935
Equant N.V.*++ ......................     3,730                      44,435
ING Groep N.V.++ ....................   144,820                   3,670,882
Koninklijke (Royal)
  KPN N.V.*++ .......................   105,000                     530,633
Koninklijke Ahold N.V.++ ............    22,100                     639,209
Koninklijke Royal Philips
  Electronics N.V.++ ................   116,509                   3,442,030
Royal Dutch Petroleum Co.++ .........    30,030                   1,512,295
VNU N.V.++ ..........................    82,390                   2,516,450
Wolters Kluwer N.V.++ ...............    37,993                     860,820
                                                               ------------
                                                                 15,136,577
                                                               ------------
PORTUGAL (0.3%)
Jeronimo Martins & Filho++ ..........    14,253                     116,686
Portugal Telecom, SGPS, S.A.
  (Registered) *++ ..................    69,058                     534,799
                                                               ------------
                                                                    651,485
                                                               ------------
SPAIN (3.0%)
Banco Bilbao Vizcaya
  Argentaria, S.A.++ ................   117,833                   1,449,608
Banco Santander Central
  Hispano S.A.++ ....................   148,034                   1,232,878
Endesa, S.A.++ ......................    49,944                     776,647
Repsol YPF, S.A.++ ..................    27,300                     395,772
Telefonica S.A. (ADR)* ..............    12,991                     520,679
Telefonica S.A.*++ ..................   118,097                   1,570,966
                                                               ------------
                                                                  5,946,550
                                                               ------------
SWITZERLAND (5.5%)
Adecco S.A.++ .......................    48,050                   2,598,647
Credit Suisse Group++ ...............    11,680                     495,544
Nestle S.A. (Registered)++ ..........    19,500                   4,136,610
Roche Holding AG++ ..................    14,260                   1,012,615
Swiss Reinsurance++ .................     2,280                     228,170
UBS AG++ ............................    46,894                   2,354,876
                                                               ------------
                                                                 10,826,462
                                                               ------------
  TOTAL OTHER EUROPEAN
     COUNTRIES ......................                            81,470,946
                                                               ------------
SCANDINAVIA (6.6%)
DENMARK (0.4%)
Novo-Nordisk A/S, Class B++ .........     5,000                     203,297
TDC A/S++ ...........................    14,043                     497,412
                                                               ------------
                                                                    700,709
                                                               ------------


--------------------------------------------------------------------------------
                                              NUMBER OF               VALUE
                                               SHARES               (NOTE 1)
--------------------------------------------------------------------------------
FINLAND (2.2%)
Nokia OYJ++ .........................   138,674                $  3,554,368
Sonera Group OYJ++ ..................   170,850                     860,392
                                                               ------------
                                                                  4,414,760
                                                               ------------
NORWAY (0.4%)
Orkla ASA++ .........................    39,580                     666,654
Statoil ASA *++ .....................    20,090                     136,910
                                                               ------------
                                                                    803,564
                                                               ------------
SWEDEN (3.6%)
Electrolux AB, Class B++ ............    37,210                     553,735
Hennes & Mauritz AB, Class B++.......    58,200                   1,200,912
Nordea AB ++ ........................   146,292                     772,044
Sandvik AB++ ........................     6,850                     146,230
Securitas AB, Class B# ..............   159,698                   3,021,905
Telefonaktiebolaget LM Ericsson
  AB, Class B++ .....................   244,820                   1,326,936
                                                               ------------
                                                                  7,021,762
                                                               ------------
  TOTAL SCANDINAVIA .................                            12,940,795
                                                               ------------
SOUTHEAST ASIA (5.9%)
CHINA (0.1%)
China Unicom Ltd.*#++ ...............   216,000                     237,058
                                                               ------------
HONG KONG (1.9%)
Cheung Kong (Holdings) Ltd.++ .......   137,000                   1,416,146
Henderson Land Development
  Co., Ltd.++ .......................   151,000                     678,300
Hutchison Whampoa Ltd.++ ............   137,600                   1,321,379
Li & Fung Ltd.++ ....................    42,000                      46,898
Sun Hung Kai Properties Ltd.++ ......    22,000                     176,875
                                                               ------------
                                                                  3,639,598
                                                               ------------
KOREA (2.0%)
Korea Telecom Corp. (ADR) ...........    21,184                     430,671
Pohang Iron & Steel Co., Ltd.
  (ADR) * ...........................    17,125                     393,875
Samsung Electronics Co., Ltd.
  (Foreign)++ .......................     9,228                   1,957,987
Shinhan Financial Group Co.,
  Ltd. *++ ..........................    47,700                     636,639
SK Telecom Co., Ltd.++ ..............     2,600                     529,915
                                                               ------------
                                                                  3,949,087
                                                               ------------
SINGAPORE (0.9%)
Singapore Press Holdings Ltd.++ .....    18,000                     211,472
United Overseas Bank Ltd.++ .........   235,992                   1,615,189
                                                               ------------
                                                                  1,826,661
                                                               ------------
TAIWAN (1.0%)
Taiwan Semiconductor
  Manufacturing Co., Ltd.*++ ........   673,312                   1,677,448
United Microelectronics*++ ..........   207,000                     300,583
                                                               ------------
                                                                  1,978,031
                                                               ------------
  TOTAL SOUTHEAST ASIA ..............                            11,630,435
                                                               ------------
SOUTHERN CENTRAL ASIA (0.8%)
INDIA (0.8%)
Hindustan Lever Ltd.++ ..............   215,810                     996,059
ICICI Ltd.++ ........................   110,000                      99,769
ICICI Ltd. (ADR) ....................    25,157                     150,439
Reliance Industries Ltd.++ ..........    61,000                     384,138
                                                               ------------
  TOTAL SOUTHERN CENTRAL ASIA .......                             1,630,405
                                                               ------------

EQ ADVISORS TRUST
EQ/T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2001




--------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF               VALUE
                                                                                  SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM (28.3%)
Abbey National plc++ ...................................................        44,502            $    630,287
AstraZeneca plc++ ......................................................        59,048               2,643,745
Autonomy Corp. plc*++ ..................................................         3,000                  14,178
Barclays plc++ .........................................................         6,700                 220,287
BG Group plc++ .........................................................        43,885                 177,585
BP plc++ ...............................................................       197,000               1,520,339
Brambles Industries plc*++ .............................................       160,150                 786,935
Cable & Wireless plc++ .................................................       102,206                 488,181
Cadbury Schweppes plc++ ................................................       155,800                 986,222
Celltech Group plc*++ ..................................................        50,168                 633,682
Centrica plc++ .........................................................        85,600                 274,638
Compass Group plc++ ....................................................       471,640               3,510,354
David S. Smith Holdings plc++ ..........................................        60,170                 137,395
Diageo plc++ ...........................................................       167,908               1,904,908
Dimension Data Holdings plc*++..........................................        22,000                  26,390
Electrocomponents plc++ ................................................       116,510                 902,529
Flextronics International Ltd.* ........................................        21,990                 527,540
Friends Provident plc*++ ...............................................        51,980                 150,245
GKN plc++ ..............................................................         7,000                  26,809
GlaxoSmithKline plc++ ..................................................       337,375               8,401,004
Granada plc++ ..........................................................       430,905                 893,648
HAYS plc++ .............................................................       234,845                 705,956
Hilton Group plc++ .....................................................        72,000                 219,557
HSBC Holdings plc*#++ ..................................................        52,000                 605,534
Kingfisher plc++ .......................................................       122,131                 707,788
Lattice Group plc++ ....................................................       114,425                 257,976
Reckitt Benckiser plc++ ................................................        26,397                 381,494
Reed International plc++ ...............................................       549,635               4,527,748
Rio Tinto plc++ ........................................................       118,149               2,247,082
Royal Bank of Scotland Group
  plc++ ................................................................       190,076               4,593,001
Sainsbury J plc++ ......................................................       133,090                 703,979
Shell Transport & Trading Co.
  plc++ ................................................................       528,801               3,607,176
Standard Chartered plc++ ...............................................        60,100                 712,232
Tesco plc++ ............................................................       311,400               1,120,601
Tomkins plc++ ..........................................................       284,364                 871,251
Unilever plc++ .........................................................       161,070               1,312,885
United Business Media plc++ ............................................        27,475                 190,595
Vodafone Group plc++ ...................................................     1,948,185               5,060,951
Woolworths Group plc++ .................................................       134,345                  91,982
WPP Group plc++ ........................................................       267,840               2,941,860
                                                                                                  ------------
  TOTAL UNITED KINGDOM .................................................                            55,716,549
                                                                                                  ------------
TOTAL COMMON STOCK (96.4%)
  (Cost: $228,884,118)..................................................                           189,973,339
                                                                                                  ------------


--------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF               VALUE
                                                                                  SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS:
AUSTRALIA (0.7%)
News Corp., Ltd.++ .....................................................     200,404              $  1,332,083
                                                                                                  ------------
BRAZIL (0.6%)
Petroleo Brasilerio S.A. ...............................................      53,836                 1,191,825
                                                                                                  ------------
TOTAL PREFERRED STOCKS: (1.3%)
 (Cost $3,486,363)......................................................                             2,523,908
                                                                                                  ------------
TOTAL INVESTMENTS (97.7%)
  (Cost $232,370,481)...................................................                           192,497,247
OTHER ASSETS
  LESS LIABILITIES (2.3%) ..............................................                             4,494,041
                                                                                                  ------------
NET ASSETS (100%) ......................................................                          $196,991,288
                                                                                                  ============


MARKET SECTOR DIVERSIFICATION (Unaudited)
As a Percentage of Total Equity
Consumer Discretionary ..............       18.8%
Consumer Staples ....................        8.1%
Energy ..............................        6.3%
Financials ..........................       22.2%
Health Care .........................       10.2%
Industrials .........................        9.6%
Information Technology ..............       11.3%
Materials ...........................        2.5%
Telecommunications Services .........        9.9%
Utilities ...........................        1.1%
                                           -----
                                           100.0%
                                           =====

---------------------
*   Non-income producing

#   All, or a portion of security out on loan (Note 1).

++ Securities (totaling $184,757,092 or 93.8% of net assets) valued at fair value.

    Glossary:

    ADR--American Depositary Receipt

    GDR--Global Depositary Receipt

    RNC--Risparmio Non-Convertible Savings Shares

EQ ADVISORS TRUST
EQ/T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2001

--------------------------------------------------------------------------------

Investment security transactions for the year ended December 31, 2001 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $93,870,103
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     60,524,402

As of December 31, 2001, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation .........    $   4,937,891
Aggregate gross unrealized depreciation .........      (47,180,256)
                                                     -------------
Net unrealized depreciation .....................    $ (42,242,365)
                                                     =============
Federal income tax cost of investments ..........    $ 234,739,612
                                                     =============

At December 31, 2001, the Portfolio had loaned securities with a total value of $12,384,265 which was secured by collateral of $12,974,941.

The Portfolio has a net capital loss carryforward of $13,090,911 which expires in the year 2009.











































                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/AGGRESSIVE STOCK PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $2,419,907,685) (Note 1) ..........  $2,429,081,332
   Short-term investments held as collateral for loaned
    securities ..................................................     229,825,900
   Receivable for securities sold ...............................      19,243,660
   Dividends, interest and other receivables ....................         694,513
   Receivable from Separate Accounts for Trust shares sold ......           2,684
   Other assets .................................................          48,545
                                                                   --------------
   Total assets .................................................   2,678,896,634
                                                                   --------------
 LIABILITIES
   Overdraft payable ............................................           3,294
   Collateral held for loaned securities ........................     229,825,900
   Payable for securities purchased .............................      26,971,680
   Payable to Separate Accounts for Trust shares redeemed .......      20,702,878
   Investment management/advisory fees payable ..................       1,248,005
   Payable to custodian .........................................         203,683
   Trustees' fees payable .......................................         172,314
   Administrative fees payable ..................................          65,804
   Distribution fees payable--Class IB ..........................          46,865
   Accrued expenses (Note 1) ....................................         149,239
                                                                   --------------
    Total liabilities ...........................................     279,389,662
                                                                   --------------
 NET ASSETS .....................................................  $2,399,506,972
                                                                   ==============
   Net assets were comprised of:
   Paid in capital ..............................................  $3,339,166,253
   Accumulated undistributed net investment income ..............          78,136
   Accumulated undistributed net realized loss ..................    (948,911,226)
   Unrealized appreciation on investments and foreign
    currencies ..................................................       9,173,809
                                                                   --------------
   Net assets, December 31, 2001 ................................  $2,399,506,972
                                                                   ==============
 Class IA
   Net asset value, offering and redemption price per share,
    $2,179,759,257 / 95,465,227 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1) ................  $        22.83
                                                                   ==============
 Class IB
   Net asset value, offering and redemption price per share,
    $219,747,715 / 9,670,679 (unlimited amount authorized:
    $0.01 par value) (Note 1) ...................................  $        22.72
                                                                   ==============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001


 INVESTMENT INCOME (Note 1)
   Dividends (net of $177,473 foreign withholding tax) .....  $   10,986,777
   Interest ................................................      19,025,982
   Securities lending (net) ................................         466,051
                                                              --------------
    Total income ...........................................      30,478,810
                                                              --------------
 EXPENSES (Notes 1, 2, 3, 4, 5 and 7)
   Investment management fees ..............................      16,816,089
   Administrative fees .....................................         958,214
   Custodian fees ..........................................         594,578
   Distribution fees--Class IB .............................         575,580
   Printing and mailing expenses ...........................         507,990
   Professional fees .......................................          94,086
   Trustees' fees ..........................................          43,977
   Miscellaneous ...........................................          33,048
                                                              --------------
    Gross expenses .........................................      19,623,562
   Less: Fees paid indirectly (Note 1) .....................         (30,132)
                                                              --------------
    Net expenses ...........................................      19,593,430
                                                              --------------
 NET INVESTMENT INCOME .....................................      10,885,380
                                                              --------------
 REALIZED AND UNREALIZED GAIN (LOSS) (Note 1)
   Realized loss on:
   Securities ..............................................    (633,284,858)
   Foreign currency transactions ...........................        (218,116)
   Future contracts ........................................    (157,015,283)
                                                              --------------
    Net realized loss ......................................    (790,518,257)
                                                              --------------
   Change in unrealized appreciation (depreciation) on:
   Securities ..............................................    (109,799,675)
   Foreign currency translations ...........................          27,524
   Future contracts ........................................      18,118,923
                                                              --------------
    Net change in unrealized depreciation ..................     (91,653,228)
                                                              --------------
 NET REALIZED AND UNREALIZED LOSS ..........................    (882,171,485)
                                                              --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ................................................  $ (871,286,105)
                                                              ==============



                                                                                                   YEAR ENDED DECEMBER 31,
STATEMENT OF CHANGES IN NET ASSETS                                                         ----------------------------------------
                                                                                                   2001                 2000
                                                                                           -------------------  -------------------
DECREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income ...................................................................  $      10,885,380    $      14,004,219
 Net realized loss on investments ........................................................       (790,518,257)         (66,701,936)
 Net change in unrealized depreciation on investments and foreign currencies .............        (91,653,228)        (498,967,662)
                                                                                            -----------------    -----------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................       (871,286,105)        (551,665,379)
                                                                                            -----------------    -----------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA ................................................................................         (9,972,479)         (13,644,303)
 Class IB ................................................................................           (433,483)            (442,342)
                                                                                            -----------------    -----------------
                                                                                                  (10,405,962)         (14,086,645)
                                                                                            -----------------    -----------------
 Distributions from net realized capital gains
 Class IA ................................................................................         (3,032,262)        (253,794,100)
 Class IB ................................................................................           (278,780)         (18,714,410)
                                                                                            -----------------    -----------------
                                                                                                   (3,311,042)        (272,508,510)
                                                                                            -----------------    -----------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS .......................................................        (13,717,004)        (286,595,155)
                                                                                            -----------------    -----------------
CAPITAL SHARE TRANSACTIONS (Note 1):
 Class IA
 Capital shares sold [64,485,544 and 22,748,283 shares, respectively] ....................      1,616,223,657          783,492,676
 Capital shares issued in reinvestment of dividends and distributions [558,719 and
   8,176,738 shares, respectively] .......................................................         13,004,741          267,438,403
 Capital shares repurchased [(76,941,890) and (38,508,838) shares, respectively] .........     (1,921,809,095)      (1,352,119,232)
                                                                                            -----------------    -----------------
 Total Class IA transactions .............................................................       (292,580,697)        (301,188,153)
                                                                                            -----------------    -----------------
 Class IB
 Capital shares sold [16,941,816 and 14,381,621 shares, respectively] ....................        415,416,217          511,479,625
 Capital shares issued in reinvestment of dividends and distributions [29,996 and
   589,613 shares, respectively] .........................................................            712,263           19,156,752
 Capital shares repurchased [(16,096,178) and (12,342,657) shares, respectively] .........       (392,779,651)        (439,588,533)
                                                                                            -----------------    -----------------
 Total Class IB transactions .............................................................         23,348,829           91,047,844
                                                                                            -----------------    -----------------
 NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS ...................       (269,231,868)        (210,140,309)
                                                                                            -----------------    -----------------
TOTAL DECREASE IN NET ASSETS .............................................................     (1,154,234,977)      (1,048,400,843)
NET ASSETS:
 Beginning of year .......................................................................      3,553,741,949        4,602,142,792
                                                                                            -----------------    -----------------
 End of year (a) .........................................................................  $   2,399,506,972    $   3,553,741,949
                                                                                            =================    =================
----------
 (a) Includes accumulated undistributed (overdistributed) net investment income of .......  $          78,136    $        (182,772)
                                                                                            -----------------    -----------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE COMMON STOCK PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $12,683,484,830) (Note 1).........  $ 11,580,303,693
   Cash (Foreign Cash $665,971).................................         1,132,289
   Short-term investments held as collateral for loaned
    securities .................................................       809,034,490
   Receivable for securities sold ..............................       169,970,037
   Dividends, interest and other receivables ...................         9,095,763
   Receivable from Separate Accounts for Trust shares sold .....           791,631
   Other assets ................................................            67,906
                                                                  ----------------
    Total assets ...............................................    12,570,395,809
                                                                  ----------------
 LIABILITIES
   Collateral held for loaned securities .......................       809,034,490
   Payable for securities purchased ............................       224,210,499
   Option written at value (Premiums received $116,408,161)
    (Note 1) ...................................................       105,195,706
   Payable to Separate Accounts for Trust shares redeemed ......        16,484,368
   Investment management/advisory fees payable .................         4,486,030
   Payable to custodian ........................................           447,134
   Distribution fees payable--Class IB .........................           382,971
   Trustees' fees payable ......................................           336,573
   Administrative fees payable .................................           238,154
   Accrued expenses (Note 1) ...................................           559,345
                                                                  ----------------
    Total liabilities ..........................................     1,161,375,270
                                                                  ----------------
 NET ASSETS ....................................................  $ 11,409,020,539
                                                                  ================
   Net assets were comprised of:
   Paid in capital .............................................  $ 13,167,140,516
   Accumulated undistributed net investment income .............         3,662,689
   Accumulated undistributed net realized loss .................      (669,898,976)
   Unrealized depreciation on investments, written options
    and foreign currencies .....................................    (1,091,883,690)
                                                                  ----------------
    Net assets, December 31, 2001 ..............................  $ 11,409,020,539
                                                                  ================
 CLASS IA
    Net asset value, offering and redemption price per share
    $9,577,762,767 / 610,179,523 shares outstanding
    (unlimited amount authorized: $0.01 par value) (Note 1).....  $          15.70
                                                                  ================
 CLASS IB
    Net asset value, offering and redemption price per share
    $1,831,257,772 / 117,324,430 shares outstanding
    (unlimited amount authorized: $0.01 par value) (Note 1).....  $          15.61
                                                                  ================

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends (net of $1,167,737 foreign withholding tax) +.....  $    130,086,099
   Interest ...................................................        17,820,244
   Securities lending (net) ...................................         2,462,226
                                                                 ----------------
     Total income .............................................       150,368,569
                                                                 ----------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees .................................        57,938,499
   Distribution fees--Class IB ................................         4,691,481
   Administrative fees ........................................         3,386,664
   Printing and mailing expenses ..............................         2,663,932
   Custodian fees .............................................         1,073,782
   Professional fees ..........................................           495,497
   Trustees' fees .............................................           204,499
   Miscellaneous ..............................................           131,562
                                                                 ----------------
    Total expenses ............................................        70,585,916
                                                                 ----------------
 NET INVESTMENT INCOME ........................................        79,782,653
                                                                 ----------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
   Realized gain (loss) on:
   Securities .................................................    (1,369,303,326)
   Options written ............................................       830,083,769
   Foreign currency transactions ..............................          (524,239)
                                                                 ----------------
    Net realized loss .........................................      (539,743,796)
                                                                 ----------------
   Change in unrealized depreciation on:
   Securities .................................................      (966,380,973)
   Options written ............................................        (6,551,125)
   Foreign currency translations ..............................           (40,187)
                                                                 ----------------
    Net change in unrealized depreciation .....................      (972,972,285)
                                                                 ----------------
 NET REALIZED AND UNREALIZED LOSS .............................    (1,512,716,081)
                                                                 ----------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ...................................................  $ (1,432,933,428)
                                                                 ================

   + From affiliated companies ................................  $        287,880
                                                                 ----------------

                                                                                                  YEAR ENDED DECEMBER 31,
STATEMENT OF CHANGES IN NET ASSETS                                                         ---------------------------------------
                                                                                                   2001                 2000
                                                                                           -------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ...................................................................  $     79,782,653     $     90,722,242
 Net realized gain (loss) on investments .................................................      (539,743,796)       2,206,705,860
 Net change in unrealized depreciation on investments and foreign currencies .............      (972,972,285)      (4,561,870,766)
                                                                                            ----------------     ----------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................    (1,432,933,428)      (2,264,442,664)
                                                                                            ----------------     ----------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA ................................................................................       (64,179,392)         (83,256,426)
 Class IB ................................................................................        (7,558,340)          (8,655,100)
                                                                                            ----------------     ----------------
                                                                                                 (71,737,732)         (91,911,526)
                                                                                            ----------------     ----------------
 Distributions from net realized capital gains
 Class IA ................................................................................      (205,485,909)      (2,403,095,771)
 Class IB ................................................................................       (36,093,067)        (376,784,456)
                                                                                            ----------------     ----------------
                                                                                                (241,578,976)      (2,779,880,227)
                                                                                            ----------------     ----------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS .......................................................      (313,316,708)      (2,871,791,753)
                                                                                            ----------------     ----------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [ 25,939,496 and 20,517,646 shares, respectively] ...................       451,928,006          508,323,389
 Capital shares issued in reinvestment of dividends and distributions [15,637,737 and
   132,918,872 shares, respectively] .....................................................       269,665,301        2,486,352,197
 Capital shares repurchased [ (87,504,867) and (68,696,631) shares, respectively] ........    (1,461,386,370)      (1,699,547,693)
                                                                                            ----------------     ----------------
 Total Class IA transactions .............................................................      (739,793,063)       1,295,127,893
                                                                                            ----------------     ----------------
 CLASS IB
 Capital shares sold [17,438,701 and 24,423,674 shares, respectively] ....................       296,849,577          603,452,274
 Capital shares issued in reinvestment of dividends and distributions [2,520,938 and
   20,885,959 shares, respectively] ......................................................        43,651,407          385,439,556
 Capital shares repurchased [ (9,912,784) and (1,068,253) shares, respectively] ..........      (161,609,193)         (25,174,656)
                                                                                            ----------------     ----------------
 Total Class IB transactions .............................................................       178,891,791          963,717,174
                                                                                            ----------------     ----------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARES
  TRANSACTIONS ...........................................................................      (560,901,272)       2,258,845,067
                                                                                            ----------------     ----------------
TOTAL DECREASE IN NET ASSETS .............................................................    (2,307,151,408)      (2,877,389,350)
NET ASSETS:
 Beginning of year .......................................................................    13,716,171,947       16,593,561,297
                                                                                            ----------------     ----------------
 End of year (a) .........................................................................  $ 11,409,020,539     $ 13,716,171,947
                                                                                            ================     ================
----------
 (a) Includes accumulated undistributed (overdistributed) net investment income of: ......  $      3,662,689     $     (2,430,209)
                                                                                            ----------------     ----------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE GLOBAL PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $1,317,539,611) (Note 1)...........  $1,307,264,208
   Cash (Foreign cash $6,708,285)................................       6,708,285
   Short-term investments held as collateral for loaned
    securities ..................................................      90,873,350
   Dividends, interest and other receivables ....................         796,266
   Receivable from Separate Accounts for Trust shares sold ......         270,005
   Other assets .................................................           7,855
                                                                   --------------
    Total assets ................................................   1,405,919,969
                                                                   --------------
 LIABILITIES ....................................................
   Collateral held for loaned securities ........................      90,873,350
   Payable for securities purchased .............................       8,816,317
   Payable to Separate Accounts for Trust shares redeemed .......       4,776,540
   Investment management/advisory fees payable ..................         816,847
   Payable to custodian .........................................         552,467
   Distribution fees payable--Class IB ..........................          41,302
   Trustees' fees payable .......................................          34,691
   Administrative fees payable ..................................          28,663
   Accrued expenses (Note 1) ....................................          55,269
                                                                   --------------
    Total liabilities ...........................................     105,995,446
                                                                   --------------
 NET ASSETS .....................................................  $1,299,924,523
                                                                   ==============
   Net assets were comprised of:
   Paid in capital ..............................................  $1,484,713,370
   Accumulated overdistributed net investment income ............        (907,771)
   Accumulated undistributed net realized loss ..................    (173,566,002)
   Unrealized depreciation on investments and foreign
    currencies ..................................................     (10,315,074)
                                                                   --------------
    Net assets, December 31, 2001 ...............................  $1,299,924,523
                                                                   ==============
 CLASS IA
   Net asset value, offering and redemption price per share,
    $1,104,394,489 / 74,710,717 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1) ................  $        14.78
                                                                   ==============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $195,530,034 / 13,357,816 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1) ................  $        14.64
                                                                   ==============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends (net of $982,092 foreign withholding tax).....  $   13,340,233
   Interest ...............................................         352,665
   Securities lending (net) ...............................         358,260
                                                             --------------
    Total income ..........................................      14,051,158
                                                             --------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees .............................      10,617,138
   Custodian fees .........................................         844,948
   Distribution fees--Class IB ............................         478,874
   Administrative fees ....................................         409,586
   Printing and mailing expenses ..........................         300,927
   Professional fees ......................................          83,655
   Trustees' fees .........................................          23,611
   Miscellaneous ..........................................          15,058
                                                             --------------
    Total expenses ........................................      12,773,797
                                                             --------------
 NET INVESTMENT INCOME ....................................       1,277,361
                                                             --------------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
   Realized loss on:
   Securities .............................................    (141,927,850)
   Foreign currency transactions ..........................      (1,785,761)
                                                             --------------
    Net realized loss .....................................    (143,713,611)
                                                             --------------
   Change in unrealized depreciation on:
   Securities .............................................    (200,071,662)
   Foreign currency translations ..........................         (32,339)
                                                             --------------
    Net change in unrealized depreciation .................    (200,104,001)
                                                             --------------
 NET REALIZED AND UNREALIZED LOSS .........................    (343,817,612)
                                                             --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ...............................................  $ (342,540,251)
                                                             ==============

                                                                                                  YEAR ENDED DECEMBER 31,
STATEMENT OF CHANGES IN NET ASSETS                                                         ----------------------------------------
                                                                                                   2001                 2000
                                                                                           -------------------  -------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ............................................................  $       1,277,361    $      (1,020,428)
 Net realized gain (loss) on investments .................................................       (143,713,611)          37,254,271
 Net change in unrealized depreciation on investments and foreign currencies .............       (200,104,001)        (421,772,027)
                                                                                            -----------------    -----------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................       (342,540,251)        (385,538,184)
                                                                                            -----------------    -----------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA ................................................................................                 --           (2,994,715)
 Class IB ................................................................................                 --             (285,369)
                                                                                            -----------------    -----------------
                                                                                                           --           (3,280,084)
                                                                                            -----------------    -----------------
 Distributions from net realized capital gains
 Class IA ................................................................................           (547,309)        (168,731,189)
 Class IB ................................................................................            (80,685)         (18,168,393)
                                                                                            -----------------    -----------------
                                                                                                     (627,994)        (186,899,582)
                                                                                            -----------------    -----------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS .......................................................           (627,994)        (190,179,666)
                                                                                            -----------------    -----------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
CLASS IA
 Capital shares sold [111,633,986 and 71,805,312 shares, respectively] ...................      1,819,098,540        1,628,962,848
 Capital shares issued in reinvestment of dividends and distributions [32,852 and
   8,100,311 shares, respectively] .......................................................            547,309          171,725,904
 Capital shares repurchased [(119,603,279) and (71,557,587) shares, respectively] ........     (1,945,366,471)      (1,624,059,776)
                                                                                            -----------------    -----------------
 Total Class IA transactions .............................................................       (125,720,622)         176,628,976
                                                                                            -----------------    -----------------
CLASS IB
 Capital shares sold [7,726,448 and 13,740,627 shares, respectively] .....................        121,960,810          328,080,576
 Capital shares issued in reinvestment of dividends and distributions [4,884 and 895,578
   shares, respectively] .................................................................             80,685           18,453,762
 Capital shares repurchased [(5,183,162) and (8,659,064) shares, respectively] ...........        (80,504,395)        (210,405,796)
                                                                                            -----------------    -----------------
 Total Class IB transactions .............................................................         41,537,100          136,128,542
                                                                                            -----------------    -----------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARES
TRANSACTIONS .............................................................................        (84,183,522)         312,757,518
                                                                                            -----------------    -----------------
TOTAL DECREASE IN NET ASSETS .............................................................       (427,351,767)        (262,960,332)
NET ASSETS:
 Beginning of year .......................................................................      1,727,276,290        1,990,236,622
                                                                                            -----------------    -----------------
 End of year (a) .........................................................................  $   1,299,924,523    $   1,727,276,290
                                                                                            =================    =================
----------
 (a) Includes accumulated overdistributed net investment income of .......................  $        (907,771)   $      (2,910,426)
                                                                                            -----------------    -----------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $2,178,378,196) (Note 1) ..........  $2,241,061,148
   Short-term investments held as collateral for loaned
    securities ..................................................      58,092,300
   Dividends, interest and other receivables ....................       2,353,948
   Receivable from Separate Accounts for Trust shares sold ......       1,132,781
   Other assets .................................................           6,211
                                                                   --------------
    Total assets ................................................   2,302,646,388
                                                                   --------------
 LIABILITIES
   Collateral held for loaned securities ........................      58,092,300
   Payable for securities purchased .............................       1,040,857
   Investment management/advisory fees payable ..................         836,578
   Payable to Separate Accounts for Trust shares redeemed .......         493,614
   Distribution fees payable--Class IB ..........................         141,718
   Administrative fees payable ..................................          48,367
   Payable to custodian .........................................          24,608
   Trustees' fees payable .......................................          19,908
   Accrued expenses (Note 1) ....................................         137,171
                                                                   --------------
    Total liabilities ...........................................      60,835,121
                                                                   --------------
 NET ASSETS .....................................................  $2,241,811,267
                                                                   ==============
   Net assets were comprised of:
   Paid in capital ..............................................  $2,220,065,697
   Accumulated overdistributed net investment income ............         (19,509)
   Accumulated undistributed net realized loss ..................     (40,917,873)
   Unrealized appreciation on investments .......................      62,682,952
                                                                   --------------
    Net assets, December 31, 2001 ...............................  $2,241,811,267
                                                                   ==============
 CLASS IA
   Net asset value, offering and redemption price per share,
    $1,568,312,146 / 94,677,230 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1) ................  $        16.56
                                                                   ==============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $673,499,121 / 40,894,235 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1) ................  $        16.47
                                                                   ==============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends (net of $ 28,791 foreign withholding tax) .....  $   31,797,671
   Interest ................................................       3,820,830
   Securities lending (net) ................................         220,754
                                                              --------------
    Total income ...........................................      35,839,255
                                                              --------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees ..............................      12,000,772
   Distribution fees--Class IB .............................       1,433,741
   Administrative fees .....................................         587,122
   Printing and mailing expenses ...........................         469,817
   Professional fees .......................................          88,163
   Custodian fees ..........................................          54,061
   Trustees' fees ..........................................          36,207
   Miscellaneous ...........................................          16,520
                                                              --------------
    Total expenses .........................................      14,686,403
                                                              --------------
 NET INVESTMENT INCOME .....................................      21,152,852
                                                              --------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
   Realized gain on securities .............................      80,815,479
   Net change in unrealized depreciation on securities .....    (138,632,850)
                                                              --------------
 NET REALIZED AND UNREALIZED LOSS ..........................     (57,817,371)
                                                              --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ................................................  $  (36,664,519)
                                                              ==============

                                                                                                YEAR ENDED DECEMBER 31,
STATEMENT OF CHANGES IN NET ASSETS                                                       -------------------------------------
                                                                                                2001               2000
                                                                                         ------------------ ------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income .................................................................   $   21,152,852     $   14,812,040
 Net realized gain on investments ......................................................       80,815,479         83,406,363
 Net change in unrealized appreciation (depreciation) on investments and foreign
  currencies ...........................................................................     (138,632,850)        41,831,185
                                                                                           --------------     --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................      (36,664,519)       140,049,588
                                                                                           --------------     --------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA ..............................................................................      (15,255,790)       (11,997,371)
 Class IB ..............................................................................       (5,110,958)        (2,979,262)
                                                                                           --------------     --------------
                                                                                              (20,366,748)       (14,976,633)
                                                                                           --------------     --------------
 Distributions from net realized capital gains
 Class IA ..............................................................................      (64,633,081)      (136,918,156)
 Class IB ..............................................................................      (27,775,337)       (41,729,004)
                                                                                           --------------     --------------
                                                                                              (92,408,418)      (178,647,160)
                                                                                           --------------     --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS .....................................................     (112,775,166)      (193,623,793)
                                                                                           --------------     --------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [50,944,999 and 34,583,063 shares, respectively] ..................      907,722,584        652,999,444
 Capital shares issued in reinvestment of dividends and distributions [4,920,700 and
   8,600,357 shares, respectively] .....................................................       79,888,871        148,915,527
 Capital shares repurchased [(41,294,312) and (31,158,838) shares, respectively] .......     (731,790,457)      (587,942,569)
                                                                                           --------------     --------------
 Total Class IA transactions ...........................................................      255,820,998        213,972,402
                                                                                           --------------     --------------
 CLASS IB
 Capital shares sold [20,001,435 and 9,528,340 shares, respectively] ...................      350,152,463        177,482,534
 Capital shares issued in reinvestment of dividends and distributions [2,036,980 and
   2,604,816 shares, respectively] .....................................................       32,886,295         44,708,266
 Capital shares repurchased [(7,519,843) and (163,439) shares, respectively] ...........     (130,453,289)        (3,026,222)
                                                                                           --------------     --------------
 Total Class IB transactions ...........................................................      252,585,469        219,164,578
                                                                                           --------------     --------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS .................      508,406,467        433,136,980
                                                                                           --------------     --------------
TOTAL INCREASE IN NET ASSETS ...........................................................      358,966,782        379,562,775
NET ASSETS:
 Beginning of year .....................................................................    1,882,844,485      1,503,281,710
                                                                                           --------------     --------------
 End of year (a) .......................................................................   $2,241,811,267     $1,882,844,485
                                                                                           ==============     ==============
----------
 (a) Includes accumulated undistributed (overdistributed) net investment income of .....   $      (19,509)    $      269,953
                                                                                           --------------     --------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE GROWTH INVESTORS PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $2,215,287,913) (Note 1)............  $2,237,569,200
   Short-term investments held as collateral for loaned
    securities ...................................................     138,339,598
   Dividends, interest and other receivables .....................       8,535,273
   Receivable from Separate Accounts for Trust shares sold .......         615,886
   Receivable for securities sold ................................         138,775
   Other assets ..................................................          11,049
                                                                    --------------
    Total assets .................................................   2,385,209,781
                                                                    --------------
 LIABILITIES
   Collateral held for loaned securities .........................     138,339,598
   Payable for securities purchased ..............................      83,509,384
   Investment management/advisory fees payable ...................       1,101,822
   Payable to Separate Accounts for Trust shares redeemed ........         460,056
   Payable to custodian ..........................................         126,273
   Distribution fees payable--Class IB ...........................          68,030
   Administrative fees payable ...................................          55,612
   Trustees' fees payable ........................................          52,026
   Accrued expenses (Note 1) .....................................         145,436
                                                                    --------------
    Total liabilities ............................................     223,858,237
                                                                    --------------
 NET ASSETS ......................................................  $2,161,351,544
                                                                    ==============
   Net assets were comprised of:
   Paid in capital ...............................................  $2,331,231,663
   Accumulated undistributed net investment income ...............         920,108
   Accumulated undistributed net realized loss ...................    (193,067,398)
   Unrealized appreciation on investments and foreign
    currencies ...................................................      22,267,171
                                                                    --------------
    Net assets, December 31, 2001 ................................  $2,161,351,544
                                                                    ==============
 CLASS IA
   Net asset value, offering and redemption price per share, $
    1,836,200,392/111,829,003 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1)..................  $        16.42
                                                                    ==============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $325,151,152 /19,868,560 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1)..................  $        16.37
                                                                    ==============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends (net of $260,083 foreign withholding tax).....  $   16,240,226
   Interest (net of $37,273 foreign withholding tax).......      46,171,362
   Securities lending (net) ...............................       1,094,950
                                                             --------------
    Total income ..........................................      63,506,538
                                                             --------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees .............................      13,211,830
   Distribution fees--Class IB ............................         809,789
   Administrative fees ....................................         642,800
   Printing and mailing expenses ..........................         495,985
   Professional fees ......................................         118,089
   Custodian fees .........................................          45,940
   Trustee's fees .........................................          38,432
   Miscellaneous ..........................................          23,514
                                                             --------------
    Total expenses ........................................      15,386,379
                                                             --------------
 NET INVESTMENT INCOME ....................................      48,120,159
                                                             --------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
   Realized loss on:
   Securities .............................................    (139,426,394)
   Foreign currency transactions ..........................        (913,702)
   Future contracts .......................................     (33,347,441)
                                                             --------------
    Net realized loss .....................................    (173,687,537)
                                                             --------------
   Change in unrealized appreciation (depreciation) on:
   Securities .............................................    (198,658,439)
   Foreign currency translations ..........................          20,027
                                                             --------------
    Net change in unrealized depreciation .................    (198,638,412)
                                                             --------------
 NET REALIZED AND UNREALIZED LOSS .........................    (372,325,949)
                                                             --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ...............................................  $ (324,205,790)
                                                             ==============

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                  YEAR ENDED DECEMBER 31,
                                                                                           -------------------------------------
                                                                                                  2001                2000
                                                                                           -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income .................................................................    $   48,120,159      $   51,008,897
 Net realized gain (loss) on investments ...............................................      (173,687,537)        131,596,090
 Net change in unrealized depreciation on investments and foreign currencies ...........      (198,638,412)       (370,325,237)
                                                                                            --------------      --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................................      (324,205,790)       (187,720,250)
                                                                                            --------------      --------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA ..............................................................................       (39,922,221)        (43,616,423)
 Class IB ..............................................................................        (6,253,945)         (5,501,488)
                                                                                            --------------      --------------
                                                                                               (46,176,166)        (49,117,911)
                                                                                            --------------      --------------
 Distributions from net realized capital gains
 Class IA ..............................................................................                --        (157,930,561)
 Class IB ..............................................................................                --         (21,704,243)
                                                                                            --------------      --------------
                                                                                                        --        (179,634,804)
                                                                                            --------------      --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS .....................................................       (46,176,166)       (228,752,715)
                                                                                            --------------      --------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [4,145,830 and 5,092,409 shares, respectively] ....................        75,637,948         112,080,751
 Capital shares issued in reinvestment of dividends and distributions [2,455,241 and
   10,744,225 shares, respectively] ....................................................        39,922,221         201,546,984
 Capital shares repurchased [(14,413,911) and (6,772,164) shares, respectively] ........      (253,790,848)       (149,344,788)
                                                                                            --------------      --------------
 Total Class IA transactions ...........................................................      (138,230,679)        164,282,947
                                                                                            --------------      --------------
 CLASS IB
 Capital shares sold [3,905,489 and 6,962,833 shares, respectively] ....................        69,348,700         153,763,845
 Capital shares issued in reinvestment of dividends and distributions [385,808 and
   1,460,572 shares, respectively] .....................................................         6,253,945          27,205,731
 Capital shares repurchased [(1,498,727) and (360,331) shares, respectively] ...........       (25,212,184)         (7,842,471)
                                                                                            --------------      --------------
 Total Class IB transactions ...........................................................        50,390,461         173,127,105
                                                                                            --------------      --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARES
  TRANSACTIONS .........................................................................       (87,840,218)        337,410,052
                                                                                            --------------      --------------
TOTAL DECREASE IN NET ASSETS ...........................................................      (458,222,174)        (79,062,913)
NET ASSETS:
 Beginning of year .....................................................................     2,619,573,718       2,698,636,631
                                                                                            --------------      --------------
 End of year (a) .......................................................................    $2,161,351,544      $2,619,573,718
                                                                                            ==============      ==============
----------
 (a) Includes accumulated undistributed (overdistributed) net investment income of .....    $      920,108      $     (110,183)
                                                                                            --------------      --------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $577,714,357) (Note 1)............  $  529,138,668
   Cash (Foreign Cash $1,876,615)...............................       3,244,247
   Dividends, interest and other receivables ...................      12,469,903
   Receivable for securities sold ..............................         651,350
   Receivable from Separate Accounts for Trust shares sold .....         484,843
   Other assets ................................................           2,511
                                                                  --------------
    Total assets ...............................................     545,991,522
                                                                  --------------
 LIABILITIES
   Payable for securities purchased ............................       2,974,700
   Payable to Separate Accounts for Trust shares redeemed ......       2,120,837
   Investment management/advisory fees payable .................         273,325
   Distribution fees payable--Class IB .........................         104,397
   Payable to custodian ........................................          34,659
   Trustees' fees payable ......................................          18,995
   Administrative fees payable .................................          13,894
   Accrued expenses (Note 1) ...................................          56,306
                                                                  --------------
    Total liabilities ..........................................       5,597,113
                                                                  --------------
 NET ASSETS ....................................................  $  540,394,409
                                                                  ==============
   Net assets were comprised of:
   Paid in capital .............................................  $  881,284,062
   Accumulated overdistributed net investment income ...........        (659,785)
   Accumulated undistributed net realized loss .................    (291,648,285)
   Unrealized depreciation on investments and foreign
    currencies .................................................     (48,581,583)
                                                                  --------------
   Net assets, December 31, 2001 ...............................  $  540,394,409
                                                                  ==============
 CLASS IA ......................................................
   Net asset value, offering and redemption price per share,
    $254,910,228 / 46,653,807 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1)................  $         5.46
                                                                  ==============
 CLASS IB ......................................................
   Net asset value, offering and redemption price per share,
    $285,484,181 / 52,538,163 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1)................  $         5.43
                                                                  ==============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends ....................................  $    1,531,349
   Interest .....................................      55,767,116
                                                   --------------
    Total income ................................      57,298,465
                                                   --------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees ...................       3,167,801
   Distribution fees--Class IB ..................         659,760
   Administrative fees ..........................         173,616
   Printing and mailing expenses ................         116,581
   Professional fees ............................          42,484
   Custodian fees ...............................          27,450
   Trustees' fees ...............................           9,544
   Miscellaneous ................................           5,300
                                                   --------------
    Total expenses ..............................       4,202,536
                                                   --------------
 NET INVESTMENT INCOME ..........................      53,095,929
                                                   --------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
   Realized loss on:
   Securities ...................................    (115,342,516)
   Foreign currency transactions ................      (1,943,512)
                                                   --------------
    Net realized loss ...........................    (117,286,028)
                                                   --------------
   Change in unrealized appreciation on:
   Securities ...................................      66,382,222
   Foreign currency translations ................         997,751
                                                   --------------
    Net change in unrealized appreciation .......      67,379,973
                                                   --------------
 NET REALIZED AND UNREALIZED LOSS ...............     (49,906,055)
                                                   --------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS .....................................  $    3,189,874
                                                   ==============

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                 YEAR ENDED DECEMBER 31,
                                                                                           ------------------------------------
                                                                                                  2001               2000
                                                                                           -----------------   ----------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income .................................................................    $   53,095,929      $  55,641,365
 Net realized loss on investments ......................................................      (117,286,028)       (66,467,839)
 Net change in unrealized appreciation (depreciation) on investments and foreign
  currencies ...........................................................................        67,379,973        (36,989,402)
                                                                                            --------------      -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................         3,189,874        (47,815,876)
                                                                                            --------------      -------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA ..............................................................................       (24,867,075)       (30,538,478)
 Class IB ..............................................................................       (27,206,417)       (26,149,631)
                                                                                            --------------      -------------
                                                                                               (52,073,492)       (56,688,109)
                                                                                            --------------      -------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
CLASS IA
 Capital shares sold [21,334,753 and 7,146,925 shares, respectively] ...................       130,441,073         51,691,441
 Capital shares issued in reinvestment of dividends and distributions [4,564,105 and
   5,085,417 shares, respectively] .....................................................        24,867,075         30,538,478
 Capital shares repurchased [(23,071,005) and (13,669,254) shares, respectively] .......      (141,209,532)       (99,118,032)
                                                                                            --------------      -------------
 Total Class IA transactions ...........................................................        14,098,616        (16,888,113)
                                                                                            --------------      -------------
CLASS IB
 Capital shares sold [13,493,771 and 6,034,108 share, respectively] ....................        82,093,910         43,313,737
 Capital shares issued in reinvestment of dividends and distributions [5,021,910 and
   4,376,123 shares, respectively] .....................................................        27,206,417         26,149,631
 Capital shares repurchased [(4,639,863) and (2,869,609) shares, respectively] .........       (28,049,482)       (20,724,924)
                                                                                            --------------      -------------
 Total Class IB transactions ...........................................................        81,250,845         48,738,444
                                                                                            --------------      -------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS .................        95,349,461         31,850,331
                                                                                            --------------      -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ................................................        46,465,843        (72,653,654)
NET ASSETS:
 Beginning of year .....................................................................       493,928,566        566,582,220
                                                                                            --------------      -------------
 End of year (a) .......................................................................    $  540,394,409      $ 493,928,566
                                                                                            ==============      =============
----------
 (a) Includes accumulated overdistributed net investment income of .....................    $     (659,785)     $  (3,081,534)
                                                                                            --------------      -------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $336,840,290) (Note 1) ...........    $338,947,012
   Repurchase agreement (Cost $147,343,000).....................     147,343,000
   Short-term investments held as collateral for loaned
    securities .................................................     142,471,598
   Dividends, interest and other receivables ...................       4,654,457
   Receivable from Separate Accounts for Trust shares sold .....         914,108
   Receivable for securities sold ..............................         153,492
   Other assets ................................................             905
                                                                    ------------
    Total assets ...............................................     634,484,572
                                                                    ------------
 LIABILITIES
   Overdraft payable ...........................................       3,772,940
   Collateral held for loaned securities .......................     142,471,598
   Payable for securities purchased ............................      41,891,875
   Investment management/advisory fees payable .................         184,986
   Payable to Separate Accounts for Trust shares redeemed ......          76,032
   Payable to custodian ........................................          51,642
   Distribution fees payable--Class IB .........................          41,938
   Administrative fees payable .................................          13,968
   Trustees' fees payable ......................................           8,013
   Accrued expenses (Note 1) ...................................          30,552
                                                                    ------------
    Total liabilities ..........................................     188,543,544
                                                                    ------------
 NET ASSETS ....................................................    $445,941,028
                                                                    ============
   Net assets were comprised of:
   Paid in capital .............................................    $447,447,358
   Accumulated overdistributed net investment income ...........          (7,943)
   Accumulated undistributed net realized loss .................      (3,605,109)
   Unrealized appreciation on investments ......................       2,106,722
                                                                    ------------
   Net assets, December 31, 2001 ...............................    $445,941,028
                                                                    ============
 CLASS IA
   Net asset value, offering and redemption price per share,
    $241,071,240/ 24,410,869 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1) ...............    $       9.88
                                                                    ============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $204,869,788/ 20,845,075 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1) ...............    $       9.83
                                                                    ============


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Interest .......................................    $ 16,897,465
   Securities lending (net) .......................         204,354
                                                       ------------
    Total income ..................................      17,101,819
                                                       ------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees .....................       1,567,986
   Distribution fees--Class IB ....................         311,006
   Custodian fees .................................         137,086
   Administrative fees ............................         117,102
   Printing and mailing expenses ..................          68,328
   Professional fees ..............................          33,082
   Trustees' fees .................................           5,212
   Miscellaneous ..................................           2,469
                                                       ------------
    Total expenses ................................       2,242,271
                                                       ------------
 NET INVESTMENT INCOME ............................      14,859,548
                                                       ------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
   Realized gain on:
   Securities .....................................       7,883,336
   Swap Agreements ................................          54,300
   Futures contracts ..............................          47,408
                                                       ------------
    Net realized gain .............................       7,985,044
                                                       ------------
   Change in unrealized depreciation on:
   Securities .....................................        (990,446)
   Swap Agreements ................................         (57,122)
   Futures contracts ..............................        (170,797)
                                                       ------------
    Net change in unrealized depreciation .........      (1,218,365)
                                                       ------------
 NET REALIZED AND UNREALIZED GAIN .................       6,766,679
                                                       ------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS .......................................    $ 21,626,227
                                                       ============


STATEMENT OF CHANGES IN NET ASSETS
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                         -----------------------------------
                                                                                               2001               2000
                                                                                         ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ...............................................................    $  14,859,548      $  11,657,764
 Net realized gain on investments ....................................................        7,985,044            305,507
 Net change in unrealized appreciation (depreciation) on investments .................       (1,218,365)         6,072,433
                                                                                          -------------      -------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................       21,626,227         18,035,704
                                                                                          -------------      -------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA ............................................................................       (8,338,708)        (7,885,314)
 Class IB ............................................................................       (6,679,108)        (3,772,109)
                                                                                          -------------      -------------
                                                                                            (15,017,816)       (11,657,423)
                                                                                          -------------      -------------
 Return of capital distributions
 Class IA ............................................................................               --           (208,955)
 Class IB ............................................................................               --           (104,267)
                                                                                          -------------      -------------
                                                                                                     --           (313,222)
                                                                                          -------------      -------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS ...................................................      (15,017,816)       (11,970,645)
                                                                                          -------------      -------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [12,768,262 and 3,355,948 shares, respectively] .................      127,029,243         32,057,312
 Capital shares issued in reinvestment of dividends and distributions [846,569 and
   854,858 shares, respectively] .....................................................        8,338,708          8,094,269
 Capital shares repurchased [(4,296,830) and (6,207,000) shares, respectively] .......      (42,386,154)       (58,863,035)
                                                                                          -------------      -------------
 Total Class IA transactions .........................................................       92,981,797        (18,711,454)
                                                                                          -------------      -------------
 CLASS IB
 Capital shares sold [13,829,867 and 2,891,481 shares, respectively] .................      137,770,460         27,239,952
 Capital shares issued in reinvestment of dividends and distributions [680,847 and
   410,888 shares, respectively] .....................................................        6,679,108          3,876,376
 Capital shares repurchased [(1,224,904) and (759,597) shares, respectively] .........      (12,188,230)        (7,154,991)
                                                                                          -------------      -------------
 Total Class IB transactions .........................................................      132,261,338         23,961,337
                                                                                          -------------      -------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS ...............      225,243,135          5,249,883
                                                                                          -------------      -------------
TOTAL INCREASE IN NET ASSETS .........................................................      231,851,546         11,314,942
NET ASSETS:
 Beginning of year ...................................................................      214,089,482        202,774,540
                                                                                          -------------      -------------
 End of year (a) .....................................................................    $ 445,941,028      $ 214,089,482
                                                                                          =============      =============
----------
 (a) Includes accumulated overdistributed net investment income of ...................    $      (7,943)     $      (6,954)
                                                                                          -------------      -------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE INTERNATIONAL PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $227,091,732) (Note 1)............    $ 202,622,476
   Cash (Foreign cash $3,312,509)...............................        6,258,709
   Short-term investments held as collateral for loaned
    securities .................................................       17,155,743
   Dividends, interest and other receivables ...................          143,885
   Unrealized appreciation of forward foreign currency
    contracts ..................................................              725
   Other assets ................................................          239,470
                                                                    -------------
   Total assets ................................................      226,421,008
                                                                    -------------
 LIABILITIES
   Collateral held for loaned securities .......................       17,155,743
   Payable to Separate Accounts for Trust shares redeemed ......        3,862,365
   Payable for investments purchased ...........................        1,191,296
   Payable to custodian ........................................          234,333
   Investment management/advisory fees payable--Class B ........          146,194
   Variation margin payable on futures contract (Note 1) .......          100,338
   Unrealized depreciation of forward foreign currency
    contracts ..................................................           21,383
   Administrative fees payable .................................           18,082
   Distribution fees payable--Class IB .........................            8,882
   Trustee's fees payable ......................................            4,249
   Professional fees payable ...................................              980
   Accrued expenses ............................................           13,116
                                                                    -------------
    Total liabilities ..........................................       22,756,961
                                                                    -------------
 NET ASSETS ....................................................    $ 203,664,047
                                                                    =============
   Net assets were comprised of:
   Paid in capital .............................................    $ 276,204,174
   Accumulated overdistributed net investment income ...........          (51,890)
   Accumulated undistributed net realized loss .................      (48,056,175)
   Unrealized depreciation on investments and foreign
    currencies .................................................      (24,432,062)
                                                                    -------------
    Net assets, December 31, 2001 ..............................    $ 203,664,047
                                                                    =============
 CLASS IA ......................................................
   Net asset value, offering and redemption price per share,
    $167,610,208/20,873,220 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1)................    $        8.03
                                                                    =============
 CLASS IB ......................................................
   Net asset value, offering and redemption price per share,
    $36,053,839/4,543,125 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1)................    $        7.94
                                                                    =============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends (net of $263,363 foreign withholding tax)..    $   2,639,055
   Interest ............................................          145,577
   Securities lending (net) ............................           98,765
                                                            -------------
    Total income .......................................        2,883,397
                                                            -------------
 EXPENSES (NOTES 1, 2, 3, 4, 5, AND 7) .................
   Investment management fees ..........................        1,921,342
   Custodian fees ......................................          344,457
   Administrative fees .................................          114,893
   Distribution fees--Class IB .........................           92,243
   Professional fees ...................................           55,521
   Printing and mailing expenses .......................           47,635
   Trustees' fees ......................................            3,750
   Miscellaneous .......................................            2,252
                                                            -------------
    Total expenses .....................................        2,582,093
                                                            -------------
 NET INVESTMENT INCOME .................................          301,304
                                                            -------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
   Realized loss on:
   Securities ..........................................      (46,193,106)
   Foreign currency transactions .......................         (663,823)
   Futures contracts ...................................         (114,701)
                                                            -------------
    Net realized loss ..................................      (46,971,630)
                                                            -------------
   Change in unrealized appreciation (depreciation) on:
   Securities ..........................................      (12,824,202)
   Foreign currency translations .......................          (11,667)
   Futures contracts ...................................           56,178
                                                            -------------
    Net change in unrealized depreciation ..............      (12,779,691)
                                                            -------------
 NET REALIZED AND UNREALIZED LOSS ......................      (59,751,321)
                                                            -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ............................................    $ (59,450,017)
                                                            =============

                                                                                                 YEAR ENDED DECEMBER 31,
STATEMENT OF CHANGES IN NET ASSETS                                                         ------------------------------------
                                                                                                 2001               2000
                                                                                           ---------------- -------------------
DECREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ............................................................  $      301,304   $       (161,070)
 Net realized gain (loss) on investments .................................................     (46,971,630)        16,766,797
 Net change in unrealized depreciation on investments and foreign currencies .............     (12,779,691)       (81,572,317)
                                                                                            --------------   ----------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................     (59,450,017)       (64,966,590)
                                                                                            --------------   ----------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA ................................................................................              --         (1,224,500)
 Class IB ................................................................................              --           (130,341)
                                                                                            --------------   ----------------
                                                                                                        --         (1,354,841)
                                                                                            --------------   ----------------
 Distributions from net realized capital gains
 Class IA ................................................................................      (4,004,719)       (21,912,032)
 Class IB ................................................................................        (758,705)        (2,914,434)
                                                                                            --------------   ----------------
                                                                                                (4,763,424)       (24,826,466)
                                                                                            --------------   ----------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS .......................................................      (4,763,424)       (26,181,307)
                                                                                            --------------   ----------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
CLASS IA
 Capital shares sold [39,656,124 and 113,990,783 shares, respectively] ...................     352,585,055      1,562,695,668
 Capital shares issued in reinvestment of dividends and distributions [430,615 and
   1,942,573 shares, respectively] .......................................................       4,004,719         23,136,532
 Capital shares repurchased [(40,713,829) and (112,299,642) shares, respectively] ........    (362,357,488)    (1,544,892,353)
                                                                                            --------------   ----------------
 Total Class IA transactions .............................................................      (5,767,714)        40,939,847
                                                                                            --------------   ----------------
 CLASS IB
 Capital shares sold [26,541,967 and 17,180,322 shares, respectively] ....................     235,374,910        226,008,251
 Capital shares issued in reinvestment of dividends and distributions [82,200 and 264,931
   shares, respectively] .................................................................         758,705          3,044,775
 Capital shares repurchased [(25,602,903) and (15,191,643) shares, respectively] .........    (227,985,314)      (200,865,415)
                                                                                            --------------   ----------------
 Total Class IB transactions .............................................................       8,148,301         28,187,611
                                                                                            --------------   ----------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS ...................       2,380,587         69,127,458
                                                                                            --------------   ----------------
TOTAL DECREASE IN NET ASSETS .............................................................     (61,832,854)       (22,020,439)
NET ASSETS: ..............................................................................
 Beginning of year .......................................................................     265,496,901        287,517,340
                                                                                            --------------   ----------------
 End of year (a) .........................................................................  $  203,664,047   $    265,496,901
                                                                                            ==============   ================
----------
 (a) Includes accumulated overdistributed net investment income of .......................  $      (51,890)  $       (299,273)
                                                                                            --------------   ----------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Amortized Cost $1,940,822,690)
    (Note 1) ...................................................  $1,940,822,690
   Cash ........................................................          82,917
   Receivable from Separate Accounts for Trust shares sold .....     118,198,419
   Dividends, interest and other receivables ...................       2,961,779
   Other assets ................................................           5,907
                                                                  --------------
    Total assets ...............................................   2,062,071,712
                                                                  --------------
 LIABILITIES
   Payable for securities purchased ............................      39,884,000
   Payable to Separate Accounts for Trust shares redeemed ......       5,108,247
   Investment management/advisory fees payable .................         541,515
   Distribution fees payable ...................................         320,353
   Trustees' fees payable--Class IB ............................          47,436
   Administrative fees payable .................................          42,608
   Payable to custodian ........................................          39,349
   Accrued expenses (Note 1) ...................................         210,446
                                                                  --------------
    Total liabilities ..........................................      46,193,954
                                                                  --------------
 NET ASSETS ....................................................  $2,015,877,758
                                                                  ==============
   Net assets were comprised of:
   Paid in capital .............................................  $2,016,039,772
   Accumulated overdistributed net investment income ...........         (47,021)
   Accumulated undistributed net realized loss .................        (114,993)
                                                                  --------------
    Net assets, December 31, 2001 ..............................  $2,015,877,758
                                                                  ==============
 CLASS IA
   Net asset value, offering and redemption price per share,
    $860,719,236 / 82,987,986 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1) ...............  $        10.37
                                                                  ==============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $1,155,158,522 / 111,941,388 shares outstanding
    (unlimited amount authorized: $0.01 par value) (Note 1)       $        10.32
                                                                  ==============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Interest ...........................................    $70,398,908
                                                           -----------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees .........................      5,698,316
   Distribution fees--Class IB ........................      2,225,662
   Administrative fees ................................        486,041
   Printing and mailing expenses ......................        382,153
   Custodian fees .....................................        196,980
   Professional fees ..................................         82,300
   Trustees' fees .....................................         32,203
   Miscellaneous ......................................         14,680
                                                           -----------
    Total expenses ....................................      9,118,335
                                                           -----------
 NET INVESTMENT INCOME ................................     61,280,573
                                                           -----------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
   Realized loss on securities ........................       (114,993)
   Net change in unrealized depreciation on securities        (578,840)
                                                           -----------
 NET REALIZED AND UNREALIZED LOSS .....................       (693,833)
                                                           -----------
 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ...........................................    $60,586,740
                                                           ===========

                                                                                                 YEAR ENDED DECEMBER 31,
STATEMENT OF CHANGES IN NET ASSETS                                                       ---------------------------------------
                                                                                                 2001                2000
                                                                                         ------------------- -------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income .................................................................  $     61,280,573    $     82,313,495
 Net realized gain (loss) on investments ...............................................          (114,993)            157,581
 Net change in unrealized appreciation (depreciation) on investments ...................          (578,840)            319,282
                                                                                          ----------------    ----------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................................        60,586,740          82,790,358
                                                                                          ----------------    ----------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA ..............................................................................       (28,019,686)        (48,049,878)
 Class IB ..............................................................................       (34,048,521)        (34,640,406)
                                                                                          ----------------    ----------------
                                                                                               (62,068,207)        (82,690,284)
                                                                                          ----------------    ----------------
 Dividends in excess of net investment income
 Class IA ..............................................................................                --             (97,114)
 Class IB ..............................................................................                --             (72,785)
                                                                                          ----------------    ----------------
                                                                                                        --            (169,899)
                                                                                          ----------------    ----------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS .....................................................       (62,068,207)        (82,860,183)
                                                                                          ----------------    ----------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [311,710,895 and 272,150,564 shares, respectively] ................     3,281,762,757       2,883,442,633
 Capital shares issued in reinvestment of dividends and distributions [2,701,995 and
   4,668,625 shares, respectively] .....................................................        28,019,686          48,146,992
 Capital shares repurchased [(317,900,597) and (276,315,832) shares, respectively] .....    (3,344,985,795)     (2,925,704,604)
                                                                                          ----------------    ----------------
 Total Class IA transactions ...........................................................       (35,203,352)          5,885,021
                                                                                          ----------------    ----------------
 CLASS IB
 Capital shares sold [457,503,961 and 413,375,771 shares, respectively] ................     4,795,132,482       4,359,177,927
 Capital shares issued in reinvestment of dividends and distributions [3,302,475 and
   3,380,002 shares, respectively] .....................................................        34,048,521          34,713,191
 Capital shares repurchased [(414,722,639) and (405,528,407) shares, respectively] .....    (4,347,049,076)     (4,272,976,248)
                                                                                          ----------------    ----------------
 Total Class IB transactions ...........................................................       482,131,927         120,914,870
                                                                                          ----------------    ----------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS .................       446,928,575         126,799,891
                                                                                          ----------------    ----------------
TOTAL INCREASE IN NET ASSETS ...........................................................       445,447,108         126,730,066
NET ASSETS:
 Beginning of year .....................................................................     1,570,430,650       1,443,700,584
                                                                                          ----------------    ----------------
 End of year (a) .......................................................................  $  2,015,877,758    $  1,570,430,650
                                                                                          ================    ================
----------
 (a) Includes accumulated overdistributed net investment income of .....................  $        (47,021)   $        (40,712)
                                                                                          ----------------    ----------------


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE PREMIER GROWTH PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $977,859,370) (Note 1)............  $  969,167,855
   Short-term investments held as collateral for loaned
    securities .................................................     136,084,070
   Dividends, interest and other receivables ...................         602,561
   Receivable from Separate Accounts for Trust shares sold .....         358,690
   Other assets ................................................           1,363
                                                                  --------------
    Total assets ...............................................   1,106,214,539
                                                                  --------------
 LIABILITIES ...................................................
   Collateral held for loaned securities .......................     136,084,070
   Payable to Separate Accounts for Trust shares redeemed ......       4,119,386
   Payable for securities purchased ............................       1,665,343
   Investment management/advisory fees payable .................         715,510
   Distribution fees payable--Class IB .........................         183,179
   Payable to custodian ........................................          21,106
   Administrative fees payable .................................          15,161
   Trustees' fees payable ......................................             604
   Accrued expenses (Note 1) ...................................           3,579
                                                                  --------------
    Total liabilities ..........................................     142,807,938
                                                                  --------------
 NET ASSETS ....................................................  $  963,406,601
                                                                  ==============
   Net assets were comprised of:
   Paid in capital .............................................  $1,468,126,397
   Accumulated overdistributed net investment income ...........          (4,949)
   Accumulated undistributed net realized loss .................    (496,023,332)
   Unrealized depreciation on investments ......................      (8,691,515)
                                                                  --------------
    Net assets, December 31, 2001 ..............................  $  963,406,601
                                                                  ==============
 CLASS IA
   Net asset value, offering and redemption price per share,
    $39,075,965/5,315,003 shares outstanding (unlimited
    amount authorized:
    $0.01 par value) (Note 1)...................................  $         7.35
                                                                  ==============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $924,330,636/126,420,015 shares outstanding (unlimited
    amount authorized:
    $0.01 par value) (Note 1)...................................  $         7.31
                                                                  ==============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends ...............................................   $     6,966,175
   Interest ................................................           702,388
   Securities lending (net) ................................           398,323
                                                               ---------------
    Total income ...........................................         8,066,886
                                                               ---------------
 EXPENSES (NOTES 1, 2, 3, 4, 5, AND 7)
   Investment management fees ..............................         9,571,635
   Distribution fees--Class IB .............................         2,554,930
   Administrative fees .....................................           321,573
   Printing and mailing expenses ...........................           216,010
   Professional fees .......................................            66,152
   Custodian fees ..........................................            27,288
   Trustees' fees ..........................................            16,241
   Miscellaneous ...........................................             5,657
                                                               ---------------
    Gross expenses .........................................        12,779,486
                                                               ---------------
   Less: Waiver of investment management fees (Note 6) .....          (618,904)
                                                               ---------------
    Net expenses ...........................................        12,160,582
                                                               ---------------
 NET INVESTMENT LOSS .......................................        (4,093,696)
                                                               ---------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
   Realized loss on securities .............................      (520,916,391)
   Net change in unrealized appreciation on securities .....       206,709,362
                                                               ---------------
 NET REALIZED AND UNREALIZED LOSS ..........................      (314,207,029)
                                                               ---------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ................................................   $  (318,300,725)
                                                               ===============

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                 YEAR ENDED DECEMBER  31,
                                                                                           ------------------------------------
                                                                                                  2001              2000
                                                                                           ----------------- ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment loss .....................................................................  $   (4,093,696)    $   (4,527,325)
 Net realized loss on investments ........................................................    (520,916,391)       (22,008,877)
 Net change in unrealized appreciation (depreciation) on investments and foreign
  currencies .............................................................................     206,709,362       (262,398,449)
                                                                                            --------------     --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................    (318,300,725)      (288,934,651)
                                                                                            --------------     --------------
DIVIDENDS AND DISTRIBUTIONS:
 Distributions from net realized capital gains
 Class IA ................................................................................          (4,012)          (325,421)
 Class IB ................................................................................         (83,885)        (8,770,190)
                                                                                            --------------     --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS .......................................................         (87,897)        (9,095,611)
                                                                                            --------------     --------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [1,473,579 and 3,183,480 shares, respectively] ......................      12,706,178         37,382,319
 Capital shares issued in reinvestment of dividends and distributions [457 and 31,093
    shares, respectively] ................................................................           4,012            325,421
 Capital shares repurchased [(1,268,018) and (534,538) shares, respectively] .............      (9,695,444)        (6,083,437)
                                                                                            --------------     --------------
 Total Class IA transactions .............................................................       3,014,746         31,624,303
                                                                                            --------------     --------------
 CLASS IB
 Capital shares sold [82,026,893 and 119,231,891 shares, respectively] ...................     676,537,708      1,385,383,770
 Capital shares issued in reinvestment of dividends and distributions [9,609 and 841,455
   shares, respectively] .................................................................          83,885          8,770,190
 Capital shares repurchased [(92,093,526) and (18,604,201) shares, respectively] .........    (526,906,154)      (216,833,093)
 In-kind redemptions [(3,034,794) and 0 shares, respectively] ............................    (262,006,704)                --
                                                                                            --------------     --------------
 Total Class IB transactions .............................................................    (112,291,265)     1,177,320,867
                                                                                            --------------     --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARES
  TRANSACTIONS ...........................................................................    (109,276,519)     1,208,945,170
                                                                                            --------------     --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..................................................    (427,665,141)       910,914,908
NET ASSETS:
 Beginning of year .......................................................................   1,391,071,742        480,156,834
                                                                                            --------------     --------------
 End of year (a) .........................................................................  $  963,406,601     $1,391,071,742
                                                                                            ==============     ==============
----------
 (a) Includes accumulated overdistributed net investment income of .......................  $       (4,949)    $       (2,071)
                                                                                            --------------     --------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE QUALITY BOND PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $384,292,257) (Note 1)............    $388,409,754
   Short-term investments held as collateral for loaned
    securities .................................................      80,230,718
   Dividends, interest and other receivables ...................       3,302,141
   Receivable from Separate Accounts for Trust shares sold .....       1,005,214
   Other assets ................................................          20,408
                                                                    ------------
    Total assets ...............................................     472,968,235
                                                                    ------------
 LIABILITIES
   Collateral held for loaned securities .......................      80,230,718
   Payable for securities purchased ............................      36,597,517
   Investment management/advisory fees payable .................         156,008
   Payable to custodian ........................................          24,285
   Distribution fees payable--Class IB .........................           9,479
   Administrative fees payable .................................           9,851
                                                                    ------------
    Total liabilities ..........................................     117,027,858
                                                                    ------------
 NET ASSETS ....................................................    $355,940,377
                                                                    ============
   Net assets were comprised of:
   Paid in capital .............................................    $354,998,901
   Accumulated undistributed net investment income .............         610,161
   Accumulated undistributed net realized gain .................      (3,786,182)
   Unrealized appreciation on investments ......................       4,117,497
                                                                    ------------
    Net assets, December 31, 2001 ..............................    $355,940,377
                                                                    ============
 CLASS IA
   Net asset value, offering and redemption price per share,
    $309,097,035 / 31,514,516 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1)................    $       9.81
                                                                    ============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $46,843,342 / 4,793,036 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1)................    $       9.77
                                                                    ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Interest ...........................................    $  19,997,037
   Securities lending (net) ...........................          336,287
                                                           -------------
   Total income .......................................       20,333,324
                                                           -------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees .........................        1,807,664
   Administrative fees ................................          130,875
   Distribution fees--Class IB ........................           66,498
   Printing and mailing expenses ......................           64,344
   Professional fees ..................................           30,577
   Custodian fees .....................................           19,157
   Trustees' fees .....................................            5,011
   Miscellaneous ......................................            3,118
                                                           -------------
    Total expenses ....................................        2,127,244
                                                           -------------
 NET INVESTMENT INCOME ................................       18,206,080
                                                           -------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
   Realized gain on:
   Securities .........................................       24,714,001
   Foreign currency transactions ......................           11,106
                                                           -------------
    Net realized gain .................................       24,725,107
                                                           -------------
   Net change in unrealized depreciation on securities       (13,643,227)
                                                           -------------
 NET REALIZED AND UNREALIZED GAIN .....................       11,081,880
                                                           -------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ...........................................    $  29,287,960
                                                           =============

                                                                                                   YEAR ENDED DECEMBER 31,
STATEMENT OF CHANGES IN NET ASSETS                                                           -----------------------------------
                                                                                                   2001               2000
                                                                                             ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ...................................................................    $   18,206,080     $  32,117,452
 Net realized gain (loss) on investments .................................................        24,725,107        (5,917,235)
 Net change in unrealized appreciation (depreciation) on investments and foreign
  currencies .............................................................................       (13,643,227)       31,716,232
                                                                                              --------------     -------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................        29,287,960        57,916,449
                                                                                              --------------     -------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA ................................................................................       (15,693,200)      (32,950,700)
 Class IB ................................................................................        (2,231,828)         (510,068)
                                                                                              --------------     -------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS .......................................................       (17,925,028)      (33,460,768)
                                                                                              --------------     -------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [14,074,805 and 24,201,594 shares, respectively] ....................       140,132,916       222,051,996
 Capital shares issued in reinvestment of dividends and distributions [1,606,358 and
   3,448,594 shares, respectively] .......................................................        15,693,200        32,950,700
 Capital shares repurchased [(39,619,918) and (5,940,678) shares, respectively] ..........       (44,922,469)      (56,158,717)
 In-kind redemptions [(2,486,849) and 0 shares respectively] .............................      (366,711,197)               --
                                                                                              --------------     -------------
 Total Class IA transactions .............................................................      (255,807,550)      198,843,979
                                                                                              --------------     -------------
 CLASS IB
 Capital shares sold [3,958,853 and 919,592 shares, respectively] ........................        39,464,526         8,744,624
 Capital shares issued in reinvestment of dividends and distributions [229,149 and 53,463
   shares, respectively] .................................................................         2,231,828           510,068
 Capital shares repurchased [(356,683) and (131,645) shares, respectively] ...............        (3,579,499)       (1,275,312)
                                                                                              --------------     -------------
 Total Class IB transactions .............................................................        38,116,855         7,979,380
                                                                                              --------------     -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARES
  TRANSACTIONS ...........................................................................      (217,690,695)      206,823,359
                                                                                              --------------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..................................................      (206,327,763)      231,279,040
NET ASSETS:
 Beginning of year .......................................................................       562,268,140       330,989,100
                                                                                              --------------     -------------
 End of year (a) .........................................................................    $  355,940,377     $ 562,268,140
                                                                                              ==============     =============
----------
 (a) Includes accumulated undistributed net investment income of .........................    $      610,161     $     318,003
                                                                                              --------------     -------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $842,300,146) (Note 1)............    $ 852,223,514
   Cash ........................................................          444,937
   Receivable for securities sold ..............................       18,049,336
   Receivable from Separate Accounts for Trust shares sold .....          936,101
   Dividends, interest and other receivables ...................          204,769
   Other assets ................................................            5,304
                                                                    -------------
    Total assets ...............................................      871,863,961
                                                                    -------------
 LIABILITIES
   Payable from Separate Accounts for Trust shares
    redeemed ...................................................       15,647,551
   Payable for securities purchased ............................        6,477,055
   Investment management/advisory fees payable .................          471,495
   Distribution fees payable--Class IB .........................           73,071
   Payable to custodian ........................................           29,473
   Administrative fees payable .................................           19,971
   Trustees' fees payable ......................................              704
                                                                    -------------
    Total liabilities ..........................................       22,719,320
                                                                    -------------
 NET ASSETS ....................................................    $ 849,144,641
                                                                    =============
   Net assets were comprised of:
   Paid in capital .............................................    $ 936,788,149
   Accumulated undistributed net investment (loss) .............             (704)
   Accumulated undistributed net realized loss .................      (97,566,172)
   Unrealized appreciation on investments ......................        9,923,368
                                                                    -------------
    Net assets, December 31, 2001 ..............................    $ 849,144,641
                                                                    =============
 CLASS IA
   Net asset value, offering and redemption price per share,
    $461,311,619 / 35,754,241 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1)................    $       12.90
                                                                    =============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $387,833,022 / 30,413,078 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1)................    $       12.75
                                                                    =============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends ...............................................  $    1,201,078
   Interest ................................................       1,404,851
                                                              --------------
    Total income ...........................................       2,605,929
                                                              --------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees ..............................       6,106,239
   Distribution fees--Class IB .............................         892,971
   Administrative fees .....................................         254,863
   Printing and mailing expenses ...........................         179,995
   Professional fees .......................................          53,379
   Trustees' fees ..........................................          14,012
   Miscellaneous ...........................................           5,135
                                                              --------------
    Total expenses .........................................       7,506,594
                                                              --------------
 NET INVESTMENT LOSS .......................................      (4,900,665)
                                                              --------------
 REALIZED AND UNREALIZED (LOSS) (NOTE 1)
   Realized loss on securities .............................     (91,641,990)
   Net change in unrealized depreciation on securities .....     (17,174,320)
                                                              --------------
 NET REALIZED AND UNREALIZED LOSS ..........................    (108,816,310)
                                                              --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ................................................  $ (113,716,975)
                                                              ==============

                                                                                               YEAR ENDED DECEMBER 31,
STATEMENT OF CHANGES IN NET ASSETS                                                       ------------------------------------
                                                                                               2001               2000
                                                                                         ---------------- -------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment loss ...................................................................  $   (4,900,665)  $     (3,296,430)
 Net realized gain (loss) on investments ...............................................     (91,641,990)       119,237,976
 Net change in unrealized depreciation on investments ..................................     (17,174,320)       (67,309,681)
                                                                                          --------------   ----------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................    (113,716,975)        48,631,865
                                                                                          --------------   ----------------
DIVIDENDS AND DISTRIBUTIONS:
 Distributions from net realized capital gains
 Class IA ..............................................................................      (7,374,174)       (56,232,482)
 Class IB ..............................................................................      (5,594,961)       (40,871,180)
                                                                                          --------------   ----------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS .....................................................     (12,969,135)       (97,103,662)
                                                                                          --------------   ----------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [ 42,650,928 and 107,484,413 shares, respectively ] ...............     556,998,418      1,926,555,348
 Capital shares issued in reinvestment of dividends and distributions [ 543,818 and
   4,134,256 shares, respectively ] ....................................................       7,374,174         56,232,482
 Capital shares repurchased [ (40,754,731) and (94,258,832) shares, respectively ] .....    (530,221,845)    (1,698,937,286)
                                                                                          --------------   ----------------
 Total Class IA transactions ...........................................................      34,150,747        283,850,544
                                                                                          --------------   ----------------
 CLASS IB
 Capital shares sold [ 47,360,060 and 34,976,989 shares, respectively ] ................     601,650,251        625,504,389
 Capital shares issued in reinvestment of dividends and distributions [ 416,602 and
   3,032,096 shares, respectively ] ....................................................       5,594,961         40,871,180
 Capital shares repurchased [ (41,533,830) and (24,638,357) shares, respectively ] .....    (527,796,062)      (442,853,576)
                                                                                          --------------   ----------------
 Total Class IB transactions ...........................................................      79,449,150        223,521,993
                                                                                          --------------   ----------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS .................     113,599,897        507,372,537
                                                                                          --------------   ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ................................................     (13,086,213)       458,900,740
NET ASSETS:
 Beginning of year .....................................................................     862,230,854        403,330,114
                                                                                          --------------   ----------------
 End of year (a) .......................................................................  $  849,144,641   $    862,230,854
                                                                                          ==============   ================
----------
 (a) Includes accumulated overdistributed net investment income of .....................  $         (704)  $             --
                                                                                          --------------   ----------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE TECHNOLOGY PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $433,823,416) (Note 1)............  $  355,225,845
   Short-term investments held as collateral for loaned
    securities .................................................      50,345,600
   Receivable for securities sold ..............................         174,284
   Receivable from Separate Accounts for Trust shares sold .....         102,513
   Dividends, interest and other receivables ...................          88,186
                                                                  --------------
    Total assets ...............................................     405,936,428
                                                                  --------------
 LIABILITIES
   Collateral held for loaned securities .......................      50,345,600
   Payable for securities purchased ............................       8,250,213
   Payable to Separate Accounts for Trust shares redeemed ......       1,894,404
   Investment management/advisory fees payable .................         257,058
   Distribution fees payable--Class IB .........................          65,204
   Payable to custodian ........................................          16,798
   Administrative fees payable .................................           9,850
   Trustees' fees payable ......................................             807
   Accrued expenses (Note 1) ...................................          14,024
                                                                  --------------
    Total liabilities ..........................................      60,853,958
                                                                  --------------
 NET ASSETS ....................................................  $  345,082,470
                                                                  ==============
   Net assets were comprised of:
   Paid in capital .............................................  $  530,408,166
   Accumulated overdistributed net investment income ...........            (915)
   Accumulated undistributed net realized loss .................    (106,727,210)
   Unrealized depreciation on investments ......................     (78,597,571)
                                                                  --------------
    Net assets, December 31, 2001 ..............................  $  345,082,470
                                                                  ==============
 CLASS IA
   Net asset value, offering and redemption price per share,
    $24,326,488 / 4,803,162 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1)................  $         5.06
                                                                  ==============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $320,755,982 / 63,625,101 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1) ...............  $         5.04
                                                                  ==============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends ...........................................     $     232,602
   Interest ............................................         1,451,003
   Securities lending (net) ............................           172,323
                                                             -------------
    Total income .......................................         1,855,928
                                                             -------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees ..........................         2,880,709
   Distribution fees--Class IB .........................           739,428
   Administrative fees .................................           123,705
   Printing and mailing expenses .......................            67,952
   Custodian fees ......................................            41,231
   Professional fees ...................................            30,371
   Trustees' fees ......................................             5,117
   Miscellaneous .......................................             1,237
                                                             -------------
    Gross expenses .....................................         3,889,750
                                                             -------------
   Less: Waiver of investment management fees (Note 6):           (269,579)
                                                             -------------
    Net expenses .......................................         3,620,171
                                                             -------------
 NET INVESTMENT LOSS ...................................        (1,764,243)
                                                             -------------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
   Realized loss on securities .........................       (72,296,309)
   Net change in unrealized depreciation on securities .       (19,314,790)
                                                             -------------
 NET REALIZED AND UNREALIZED LOSS ......................       (91,611,099)
                                                             -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ............................................     $ (93,375,342)
                                                             =============

                                                                                              YEAR ENDED       MAY 1, 2000*
                                                                                             DECEMBER 31,           TO
                                                                                                 2001        DECEMBER 31, 2000
STATEMENT OF CHANGES IN NET ASSETS                                                         ---------------- ------------------

DECREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ............................................................  $   (1,764,243)   $      11,666
 Net realized loss on investments ........................................................     (72,296,309)     (34,430,901)
 Net change in unrealized depreciation on investments ....................................     (19,314,790)     (59,282,781)
                                                                                            --------------    -------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................     (93,375,342)     (93,702,016)
                                                                                            --------------    -------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA ................................................................................          (3,742)              --
 Class IB ................................................................................         (43,210)              --
                                                                                            --------------    -------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS .......................................................         (46,952)              --
                                                                                            --------------    -------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [12,385,697 and 5,779,881 shares, respectively] .....................      66,759,784       49,565,101
 Capital shares issued in reinvestment of dividends and distributions [639 and 0 shares,
  respectively] ..........................................................................           3,742               --
 Capital shares repurchased [(11,009,377) and (2,353,678) shares, respectively] ..........     (57,827,885)     (20,630,364)
                                                                                            --------------    -------------
 Total Class IA transactions .............................................................       8,935,641       28,934,737
                                                                                            --------------    -------------
 CLASS IB
 Capital shares sold [45,871,492 and 44,930,754 shares, respectively] ....................     254,454,522      394,923,343
 Capital shares issued in reinvestment of dividends and distributions [7,399 and 0
  shares, respectively] ..................................................................          43,210               --
 Capital shares repurchased [(23,493,033) and (3,691,511) shares, respectively] ..........    (122,949,066)     (32,135,607)
                                                                                            --------------    -------------
 Total Class IB transactions .............................................................     131,548,666      362,787,736
                                                                                            --------------    -------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS ...................     140,484,307      391,722,473
                                                                                            --------------    -------------
TOTAL INCREASE IN NET ASSETS .............................................................      47,062,013      298,020,457
NET ASSETS:
 Beginning of period .....................................................................     298,020,457               --
                                                                                            --------------    -------------
 End of year (a) .........................................................................  $  345,082,470    $ 298,020,457
                                                                                            ==============    =============
----------
 (a) Includes accumulated undistributed (overdistributed) net investment income of .......  $         (915)   $      43,486
                                                                                            --------------    -------------
  *  Commencement of Operations

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/AXP NEW DIMENSIONS PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $19,437,438) (Note 1) ............    $ 18,856,993
   Short-term investments held as collateral for loaned
    securities .................................................       2,610,100
   Receivable from investment manager ..........................          12,662
   Dividends, interest and other receivables ...................          12,312
   Receivable from Separate Accounts for Trust shares sold .....           8,186
   Other assets ................................................          12,858
                                                                    ------------
    Total assets ...............................................      21,513,111
                                                                    ------------
 LIABILITIES
   Collateral held for loaned securities .......................       2,610,100
   Payable to Separate Accounts for Trust shares redeemed ......          41,643
   Payable to custodian ........................................          31,218
   Investment management/advisory fees payable .................           9,174
   Distribution fees payable--Class IB .........................           3,684
   Administrative fees payable .................................           2,902
   Trustees' fees payable ......................................             158
   Accrued expenses (Note 1) ...................................           5,251
                                                                    ------------
    Total liabilities ..........................................       2,704,130
                                                                    ------------
 NET ASSETS ....................................................    $ 18,808,981
                                                                    ============
   Net assets were comprised of:
   Paid in capital .............................................    $ 21,086,384
   Accumulated undistributed net investment income .............           7,340
   Accumulated undistributed net realized loss .................      (1,704,298)
   Unrealized depreciation on investments ......................        (580,445)
                                                                    ------------
    Net assets, December 31, 2001 ..............................    $ 18,808,981
                                                                    ============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $18,808,981 / 2,682,721 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1) ...............    $       7.01
                                                                    ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends (net of $137 foreign withholding tax) ......    $    135,695
   Interest .............................................          27,475
   Securities lending (net) .............................           1,144
                                                             ------------
    Total income ........................................         164,314
                                                             ------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees ...........................          87,576
   Custodian fees .......................................          79,820
   Administrative fees ..................................          42,498
   Distribution fees--Class IB ..........................          33,694
   Professional fees ....................................          17,081
   Printing and mailing expenses ........................           3,119
   Trustees' fees .......................................             170
   Miscellaneous ........................................              62
                                                             ------------
    Gross expenses ......................................         264,020
                                                             ------------
   Less: Waiver of investment management fees (Note 6) ..         (87,576)
   Reimbursement from investment manager ................         (48,482)
                                                             ------------
    Net expenses ........................................         127,962
                                                             ------------
 NET INVESTMENT INCOME ..................................          36,352
                                                             ------------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
   Realized loss on securities ..........................      (1,660,367)
   Net change in unrealized depreciation on securities ..         (82,709)
                                                             ------------
 NET REALIZED AND UNREALIZED LOSS .......................      (1,743,076)
                                                             ------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS .............................................    $ (1,706,724)
                                                             ============

                                                                                             YEAR ENDED    SEPTEMBER 1, 2000*
                                                                                            DECEMBER 31,           TO
                                                                                                2001       DECEMBER 31, 2000
STATEMENT OF CHANGES IN NET ASSETS                                                         -------------- -------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ...................................................................  $     36,352      $    6,535
 Net realized loss on investments ........................................................    (1,660,367)        (43,931)
 Net change in unrealized depreciation on investments ....................................       (82,709)       (497,736)
                                                                                            ------------      ----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................    (1,706,724)       (535,132)
                                                                                            ------------      ----------
DIVIDENDS AND DISTRIBUTIONS:
 CLASS IB
 Dividends from net investment income ....................................................       (29,012)         (8,911)
                                                                                            ------------      ----------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IB
 Capital shares sold [2,161,705 and 842,259 shares, respectively] ........................    15,820,075       7,543,592
 Capital shares issued in reinvestment of dividends and distributions [4,168 and 1,115
  shares, respectively] ..................................................................        29,012           8,911
 Capital shares repurchased [(313,366) and (13,160) shares, respectively] ................    (2,203,038)       (109,792)
                                                                                            ------------      ----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS ...................    13,646,049       7,442,711
                                                                                            ------------      ----------
TOTAL INCREASE IN NET ASSETS .............................................................    11,910,313       6,898,668
NET ASSETS:
 Beginning of year .......................................................................     6,898,668              --
                                                                                            ------------      ----------
 End of year (a) .........................................................................  $ 18,808,981      $6,898,668
                                                                                            ============      ==========
----------
 (a) Includes accumulated undistributed net investment income of .........................  $      7,340      $       --
                                                                                            ------------      ----------
  *  Commencement of Operations

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/AXP STRATEGY AGGRESSIVE PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $18,901,156) (Note 1) ............    $  20,170,317
   Short-term investments held as collateral for loaned
    securities .................................................        5,332,300
   Receivable for securities sold ..............................           93,680
   Receivable from Separate Accounts for Trust shares sold .....           46,578
   Dividends, interest and other receivables ...................           11,358
   Other assets ................................................           14,444
                                                                    -------------
    Total assets ...............................................       25,668,677
                                                                    -------------
 LIABILITIES
   Collateral held for loaned securities .......................        5,332,300
   Payable for securities purchased ............................          157,649
   Payable to custodian ........................................           28,239
   Distribution fees payable--Class IB .........................            3,833
   Administrative fees payable .................................            2,946
   Trustees' fees payable ......................................              131
   Payable to Separate Accounts for Trust shares redeemed ......               64
   Accrued expenses (Note 1) ...................................            4,687
                                                                    -------------
    Total liabilities ..........................................        5,529,849
                                                                    -------------
 NET ASSETS ....................................................    $  20,138,828
                                                                    =============
   Net assets were comprised of:
   Paid in capital .............................................    $  29,753,226
   Accumulated undistributed net realized loss .................      (10,883,559)
   Unrealized appreciation on investments ......................        1,269,161
                                                                    -------------
    Net assets, December 31, 2001 ..............................    $  20,138,828
                                                                    =============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $20,138,828 / 4,857,510 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1) ...............    $        4.15
                                                                    =============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends (net of $492 foreign withholding tax) .......    $     36,673
   Interest ..............................................          72,566
   Securities lending (net) ..............................           4,002
                                                              ------------
    Total income .........................................         113,241
                                                              ------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees ............................         112,288
   Custodian fees ........................................          58,777
   Administrative fees ...................................          43,229
   Distribution fees--Class IB ...........................          40,102
   Professional fees .....................................          17,267
   Printing and mailing expenses .........................           3,508
   Trustees' fees ........................................             193
   Miscellaneous .........................................              66
                                                              ------------
    Gross expenses .......................................         275,430
                                                              ------------
   Less: Waiver of investment management fees (Note 6): ..        (112,288)
   Reimbursement from investment manager ............  ...          (2,815)
                                                              ------------
    Net expenses .........................................         160,327
                                                              ------------
 NET INVESTMENT LOSS .....................................         (47,086)
                                                              ------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
   Realized loss on securities ...........................      (9,739,547)
   Net change in unrealized appreciation on securities ...       3,673,924
                                                              ------------
 NET REALIZED AND UNREALIZED LOSS ........................      (6,065,623)
                                                              ------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ..............................................    $ (6,112,709)
                                                              ============


STATEMENT OF CHANGES IN NET ASSETS
                                                                                           YEAR ENDED      SEPTEMBER 1, 2000*
                                                                                          DECEMBER 31,             TO
                                                                                              2001         DECEMBER 31, 2000
                                                                                         --------------   -------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ........................................................    $    (47,086)      $     13,012
 Net realized loss on investments ....................................................      (9,739,547)        (1,144,012)
 Net change in unrealized appreciation (depreciation) on investments .................       3,673,924         (2,404,763)
                                                                                          ------------       ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................      (6,112,709)        (3,535,763)
                                                                                          ------------       ------------
DIVIDENDS AND DISTRIBUTIONS:
 CLASS IB
 Dividends from net investment income ................................................              --            (18,221)
                                                                                          ------------       ------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IB
 Capital shares sold [4,348,589 and 3,488,096 shares, respectively] ..................      20,669,692         26,200,015
 Capital shares issued in reinvestment of dividends and distributions [0 and 3,260
  shares, respectively] ..............................................................              --             18,221
 Capital shares repurchased [(1,931,325) and (1,051,110) shares, respectively] .......      (9,578,222)        (7,504,185)
                                                                                          ------------       ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS ...............      11,091,470         18,714,051
                                                                                          ------------       ------------
TOTAL INCREASE IN NET ASSETS .........................................................       4,978,761         15,160,067
NET ASSETS:
 Beginning of year ...................................................................      15,160,067                 --
                                                                                          ------------       ------------
 End of year (a) .....................................................................    $ 20,138,828       $ 15,160,067
                                                                                          ============       ============

---------
* Commencement of Operations

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/BALANCED PORTFOLIO


--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $2,623,977,190) (Note 1)...........  $2,588,190,404
   Cash (Foreign cash $20,076)...................................         260,684
   Short-term investments held as collateral for loaned
    securities ..................................................     298,313,413
   Dividends, interest and other receivables ....................      11,957,004
   Receivable for securities sold ...............................       6,263,086
   Other assets .................................................          88,234
                                                                   --------------
    Total assets ................................................   2,905,072,825
                                                                   --------------
 LIABILITIES
   Collateral held for loaned securities ........................     298,313,413
   Payable for securities purchased .............................     132,678,066
   Investment management/advisory fees payable ..................       1,253,472
   Payable to Separate Accounts for Trust shares redeemed .......         738,801
   Payable to custodian .........................................         126,760
   Trustees' fees payable .......................................         107,194
   Distribution fees payable--Class IB ..........................          74,651
   Administrative fees payable ..................................          64,163
   Accrued expenses (Note 1) ....................................         102,667
                                                                   --------------
    Total liabilities ...........................................     433,459,187
                                                                   --------------
 NET ASSETS .....................................................  $2,471,613,638
                                                                   ==============
   Net assets were comprised of:
   Paid in capital ..............................................  $2,618,197,013
   Accumulated undistributed net investment income ..............         801,779
   Accumulated undistributed net realized loss ..................    (111,585,556)
   Unrealized depreciation on investments and foreign
    currencies ..................................................     (35,799,598)
                                                                   --------------
    Net assets, December 31, 2001 ...............................  $2,471,613,638
                                                                   ==============
 CLASS IA
   Net asset value, offering and redemption price per share,
    $2,112,401,174/145,480,267, shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1).................  $        14.52
                                                                   ==============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $359,212,464/24,857,322, shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1).................  $        14.45
                                                                   ==============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends (net of $30,350 foreign withholding tax)....    $   9,447,941
   Interest .............................................       68,891,530
   Securities lending (net) .............................        1,740,417
                                                             -------------
    Total income ........................................       80,079,888
                                                             -------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees ...........................       12,954,752
   Administrative fees ..................................          784,589
   Distribution fees--Class IB ..........................          565,342
   Printing and mailing expenses ........................          504,540
   Custodian fees .......................................          371,370
   Professional fees ....................................          127,475
   Recoupment fees ......................................           96,003
   Trustees' fees .......................................           35,825
   Miscellaneous ........................................           23,101
                                                             -------------
    Gross expenses ......................................       15,462,997
   Less: Waiver of investment management fees (Note 6) ..          (96,003)
       Fees paid indirectly (Note 1) ....................          (79,177)
                                                             -------------
    Net expenses ........................................       15,287,817
                                                             -------------
 NET INVESTMENT INCOME ..................................       64,792,071
                                                             -------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)

   Realized gain (loss) on:
   Securities ...........................................      (97,818,017)
   Foreign currency transactions ........................        1,052,995
                                                             -------------
   Net realized loss ....................................      (96,765,022)
                                                             -------------
   Change in unrealized appreciation (depreciation) on:
   Securities ...........................................        6,666,802
   Foreign currency translations ........................          (55,998)
                                                             -------------
    Net change in unrealized appreciation ...............        6,610,804
                                                             -------------
 NET REALIZED AND UNREALIZED LOSS .......................      (90,154,218)
                                                             -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS .............................................    $ (25,362,147)
                                                             =============


                                                                                                YEAR ENDED DECEMBER 31,
STATEMENT OF CHANGES IN NET ASSETS                                                        ------------------------------------
                                                                                                 2001               2000
                                                                                          ------------------ -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ..................................................................   $   64,792,071    $   65,499,185
 Net realized gain (loss) on investments ................................................      (96,765,022)      270,109,711
 Net change in unrealized appreciation (depreciation) on investments and foreign
  currencies ............................................................................        6,610,804      (360,708,607)
                                                                                            --------------    --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................      (25,362,147)      (25,099,711)
                                                                                            --------------    --------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA ...............................................................................      (55,830,093)      (64,334,157)
 Class IB ...............................................................................       (8,867,664)       (1,276,503)
                                                                                            --------------    --------------
                                                                                               (64,697,757)      (65,610,660)
                                                                                            --------------    --------------
 Distributions from net realized capital gains
 Class IA ...............................................................................               --      (315,556,034)
 Class IB ...............................................................................               --        (6,208,583)
                                                                                            --------------    --------------
                                                                                                        --      (321,764,617)
                                                                                            --------------    --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS ......................................................      (64,697,757)     (387,375,277)
                                                                                            --------------    --------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [4,840,042 and 2,667,615 shares, respectively] .....................       34,616,367        50,541,393
 Capital shares issued in connection with the substitution (Note 8) [29,259,603 and 0
  shares, respectively] .................................................................      458,497,982                --
 Capital shares issued in reinvestment of dividends and distributions [3,901,474 and
24,948,701 shares,
  respectively] .........................................................................       55,830,093       379,890,191
 Capital shares repurchased [(18,482,153) and (12,492,034) shares, respectively] ........     (278,537,985)     (238,483,573)
                                                                                            --------------    --------------
 Total Class IA transactions ............................................................      270,406,457       191,948,011
                                                                                            --------------    --------------
 CLASS IB
 Capital shares sold [6,140,584 and 1,802,495 shares, respectively] .....................       86,494,194        34,007,553
 Capital shares issued in connection with the substitution (Note 8) [17,846,959 and 0
  shares, respectively] .................................................................      278,412,563                --
 Capital shares issued in reinvestment of dividends and distributions [622,292 and
  498,913 shares, respectively] .........................................................        8,867,664         7,485,086
 Capital shares repurchased [(2,478,692) and (134,064) shares, respectively] ............      (37,931,885)       (2,554,971)
                                                                                            --------------    --------------
 Total Class IB transactions ............................................................      335,842,536        38,937,668
                                                                                            --------------    --------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS ..................      606,248,993       230,885,679
TOTAL INCREASE (DECREASE) IN NET ASSETS .................................................      516,189,089      (181,589,309)
NET ASSETS:
 Beginning of year ......................................................................    1,955,424,549     2,137,013,858
                                                                                            --------------    --------------
 End of year (a) ........................................................................   $2,471,613,638    $1,955,424,549
                                                                                            ==============    ==============
----------
 (a) Includes accumulated undistributed (overdistributed) net investment income of ......   $      801,779    $      (86,240)
                                                                                            --------------    --------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $619,885,544) (Note 1) ...........    $631,164,837
   Short-term investments held as collateral for loaned
    securities .................................................      54,284,550
   Receivable from Separate Accounts for Trust shares sold .....       1,155,527
   Dividends, interest and other receivables ...................       1,071,524
   Receivables for investments sold ............................          78,887
   Deferred organizational costs (Note 1) ......................          22,359
   Other assets ................................................           1,060
                                                                    ------------
    Total assets ...............................................     687,778,744
                                                                    ------------
 LIABILITIES
   Collateral held for loaned securities .......................      54,284,550
   Payable for securities purchased ............................       6,177,019
   Investment management/advisory fees payable .................         321,948
   Distribution fees payable--Class IB .........................         134,446
   Payable to custodian ........................................          25,639
   Recoupment fees payable .....................................          17,805
   Trustees' fees payable ......................................          15,701
   Administrative fees payable .................................          15,257
   Payable to Separate Accounts for Trust shares redeemed ......           1,833
   Accrued expenses (Note 1) ...................................          43,867
                                                                    ------------
    Total liabilities ..........................................      61,038,065
                                                                    ------------
 NET ASSETS ....................................................    $626,740,679
                                                                    ============
   Net assets were comprised of:
   Paid in capital .............................................    $616,913,567
   Accumulated overdistributed net investment income ...........          (6,297)
   Accumulated overdistributed net realized gain ...............      (1,445,884)
   Unrealized appreciation on investments ......................      11,279,293
                                                                    ------------
    Net assets, December 31, 2001 ..............................    $626,740,679
                                                                    ============
 CLASS IA
   Net asset value, offering and redemption price per share,
    $17,999,674 / 1,529,483 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1) ...............    $      11.77
                                                                    ============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $608,741,005 / 51,714,198 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1) ...............    $      11.77
                                                                    ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends (net of $8,253 foreign withholding tax)...    $   9,133,955
   Interest ...........................................          544,685
   Securities lending (net) ...........................           56,687
                                                           -------------
    Total income ......................................        9,735,327
                                                           -------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees .........................        2,659,612
   Distribution fees--Class IB ........................        1,010,747
   Administrative fees ................................          129,133
   Printing and mailing expenses ......................           93,464
   Recoupment fees ....................................           51,946
   Custodian fees .....................................           39,903
   Professional fees ..................................           31,772
   Trustees' fees .....................................            7,599
   Amortization of deferred organizational expense ....            6,271
   Miscellaneous ......................................            3,559
                                                           -------------
    Gross expenses ....................................        4,034,006
                                                           -------------
   Less: Waiver of investment management fees (Note 6):         (127,057)
                                                           -------------
    Net expenses ......................................        3,906,949
                                                           -------------
 NET INVESTMENT INCOME ................................        5,828,378
                                                           -------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
   Realized gain on securities ........................       11,054,043
   Net change in unrealized depreciation on securities       (13,236,030)
                                                           -------------
 NET REALIZED AND UNREALIZED LOSS .....................       (2,181,987)
                                                           -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ...........................................    $   3,646,391
                                                           =============

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                YEAR ENDED DECEMBER 31,
                                                                                           ----------------------------------
                                                                                                 2001               2000
                                                                                           ----------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income .................................................................    $   5,828,378      $  1,399,010
 Net realized gain (loss) on investments ...............................................       11,054,043        (1,306,096)
 Net change in unrealized depreciation on investments ..................................      (13,236,030)       (2,478,811)
                                                                                            -------------      ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................        3,646,391        (2,385,897)
                                                                                            -------------      ------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA ..............................................................................         (184,766)               --
 Class IB ..............................................................................       (5,326,117)       (1,384,206)
                                                                                            -------------      ------------
                                                                                               (5,510,883)       (1,384,206)
                                                                                            -------------      ------------
 Distributions from net realized capital gains
 Class IA ..............................................................................         (308,089)               --
 Class IB ..............................................................................      (10,520,248)               --
                                                                                            -------------      ------------
                                                                                              (10,828,337)               --
                                                                                            -------------      ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS .....................................................      (16,339,220)       (1,384,206)
                                                                                            -------------      ------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [1,456,384 and 0 shares, respectively] ............................       17,112,344                --
 Capital shares issued in connection with merger (Note 9) [908,939 and 0 shares,
  respectively] ........................................................................       11,165,928                --
 Capital shares issued in reinvestment of dividends and distributions [42,305 and 0
  shares, respectively] ................................................................          492,855                --
 Capital shares repurchased [(878,145) and 0 shares, respectively] .....................      (10,243,546)               --
                                                                                            -------------      ------------
 Total Class IA transactions ...........................................................       18,527,581                --
                                                                                            -------------      ------------
 CLASS IB
 Capital shares sold [13,926,402 and 4,401,314 shares, respectively] ...................      164,752,941        51,638,781
 Capital shares issued in connection with merger (Note 9) [24,733,649 and 0 shares,
  respectively] ........................................................................      303,846,339                --
 Capital shares issued in reinvestment of dividends and distributions [1,360,150 and
  121,849 shares, respectively] ........................................................       15,846,365         1,384,206
 Capital shares repurchased [(3,313,831) and (581,068) shares, respectively] ...........      (39,588,748)       (6,707,022)
                                                                                            -------------      ------------
 Total Class IB transactions ...........................................................      444,856,897        46,315,965
                                                                                            -------------      ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS .................      463,384,478        46,315,965
TOTAL INCREASE IN NET ASSETS ...........................................................      450,691,649        42,545,862
NET ASSETS:
 Beginning of year .....................................................................      176,049,030       133,503,168
                                                                                            -------------      ------------
 End of year (a) .......................................................................    $ 626,740,679      $176,049,030
                                                                                            =============      ============
----------
 (a) Includes accumulated undistributed (overdistributed) net investment income of          $      (6,297)     $     20,345
                                                                                            -------------      ------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $6,437,325) (Note 1) ..............    $5,835,991
   Receivable from Separate Accounts for Trust shares sold ......        62,567
   Dividends, interest and other receivables ....................         2,947
   Other assets .................................................         9,428
                                                                     ----------
    Total assets ................................................     5,910,933
                                                                     ----------
 LIABILITIES
   Payable to custodian .........................................         9,085
   Administrative fees payable ..................................         2,660
   Distribution fees payable--Class IB ..........................         1,187
   Trustees' fees payable .......................................            71
   Payable to Separate Accounts for Trust shares redeemed .......             3
                                                                     ----------
    Total liabilities ...........................................        13,006
                                                                     ----------
 NET ASSETS .....................................................    $5,897,927
                                                                     ==========
   Net assets were comprised of:
   Paid in capital ..............................................    $6,942,658
   Accumulated overdistributed net investment loss ..............          (137)
   Accumulated undistributed net realized loss ..................      (443,260)
   Unrealized depreciation on investments .......................      (601,334)
                                                                     ----------
    Net assets, December 31, 2001 ...............................    $5,897,927
                                                                     ==========
 CLASS IB
    Net asset value, offering and redemption price per share,
      5,897,927 / 737,764 shares outstanding (unlimited
      amount authorized: $0.01 par value) (Note 1)...............    $     7.99
                                                                     ==========

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends ..................................................     $   22,924
   Interest ...................................................          9,949
                                                                    ----------
    Total income ..............................................         32,873
                                                                    ----------
 EXPENSES (NOTES 1, 2, 3, 4, 5, AND 7)
   Administrative fees ........................................         37,745
   Investment management fees .................................         29,852
   Professional fees ..........................................         19,242
   Distribution fees--Class IB ................................         11,482
   Custodian fees .............................................          9,127
   Printing and mailing expenses ..............................            990
   Trustees' fees .............................................             74
   Miscellaneous ..............................................             31
                                                                    ----------
    Gross expenses ............................................        108,543
                                                                    ----------
      Less: Waiver of investment management fees (Note 6):             (37,745)
           Reimbursement from investment manager ..............        (22,593)
                                                                    ----------
    Net expenses ..............................................         48,205
                                                                    ----------
 NET INVESTMENT LOSS ..........................................        (15,332)
                                                                    ----------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
   Realized loss on securities ................................       (413,550)
   Net change in unrealized depreciation on securities ........       (268,085)
                                                                    ----------
 NET REALIZED AND UNREALIZED LOSS .............................       (681,635)
                                                                    ----------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ...................................................     $ (696,967)
                                                                    ==========

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                  YEAR ENDED DECEMBER 31,
                                                                                             ---------------------------------
                                                                                                   2001              2000
                                                                                             ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment loss .....................................................................    $    (15,332)     $     (3,643)
 Net realized gain (loss) on investments .................................................        (413,550)          365,071
 Net change in unrealized depreciation on investments ....................................        (268,085)         (483,338)
                                                                                              ------------      ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................        (696,967)         (121,910)
                                                                                              ------------      ------------
DIVIDENDS AND DISTRIBUTIONS:
 CLASS IB
 Distributions from net realized capital gains ...........................................        (134,740)         (281,555)
                                                                                              ------------      ------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IB
 Capital shares sold [436,706 and 260,340 shares, respectively] ..........................       3,711,484         2,801,992
 Capital shares issued in reinvestment of dividends and distributions [15,259 and 29,802
  shares, respectively] ..................................................................         134,740           281,555
 Capital shares repurchased [(121,194) and (126,938) shares, respectively] ...............      (1,038,997)       (1,379,819)
                                                                                              ------------      ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS ...................       2,807,227         1,703,728
                                                                                              ------------      ------------
TOTAL INCREASE IN NET ASSETS .............................................................       1,975,520         1,300,263
NET ASSETS:
 Beginning of year .......................................................................       3,922,407         2,622,144
                                                                                              ------------      ------------
 End of year (a) .........................................................................    $  5,897,927      $  3,922,407
                                                                                              ============      ============
----------
 (a) Includes accumulated overdistributed net investment income of .......................    $       (137)     $         (6)
                                                                                              ------------      ------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $134,288,477) (Note 1)............    $ 109,261,167
   Cash (Foreign cash $30,859 ).................................           33,230
   Short-term investments held as collateral for loaned
    securities .................................................        4,122,994
   Unrealized appreciation of forward foreign currency
    contracts (Note 1) .........................................          803,979
   Dividends, interest and other receivables ...................           84,733
   Receivable for securities sold ..............................           24,764
   Receivable from Separate Accounts for Trust shares sold .....              448
   Other assets ................................................           14,767
                                                                    -------------
    Total assets ...............................................      114,346,082
                                                                    -------------
 LIABILITIES
   Payable to Separate Accounts for Trust shares redeemed ......        8,274,253
   Collateral held for loaned securities .......................        4,122,994
   Unrealized depreciation of forward foreign currency
    contracts (Note 1) .........................................          131,974
   Payable to custodian ........................................           85,376
   Distribution fees payable -- Class IB .......................           20,575
   Payable for securities purchased ............................            9,415
   Investment management/advisory fees payable .................            7,406
   Administrative fees payable .................................            5,538
   Trustees' fees payable ......................................              616
   Accrued expenses (Note 1) ...................................            5,072
                                                                    -------------
    Total liabilities ..........................................       12,663,219
                                                                    -------------
 NET ASSETS ....................................................    $ 101,682,863
                                                                    =============
   Net assets were comprised of:
   Paid in capital .............................................    $ 137,318,656
   Accumulated overdistributed net investment income ...........         (459,557)
   Accumulated undistributed net realized loss .................      (10,820,741)
   Unrealized depreciation on investments and foreign
    currencies .................................................      (24,355,495)
                                                                    -------------
   Net assets, December 31, 2001 ...............................    $ 101,682,863
                                                                    =============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $101,682,863 / 11,591,530 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1)................    $        8.77
                                                                    =============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends (net of $159,805 foreign withholding tax)....    $   1,335,888
   Interest ..............................................          340,662
   Securities lending (net) ..............................           48,300
                                                              -------------
   Total income ..........................................        1,724,850
                                                              -------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees ............................          922,132
   Distribution fees--Class IB ...........................          271,200
   Custodian fees ........................................          191,390
   Administrative fees ...................................           69,052
   Professional fees .....................................           26,923
   Printing and mailing expenses .........................           22,589
   Trustees' fees ........................................            1,709
   Recoupment fees .......................................            1,476
   Miscellaneous .........................................              640
                                                              -------------
    Gross expenses .......................................        1,507,111
                                                              -------------
   Less: Waiver of investment management fees (Note 6): ..         (205,295)
   Fees paid indirectly (Note 1) ....................  ...              (44)
                                                              -------------
    Net expenses .........................................        1,301,772
                                                              -------------
 NET INVESTMENT INCOME ...................................          423,078
                                                              -------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
   Realized gain (loss) on:
   Securities ............................................      (10,507,383)
   Foreign currency transactions .........................          972,179
                                                              -------------
    Net realized loss ....................................       (9,535,204)
                                                              -------------
   Change in unrealized depreciation on:
   Securities ............................................      (13,091,303)
   Foreign currency translations .........................         (304,295)
                                                              -------------
    Net change in unrealized depreciation ................      (13,395,598)
                                                              -------------
 NET REALIZED AND UNREALIZED LOSS ........................      (22,930,802)
                                                              -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ..............................................    $ (22,507,724)
                                                              =============

                                                                                                YEAR ENDED DECEMBER 31,
STATEMENT OF CHANGES IN NET ASSETS                                                         ----------------------------------
                                                                                                  2001             2000
                                                                                           ----------------- ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ...................................................................  $      423,078    $      356,548
 Net realized gain (loss) on investments .................................................      (9,535,204)          645,969
 Net change in unrealized depreciation on investments and foreign currencies .............     (13,395,598)      (22,024,062)
                                                                                            --------------    --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................     (22,507,724)      (21,021,545)
                                                                                            --------------    --------------
DIVIDENDS AND DISTRIBUTIONS:
 CLASS IB
 Dividends from net investment income ....................................................      (1,657,144)               --
 Distributions from net realized capital gains ...........................................        (269,485)         (902,396)
 Dividends in excess of net investment income ............................................              --          (144,796)
 Dividends in excess of realized gains ...................................................              --           (12,560)
                                                                                            --------------    --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS .......................................................      (1,926,629)       (1,059,752)
                                                                                            --------------    --------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IB
 Capital shares sold [45,338,780 and 16,515,319 shares, respectively] ....................     432,619,472       212,857,045
 Capital shares issued in reinvestment of dividends and distributions [199,979 and 94,219
  shares, respectively] ..................................................................       1,926,629         1,059,752
 Capital shares repurchased [(43,739,738) and (10,508,137) shares, respectively] .........    (418,914,418)     (133,399,127)
                                                                                            --------------    --------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS ...................      15,631,683        80,517,670
                                                                                            --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..................................................      (8,802,670)       58,436,373
NET ASSETS:
 Beginning of year .......................................................................     110,485,533        52,049,160
                                                                                            --------------    --------------
 End of year (a) .........................................................................  $  101,682,863    $  110,485,533
                                                                                            ==============    ==============
----------
 (a) Includes accumulated overdistributed net investment income of .......................  $     (459,557)   $     (228,983)
                                                                                            --------------    --------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $108,310,710) (Note 1) ...........    $112,484,180
   Short-term investments held as collateral for loaned
    securities .................................................      17,597,900
   Receivable from Separate Accounts for Trust shares sold .....         461,987
   Receivable for securities sold ..............................         214,583
   Dividends, interest and other receivables ...................          72,591
   Other assets ................................................             288
                                                                    ------------
    Total assets ...............................................     130,831,529
                                                                    ------------
 LIABILITIES
   Collateral held for loaned securities .......................      17,597,900
   Payable to Separate Accounts for Trust Shares redeemed ......         847,100
   Payable for securities purchased ............................         352,088
   Investment management/advisory fees payable .................          43,639
   Distribution fees payable--Class IB .........................          24,277
   Payable to custodian ........................................          16,797
   Administrative fees payable .................................           4,798
   Trustees' fees payable ......................................             718
   Accrued expenses (Note 1) ...................................             667
                                                                    ------------
    Total liabilities ..........................................      18,887,984
                                                                    ------------
 NET ASSETS ....................................................    $111,943,545
                                                                    ============
   Net assets were comprised of:
   Paid in capital .............................................    $108,979,050
   Accumulated undistributed net investment income .............          25,812
   Accumulated undistributed net realized loss .................      (1,234,787)
   Unrealized appreciation on investments ......................       4,173,470
                                                                    ------------
    Net assets, December 31, 2001 ..............................    $111,943,545
                                                                    ============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $111,943,545 / 10,240,218 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1) ...............    $      10.93
                                                                    ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends ...........................................    $    969,516
   Interest ............................................         138,707
   Securities lending (net) ............................          12,015
                                                            ------------
    Total income .......................................       1,120,238
                                                            ------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees ..........................         603,298
   Distribution fees--Class IB .........................         232,038
   Administrative fees .................................          67,043
   Custodian fees ......................................          25,842
   Professional fees ...................................          21,806
   Printing and mailing expenses .......................          20,985
   Trustees' fees ......................................           1,531
   Miscellaneous .......................................             601
                                                            ------------
    Gross expenses .....................................         973,144
                                                            ------------
   Less: Waiver of investment management fees (Note 6):          (91,413)
                                                            ------------
    Net expenses .......................................         881,731
                                                            ------------
 NET INVESTMENT INCOME .................................         238,507
                                                            ------------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
   Realized loss on securities .........................        (505,195)
   Net change in unrealized depreciation on securities .        (923,791)
                                                            ------------
 NET REALIZED AND UNREALIZED LOSS ......................      (1,428,986)
                                                            ------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ............................................    $ (1,190,479)
                                                            ============

                                                                                                  YEAR ENDED DECEMBER 31,
STATEMENT OF CHANGES IN NET ASSETS                                                           ----------------------------------
                                                                                                   2001              2000
                                                                                             ---------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ...................................................................    $     238,507     $     265,151
 Net realized loss on investments ........................................................         (505,195)          (33,744)
 Net change in unrealized appreciation (depreciation) on investments .....................         (923,791)        3,018,108
                                                                                              -------------     -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................       (1,190,479)        3,249,515
                                                                                              -------------     -------------
DIVIDENDS AND DISTRIBUTIONS:
 CLASS IB
 Dividends from net investment income ....................................................         (219,264)         (258,533)
 Distributions from net realized capital gains ...........................................               --          (659,259)
                                                                                              -------------     -------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS .......................................................         (219,264)         (917,792)
                                                                                              -------------     -------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IB
 Capital shares sold [5,145,791 and 5,475,786 shares, respectively] ......................       55,274,283        60,860,784
 Capital shares issued in reinvestment of dividends and distributions [20,490 and 86,830
  shares, respectively] ..................................................................          219,264           917,792
 Capital shares repurchased [(1,899,713) and (1,761,298) shares, respectively] ...........      (20,098,867)      (20,055,148)
                                                                                              -------------     -------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS ...................       35,394,680        41,723,428
                                                                                              -------------     -------------
TOTAL INCREASE IN NET ASSETS .............................................................       33,984,937        44,055,151
NET ASSETS:
 Beginning of year .......................................................................       77,958,608        33,903,457
                                                                                              -------------     -------------
 End of year (a) .........................................................................    $ 111,943,545     $  77,958,608
                                                                                              =============     =============
----------
 (a) Includes accumulated undistributed net investment income of .........................    $      25,812     $       6,569
                                                                                              -------------     -------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $201,133,828) (Note 1)............    $204,069,504
   Short-term investments held as collateral for loaned
    securities .................................................      18,888,767
   Receivable for securities sold ..............................         904,031
   Dividends, interest and other receivables ...................         219,414
   Receivable from Separate Accounts for Trust shares sold .....          84,238
   Other assets ................................................             538
                                                                    ------------
    Total assets ...............................................     224,166,492
                                                                    ------------
 LIABILITIES
   Collateral held for loaned securities .......................      18,888,767
   Payable for securities purchased ............................       6,290,562
   Payable to Separate Accounts for Trust shares redeemed ......         458,836
   Investment management/advisory fees payable .................          89,987
   Distribution fees payable--Class IB .........................          40,145
   Payable to custodian ........................................          21,506
   Administrative fees payable .................................           9,332
   Trustees' fees payable ......................................           1,240
   Accrued expenses (Note 1) ...................................           1,646
                                                                    ------------
    Total liabilities ..........................................      25,802,021
                                                                    ------------
 NET ASSETS ....................................................    $198,364,471
                                                                    ============
   Net assets were comprised of:
   Paid in capital .............................................    $197,799,798
   Accumulated undistributed net investment income .............          58,770
   Accumulated undistributed net realized loss .................      (2,429,773)
   Unrealized appreciation on investments ......................       2,935,676
                                                                    ------------
    Net assets, December 31, 2001 ..............................    $198,364,471
                                                                    ============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $198,364,471/19,410,081 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1)................    $      10.22
                                                                    ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends (net of $8,150 foreign withholding tax)....    $  1,647,992
   Interest ............................................         413,025
   Securities lending (net) ............................          17,150
                                                            ------------
    Total income .......................................       2,078,167
                                                            ------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees ..........................       1,060,674
   Distribution fees--Class IB .........................         407,952
   Administrative fees .................................          85,144
   Printing and mailing expenses .......................          36,476
   Custodian fees ......................................          32,581
   Professional fees ...................................          23,471
   Trustees' fees ......................................           2,719
   Recoupment fees .....................................           2,706
   Miscellaneous .......................................           1,498
                                                            ------------
    Gross expenses .....................................       1,653,221
                                                            ------------
   Less: Waiver of investment management fees (Note 6):         (103,039)
       Fees paid indirectly (Note 1) ...................            (136)
                                                            ------------
    Net expenses .......................................       1,550,046
                                                            ------------
 NET INVESTMENT INCOME .................................         528,121
                                                            ------------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
   Realized loss on securities .........................      (1,652,040)
   Net change in unrealized depreciation on securities .      (1,308,799)
                                                            ------------
 NET REALIZED AND UNREALIZED LOSS ......................      (2,960,839)
                                                            ------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ............................................    $ (2,432,718)
                                                            ============

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                  YEAR ENDED DECEMBER 31,
                                                                                             ---------------------------------
                                                                                                  2001              2000
                                                                                             -------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ...................................................................    $     528,121     $     638,119
 Net realized gain (loss) on investments .................................................       (1,652,040)        1,556,269
 Net change in unrealized appreciation (depreciation) on investments .....................       (1,308,799)        1,768,622
                                                                                             --------------    --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................       (2,432,718)        3,963,010
                                                                                             --------------    --------------
DIVIDENDS AND DISTRIBUTIONS:
 CLASS IB
 Dividends from net investment income ....................................................         (486,729)         (619,857)
 Distributions from net realized capital gains ...........................................          (69,101)       (1,464,959)
 Dividends in excess of realized gains ...................................................               --          (708,445)
                                                                                             --------------    --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS .......................................................         (555,830)       (2,793,261)
                                                                                             --------------    --------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IB
 Capital shares sold [8,015,373 and 8,608,106 shares, respectively] ......................       81,202,231        89,973,925
 Capital shares issued in reinvestment of dividends and distributions [55,481 and 283,292
  shares, respectively] ..................................................................          555,830         2,793,261
 Capital shares repurchased [(1,709,865) and (2,382,365) shares, respectively] ...........      (16,889,577)      (24,924,825)
                                                                                             --------------    --------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS ...................       64,868,484        67,842,361
                                                                                             --------------    --------------
TOTAL INCREASE IN NET ASSETS .............................................................       61,879,936        69,012,110
NET ASSETS:
 Beginning of year .......................................................................      136,484,535        67,472,425
                                                                                             --------------    --------------
 End of year (a) .........................................................................    $ 198,364,471     $ 136,484,535
                                                                                             ==============    ==============
----------
 (a) Includes accumulated undistributed net investment income of .........................    $      58,770     $      16,720
                                                                                             --------------    --------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $ 178,699,991) (Note 1) ..........  $  183,905,791
   Cash (Foreign cash $ 2,650,627) .............................      16,782,557
   Short-term investments held as collateral for loaned
    securities .................................................       2,101,200
   Dividends, interest and other receivables ...................         571,506
   Receivable for securities sold ..............................         534,150
   Receivable from investment manager ..........................         161,500
   Unrealized appreciation of forward foreign currency
    contracts (Note 1) .........................................         122,123
   Receivable from Separate Accounts for Trust shares sold .....          19,271
   Deferred organizational costs (Note 1) ......................           4,006
   Other assets ................................................             766
                                                                  --------------
    Total assets ...............................................     204,202,870
                                                                  --------------
 LIABILITIES
   Payable to Separate Accounts for Trust shares redeemed ......      10,670,063
   Payable for securities purchased ............................       6,015,563
   Collateral held for loaned securities .......................       2,101,200
   Unrealized depreciation of forward foreign currency
    contracts (Note 1) .........................................         986,906
   Payable to custodian ........................................         504,442
   Distribution fees payable--Class IB .........................          40,391
   Administrative fees payable .................................           6,455
   Trustees' fees payable ......................................           2,606
   Accrued expenses (Note 1) ...................................           7,335
                                                                  --------------
    Total liabilities ..........................................      20,334,961
                                                                  --------------
 NET ASSETS ....................................................  $  183,867,909
                                                                  ==============
   Net assets were comprised of:
   Paid in capital .............................................  $  293,192,920
   Accumulated undistributed net investment income loss ........         380,691
   Accumulated undistributed net realized loss .................    (114,042,037)
   Unrealized appreciation on investments and foreign
    currencies .................................................       4,336,335
                                                                  --------------
    Net assets, December 31, 2001 ..............................  $  183,867,909
                                                                  ==============
 CLASS IB
   Net asset value, offering and redemption price per share,
    183,867,909 / 32,750,714 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1)................  $         5.61
                                                                  ==============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends (net of $277,572 foreign withholding tax) ...    $   3,555,198
   Interest ..............................................          412,233
   Securities lending (net) ..............................            3,120
                                                              -------------
    Total income .........................................        3,970,551
                                                              -------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees ............................        2,177,159
   Custodian fees ........................................          742,662
   Distribution fees--Class IB ...........................          473,113
   Recoupment fees .......................................          396,346
   Administrative fees ...................................           80,087
   Printing and mailing expenses .........................           38,810
   Professional fees .....................................           26,859
   Amortization of deferred organizational expense .......            6,287
   Trustees' fees ........................................            2,956
   Miscellaneous .........................................           89,396
                                                              -------------
    Gross Expenses .......................................        4,033,675
                                                              -------------
   Less: Waiver of investment management fees (Note 6): ..         (573,560)
                                                              -------------
    Net expenses .........................................        3,460,115
                                                              -------------
 NET INVESTMENT INCOME ...................................          510,436
                                                              -------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
   Realized loss on:
   Securities ............................................      (91,757,180)
   Foreign currency transactions .........................       (1,002,019)
                                                              -------------
    Net realized loss ....................................      (92,759,199)
                                                              -------------
   Change in unrealized appreciation (depreciation):
   Securities ............................................       84,228,201
   Foreign currency translations .........................         (886,132)
                                                              -------------
    Net change in unrealized appreciation ................       83,342,069
                                                              -------------
 NET REALIZED AND UNREALIZED LOSS ........................       (9,417,130)
                                                              -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ..............................................    $  (8,906,694)
                                                              =============

                                                                                                   YEAR ENDED DECEMBER 31,
STATEMENT OF CHANGES IN NET ASSETS                                                           -----------------------------------
                                                                                                   2001               2000
                                                                                             ----------------   ----------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ............................................................    $      510,436     $   (2,302,964)
 Net realized gain (loss) on investments .................................................       (92,759,199)         1,885,568
 Net change in unrealized appreciation (depreciation) on investments and foreign
  currencies .............................................................................        83,342,069       (131,207,690)
                                                                                              --------------     --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................        (8,906,694)      (131,625,086)
                                                                                              --------------     --------------
DIVIDENDS AND DISTRIBUTIONS:
 CLASS IB
 Distributions from net realized capital gains ...........................................          (275,304)        (3,522,594)
 Distributions in excess of realized gains ...............................................                --        (21,446,672)
                                                                                              --------------     --------------

 TOTAL DIVIDENDS AND DISTRIBUTIONS .......................................................          (275,304)       (24,969,266)
                                                                                              --------------     --------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IB
 Capital shares sold [114,884,861 and 73,017,166 shares, respectively] ...................       620,855,539        708,109,691
 Capital shares issued in reinvestment of dividends and distributions [49,162 and
  3,910,718 shares, respectively] ........................................................           275,304         24,969,266
 Capital shares repurchased [(115,591,711) and (60,594,081) shares, respectively] ........      (626,125,170)      (570,021,206)
                                                                                              --------------     --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARES
  TRANSACTIONS ...........................................................................        (4,994,327)       163,057,751
                                                                                              --------------     --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..................................................       (14,176,325)         6,463,399
NET ASSETS:
 Beginning of year .......................................................................       198,044,234        191,580,835
                                                                                              --------------     --------------
 End of year (a) .........................................................................    $  183,867,909     $  198,044,234
                                                                                              ==============     ==============
----------
 (a) Includes accumulated undistributed/(overdistributed) net investment income of .......    $      380,691     $     (660,521)
                                                                                              --------------     --------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/EQUITY 500 INDEX PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $2,576,522,600) (Note 1)...........  $2,705,264,720
   Short-term investments held as collateral for loaned
    securities ..................................................     174,270,448
   Dividends, interest and other receivables ....................       2,699,507
   Receivable for securities sold ...............................         475,968
   Receivable from Separate Accounts for Trust shares sold ......          75,726
   Other assets .................................................           8,385
                                                                   --------------
    Total assets ................................................   2,882,794,754
                                                                   --------------
 LIABILITIES
   Overdraft payable ............................................           6,500
   Collateral held for loaned securities ........................     174,270,448
   Payable to Separate Accounts for Trust shares redeemed .......       4,793,873
   Payable for securities purchased .............................       1,341,442
   Investment management/advisory fees payable ..................         612,139
   Variation Margin payable on futures contracts (Note 1) .......         223,275
   Distribution fees payable--Class IB ..........................         196,302
   Administrative fees payable ..................................          58,590
   Payable to custodian .........................................          51,264
   Trustees' fees payable .......................................          21,580
   Accrued expenses (Note 1) ....................................         130,929
                                                                   --------------
    Total liabilities ...........................................     181,706,342
                                                                   --------------
 NET ASSETS .....................................................  $2,701,088,412
                                                                   ==============
   Net assets were comprised of:
   Paid in capital ..............................................  $2,573,533,064
   Accumulated undistributed net investment income ..............       1,142,817
   Accumulated undistributed net realized loss ..................      (2,368,940)
   Unrealized appreciation on investments .......................     128,781,471
                                                                   --------------
    Net assets, December 31, 2001 ...............................  $2,701,088,412
                                                                   ==============
 CLASS IA
   Net asset value, offering and redemption price per share,
    $1,775,555,638 / 80,522,283 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1).................  $        22.05
                                                                   ==============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $925,532,774 / 42,172,138 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1).................  $        21.95
                                                                   ==============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends (net of $120,043 foreign withholding tax).....  $   36,800,587
   Interest ...............................................       1,767,717
   Securities lending (net) ...............................         278,325
                                                             --------------
    Total income ..........................................      38,846,629
                                                             --------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees .............................       6,982,101
   Distribution fees--Class IB ............................       2,245,546
   Administrative fees ....................................         735,621
   Printing and mailing expenses ..........................         599,412
   Custodian fees .........................................         133,875
   Professional fees ......................................         118,971
   Trustees' fees .........................................          45,367
   Amortization of deferred organizational expense ........           2,382
   Miscellaneous ..........................................          26,563
                                                             --------------
    Total expenses ........................................      10,889,838
                                                             --------------
 NET INVESTMENT INCOME ....................................      27,956,791
                                                             --------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
   Realized gain (loss) on:
   Securities .............................................       7,089,141
   Futures contracts ......................................      (7,579,625)
                                                             --------------
    Net realized loss .....................................        (490,484)
                                                             --------------
   Change in unrealized depreciation on:
   Securities .............................................    (399,118,762)
   Futures contracts ......................................        (457,975)
                                                             --------------
    Net change in unrealized depreciation .................    (399,576,737)
                                                             --------------
 NET REALIZED AND UNREALIZED LOSS .........................    (400,067,221)
                                                             --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ...............................................  $ (372,110,430)
                                                             ==============

STATEMENT OF CHANGES IN NET ASSETS
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                               2001                2000
                                                                                       ------------------- -------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ...............................................................  $     27,956,791    $     22,116,207
 Net realized gain (loss) on investments .............................................          (490,484)        133,060,768
 Net change in unrealized depreciation on investments ................................      (399,576,737)       (443,949,553)
                                                                                        ----------------    ----------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................      (372,110,430)       (288,772,578)
                                                                                        ----------------    ----------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA ............................................................................       (19,572,377)        (15,412,325)
 Class IB ............................................................................        (7,924,673)         (6,041,808)
                                                                                        ----------------    ----------------
                                                                                             (27,497,050)        (21,454,133)
                                                                                        ----------------    ----------------
 Distributions from net realized capital gains
 Class IA ............................................................................        (1,274,144)        (92,868,172)
 Class IB ............................................................................          (595,289)        (39,922,878)
                                                                                        ----------------    ----------------
                                                                                              (1,869,433)       (132,791,050)
                                                                                        ----------------    ----------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS ...................................................       (29,366,483)       (154,245,183)
                                                                                        ----------------    ----------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [47,793,078 and 49,380,522 shares, respectively] ................     1,103,075,507       1,424,851,717
 Capital shares issued in reinvestment of dividends and distributions [945,134 and
  4,420,564 shares, respectively] ....................................................        20,846,521         108,280,497
 Capital shares repurchased [(51,372,467) and (59,186,849) shares, respectively] .....    (1,182,398,775)     (1,707,733,345)
                                                                                        ----------------    ----------------
 Total Class IA transactions .........................................................       (58,476,747)       (174,601,131)
                                                                                        ----------------    ----------------
 CLASS IB
 Capital shares sold [9,316,910 and 35,099,275 shares, respectively] .................       215,307,883         921,906,516
 Capital shares issued in reinvestment of dividends and distributions [387,654 and
  1,887,847 shares, respectively] ....................................................         8,519,962          45,964,686
 Capital shares repurchased [(4,351,390) and (877,752) shares, respectively] .........       (98,264,741)        (24,937,032)
                                                                                        ----------------    ----------------
 Total Class IB transactions .........................................................       125,563,104         942,934,170
                                                                                        ----------------    ----------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS ...............        67,086,357         768,333,039
 Unrealized appreciation acquired from substitution of BT Equity Index (Note 8) ......                --          70,693,843
                                                                                        ----------------    ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............................................      (334,390,556)        396,009,121
NET ASSETS:
 Beginning of year ...................................................................     3,035,478,968       2,639,469,847
                                                                                        ----------------    ----------------
 End of year (a) .....................................................................  $  2,701,088,412    $  3,035,478,968
                                                                                        ================    ================
----------
 (a) Includes accumulated undistributed net investment income of .....................  $      1,142,817    $        650,549
                                                                                        ----------------    ----------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/EVERGREEN OMEGA PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $12,809,821) (Note 1) ............    $ 13,500,361
   Cash ........................................................           3,289
   Short-term investments held as collateral for loaned
    securities .................................................       3,632,175
   Receivable for securities sold ..............................         162,628
   Receivable from investment manager ..........................          17,847
   Other assets ................................................           9,373
                                                                    ------------
    Total assets ...............................................      17,325,673
                                                                    ------------
 LIABILITIES
   Collateral held for loaned securities .......................       3,632,175
   Payable for securities purchased ............................         165,397
   Payable to custodian ........................................          17,025
   Administrative fees payable .................................           2,808
   Distribution fees payable--Class IB .........................           2,461
   Trustees' fees payable ......................................              82
   Payable to Separate Accounts for Trust shares redeemed ......              56
                                                                    ------------
    Total liabilities ..........................................       3,820,004
                                                                    ------------
 NET ASSETS ....................................................    $ 13,505,669
                                                                    ============
   Net assets were comprised of:
   Paid in capital .............................................    $ 15,805,499
   Accumulated overdistributed net investment income ...........             (52)
   Accumulated undistributed net realized loss .................      (2,990,318)
   Unrealized appreciation on investments ......................         690,540
                                                                    ------------
    Net assets, December 31, 2001 ..............................    $ 13,505,669
                                                                    ============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $13,505,669 / 1,690,925 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1) ...............    $       7.99
                                                                    ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends .............................................    $     39,103
   Interest ..............................................          25,270
   Securities lending (net) ..............................           1,234
                                                              ------------
    Total income .........................................          65,607
                                                              ------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees ............................          64,793
   Administrative fees ...................................          43,941
   Custodian fees ........................................          33,102
   Distribution fees--Class IB ...........................          24,931
   Professional fees .....................................          19,427
   Printing and mailing expenses .........................           2,221
   Trustees' fees ........................................             164
   Miscellaneous .........................................             154
                                                              ------------
    Gross expenses .......................................         188,733
                                                              ------------
   Less: Waiver of investment management fees (Note 6): ..         (64,793)
   Reimbursement from investment manager ............  ...         (29,245)
   Fees paid indirectly (Note 1) ....................  ...            (438)
                                                              ------------
    Net expenses .........................................          94,257
                                                              ------------
 NET INVESTMENT LOSS .....................................         (28,650)
                                                              ------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
   Realized loss on securities ...........................      (2,161,917)
   Net change in unrealized appreciation on securities ...         634,550
                                                              ------------
 NET REALIZED AND UNREALIZED LOSS ........................      (1,527,367)
                                                              ------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ..............................................    $ (1,556,017)
                                                              ============

                                                                                                YEAR ENDED DECEMBER 31,
STATEMENT OF CHANGES IN NET ASSETS                                                         ---------------------------------
                                                                                                 2001              2000
                                                                                           ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ..........................................................    $    (28,650)     $     23,141
 Net realized loss on investments ......................................................      (2,161,917)         (613,075)
 Net change in unrealized appreciation (depreciation) on investments ...................         634,550          (443,769)
                                                                                            ------------      ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................................      (1,556,017)       (1,033,703)
                                                                                            ------------      ------------
DIVIDENDS AND DISTRIBUTIONS:
 CLASS IB
 Dividends from net investment income ..................................................          (1,424)          (22,031)
                                                                                            ------------      ------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IB
 Capital shares sold [1,021,961 and 623,961 shares, respectively] ......................       8,321,348         6,653,562
 Capital shares issued in reinvestment of dividends and distributions [168 and 2,360
  shares, respectively] ................................................................           1,424            22,031
 Capital shares repurchased [(232,254) and (166,074) shares, respectively] .............      (1,935,972)       (1,761,644)
                                                                                            ------------      ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS .................       6,386,800         4,913,949
                                                                                            ------------      ------------
TOTAL INCREASE IN NET ASSETS ...........................................................       4,829,359         3,858,215
NET ASSETS:
 Beginning of year .....................................................................       8,676,310         4,818,095
                                                                                            ------------      ------------
 End of year (a) .......................................................................    $ 13,505,669      $  8,676,310
                                                                                            ============      ============
----------
 (a) Includes accumulated undistributed (overdistributed) net investment income of .....    $        (52)     $      1,360
                                                                                            ------------      ------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/FI MID CAP PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $173,728,044) (Note 1)............    $ 185,034,939
   Cash (Foreign cash $2,018)...................................           37,805
   Short-term investments held as collateral for loaned
    securities .................................................       49,788,388
   Receivable for securities sold ..............................        3,531,568
   Receivable from Separate Accounts for Trust shares sold .....          483,840
   Dividends, interest and other receivables ...................          106,619
                                                                    -------------
    Total assets ...............................................      238,983,159
                                                                    -------------
 LIABILITIES
   Collateral held for loaned securities .......................       49,788,388
   Payable for securities purchased ............................       10,386,365
   Payable to Separate Accounts for Trust shares redeemed ......        1,216,421
   Payable to custodian ........................................           71,936
   Distribution fees payable--Class IB .........................           33,104
   Investment management/advisory fees payable .................           19,313
   Administrative fees payable .................................            8,016
   Trustees' fees payable ......................................              339
   Accrued expenses (Note 1) ...................................           11,928
                                                                    -------------
    Total liabilities ..........................................       61,535,810
                                                                    -------------
 NET ASSETS ....................................................    $ 177,447,349
                                                                    =============
   Net assets were comprised of:
   Paid in capital .............................................    $ 184,153,492
   Accumulated undistributed net investment income .............           35,785
   Accumulated undistributed net realized loss .................      (18,048,806)
   Unrealized appreciation on investments and foreign
    currencies .................................................       11,306,878
                                                                    -------------
    Net assets, December 31, 2001 ..............................    $ 177,447,349
                                                                    =============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $177,447,349/20,478,052 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1)................    $        8.67
                                                                    =============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends (net of $7,130 foreign withholding tax)......    $     704,455
   Interest ..............................................          557,440
   Securities lending (net) ..............................           22,638
                                                              -------------
    Total income .........................................        1,284,533
                                                              -------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees ............................          712,289
   Distribution fees--Class IB ...........................          254,389
   Custodian fees ........................................          160,421
   Administrative fees ...................................           65,943
   Printing and mailing expenses .........................           24,428
   Professional fees .....................................           19,691
   Trustees' fees ........................................            1,380
   Miscellaneous .........................................            1,085
                                                              -------------
    Gross expenses .......................................        1,239,626
                                                              -------------
   Less: Waiver of investment management fees (Note 6): ..         (222,392)
                                                              -------------
    Net expenses .........................................        1,017,234
                                                              -------------
 NET INVESTMENT INCOME ...................................          267,299
                                                              -------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
   Realized gain (loss) on:
   Securities ............................................      (16,859,873)
   Foreign currency transactions .........................              132
   Future contracts ......................................         (284,518)
                                                              -------------
    Net realized loss ....................................      (17,144,259)
                                                              -------------
   Net change in unrealized appreciation on:
   Securities ............................................        9,337,778
   Foreign currency translations .........................                8
                                                              -------------
    Net change in unrealized appreciation ................        9,337,786
                                                              -------------
 NET REALIZED AND UNREALIZED LOSS ........................       (7,806,473)
                                                              -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ..............................................    $  (7,539,174)
                                                              =============

                                                                                                                 SEPTEMBER 1, 2000*
                                                                                                YEAR ENDED               TO
                                                                                            DECEMBER 31, 2001    DECEMBER 31, 2000
STATEMENT OF CHANGES IN NET ASSETS                                                         -------------------  -------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ...................................................................    $     267,299        $     73,183
 Net realized loss on investments ........................................................      (17,144,259)           (904,691)
 Net change in unrealized appreciation on investments and foreign currencies .............        9,337,786           1,969,092
                                                                                              -------------        ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................       (7,539,174)          1,137,584
                                                                                              -------------        ------------
DIVIDENDS AND DISTRIBUTIONS:
 CLASS IB
 Dividends from net investment income ....................................................         (248,159)            (64,282)
                                                                                              -------------        ------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IB
 Capital shares sold [20,714,289 and 5,238,144 shares, respectively] .....................      180,958,883          51,227,009
 Capital shares issued in reinvestment of dividends and distributions [29,425 and 6,781
  shares, respectively] ..................................................................          248,159              64,282
 Capital shares repurchased [(4,833,443) and (677,144) shares, respectively] .............      (41,762,727)         (6,574,226)
                                                                                              -------------        ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS ...................      139,444,315          44,717,065
                                                                                              -------------        ------------
TOTAL INCREASE IN NET ASSETS .............................................................      131,656,982          45,790,367
NET ASSETS:
 Beginning of period .....................................................................       45,790,367                  --
                                                                                              -------------        ------------
 End of period (a) .......................................................................    $ 177,447,349        $ 45,790,367
                                                                                              =============        ============
----------
 (a) Includes accumulated undistributed net investment income of .........................    $      35,785        $     15,930
                                                                                              -------------        ------------
  *  Commencement of Operations.

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/FI SMALL/MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $458,836,218) (Note 1).......    $ 483,362,696
   Cash ...................................................            6,501
   Short-term investments held as collateral for loaned
    securities ............................................       77,544,900
   Receivable for securities sold .........................        5,326,159
   Receivable from Separate Accounts for Trust
    shares sold ...........................................        2,112,369
   Dividends, interest and other receivables ..............          441,693
   Deferred organizational costs (Note 1) .................            2,083
   Other assets ...........................................           18,430
                                                               -------------
    Total assets ..........................................      568,814,831
                                                               -------------
 LIABILITIES
   Collateral held for loaned securities ..................       77,544,900
   Payable for securities purchased .......................       43,197,796
   Investment management/advisory fees payable ............          247,302
   Distribution fees payable--Class IB ....................           81,596
   Payable to custodian ...................................           40,341
   Payable to Separate Accounts for Trust shares
    redeemed ..............................................           33,680
   Administrative fees payable ............................           11,379
   Trustees' fees payable .................................           10,916
                                                               -------------
    Total liabilities .....................................      121,167,910
                                                               -------------
 NET ASSETS                                                    $ 447,646,921
                                                               =============
   Net assets were comprised of:
   Paid in capital ........................................    $ 447,999,648
   Accumulated undistributed net investment income.........          170,067
   Accumulated undistributed net realized loss ............      (25,049,272)
   Unrealized appreciation on investments and foreign
    currencies ............................................       24,526,478
                                                               -------------
   Net assets, December 31, 2001 ..........................    $ 447,646,921
                                                               =============
 CLASS IA
   Net asset value, offering and redemption price per
    share, $18,087,085 / 1,558,130 shares outstanding
    (unlimited amount authorized: $0.01 par value)
    (Note 1) ..............................................    $       11.61
                                                               =============
 CLASS IB
   Net asset value, offering and redemption price per
    share, $429,559,836 / 37,014,074 shares
    outstanding (unlimited amount authorized: $0.01
    par value) (Note 1) ...................................    $       11.61
                                                               =============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends ............................................    $  4,503,575
   Interest .............................................       1,113,990
   Securities lending (net) .............................          46,181
                                                             ------------
    Total income ........................................       5,663,746
                                                             ------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees ...........................       2,003,633
   Distribution fees--Class IB ..........................         633,272
   Administrative fees ..................................         107,891
   Printing and mailing expenses ........................          64,232
   Recoupment fees ......................................          26,839
   Custodian fees .......................................          50,796
   Professional fees ....................................          22,165
   Amortization of deferred organizational expense ......           6,294
   Trustees' fees .......................................           4,659
   Miscellaneous ........................................           3,331
                                                             ------------
    Gross expenses ......................................       2,923,112
                                                             ------------
   Less: Waiver of investment management fees (Note 6) ..         (19,116)
                                                             ------------
    Net expenses ........................................       2,903,996
                                                             ------------
 NET INVESTMENT INCOME ..................................       2,759,750
                                                             ------------
 REALIZED AND UNREALIZED GAIN (LOSS)
 (NOTE 1)
   Realized gain (loss) on:
   Securities ...........................................       7,995,052
   Future contracts .....................................      (1,923,527)
                                                             ------------
    Net realized gain ...................................       6,071,525
                                                             ------------
   Change in unrealized appreciation on:
   Securities ...........................................       6,409,453
   Future contracts .....................................         199,788
                                                             ------------
    Net change in unrealized appreciation ...............       6,609,241
                                                             ------------
 NET REALIZED AND UNREALIZED GAIN .......................      12,680,766
                                                             ------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS .............................................    $ 15,440,516
                                                             ============

                                                                                                  YEAR ENDED DECEMBER 31,
STATEMENT OF CHANGES IN NET ASSETS                                                           ---------------------------------
                                                                                                   2001              2000
                                                                                             ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ...................................................................    $   2,759,750     $   1,599,675
 Net realized gain (loss) on investments .................................................        6,071,525        (3,406,486)
 Net change in unrealized appreciation on investments and foreign currencies .............        6,609,241         9,029,026
                                                                                              -------------     -------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................       15,440,516         7,222,215
                                                                                              -------------     -------------
DIVIDENDS AND DISTRIBUTIONS: .............................................................
 Dividends from net investment income
 Class IA ................................................................................         (120,765)          (78,827)
 Class IB ................................................................................       (2,168,025)       (1,414,649)
                                                                                              -------------     -------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS .......................................................       (2,288,790)       (1,493,476)
                                                                                              -------------     -------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [2,274,026 and 776,685 shares, respectively] ........................       25,134,883         8,040,542
 Capital shares issued in reinvestment of dividends and distributions [10,578 and 7,462
  shares, respectively] ..................................................................          120,765            78,827
 Capital shares repurchased [(1,374,851) and (353,094) shares respectively] ..............      (15,012,711)       (3,621,772)
                                                                                              -------------     -------------
 Total Class IA transactions .............................................................       10,242,937         4,497,597
                                                                                              -------------     -------------
 CLASS IB
 Capital shares sold [26,909,841 and 2,829,021 shares, respectively] .....................      303,584,664        29,781,292
 Capital shares issued in reinvestment of dividends and distributions [189,913 and
  133,910 shares, respectively] ..........................................................        2,168,025         1,414,649
 Capital shares repurchased [(3,742,295) and (3,186,030) shares, respectively] ...........      (42,001,222)      (32,878,735)
                                                                                              -------------     -------------
 Total Class IB transactions .............................................................      263,751,467        (1,682,794)
                                                                                              -------------     -------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS ...................      273,994,404         2,814,803
                                                                                              -------------     -------------
TOTAL INCREASE IN NET ASSETS .............................................................      287,146,130         8,543,542
NET ASSETS:
 Beginning of year .......................................................................      160,500,791       151,957,249
                                                                                              -------------     -------------
 End of year (a) .........................................................................    $ 447,646,921     $ 160,500,791
                                                                                              =============     =============
----------
 (a) Includes accumulated undistributed net investment income of .........................    $     170,067     $     144,208
                                                                                              -------------     -------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $ 106,767,432) (Note 1)...........    $  85,276,543
   Cash (Foreign cash $ 1,965,394 ).............................        2,557,847
   Short-term investments held as collateral for loaned
    securities .................................................        1,947,325
   Receivable from Separate Accounts for Trust shares sold .....          151,379
   Dividends, interest and other receivables ...................          148,050
   Unrealized appreciation of forward foreign currency
    contracts (Note 1) .........................................           28,265
   Receivable for securities sold ..............................           14,585
   Deferred organizational costs (Note 1) ......................            6,234
   Other assets ................................................            5,398
                                                                    -------------
    Total assets ...............................................       90,135,626
                                                                    -------------
 LIABILITIES
   Payable to Separate Accounts for Trust shares redeemed ......        7,618,665
   Collateral held for loaned securities .......................        1,947,325
   Recoupment fees payable .....................................          255,890
   Unrealized depreciation of forward foreign currency
    contracts (Note 1) .........................................           88,051
   Payable to custodian ........................................           55,778
   Variation margin payable on futures contracts (Note 1) ......           34,615
   Investment management/advisory fees payable .................           29,458
   Distribution fees payable--Class IB .........................           16,963
   Administrative fees payable .................................            4,347
   Trustees' fees payable ......................................            1,788
                                                                    -------------
    Total liabilities ..........................................       10,052,880
                                                                    -------------
 NET ASSETS                                                         $  80,082,746
                                                                    =============
   Net assets were comprised of:
   Paid in capital .............................................    $ 104,793,393
   Accumulated overdistributed net investment income ...........         (330,622)
   Accumulated undistributed net realized loss .................       (2,913,671)
   Unrealized depreciation on investments and foreign
    currencies .................................................      (21,466,354)
                                                                    -------------
    Net assets, December 31, 2001 ..............................    $  80,082,746
                                                                    =============
 CLASS IB
   Net asset value, offering and redemption price per share
    $80,082,746 / 9,162,251 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1)................    $        8.74
                                                                    =============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends (net of $138,936 foreign withholding tax)+....     $   1,438,953
   Interest (net $62 of foreign withholding)...............           280,483
   Securities lending (net) ...............................            37,877
                                                                -------------
    Total income ..........................................         1,757,313
                                                                -------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees .............................           326,187
   Recoupment fees ........................................           255,890
   Distribution fees--Class IB ............................           232,990
   Administrative fees ....................................            62,639
   Professional fees ......................................            19,885
   Custodian fees .........................................            16,303
   Printing and mailing expenses ..........................            16,160
   Amortization of deferred organizational expense ........             6,271
   Trustees' fees .........................................             1,465
   Miscellaneous ..........................................               884
                                                                -------------
    Total expenses ........................................           938,674
                                                                -------------
 NET INVESTMENT INCOME ....................................           818,639
                                                                -------------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
   Realized loss on:
   Securities .............................................        (1,274,093)
   Foreign currency transactions ..........................          (490,540)
   Futures contracts ......................................        (1,372,026)
                                                                -------------
    Net realized loss .....................................        (3,136,659)
                                                                -------------
   Change in unrealized appreciation (depreciation) on:
   Securities .............................................       (21,809,859)
   Foreign currency translations ..........................          (199,943)
   Futures contracts ......................................           202,885
                                                                -------------
    Net change in unrealized depreciation .................       (21,806,917)
                                                                -------------
 NET REALIZED AND UNREALIZED LOSS .........................       (24,943,576)
                                                                -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ...............................................     $ (24,124,937)
                                                                =============
 + From affiliated companies ..............................     $      16,621
                                                                -------------

                                                                                                YEAR ENDED DECEMBER 31,
STATEMENT OF CHANGES IN NET ASSETS                                                         ----------------------------------
                                                                                                  2001             2000
                                                                                           ----------------- ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ...................................................................  $      818,639    $      950,734
 Net realized gain (loss) on investments .................................................      (3,136,659)        1,276,693
 Net change in unrealized depreciation on investments and foreign currencies .............     (21,806,917)      (20,291,380)
                                                                                            --------------    --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................     (24,124,937)      (18,063,953)
                                                                                            --------------    --------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA ................................................................................              --                --
 Class IB ................................................................................        (296,247)               --
                                                                                            --------------    --------------
                                                                                                  (296,247)               --
                                                                                            --------------    --------------
 Dividends in excess of net investment income
 Class IA ................................................................................              --            (3,005)
 Class IB ................................................................................              --           (70,110)
                                                                                            --------------    --------------
                                                                                                        --           (73,115)
                                                                                            --------------    --------------
 Distributions from net realized capital gains
 Class IA ................................................................................              --           (54,822)
 Class IB ................................................................................        (274,630)       (3,713,355)
                                                                                            --------------    --------------
                                                                                                  (274,630)       (3,768,177)
                                                                                            --------------    --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS .......................................................        (570,877)       (3,841,292)
                                                                                            --------------    --------------
CAPITAL SHARES TRANSACTIONS (NOTE 1): ....................................................
 CLASS IA
 Capital shares sold [0 and 331,996 shares, respectively] ................................              --         4,629,861
 Capital shares issued in reinvestment of dividends and distributions [0 and 4,196
  shares, respectively] ..................................................................              --            57,827
 Capital shares repurchased [0 and (580,508) shares, respectively] .......................              --        (7,829,571)
                                                                                            --------------    --------------
  Total Class IA transactions ............................................................              --        (3,141,883)
                                                                                            --------------    --------------
 CLASS IB
 Capital shares sold [50,145,480 and 20,640,932 shares, respectively] ....................     484,305,954       274,728,439
 Capital shares issued in reinvestment of dividends and distributions [60,444 and 312,080
  shares, respectively] ..................................................................         570,877         3,783,465
 Capital shares repurchased [(49,473,981) and (18,883,922) shares, respectively] .........    (479,564,991)     (252,208,228)
                                                                                            --------------    --------------
  Total Class IB transactions ............................................................       5,311,840        26,303,676
                                                                                            --------------    --------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ....................       5,311,840        23,161,793
                                                                                            --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..................................................     (19,383,974)        1,256,548
NET ASSETS: ..............................................................................
 Beginning of year .......................................................................      99,466,720        98,210,172
                                                                                            --------------    --------------
 End of year (a) .........................................................................  $   80,082,746    $   99,466,720
                                                                                            ==============    ==============
----------
 (a) Includes accumulated overdistributed net investment income of .......................  $     (330,622)   $     (379,053)
                                                                                            --------------    --------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/JANUS LARGE CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $172,981,524) (Note 1) ...........    $ 162,663,529
   Short-term investments held as collateral for loaned
    securities .................................................       18,225,440
   Receivable from Separate Accounts for Trust shares sold .....          561,783
   Dividends, interest and other receivables ...................           52,919
   Other assets ................................................          159,575
                                                                    -------------
    Total assets ...............................................      181,663,246
                                                                    -------------
 LIABILITIES
   Collateral held for loaned securities .......................       18,225,440
   Investment management/advisory fees payable .................          260,795
   Distribution fees payable--Class IB .........................           31,730
   Payable to custodian ........................................           22,512
   Administrative fees payable .................................            8,848
   Payable to Separate Accounts for Trust shares redeemed ......            6,528
   Trustees' fees payable ......................................              256
   Accrued expenses (Note 1) ...................................           10,802
                                                                    -------------
    Total liabilities ..........................................       18,566,911
                                                                    -------------
 NET ASSETS ....................................................    $ 163,096,335
                                                                    =============
   Net assets were comprised of:
   Paid in capital .............................................    $ 193,884,654
   Accumulated undistributed net realized loss .................      (20,470,324)
   Unrealized depreciation on investments ......................      (10,317,995)
                                                                    -------------
    Net assets, December 31, 2001 ..............................    $ 163,096,335
                                                                    =============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $163,096,335/25,141,457 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1) ...............    $        6.49
                                                                    =============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends (net of $3,879 foreign withholding tax) ...    $     619,579
   Interest ............................................          377,701
   Securities lending (net) ............................            8,342
                                                            -------------
    Total income .......................................        1,005,622
                                                            -------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees ..........................        1,024,290
   Distribution fees--Class IB .........................          284,525
   Administrative fees .................................           65,569
   Custodian fees ......................................           45,843
   Printing and mailing expenses .......................           26,018
   Professional fees ...................................           20,179
   Trustees' fees ......................................            1,454
   Miscellaneous .......................................              681
                                                            -------------
    Gross expenses .....................................        1,468,559
                                                            -------------
   Less: Waiver of investment management fees (Note 6):          (159,808)
                                                            -------------
    Net expenses .......................................        1,308,751
                                                            -------------
 NET INVESTMENT LOSS ...................................         (303,129)
                                                            -------------
 REALIZED AND UNREALIZED LOSS (NOTE 1) .................
   Realized loss on securities .........................      (20,465,518)
   Net change in unrealized depreciation on securities .       (6,581,064)
                                                            -------------
 NET REALIZED AND UNREALIZED LOSS ......................      (27,046,582)
                                                            -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ............................................    $ (27,349,711)
                                                            =============

                                                                                                                 SEPTEMBER 1, 2000*
                                                                                                YEAR ENDED               TO
                                                                                            DECEMBER 31, 2001    DECEMBER 31, 2000
STATEMENT OF CHANGES IN NET ASSETS                                                         -------------------  -------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ............................................................    $    (303,129)       $     51,105
 Net realized gain (loss) on investments .................................................      (20,465,518)              9,010
 Net change in unrealized depreciation on investments ....................................       (6,581,064)         (3,736,931)
                                                                                              -------------        ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................      (27,349,711)         (3,676,816)
                                                                                              -------------        ------------
DIVIDENDS AND DISTRIBUTIONS:
 CLASS IB
 Dividends from net investment income ....................................................           (5,888)            (54,632)
 Distributions from net realized capital gains ...........................................          (10,305)             (4,203)
                                                                                              -------------        ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS .......................................................          (16,193)            (58,835)
                                                                                              -------------        ------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IB
 Capital shares sold [19,861,633 and 6,573,956 shares, respectively] .....................      143,984,580          59,114,231
 Capital shares issued in reinvestment of dividends and distributions [2,073 and 7,282                                   58,835
  shares, respectively] ..................................................................           16,193
 Capital shares repurchased [(1,299,637) and (3,850) shares, respectively] ...............       (8,940,987)            (34,962)
                                                                                              -------------        ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS ...................      135,059,786          59,138,104
                                                                                              -------------        ------------
TOTAL INCREASE IN NET ASSETS .............................................................      107,693,882          55,402,453
NET ASSETS:
 Beginning of period .....................................................................       55,402,453                  --
                                                                                              -------------        ------------
 End of period (a) .......................................................................    $ 163,096,335        $ 55,402,453
                                                                                              =============        ============
----------
 (a) Includes accumulated undistributed net investment income of .........................    $          --        $      5,613
                                                                                              -------------        ------------
  *  Commencement of Operations.

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/J.P. MORGAN CORE BOND PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $490,599,559) (Note 1)..............    $494,554,436
   Cash ..........................................................          28,727
   Receivable for securities sold ................................     137,553,164
   Short-term investments held as collateral for loaned
    securities ...................................................      49,252,043
   Dividends, interest and other receivables .....................       3,488,378
   Receivable from Separate Accounts for Trust shares sold .......         505,767
   Variation margin receivable on futures contracts (Note 1) .....         163,419
   Deferred organizational costs (Note 1) ........................           6,234
   Other assets ..................................................           1,434
                                                                      ------------
    Total assets .................................................     685,553,602
                                                                      ------------
 LIABILITIES
   Payable for securities purchased ..............................     206,537,139
   Collateral held for loaned securities .........................      49,252,043
   Options written, at value (Premium received $164,805)..........         383,875
   Investment management/advisory fees payable ...................         144,906
   Distribution fees payable--Class IB ...........................          87,299
   Payable to custodian ..........................................          38,874
   Recoupment fees payable .......................................          14,323
   Administrative fees payable ...................................          11,351
   Trustees' fees payable ........................................           3,512
   Accrued expenses (Note 1) .....................................          24,302
                                                                      ------------
    Total liabilities ............................................     256,497,624
                                                                      ------------
 NET ASSETS ......................................................    $429,055,978
                                                                      ============
   Net assets were comprised of:
   Paid in capital ...............................................    $425,827,734
   Accumulated overdistributed net investment income .............          (2,302)
   Accumulated undistributed net realized loss ...................        (599,065)
   Unrealized appreciation on investments and written
    options ......................................................       3,829,611
                                                                      ------------
    Net assets, December 31, 2001 ................................    $429,055,978
                                                                      ============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $429,055,978 / 39,882,149 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1)..................    $      10.76
                                                                      ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends ..............................................    $     59,742
   Interest ...............................................      19,610,424
   Securities lending (net) ...............................         172,777
                                                               ------------
    Total income ..........................................      19,842,943
                                                               ------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees .............................       1,494,269
   Distribution fees--Class IB ............................         830,149
   Administrative fees ....................................         118,445
   Printing and mailing expenses ..........................          75,383
   Custodian fees .........................................          64,417
   Recoupment fees ........................................          56,408
   Professional fees ......................................          27,083
   Amortization of deferred organizational expense ........           6,271
   Trustees' fees .........................................           5,832
   Miscellaneous ..........................................           2,549
                                                               ------------
    Gross expenses ........................................       2,680,806
                                                               ------------
   Less: Waiver of investment management fees (Note 6): ...         (24,390)
                                                               ------------
    Net expenses ..........................................       2,656,416
                                                               ------------
 NET INVESTMENT INCOME ....................................      17,186,527
                                                               ------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
   Realized gain (loss) on:
   Securities .............................................       7,851,381
   Options written ........................................         147,620
   Foreign currency transactions ..........................      (1,011,725)
   Future contracts .......................................       3,355,761
                                                               ------------
    Net realized gain .....................................      10,343,037
                                                               ------------
   Net change in unrealized appreciation (depreciation) on:
   Securities .............................................      (3,214,392)
   Options written ........................................        (219,070)
   Future contracts .......................................          37,784
                                                               ------------
    Net change in unrealized depreciation .................      (3,395,678)
                                                               ------------
 NET REALIZED AND UNREALIZED GAIN .........................       6,947,359
                                                               ------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ...............................................    $ 24,133,886
                                                               ============

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                 YEAR ENDED DECEMBER 31,
                                                                                           -----------------------------------
                                                                                                 2001               2000
                                                                                           ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income .................................................................    $  17,186,527      $  11,258,595
 Net realized gain (loss) on investments ...............................................       10,343,037           (885,070)
 Net change in unrealized appreciation (depreciation) on investments ...................       (3,395,678)        11,433,511
                                                                                            -------------      -------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................................       24,133,886         21,807,036
                                                                                            -------------      -------------
DIVIDENDS AND DISTRIBUTIONS:
 CLASS IB
 Dividends from net investment income ..................................................      (17,293,033)       (11,667,400)
 Distributions from net realized capital gains .........................................       (5,016,673)                --
 Dividends in excess of net investment income ..........................................               --            (10,819)
                                                                                            -------------      -------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS .....................................................      (22,309,706)       (11,678,219)
                                                                                            -------------      -------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IB
 Capital shares sold [21,024,831 and 7,026,368 shares, respectively] ...................      231,734,807         60,190,195
 Capital shares issued in reinvestment of dividends and distributions [2,085,019 and
  715,725 shares, respectively] ........................................................       22,309,706         11,678,219
 Capital shares repurchased [(5,486,121) and (1,739,846) shares, respectively] .........      (60,729,131)        (4,661,992)
                                                                                            -------------      -------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS ..................      193,315,382         67,206,422
                                                                                            -------------      -------------
TOTAL INCREASE IN NET ASSETS ...........................................................      195,139,562         77,335,239
NET ASSETS:
 Beginning of year .....................................................................      233,916,416        156,581,177
                                                                                            -------------      -------------
 End of year (a) .......................................................................    $ 429,055,978      $ 233,916,416
                                                                                            =============      =============
----------
 (a) Includes accumulated overdistributed net investment income of .....................    $      (2,302)     $     (10,821)
                                                                                            -------------      -------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/LAZARD SMALL CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $156,797,442) (Note 1)............     $ 174,119,123
   Cash ........................................................         1,575,172
   Short-term investments held as collateral for loaned
    securities .................................................        15,285,200
   Receivable for securities sold ..............................         1,196,656
   Dividends, interest and other receivables ...................           230,361
   Receivable from Separate Accounts for Trust shares sold .....             8,002
   Deferred organizational costs (Note 1) ......................             6,234
   Other assets ................................................               602
                                                                     -------------
    Total assets ...............................................       192,421,350
                                                                     -------------
 LIABILITIES
   Collateral held for loaned securities .......................        15,285,200
   Payable to Separate Accounts for Trust shares redeemed ......         1,623,192
   Payable for securities purchased ............................           167,673
   Investment management/advisory fees payable .................            92,029
   Distribution fees payable--Class IB .........................            35,139
   Payable to custodian ........................................            34,497
   Administrative fees payable .................................             6,068
   Trustees' fees payable ......................................             1,722
   Accrued expenses (Note 1) ...................................             9,165
                                                                     -------------
    Total liabilities ..........................................        17,254,685
                                                                     -------------
 NET ASSETS ....................................................     $ 175,166,665
                                                                     =============
   Net assets were comprised of:
   Paid in capital .............................................     $ 155,073,508
   Accumulated undistributed net investment income .............           147,670
   Accumulated undistributed net realized gain .................         2,623,806
   Unrealized appreciation on investments ......................        17,321,681
                                                                     -------------
    Net assets, December 31, 2001 ..............................     $ 175,166,665
                                                                     =============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $175,166,665 / 15,204,594 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1)................     $       11.52
                                                                     =============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends ...........................................     $ 1,872,553
   Interest ............................................         281,188
   Securities lending (net) ............................          29,601
                                                             -----------
    Total income .......................................       2,183,342
                                                             -----------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees ..........................         995,824
   Distribution fees--Class IB .........................         331,941
   Administrative fees .................................          74,741
   Custodian fees ......................................          35,789
   Printing and mailing expenses .......................          31,075
   Professional fees ...................................          21,175
   Amortization of deferred organizational expense .....           6,271
   Trustees' fees ......................................           2,284
   Recoupment fees .....................................             961
   Miscellaneous .......................................           1,070
                                                             -----------
    Gross expenses .....................................       1,501,131
                                                             -----------
   Less: Waiver of investment management fees (Note 6):          (40,741)
                                                             -----------
    Net expenses .......................................       1,460,390
                                                             -----------
 NET INVESTMENT INCOME .................................         722,952
                                                             -----------
 REALIZED AND UNREALIZED GAIN (NOTE 1)
   Realized gain on securities .........................      16,233,100
   Net change in unrealized appreciation on securities .       6,541,069
                                                             -----------
 NET REALIZED AND UNREALIZED GAIN ......................      22,774,169
                                                             -----------
 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ............................................     $23,497,121
                                                             ===========

                                                                                                YEAR ENDED DECEMBER 31,
STATEMENT OF CHANGES IN NET ASSETS                                                         ----------------------------------
                                                                                                 2001               2000
                                                                                           ----------------   ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income .................................................................    $     722,952      $     275,450
 Net realized gain on investments ......................................................       16,233,100          3,955,100
 Net change in unrealized appreciation on investments ..................................        6,541,069         11,575,935
                                                                                            -------------      -------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................................       23,497,121         15,806,485
                                                                                            -------------      -------------
DIVIDENDS AND DISTRIBUTIONS:
 CLASS IB
 Dividends from net investment income ..................................................         (518,590)          (223,700)
 Distributions from net realized capital gains .........................................      (14,525,438)        (2,367,566)
                                                                                            -------------      -------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS .....................................................      (15,044,028)        (2,591,266)
                                                                                            -------------      -------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IB
 Capital shares sold [6,731,889 and 4,657,028 shares, respectively] ....................       75,538,557         46,868,554
 Capital shares issued in reinvestment of dividends and distributions [1,341,568 and
  258,351 shares, respectively] ........................................................       15,044,028          2,591,266
 Capital shares repurchased [(2,853,131) and (2,719,207) shares, respectively ..........      (31,301,762)       (27,849,353)
                                                                                            -------------      -------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS .................       59,280,823         21,610,467
                                                                                            -------------      -------------
TOTAL INCREASE IN NET ASSETS ...........................................................       67,733,916         34,825,686
NET ASSETS:
 Beginning of year .....................................................................      107,432,749         72,607,063
                                                                                            -------------      -------------
 End of year (a) .......................................................................    $ 175,166,665      $ 107,432,749
                                                                                            =============      =============
----------
 (a) Includes accumulated undistributed net investment income of .......................    $     147,670      $      18,965
                                                                                            -------------      -------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MARSICO FOCUS PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $11,190,157) (Note 1).............     $ 11,605,479
   Cash (Foreign cash $3).......................................                3
   Receivable for securities sold ..............................          221,105
   Receivable from Separate Accounts for Trust shares sold .....           32,477
   Receivable from investment manager ..........................            3,483
   Dividends, interest and other receivables ...................            1,909
   Other assets ................................................              189
                                                                     ------------
    Total assets ...............................................       11,864,645
                                                                     ------------
 LIABILITIES
   Payable for securities purchased ............................        2,226,515
   Payable to Separate Accounts for Trust shares redeemed ......          322,880
   Payable to custodian ........................................           12,000
   Distribution fees payable -- Class IB .......................            1,700
   Administrative fees payable .................................            2,721
   Trustees' fees payable ......................................               11
   Accrued expenses (Note 1) ...................................            7,031
                                                                     ------------
    Total liabilities ..........................................        2,572,858
                                                                     ------------
 NET ASSETS ....................................................     $  9,291,787
                                                                     ============
   Net assets were comprised of:
   Paid in capital .............................................     $  8,837,886
   Accumulated undistributed net investment income .............              106
   Accumulated undistributed net realized gain .................           38,473
   Unrealized appreciation on investments ......................          415,322
                                                                     ------------
    Net assets, December 31, 2001 ..............................     $  9,291,787
                                                                     ============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $9,291,787 / 815,431 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1)................     $      11.39
                                                                     ============

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends ..............................................    $   6,676
   Interest ...............................................        9,085
                                                               ---------
    Total income ..........................................       15,761
                                                               ---------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Professional fees ......................................       15,042
   Investment management fees .............................       13,980
   Custodian fees .........................................       12,000
   Administrative fees ....................................       10,415
   Distribution fees--Class IB ............................        3,883
   Printing and mailing expenses ..........................          523
   Trustees' fees .........................................           14
                                                               ---------
    Gross Expenses ........................................       55,857
                                                               ---------
   Less: Waiver of investment management fee (Note 6): ....      (13,980)
        Reimbursement from investment manager .............      (24,010)
        Fees paid indirectly (Note 1) .....................         (189)
                                                               ---------
    Net expenses ..........................................       17,678
                                                               ---------
 NET INVESTMENT LOSS ......................................       (1,917)
                                                               ---------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
   Realized gain (loss) on:
   Securities .............................................       38,473
   Foreign currency transactions ..........................          (76)
                                                               ---------
    Net realized gain .....................................       38,397
                                                               ---------
   Net change in unrealized appreciation on securities ....      415,322
                                                               ---------
 NET REALIZED AND UNREALIZED GAIN .........................      453,719
                                                               ---------
 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ...............................................    $ 451,802
                                                               =========


STATEMENT OF CHANGES IN NET ASSETS
                                                                           AUGUST 31, 2001*
                                                                                  TO
                                                                           DECEMBER 31, 2001
                                                                          ------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment loss ..................................................       $   (1,917)
 Net realized gain on investments .....................................           38,397
 Net change in unrealized appreciation on investments .................          415,322
                                                                              ----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................          451,802
                                                                              ----------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IB
 Capital shares sold [883,641 shares] .................................        9,604,071
 Capital shares repurchased [(68,210) shares] .........................         (764,086)
                                                                              ----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS         8,839,985
                                                                              ----------
TOTAL INCREASE IN NET ASSETS ..........................................        9,291,787
NET ASSETS:
 Beginning of period ..................................................               --
                                                                              ----------
 End of period (a) ....................................................       $9,291,787
                                                                              ==========
----------
 (a) Includes undistributed net investment income of ..................       $      106
                                                                              ----------
 *  Commencement of operations


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $624,805,931) (Note 1) ...........    $641,200,436
   Short-term investments held as collateral for loaned
    securities .................................................      71,596,376
   Receivable for securities sold ..............................       6,794,128
   Receivable from Separate Accounts for Trust shares sold .....         795,235
   Dividends, interest and other receivables ...................         602,345
   Deferred organizational costs (Note 1) ......................           2,083
   Other assets ................................................           2,209
                                                                    ------------
    Total assets ...............................................     720,992,812
                                                                    ------------
 LIABILITIES
   Overdraft payable ...........................................           2,650
   Collateral held for loaned securities .......................      71,596,376
   Payable for securities purchased ............................      35,631,321
   Investment management/advisory fees payable .................         305,649
   Distribution fees payable -- Class IB .......................         122,616
   Recoupment fees payable .....................................          68,304
   Payable to custodian ........................................          22,101
   Administrative fees payable .................................          14,970
   Payable to Separate Accounts for Trust shares redeemed ......          11,461
   Trustees' fees payable ......................................           9,845
   Accrued expenses (Note 1) ...................................          57,066
                                                                    ------------
    Total liabilities ..........................................     107,842,359
                                                                    ------------
 NET ASSETS ....................................................    $613,150,453
                                                                    ============
   Net assets were comprised of:
   Paid in capital .............................................    $597,451,359
   Accumulated undistributed net investment income .............          67,678
   Accumulated undistributed net realized loss .................        (763,089)
   Unrealized appreciation on investments ......................      16,394,505
                                                                    ------------
    Net assets, December 31, 2001 ..............................    $613,150,453
                                                                    ============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $613,150,453 /44,517,958 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1) ...............    $      13.77
                                                                    ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends (net of $2,693 foreign withholding tax) ...     $ 6,924,320
   Interest ............................................       1,845,073
   Securities lending (net) ............................          92,050
                                                             -----------
    Total income .......................................       8,861,443
                                                             -----------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees ..........................       2,953,590
   Distribution fees--Class IB .........................       1,230,663
   Administrative fees .................................         155,677
   Recoupment fees .....................................         146,903
   Printing and mailing expenses .......................         111,773
   Custodian fees ......................................          40,678
   Professional fees ...................................          29,084
   Trustees' fees ......................................           8,276
   Amortization of deferred organizational expense .....           6,294
   Miscellaneous .......................................           3,973
                                                             -----------
    Gross expenses .....................................       4,686,911
                                                             -----------
   Less: Waiver of investment management fees (Note 6):          (10,359)
                                                             -----------
    Net expenses .......................................       4,676,552
                                                             -----------
 NET INVESTMENT INCOME .................................       4,184,891
                                                             -----------
 REALIZED AND UNREALIZED GAIN (NOTE 1)
   Realized gain on securities .........................      18,897,690
   Net change in unrealized appreciation on securities .       5,047,229
                                                             -----------
 NET REALIZED AND UNREALIZED GAIN ......................      23,944,919
                                                             -----------
 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ............................................     $28,129,810
                                                             ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                YEAR ENDED DECEMBER 31,
                                                                                           ---------------------------------
                                                                                                 2001              2000
                                                                                           ---------------   ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income .................................................................    $   4,184,891     $   5,336,289
 Net realized gain on investments ......................................................       18,897,690        32,172,301
 Net change in unrealized appreciation on investments ..................................        5,047,229         3,090,349
                                                                                            -------------     -------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................................       28,129,810        40,598,939
                                                                                            -------------     -------------
DIVIDENDS AND DISTRIBUTIONS:
 CLASS IB
 Dividends from net investment income ..................................................       (4,123,500)       (5,361,094)
 Distributions from net realized capital gains .........................................      (28,038,484)      (31,656,936)
 Dividends in excess of net investment income ..........................................               --              (209)
                                                                                            -------------     -------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS .....................................................      (32,161,984)      (37,018,239)
                                                                                            -------------     -------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IB
 Capital shares sold [15,945,389 and 5,858,328 shares, respectively] ...................      221,520,703        81,240,506
 Capital shares issued in reinvestment of dividends and distributions [2,337,274 and
  2,781,213 shares, respectively] ......................................................       32,161,984        37,018,239
 Capital shares repurchased [(2,074,289) and (2,171,410) shares, respectively] .........      (28,534,832)      (30,271,278)
                                                                                            -------------     -------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS .................      225,147,855        87,987,467
                                                                                            -------------     -------------
TOTAL INCREASE IN NET ASSETS ...........................................................      221,115,681        91,568,167
NET ASSETS:
 Beginning of year .....................................................................      392,034,772       300,466,605
                                                                                            -------------     -------------
 End of year (a) .......................................................................    $ 613,150,453     $ 392,034,772
                                                                                            =============     =============
----------
 (a) Includes accumulated undistributed (overdistributed) net investment income of .....    $      67,678     $        (209)
                                                                                            -------------     -------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $1,424,031,355) (Note 1) .........  $1,431,448,788
   Cash (Foreign cash $17,512 ).................................          29,910
   Short-term investments held as collateral for loaned
    securities .................................................     160,106,910
   Receivable for securities sold ..............................       3,378,153
   Dividends, interest and other receivables ...................         540,240
   Receivable from Separate Accounts for Trust shares sold .....          51,475
   Deferred organizational costs (Note 1) ......................           3,053
   Other assets ................................................           8,203
                                                                  --------------
    Total assets ...............................................   1,595,566,732
                                                                  --------------
 LIABILITIES
   Collateral held for loaned securities .......................     160,106,910
   Payable for securities purchased ............................      19,659,421
   Payable to Separate Accounts for Trust shares redeemed ......       7,390,171
   Investment management/advisory fees payable .................         736,777
   Distribution fees payable -- Class IB .......................         273,185
   Payable to custodian ........................................         122,317
   Administrative fees payable .................................          18,524
   Trustees' fees payable ......................................          21,293
   Other liabilities ...........................................          44,075
                                                                  --------------
    Total liabilities ..........................................     188,372,673
                                                                  --------------
 NET ASSETS ....................................................  $1,407,194,059
                                                                  ==============
   Net assets were comprised of:
   Paid in capital .............................................  $2,140,245,991
   Accumulated overdistributed net investment income ...........         (21,500)
   Accumulated undistributed net realized loss .................    (740,448,209)
   Unrealized appreciation on investments and foreign
    currencies .................................................       7,417,777
                                                                  --------------
    Net assets, December 31, 2001 ..............................  $1,407,194,059
                                                                  ==============
 CLASS IA
   Net asset value, offering and redemption price per share,
    $43,917,580 / 3,176,716 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1)................  $        13.82
                                                                  ==============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $1,363,276,479/ 99,507,576 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1)................  $        13.70
                                                                  ==============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends (net of $27,208 foreign withholding tax)......  $    6,447,313
   Interest ...............................................       4,904,275
   Securities lending (net) ...............................         378,258
                                                             --------------
    Total income ..........................................      11,729,846
                                                             --------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees .............................      10,073,360
   Distribution fees--Class IB ............................       3,860,625
   Administrative fees ....................................         395,736
   Printing and mailing expenses ..........................         328,551
   Custodian fees .........................................         272,708
   Recoupment fees ........................................         243,830
   Professional fees ......................................          61,376
   Trustees' fees .........................................          24,926
   Amortization of deferred organizational expense ........           6,907
   Miscellaneous ..........................................          13,091
                                                             --------------
    Total expenses ........................................      15,281,110
                                                             --------------
 NET INVESTMENT LOSS ......................................      (3,551,264)
                                                             --------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
   Realized loss on:
   Securities .............................................    (585,891,963)
   Foreign currency transactions ..........................        (283,725)
                                                             --------------
    Net realized loss .....................................    (586,175,688)
                                                             --------------
   Change in unrealized appreciation (depreciation) on:
   Securities .............................................    (174,349,532)
   Foreign currency translations ..........................          19,724
                                                             --------------
    Net change in unrealized depreciation .................    (174,329,808)
                                                             --------------
 NET REALIZED AND UNREALIZED LOSS .........................    (760,505,496)
                                                             --------------
 NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ................................  $ (764,056,760)
                                                             ==============

                                                                                                  YEAR ENDED DECEMBER 31,
STATEMENT OF CHANGES IN NET ASSETS                                                         -------------------------------------
                                                                                                  2001               2000
                                                                                           ------------------ ------------------
DECREASE IN NET ASSETS FROM OPERATIONS:
 Net investment loss .....................................................................   $   (3,551,264)    $   (2,293,345)
 Net realized loss on investments ........................................................     (586,175,688)       (35,062,761)
 Net change in unrealized depreciation on investments and foreign currencies .............     (174,329,808)      (490,263,227)
                                                                                             --------------     --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................     (764,056,760)      (527,619,333)
                                                                                             --------------     --------------
DIVIDENDS AND DISTRIBUTIONS:
 Distributions from net realized capital gains
 Class IA ................................................................................          (12,401)                --
 Class IB ................................................................................         (371,285)                --
                                                                                             --------------     --------------
                                                                                                   (383,686)                --
                                                                                             --------------     --------------
 Distributions in excess of net realized capital gains
 Class IA ................................................................................               --         (4,498,504)
 Class IB ................................................................................               --       (132,999,717)
                                                                                             --------------     --------------
                                                                                                         --       (137,498,221)
                                                                                             --------------     --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS .......................................................         (383,686)      (137,498,221)
                                                                                             --------------     --------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [1,728,031 and 2,947,620 shares, respectively] ......................       24,850,275         79,904,856
 Capital shares issued in reinvestment of dividends and distributions [771 and 214,525
  shares, respectively] ..................................................................           12,401          4,498,504
 Capital shares repurchased [(2,038,023) and (1,364,113) shares, respectively] ...........      (29,070,342)       (35,857,870)
                                                                                             --------------     --------------
 Total Class IA transactions .............................................................       (4,207,666)        48,545,490
                                                                                             --------------     --------------
 CLASS IB
 Capital shares sold [44,731,154 and 59,431,041 shares, respectively] ....................      693,710,970      1,588,253,309
 Capital shares issued in reinvestment of dividends and distributions [23,249 and
  6,402,747 shares, respectively] ........................................................          371,285        132,999,717
 Capital shares repurchased [(48,340,408) aand (23,688,174) shares, respectively] ........     (733,640,457)      (601,164,139)
                                                                                             --------------     --------------
 Total Class IB transactions .............................................................      (39,558,202)     1,120,088,887
                                                                                             --------------     --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARES
  TRANSACTIONS ...........................................................................      (43,765,868)     1,168,634,377
                                                                                             --------------     --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..................................................     (808,206,314)       503,516,823
NET ASSETS:
 Beginning of year .......................................................................    2,215,400,373      1,711,883,550
                                                                                             --------------     --------------
 End of year (a) .........................................................................   $1,407,194,059     $2,215,400,373
                                                                                             ==============     ==============
----------
 (a) Includes accumulated overdistributed net investment income of .......................   $      (21,500)    $      (41,040)
                                                                                             --------------     --------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MFS INVESTORS TRUST PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $241,175,663) (Note 1)............    $ 243,324,648
   Cash (Foreign cash $137).....................................              137
   Short-term investments held as collateral for loaned
    securities .................................................        7,814,472
   Receivable for securities sold ..............................        3,707,206
   Dividends, interest and other receivables ...................          223,982
   Receivable from Separate Accounts for Trust shares sold .....          147,990
   Other assets ................................................              707
                                                                    -------------
    Total assets ...............................................      255,219,142
                                                                    -------------
 LIABILITIES
   Collateral held for loaned securities .......................        7,814,472
   Payable for securities purchased ............................        3,134,906
   Investment management/advisory fees payable .................          101,187
   Payable to custodian ........................................           48,693
   Distribution fees payable -- Class IB .......................           46,833
   Payable to Separate Accounts for Trust shares redeemed ......            8,934
   Administrative fees payable .................................            7,566
   Trustees' fees payable ......................................            1,632
   Accrued expenses (Note 1) ...................................           16,581
                                                                    -------------
    Total liabilities ..........................................       11,180,804
                                                                    -------------
 NET ASSETS ....................................................    $ 244,038,338
                                                                    =============
   Net assets were comprised of:
   Paid in capital .............................................    $ 281,024,651
   Accumulated undistributed net investment income .............           77,769
   Accumulated undistributed net realized loss .................      (39,213,168)
   Unrealized appreciation on investments and foreign
    currencies .................................................        2,149,086
                                                                    -------------
    Net assets, December 31, 2001 ..............................    $ 244,038,338
                                                                    =============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $244,038,338 / 27,202,892 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1)................    $        8.97
                                                                    =============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends (net of $30,633 foreign withholding tax).....    $   2,802,962
   Interest ..............................................          462,234
   Securities lending (net) ..............................           24,281
                                                              -------------
    Total income .........................................        3,289,477
                                                              -------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees ............................        1,379,748
   Distribution fees--Class IB ...........................          574,895
   Administrative fees ...................................          100,211
   Custodian fees ........................................           80,879
   Printing and mailing expenses .........................           50,511
   Professional fees .....................................           25,883
   Recoupment fees .......................................           21,225
   Trustees' fees ........................................            3,782
   Miscellaneous .........................................            1,516
                                                              -------------
    Gross expenses .......................................        2,238,650
                                                              -------------
   Less: Waiver of investment management fees (Note 6): ..          (54,022)
                                                              -------------
    Net expenses .........................................        2,184,628
                                                              -------------
 NET INVESTMENT INCOME ...................................        1,104,849
                                                              -------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
   Realized loss on:
   Securities ............................................      (34,852,649)
   Foreign currency transactions .........................           (3,398)
                                                              -------------
    Net realized loss ....................................      (34,856,047)
                                                              -------------
   Change in unrealized appreciation (depreciation) on:
   Securities ............................................       (6,413,004)
   Foreign currency translations .........................               30
                                                              -------------
    Net change in unrealized depreciation ................       (6,412,974)
                                                              -------------
 NET REALIZED AND UNREALIZED LOSS ........................      (41,269,021)
                                                              -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ..............................................    $ (40,164,172)
                                                              =============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  YEAR ENDED DECEMBER 31,
                                                                                             ----------------------------------
                                                                                                   2001               2000
                                                                                             ----------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ...................................................................    $   1,104,849      $    775,240
 Net realized loss on investments ........................................................      (34,856,047)       (2,516,721)
 Net change in unrealized appreciation (depreciation) on investments and foreign
  currencies .............................................................................       (6,412,974)        1,018,388
                                                                                              -------------      ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................      (40,164,172)         (723,093)
                                                                                              -------------      ------------
DIVIDENDS AND DISTRIBUTIONS:
 CLASS IB
 Dividends from net investment income ....................................................       (1,028,975)         (733,133)
                                                                                              -------------      ------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IB
 Capital shares sold [7,563,842 and 11,255,339 shares, respectively] .....................       72,735,793       121,142,915
 Capital shares issued in reinvestment of dividends and distributions [115,327 and 70,791
  shares, respectively] ..................................................................        1,028,975           733,133
 Capital shares repurchased [(1,285,100) and (653,372) shares, respectively] .............      (11,611,319)       (7,169,977)
                                                                                              -------------      ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS ...................       62,153,449       114,706,071
                                                                                              -------------      ------------
TOTAL INCREASE IN NET ASSETS .............................................................       20,960,302       113,249,845

NET ASSETS:
 Beginning of year .......................................................................      223,078,036       109,828,191
                                                                                              -------------      ------------
 End of year (a) .........................................................................    $ 244,038,338      $223,078,036
                                                                                              =============      ============
----------
 (a) Includes accumulated undistributed net investment income of .........................    $      77,769      $      5,293
                                                                                              -------------      ------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MFS RESEARCH PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $704,986,788) (Note 1)............  $  686,139,026
   Cash (Foreign cash $87 ).....................................              87
   Short-term investments held as collateral for loaned
    securities .................................................      37,422,130
   Receivable for securities sold ..............................       3,566,589
   Dividends, interest and other receivables ...................         516,585
   Receivable from Separate Accounts for Trust shares sold .....           3,930
   Deferred organizational costs (Note 1) ......................           2,083
   Other assets ................................................           5,078
                                                                  --------------
    Total assets ...............................................     727,655,508
                                                                  --------------

 LIABILITIES
   Collateral held for loaned securities .......................      37,422,130
   Payable for securities purchased ............................       3,979,777
   Payable to Separate Accounts for Trust shares redeemed ......       2,226,406
   Investment management/advisory fees payable .................         408,122
   Distribution fees payable--Class IB .........................         138,186
   Payable to custodian ........................................          59,083
   Trustees' fees payable ......................................          16,595
   Administrative fees payable .................................          14,083
   Accrued expenses (Note 1) ...................................          37,368
                                                                  --------------
    Total liabilities ..........................................      44,301,750
                                                                  --------------
 NET ASSETS ....................................................  $  683,353,758
                                                                  ==============
   Net assets were comprised of:
   Paid in capital .............................................  $  873,490,345
   Accumulated undistributed net investment income .............           5,872
   Accumulated undistributed net realized loss .................    (171,294,938)
   Unrealized depreciation on investments and foreign
    currencies .................................................     (18,847,521)
                                                                  --------------
    Net assets, December 31, 2001 ..............................  $  683,353,758
                                                                  ==============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $683,353,758/60,832,558 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1)................  $        11.23
                                                                  ==============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends (net of $63,172 foreign withholding tax)........  $    6,781,459
   Interest .................................................       1,122,082
   Securities lending (net) .................................         101,930
                                                               --------------
    Total income ............................................       8,005,471
                                                               --------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7) .......................
   Investment management fees ...............................       4,896,594
   Distribution fees--Class IB ..............................       1,883,305
   Administrative fees ......................................         221,874
   Printing and mailing expenses ............................         158,591
   Custodian fees ...........................................          74,272
   Recoupment fees ..........................................          32,874
   Professional fees ........................................          25,357
   Trustees' fees ...........................................          11,941
   Amortization of deferred organizational expense ..........           6,294
   Miscellaneous ............................................           6,827
                                                               --------------
    Gross expenses ..........................................       7,317,929
                                                               --------------
   Less: Waiver of investment management fees (Note 6): .....        (161,247)
                                                               --------------
    Net expenses ............................................       7,156,682
                                                               --------------
 NET INVESTMENT INCOME ......................................         848,789
                                                               --------------

 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
   Realized loss on:
   Securities ...............................................    (167,317,106)
   Foreign currency transactions ............................         (10,333)
                                                               --------------
    Net realized loss .......................................    (167,327,439)
                                                               --------------
   Change in unrealized appreciation (depreciation) on:
   Securities ...............................................     (30,537,350)
   Foreign currency translations ............................           5,582
                                                               --------------
    Net change in unrealized depreciation ...................     (30,531,768)
                                                               --------------
 NET REALIZED AND UNREALIZED LOSS ...........................    (197,859,207)
                                                               --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS .................................................  $ (197,010,418)
                                                               ==============

                                                                                                 YEAR ENDED DECEMBER 31,
STATEMENT OF CHANGES IN NET ASSETS                                                         -----------------------------------
                                                                                                  2001              2000
                                                                                           ----------------- -----------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ............................................................  $      848,789    $     (456,674)
 Net realized gain (loss) on investments .................................................    (167,327,439)       73,578,453
 Net change in unrealized depreciation on investments and foreign currencies .............     (30,531,768)     (130,553,886)
                                                                                            --------------    --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................    (197,010,418)      (57,432,107)
                                                                                            --------------    --------------

DIVIDENDS AND DISTRIBUTIONS:
 CLASS IB
 Dividends from net investment income ....................................................        (798,084)       (1,167,763)
 Distributions from net realized capital gains ...........................................     (18,013,764)      (74,985,959)
 Dividends in excess of net investment income ............................................              --           (39,120)
                                                                                            --------------    --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS .......................................................     (18,811,848)      (76,192,842)
                                                                                            --------------    --------------

CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IB
 Capital shares sold [19,661,828 and 24,293,139 shares, respectively] ....................     247,428,490       423,182,125
 Capital shares issued in reinvestment of dividends and distributions [1,471,830 and
  5,178,108 shares, respectively] ........................................................      18,811,848        76,192,842
 Capital shares repurchased [(19,978,219) and (9,953,158) shares, respectively] ..........    (245,184,742)     (172,899,096)
                                                                                            --------------    --------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS ...................      21,055,596       326,475,871
                                                                                            --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..................................................    (194,766,670)      192,850,922
NET ASSETS:
 Beginning of year .......................................................................     878,120,428       685,269,506
                                                                                            --------------    --------------
 End of year (a) .........................................................................  $  683,353,758    $  878,120,428
                                                                                            ==============    ==============
----------
 (a) Includes accumulated undistributed (overdistributed) net investment income of .......  $        5,872    $      (39,120)
                                                                                            --------------    --------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $604,430,383) (Note 1)............    $ 589,646,520
   Short-term investments held as collateral for loaned
    securities .................................................       26,570,840
   Receivable for securities sold ..............................          886,839
   Dividends, interest and other receivables ...................          775,334
   Receivable from Separate Account for Trust share sold .......           68,871
   Deferred organizational costs (Note 1) ......................            2,083
   Other assets ................................................            5,069
                                                                    -------------
    Total assets ...............................................      617,955,556
                                                                    -------------
 LIABILITIES
   Collateral held for loaned securities .......................       26,570,840
   Payable for securities purchased ............................        1,431,520
   Investment management/advisory fees payable .................          290,451
   Distribution fees payable -- Class IB .......................          119,049
   Payable to custodian ........................................           71,697
   Recoupment fees payable .....................................           20,255
   Trustees' fees payable ......................................           19,327
   Administrative fees payable .................................           14,480
   Accrued expenses (Note 1) ...................................           35,701
                                                                    -------------
    Total liabilities ..........................................       28,573,320
                                                                    -------------
 NET ASSETS                                                         $ 589,382,236
                                                                    =============
 NET ASSETS WERE COMPRISED OF:
   Paid in capital .............................................    $ 632,157,586
   Accumulated undistributed net investment income .............          323,505
   Accumulated undistributed net realized loss .................      (28,314,992)
   Unrealized depreciation on investments ......................      (14,783,863)
                                                                    -------------
    Net assets, December 31, 2001 ..............................    $ 589,382,236
                                                                    =============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $589,382,236/52,272,643 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1)................    $       11.28
                                                                    =============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends (net of $26,552 foreign withholding tax)..    $  10,356,644
   Interest ...........................................          730,120
   Securities lending (net) ...........................           47,305
                                                           -------------
    Total income ......................................       11,134,069
                                                           -------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees .........................        3,246,830
   Distribution fees--Class IB ........................        1,421,960
   Recoupment fees ....................................          271,529
   Administrative fees ................................          174,328
   Custodian fees .....................................          132,490
   Printing and mailing expenses ......................          125,759
   Professional fees ..................................           16,083
   Trustees' fees .....................................            9,380
   Amortization of deferred organizational expense ....            6,294
   Miscellaneous ......................................            6,978
                                                           -------------
    Gross expenses ....................................        5,411,631
                                                           -------------
   Less: Waiver of investment management fees (Note 6)            (8,070)
                                                           -------------
    Net expenses ......................................        5,403,561
                                                           -------------
 NET INVESTMENT INCOME ................................        5,730,508
                                                           -------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
   Realized gain (loss) on:
   Securities .........................................        4,512,661
   Foreign currency transactions ......................           (5,426)
                                                           -------------
   Net realized gain ..................................        4,507,235
                                                           -------------
   Net change in unrealized depreciation on securities       (51,047,813)
                                                           -------------
 NET REALIZED AND UNREALIZED LOSS .....................      (46,540,578)
                                                           -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ...........................................    $ (40,810,070)
                                                           =============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                               YEAR ENDED DECEMBER 31,
                                                                                         -----------------------------------
                                                                                               2001               2000
                                                                                         ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ...............................................................    $   5,730,508      $   5,542,869
 Net realized gain (loss) on investments .............................................        4,507,235        (27,139,336)
 Net change in unrealized appreciation (depreciation) on investments and foreign
  currencies .........................................................................      (51,047,813)        56,240,024
                                                                                          -------------      -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....................      (40,810,070)        34,643,557
                                                                                          -------------      -------------
DIVIDENDS AND DISTRIBUTIONS:
 CLASS IB
 Dividends from net investment income ................................................       (5,527,523)        (5,428,857)
                                                                                          -------------      -------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IB
 Capital shares sold [8,327,353 and 4,612,979 shares, respectively] ..................       97,600,547         52,639,417
 Capital shares issued in reinvestment of dividends and distributions [494,688 and
  461,637 shares, respectively] ......................................................        5,527,523          5,428,857
 Capital shares repurchased [(2,770,861) and (5,954,144) shares, respectively] .......      (32,018,296)       (66,943,845)
                                                                                          -------------      -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARES
  TRANSACTIONS .......................................................................       71,109,774         (8,875,571)
                                                                                          -------------      -------------
TOTAL INCREASE IN NET ASSETS .........................................................       24,772,181         20,339,129
NET ASSETS:
 Beginning of year ...................................................................      564,610,055        544,270,926
                                                                                          -------------      -------------
 End of year (a) .....................................................................    $ 589,382,236      $ 564,610,055
                                                                                          =============      =============
 ----------
 (a) Includes accumulated undistributed net investment income of .....................    $     323,505      $     118,827
                                                                                          -------------      -------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $355,726,296) (Note 1)............    $ 320,050,048
   Cash (Foreign cash $14,533)..................................           15,024
   Short-term investments held as collateral for loaned
    securities .................................................       24,038,050
   Receivable for securities sold ..............................          674,393
   Dividends, interest and other receivables ...................          370,364
   Receivable from Separate Account for Trust shares sold ......            6,094
   Deferred organizational costs (Note 1) ......................            2,083
   Other assets ................................................            1,838
                                                                    -------------
    Total assets ...............................................      345,157,894
                                                                    -------------
 LIABILITIES
   Collateral held for loaned securities .......................       24,038,050
   Payable to Separate Account for Trust shares redeemed .......       20,450,122
   Payable for securities purchased ............................        1,069,306
   Payable to custodian ........................................          225,284
   Investment management/advisory fees payable .................          192,048
   Distribution fees payable -- Class IB .......................           64,559
   Administrative fees payable .................................            9,258
   Trustees' fees payable ......................................            9,105
   Accrued expenses (Note 1) ...................................           10,190
                                                                    -------------
    Total liabilities ..........................................       46,067,922
                                                                    -------------
 NET ASSETS ....................................................    $ 299,089,972
                                                                    =============
   Net assets were comprised of:
   Paid in capital .............................................    $ 382,885,398
   Accumulated overdistributed net investment income ...........          (42,633)
   Accumulated undistributed net realized loss .................      (48,069,887)
   Unrealized depreciation on investments and foreign
    currencies .................................................      (35,682,906)
                                                                    -------------
    Net assets, December 31, 2001 ..............................    $ 299,089,972
                                                                    =============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $299,089,972/28,583,793 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1)................    $       10.46
                                                                    =============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends (net of $584,722 foreign withholding tax)....    $   5,286,680
   Interest ..............................................          851,930
   Securities lending (net) ..............................          192,771
                                                              -------------
    Total income .........................................        6,331,381
                                                              -------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees ............................        2,806,934
   Distribution fees--Class IB ...........................          825,569
   Custodian fees ........................................          587,442
   Recoupment fees .......................................          162,438
   Administrative fees ...................................          108,155
   Printing and mailing expenses .........................           69,500
   Professional fees .....................................           27,235
   Trustees' fees ........................................            5,228
   Amortization of deferred organizational expense .......            6,294
   Miscellaneous .........................................            7,211
                                                              -------------
    Gross expenses .......................................        4,606,006
                                                              -------------
   Less: Waiver of investment management fees (Note 6): ..         (473,595)
                                                              -------------
    Net expenses .........................................        4,132,411
                                                              -------------
 NET INVESTMENT INCOME ...................................        2,198,970
                                                              -------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
   Realized loss on:
   Securities ............................................      (41,782,143)
   Foreign currency transactions .........................         (180,754)
                                                              -------------
    Net realized loss ....................................      (41,962,897)
                                                              -------------
   Change in unrealized appreciation (depreciation) on:
   Securities ............................................      (35,007,364)
   Foreign currency translations .........................           27,876
                                                              -------------
    Net change in unrealized depreciation ................      (34,979,488)
                                                              -------------
 NET REALIZED AND UNREALIZED LOSS ........................      (76,942,385)
                                                              -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ..............................................    $ (74,743,415)
                                                              =============


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                YEAR ENDED DECEMBER 31,
                                                                                        ---------------------------------------
                                                                                                2001                2000
                                                                                        ------------------- -------------------
DECREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income ................................................................  $      2,198,970    $      3,508,224
 Net realized gain (loss) on investments ..............................................       (41,962,897)         54,696,509
 Net change in unrealized depreciation on investments and foreign currencies ..........       (34,979,488)        (91,845,769)
                                                                                         ----------------    ----------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................................       (74,743,415)        (33,641,036)
                                                                                         ----------------    ----------------
DIVIDENDS AND DISTRIBUTIONS:
 CLASS IB
 Dividends from net investment income .................................................        (1,841,567)         (2,403,340)
 Dividends in excess of net investment income .........................................                --          (1,486,610)
 Distributions from net realized gains ................................................          (618,135)        (65,536,232)
 Distributions in excess of realized gains ............................................                --          (4,551,574)
                                                                                         ----------------    ----------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS ....................................................        (2,459,702)        (73,977,756)
                                                                                         ----------------    ----------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IB
 Capital shares sold [131,401,129 and 79,451,807 shares, respectively] ................     1,508,073,129       1,394,080,967
 Capital shares issued in reinvestment of dividends and distributions [230,702 and
  5,417,381 shares, respectively] .....................................................         2,459,702          73,977,756
 Capital shares repurchased [(129,629,520) and (73,751,582) shares, respectively] .....    (1,491,471,509)     (1,302,367,022)
                                                                                         ----------------    ----------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS ................        19,061,322         165,691,701
                                                                                         ----------------    ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...............................................       (58,141,795)         58,072,909

NET ASSETS:
 Beginning of year ....................................................................       357,231,767         299,158,858
                                                                                         ----------------    ----------------
 End of year (a) ......................................................................  $    299,089,972    $    357,231,767
                                                                                         ================    ================
----------
 (a) Includes accumulated overdistributed net investment income of ....................  $        (42,633)   $     (1,486,610)
                                                                                         ----------------    ----------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM INVESTORS GROWTH PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $297,821,303) (Note 1)............    $ 301,827,757
   Short-term investments held as collateral for loaned
    securities .................................................       19,625,400
   Receivable for securities sold ..............................          545,267
   Dividends, interest and other receivables ...................          214,673
   Receivable from Separate Account for Trust shares sold ......          114,204
   Deferred organizational costs (Note 1) ......................            2,083
   Other assets ................................................            2,529
                                                                    -------------
    Total assets ...............................................      322,331,913
                                                                    -------------
 LIABILITIES
   Collateral held for loaned securities .......................       19,625,400
   Payable for securities purchased ............................        2,908,585
   Investment management/advisory fees payable .................          172,450
   Payable to Separate Account for Trust shares redeemed .......           93,535
   Distribution fees payable -- Class IB .......................           61,735
   Payable to custodian ........................................           44,486
   Trustees' fees payable ......................................           10,594
   Administrative fees payable .................................            9,710
   Accrued expenses (Note 1) ...................................           25,899
                                                                    -------------
    Total liabilities ..........................................       22,952,394
                                                                    -------------
 NET ASSETS ....................................................    $ 299,379,519
                                                                    =============
   Net assets were comprised of:
   Paid in capital .............................................    $ 381,964,402
   Accumulated overdistributed net investment income ...........           (7,039)
   Accumulated undistributed net realized loss .................      (86,584,298)
   Unrealized appreciation on investments ......................        4,006,454
                                                                    -------------
    Net assets, December 31, 2001 ..............................    $ 299,379,519
                                                                    =============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $299,379,519/22,981,507 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1) ...............    $       13.03
                                                                    =============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends (net of $2,264 foreign withholding tax)...    $   2,623,236
   Interest ...........................................          422,829
   Securities lending (net) ...........................           36,265
                                                           -------------
    Total income ......................................        3,082,330
                                                           -------------
 EXPENSES (NOTES 1, 2, 3, 4, 5, AND 7)
   Investment management fees .........................        2,145,407
   Distribution fees--Class IB ........................          825,147
   Administrative fees ................................           97,732
   Custodian fees .....................................           76,295
   Printing and mailing expenses ......................           69,140
   Professional fees ..................................           18,116
   Recoupment fees ....................................            7,123
   Trustees' fees .....................................            5,233
   Amortization of deferred organizational expense ....            6,294
   Miscellaneous ......................................            3,354
                                                           -------------
    Gross expenses ....................................        3,253,841
                                                           -------------
   Less: Waiver of investment management fees (Note 6)          (118,237)
                                                           -------------
    Net expenses ......................................        3,135,604
                                                           -------------
 NET INVESTMENT LOSS ..................................          (53,274)
                                                           -------------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
   Realized loss on securities ........................      (78,413,456)
   Net change in unrealized depreciation on securities       (21,358,850)
                                                           -------------
 NET REALIZED AND UNREALIZED LOSS .....................      (99,772,306)
                                                           -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ...........................................    $ (99,825,580)
                                                           =============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED DECEMBER 31,
                                                                                           -----------------------------------
                                                                                                 2001               2000
                                                                                           ----------------   ----------------
DECREASE IN NET ASSETS FROM OPERATIONS:
 Net investment loss ...................................................................    $      (53,274)    $    (954,463)
 Net realized loss on investments ......................................................       (78,413,456)       (7,996,673)
 Net change in unrealized depreciation on investments ..................................       (21,358,850)      (72,928,485)
                                                                                            --------------     -------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................................       (99,825,580)      (81,879,621)
                                                                                            --------------     -------------
DIVIDENDS AND DISTRIBUTIONS:
 CLASS IB
 Distributions from net realized capital gains .........................................                --          (631,854)
 Distributions in excess of realized gains .............................................                --        (8,170,841)
                                                                                            --------------     -------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS .....................................................                --        (8,802,695)
                                                                                            --------------     -------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IB
 Capital shares sold [11,270,969 and 7,707,586 shares, respectively ] ..................       164,387,179       153,206,487
 Capital shares issued in reinvestment of dividends and distributions [0 and 430,450
  shares, respectively ] ...............................................................                --         8,802,695
 Capital shares repurchased [ (11,378,064) and (2,993,477) shares, respectively ] ......      (163,149,822)      (57,534,581)
                                                                                            --------------     -------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS .................         1,237,357       104,474,601
                                                                                            --------------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ................................................       (98,588,223)       13,792,285
NET ASSETS:
 Beginning of year .....................................................................       397,967,742       384,175,457
                                                                                            --------------     -------------
 End of year (a) .......................................................................    $  299,379,519     $ 397,967,742
                                                                                            ==============     =============
----------
 (a) Includes accumulated overdistributed net investment income of .....................    $       (7,039)    $      (5,478)
                                                                                            --------------     -------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $86,505,252) (Note 1).............    $ 82,281,283
   Cash ........................................................           2,443
   Short-term investments held as collateral for loaned
    securities .................................................      14,986,471
   Dividends, interest and other receivables ...................          93,452
   Receivable from Separate Accounts for Trust shares sold .....          25,924
   Receivable for securities sold ..............................          19,226
   Deferred organizational costs (Note 1) ......................           6,234
   Other assets ................................................             286
                                                                    ------------
    Total assets ...............................................      97,415,319
                                                                    ------------
 LIABILITIES
   Collateral held for loaned securities .......................      14,986,471
   Payable to custodian ........................................          79,045
   Recoupment fees payable .....................................          62,681
   Variation margin payable on futures contracts ...............          24,006
   Distribution fees payable--Class IB .........................          23,293
   Investment management/advisory fees payable .................          16,989
   Payable to Separate Accounts for Trust shares redeemed ......           7,848
   Trustees' fees payable ......................................           1,464
   Administrative fees payable .................................           4,207
   Accrued expenses (Note 1) ...................................           6,681
                                                                    ------------
    Total liabilities ..........................................      15,212,685
                                                                    ------------
 NET ASSETS ....................................................    $ 82,202,634
                                                                    ============
   Net assets were comprised of:
   Paid in capital .............................................    $ 87,999,002
   Accumulated undistributed net investment income .............          24,082
   Accumulated undistributed net realized loss .................      (1,659,221)
   Unrealized depreciation on investments ......................      (4,161,229)
                                                                    ------------
    Net assets, December 31, 2001 ..............................    $ 82,202,634
                                                                    ============
 CLASS IB
   Net asset value, offering and redemption price per share,
    $82,202,634 / 8,987,108 shares outstanding (unlimited
    amount authorized: $0.01 par value) (Note 1)................    $       9.15
                                                                    ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends ............................................    $1,016,071
   Interest .............................................        87,170
   Securities lending (net) .............................        45,008
                                                             ----------
    Total income ........................................     1,148,249
                                                             ----------
 EXPENSES (NOTES 1, 2, 3, 4, 5, AND 7)
   Investment management fees ...........................       184,695
   Distribution fees--Class IB ..........................       184,695
   Custodian fees .......................................        68,617
   Recoupment fees ......................................        62,681
   Administrative fees ..................................        60,066
   Professional fees ....................................        20,078
   Printing and mailing expenses ........................        16,365
   Amortization of deferred organizational expense ......         6,271
   Trustees' fees .......................................         1,225
   Miscellaneous ........................................           598
                                                             ----------
    Gross expenses ......................................       605,291
                                                             ----------
   Less: Waiver of investment management fees (Note 6): .        (1,204)
                                                             ----------
    Net expenses ........................................       604,087
                                                             ----------
 NET INVESTMENT INCOME ..................................       544,162
                                                             ----------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
   Realized loss on:
   Securities ...........................................      (888,345)
   Future contracts .....................................       (13,581)
                                                             ----------
    Net realized loss ...................................      (901,926)
                                                             ----------
   Change in unrealized appreciation (depreciation):
   Securities ...........................................     2,244,713
   Future contracts .....................................       (27,746)
                                                             ----------
    Net change in unrealized appreciation ...............     2,216,967
                                                             ----------
 NET REALIZED AND UNREALIZED GAIN .......................     1,315,041
                                                             ----------
 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS .............................................    $1,859,203
                                                             ==========

                                                                                              YEAR ENDED DECEMBER 31,
STATEMENT OF CHANGES IN NET ASSETS                                                      -----------------------------------
                                                                                              2001               2000
                                                                                        ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ..............................................................    $     544,162      $     537,781
 Net realized gain (loss) on investments ............................................         (901,926)         8,338,883
 Net change in unrealized appreciation (depreciation) on investments ................        2,216,967        (12,310,642)
                                                                                         -------------      -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................        1,859,203         (3,433,978)
                                                                                         -------------      -------------
DIVIDENDS AND DISTRIBUTIONS:
 CLASS IB
 Dividends from net investment income ...............................................         (452,345)          (521,194)
 Distributions from net realized capital gains ......................................         (154,273)        (8,867,907)
                                                                                         -------------      -------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS ..................................................         (606,618)        (9,389,101)
                                                                                         -------------      -------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IB
 Capital shares sold [4,106,571 and 4,924,560 shares, respectively] .................       36,244,185         54,048,590
 Capital shares issued in reinvestment of dividends and distributions [67,858 and
  1,106,990 shares, respectively] ...................................................          606,618          9,389,101
 Capital shares repurchased [(3,241,860) and (3,498,948) shares, respectively] ......      (28,648,146)       (37,798,134)
                                                                                         -------------      -------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS ..............        8,202,657         25,639,557
                                                                                         -------------      -------------
TOTAL INCREASE IN NET ASSETS ........................................................        9,455,242         12,816,478
NET ASSETS:
 Beginning of year ..................................................................       72,747,392         59,930,914
                                                                                         -------------      -------------
 End of year (a) ....................................................................    $  82,202,634      $  72,747,392
                                                                                         =============      =============
 (a) Includes accumulated undistributed net investment income of ....................    $      24,082      $      41,510
                                                                                         -------------      -------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/T.ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

 ASSETS
   Investments at value (Cost $232,370,481) (Note 1)............    $ 192,497,247
   Cash (Foreign cash $646,889).................................        7,223,008
   Short-term investments held as collateral for loaned
    securities .................................................       12,974,941
   Receivable from Separate Accounts for Trust shares sold .....          272,191
   Receivable for securities sold ..............................          234,159
   Dividends, interest and other receivables ...................          212,017
   Deferred organizational costs (Note 1) ......................            2,083
   Other assets ................................................           14,404
                                                                    -------------
    Total assets ...............................................      213,430,050
                                                                    -------------
 LIABILITIES
   Collateral held for loaned securities .......................       12,974,941
   Payable to Separate Accounts for Trust shares redeemed ......        3,202,468
   Payable to custodian ........................................          118,898
   Investment management/advisory fees payable .................           89,374
   Distribution fees payable--Class IB .........................           40,105
   Administrative fees payable .................................           10,658
   Trustees' fees payable ......................................            2,318
                                                                    -------------
    Total liabilities ..........................................       16,438,762
                                                                    -------------
 NET ASSETS ....................................................    $ 196,991,288
                                                                    =============

   Net assets were comprised of:
   Paid in capital .............................................    $ 254,474,117
   Accumulated undistributed net investment income .............          (45,836)
   Accumulated undistributed net realized loss .................      (17,560,959)
   Unrealized depreciation on investments and foreign
    currencies .................................................      (39,876,034)
                                                                    -------------
    Net assets, December 31, 2001 ..............................    $ 196,991,288
                                                                    =============
 CLASS IB
   Net asset value, offering and redemption price per
    share,$196,991,288/ 23,604,614 shares outstanding
    (unlimited amount authorized: $0.01 par value) (Note 1).....    $        8.35
                                                                    =============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

 INVESTMENT INCOME (NOTE 1)
   Dividends (net of $246,777 foreign withholding tax)...    $   2,726,811
   Interest .............................................          385,716
   Securities lending (net) .............................           82,487
                                                             -------------
    Total income ........................................        3,195,014
                                                             -------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
   Investment management fees ...........................        1,515,752
   Distribution fees--Class IB ..........................          505,251
   Custodian fees .......................................          223,368
   Recoupment fees ......................................          214,190
   Administrative fees ..................................           76,411
   Printing and mailing expenses ........................           43,406
   Professional fees ....................................           24,776
   Amortization of deferred organizational expense ......            6,294
   Trustees' fees .......................................            3,228
   Miscellaneous ........................................            1,974
                                                             -------------
    Gross expenses ......................................        2,614,650
                                                             -------------
   Less: Waiver of investment management fees (Note 6) ..          (88,477)
                                                             -------------
    Net expenses ........................................        2,526,173
                                                             -------------
 NET INVESTMENT INCOME ..................................          668,841
                                                             -------------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
   Realized loss on:
   Securities ...........................................      (15,652,035)
   Foreign currency transactions ........................         (299,927)
                                                             -------------
    Net realized loss ...................................      (15,951,962)
                                                             -------------
   Change in unrealized depreciation on:
   Securities ...........................................      (34,298,526)
   Foreign currency translations ........................           (3,884)
                                                             -------------
    Net change in unrealized depreciation ...............      (34,302,410)
                                                             -------------
 NET REALIZED AND UNREALIZED LOSS .......................      (50,254,372)
                                                             -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS .............................................    $ (49,585,531)
                                                             =============

                                                                                               YEAR ENDED DECEMBER 31,
STATEMENT OF CHANGES IN NET ASSETS                                                       -----------------------------------
                                                                                               2001               2000
                                                                                         ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ...............................................................    $      668,841     $      185,225
 Net realized gain (loss) on investments .............................................       (15,951,962)        16,541,385
 Net change in unrealized depreciation on investments and foreign currencies .........       (34,302,410)       (60,988,560)
                                                                                          --------------     --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................       (49,585,531)       (44,261,950)
                                                                                          --------------     --------------
DIVIDENDS AND DISTRIBUTIONS:
 CLASS IB
 Dividends from net investment income ................................................          (398,675)                --
 Distributions from net realized capital gains .......................................           (42,135)       (16,941,648)
 Dividends in excess of net investment income ........................................                --            (68,264)
 Distributions in excess of realized gains ...........................................                --         (1,870,853)
                                                                                          --------------     --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS ...................................................          (440,810)       (18,880,765)
                                                                                          --------------     --------------
CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IB
 Capital shares sold [36,937,256 and 48,188,449 shares, respectively] ................       337,733,431        641,929,634
 Capital shares issued in reinvestment of dividends and distributions [53,206 and
  1,815,117 shares, respectively] ....................................................           440,810         18,880,765
 Capital shares repurchased [(34,285,985) and (44,011,162) shares, respectively] .....      (314,788,086)      (588,934,999)
                                                                                          --------------     --------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARES TRANSACTIONS ...............        23,386,155         71,875,400
                                                                                          --------------     --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............................................       (26,640,186)         8,732,685
NET ASSETS:
 Beginning of year ...................................................................       223,631,474        214,898,789
                                                                                          --------------     --------------
 End of year (a) .....................................................................    $  196,991,288     $  223,631,474
                                                                                          ==============     ==============
 ----------
 (a) Includes accumulated overdistributed net investment income of ...................    $      (45,836)    $     (112,957)
                                                                                          --------------     --------------

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/AGGRESSIVE STOCK PORTFOLIO(d)(e):
FINANCIAL HIGHLIGHTS

                                                                          CLASS IA
                                ----------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------------------------------
                                     2001              2000                 1999              1998              1997
                                -------------     -------------        -------------     -------------     -------------
Net asset value, beginning of
 year .......................   $       30.61     $       38.01        $       34.15     $       36.22     $       35.85
                                -------------     -------------        -------------     -------------     -------------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ....................            0.11              0.12                 0.12              0.09              0.04
 Net realized and
  unrealized gain (loss)
  on investments ............           (7.76)            (5.00)                6.22             (0.28)             3.71
                                -------------     -------------        -------------     -------------     -------------
 Total from investment
  operations ................           (7.65)            (4.88)                6.34             (0.19)             3.75
                                -------------     -------------        -------------     -------------     -------------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .........           (0.10)            (0.13)               (0.12)            (0.16)            (0.05)
 Distributions from
  realized gains ............           (0.03)            (2.39)               (2.36)            (1.72)            (3.33)
                                -------------     -------------        -------------     -------------     -------------
 Total dividends and
  distributions .............           (0.13)            (2.52)               (2.48)            (1.88)            (3.38)
                                -------------     -------------        -------------     -------------     -------------
Net asset value, end of
 year .......................   $       22.83     $       30.61        $       38.01     $       34.15     $       36.22
                                =============     =============        =============     =============     =============
Total return ................          (24.99)%          (13.13)%              18.84%             0.29%            10.94%
                                =============     =============        =============     =============     =============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) ....................   $   2,179,759     $   3,285,884        $   4,368,877     $   4,346,907     $   4,589,771
Ratio of expenses to
 average net assets .........            0.69%             0.65%(c)             0.56%             0.56%             0.54%
Ratio of net investment
 income (loss) to average
 net assets .................            0.42%             0.35%(c)             0.33%             0.24%             0.11%
Portfolio turnover rate .....             195%              151%                  87%              105%              123%




                                                                    CLASS IB
                                ------------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                ------------------------------------------------------------------------------
                                    2001            2000               1999            1998            1997
                                -----------     -----------        -----------     -----------     -----------
Net asset value, beginning of
 year .......................   $     30.46     $     37.83        $     34.01     $     36.13     $     35.83
                                -----------     -----------        -----------     -----------     -----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ....................          0.03            0.06               0.03            0.01           (0.11)
 Net realized and
  unrealized gain (loss)
  on investments ............         (7.69)          (4.99)              6.20           (0.29)           3.77
                                -----------     -----------        -----------     -----------     -----------
 Total from investment
  operations ................         (7.66)          (4.93)              6.23           (0.28)           3.66
                                -----------     -----------        -----------     -----------     -----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .........         (0.04)          (0.05)             (0.05)          (0.12)          (0.03)
 Distributions from
  realized gains ............         (0.03)          (2.39)             (2.36)          (1.72)          (3.33)
                                -----------     -----------        -----------     -----------     -----------
 Total dividends and
  distributions .............         (0.07)          (2.44)             (2.41)          (1.84)          (3.36)
                                -----------     -----------        -----------     -----------     -----------
Net asset value, end of
 year .......................   $     22.72     $     30.46        $     37.83     $     34.01     $     36.13
                                ===========     ===========        ===========     ===========     ===========
Total return ................        (25.18)%        (13.35)%            18.55%           0.05%          10.66%
                                ===========     ===========        ===========     ===========     ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) ....................   $   219,748     $   267,858        $   233,265     $   153,782     $    73,486
Ratio of expenses to
 average net assets .........          0.94%           0.90%(c)           0.81%           0.82%           0.81%
Ratio of net investment
 income (loss) to average
 net assets .................          0.12%           0.10%(c)           0.07%           0.02%          (0.28)%
Portfolio turnover rate .....           195%            151%                87%            105%            123%

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE COMMON STOCK PORTFOLIO(d)(e):
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                CLASS IA
                          -----------------------------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                          -----------------------------------------------------------------------------------------
                               2001             2000               1999               1998               1997
                          --------------    --------------     --------------     --------------     --------------
Net asset value,
 beginning of year ....   $        17.98    $        26.17     $        24.35     $        21.61     $        18.23
                          --------------    --------------     --------------     --------------     --------------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment
  income ..............             0.12              0.15               0.17               0.18               0.14
 Net realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions ........            (1.97)            (3.82)              5.84               5.99               5.12
                          --------------    --------------     --------------     --------------     --------------
 Total from investment
  operations ..........            (1.85)            (3.67)              6.01               6.17               5.26
                          --------------    --------------     --------------     --------------     --------------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...            (0.11)            (0.15)             (0.16)             (0.15)             (0.11)
 Distributions from
  realized gains ......            (0.32)            (4.37)             (4.03)             (3.28)             (1.77)
                          --------------    --------------     --------------     --------------     --------------
 Total dividends and
  distributions .......            (0.43)            (4.52)             (4.19)             (3.43)             (1.88)
                          --------------    --------------     --------------     --------------     --------------
Net asset value, end of
 year .................   $        15.70    $        17.98     $        26.17     $        24.35     $        21.61
                          ==============    ==============     ==============     ==============     ==============
Total return ..........           (10.50)%          (14.03)%            25.19%             29.39%             29.40%
                          ==============    ==============     ==============     ==============     ==============
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of year
 (000's) ..............   $    9,577,763    $   11,797,888     $   14,951,495     $   12,061,977     $    9,331,994
Ratio of expenses to
 average net assets ...             0.53%             0.47%              0.38%              0.39%              0.39%
Ratio of net investment
 income to average net
 assets ...............             0.67%             0.61%              0.65%              0.75%              0.69%
Portfolio turnover rate               40%               43%                57%                46%                52%

                                                                 CLASS IB
                          -----------------------------------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                          -----------------------------------------------------------------------------------
                              2001              2000              1999              1998            1997
                          -------------     -------------     -------------     -------------   -------------
Net asset value,
 beginning of year ....   $       17.88     $       26.05     $       24.30     $       21.58   $       18.22
                          -------------     -------------     -------------     -------------   -------------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment
  income ..............            0.07              0.08              0.10              0.10            0.10
 Net realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions ........           (1.95)            (3.78)             5.82              6.00            5.11
                          -------------     -------------     -------------     -------------   -------------
 Total from investment
  operations ..........           (1.88)            (3.70)             5.92              6.10            5.21
                          -------------     -------------     -------------     -------------   -------------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...           (0.07)            (0.10)            (0.14)            (0.10)          (0.08)
 Distributions from
  realized gains ......           (0.32)            (4.37)            (4.03)            (3.28)          (1.77)
                          -------------     -------------     -------------     -------------   -------------
 Total dividends and
  distributions .......           (0.39)            (4.47)            (4.17)            (3.38)          (1.85)
                          -------------     -------------     -------------     -------------   -------------
Net asset value, end of
 year .................   $       15.61     $       17.88     $       26.05     $       24.30   $       21.58
                          =============     =============     =============     =============   =============
Total return ..........          (10.73)%          (14.25)%           24.88%            29.06%          29.07%
                          =============     =============     =============     =============   =============
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of year
 (000's) ..............   $   1,831,258     $   1,918,284     $   1,642,066     $     834,144   $     228,780
Ratio of expenses to
 average net assets ...            0.78%             0.72%             0.63%             0.64%           0.64%
Ratio of net investment
 income to average net
 assets ...............            0.43%             0.35%             0.39%             0.44%           0.46%
Portfolio turnover rate              40%               43%               57%               46%             52%

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE GLOBAL PORTFOLIO(d):
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                         CLASS IA
                                ----------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------------------------------
                                    2001              2000                 1999              1998               1997
                                -------------     -------------        -------------     -------------     -------------
Net asset value, beginning of
 year .......................   $       18.50     $       25.16        $       19.46     $       17.29     $       16.92
                                -------------     -------------        -------------     -------------     -------------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ....................            0.02             (0.01)                0.10              0.14              0.17
 Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions ..............           (3.73)            (4.44)                7.25              3.56              1.75
                                -------------     -------------        -------------     -------------     -------------
 Total from investment
  operations ................           (3.71)            (4.45)                7.35              3.70              1.92
                                -------------     -------------        -------------     -------------     -------------

 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .........              --             (0.04)               (0.02)            (0.22)            (0.36)
 Distributions from
  realized gains ............           (0.01)            (2.17)               (1.63)            (1.31)            (1.19)
                                -------------     -------------        -------------     -------------     -------------
 Total dividends and
  distributions .............           (0.01)            (2.21)               (1.65)            (1.53)            (1.55)
                                -------------     -------------        -------------     -------------     -------------
Net asset value, end of
 year .......................   $       14.78     $       18.50        $       25.16     $       19.46     $       17.29
                                =============     =============        =============     =============     =============
Total return ................          (20.08)%          (18.66)%              38.53%            21.80%            11.66%
                                =============     =============        =============     =============     =============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) ....................   $   1,104,394     $   1,528,794        $   1,869,185     $   1,360,220     $   1,203,867
Ratio of expenses to average
 net assets .................            0.85%             0.78%(c)             0.70%             0.71%             0.69%
Ratio of net investment
 income (loss) to average ...            0.12%             (0.03)%(c)           0.45%             0.72%             0.97%
Portfolio turnover rate .....              45%               53%                  93%              105%               57%

                                                                 CLASS IB
                                --------------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                --------------------------------------------------------------------------
                                    2001            2000            1999            1998           1997
                                -----------     -----------     -----------     -----------    -----------
Net asset value, beginning of
 year .......................   $     18.36     $     25.05     $     19.41     $     17.27    $     16.91
                                -----------     -----------     -----------     -----------    -----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ....................          0.01           (0.01)           0.03            0.08           0.12
 Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions ..............         (3.72)          (4.47)           7.24            3.56           1.76
                                -----------     -----------     -----------     -----------    -----------
 Total from investment
  operations ................         (3.71)          (4.48)           7.27            3.64           1.88
                                -----------     -----------     -----------     -----------    -----------

 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .........            --           (0.04)             --           (0.19)         (0.33)
 Distributions from
  realized gains ............         (0.01)          (2.17)          (1.63)          (1.31)         (1.19)
                                -----------     -----------     -----------     -----------    -----------
 Total dividends and
  distributions .............         (0.01)          (2.21)          (1.63)          (1.50)         (1.52)
                                -----------     -----------     -----------     -----------    -----------
Net asset value, end of
 year .......................   $     14.64     $     18.36     $     25.05     $     19.41    $     17.27
                                ===========     ===========     ===========     ===========    ===========
Total return ................        (20.28)%        (18.86)%         38.17%          21.50%         11.38%
                                ===========     ===========     ===========     ===========    ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) ....................   $   195,530     $   198,482     $   121,052     $    47,982    $    21,520
Ratio of expenses to average
 net assets .................          1.10%           1.03%(c)        0.95%           0.96%          0.97%
Ratio of net investment
 income (loss) to average ...         (0.12)%         (0.28)%(c)       0.16%           0.41%          0.67%
Portfolio turnover rate .....            45%             53%             93%            105%            57%

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO(d)(e):
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                       CLASS IA
                                -----------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                -----------------------------------------------------------------------------------
                                    2001              2000              1999              1998            1997
                                -------------     -------------     -------------     -------------   -------------
Net asset value, beginning of
 period .....................   $       17.70     $       18.24     $       16.99     $       15.38   $       13.01
                                -------------     -------------     -------------     -------------   -------------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ......            0.19              0.17              0.06              0.06            0.15
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions ..............           (0.44)             1.35              3.05              3.08            3.30
                                -------------     -------------     -------------     -------------   -------------
 Total from investment
  operations ................           (0.25)             1.52              3.11              3.14            3.45
                                -------------     -------------     -------------     -------------   -------------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .........           (0.17)            (0.16)            (0.05)            (0.05)          (0.15)
 Distributions from
  realized gains ............           (0.72)            (1.90)            (1.81)            (1.48)          (0.93)
                                -------------     -------------     -------------     -------------   -------------
 Total dividends and
  distributions .............           (0.89)            (2.06)            (1.86)            (1.53)          (1.08)
                                -------------     -------------     -------------     -------------   -------------
Net asset value, end of
 period .....................   $       16.56     $       17.70     $       18.24     $       16.99   $       15.38
                                =============     =============     =============     =============   =============
Total return ................           (1.30)%            8.95%            18.66%            20.86%          26.90%
                                =============     =============     =============     =============   =============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ....................   $   1,568,312     $   1,418,245     $   1,241,619     $     877,744   $     555,059
Ratio of expenses to average
 net assets .................            0.63%             0.61%             0.57%             0.58%           0.58%
Ratio of net investment
 income to average net
 assets .....................            1.08%             0.92%             0.33%             0.38%           0.99%
Portfolio turnover rate .....              81%               57%               70%               74%             79%

                                                                    CLASS IB
                              ---------------------------------------------------------------------------------
                                                                                                   MAY 1,
                                                 YEAR ENDED DECEMBER 31,                          1997* TO
                              -------------------------------------------------------------     DECEMBER 31,
                                   2001            2000            1999           1998              1997
                              --------------- --------------- -------------- -------------- -------------------
Net asset value, beginning of
 period .....................   $     17.61     $     18.16     $     16.95     $     15.36     $     13.42
                                -----------     -----------     -----------     -----------     -----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ......          0.13            0.13            0.01            0.03            0.05
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions ..............         (0.42)           1.34            3.04            3.07            2.91
                                -----------     -----------     -----------     -----------     -----------
 Total from investment
  operations ................         (0.29)           1.47            3.05            3.10            2.96
                                -----------     -----------     -----------     -----------     -----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .........         (0.13)          (0.12)          (0.03)          (0.03)          (0.09)
 Distributions from
  realized gains ............         (0.72)          (1.90)          (1.81)          (1.48)          (0.93)
                                -----------     -----------     -----------     -----------     -----------
 Total dividends and
  distributions .............         (0.85)          (2.02)          (1.84)          (1.51)          (1.02)
                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of
 period .....................   $     16.47     $     17.61     $     18.16     $     16.95     $     15.36
                                ===========     ===========     ===========     ===========     ===========
Total return ................         (1.52)%          8.68%          18.37%          20.56%          22.41%(b)
                                ===========     ===========     ===========     ===========     ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ....................   $   673,499     $   464,600     $   261,663     $   120,558     $    32,697
Ratio of expenses to average
 net assets .................          0.88%           0.86%           0.82%           0.83%           0.83%(a)
Ratio of net investment
 income to average net
 assets .....................          0.83%           0.71%           0.06%           0.17%           0.43%(a)
Portfolio turnover rate .....            81%             57%             70%             74%             79%

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE GROWTH INVESTORS PORTFOLIO(d)(e):
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                        CLASS IA
                                  ----------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                  ----------------------------------------------------------------------------------------
                                      2001              2000              1999                 1998              1997
                                  -------------     -------------     -------------        -------------     -------------
Net asset value, beginning of
 year .........................   $       19.17     $       22.57     $       19.87        $       18.55     $       17.20
                                  -------------     -------------     -------------        -------------     -------------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ........            0.38              0.42              0.37                 0.41              0.41
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................           (2.77)            (1.99)             4.83                 3.03              2.43
                                  -------------     -------------     -------------        -------------     -------------
 Total from investment
  operations ..................           (2.39)            (1.57)             5.20                 3.44              2.84
                                  -------------     -------------     -------------        -------------     -------------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...........           (0.36)            (0.40)            (0.35)               (0.41)            (0.46)
 Distributions from realized
  gains .......................              --             (1.43)            (2.15)               (1.71)            (1.03)
                                  -------------     -------------     -------------        -------------     -------------
 Total dividends and
  distributions ...............           (0.36)            (1.83)            (2.50)               (2.12)            (1.49)
                                  -------------     -------------     -------------        -------------     -------------
Net asset value, end of year ..   $       16.42     $       19.17     $       22.57        $       19.87     $       18.55
                                  =============     =============     =============        =============     =============
Total return ..................          (12.43)%           (6.71)%           26.58%               19.13%            16.87%
                                  =============     =============     =============        =============     =============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)   $   1,836,200     $   2,293,353     $   2,495,787        $   1,963,074     $   1,630,389
Ratio of expenses to average
 net assets ...................            0.63%             0.60%             0.53%(d)             0.55%             0.57%
Ratio of net investment
income to average net assets ..            2.07%             1.89%             1.71%(d)             2.10%             2.18%
Portfolio turnover rate .......             170%               80%               98%                 102%              121%

                                                                    CLASS IB
                                  --------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                  --------------------------------------------------------------------------
                                      2001            2000            1999            1998           1997
                                  -----------     -----------     -----------     -----------    -----------
Net asset value, beginning of
 year .........................   $     19.10     $     22.51     $     19.84     $     18.52    $     17.19
                                  -----------     -----------     -----------     -----------    -----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ........          0.35            0.36            0.31            0.36           0.36
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................         (2.76)          (1.99)           4.82            3.03           2.43
                                  -----------     -----------     -----------     -----------    -----------
 Total from investment
  operations ..................         (2.41)          (1.63)           5.13            3.39           2.79
                                  -----------     -----------     -----------     -----------    -----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...........         (0.32)          (0.35)          (0.31)          (0.36)         (0.43)
 Distributions from realized
  gains .......................            --           (1.43)          (2.15)          (1.71)         (1.03)
                                  -----------     -----------     -----------     -----------    -----------
 Total dividends and
  distributions ...............         (0.32)          (1.78)          (2.46)          (2.07)         (1.46)
                                  -----------     -----------     -----------     -----------    -----------
Net asset value, end of year ..   $     16.37     $     19.10     $     22.51     $     19.84    $     18.52
                                  ===========     ===========     ===========     ===========    ===========
Total return ..................        (12.59)%         (6.94)%         26.27%          18.83%         16.58%
                                  ===========     ===========     ===========     ===========    ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)   $   325,151     $   326,220     $   202,850     $    92,027    $    35,730
Ratio of expenses to average
 net assets ...................          0.88%           0.85%           0.78%           0.80%          0.82%
Ratio of net investment
income to average net assets ..          2.06%           1.64%           1.44%           1.85%          1.88%
Portfolio turnover rate .......           170%             80%             98%            102%           121%

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE HIGH YIELD PORTFOLIO(d)(e):
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                  CLASS IA
                                  ---------------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------------------------------------
                                      2001            2000           1999             1998           1997
                                  -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of
 year .........................   $      6.00     $      7.43     $      8.71     $     10.41     $     10.02
                                  -----------     -----------     -----------     -----------     -----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ........          0.63            0.76            0.90            1.07            1.04
 Net realized and unrealized
  gain (loss) on investments ..         (0.58)          (1.40)          (1.19)          (1.56)           0.75
                                  -----------     -----------     -----------     -----------     -----------
 Total from investment
  operations ..................          0.05           (0.64)          (0.29)          (0.49)           1.79
                                  -----------     -----------     -----------     -----------     -----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...........         (0.59)          (0.79)          (0.96)          (1.03)          (0.97)
 Distributions from realized
  gains .......................            --              --           (0.01)          (0.18)          (0.43)
 Tax return of capital
  distributions ...............            --              --           (0.02)             --              --
                                  -----------     -----------     -----------     -----------     -----------
 Total dividends and
  distributions ...............         (0.59)          (0.79)          (0.99)          (1.21)          (1.40)
                                  -----------     -----------     -----------     -----------     -----------
Net asset value, end of year ..   $      5.46     $      6.00     $      7.43     $      8.71     $     10.41
                                  ===========     ===========     ===========     ===========     ===========
Total return ..................          0.89%          (8.65)%         (3.35)%         (5.15)%         18.48%
                                  ===========     ===========     ===========     ===========     ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)   $   254,910     $   263,012     $   336,292     $   405,308     $   355,473
Ratio of expenses to average
 net assets ...................          0.67%           0.67%           0.63%           0.63%           0.62%
Ratio of net investment
 income to average net
 assets .......................         10.15%          10.54%          10.53%          10.67%           9.82%
Portfolio turnover rate .......            88%             87%            178%            181%            390%

                                                                    CLASS IB
                                  ---------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------------------------------------
                                      2001            2000            1999           1998            1997
                                  -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of
 year .........................   $      5.97     $      7.40     $      8.69     $     10.39     $     10.01
                                  -----------     -----------     -----------     -----------     -----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ........          0.58            0.74            0.87            1.04            1.05
 Net realized and unrealized
  gain (loss) on investments ..         (0.54)          (1.40)          (1.18)          (1.56)           0.71
                                  -----------     -----------     -----------     -----------     -----------
 Total from investment
  operations ..................          0.04           (0.66)          (0.31)          (0.52)           1.76
                                  -----------     -----------     -----------     -----------     -----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...........         (0.58)          (0.77)          (0.95)          (1.00)          (0.95)
 Distributions from realized
  gains .......................            --              --           (0.01)          (0.18)          (0.43)
 Tax return of capital
  distributions ...............            --              --           (0.02)             --              --
                                  -----------     -----------     -----------     -----------     -----------
 Total dividends and
  distributions ...............         (0.58)          (0.77)          (0.98)          (1.18)          (1.38)
                                  -----------     -----------     -----------     -----------     -----------
Net asset value, end of year ..   $      5.43     $      5.97     $      7.40     $      8.69     $     10.39
                                  ===========     ===========     ===========     ===========     ===========
Total return ..................          0.66%          (8.90)%         (3.58)%         (5.38)%         18.19%
                                  ===========     ===========     ===========     ===========     ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)   $   285,484     $   230,916     $   230,290     $   207,042     $    66,338
Ratio of expenses to average
 net assets ...................          0.92%           0.92%           0.88%           0.88%           0.88%
Ratio of net investment
 income to average net
 assets .......................          9.97%          10.28%          10.25%          10.60%           9.76%
Portfolio turnover rate .......            88%             87%            178%            181%            390%

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO(d)(e):
FINANCIAL HIGHLIGHTS -- (Continued)

                                                              CLASS IA
                             ---------------------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                             ---------------------------------------------------------------------------
                                 2001            2000            1999            1998            1997
                             -----------     -----------     -----------     -----------     -----------
Net asset value, beginning
 of period ...............   $      9.46     $      9.18     $      9.67     $      9.44     $      9.29
                             -----------     -----------     -----------     -----------     -----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...          0.37            0.55            0.50            0.50            0.53
 Net realized and
  unrealized gain (loss)
  on investments .........          0.41            0.30           (0.49)           0.21            0.13
                             -----------     -----------     -----------     -----------     -----------
 Total from investment
  operations .............          0.78            0.85            0.01            0.71            0.66
                             -----------     -----------     -----------     -----------     -----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ......         (0.36)          (0.56)          (0.50)          (0.48)          (0.51)
 Tax return of capital
  distributions ..........            --           (0.01)             --              --              --
                             -----------     -----------     -----------     -----------     -----------
 Total dividends and
  distributions ..........         (0.36)          (0.57)          (0.50)          (0.48)          (0.51)
                             -----------     -----------     -----------     -----------     -----------
Net asset value, end of
 period ..................   $      9.88     $      9.46     $      9.18     $      9.67     $      9.44
                             ===========     ===========     ===========     ===========     ===========
Total return .............          8.23%           9.27%           0.02%           7.74%           7.29%
                             ===========     ===========     ===========     ===========     ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) .................   $   241,071     $   142,822     $   156,864     $   153,383     $   115,114
Ratio of expenses to
 average net assets ......          0.62%           0.58%           0.55%           0.55%           0.55%
Ratio of net investment
 income to average net
 assets ..................          4.84%           5.83%           5.16%           5.21%           5.61%
Portfolio turnover rate ..           463%            541%            408%            539%            285%




                                                              CLASS IB
                             ------------------------------------------------------------------------
                                                                                            MAY 1,
                                              YEAR ENDED DECEMBER 31,                      1997* TO
                             ---------------------------------------------------------   DECEMBER 31,
                                 2001            2000           1999           1998          1997
                             -----------     -----------    -----------    -----------    -----------
Net asset value, beginning
 of period ...............   $      9.43     $      9.15    $      9.66    $      9.43    $      9.27
                             -----------     -----------    -----------    -----------    -----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...          0.35            0.52           0.47           0.47           0.32
 Net realized and
  unrealized gain (loss)
  on investments .........          0.39            0.31          (0.49)          0.22           0.22
                             -----------     -----------    -----------    -----------    -----------
 Total from investment
  operations .............          0.74            0.83          (0.02)          0.69           0.54
                             -----------     -----------    -----------    -----------    -----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ......         (0.34)          (0.54)         (0.49)         (0.46)         (0.38)
 Tax return of capital
  distributions ..........            --           (0.01)            --             --             --
                             -----------     -----------    -----------    -----------    -----------
 Total dividends and
  distributions ..........         (0.34)          (0.55)         (0.49)         (0.46)         (0.38)
                             -----------     -----------    -----------    -----------    -----------
Net asset value, end of
 period ..................   $      9.83     $      9.43    $      9.15    $      9.66    $      9.43
                             ===========     ===========    ===========    ===========    ===========
Total return .............          7.98%           8.99%         (0.23)%         7.48%          5.83%(b)
                             ===========     ===========    ===========    ===========    ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) .................   $   204,870     $    71,267    $    45,911    $    30,898    $     5,052
Ratio of expenses to
 average net assets ......          0.87%           0.83%          0.80%          0.80%          0.81%(a)
Ratio of net investment
 income to average net
 assets ..................          4.59%           5.55%          4.91%          4.87%          5.15%(a)
Portfolio turnover rate ..           463%            541%           408%           539%           285%

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE INTERNATIONAL PORTFOLIO(d):
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                  CLASS IA
                            ------------------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                            ------------------------------------------------------------------------------
                                2001             2000              1999            1998            1997
                            -----------     -----------        -----------     -----------     -----------
Net asset value,
 beginning of period ....   $     10.62     $     15.03        $     11.13     $     10.27     $     11.50
                            -----------     -----------        -----------     -----------     -----------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment
  income (loss) .........          0.02           (0.01)              0.08            0.09            0.10
 Net realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions ..........         (2.42)          (3.33)              4.07            0.97           (0.45)
                            -----------     -----------        -----------     -----------     -----------
 Total from investment
  operations ............         (2.40)          (3.34)              4.15            1.06           (0.35)
                            -----------     -----------        -----------     -----------     -----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .....            --           (0.05)                --           (0.20)          (0.32)
 Distributions from
  realized gains ........         (0.19)          (1.02)             (0.25)             --           (0.56)
                            -----------     -----------        -----------     -----------     -----------
 Total dividends and
  distributions .........         (0.19)          (1.07)             (0.25)          (0.20)          (0.88)
                            -----------     -----------        -----------     -----------     -----------
Net asset value, end of
 period .................   $      8.03     $     10.62        $     15.03     $     11.13     $     10.27
                            ===========     ===========        ===========     ===========     ===========
Total return ............        (22.88)%        (22.77)%            37.31%          10.57%          (2.98)%
                            ===========     ===========        ===========     ===========     ===========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of period
 (000's) ................   $   167,610     $   228,325        $   268,541     $   204,767     $   190,611
Ratio of expenses to
 average net assets .....          1.10%           1.16%(c)           1.08%           1.06%           1.08%
Ratio of net investment
 income (loss) to
 average net assets .....          0.17%          (0.03)%(c)          0.70%           0.81%           0.83%
Portfolio turnover rate .            77%             80%               152%             59%             59%

                                                                   CLASS IB
                            ------------------------------------------------------------------------
                                                                                             MAY 1,
                                               YEAR ENDED DECEMBER 31,                      1997* TO
                            ----------------------------------------------------------     DECEMBER 31,
                               2001           2000              1999           1998           1997
                            ----------     ----------        ----------     ----------    ----------
Net asset value,
 beginning of period ....   $    10.55     $    14.96        $    11.11     $    10.26    $    11.39
                            ----------     ----------        ----------     ----------    ----------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment
  income (loss) .........          --#          (0.01)             0.04           0.05          0.02
 Net realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions ..........        (2.42)         (3.33)             4.06           0.98         (0.31)
                            ----------     ----------        ----------     ----------    ----------
 Total from investment
  operations ............        (2.42)         (3.34)             4.10           1.03         (0.29)
                            ----------     ----------        ----------     ----------    ----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .....           --          (0.05)               --          (0.18)        (0.28)
 Distributions from
  realized gains ........        (0.19)         (1.02)            (0.25)            --         (0.56)
                            ----------     ----------        ----------     ----------    ----------
 Total dividends and
  distributions .........        (0.19)         (1.07)            (0.25)         (0.18)        (0.84)
                            ----------     ----------        ----------     ----------    ----------
Net asset value, end of
 period .................   $     7.94     $    10.55        $    14.96     $    11.11    $    10.26
                            ==========     ==========        ==========     ==========    ==========
Total return ............       (23.23)%       (22.86)%           36.90%         10.30%       (2.54)%(b)
                            ==========     ==========        ==========     ==========    ==========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of period
 (000's) ................   $   36,054     $   37,171        $   18,977     $    7,543    $    3,286
Ratio of expenses to
 average net assets .....         1.35%          1.41%(c)          1.33%          1.31%         1.38%(a)
Ratio of net investment
 income (loss) to
 average net assets .....        (0.08)%        (0.28)%(c)         0.36%          0.44%         0.20%(a)
Portfolio turnover rate .           77%            80%              152%            59%           59%

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE MONEY MARKET PORTFOLIO (d)(e):
Financial Highlights -- (Continued)

                                                                CLASS IA
                             ---------------------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                             ---------------------------------------------------------------------------
                                 2001            2000            1999            1998            1997
                             -----------     -----------     -----------     -----------     -----------
Net asset value, beginning
 of year .................   $     10.33     $     10.28     $     10.22     $     10.18     $     10.17
                             -----------     -----------     -----------     -----------     -----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...          0.39            0.64            0.51            0.53            0.54
 Net realized and
  unrealized gain (loss)
  on investments .........           --+              --              --              --              --
                             -----------     -----------     -----------     -----------     -----------
 Total from investment
  operations .............          0.39            0.64            0.51            0.53            0.54
                             -----------     -----------     -----------     -----------     -----------

 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ......         (0.35)          (0.59)          (0.45)          (0.49)          (0.53)
                             -----------     -----------     -----------     -----------     -----------
Net asset value, end of
 year ....................   $     10.37     $     10.33     $     10.28     $     10.22     $     10.18
                             ===========     ===========     ===========     ===========     ===========
Total return .............          3.82%           6.24%           4.96%           5.34%           5.42%
                             ===========     ===========     ===========     ===========     ===========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) .................   $   860,719     $   893,097     $   883,988     $   723,311     $   449,960
Ratio of expenses to
 average net assets ......          0.40%           0.40%           0.37%           0.37%           0.39%
Ratio of net investment
 income to average net
 assets ..................          3.80%           6.02%           4.91%           5.13%           5.28%

                                                                  CLASS IB
                             -------------------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                             -------------------------------------------------------------------------------
                                  2001               2000           1999            1998            1997
                             -------------     -------------   -------------   -------------   -------------
Net asset value, beginning
 of year .................   $       10.28     $       10.25   $       10.21   $       10.17   $       10.16
                             -------------     -------------   -------------   -------------   -------------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...            0.31              0.61            0.49            0.49            0.52
 Net realized and
  unrealized gain (loss)
  on investments .........           0.06 +            (0.01)          (0.01)           0.02              --
                             -------------     -------------   -------------   -------------   -------------
 Total from investment
  operations .............            0.37              0.60            0.48            0.51            0.52
                             -------------     -------------   -------------   -------------   -------------

 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ......           (0.33)            (0.57)          (0.44)          (0.47)          (0.51)
                             -------------     -------------   -------------   -------------   -------------
Net asset value, end of
 year ....................   $       10.32     $       10.28   $       10.25   $       10.21   $       10.17
                             =============     =============   =============   =============   =============
Total return .............            3.63%             5.99%           4.71%           5.08%           5.16%
                             =============     =============   =============   =============   =============

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) .................   $   1,155,159     $     677,333   $     559,713   $     386,718   $     123,675
Ratio of expenses to
 average net assets ......            0.65%             0.65%           0.62%           0.62%           0.63%
Ratio of net investment
 income to average net
 assets ..................            3.38%             5.78%           4.68%           4.82%           5.02%

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE PREMIER GROWTH PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                                                               CLASS IA
                                       --------------------------------------------
                                        YEAR ENDED DECEMBER 31,      MAY 1, 1999*
                                       -------------------------        TO
                                          2001          2000      DECEMBER 31, 1999
                                       ----------     ----------  -----------------
Net asset value, beginning of period   $     9.65     $    11.87     $    10.00
                                       ----------     ----------     ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income (loss) ......        (0.01)         (0.01)          0.02
 Net realized and unrealized gain
  (loss) on investments ............        (2.29)         (2.14)          1.89
                                       ----------     ----------     ----------
 Total from investment operations ..        (2.30)         (2.15)          1.91
                                       ----------     ----------     ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income ...........................           --             --          (0.01)
 Distributions from realized gains .         -- #          (0.07)         (0.03)
                                       ----------     ----------     ----------
 Total dividends and distributions .           --          (0.07)         (0.04)
                                       ----------     ----------     ----------
Net asset value, end of period .....   $     7.35     $     9.65     $    11.87
                                       ==========     ==========     ==========
Total return .......................       (23.83)%       (18.15)%        19.14%(b)
                                       ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..   $   39,076     $   49,284     $   28,834
Ratio of expenses to average net
 assets after waivers ..............         0.90%          0.90%          0.90%(a)(c)
Ratio of expenses to average net
 assets before waivers (Note 6) ....         0.96%          0.94%          1.12%(a)(c)
Ratio of net investment income
 (loss) to average net assets after
 waivers ...........................        (0.15)%        (0.12)%         0.45%(a)(c)
Ratio of net investment income
 (loss) to average net assets
 before waivers (Note 6) ...........        (0.21)%        (0.16)%         0.23%(a)(c)
Portfolio turnover rate ............          140%           127%            29%
Effect of voluntary expense
 limitation during the period:
 (Note 6)
 Per share benefit to net
  investment income ................         $--#            $--     $     0.01

                                                            CLASS IB
                                       -------------------------------------------------
                                           YEAR ENDED DECEMBER 31,       MAY 1, 1999*
                                       -----------------------------          TO
                                            2001            2000       DECEMBER 31, 1999
                                       -------------   -------------   -----------------
Net asset value, beginning of period   $        9.62   $       11.86     $       10.00
                                       -------------   -------------     -------------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income (loss) ......           (0.03)          (0.03)             0.01
 Net realized and unrealized gain
  (loss) on investments ............           (2.28)          (2.14)             1.89
                                       -------------   -------------     -------------
 Total from investment operations ..           (2.31)          (2.17)             1.90
                                       -------------   -------------     -------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income ...........................              --              --             (0.01)
 Distributions from realized gains .             --#           (0.07)            (0.03)
                                       -------------   -------------     -------------
 Total dividends and distributions .              --           (0.07)            (0.04)
                                       -------------   -------------     -------------
Net asset value, end of period .....   $        7.31   $        9.62     $       11.86
                                       =============   =============     =============
Total return .......................          (24.01)%        (18.34)%           18.97%(b)
                                       =============   =============     =============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..   $     924,331   $   1,341,788     $     451,323
Ratio of expenses to average net
 assets after waivers ..............            1.15%           1.15%             1.15%(a)(c)
Ratio of expenses to average net
 assets before waivers (Note 6) ....            1.21%           1.19%             1.37%(a)(c)
Ratio of net investment income
 (loss) to average net assets after
 waivers ...........................           (0.40)%         (0.37)%            0.20%(a)(c)
Ratio of net investment income
 (loss) to average net assets
 before waivers (Note 6) ...........           (0.46)%         (0.40)%           (0.02)%(a)(c)
Portfolio turnover rate ............             140%            127%               29%
Effect of voluntary expense
 limitation during the period:
 (Note 6)
 Per share benefit to net
  investment income ................            $--#   $          --     $        0.01

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE QUALITY BOND PORTFOLIO(d)(e):
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                 CLASS IA
                                 ---------------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                 ---------------------------------------------------------------------------
                                     2001            2000            1999            1998            1997
                                 -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of
 period ......................   $      9.55     $      9.11     $      9.84     $      9.74     $      9.49
                                 -----------     -----------     -----------     -----------     -----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .......          0.57            0.60            0.54            0.55            0.60
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ...............          0.22            0.44           (0.74)           0.28            0.24
                                 -----------     -----------     -----------     -----------     -----------
 Total from investment
  operations .................          0.79            1.04           (0.20)           0.83            0.84
                                 -----------     -----------     -----------     -----------     -----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..........         (0.53)          (0.60)          (0.50)          (0.53)          (0.59)
 Distributions from realized
  gains ......................            --              --           (0.03)          (0.20)             --
                                 -----------     -----------     -----------     -----------     -----------
 Total dividends and
  distributions ..............         (0.53)          (0.60)          (0.53)          (0.73)          (0.59)
                                 -----------     -----------     -----------     -----------     -----------
Net asset value, end of period   $      9.81     $      9.55     $      9.11     $      9.84     $      9.74
                                 ===========     ===========     ===========     ===========     ===========
Total return .................          8.28%          11.48%          (2.00)%          8.69%           9.14%
                                 ===========     ===========     ===========     ===========     ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) .....................   $   309,097     $   553,109     $   329,895     $   322,418     $   203,233
Ratio of expenses to average
 net assets ..................          0.60%           0.59%           0.56%           0.57%           0.57%
Ratio of net investment
 income to average net assets           5.31%           6.34%           5.64%           5.48%           6.19%
Portfolio turnover rate ......           301%            282%            147%            194%            374%

                                                       CLASS IB
                                 -----------------------------------------------------
                                                                              JUNE 8,
                                           YEAR ENDED DECEMBER 31,           1998* TO
                                 ---------------------------------------   DECEMBER 31,
                                     2001           2000          1999        1998
                                 ----------     ----------    ----------    ----------
Net asset value, beginning of
 period ......................   $     9.52     $     9.09    $     9.84    $     9.90
                                 ----------     ----------    ----------    ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .......         0.51           0.57          0.52          0.25
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ...............         0.25           0.45         (0.75)         0.14
                                 ----------     ----------    ----------    ----------
 Total from investment
  operations .................         0.76           1.02         (0.23)         0.39
                                 ----------     ----------    ----------    ----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..........        (0.51)         (0.59)        (0.49)        (0.25)
 Distributions from realized
  gains ......................           --             --         (0.03)        (0.20)
                                 ----------     ----------    ----------    ----------
 Total dividends and
  distributions ..............        (0.51)         (0.59)        (0.52)        (0.45)
                                 ----------     ----------    ----------    ----------
Net asset value, end of period   $     9.77     $     9.52    $     9.09    $     9.84
                                 ==========     ==========    ==========    ==========
Total return .................         8.04%         11.28%        (2.25)%        4.05%(b)
                                 ==========     ==========    ==========    ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) .....................   $   46,843     $    9,159    $    1,094    $       10
Ratio of expenses to average
 net assets ..................         0.85%          0.84%         0.81%         0.81%(a)
Ratio of net investment
 income to average net assets          4.97%          5.98%         5.39%         5.06%(a)
Portfolio turnover rate ......          301%           282%          147%          194%

                       See Notes to Financial Statements.

THE EQ ADVISORS TRUST
EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO(d)(e):
FINANCIAL HIGHLIGHTS -- (Continued)

                                                              CLASS IA
                             ---------------------------------------------------------------------------
                                                                                                MAY 1,
                                                  YEAR ENDED DECEMBER 31,                     1997* TO
                             ----------------------------------------------------------      DECEMBER 31,
                                 2001            2000            1999            1998            1997
                             -----------     -----------     -----------     -----------     -----------
Net asset value, beginning
 of period ...............   $     15.06     $     15.11     $     11.82     $     12.35     $     10.00
                             -----------     -----------     -----------     -----------     -----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) .................         (0.06)          (0.07)          (0.05)           0.01            0.01
 Net realized and
  unrealized gain (loss)
  on investments .........         (1.89)           1.99            3.34           (0.54)           2.65
                             -----------     -----------     -----------     -----------     -----------
 Total from investment
  operations .............         (1.95)           1.92            3.29           (0.53)           2.66
                             -----------     -----------     -----------     -----------     -----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ......            --              --              --              --           (0.01)
 Distributions from
  realized gains .........         (0.21)          (1.97)             --              --           (0.30)
                             -----------     -----------     -----------     -----------     -----------
 Total dividends and
  distributions ..........         (0.21)          (1.97)             --              --           (0.31)
                             -----------     -----------     -----------     -----------     -----------
Net asset value, end of
 period ..................   $     12.90     $     15.06     $     15.11     $     11.82     $     12.35
                             ===========     ===========     ===========     ===========     ===========
Total return .............        (13.03)%         14.12%          27.75%          (4.28)%         26.74%(b)
                             ===========     ===========     ===========     ===========     ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) .................   $   461,312     $   501,596     $   241,000     $   198,360     $    94,676
Ratio of expenses to
 average net assets ......          0.81%           0.84%           0.95%           0.96%           0.95%(a)
Ratio of net investment
 income (loss) to average
 net assets ..............         (0.49)%         (0.37)%         (0.40)%          0.08%           0.10%(a)
Portfolio turnover rate ..           110%            142%            221%             94%             96%

                                                                   CLASS IB
                             ---------------------------------------------------------------------------
                                                                                                MAY 1,
                                                  YEAR ENDED DECEMBER 31,                     1997* TO
                             -------------------------------------------------------------   DECEMBER 31,
                                 2001            2000            1999            1998            1997
                             -----------     -----------     -----------     -----------     -----------
Net asset value, beginning
 of period ...............   $     14.92     $     15.03     $     11.79     $     12.34     $     10.00
                             -----------     -----------     -----------     -----------     -----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) .................         (0.08)          (0.11)          (0.08)          (0.02)          (0.01)
 Net realized and
  unrealized gain (loss)
  on investments .........         (1.88)           1.97            3.32           (0.53)           2.65
                             -----------     -----------     -----------     -----------     -----------
 Total from investment
  operations .............         (1.96)           1.86            3.24           (0.55)           2.64
                             -----------     -----------     -----------     -----------     -----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ......            --              --              --              --              --
 Distributions from
  realized gains .........         (0.21)          (1.97)             --              --           (0.30)
                             -----------     -----------     -----------     -----------     -----------
 Total dividends and
  distributions ..........         (0.21)          (1.97)             --              --           (0.30)
                             -----------     -----------     -----------     -----------     -----------
Net asset value, end of
 period ..................   $     12.75     $     14.92     $     15.03     $     11.79     $     12.34
                             ===========     ===========     ===========     ===========     ===========
Total return .............        (13.28)%         13.78%          27.46%          (4.44)%         26.57%(b)
                             ===========     ===========     ===========     ===========     ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) .................   $   387,833     $   360,635     $   162,331     $   112,254     $    46,324
Ratio of expenses to
 average net assets ......          1.06%           1.09%           1.20%           1.20%           1.15%(a)
Ratio of net investment
 income (loss) to average
 net assets ..............         (0.74)%         (0.62)%         (0.65)%         (0.17)%         (0.12)%(a)
Portfolio turnover rate ..           110%            142%            221%             94%             96%

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE TECHNOLOGY PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                                                     CLASS IA                            CLASS IB
                                            ---------------------------       --------------------------------
                                                           MAY 1, 2000*
                                             YEAR ENDED         TO             YEAR ENDED       MAY 1, 2000*
                                            DECEMBER 31,   DECEMBER 31,       DECEMBER 31,           TO
                                                2001           2000               2001       DECEMBER 31, 2000
                                            -----------    -----------          -----------  -----------------
Net asset value, beginning of period ....   $      6.68    $     10.00          $      6.67     $     10.00
                                            -----------    -----------          -----------     -----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..................         (0.01)          0.01                (0.03)             --
 Net realized and unrealized loss
   on investments .......................         (1.61)         (3.33)               (1.60)          (3.33)
                                            -----------    -----------          -----------     -----------
 Total from investment operations .......         (1.62)         (3.32)               (1.63)          (3.33)
                                            -----------    -----------          -----------     -----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ...           --#             --                  --#              --
                                            -----------    -----------          -----------     -----------
Net asset value, end of period ..........   $      5.06    $      6.68          $      5.04     $      6.67
                                            ===========    ===========          ===========     ===========
Total return ............................        (24.24)%      (33.20)%(b)          (24.43)%        (33.30)%(b)
                                            ===========    ===========          ===========     ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......   $    24,326    $    22,880          $   320,756     $   275,140
Ratio of expenses to average net assets
 after waivers ..........................          0.90%          0.90%(a)(c)          1.15%           1.15%(a)(c)
Ratio of expenses to average net assets
 before waivers (Note 6) ................          0.98%          0.96%(a)(c)          1.23%           1.21%(a)(c)
Ratio of net investment income to average
 net assets after waivers ...............         (0.31)%         0.25%(a)(c)         (0.56)%         (0.00)%(a)(c)
Ratio of net investment income to average
 net assets before waivers (Note 6) .....         (0.39)%         0.18%(a)(c)         (0.64)%         (0.07)%(a)(c)
Portfolio turnover rate .................            41%            49%                  41%             49%
Effect of voluntary expense limitation
 during the period: (Note 6)
 Per share benefit to net investment
   income ...............................          $--#            $--                 $--#             $--

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/AXP NEW DIMENSIONS PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                               CLASS IB
                                                                  ------------------------------------
                                                                                     SEPTEMBER 1, 2000*
                                                                     YEAR ENDED             TO
                                                                  DECEMBER 31, 2001  DECEMBER 31, 2000
                                                                  -----------------  -----------------
Net asset value, beginning of period .............................   $     8.31         $    10.00
                                                                     ----------         ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...........................................         0.01               0.01
 Net realized and unrealized loss on investments .................        (1.30)             (1.69)
                                                                     ----------         ----------
 Total from investment operations ................................        (1.29)             (1.68)
                                                                     ----------         ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ............................        (0.01)             (0.01)
                                                                     ----------         ----------
Net asset value, end of period ...................................   $     7.01         $     8.31
                                                                     ==========         ==========
Total return .....................................................       (15.51)%          (16.78)%(b)
                                                                     ==========         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ................................   $   18,809         $    6,899
Ratio of expenses to average net assets after waivers ............         0.95%              0.95%(a)
Ratio of expenses to average net assets before waivers (Note 6) ..         1.96%              2.13%(a)
Ratio of net investment income to average net assets after waivers         0.27%              0.55%(a)
Ratio of net investment loss to average net assets before waivers
 (Note 6) ........................................................        (0.74)%            (0.63)%(a)
Portfolio turnover rate ..........................................           20%                 3%
Effect of voluntary expense limitation during the period: (Note 6)
 Per share benefit to net investment income ......................   $     0.05         $     0.02

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/AXP STRATEGY AGGRESSIVE PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                                              CLASS IB
                                                                             ------------------------------------------
                                                                                                    SEPTEMBER 1, 2000*
                                                                                  YEAR ENDED                TO
                                                                              DECEMBER 31, 2001      DECEMBER 31, 2000
                                                                             -------------------   --------------------
Net asset value, beginning of period .....................................        $   6.21               $   10.00
                                                                                  --------               ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) ............................................           (0.01)                   0.01
 Net realized and unrealized loss on investments .........................           (2.05)                  (3.79)
                                                                                  --------               ----------
 Total from investment operations ........................................           (2.06)                  (3.78)
                                                                                  --------               ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....................................              --                   (0.01)
                                                                                  --------               ----------
Net asset value, end of period ...........................................        $   4.15               $    6.21
                                                                                  ========               ==========
Total return .............................................................          (33.39)%                (37.61)%(b)
                                                                                  ========               ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................        $ 20,139               $  15,160
Ratio of expenses to average net assets after waivers and reimbursements .            1.00%                   1.00%(a)
Ratio of expenses to average net assets before waivers and reimbursements
 (Note 6) ................................................................            1.72%                   1.52%(a)
Ratio of net investment income (loss) to average net assets after waivers
 and reimbursements ......................................................           (0.29)%                  0.49%(a)
Ratio of net investment income (loss) to average net assets before waivers
 and reimbursements (Note 6) .............................................           (1.01)%                 (0.03)%(a)
Portfolio turnover rate ..................................................             201%                     58%
Effect of voluntary expense limitation during the period: (Note 6)
 Per share benefit to net investment income ..............................        $     --#         s     $    0.01

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/BALANCED PORTFOLIO(d)(g):
FINANCIAL HIGHLIGHTS -- (Continued)


                                                                    CLASS IA
                                -------------------------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                -------------------------------------------------------------------------------------
                                     2001              2000              1999              1998             1997
                                -------------     -------------     -------------     -------------     -------------
Net asset value, beginning of
 period .....................   $       15.20     $       19.18     $       18.51     $       17.58     $       16.64
                                -------------     -------------     -------------     -------------     -------------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ......            0.40              0.60              0.52              0.56              0.58
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..............           (0.69)            (0.92)             2.69              2.54              1.86
                                -------------     -------------     -------------     -------------     -------------
 Total from investment
  operations ................           (0.29)            (0.32)             3.21              3.10              2.44
                                -------------     -------------     -------------     -------------     -------------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .........           (0.39)            (0.62)            (0.56)            (0.50)            (0.59)
 Distributions from realized
  gains .....................              --             (3.04)            (1.98)            (1.67)            (0.91)
                                -------------     -------------     -------------     -------------     -------------
 Total dividends and
  distributions .............           (0.39)            (3.66)            (2.54)            (2.17)            (1.50)
                                -------------     -------------     -------------     -------------     -------------
Net asset value, end of
 period .....................   $       14.52     $       15.20     $       19.18     $       18.51     $       17.58
                                =============     =============     =============     =============     =============
Total return ................           (1.85)%           (1.32)%           17.79%            18.11%            15.06%
                                =============     =============     =============     =============     =============
RATIOS/SUPPLEMENT DATA:
Net assets, end of period
 (000's) ....................   $   2,112,401     $   1,914,143     $   2,126,313     $   1,936,429     $   1,724,089
Ratio of expenses to average
 net assets after waivers ...            0.65%              N/A               N/A               N/A               N/A
Ratio of expenses to average
 net assets before waivers ..            0.65%             0.59%             0.44%             0.45%             0.45%
Ratio of net investment
 income to average net assets
 after waivers ..............            2.74%              N/A               N/A               N/A               N/A
Ratio of net investment
 income to average net
 assets before waivers ......            2.74%             3.17%             2.68%             3.00%             3.30%
Portfolio turnover rate .....             184%              183%              107%               95%              146%

                                                     CLASS IB
                                -----------------------------------------------------------
                                         YEAR ENDED DECEMBER 31,           JULY 8, 1998* TO
                                -----------------------------------------     DECEMBER 31,
                                   2001            2000            1999          1998
                                -----------     -----------    -----------  ---------------
Net asset value, beginning of
 period .....................   $     15.14     $     19.15    $     18.51    $     19.48
                                -----------     -----------    -----------    -----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ......          0.35            0.55           0.47           0.24
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..............         (0.67)          (0.93)          2.69           0.66
                                -----------     -----------    -----------    -----------
 Total from investment
  operations ................         (0.32)          (0.38)          3.16           0.90
                                -----------     -----------    -----------    -----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .........         (0.37)          (0.59)         (0.54)         (0.20)
 Distributions from realized
  gains .....................            --           (3.04)         (1.98)         (1.67)
                                -----------     -----------    -----------    -----------
 Total dividends and
  distributions .............         (0.37)          (3.63)         (2.52)         (1.87)
                                -----------     -----------    -----------    -----------
Net asset value, end of
 period .....................   $     14.45     $     15.14    $     19.15    $     18.51
                                ===========     ===========    ===========    ===========
Total return ................         (2.08)%         (1.58)%        17.50%          4.92%(b)
                                ===========     ===========    ===========    ===========
RATIOS/SUPPLEMENT DATA:
Net assets, end of period
 (000's) ....................   $   359,212     $    41,282    $    10,701    $        10
Ratio of expenses to average
 net assets after waivers ...          0.90%            N/A            N/A            N/A
Ratio of expenses to average
 net assets before waivers ..          0.90%           0.84%          0.69%          0.70%(a)
Ratio of net investment
 income to average net assets
 after waivers ..............          3.72%            N/A            N/A            N/A
Ratio of net investment
 income to average net
 assets before waivers ......          3.72%           2.92%          2.43%          2.65%(a)
Portfolio turnover rate .....           184%            183%           107%            95%

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO (h):
FINANCIAL HIGHLIGHTS -- (Continued)

                                                         CLASS IA                               CLASS IB
                                                     -----------------    ---------------------------------------------------------
                                                       MAY 18, 2001*                      YEAR ENDED DECEMBER 31,
                                                            TO            ---------------------------------------------------------
                                                     DECEMBER 31, 2001       2001           2000           1999           1998**
                                                     -----------------    ----------     ----------     -----------     -----------
Net asset value, beginning of period ................   $     12.26       $    11.73     $    12.06     $     11.94     $     10.00
                                                        -----------       ----------     ----------     -----------     -----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..............................          0.11             0.11           0.09            0.11            0.06
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .....         (0.26)            0.25          (0.33)           0.31            1.94
                                                        -----------       ----------     ----------     -----------     -----------
 Total from investment operations ...................         (0.15)            0.36          (0.24)           0.42            2.00
                                                        -----------       ----------     ----------     -----------     -----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ...............         (0.13)           (0.11)         (0.09)          (0.11)          (0.06)
 Distributions from realized gains ..................         (0.21)           (0.21)            --           (0.19)             --
                                                        -----------       ----------     ----------     -----------     -----------
 Total dividends and distributions ..................         (0.34)           (0.32)         (0.09)          (0.30)          (0.06)
                                                        -----------       ----------     ----------     -----------     -----------
Net asset value, end of period ......................   $     11.77       $    11.77     $    11.73     $     12.06     $     11.94
                                                        ===========       ==========     ==========     ===========     ===========
Total return ........................................         (1.21)%(b)        3.09%         (1.94)%          3.55%          20.01%
                                                        ===========       ==========     ==========     ===========     ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...................   $    18,000       $  608,741     $  176,049     $   133,503     $    74,588
Ratio of expenses to average net assets after waivers          0.70%(a)         0.95%          0.95%           0.94%           0.90%
Ratio of expenses to average net assets before
 waivers (Note 6) ...................................          0.73%(a)         0.98%          0.95%           1.00%           1.20%
Ratio of net investment income to average net assets
 after waivers ......................................          1.69%(a)         1.40%          0.91%           1.10%           1.19%
Ratio of net investment income to average net assets
 before waivers (Note 6) ............................          1.66%(a)         1.37%          0.91%           1.04%           0.89%
Portfolio turnover rate .............................            90%              90%            33%             32%             37%
Effect of voluntary expense limitation during the
 period: (Note 6)
 Per share benefit to net investment income .........   $       --#       $      --#     $       --     $      0.01     $      0.02

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                             CLASS IB
                                                         -------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,      SEPTEMBER 1, 1999*
                                                         ---------------------------            TO
                                                              2001           2000       DECEMBER 31, 1999
                                                         -------------   -----------   -------------------
Net asset value, beginning of period ....................   $    9.64     $   10.76        $   10.00
                                                            ---------     ---------        ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss ....................................       (0.02)        (0.01)           (0.01)
 Net realized and unrealized gain (loss) on investments .       (1.37)        (0.34)            0.83
                                                            ---------     ---------        ---------
 Total from investment operations .......................       (1.39)        (0.35)            0.82
                                                            ---------     ---------        ---------
 LESS DISTRIBUTIONS:
 Distributions from realized gains ......................       (0.26)        (0.77)           (0.06)
                                                            ---------     ---------        ---------
Net asset value, end of period ..........................   $    7.99     $    9.64        $   10.76
                                                            =========     =========        =========
Total return ............................................      (14.74)%       (2.87)%           8.09%(b)
                                                            =========     =========        =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......................   $   5,898     $   3,922        $   2,622
Ratio of expenses to average net assets after waivers ...        1.05%         1.05%            1.05%(a)
Ratio of expenses to average net assets before waivers
 (Note 6) ...............................................        2.36%         2.37%            5.38%(a)
Ratio of net investment loss to average net assets after
 waivers ................................................       (0.33)%       (0.11)%          (0.19)%(a)
Ratio of net investment loss to average net assets before
 waivers (Note 6) .......................................       (1.64)%       (1.43)%          (4.52)%(a)
Portfolio turnover rate .................................          46%           81%              45%
Effects of voluntary expense limitation during the period
 (Note 6)
 Per share benefit to net investment income .............   $    0.08     $    0.10        $      --

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                                          CLASS IB
                                                                  --------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,            MAY 1, 1999*
                                                                  -----------------------------------           TO
                                                                        2001               2000          DECEMBER 31, 1999
                                                                  ----------------   ----------------   ------------------
Net asset value, beginning of period ......................         $     11.28        $     14.10        $     10.00
                                                                    -----------        -----------        -----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................................                0.04               0.10                 --
 Net realized and unrealized gain (loss) on investments
   and foreign currency transactions ......................               (2.38)             (2.68)              4.10
                                                                    -----------        -----------        -----------
 Total from investment operations .........................               (2.34)             (2.58)              4.10
                                                                    -----------        -----------        -----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .....................               (0.14)                --                 --
 Dividends in excess of net investment income .............                  --              (0.07)                --
 Distributions from realized gains ........................               (0.03)             (0.17)                --
                                                                    -----------        -----------        -----------
 Total dividends and distributions ........................               (0.17)             (0.24)                --
                                                                    -----------        -----------        -----------
Net asset value, end of period ............................         $      8.77        $     11.28        $     14.10
                                                                    ===========        ===========        ===========
Total return ..............................................              (20.89)%           (19.19)%            41.00%(b)
                                                                    ===========        ===========        ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........................         $   101,683        $   110,486        $    52,049
Ratio of expenses to average net assets after waivers .....                1.20%              1.20%              1.20%(a)
Ratio of expenses to average net assets before waivers
 (Note 6) .................................................                1.39%              1.28%              1.65%(a)
Ratio of net investment income to average net assets after
 waivers ..................................................                0.39%              0.37%              0.02%(a)
Ratio of net investment income (loss) to average net assets
 before waivers (Note 6) ..................................                0.20%              0.29%             (0.43)%(a)
Portfolio turnover rate ...................................                  38%                26%                28%
Effect of voluntary expense limitation during the period:
 (Note 6)
 Per share benefit to net investment income ...............         $      0.02        $      0.02        $      0.02

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                                       CLASS IB
                                                                ----------------------------------------------------
                                                                                                    MAY 1, 1999*
                                                                    YEAR ENDED DECEMBER 31,              TO
                                                                -------------------------------      DECEMBER 31,
                                                                      2001            2000               1999
                                                                ---------------   -------------   ------------------
Net asset value, beginning of period ......................      $     11.18        $     10.69       $     10.00
                                                                 -----------        -----------       -----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................................             0.02               0.04              0.02
 Net realized and unrealized gain (loss) on investments
   and foreign currency transactions ......................            (0.25)              0.59              0.69
                                                                 -----------        -----------       -----------
 Total from investment operations .........................            (0.23)              0.63              0.71
                                                                 -----------        -----------       -----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .....................            (0.02)             (0.04)            (0.02)
 Distributions from realized gains ........................               --              (0.10)               --
                                                                 -----------        -----------       -----------
 Total dividends and distributions ........................            (0.02)             (0.14)            (0.02)
                                                                 -----------        -----------       -----------
Net asset value, end of period ............................      $     10.93        $     11.18       $     10.69
                                                                 ===========        ===========       ===========
Total return ..............................................            (2.04)%             5.92%             7.10%(b)
                                                                 ===========        ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........................      $   111,944        $    77,959       $    33,903
Ratio of expenses to average net assets after waivers .....             0.95%              0.95%             0.95%(a)
Ratio of expenses to average net assets before waivers
 (Note 6) .................................................             1.05%              1.06%             1.35%(a)
Ratio of net investment income to average net assets after
 waivers ..................................................             0.26%              0.47%             0.37%(a)
Ratio of net investment income (loss) to average net assets
 before waivers (Note 6) ..................................             0.16%              0.37%            (0.03)%(a)
Portfolio turnover rate ...................................               30%                38%               36%
Effect of voluntary expense limitation during the period:
 (Note 6)
 Per share benefit to net investment income ...............      $      0.01        $      0.01       $      0.02

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                                       CLASS IB
                                                                --------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,           MAY 1, 1999*
                                                                -------------------------------           TO
                                                                     2001              2000        DECEMBER 31, 1999
                                                                --------------     ------------   ------------------
Net asset value, beginning of period ......................      $     10.46        $     10.32        $     10.00
                                                                 -----------        -----------        -----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................................             0.03               0.05               0.02
 Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ..........................            (0.24)              0.30               0.35
                                                                 -----------        -----------        -----------
 Total from investment operations .........................            (0.21)              0.35               0.37
                                                                 -----------        -----------        -----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .....................            (0.03)             (0.05)             (0.02)
 Distributions from realized gains ........................              --#              (0.11)             (0.02)
 Distributions in excess of realized gains ................               --              (0.05)             (0.01)
                                                                 -----------        -----------        -----------
 Total dividends and distributions ........................            (0.03)             (0.21)             (0.05)
                                                                 -----------        -----------        -----------
Net asset value, end of period ............................      $     10.22        $     10.46        $     10.32
                                                                 ===========        ===========        ===========
Total return ..............................................            (2.01)%             3.56%              3.76%(b)
                                                                 ===========        ===========        ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........................      $   198,364        $   136,485        $    67,472
Ratio of expenses to average net assets after waivers .....             0.95%              0.95%              0.95%(a)
Ratio of expenses to average net assets before waivers
 (Note 6) .................................................             1.01%              1.01%              1.23%(a)
Ratio of net investment income to average net assets after
 waivers ..................................................             0.32%              0.60%              0.63%(a)
Ratio of net investment income to average net assets before
 waivers (Note 6) .........................................             0.26%              0.54%              0.35%(a)
Portfolio turnover rate ...................................               36%                43%                50%
Effect of voluntary expense limitation during the period:
 (Note 6)
 Per share benefit to net investment income ...............             $--#        $      0.01        $      0.01

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/EMERGING MARKETS EQUITY PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                                                 CLASS IB
                                                        ----------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,                   AUGUST 20, 1997*
                                                        ---------------------------------------------------------         TO
                                                            2001            2000           1999           1998     DECEMBER 31, 1997
                                                        -----------     -----------    -----------    -----------  -----------------
Net asset value, beginning of period ................   $      5.93     $     11.22    $      5.79    $      7.96    $    10.00
                                                        -----------     -----------    -----------    -----------    ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) .......................          0.02           (0.08)         (0.01)          0.03          0.04
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .....         (0.33)          (4.37)          5.55          (2.18)        (2.06)
                                                        -----------     -----------    -----------    -----------    ----------
 Total from investment operations ...................         (0.31)          (4.45)          5.54          (2.15)        (2.02)
                                                        -----------     -----------    -----------    -----------    ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ...............            --              --             --          (0.02)        (0.02)
 Distributions from realized gains ..................         (0.01)          (0.12)         (0.11)            --            --
 Distributions in excess of realized gains ..........            --           (0.72)            --             --            --
                                                        -----------     -----------    -----------    -----------    ----------
 Total dividends and distributions ..................         (0.01)          (0.84)         (0.11)         (0.02)        (0.02)
                                                        -----------     -----------    -----------    -----------    ----------
Net asset value, end of period ......................   $      5.61     $      5.93    $     11.22    $      5.79    $     7.96
                                                        ===========     ===========    ===========    ===========    ==========
Total return ........................................         (5.09)%        (40.12)%        95.82%        (27.10)%     (20.16)%(b)
                                                        ===========     ===========    ===========    ===========    ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...................   $   183,868     $   198,044    $   191,581    $    41,359    $   21,433
Ratio of expenses to average net assets after waivers
 and excluding taxes ................................          1.78%           1.75%          1.75%          1.75%         1.75%(a)
Ratio of expenses to average net assets before
 waivers and including taxes (Note 6) ...............          2.13%           1.92%          2.38%          2.63%         2.61%(a)
Ratio of net investment income (loss) to average net
 assets after waivers and excluding taxes ...........          0.32%          (0.86)%        (0.18)%         0.73%         1.96%(a)
Ratio of net investment income (loss) to average net
 assets before waivers and including taxes (Note 6) .         (0.03)%         (0.99)%        (0.82)%        (0.09)%        1.10%(a)
Portfolio turnover rate .............................           143%             95%           138%           114%           25%
Effect of voluntary expense limitation during the
 period: (Note 6)
 Per share benefit to net investment income .........   $      0.02     $      0.01    $      0.02    $      0.03    $     0.02

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/EQUITY 500 INDEX PORTFOLIO(d)(e)(f):
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                       CLASS IA
                                 -------------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                 -------------------------------------------------------------------------------------
                                      2001              2000             1999              1998              1997
                                 -------------     -------------     -------------     -------------     -------------
Net asset value, beginning of
 period ......................   $       25.34     $       29.57     $       25.00     $       19.74     $       15.16
                                 -------------     -------------     -------------     -------------     -------------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .......            0.26              0.25              0.28              0.27              0.26
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ...............           (3.28)            (3.13)             4.78              5.25              4.64
                                 -------------     -------------     -------------     -------------     -------------
 Total from investment
  operations .................           (3.02)            (2.88)             5.06              5.52              4.90
                                 -------------     -------------     -------------     -------------     -------------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..........           (0.25)            (0.19)            (0.27)            (0.25)            (0.25)
 Distributions from net
  realized gains .............           (0.02)            (1.16)            (0.22)            (0.01)            (0.07)
                                 -------------     -------------     -------------     -------------     -------------
 Total dividends and
  distributions ..............           (0.27)            (1.35)            (0.49)            (0.26)            (0.32)
                                 -------------     -------------     -------------     -------------     -------------
Net asset value, end of period   $       22.05     $       25.34     $       29.57     $       25.00     $       19.74
                                 =============     =============     =============     =============     =============
Total return .................          (11.95)%           (9.58)%           20.38%            28.07%            32.58%
                                 =============     =============     =============     =============     =============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) .....................   $   1,775,556     $   2,106,901     $   2,618,539     $   1,689,913     $     943,631
Ratio of expenses to average
 net assets ..................            0.31%             0.32%             0.33%             0.34%             0.37%
Ratio of net investment
 income to average net assets             1.08%             0.87%             1.05%             1.23%             1.46%
Portfolio turnover rate ......               3%               17%                5%                6%                3%

                                                                  CLASS IB
                                 --------------------------------------------------------------------------
                                                                                                  MAY 1,
                                                  YEAR ENDED DECEMBER 31,                       1997* TO
                                 ----------------------------------------------------------    DECEMBER 31,
                                     2001            2000            1999           1998           1997
                                 -----------     -----------     -----------    -----------    -----------
Net asset value, beginning of
 period ......................   $     25.22     $     29.50     $     24.98    $     19.73    $     16.35
                                 -----------     -----------     -----------    -----------    -----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .......          0.20            0.16            0.21           0.22           0.14
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ...............         (3.26)          (3.11)           4.78           5.24           3.48
                                 -----------     -----------     -----------    -----------    -----------
 Total from investment
  operations .................         (3.06)          (2.95)           4.99           5.46           3.62
                                 -----------     -----------     -----------    -----------    -----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..........         (0.19)          (0.17)          (0.25)         (0.20)         (0.17)
 Distributions from net
  realized gains .............         (0.02)          (1.16)          (0.22)         (0.01)         (0.07)
                                 -----------     -----------     -----------    -----------    -----------
 Total dividends and
  distributions ..............         (0.21)          (1.33)          (0.47)         (0.21)         (0.24)
                                 -----------     -----------     -----------    -----------    -----------
Net asset value, end of period   $     21.95     $     25.22     $     29.50    $     24.98    $     19.73
                                 ===========     ===========     ===========    ===========    ===========
Total return .................        (12.15)%         (9.81)%         20.08%         27.74%         22.28%(b)
                                 ===========     ===========     ===========    ===========    ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) .....................   $   925,533     $   928,578     $    20,931    $       443    $       110
Ratio of expenses to average
 net assets ..................          0.56%           0.57%           0.58%          0.59%          0.62%(a)
Ratio of net investment
 income to average net assets           0.83%           0.58%           0.78%          0.98%          1.10%(a)
Portfolio turnover rate ......             3%             17%              5%             6%             3%

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/EVERGREEN OMEGA PORTFOLIO:***
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                                             CLASS IB
                                                                            -------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                            -------------------------------------------
                                                                                 2001            2000           1999
                                                                            -------------   -------------   -----------
Net asset value, beginning of year ......................................     $   9.63        $ 10.93        $ 10.00
                                                                              --------        -------        -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) ...........................................        (0.02)         0.02            0.04
 Net realized and unrealized gain (loss) on investments .................        (1.62)         (1.30)          0.93
                                                                              --------        -------        -------
 Total from investment operations .......................................        (1.64)         (1.28)          0.97
                                                                              --------        -------        -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ...................................          --#         (0.02)          (0.04)
                                                                              --------        -------        -------
Net asset value, end of year ............................................     $   7.99        $  9.63        $ 10.93
                                                                              ========        =======        =======
Total return ............................................................       (17.02)%       (11.66)          9.70%
                                                                              ========        =======        =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) .........................................     $ 13,506       $ 8,676         $4,818
Ratio of expenses to average net assets after waivers ...................         0.95%        0.98%           1.05%
Ratio of expenses to average net assets before waivers (Note 6) .........         1.89%        1.76%           2.86%
Ratio of net investment income (loss) to average net assets after
 waivers ................................................................        (0.29)%       0.31%           0.63%
Ratio of net investment loss to average net assets before waivers
 (Note 6) ...............................................................        (1.23)%      (0.47)%         (1.18)%
Portfolio turnover rate .................................................          227%         115%            148%
Effect of voluntary expense limitation during the year: (Note 6)
 Per share benefit to net investment income .............................     $   0.06       $  0.04        $  0.11

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/FI MID CAP PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                                             CLASS IB
                                                                             -----------------------------------------
                                                                                                    SEPTEMBER 1, 2000*
                                                                                  YEAR ENDED                TO
                                                                              DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                             -------------------   -------------------
Net asset value, beginning of period ..............................             $     10.02            $     10.00
                                                                                -----------            -----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ............................................                    0.01                   0.01
 Net realized and unrealized gain (loss) on investments ...........                   (1.35)                  0.03
                                                                                -----------            -----------
 Total from investment operations .................................                   (1.34)                  0.04
                                                                                -----------            -----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .............................                   (0.01)                 (0.02)
                                                                                -----------            -----------
Net asset value, end of period ....................................             $      8.67            $     10.02
                                                                                ===========            ===========
Total return ......................................................                  (13.42)%                 0.46%(b)
                                                                                ===========            ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .................................             $   177,447            $    45,790
Ratio of expenses to average net assets after waivers .............                    1.00%                  1.00%(a)
Ratio of expenses to average net assets before waivers (Note 6) ...                    1.22%                  1.23%(a)
Ratio of net investment income to average net assets after waivers                     0.26%                  1.17%(a)
Ratio of net investment income to average net assets before waivers
 (Note 6) .........................................................                    0.04%                  0.94%(a)
Portfolio turnover rate ...........................................                     231%                    42%
Effect of voluntary expense limitation during the period: (Note 6)
 Per share benefit to net investment income .......................             $      0.01            $         --

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/FI SMALL/MID CAP VALUE PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                     CLASS IA
                                           --------------------------------------------------------------------
                                                                                                   NOVEMBER 24,
                                                                                                      1998*
                                                                                                       TO
                                                                                                   DECEMBER 31,
                                              2001             2000              1999                 1998
                                           ----------       ----------        ----------           ----------
Net asset value, beginning of period       $    11.21       $    10.76        $    10.59           $    10.40
                                           ----------       ----------        ----------           ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .............             0.12             0.10              0.03                 0.03
 Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions ............             0.36             0.48              0.19               0.23 +
                                           ----------       ----------        ----------           ----------
 Total from investment operations ..             0.48             0.58              0.22                 0.26
                                           ----------       ----------        ----------           ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income ...........................            (0.08)           (0.13)            (0.05)               (0.06)
 Distributions in excess of realized
  gains ............................               --               --                --                   --
 Return of capital distributions ...               --               --                --                (0.01)
                                           ----------       ----------        ----------           ----------
 Total dividends and distributions .            (0.08)           (0.13)            (0.05)               (0.07)
                                           ----------       ----------        ----------           ----------
Net asset value, end of period .....       $    11.61       $    11.21        $    10.76           $    10.59
                                           ==========       ==========        ==========           ==========
Total return .......................             4.29%            5.48%             2.07%                2.63%(b)
                                           ==========       ==========        ==========           ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..       $   18,087       $    7,269        $    2,339           $      747
Ratio of expenses to average net
 assets after waivers ..............             0.85%            0.82%(c)          0.75%(c)             0.75%(a)(c)
Ratio of expenses to average net
 assets before waivers (Note 6) ....             0.86%            0.87%(c)          0.84%(c)             0.92%(a)(c)
Ratio of net investment income to
 average net assets after waivers ..             1.28%            1.42%(c)          0.40%(c)             0.72%(a)(c)
Ratio of net investment income to
 average net assets before waivers
 (Note 6) ..........................             1.27%            1.37%(c)          0.32%(c)             0.55%(a)(c)
Portfolio turnover rate ............              106%             196%              192%                 111%
Effect of voluntary expense
 limitation during the period:
 (Note 6)
 Per share benefit to net investment
  income ...........................       $       --#      $     0.01        $     0.01           $     0.17

                                                                              CLASS IB
                                       -------------------------------------------------------------------------------------
                                                                                                                MAY 1, 1997*
                                                            YEAR ENDED DECEMBER 31,                                  TO
                                       -----------------------------------------------------------------        DECEMBER 31,
                                           2001            2000              1999               1998               1997
                                       -----------     -----------        -----------        -----------        -----------
Net asset value, beginning of period   $     11.22     $     10.78        $     10.61        $     11.85        $     10.00
                                       -----------     -----------        -----------        -----------        -----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .............          0.06            0.12               0.02               0.05               0.01
 Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions ............          0.39            0.43               0.17              (1.24)              1.90
                                       -----------     -----------        -----------        -----------        -----------
 Total from investment operations ..          0.45            0.55               0.19              (1.19)              1.91
                                       -----------     -----------        -----------        -----------        -----------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income ...........................         (0.06)          (0.11)             (0.02)             (0.04)             (0.01)
 Distributions in excess of realized
  gains ............................            --              --                 --                 --              (0.05)
 Return of capital distributions ...            --              --                 --              (0.01)                --
                                       -----------     -----------        -----------        -----------        -----------
 Total dividends and distributions .         (0.06)          (0.11)             (0.02)             (0.05)             (0.06)
                                       -----------     -----------        -----------        -----------        -----------
Net asset value, end of period .....   $     11.61     $     11.22        $     10.78        $     10.61        $     11.85
                                       ===========     ===========        ===========        ===========        ===========
Total return .......................          4.04%           5.13%              1.80%            (10.02)%            19.15%(b)
                                       ===========     ===========        ===========        ===========        ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..   $   429,560     $   153,232        $   149,618        $   166,746        $   120,880
Ratio of expenses to average net
 assets after waivers ..............          1.10%           1.07%(c)           1.00%(c)           1.00%(c)           1.00%(a)
Ratio of expenses to average net
 assets before waivers (Note 6) ....          1.11%           1.12%(c)           1.09%(c)           1.17%(c)           1.70%(a)
Ratio of net investment income to
 average net assets after waivers ..          1.03%           1.17%(c)           0.21%(c)           0.47%(c)           0.26%(a)
Ratio of net investment income to
 average net assets before waivers
 (Note 6) ..........................          1.02%           1.12%(c)           0.12%(c)           0.30%(c)          (0.44)%(a)
Portfolio turnover rate ............           106%            196%               192%               111%                44%
Effect of voluntary expense
 limitation during the period:
 (Note 6)
 Per share benefit to net investment
  income ...........................   $        --#    $        --        $      0.02        $      0.02        $      0.03

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO:**
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                           CLASS IB
                                                                   -------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                                   -------------------------
                                                                      2001           2000
                                                                   ----------     ----------
Net asset value, beginning of year ........................        $    11.80     $    14.87
                                                                   ----------     ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................................              0.09           0.11
 Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ..........................             (3.09)         (2.72)
                                                                   ----------     ----------
 Total from investment operations .........................             (3.00)         (2.61)
                                                                   ----------     ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .....................             (0.03)            --
 Dividends in excess of net investment income .............                --          (0.01)
 Distributions from realized gains ........................             (0.03)         (0.45)
                                                                   ----------     ----------
 Total dividends and distributions ........................             (0.06)         (0.46)
                                                                   ----------     ----------
Net asset value, end of year ..............................        $     8.74     $    11.80
                                                                   ==========     ==========
Total return ..............................................            (25.47)%       (17.63)%
                                                                   ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ...........................        $   80,083     $   99,467
Ratio of expenses to average net assets after waivers .....              1.01%          1.01%(c)
Ratio of expenses to average net assets before waivers
 (Note 6) .................................................              1.01%          1.04%(c)
Ratio of net investment income to average net assets after
 waivers ..................................................              0.88%          0.86%(c)
Ratio of net investment income to average net assets before
 waivers (Note 6) .........................................              0.88%          0.83%(c)
Portfolio turnover rate ...................................                 8%            12%
Effect of voluntary expense limitation during the period:
 (Note 6)
 Per share benefit to net investment income ...............               $--            $--

                                                                            CLASS IB
                                                                   ----------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                                   ----------------------------
                                                                       1999               1998
                                                                   ----------        ----------
Net asset value, beginning of year ........................        $    11.85        $    10.00
                                                                   ----------        ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................................              0.10              0.08
 Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ..........................              3.15              1.92
                                                                   ----------        ----------
 Total from investment operations .........................              3.25              2.00
                                                                   ----------        ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .....................             (0.10)            (0.15)
 Dividends in excess of net investment income .............             (0.02)               --
 Distributions from realized gains ........................             (0.11)               --
                                                                   ----------        ----------
 Total dividends and distributions ........................             (0.23)            (0.15)
                                                                   ----------        ----------
Net asset value, end of year ..............................        $    14.87        $    11.85
                                                                   ==========        ==========
Total return ..............................................             27.50%            20.07%
                                                                   ==========        ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ...........................        $   94,581        $   48,075
Ratio of expenses to average net assets after waivers .....              0.94%(c)          0.84%(c)
Ratio of expenses to average net assets before waivers
 (Note 6) .................................................              1.05%(c)          1.49%(c)
Ratio of net investment income to average net assets after
 waivers ..................................................              0.96%(c)          1.11%(c)
Ratio of net investment income to average net assets before
 waivers (Note 6) .........................................              0.85%(c)          0.46%(c)
Portfolio turnover rate ...................................                 7%                3%
Effect of voluntary expense limitation during the period:
 (Note 6)
 Per share benefit to net investment income ...............        $     0.03        $     0.05

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/JANUS LARGE CAP GROWTH PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                                            CLASS IB
                                                                             ----------------------------------------
                                                                                                   SEPTEMBER 1, 2000*
                                                                                 YEAR ENDED                TO
                                                                             DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                             -----------------     -----------------
Net asset value, beginning of period .............................              $      8.42             $     10.00
                                                                                -----------             -----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss .............................................                    (0.01)                     --
 Net realized and unrealized gain (loss) on investments ..........                    (1.92)                  (1.57)
                                                                                -----------             -----------
 Total from investment operations ................................                    (1.93)                  (1.57)
                                                                                -----------             -----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ............................                      --#                   (0.01)
 Distributions from net realized gains ...........................                      --#                     --#
                                                                                -----------             -----------
 Total dividends and distributions ...............................                       --                   (0.01)
                                                                                -----------             -----------
Net asset value, end of period ...................................              $      6.49             $      8.42
                                                                                ===========             ===========
Total return .....................................................                   (22.91)%                (15.70)%(b)
                                                                                ===========             ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ................................              $   163,096             $    55,402
Ratio of expenses to average net assets after waivers ............                     1.15%                   1.15%(a)
Ratio of expenses to average net assets before waivers (Note 6) ..                     1.29%                   1.37%(a)
Ratio of net investment income (loss) to average net assets after
 waivers .........................................................                    (0.27)%                  0.65%(a)
Ratio of net investment income (loss) to average net assets before
waivers  (Note 6) ................................................                    (0.41)%                  0.43%(a)
Portfolio turnover rate ..........................................                       27%                      0%
Effect of voluntary expense limitation during the period (Note 8):
 Per share benefit to net investment income ......................              $      0.01             $       --#

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/J.P. MORGAN CORE BOND PORTFOLIO:**
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                                     CLASS IB
                                                            -----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------------
                                                                2001            2000            1999            1998
                                                            -----------     -----------     -----------     -----------
Net asset value, beginning of year ......................   $     10.51     $      9.92     $     10.57     $     10.00
                                                            -----------     -----------     -----------     -----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..................................          0.46            0.54            0.49            0.21
 Net realized and unrealized gain (loss) on
   investments and foreign currency transactions ........          0.45            0.61           (0.66)           0.70
                                                            -----------     -----------     -----------     -----------
 Total from investment operations .......................          0.91            1.15           (0.17)           0.91
                                                            -----------     -----------     -----------     -----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ...................         (0.46)          (0.56)          (0.48)          (0.21)
 Dividends in excess of net investment income ...........            --              --              --           (0.01)
 Distributions from realized gains ......................         (0.20)             --              --           (0.11)
 Distributions in excess of realized gains ..............            --              --              --           (0.01)
                                                            -----------     -----------     -----------     -----------
 Total dividends and distributions ......................         (0.66)          (0.56)          (0.48)          (0.34)
                                                            -----------     -----------     -----------     -----------
Net asset value, end of year ............................   $     10.76     $     10.51     $      9.92     $     10.57
                                                            ===========     ===========     ===========     ===========
Total return ............................................          7.95%          11.55%          (1.64)%          9.02%
                                                            ===========     ===========     ===========     ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) .........................   $   429,056     $   233,916     $   156,581     $   103,326
Ratio of expenses to average net assets after waivers ...          0.80%           0.80%           0.80%           0.80%
Ratio of expenses to average net assets before waivers
 (Note 6) ...............................................          0.81%           0.81%           0.89%           1.03%
Ratio of net investment income to average net
 assets after waivers ...................................          5.18%           5.92%           5.53%           4.95%
Ratio of net investment income to average net
 assets before waivers (Note 6) .........................          5.17%           5.91%           5.44%           4.72%
Portfolio turnover rate .................................           211%            185%            233%            428%
Effect of voluntary expense limitation during the period:
 (Note 6)
 Per share benefit to net investment income .............   $       --#     $        --     $      0.01     $      0.01

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/LAZARD SMALL CAP VALUE PORTFOLIO:**
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                                        CLASS IB
                                                             ----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
                                                                 2001            2000            1999           1998
                                                             -----------     -----------     -----------    -----------
Net asset value, beginning of year .......................   $     10.76     $      9.32     $      9.27    $     10.00
                                                             -----------     -----------     -----------    -----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................................          0.05            0.03            0.04           0.02
 Net realized and unrealized gain (loss) on investments
   and foreign currency transactions .....................          1.82            1.68            0.11          (0.72)
                                                             -----------     -----------     -----------    -----------
 Total from investment operations ........................          1.87            1.71            0.15          (0.70)
                                                             -----------     -----------     -----------    -----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....................         (0.04)          (0.02)          (0.04)         (0.03)
 Distributions from realized gains .......................         (1.07)          (0.25)          (0.06)            --
                                                             -----------     -----------     -----------    -----------
 Total dividends and distributions .......................         (1.11)          (0.27)          (0.10)         (0.03)
                                                             -----------     -----------     -----------    -----------
Net asset value, end of year .............................   $     11.52     $     10.76     $      9.32    $      9.27
                                                             ===========     ===========     ===========    ===========
Total return .............................................         17.74%          18.56%           1.66%         (7.03)%
                                                             ===========     ===========     ===========    ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ..........................   $   175,167     $   107,433     $    72,607    $    51,046
Ratio of expenses to average net assets after waivers ....          1.10%           1.12%           1.20%          1.20%
Ratio of expenses to average net assets before waivers
 (Note 6) ................................................          1.13%           1.15%           1.30%          1.54%
Ratio of net investment income to average net assets after
 waivers .................................................          0.54%           0.31%           0.48%          0.52%
Ratio of net investment income to average net assets
 before waivers (Note 6) .................................          0.51%           0.28%           0.39%          0.18%
Portfolio turnover rate ..................................            91%             69%             48%            21%
Effect of voluntary expense limitation during the year:
 (Note 6)
 Per share benefit to net investment income ..............   $       --#     $        --     $      0.01    $      0.02

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MARSICO FOCUS PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                                              CLASS IB
                                                                                         ------------------
                                                                                          AUGUST 31, 2001*
                                                                                                 TO
                                                                                          DECEMBER 31, 2001
                                                                                         ------------------
Net asset value, beginning of period ................................................        $   10.00
                                                                                             ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss ................................................................              --#
 Net realized and unrealized gain on investments ....................................             1.39
                                                                                             ---------
 Total from investment operations ...................................................             1.39
                                                                                             ---------
 Net asset value, end of period .....................................................        $   11.39
                                                                                             =========
 Total return .......................................................................            13.90%(b)
                                                                                             =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...................................................        $   9,292
Ratio of expenses to average net assets after waivers and reimbursements ............             1.15%(a)
Ratio of expenses to average net assets before waivers and reimbursements (Note 6) ..             3.59%(a)
Ratio of net investment income to average net assets after waivers and reimbursements            (0.13)%(a)
Ratio of net investment income to average net assets before waivers and
 reimbursements (Note 6) ............................................................            (2.57)%(a)
Portfolio turnover rate .............................................................               22%

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                                           CLASS IB
                                                            ---------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,                 MAY 1, 1997*
                                                            --------------------------------------------------         TO
                                                               2001         2000           1999         1998    DECEMBER 31, 1997
                                                            ---------    -----------    ---------    ---------  -----------------
Net asset value, beginning of period ....................   $   13.85    $     13.76    $   12.36    $   11.58     $     10.00
                                                            ---------    -----------    ---------    ---------     -----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..................................        0.10           0.21         0.17         0.12            0.06
 Net realized and unrealized gain on investments
  and foreign currency transactions .....................        0.65           1.33         2.15         1.21            1.64
                                                            ---------    -----------    ---------    ---------     -----------
 Total from investment operations .......................        0.75           1.54         2.32         1.33            1.70
                                                            ---------    -----------    ---------    ---------     -----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ...................       (0.10)         (0.21)       (0.18)       (0.12)          (0.06)
 Distributions from realized gains ......................       (0.73)         (1.24)       (0.74)       (0.43)          (0.05)
 Distributions in excess of realized gains ..............          --             --           --           --           (0.01)
                                                            ---------    -----------    ---------    ---------     -----------
 Total dividends and distributions ......................       (0.83)         (1.45)       (0.92)       (0.55)          (0.12)
                                                            ---------    -----------    ---------    ---------     -----------
Net asset value, end of period ..........................   $   13.77    $     13.85    $   13.76    $   12.36     $     11.58
                                                            =========    ===========    =========    =========     ===========
Total return ............................................        5.49%         11.81%       19.00%       11.59%          16.99%(b)
                                                            =========    ===========    =========    =========     ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......................   $ 613,150    $   392,035    $ 300,467    $ 174,104     $    49,495
Ratio of expenses to average net assets after waivers ...        0.95%          0.92%        0.85%        0.85%           0.85%(a)
Ratio of expenses to average net assets before waivers
 (Note 6) ...............................................        0.95%          0.93%        0.96%        1.06%           1.89%(a)
Ratio of net investment income to average net assets
 after waivers ..........................................        0.85%          1.56%        1.42%        1.41%           1.91%(a)
Ratio of net investment income to average net assets
 before waivers (Note 6) ................................        0.85%          1.55%        1.31%        1.20%           0.87%(a)
Portfolio turnover rate .................................          64%            81%          71%          83%             25%
Effect of voluntary expense limitation during the period:
 (Note 6)
 Per share benefit to net investment income .............   $     --#    $        --    $    0.01    $    0.02     $      0.03

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                     CLASS IA
                                      -----------------------------------------------------------------------
                                                 YEAR ENDED DECEMBER 31,                   NOVEMBER 24,
                                      ----------------------------------------------           1998*
                                                                                                TO
                                                                                           DECEMBER 31,
                                           2001          2000            1999                  1998
                                      ------------- ------------- ------------------ ------------------------
Net asset value, beginning
 of period .....................        $    20.91     $    27.40     $    16.04             $    14.18
                                        ----------     ----------     ----------             ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) .......................              0.07           0.04           0.01                     --
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions .................             (7.16)         (5.13)         11.83                   1.86
                                        ----------     ----------     ----------             ----------
 Total from investment
  operations ...................             (7.09)         (5.09)         11.84                   1.86
                                        ----------     ----------     ----------             ----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ............                --             --             --                     --
 Distributions from realized
  gains ........................                --#            --          (0.48)                    --
 Distributions in excess of
  realized gains ...............                --          (1.40)            --                     --
                                        ----------     ----------     ----------             ----------
 Total dividends and
  distributions ................                --          (1.40)         (0.48)                    --
                                        ----------     ----------     ----------             ----------
Net asset value, end of period .        $    13.82     $    20.91     $    27.40             $    16.04
                                        ==========     ==========     ==========             ==========
Total return ...................            (33.89)%       (18.56)%        74.43%                 13.12%(b)
                                        ==========     ==========     ==========             ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) .......................        $   43,918     $   72,889     $   46,248             $    5,978
Ratio of expenses to average
 net assets after waivers ......               N/A           0.70%          0.60%(c)               0.60%(a)(c)
Ratio of expenses to average
 net assets before waivers
 (Note 6) ......................              0.72%          0.70%          0.70%(c)               0.79%(a)(c)
Ratio of net investment
 income (loss) to average net
 assets after waivers ..........               N/A           0.15%          0.09%(c)              (0.05)%(a)(c)
Ratio of net investment
 income (loss) to average net
 assets before waivers (Note 6)               0.02%          0.14%          (0.01)%(c)            (0.24)%(a)(c)
Portfolio turnover rate ........               278%           203%           184%                    79%
Effect of voluntary expense
 limitation during the period:
 (Note 6)
 Per share benefit to net
  investment income ............        $       --     $       --     $     0.01             $       --

                                                                              CLASS IB
                                   -----------------------------------------------------------------------------------------
                                                                                                                  MAY 1,
                                                                                                                   1997*
                                                         YEAR ENDED DECEMBER 31,                                    TO
                                   ----------------------------------------------------------------------      DECEMBER 31,
                                       2001              2000              1999                 1998               1997
                                   -------------     -------------     -------------        -------------      -------------
Net asset value, beginning
 of period .....................   $       20.78     $       27.33     $       16.04        $       11.92      $       10.00
                                   -------------     -------------     -------------        -------------      -------------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) .......................           (0.04)            (0.02)            (0.02)               (0.03)              0.02
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions .................           (7.04)            (5.13)            11.79                 4.15               2.21
                                   -------------     -------------     -------------        -------------      -------------
 Total from investment
  operations ...................           (7.08)            (5.15)            11.77                 4.12               2.23
                                   -------------     -------------     -------------        -------------      -------------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ............              --                --                --                   --              (0.02)
 Distributions from realized
  gains ........................             --#                --             (0.48)                  --              (0.18)
 Distributions in excess of
  realized gains ...............              --             (1.40)               --                   --              (0.11)
                                   -------------     -------------     -------------        -------------      -------------
 Total dividends and
  distributions ................              --             (1.40)            (0.48)                  --              (0.31)
                                   -------------     -------------     -------------        -------------      -------------
Net asset value, end of period .   $       13.70     $       20.78     $       27.33        $       16.04      $       11.92
                                   =============     =============     =============        =============      =============
Total return ...................          (34.06)%          (18.83)%           73.62%               34.57%             22.42%(b)
                                   =============     =============     =============        =============      =============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) .......................   $   1,363,276     $   2,142,512     $   1,665,635        $     461,307      $      99,317
Ratio of expenses to average
 net assets after waivers ......             N/A              0.95%             0.85%(c)             0.85%(c)           0.85%(a)
Ratio of expenses to average
 net assets before waivers
 (Note 6) ......................            0.97%             0.95%             0.95%(c)             1.04%(c)           1.82%(a)
Ratio of net investment
 income (loss) to average net
 assets after waivers ..........             N/A             (0.11)%           (0.16)%(c)           (0.30)%(c)          0.61%(a)
Ratio of net investment
 income (loss) to average net
 assets before waivers (Note 6)            (0.23)%           (0.11)%           (0.26)%(c)           (0.49)%(c)         (0.36)%(a)
Portfolio turnover rate ........             278%              203%              184%                  79%               116%
Effect of voluntary expense
 limitation during the period:
 (Note 6)
 Per share benefit to net
  investment income ............   $          --     $          --     $        0.01        $        0.02      $        0.04

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MFS INVESTORS TRUST PORTFOLIO:***
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                                       CLASS IB
                                                                      -------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                                      -------------------------------------------
                                                                          2001            2000           1999
                                                                      ------------    ------------   ------------
Net asset value, beginning of year ................................   $     10.72     $     10.84     $     10.00
                                                                      -----------     -----------     -----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ............................................          0.04            0.04            0.04
 Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ..........................................         (1.75)          (0.12)           0.84
                                                                      -----------     -----------     -----------
 Total from investment operations .................................         (1.71)          (0.08)           0.88
                                                                      -----------     -----------     -----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .............................         (0.04)          (0.04)          (0.04)
                                                                      -----------     -----------     -----------
Net asset value, end of year ......................................   $      8.97     $     10.72     $     10.84
                                                                      ===========     ===========     ===========
Total return ......................................................        (15.97)%         (0.77)%          8.76%
                                                                      ===========     ===========     ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ...................................   $   244,038     $   223,078     $   109,828
Ratio of expenses to average net assets after waivers .............          0.95%           0.93%           0.85%
Ratio of expenses to average net assets before waivers (Note 6) ...          0.97%           0.96%           1.16%
Ratio of net investment income to average net assets after waivers           0.48%           0.45%           0.80%
Ratio of net investment income to average net assets before waivers
 (Note 6) .........................................................          0.46%           0.42%           0.49%
Portfolio turnover rate ...........................................            84%             65%             64%
Effect of voluntary expense limitation during the year: (Note 6)
 Per share benefit to net investment income .......................   $       --#     $        --     $      0.01

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MFS RESEARCH PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                                 CLASS IB
                                             ----------------------------------------------------------------------------
                                                                                                            MAY 1, 1997*
                                                               YEAR ENDED DECEMBER 31,                           TO
                                             -----------------------------------------------------------     DECEMBER 31,
                                                 2001            2000           1999            1998             1997
                                             -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of period .....   $     14.71     $     17.06     $     14.21     $     11.48     $     10.00
                                             -----------     -----------     -----------     -----------     -----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................          0.01             --#            0.02            0.04            0.02
 Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ..........................         (3.18)          (0.91)           3.24            2.73            1.58
                                             -----------     -----------     -----------     -----------     -----------
 Total from investment operations ........         (3.17)          (0.91)           3.26            2.77            1.60
                                             -----------     -----------     -----------     -----------     -----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....         (0.01)          (0.03)          (0.02)          (0.04)          (0.02)
 Distributions from realized gains .......         (0.30)          (1.41)          (0.39)             --           (0.01)
 Distributions in excess of realized gains            --              --              --              --           (0.09)
                                             -----------     -----------     -----------     -----------     -----------
 Total dividends and distributions .......         (0.31)          (1.44)          (0.41)          (0.04)          (0.12)
                                             -----------     -----------     -----------     -----------     -----------
Net asset value, end of period ...........   $     11.23     $     14.71     $     17.06     $     14.21     $     11.48
                                             ===========     ===========     ===========     ===========     ===========
Total return .............................        (21.82)%         (5.25)%         23.12%          24.11%          16.07%(b)
                                             ===========     ===========     ===========     ===========     ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........   $   683,354     $   878,120     $   685,270     $   407,619     $   114,754
Ratio of expenses to average net assets
 after waivers ...........................          0.95%           0.92%           0.85%           0.85%           0.85%(a)
Ratio of expenses to average net assets
 before waivers (Note 6) .................          0.97%           0.94%           0.96%           1.05%           1.78%(a)
Ratio of net investment income (loss) to
average net assets after waivers .........          0.12%          (0.05)%          0.12%           0.44%           0.65%(a)
Ratio of net investment income (loss) to
average net assets before waivers (Note 6)          0.10%          (0.08)%          0.01%           0.24%          (0.28)%(a)
Portfolio turnover rate ..................           100%             92%             91%             73%             51%
Effect of voluntary expense limitation
 during the period: (Note 6)
 Per share benefit to net investment
   income ................................   $       --#     $        --     $      0.01     $      0.02     $      0.03

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                                CLASS IB
                                             ------------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,                        MAY 1, 1997*
                                             -----------------------------------------------------------         TO
                                                 2001            2000            1999            1998     DECEMBER 31, 1997
                                             -----------     -----------     -----------     -----------  -----------------
Net asset value, beginning of period .....   $     12.22     $     11.56     $     12.77     $     11.52     $     10.00
                                             -----------     -----------     -----------     -----------     -----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................          0.11            0.12            0.16            0.11            0.06
 Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ..........................         (0.94)           0.66           (0.34)           1.35            1.56
                                             -----------     -----------     -----------     -----------     -----------
 Total from investment operations ........         (0.83)           0.78           (0.18)           1.46            1.62
                                             -----------     -----------     -----------     -----------     -----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....         (0.11)          (0.12)          (0.16)          (0.11)          (0.06)
 Distributions from realized gains .......            --              --           (0.74)             --           (0.01)
 Distributions in excess of realized gains            --              --           (0.13)          (0.10)          (0.03)
                                             -----------     -----------     -----------     -----------     -----------
 Total dividends and distributions .......         (0.11)          (0.12)          (1.03)          (0.21)          (0.10)
                                             -----------     -----------     -----------     -----------     -----------
Net asset value, end of period ...........   $     11.28     $     12.22     $     11.56     $     12.77     $     11.52
                                             ===========     ===========     ===========     ===========     ===========
Total return .............................         (6.73)%          6.69%          (1.27)%         12.75%          16.23%(b)
                                             ===========     ===========     ===========     ===========     ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........   $   589,382     $   564,610     $   544,271     $   460,744     $   150,260
Ratio of expenses to average net assets
 after waivers ...........................          0.95%           0.92%           0.85%           0.85%           0.85%(a)
Ratio of expenses to average net assets
 before waivers (Note 6) .................          0.95%           0.92%           0.95%           1.04%           1.75%(a)
Ratio of net investment income to average
 net assets after waivers ................          1.01%           1.05%           1.29%           1.30%           1.67%(a)
Ratio of net investment income to average
 net assets before waivers (Note 6) ......          1.01%           1.05%           1.19%           1.11%           0.77%(a)
Portfolio turnover rate ..................            89%             87%             77%             74%             61%
Effect of voluntary expense limitation
 during the period: (Note 6)
 Per share benefit to net investment
   income ................................   $       --#     $        --     $      0.01     $      0.02     $      0.03

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                              CLASS IB
                                             ------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,                       MAY 1, 1997*
                                             -----------------------------------------------------------         TO
                                                 2001            2000            1999            1998     DECEMBER 31, 1997
                                             -----------     -----------     -----------     -----------  -----------------
Net asset value, beginning of period .....   $     13.44     $     19.35     $     13.01     $     10.89    $     10.00
                                             -----------     -----------     -----------     -----------    -----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................          0.08            0.27            0.07            0.05           0.03
 Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ..........................         (2.98)          (2.71)           7.69            2.07           0.93
                                             -----------     -----------     -----------     -----------    -----------
 Total from investment operations ........         (2.90)          (2.44)           7.76            2.12           0.96
                                             -----------     -----------     -----------     -----------    -----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....         (0.06)          (0.12)          (0.13)             --          (0.02)
 Dividends in excess of net investment
   income ................................            --           (0.07)          (0.22)             --             --
 Distributions from realized gains .......         (0.02)          (3.07)          (1.07)             --          (0.01)
 Distributions in excess of realized gains            --           (0.21)             --              --          (0.04)
                                             -----------     -----------     -----------     -----------    -----------
 Total dividends and distributions .......         (0.08)          (3.47)          (1.42)             --          (0.07)
                                             -----------     -----------     -----------     -----------    -----------
Net asset value, end of period ...........   $     10.46     $     13.44     $     19.35     $     13.01    $     10.89
                                             ===========     ===========     ===========     ===========    ===========
Total return .............................        (21.55)%        (12.33)%         60.24%          19.51%          9.58%(b)
                                             ===========     ===========     ===========     ===========    ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........   $   299,090     $   357,232     $   299,159     $   143,721    $    55,178
Ratio of expenses to average net assets
 after waivers ...........................          1.25%           1.23%           1.20%           1.20%          1.20%(a)
Ratio of expenses to average net assets
 before waivers (Note 6) .................          1.39%           1.27%           1.26%           1.46%          2.53%(a)
Ratio of net investment income to average
 net assets after waivers ................          0.66%           1.01%           0.54%           0.64%          0.74%(a)
Ratio of net investment income to average
 net assets before waivers (Note 6) ......          0.52%           0.98%           0.48%           0.38%         (0.59)%(a)
Portfolio turnover rate ..................            76%            112%            119%             94%            43%
Effect of voluntary expense limitation
 during the period: (Note 6)
 Per share benefit to net investment
   income ................................   $      0.02     $      0.01     $      0.01     $      0.02    $      0.05

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM INVESTORS GROWTH PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                                 CLASS IB
                                             -------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,                      MAY 1, 1997*
                                             -----------------------------------------------------------          TO
                                                 2001            2000            1999            1998     DECEMBER 31, 1997
                                             -----------     -----------     -----------     -----------  ------------------
Net asset value, beginning of period .....   $     17.24     $     21.41     $     16.79     $     12.33     $     10.00
                                             -----------     -----------     -----------     -----------     -----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) ............           --#           (0.04)          (0.03)           0.01            0.02
 Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ..........................         (4.21)          (3.70)           5.09            4.46            2.45
                                             -----------     -----------     -----------     -----------     -----------
 Total from investment operations ........         (4.21)          (3.74)           5.06            4.47            2.47
                                             -----------     -----------     -----------     -----------     -----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....            --              --              --           (0.01)          (0.03)
 Distributions from realized gains .......            --           (0.03)          (0.44)             --           (0.04)
 Distributions in excess of realized gains            --           (0.40)             --              --           (0.07)
                                             -----------     -----------     -----------     -----------     -----------
 Total dividends and distributions .......            --           (0.43)          (0.44)          (0.01)          (0.14)
                                             -----------     -----------     -----------     -----------     -----------
Net asset value, end of period ...........   $     13.03     $     17.24     $     21.41     $     16.79     $     12.33
                                             ===========     ===========     ===========     ===========     ===========
Total return .............................        (24.42)%        (17.79)%         30.24%          36.27%          24.70%(b)
                                             ===========     ===========     ===========     ===========     ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........   $   299,380     $   397,968     $   384,175     $   175,015     $    39,695
Ratio of expenses to average net assets
 after waivers ...........................          0.95%           0.95%           0.93%           0.85%           0.85%(a)
Ratio of expenses to average net assets
 before waivers (Note 6) .................          0.98%           0.97%           0.98%           1.09%           2.13%(a)
Ratio of net investment income (loss) to
average net assets after waivers .........         (0.02)%         (0.25)%         (0.20)%          0.14%           0.58%(a)
Ratio of net investment income (loss) to
average net assets before waivers (Note 6)         (0.05)%         (0.23)%         (0.25)%         (0.10)%         (0.70)%(a)
Portfolio turnover rate ..................            95%             81%             76%             64%             47%
Effect of voluntary expense limitation
 during the period: (Note 6)
 Per share benefit to net investment
   income ................................   $      0.01     $        --     $      0.01     $      0.02     $      0.05

                       See Notes to Financial Statements.

THE EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO:**
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                                   CLASS IB
                                                             -------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------------------
                                                                2001           2000           1999           1998
                                                             ----------     ----------     ----------     ----------
Net asset value, beginning of year .......................   $     9.03     $    10.85     $     9.56     $    10.00
                                                             ----------     ----------     ----------     ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................................         0.06           0.09           0.09           0.07
 Net realized and unrealized gain (loss) on investments ..         0.13          (0.55)          1.85          (0.30)
                                                             ----------     ----------     ----------     ----------
 Total from investment operations ........................         0.19          (0.46)          1.94          (0.23)
                                                             ----------     ----------     ----------     ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....................        (0.05)         (0.08)         (0.09)         (0.07)
 Distributions from realized gains .......................        (0.02)         (1.28)         (0.56)         (0.13)
 Distributions in excess of realized gains ...............           --             --             --          (0.01)
                                                             ----------     ----------     ----------     ----------
 Total dividends and distributions .......................        (0.07)         (1.36)         (0.65)         (0.21)
                                                             ----------     ----------     ----------     ----------
Net asset value, end of year .............................   $     9.15     $     9.03     $    10.85     $     9.56
                                                             ==========     ==========     ==========     ==========
Total return .............................................         2.12%         (3.43)%        20.68%         (2.27)%
                                                             ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ..........................   $   82,203     $   72,747     $   59,931     $   32,609
Ratio of expenses to average net assets after waivers ....         0.82%          0.75%          0.71%          0.60%
Ratio of expenses to average net assets before waivers
 (Note 6) ................................................         0.82%          0.93%          1.20%          1.81%
Ratio of net investment income to average net assets after
 waivers .................................................         0.74%          0.73%          1.11%          1.18%
Ratio of net investment income to average net assets
 before waivers (Note 6) .................................         0.73%          0.55%          0.62%         (0.03)%
Portfolio turnover rate ..................................           36%            59%            59%            35%
Effect of voluntary expense limitation during the period:
 (Note 6)
 Per share benefit to net investment income ..............   $      --#     $     0.02     $     0.04     $     0.07

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Concluded)

                                                                                  CLASS IB
                                                 ------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,                      MAY 1, 1997*
                                                 -----------------------------------------------------------        TO
                                                     2001            2000            1999            1998     DECEMBER 31, 1997
                                                 -----------     -----------     -----------     -----------  -----------------
Net asset value, beginning of period .........   $     10.70     $     14.42     $     11.10     $      9.85     $     10.00
                                                 -----------     -----------     -----------     -----------     -----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .......................          0.03            0.01            0.06            0.06            0.02
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions ...............................         (2.36)          (2.74)           3.46            1.28           (0.17)
                                                 -----------     -----------     -----------     -----------     -----------
 Total from investment operations ............         (2.33)          (2.73)           3.52            1.34           (0.15)
                                                 -----------     -----------     -----------     -----------     -----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ........         (0.02)             --           (0.05)          (0.07)             --
 Dividends in excess of net investment income             --              --              --           (0.02)             --
 Distributions from realized gains ...........           --#           (0.89)             --              --              --
 Distributions in excess of realized gains ...            --           (0.10)          (0.15)             --              --
                                                 -----------     -----------     -----------     -----------     -----------
 Total dividends and distributions ...........         (0.02)          (0.99)          (0.20)          (0.09)             --
                                                 -----------     -----------     -----------     -----------     -----------
Net asset value, end of period ...............   $      8.35     $     10.70     $     14.42     $     11.10     $      9.85
                                                 ===========     ===========     ===========     ===========     ===========
Total return .................................        (21.79)%        (18.70)%         31.92%          13.68%         (1.49)%(b)
                                                 ===========     ===========     ===========     ===========     ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ............   $   196,991     $   223,631     $   214,899     $   134,653     $    69,572
Ratio of expenses to average net assets after
 waivers .....................................          1.25%           1.24%           1.20%           1.20%           1.20%(a)
Ratio of expenses to average net assets before
 waivers (Note 6) ............................          1.29%           1.24%           1.29%           1.40%           2.56%(a)
Ratio of net investment income to average net
 assets after waivers ........................          0.33%           0.08%           0.51%           0.67%           0.45%(a)
Ratio of net investment income (loss) to
 average net assets before waivers (Note 6) ..          0.29%           0.07%           0.42%           0.47%          (0.91)%(a)
Portfolio turnover rate ......................            32%             48%             25%             22%             17%
Effect of voluntary expense limitation during
 the period: (Note 6)
 Per share benefit to net investment income ..   $       --#     $        --     $      0.01     $      0.02     $      0.05

---------
*     Commencement of Operations
**    Commenced operations on January 1, 1998.
***   Commenced operations on January 1, 1999.
+ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#     Per share amount is less than $0.01.
(a)   Annualized
(b)   Total return is not annualized.
(c) Reflects overall fund ratios for investment income and non-class specific expense.
(d) On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 1999 through October 17, 1999 is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.
(e) For periods through December 31, 2000, net investment income and capital changes per share are based on monthly average shares outstanding.
(f) On October 6, 2000, this Portfolio received, through a substitution transaction, the assets and liabilities of the BT Equity 500 Index Portfolio that followed the same investment objectives as this Portfolio. Information prior to the year ended December 31, 2000 represents the results of operations of the EQ Equity 500 Index Portfolio.
(g) On May 19, 2001, this Portfolio received, through a substitution transaction, the assets and liabilities of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio, and Mercury World Strategy Portfolio that followed the same investment objectives as this Portfolio. Information prior to the year ended December 31, 2001 represents the results of operations of the EQ/Balanced Portfolio.
(h) On May 19, 2001, this Portfolio received, through a merger transaction, the assets and liabilities of the EQ/T. Rowe Price Equity Income Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2001 represents the results of operations of the Lazard Large Cap Value Portfolio.

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 2001


Note 1  Organization and Significant Accounting Policies

     EQ Advisors Trust (the "Trust") was organized as a Delaware business trust on October 31, 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company with thirty-seven diversified portfolios and three non-diversified portfolios (each a "Portfolio"). The non-diversified Portfolios are: the EQ/Lazard Small Cap Value Portfolio (formerly known as Lazard Small Cap Portfolio), EQ/Marsico Focus Portfolio and EQ/Emerging Markets Equity Portfolio (formerly known as Morgan Stanley Emerging Markets Equity Portfolio).

     The EQ/Aggressive Stock and EQ/Balanced Portfolios employ multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of securities for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets.

     The Trust has the right to issue two classes of shares, Class IA and Class IB. As of and during the year ended December 31, 2001, the Trust had Class IB shares outstanding for each Portfolio. In addition, as of and during the year ended December 31, 2001, the Trust had Class IA shares outstanding for certain Portfolios as shown in the Statements of Assets and Liabilities. The Class IB shares are subject to distribution fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust's multiple class distribution system, both classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the Distribution Plan. The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by The Equitable Life Assurance Society of the United States ("Equitable"), an indirect wholly-owned subsidiary of AXA and Equitable of Colorado, Inc. ("EOC"), as well as insurance companies that are not affiliated with Equitable or EOC and to The Equitable Investment Plan for Employees, Managers and Agents. The Equitable Investment Plan for Employees, Managers and Agents is the primary shareholder of Class IA for EQ/Alliance Premier Growth Portfolio, EQ/Alliance Technology Portfolio, EQ/Bernstein Diversified Value Portfolio, EQ/FI Small Mid Cap Value and EQ/MFS Emerging Growth Portfolio.

     The investment objectives and certain investment policies of each Portfolio are as follows:

     EQ/Aggressive Stock Portfolio (advised by Alliance Capital Management, L.P. ("Alliance"), Marsico Capital Management, LLC, MFS Investment Management and Provident Investment Counsel, Inc.) -- Seeks to achieve long-term growth of capital.

     EQ/Alliance Common Stock Portfolio (advised by Alliance) -- Seeks to achieve long-term growth of capital and increased income.

     EQ/Alliance Global Portfolio (advised by Alliance) -- Seeks long-term growth of capital.

     EQ/Alliance Growth and Income Portfolio (advised by Alliance) -- Seeks to provide a high total return through investments primarily in dividend paying stocks of good quality, although the Portfolio also may invest in fixed-income and convertible securities.

     EQ/Alliance Growth Investors Portfolio (advised by Alliance) -- Seeks to achieve the highest total returns consistent with the Adviser's determination of reasonable risk.

     EQ/Alliance High Yield Portfolio (advised by Alliance) -- Seeks to achieve a high total return through a combination of current income and capital appreciation by investing generally in high yield securities.

     EQ/Alliance Intermediate Government Securities Portfolio (advised by Alliance) -- Seeks to achieve high current income consistent with relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2001


     EQ/Alliance International Portfolio (advised by Alliance) -- Seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies with prospects for growth.

     EQ/Alliance Money Market Portfolio (advised by Alliance) -- Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

     EQ/Alliance Premier Growth Portfolio (advised by Alliance) -- Seeks to achieve long-term growth of capital by primarily investing in equity securities of a limited number of large, carefully selected, high-quality United States companies that are judged, by the Adviser, likely to achieve superior earnings growth.

     EQ/Alliance Quality Bond Portfolio (advised by Alliance) -- Seeks to achieve high current income consistent with preservation of capital by investing primarily in investment grade fixed income securities.

     EQ/Alliance Small Cap Growth Portfolio (advised by Alliance) -- Seeks to achieve long-term growth of capital.

     EQ/Alliance Technology Portfolio (advised by Alliance) -- Seeks to achieve long-term growth of capital. Current income is incidental to the Portfolio's objective.

     EQ/AXP New Dimensions Portfolio (advised by American Express Financial Corp.) -- Seeks long-term growth of capital.

     EQ/AXP Strategy Aggressive Portfolio (advised by American Express Financial Corp.) -- Seeks long-term growth of capital.

     EQ/Balanced Portfolio (advised by Alliance, Capital Guardian Trust Company, Prudential Investments Fund Management LLC, Mercury Advisors and Jennison Associates LLC) -- Seeks to achieve a high return through both appreciation of capital and current income.

     EQ/Bernstein Diversified Value Portfolio (advised by Bernstein Investment Research and Management, a unit of Alliance) -- Seeks capital appreciation by investing primarily in equity securities of companies with relatively large market capitalizations that appear to the Adviser to be inexpensively priced relative to the return on total capital or equity.

     EQ/Calvert Socially Responsible Portfolio (advised by Calvert Asset Management Company, Inc. and Brown Capital Management, Inc.) -- Seeks long-term capital appreciation.

     EQ/Capital Guardian International Portfolio (advised by Capital Guardian Trust Company) -- Seeks to achieve long-term growth of capital by investing primarily in non-United States equity securities.

     EQ/Capital Guardian Research Portfolio (advised by Capital Guardian Trust Company) -- Seeks long-term growth of capital.

     EQ/Capital Guardian U.S. Equity Portfolio (advised by Capital Guardian Trust Company) -- Seeks long-term growth of capital.

     EQ/Emerging Markets Equity Portfolio (formerly known as Morgan Stanley Emerging Markets Equity Portfolio) (advised by Morgan Stanley Asset Management, Inc.) -- Seeks long-term capital appreciation by investing primarily in equity securities of issuers in emerging market countries.

     EQ/Equity 500 Index Portfolio (advised by Alliance) -- Seeks a total return before expenses that approximates the total return performance of the Standard & Poor's 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

     EQ/Evergreen Omega Portfolio (advised by Evergreen Investment Management Company LLC) -- Seeks long-term capital growth.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2001


     EQ/FI Mid Cap Portfolio (advised by Fidelity Management & Research Company) -- Seeks long-term growth of capital.

     EQ/FI Small/Mid Cap Value Portfolio (advised by Fidelity Management & Research Company) -- Seeks long-term capital appreciation.

     EQ/International Equity Index Portfolio (advised by Deutsche Asset Management Inc.) -- Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the MSCI EAFE Index.

     EQ/Janus Large Cap Growth Portfolio (advised by Janus Capital Corp.) -- Seeks long-term growth of capital in a manner consistent with the preservation of capital.

     EQ/J.P. Morgan Core Bond Portfolio (advised by J.P. Morgan Investment Management Inc.) -- Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity.

     EQ/Lazard Small Cap Value Portfolio (advised by Lazard Asset Management) -- Seeks capital appreciation by investing in equity securities of U.S. companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000 Index) that the Adviser considers inexpensively priced relative to the return on total capital or equity.

     EQ/Marsico Focus Portfolio (advised by Marsico Capital Management, LLC) -- Seeks long-term growth of capital.

     EQ/Mercury Basic Value Equity Portfolio (advised by Mercury Advisors) -- Seeks capital appreciation and secondarily, income by investing in securities, primarily equities, that the Adviser believes are undervalued and therefore represent basic investment value.

     EQ/MFS Emerging Growth Companies Portfolio (advised by MFS Investment Management) -- Seeks to provide long-term capital growth.

     EQ/MFS Investors Trust Portfolio (advised by MFS Investment Management) -- Seeks long-term growth of capital with a secondary objective to seek reasonable current income.

     EQ/MFS Research Portfolio (advised by MFS Investment Management) -- Seeks to provide long-term growth of capital and future income.

     EQ/Putnam Growth & Income Value Portfolio (advised by Putnam Investment Management, LLC) -- Seeks capital growth. Current income is a secondary objective.

     EQ/Putnam International Equity Portfolio (advised by Putnam Investment Management, LLC) -- Seeks capital appreciation.

     EQ/Putnam Investors Growth Portfolio (advised by Putnam Investment Management, LLC) -- Seeks long-term growth of capital and any increased income that results from this growth.

     EQ/Small Company Index Portfolio (advised by Deutsche Asset Management Inc.) -- Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index.

     EQ/T. Rowe Price International Stock Portfolio (advised by T. Rowe Price International, Inc.) -- Seeks long-term growth of capital through investment primarily in common stocks of established non-U.S. companies.

     The following is a summary of the significant accounting policies of the
Trust:

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2001


Valuation:

     Stocks listed on national securities exchanges or included on the NASDAQ stock market are valued at the last sale price, or, if there is no sale, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if no reported sale occurs during the day, at a bid price estimated by a broker.

     Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

     Mortgage backed and asset backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quote will be obtained from a broker and converted to a price.

     Purchased options, including options on futures that are traded on exchanges, are valued at their last bid price. Written options are valued at their last ask price. Options not traded on an exchange or not actively traded are valued at fair value as determined in good faith by the Board of Trustees.

     Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities; however, when such prices are unavailable, such bonds will be valued using broker quotes. U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

     Foreign securities not traded directly, or in American Depositary Receipt
(ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

     Short-term debt securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Short-term debt securities, which mature in more than 60 days are valued at representative, quoted prices. The EQ/Alliance Money Market Portfolio values all short-term debt securities at amortized cost.

     Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

     Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, are valued at fair value as determined in good faith by the Board of Trustees.

     Events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust's calculation of net asset values for each applicable Portfolio when the Trust's Manager deems that the particular event or circumstance would materially affect such Portfolio's net asset value.

     Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2001


Interest income (including amortization of premium and discount on long-term securities using the effective yield method) is accrued daily. The Trust records gains and losses realized on prepayments received on mortgage-backed securities in interest income. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities are presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities. Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods. All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

     The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

     (i) market value of investment securities, other assets and liabilities -- at the valuation date.

     (ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

     The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities. Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio's books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in the realized and unrealized gains and losses section, respectively, of the Statements of Operations.

Taxes:

     The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended ("Code") applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed at least annually for all Portfolios. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All dividends are distributed on a tax basis and, as such, the amounts may differ from financial statement investment income and realized capital gains. Those differences are primarily due to differing book and tax treatments for deferred organization costs, forward foreign currency transactions, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies, in-kind redemptions and straddle transactions. In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting purposes but are considered ordinary income for tax purposes.

     Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2001 as follows:

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2001

                                                              UNDISTRIBUTED
                                                            (OVERDISTRIBUTED)        ACCUMULATED            PAID
                                                              NET INVESTMENT        NET REALIZED             IN
PORTFOLIOS:                                                       INCOME             GAIN (LOSS)          CAPITAL
-----------                                                       ------             -----------          -------
EQ/Aggressive Stock Portfolio ..........................      $   (218,510)        $    218,510        $          --
EQ/Alliance Common Stock Portfolio .....................        (1,952,023)          (1,865,067)           3,817,090
EQ/Alliance Global Portfolio ...........................           725,294              280,499           (1,005,793)
EQ/Alliance Growth and Income Portfolio ................        (1,075,566)               3,662            1,071,904
EQ/Alliance Growth Investors Portfolio .................          (913,702)             913,702                   --
EQ/Alliance High Yield Portfolio .......................         1,399,312           (1,474,312)              75,000
EQ/Alliance Intermediate Government Securities
 Portfolio .............................................           157,279                   --             (157,279)
EQ/Alliance International Portfolio ....................           (53,921)             428,022             (374,101)
EQ/Alliance Money Market Portfolio .....................           781,325                   --             (781,325)
EQ/Alliance Premier Growth Portfolio ...................         4,090,818           56,618,802          (60,709,620)
EQ/Alliance Quality Bond Portfolio .....................            11,106          (12,194,052)          12,182,946
EQ/Alliance Small Cap Growth Portfolio .................         4,899,961                5,668           (4,905,629)
EQ/Alliance Technology Portfolio .......................         1,766,794                   --           (1,766,794)
EQ/AXP New Dimensions Portfolio ........................                --                   --                   --
EQ/AXP Strategy Aggressive Portfolio ...................            47,086                   --              (47,086)
EQ/Balanced Portfolio ..................................           793,705           (6,216,882)           5,423,177
EQ/Bernstein Diversified Value Portfolio ...............          (344,137)             350,408               (6,271)
EQ/Calvert Socially Responsible Portfolio ..............            15,201                   46              (15,247)
EQ/Capital Guardian International Portfolio ............         1,003,492           (1,003,492)                  --
EQ/Capital Guardian Research Portfolio .................                --                   --                   --
EQ/Capital Guardian U.S. Equity Portfolio ..............               658                 (658)                  --
EQ/Emerging Markets Equity Portfolio ...................           530,776              439,140             (969,916)
EQ/Equity 500 Index Portfolio ..........................            32,527              (72,775)              40,248
EQ/Evergreen Omega Portfolio ...........................            28,662                   --              (28,662)
EQ/FI Mid Cap Portfolio ................................               715                 (132)                (583)
EQ/FI Small/Mid Cap Value Portfolio ....................          (445,101)             273,332              171,769
EQ/International Equity Index Portfolio ................          (473,961)             483,482               (9,521)
EQ/Janus Large Cap Growth Portfolio ....................           303,404                  692             (304,096)
EQ/J.P. Morgan Core Bond Portfolio .....................           115,025             (108,754)              (6,271)
EQ/Lazard Small Cap Value Portfolio ....................           (75,657)              20,348               55,309
EQ/Marsico Focus Portfolio .............................             2,023                   76               (2,099)
EQ/Mercury Basic Value Equity Portfolio ................             6,496                   (2)              (6,494)
EQ/MFS Emerging Growth Companies Portfolio .............         3,570,804              287,532           (3,858,336)
EQ/MFS Investors Trust Portfolio .......................            (3,398)               3,398                   --
EQ/MFS Research Portfolio ..............................            (5,713)              12,007               (6,294)
EQ/Putnam Growth & Income Value Portfolio ..............             1,693                5,425               (7,118)
EQ/Putnam International Equity Portfolio ...............         1,086,574             (937,283)            (149,291)
EQ/Putnam Investors Growth Portfolio ...................            51,713                   --              (51,713)
EQ/Small Company Index Portfolio .......................          (109,245)              57,193               52,052
EQ/T. Rowe Price International Stock Portfolio .........          (203,045)             303,991             (100,946)

     Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1,2001

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2001


to December 31, 2001 the following Portfolios incurred and elected to defer until January 1, 2002 for U.S. Federal income tax purposes net capital and net currency losses as stated below:

                                                                        NET             NET
                                                                     CURRENCY         CAPITAL
                                                                       LOSS            LOSS
                                                                     ---------      -----------
EQ/Aggressive Stock Portfolio ....................................   $      --      $39,128,250
EQ/Alliance Common Stock Portfolio ...............................     268,574      253,491,889
EQ/Alliance Global Portfolio .....................................     544,590       48,797,844
EQ/Alliance Growth and Income Portfolio ..........................          --       38,130,063
EQ/Alliance Growth Investors Portfolio ...........................          --          232,745
EQ/Alliance High Yield Portfolio .................................          --        4,633,792
EQ/Alliance Intermediate Government Securities Portfolio .........          --               --
EQ/Alliance International Portfolio ..............................          --       17,570,019
EQ/Alliance Money Market Portfolio ...............................          --               --
EQ/Alliance Premier Growth Portfolio .............................          --      110,641,531
EQ/Alliance Quality Bond Portfolio ...............................          --               --
EQ/Alliance Small Cap Growth Portfolio ...........................          --       18,515,427
EQ/Alliance Technology Portfolio .................................          --       13,905,676
EQ/AXP New Dimensions Portfolio ..................................          --          316,048
EQ/AXP Strategy Aggressive Portfolio .............................          --          182,820
EQ/Balanced Portfolio ............................................       1,268       41,427,094
EQ/Bernstein Diversified Value Portfolio .........................          --               --
EQ/Calvert Socially Responsible Portfolio ........................          --               --
EQ/Capital Guardian International Portfolio ......................          --        2,016,317
EQ/Capital Guardian Research Portfolio ...........................          --           99,432
EQ/Capital Guardian U.S. Equity Portfolio ........................          --          970,669
EQ/ Emerging Markets Equity Portfolio ............................     362,117        7,882,393
EQ/Equity 500 Index Portfolio ....................................          --               --
EQ/Evergreen Omega Portfolio .....................................          --           15,133
EQ/FI Mid Cap Portfolio ..........................................          --          155,730
EQ/FI Small/Mid Cap Value Portfolio ..............................          --          270,303
EQ/International Equity Index Portfolio ..........................     323,451        1,253,128
EQ/Janus Large Cap Growth Portfolio ..............................          --        6,500,231
EQ/J.P. Morgan Core Bond Portfolio ...............................          --               --
EQ/Lazard Small Cap Value Portfolio ..............................          --               --
EQ/Marsico Focus Portfolio .......................................           7               --
EQ/Mercury Basic Value Equity Portfolio ..........................          --               --
EQ/MFS Emerging Growth Companies Portfolio .......................          13       42,271,090
EQ/MFS Investors Trust Portfolio .................................       4,959        4,330,460
EQ/MFS Research Portfolio ........................................       5,548       19,280,349
EQ/Putnam Growth & Income Value Portfolio ........................          --        1,922,272
EQ/Putnam International Equity Portfolio .........................   2,496,625           11,315
EQ/Putnam Investors Growth Portfolio .............................          --        2,480,721
EQ/Small Company Index Portfolio .................................          --               --
EQ/T. Rowe Price International Stock Portfolio ...................      37,523        2,100,917

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2001


Organizational Expense:

     Costs incurred by the Trust in connection with its organization have been allocated equally to and capitalized by each of the Portfolios that commenced operations on May 1, 1997 and were deferred and are being amortized on a straight-line basis over a 60-month period from the date the Portfolios commenced operations. On December 31, 1997 an additional $188,040 in organizational costs was capitalized and allocated evenly among the EQ/Equity 500 Index Portfolio, EQ/International Equity Index Portfolio, EQ/Small Company Index Portfolio, EQ/J.P. Morgan Core Bond Portfolio, EQ/Bernstein Diversified Value Portfolio and the EQ/Lazard Small Cap Value Portfolio in connection with their organization. Each of these Portfolios commenced operations on January 1, 1998.

Fees Paid Indirectly:

     For all Portfolios, the Board of Trustees has approved the payment of certain Trust expenses using brokerage service arrangements. For the year ended December 31, 2001, several Portfolios reduced expenses under these arrangements as follows:

FUND                                                       AMOUNT
EQ/Aggressive Stock Portfolio ........................    $30,132
EQ/Balanced Portfolio ................................     79,177
EQ/Capital Guardian International Portfolio ..........         44
EQ/Capital Guardian U.S. Equity Portfolio ............        136
EQ/Evergreen Omega Portfolio .........................        438
EQ/Marsico Focus Portfolio ...........................        189

Securities Lending:

     For all Portfolios, the Board of Trustees has approved the lending of portfolio securities, through its custodian bank The JPMorgan Chase Bank ("JPMorgan") acting as lending agent to certain approved broker-dealers in exchange for negotiated lenders' fees. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash held as collateral on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of portfolio securities will be continuously secured by collateral in cash or high grade debt securities at least equal at all times to the market value of the security loaned. JPMorgan will indemnify each Portfolio from any loss resulting from a borrower's failure to return a loaned security when due. JPMorgan invests the cash collateral on behalf of the Portfolios and retains a portion of the interest earned. The net amount of interest earned, after the interest rebate, is included in the Statements of Operations as securities lending income. At December 31, 2001, the cash collateral received by each Portfolio for securities loaned was invested by JPMorgan in short-term investments, a money market fund and a pooled repurchase agreement in which each Portfolio has a pro rata interest equal to the amount of cash collateral contributed. Such securities are not included in the Portfolio of Investments.

Repurchase Agreements:

     Certain Portfolios may enter into repurchase agreements with qualified and Manager approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on its cash

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2001


reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Options Written:

     Certain Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios may purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised, are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are canceled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

     The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Certain Portfolios may buy or sell futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios' securities or the price of securities that it intends to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high-grade debt securities. At December 31, 2001 the EQ/International Equity Index Portfolio had restricted foreign cash in the amount of $477,095 which was held by the broker as collateral which is included in the foreign cash balance on the Statement of Assets and Liabilities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by "marking-to-market" at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Certain Portfolios may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if they hold, and maintain until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if they enter into offsetting contracts for the forward sale of other securities they own. Forward commitments may be considered

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2001


securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which is risk in addition to the risk of decline in value of the Portfolio's other assets. Where such purchases are made through dealers; a Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to a Portfolio of an advantageous yield or price.

     Certain Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. The Advisers, as defined below, may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

Swaps:

     Certain Portfolios may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, or other liquid obligations. A Portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust's Board of Trustees.

Market and Credit Risk:

     Written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract price, which could be disadvantageous relative to the market price. The contract amounts of these covered written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps reflect the extent of the Portfolio's exposure to off-balance sheet risk. The Portfolio bears the market risk, which arises from any changes in security values. The credit risk for futures contracts and exchange traded options is limited to failure of the exchange or board of trade, which acts as the counterparty to the Portfolio's futures transactions. Forward commitments, forward foreign currency exchange contracts, over-the-counter options and swaps are done directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

Note 2 Management of the Trust

     The Trust has entered into an investment management agreement (the "Management Agreement") with Equitable (the "Manager"). The Management Agreement states that the Manager will (i) have overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) select and contract with investment advisers ("Advisers") to manage the investment operations and composition of each and every Portfolio;
(iii) monitor the Advisers' investment programs and results;

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2001


(iv) oversee compliance by the Trust with various Federal and state statutes; and (v) carry out the directives of the Board of Trustees. For the year ended December 31, 2001, for its services under the Management Agreement, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

INDEX PORTFOLIOS
----------------
EQ/Equity 500 Index ...............................        0.250%
EQ/International Equity Index .....................        0.350%
EQ/Small Company Index ............................        0.250%

                                                           FIRST            NEXT          NEXT          NEXT
DEBT PORTFOLIOS                                        $750 MILLION     $750 MILLION   $1 BILLION   $2.5 BILLION   THEREAFTER
---------------                                        ------------     ------------   ----------   ------------   ----------
EQ/Alliance High Yield ............................        0.600%           0.575%        0.550%        0.530%        0.520%
EQ/Alliance Intermediate Government Securities.....        0.500%           0.475%        0.450%        0.430%        0.420%
EQ/Alliance Money Market ..........................        0.350%           0.325%        0.300%        0.280%        0.270%
EQ/Alliance Quality Bond ..........................        0.525%           0.500%        0.475%        0.455%        0.445%
EQ/J.P. Morgan Core Bond ..........................        0.450%           0.425%        0.400%        0.380%        0.370%

                                                          FIRST          NEXT           NEXT           NEXT
EQUITY PORTFOLIOS                                      $1 BILLION     $1 BILLION     $3 BILLION     $5 BILLION     THEREAFTER
-----------------                                      ----------     ----------     ----------     ----------     ----------
EQ/Aggressive Stock ...............................       0.650%         0.600%         0.575%         0.550%         0.525%
EQ/Alliance Common Stock ..........................       0.550%         0.500%         0.475%         0.450%         0.425%
EQ/Alliance Global ................................       0.750%         0.700%         0.675%         0.650%         0.625%
EQ/Alliance Growth and Income .....................       0.600%         0.550%         0.525%         0.500%         0.475%
EQ/Alliance Growth Investors ......................       0.600%         0.550%         0.525%         0.500%         0.475%
EQ/Alliance International .........................       0.850%         0.800%         0.775%         0.750%         0.725%
EQ/Alliance Premier Growth ........................       0.900%         0.850%         0.825%         0.800%         0.775%
EQ/Alliance Small Cap Growth ......................       0.750%         0.700%         0.675%         0.650%         0.625%
EQ/Alliance Technology ............................       0.900%         0.850%         0.825%         0.800%         0.775%
EQ/AXP New Dimensions .............................       0.650%         0.600%         0.575%         0.550%         0.525%
EQ/AXP Strategy Aggressive ........................       0.700%         0.650%         0.625%         0.600%         0.575%
EQ/Balanced .......................................       0.600%         0.550%         0.525%         0.500%         0.475%
EQ/Bernstein Diversified Value ....................       0.650%         0.600%         0.575%         0.550%         0.525%
EQ/Calvert Socially Responsible ...................       0.650%         0.600%         0.575%         0.550%         0.525%
EQ/Capital Guardian International .................       0.850%         0.800%         0.775%         0.750%         0.725%
EQ/Capital Guardian Research ......................       0.650%         0.600%         0.575%         0.550%         0.525%
EQ/Capital Guardian U.S. Equity ...................       0.650%         0.600%         0.575%         0.550%         0.525%
EQ/FI Mid Cap .....................................       0.700%         0.650%         0.625%         0.600%         0.575%
EQ/FI Small/Mid Cap Value .........................       0.750%         0.700%         0.675%         0.650%         0.625%
EQ/Janus Large Cap Growth .........................       0.900%         0.850%         0.825%         0.800%         0.775%
EQ/Evergreen Omega ................................       0.650%         0.600%         0.575%         0.550%         0.525%
EQ/Putnam Growth & Income Value ...................       0.600%         0.550%         0.525%         0.500%         0.475%
EQ/Putnam International Equity ....................       0.850%         0.800%         0.775%         0.750%         0.725%
EQ/Putnam Investors Growth ........................       0.650%         0.600%         0.575%         0.550%         0.525%
EQ/Lazard Small Cap Value .........................       0.750%         0.700%         0.675%         0.650%         0.625%
EQ/Marsico Focus ..................................       0.900%         0.850%         0.825%         0.800%         0.775%
EQ/Mercury Basic Value Equity .....................       0.600%         0.550%         0.525%         0.500%         0.475%

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2001


                                                          FIRST          NEXT           NEXT           NEXT
EQUITY PORTFOLIOS                                      $1 BILLION     $1 BILLION     $3 BILLION     $5 BILLION     THEREAFTER
-----------------                                      ----------     ----------     ----------     ----------     ----------
EQ/MFS Emerging Growth Companies ..................       0.650%         0.600%         0.575%         0.550%         0.525%
EQ/MFS Investors Trust ............................       0.600%         0.550%         0.525%         0.500%         0.475%
EQ/MFS Research ...................................       0.650%         0.600%         0.575%         0.550%         0.525%
EQ/Emerging Markets Equity ........................       1.150%         1.100%         1.075%         1.050%         1.025%
EQ/T. Rowe Price International Stock ..............       0.850%         0.800%         0.775%         0.750%         0.725%

     On behalf of the Trust, the Manager has entered into investment advisory agreements ("Advisory Agreements") with each of the Advisers. Each of the Advisory Agreements obligates the Advisers for the respective Portfolios to:
(i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Advisers of each Portfolio.

     For EQ/T. Rowe Price International Stock Portfolio, the Manager has agreed not to implement any increase in the applicable management fee rate (as approved by shareholders) until July 31, 2002, unless the Board agrees that such a management fee increase should be put into operation earlier.

Note 3  Administrative Fees

     Equitable serves as Administrator to the Trust. As Administrator, Equitable provides the Trust with necessary administrative, fund accounting, and compliance services. Equitable may carry out its responsibilities either directly or through sub-contracting with third party providers. For these services, the Trust pays Equitable an annual fee payable monthly per the following fee schedule:

FIXED CHARGE

$30,000 for each Portfolio and each allocated portion of a multi-advised
Portfolio

TOTAL TRUST AVERAGE NET ASSET CHARGE

0.0400 of 1% on the first $3.0 billion
0.0300 of 1% on the next $3.0 billion
0.0250 of 1% on the next $4.0 billion
0.0225 of 1% in excess of $10.0 billion

     For the year ended December 31, 2001, Alliance (an affiliate of the Manager) performed certain Administrative functions for various Portfolios of the Trust. The cost of providing these services was paid by the Manager.

Note 4 Custody Fees

     The Trust has entered into a Custody Agreement with JPMorgan. The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. JPMorgan serves as custodian of the Trust's portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and JPMorgan, JPMorgan maintains and deposits in separate accounts, cash, securities and other assets of the Portfolios. JPMorgan is also required, upon the order of the Trust, to deliver securities held by JPMorgan, and to make payments for securities purchased by the Trust. JPMorgan has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2001


Note 5 Distribution Plan

     The Trust has entered into distribution agreements with AXA Advisors LLC and Equitable Distributors, Inc. ("EDI"), both indirect wholly-owned subsidiaries of Equitable (collectively, the "Distributors"), pursuant to which the Distributors serve as the principal underwriters of the Class IA and Class IB shares of the Trust. Class IB shares are subject to distribution fees imposed pursuant to a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.50% of the average net assets attributable to the Trust's Class IB shares. The distribution agreements, however, limit payments for services provided under the Distribution Plan to an annual rate of 0.25% of the average daily net assets attributable to the Trust's Class IB shares. The Trust's Class IA shares are not subject to such fees.

Note 6 Expense Limitation

     In the interest of limiting expenses of certain Portfolios, the Manager has entered into an expense limitation agreement with the Trust, with respect to such Portfolios ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (excluding the 0.25% annual fee under the Trust's Class IB Distribution Plan) of such Portfolio are limited to:

   0.55% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/J.P. Morgan Core Bond Portfolio
   0.60% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/Small Company Index Portfolio (effective 5/1/01, 0.50% for the period 1/1/01 -- 4/30/01)
   0.65% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/Balanced (effective 5/1/01, prior to 5/1/01, the Portfolio had no
       Expense Limitation Agreement)
   0.70% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/AXP New Dimensions Portfolio
      EQ/Bernstein Diversified Value Portfolio
      EQ/Capital Guardian Research Portfolio
      EQ/Capital Guardian U.S. Equity Portfolio
      EQ/Evergreen Omega Portfolio
      EQ/Mercury Basic Value Equity Portfolio
      EQ/MFS Investors Trust Portfolio
      EQ/MFS Research Portfolio
      EQ/Putnam Growth & Income Value Portfolio
      EQ/Putnam Investors Growth Portfolio
   0.75% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/AXP Strategy Aggressive Portfolio
      EQ/FI Mid Cap Portfolio
   0.80% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/Calvert Socially Responsible Portfolio
   0.85% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/FI Small/Mid Cap Value Portfolio
      EQ/International Equity Index Portfolio (effective 5/1/01, 0.75% for the period 1/1/01 -- 4/30/01)
      EQ/Lazard Small Cap Value Portfolio
   0.90% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/Alliance Premier Growth Portfolio
      EQ/Alliance Technology Portfolio

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2001


      EQ/Janus Large Cap Growth Portfolio
      EQ/Marsico Focus Portfolio
   0.95% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/Capital Guardian International Portfolio
   1.00% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/T. Rowe Price International Stock Portfolio
   1.25% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/Putnam International Equity Portfolio
   1.55% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/Emerging Markets Equity Portfolio (effective 5/1/01, 1.50% for the period 1/1/01 -- 4/30/01)

     Each Portfolio may at a later date reimburse to the Manager the management fees waived or other expenses assumed and paid for by the Manager pursuant to the Expense Limitation Agreement within the prior five fiscal years (prior three fiscal years for certain Portfolios, as indicated by a "+" in the following chart, or the prior two fiscal years for the EQ/Balanced Portfolio) provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above for the respective period; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis. Any reimbursement will be based on the earliest fees waived or assumed by the Manager. During the period ended December 31, 2001, the Manager received $3,733,626 in reimbursement from the 40 Portfolios comprising the Trust. At December 31, 2001, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

                                                          AMOUNT ELIGIBLE THROUGH:                            TOTAL
                                    ------------------------------------------------------------------    ELIGIBLE FOR
                                       2002          2003          2004          2005          2006       REIMBURSEMENT
                                    ----------    ----------    ----------    ----------    ----------    -------------
EQ/Alliance Premier Growth
 Portfolio+ .....................   $  239,626    $  483,822    $  618,904    $       --    $       --      $1,342,352
EQ/Alliance Technology
 Portfolio+ .....................           --        79,865       269,579            --            --         349,444
EQ/AXP New Dimensions
 Portfolio+ .....................           --        14,152       136,058            --            --         150,210
EQ/AXP Strategy Aggressive
 Portfolio+ .....................           --        13,811       115,103            --            --         128,914
EQ/Balanced Portfolio ...........           --            --            --            --            --              --
EQ/Bernstein Diversified Value
 Portfolio ......................           --            --        17,186            --       127,057         144,243
EQ/Calvert Socially Responsible
 Portfolio+ .....................       31,969        42,572        60,338            --            --         134,879
EQ/Capital Guardian
 International Portfolio+ .......       63,883        75,906       205,295            --            --         345,084
EQ/Capital Guardian Research
 Portfolio+ .....................       50,116        59,603        91,413            --            --         201,132
EQ/Capital Guardian U.S.
 Equity Portfolio+ ..............       57,121        65,720       103,039            --            --         225,880
EQ/Emerging Markets Equity
 Portfolio ......................           --            --       438,685       367,826       573,560       1,380,071
EQ/Evergreen Omega Portfolio.....           --            --        47,864        57,964        94,038         199,866
EQ/FI Mid Cap Portfolio+ ........           --        14,637       222,392            --            --         237,029

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2001


                                                            AMOUNT ELIGIBLE THROUGH:                              TOTAL
                                       ------------------------------------------------------------------    ELIGIBLE FOR
                                          2002          2003          2004          2005          2006       REIMBURSEMENT
                                       ----------    ----------    ----------    ----------    ----------    -------------
EQ/FI Small/Mid Cap Value
 Portfolio ..........................  $  189,146    $  273,559    $  128,707    $   66,661    $   19,116     $  677,189
EQ/Janus Large Cap Growth
 Portfolio+ .........................          --        17,516       159,808            --            --        177,324
EQ/J.P. Morgan Core Bond
 Portfolio ..........................          --        12,672       123,164        11,101        24,391        171,328
EQ/Lazard Small Cap Value
 Portfolio ..........................          --        80,795        59,209        25,414        40,741        206,159
EQ/Marsico Focus Portfolio+ .........          --            --            --            --        37,990         37,990
EQ/Mercury Basic Value Equity
 Portfolio ..........................          --       146,246       262,571        21,556        10,359        440,732
EQ/MFS Investors Trust
 Portfolio ..........................          --            --       105,274        45,505        54,022        204,801
EQ/MFS Research Portfolio ...........     257,307       477,580       573,236       172,174       161,246      1,641,543
EQ/Putnam Growth & Income
 Value Portfolio ....................          --       391,834       562,421        27,696         8,070        990,021
EQ/Putnam International Equity
 Portfolio ..........................          --       214,045       114,030       114,903       473,595        916,573
EQ/Putnam Investors Growth
 Portfolio ..........................      27,290       214,923       140,687        87,262       118,237        588,399
EQ/Small Company Index
 Portfolio ..........................          --       157,933       207,306       136,358         1,204        502,801
EQ/T. Rowe Price International
 Stock Portfolio ....................      43,079       215,359       141,721        12,352        88,477        500,988

Note 7 Trustees Deferred Compensation Plan

     A deferred compensation plan for the benefit of the unaffiliated Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee's services. Each Trustee may defer payment of such fees until their retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee.

Note 8 Substitution Transactions

     After the close of business on May 18, 2001, EQ/Balanced Portfolio acquired all the net assets of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio and Mercury World Strategy Portfolio ("substitution"), all former Portfolios of the Trust. For accounting purposes, this transaction is treated as a merger. The substitution was accomplished by a tax-free exchange of 32,549,522 Class IA shares of Alliance Conservative Investors Portfolio (valued at $386,469,104) and 14,796,564 shares of Class IB shares (valued at $174,950,631), 2,099,145
Class IB shares of EQ/Evergreen Foundation Portfolio (valued at $19,883,531), 9,620,433 Class IB shares of EQ/Putnam Balanced Portfolio (valued at $118,827,580), and 3,770,277 Class IB Shares of Mercury World Strategy Portfolio (valued at $36,984,980) for 121,210,914 Class IA Shares (valued at $458,497,982) and 3,612,215 Class IB (valued at $278,412,563) shares of
EQ/Balanced Portfolio. Included in the net assets exchanged was $20,075,396 of unrealized depreciation. The aggregate net assets of EQ/Balanced Portfolio, Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio and Mercury World Strategy Portfolio immediately before the substitutions were $1,956,054,464, $561,419,735, $19,883,531,
$118,827,580, and $36,984,980, respectively, resulting in combined net assets of $2,693,170,290.

     On May 19, 2000 the Board of Trustees approved the substitution of the BT Equity 500 Index Portfolio into the EQ/Equity 500 Index Portfolio.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Concluded)
December 31, 2001


     On October 6, 2000, EQ/Equity 500 Index Portfolio acquired all the net assets of BT Equity 500 Index Portfolio pursuant to a substitution transaction. For accounting purposes, this transaction is treated as a merger. The substitution was accomplished by a tax-free exchange of 30,462,213 Class IB shares of EQ/Equity 500 Index Portfolio (valued at $862,019,452) for the 60,547,951 Class IB shares of BT Equity 500 Index Portfolio outstanding on October 6, 2000. BT Equity 500 Index Portfolio's net assets at that date ($862,019,452), including $70,693,843 of unrealized appreciation, were combined with those of EQ/Equity 500 Index Portfolio. The aggregate net assets of EQ/Equity 500 Index Portfolio and BT Equity 500 Index Portfolio immediately before the substitution were $2,387,402,958 and $862,019,452, respectively, resulting in combined net assets of $3,249,422,410.

Note 9 Reorganization Transaction

     After the close of business on May 18, 2001, the EQ/Bernstein Diversified Portfolio ("Bernstein Portfolio") acquired all the net assets of the EQ/T. Rowe Price Equity Income Portfolio ("Price Portfolio") pursuant to a reorganization transaction. For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange of 908,939 Class IA shares and 24,733,649 Class IB shares of the Bernstein Portfolio (valued at $11,161,771 and $303,729,210, respectively), including $20,864,646 of unrealized appreciation, for 844,310 Class IA shares and 22,980,538 Class IB shares of the Price Portfolio outstanding on May 18, 2001. The Bernstein Portfolio's net assets at that date ($207,841,965), including $11,005,155 of unrealized appreciation, were combined with those of the Price Portfolio. The aggregate net assets of the Bernstein Portfolio and the Price Portfolio immediately before the reorganization were $207,841,965 and $315,013,102, respectively, resulting in combined net assets of $522,855,067.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of
EQ Advisors Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the 40 portfolios constituting EQ Advisors Trust (the "Trust") at December 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 14, 2002

                  FEDERAL INCOME TAX INFORMATION (UNAUDITED)

     For the year ended December 31, 2001, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, foreign taxes which are expected to be passed through to shareholders foreign tax credits, gross income derived from sources within foreign countries and finally long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return were as follows:

                                                     70% DIVIDEND         FOREIGN         FOREIGN         LONG TERM
                                                  RECEIVED DEDUCTION       TAXES       SOURCE INCOME     CAPITAL GAIN
                                                  ------------------       -----       -------------     ------------
PORTFOLIOS:
EQ/Aggressive Stock Portfolio ................           74.70%                --                --               --
EQ/Alliance Common Stock Portfolio ...........           27.70                 --                --      $15,666,883
EQ/Alliance Global Portfolio .................              --           $982,092        $8,933,627          627,994
EQ/Alliance Growth and Income
 Portfolio ...................................           99.62                 --                --       92,408,418
EQ/Alliance Growth Investors Portfolio .......           25.00                 --                --               --
EQ/Alliance High Yield Portfolio .............            2.54                 --                --               --
EQ/Alliance Intermediate Government
 Securities Portfolio ........................              --                 --                --               --
EQ/Alliance International Portfolio ..........              --            263,363         2,639,666          987,845
EQ/Alliance Money Market Portfolio ...........              --                 --                --               --
EQ/Alliance Premier Growth Portfolio .........           86.33                 --                --               --
EQ/Alliance Quality Bond Portfolio ...........              --                 --                --               --
EQ/Alliance Small Cap Growth Portfolio .......            0.68                 --                --        3,766,840
EQ/Alliance Technology Portfolio .............           33.93                 --                --               --
EQ/AXP New Dimensions Portfolio ..............          100.00                 --                --               --
EQ/AXP Strategy Aggressive Portfolio .........              --                 --                --               --
EQ/Balanced Portfolio ........................           12.76                 --                --               --
EQ/Bernstein Diversified Value Portfolio .....          100.00                 --                --       10,828,373
EQ/Calvert Socially Responsible Portfolio.....            5.47                 --                --               --
EQ/Capital Guardian International
 Portfolio ...................................              --            160,370         1,497,090               --
EQ/Capital Guardian Research Portfolio .......           98.85                 --                --               --
EQ/Capital Guardian U.S. Equity
 Portfolio ...................................           98.51                 --                --               --
EQ/Emerging Markets Equity Portfolio .........              --            311,156           311,156          275,305
EQ/Equity 500 Index Portfolio ................          100.00                 --                --        1,499,214
EQ/Evergreen Omega Portfolio .................           97.26                 --                --               --
EQ/FI Mid Cap Portfolio ......................           97.51                 --                --               --
EQ/FI Small/Mid Cap Value Portfolio ..........          100.00                 --                --               --
EQ/International Equity Index Portfolio ......              --            138,998         1,577,776          274,630
EQ/Janus Large Cap Growth Portfolio ..........              --                 --                --               --
EQ/J.P. Morgan Core Bond Portfolio ...........              --                 --                --        4,467,210
EQ/Lazard Small Cap Value Portfolio ..........           15.73                 --                --        8,789,029
EQ/Marsico Focus Portfolio ...................              --                 --                --               --
EQ/Mercury Basic Value Equity Portfolio.......           36.66                 --                --       13,349,307
EQ/MFS Emerging Growth Companies
 Portfolio ...................................           19.82                 --                --               --
EQ/MFS Investors Trust Portfolio .............          100.00                 --                --               --
EQ/MFS Research Portfolio ....................          100.00                 --                --       18,013,763
EQ/Putnam Growth & Income Value
 Portfolio ...................................          100.00                 --                --               --
EQ/Putnam International Equity Portfolio......              --            584,722         5,871,399          285,293
EQ/Putnam Investors Growth Portfolio .........              --                 --                --               --
EQ/Small Company Index Portfolio .............           97.13                 --                --          138,682
EQ/T. Rowe Price International Stock
 Portfolio ...................................              --            246,777         3,073,947           33,264

MANAGEMENT OF THE TRUST

The Trust's Board has the responsibility for the overall management of the Trust and the Portfolios, including general supervision and review of the investment activities and their conformity with Delaware law and the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.

THE TRUSTEES

------------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER OF
                                                                                  PORTFOLIOS
                                                                                  IN COMPLEX
                                                                                   OVERSEEN
                                         TERM OF                                      BY
                                          OFFICE                                  TRUSTEE OR
                         POSITION(S)    AND LENGTH                                 NOMINEE    OTHER DIRECTORSHIPS HELD
                          HELD WITH         OF         PRINCIPAL OCCUPATION(S)       FOR        BY TRUSTEE OR NOMINEE
 NAME, ADDRESS AND AGE       FUND      TIME SERVED       DURING PAST 5 YEARS       TRUSTEE           FOR TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                                                  INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
Peter D. Noris*          Trustee and      From            From May 1995 to           40      From July 1995 to
1290 Avenue of the        President    March 1997     present, Executive Vice                present, Director,
Americas,                              to present       President and Chief                  Alliance Capital
New York, New York                                    Investment Officer, AXA                Management, L.P.; from
(46)                                                  Financial and Executive                November 1995 to
                                                         Vice President of                   present, Executive Vice
                                                             Equitable.                      President, AXA Advisors
                                                                                             LLC.
------------------------------------------------------------------------------------------------------------------------
Gary S. Schpero**          Trustee        From           Retired. Prior to           40
c/o EQ Advisors Trust                 May 2000 to     January 1, 2000, Partner
1290 Avenue of the                      present         of Simpson Thacher &
Americas                                              Bartlett (law firm) and
(48)                                                    Managing Partner of
                                                       Investment Management
                                                       and Investment Company
                                                          Practice Group.
------------------------------------------------------------------------------------------------------------------------
                                                  INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
Theodossios                Trustee        From            From May 1994 to           40
Athanassiades                          March 2000   present, Director, Atlantic
c/o EQ Advisors Trust                  to present        Bank of New York.
1290 Avenue of the
Americas
New York, New York
(63)
------------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards          Trustee        From         From 1986 to present,         40      From 1992 to present,
Syrus Associates                       March 1997     Partner and Consultant,                Trustee, Provident
880 Third Avenue                       to present         Syrus Associates                   Investment Counsel Trust;
New York, New York                                    (business and marketing                from 1995 to present,
(55)                                                      consulting firm)                   Director, The PBHG
                                                                                             Funds, Inc.
------------------------------------------------------------------------------------------------------------------------
David W. Fox               Trustee        From         From 1987 to present,         40
c/o EQ Advisors Trust                 May 2000 to         Director of USG
1290 Avenue of the                      present        Corporation; from 1989
Americas                                              to 2000, Public Governor
New York, New York                                       and from 1996-2000
(70)                                                  Chairman of the Chicago
                                                          Stock Exchange.
------------------------------------------------------------------------------------------------------------------------

------------
*   Affiliated with the Manager and Distributor.
**  Affiliated with Affiliate of the Manager.

------------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF
                                                                                 PORTFOLIOS
                                                                                 IN COMPLEX
                                                                                  OVERSEEN
                                         TERM OF                                     BY
                                          OFFICE                                 TRUSTEE OR
                         POSITION(S)    AND LENGTH                                NOMINEE    OTHER DIRECTORSHIPS HELD
                          HELD WITH         OF        PRINCIPAL OCCUPATION(S)       FOR        BY TRUSTEE OR NOMINEE
 NAME, ADDRESS AND AGE       FUND      TIME SERVED      DURING PAST 5 YEARS       TRUSTEE           FOR TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                                                 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
William M. Kearns, Jr      Trustee        From        From 1994 to present,         40      From 1995 to present,
c/o EQ Advisors Trust                  March 1997     President, W.M. Kearns                Director Malibu
1290 Avenue of the                     to present      & Co., Inc. (private                 Entertainment
Americas                                               investment company);                 Worldwide, Inc., from
New York, New York                                    from 1998 to present,                 1975 to present, Director
(66)                                                   Vice Chairman Keefe                  Selective Insurance
                                                    Managers, Inc.; from 1996               Group, Inc.; from 1991 to
                                                       to present Advisory                  present, Director
                                                      Director Proudfoot PLC                Transistor Devices, Inc.
                                                    (N.A.) (consulting firm);
                                                       from 2001 to present
                                                        Advisory Director
                                                        Gridley & Company
                                                               LLC.
------------------------------------------------------------------------------------------------------------------------
Christopher P.A.           Trustee        From        From 1998 to present,         40
Komisarjevsky                          March 1997      President and Chief
c/o EQ Advisors Trust                  to present       Executive Officer,
1290 Avenue of the                                      Burson-Marsteller
Americas                                                worldwide (public
New York, New York                                   relations); from 1996 to
(57)                                                1998, President and Chief
                                                        Executive Officer,
                                                      Burson-Marsteller USA.
------------------------------------------------------------------------------------------------------------------------
Harvey Rosenthal           Trustee        From        From 1997 to present,         40
c/o EQ Advisors Trust                  March 1997        Director, LoJack
1290 Avenue of the                     to present       Corporation; from
Americas                                                  1996-present,
(59)                                                Consultant/Director; from
                                                     1994 to 1996, President
                                                       and Chief Operating
                                                         Officer Melville
                                                       Corporation (now CVS
                                                     Corporation, a drugstore
                                                              chain)
------------------------------------------------------------------------------------------------------------------------